                                                     REGISTRATION NO. 333-31131
                                                     REGISTRATION NO. 811-07659

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933                        [X]
                        PRE-EFFECTIVE AMENDMENT NO.                        [_]
                      POST-EFFECTIVE AMENDMENT NO. 79                      [X]
                                   AND/OR
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                    [X]
                             AMENDMENT NO. 442                             [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 49
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2018 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

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                               EXPLANATORY NOTE:

This Post-Effective Amendment No. 79 ("PEA") to the Form N-4 Registration Statement No. 333-31131 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectuses and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2018


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

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WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging./()/

For Accumulator(R) Plus contracts, we allocate a credit to your account value at the same time we allocate your contribution. Under the Accumulator(R) Plus contracts, a portion of the withdrawal charge and mortality and expense risks charge are used to recover the cost of providing the credit. The charge associated with the credit may, over time, exceed the sum of the credit and related earnings. Expenses for a contract with a credit may be higher than expenses for a contract without a credit.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

The contract may not be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchased the contract. See Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All features and benefits described in this Prospectus may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. No contributions are accepted after the first contract year (other than QP contracts).
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(+)The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.

VARIABLE INVESTMENT OPTIONS
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.. AXA Balanced Strategy/(*)/
.. AXA Conservative Growth Strategy/(*)/
.. AXA Conservative Strategy/(*)/
.. AXA Growth Strategy/(*)/
.. AXA Moderate Growth Strategy/(*)/
.. 1290 VT Socially Responsible
.. AXA 400 Managed Volatility
.. AXA 2000 Managed Volatility
.. AXA/AB Small Cap Growth
.. AXA/Franklin Small Cap Value Managed Volatility
.. AXA/Franklin Templeton Allocation Managed Volatility
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Value Managed Volatility
.. AXA/Janus Enterprise
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
.. AXA/Templeton Global Equity Managed Volatility
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Equity 500 Index
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index
.. EQ/ Mid Cap Index
.. EQ/Money Market
.. EQ/Quality Bond Plus
.. EQ/Small Company Index
.. Multimanager Technology
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(*)The "AXA Strategic Allocation Portfolios."

Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                #502814/9.0 All

The contract includes investment restrictions. You must allocate amounts under either Option A -- Asset Allocation ("Option A") or Option B -- Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A requires that 100% of your account value be invested in the AXA Strategic Allocation Portfolios, the EQ/Money Market Portfolio, the guaranteed interest option or the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. If you elect the Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection"), you can choose either Option A or Option B. Because GMIB II -- Custom Selection permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP").

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.


The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2018, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


THE CONTRACT IS NO LONGER AVAILABLE FOR NEW PURCHASERS. These versions of the Accumulator(R) Series contracts are no longer available for new purchasers. These contracts are no longer being sold. This Prospectus is designed for current contract owners. Also, in addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus


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             Index of key words and phrases                      5
             Who is AXA Equitable?                               7
             How to reach us                                     8
             The Accumulator(R) Series at a glance -- key
               features                                         10

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             FEE TABLE                                          13
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             Examples                                           15
             Condensed financial information                    16

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             1. CONTRACT FEATURES AND BENEFITS                  17
             ------------------------------------------------------
             How you can purchase and contribute to your
               contract                                         17
             Owner and annuitant requirements                   17
             How you can make your contributions                18
             What are your investment options under the
               contract?                                        19
             Portfolios of the Trusts                           20
             Allocating your contributions                      25
             Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS
               ONLY)                                            30
             Guaranteed minimum death benefit and Guaranteed
               minimum income benefit base                      31
             Annuity purchase factors                           33
             Guaranteed minimum income benefit                  33
             Adding the Guaranteed minimum income benefit
               after issue                                      36
             Dropping the Guaranteed minimum income benefit
               after issue                                      37
             Guaranteed minimum death benefit                   37
             Guaranteed withdrawal benefit for life ("GWBL")    39
             Dropping the Guaranteed withdrawal benefit for
               life after conversion                            45
             Guaranteed benefit offers                          46
             Guaranteed benefit lump sum payment option         46
             Inherited IRA beneficiary continuation contract    47
             Your right to cancel within a certain number of
               days                                             49

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             2. DETERMINING YOUR CONTRACT'S VALUE               50
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             Your account value and cash value                  50
             Your contract's value in the variable investment
               options                                          50
             Your contract's value in the guaranteed interest
               option                                           50
             Your contract's value in the account for special
               dollar cost averaging                            50
             Effect of your account value falling to zero       50
             Termination of your contract                       51


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"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

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      3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS             52
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      Transferring your account value                                 52
      Our administrative procedures for calculating your Roll-up
        benefit base following a transfer                             52
      Disruptive transfer activity                                    53
      Rebalancing your account value                                  54

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      4. ACCESSING YOUR MONEY                                         55
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      Withdrawing your account value                                  55
      How withdrawals are taken from your account value               59
      How withdrawals affect your Guaranteed minimum income benefit
        and Guaranteed minimum death benefit                          59
      How withdrawals affect your GWBL                                60
      Withdrawals treated as surrenders                               60
      Surrendering your contract to receive its cash value            61
      When to expect payments                                         61
      Signature Guarantee                                             61
      Your annuity payout options                                     61

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      5. CHARGES AND EXPENSES                                         64
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      Charges that AXA Equitable deducts                              64
      Charges that the Trusts deduct                                  68
      Group or sponsored arrangements                                 68
      Other distribution arrangements                                 69

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      6. PAYMENT OF DEATH BENEFIT                                     70
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      Your beneficiary and payment of benefit                         70
      Beneficiary continuation option                                 73

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      7. TAX INFORMATION                                              75
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      Overview                                                        75
      Contracts that fund a retirement arrangement                    75
      Transfers among investment options                              75
      Taxation of nonqualified annuities                              75
      Individual retirement arrangements (IRAs)                       78
      Traditional individual retirement annuities (traditional IRAs)  78
      Roth individual retirement annuities (Roth IRAs)                83
      Tax withholding and information reporting                       85
      Special rules for contracts funding qualified plans             86
      Impact of taxes to AXA Equitable                                86

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      8. MORE INFORMATION                                             87
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      About Separate Account No. 49                                   87
      About the Trusts                                                87
      About the general account                                       87
      About other methods of payment                                  88
      Dates and prices at which contract events occur                 88
      About your voting rights                                        89
      Cybersecurity                                                   89
      Statutory compliance                                            89


      About legal proceedings                                         89
      Financial statements                                            90
      Transfers of ownership, collateral assignments, loans and
        borrowing                                                     90
      About Custodial IRAs                                            90
      How divorce may affect your guaranteed benefits                 90
      How divorce may affect your Joint Life GWBL                     90
      Distribution of the contracts                                   91


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          APPENDICES
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             I   --   Condensed financial information                I-1
            II   --   Purchase considerations for QP contracts      II-1
           III   --   Enhanced death benefit example               III-1
            IV   --   Hypothetical illustrations                    IV-1
             V   --   Earnings enhancement benefit example           V-1
            VI   --   State contract availability and/or
                        variations of certain features and
                        benefits                                    VI-1
           VII   --   Contract variations                          VII-1
          VIII   --   Rules regarding contributions to your
                        contract                                  VIII-1
            IX   --   Guaranteed benefit lump sum payout option
                        hypothetical illustrations                  IX-1

          ---------------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION
            Table of contents
          ---------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

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This index should help you locate more information on the terms used in this Prospectus.


                                                             PAGE

5% Roll-up to age 80 (GMIB I -- Asset Allocation)               31
5% Roll-up to age 80 (GMIB II -- Custom Selection)              31
account for special dollar cost averaging                       25
account for special money market dollar cost averaging          28
account value                                                   50
administrative charge                                           64
annual administrative charge                                    65
Annual Ratchet                                                  43
Annual Ratchet to age 80 enhanced death benefit                 32
annuitant                                                       17
annuitization                                                   61
annuity maturity date                                        44,63
annuity payout options                                          61
annuity purchase factors                                        33
automatic annual reset program                                  33
automatic customized reset program                              33
AXA Strategic Allocation Portfolios                              1
beneficiary                                                     70
Beneficiary continuation option ("BCO")                         47
business day                                                    88
cash value                                                      50
charges for state premium and other applicable taxes            68
contract date                                                   18
contract date anniversary                                       18
contract year                                                   18
contributions to Roth IRAs                                      83
   regular contributions                                        83
   rollovers and transfers                                      83
   conversion contributions                                     84
contributions to traditional IRAs                               78
   regular contributions                                        78
   rollovers and direct transfers                               79
Conversion effective date                                       39
Conversion transaction date                                     39
credit                                                          30
disability, terminal illness or confinement to nursing home     66
disruptive transfer activity                                    53
Distribution Charge                                             64
Earnings enhancement benefit                                    38
Earnings enhancement benefit charge                             68
ERISA                                                        68,75
Excess withdrawal                                               40
Fixed-dollar option                                             29
free look                                                       49
free withdrawal amount                                          66
general account                                                 87
General dollar cost averaging                                   29
GMIB addition date                                              36
GMIB effective date                                          31,36


                                                             PAGE

GMIB effective date anniversary                                 35
guaranteed interest option                                      25
Guaranteed minimum death benefit                                37
Guaranteed minimum death benefit and Guaranteed minimum
  income benefit base                                           31
Guaranteed minimum income benefit                               33
Guaranteed minimum income benefit charge                        67
Guaranteed minimum income benefit "no lapse guarantee"       34,50
Guaranteed withdrawal benefit for life ("GWBL")                 39
Guaranteed withdrawal benefit for life charge                   68
GWBL benefit base                                               40
Inherited IRA                                                    2
Investment simplifier                                           29
investment options                                               1
IRA                                                              2
IRS                                                             75
lifetime required minimum distribution withdrawals              58
market timing                                                   53
Maturity date annuity payments                               63,76
Mortality and expense risks charge                              64
Non-qualified ("NQ")                                             2
one-time reset option                                           33
Online Account Access                                            8
Option A -- Asset Allocation                                    25
Option B -- Custom Selection                                    26
partial withdrawals                                             56
participant                                                     17
Portfolio                                                        1
processing office                                              2,8
Qualified Plan ("QP")                                            2
Rebalancing                                                     54
Roll-up benefit base reset option                                8
Roth IRA                                                        83
SAI                                                              2
SEC                                                              2
Separate Account No. 49                                         87
Special dollar cost averaging                                   28
Special money market dollar cost averaging                      28
standard death benefit                                          31
substantially equal withdrawals                                 57
Spousal continuation                                            71
systematic withdrawals                                          56
traditional IRA                                                 78
Trusts                                                        1,87
unit                                                            50
variable investment options                                   1,19
wire transmittals and electronic applications                   88
withdrawal charge                                               65

                        INDEX OF KEY WORDS AND PHRASES

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

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 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
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variable investment options            Investment Funds

account value                          Annuity Account Value

unit                                   Accumulation Unit

Guaranteed minimum income benefit      Excess Withdrawal
excess withdrawal
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                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $669.9 billion in assets as of December 31, 2017. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

..   statement of your account value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your account value as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 80.

 ONLINE ACCOUNT ACCESS SYSTEM:

Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options.

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   rebalance under Option A

..   elect to receive certain contract statements electronically;

..   change your address;

..   change your password; and

..   access Frequently Asked Questions and Service Forms.

Online Account Access is normally available seven days a week, 24 hours a day. You may access Online Account Access by visiting our website at www.axa.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             WHO IS AXA EQUITABLE?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and rollovers;

(8)exercise of the Guaranteed minimum income benefit;

(9)requests to reset your Roll-up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(10)requests to opt out of or back into the Annual Ratchet of the GWBL benefit base;

(11)death claims;

(12)change in ownership (NQ only, if available under your contract);

(13)requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(14)purchase by, or change of ownership to, a nonnatural owner;

(15)requests to collaterally assign your NQ contract;

(16)requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(17)election to convert the Guaranteed minimum income benefit to the GWBL at age 80;

(18)requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 80;

(19)requests to transfer, re-allocate, rebalance, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through the Online Account Access system);

(20)transfers into and among the investment options; and

(21)requests for withdrawals.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)general dollar cost averaging (including the fixed dollar and interest sweep options);

(2)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(3)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(4)substantially equal withdrawals;

(5)systematic withdrawals;

(6)the date annuity payments are to begin; and

(7)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.


                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix
                      VIII" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                                       ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                       ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
--------------------------------------------------------------------------------------
Special dollar cost         Yes             No              Yes             No
averaging
--------------------------------------------------------------------------------------
Special money market        No              Yes             No              Yes
dollar cost averaging
--------------------------------------------------------------------------------------
Credits                     No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to
                            decide which series of the contract may be
                            appropriate for you based on a thorough analysis of
                            your particular insurance needs, financial
                            objectives, investment goals, time horizons and
                            risk tolerance.
--------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment
MANAGEMENT                  options invest in different Portfolios managed by
                            professional investment advisers.
--------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
--------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR  Available for dollar cost averaging all or a
COST AVERAGING              portion of any eligible contribution to your
                            contract (available for Accumulator(R) and
                            Accumulator(R) Elite/SM/ contracts only).
--------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until
                                you make withdrawals from your contract or
                                receive annuity payments.
                            ----------------------------------------------------
                            .   No tax on transfers among investment options
                                inside the contract.
                            ----------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract, which is an Individual Retirement Annuity
                            (IRA) or to fund an employer retirement plan (QP or
                            Qualified Plan), you should be aware that such
                            annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal
                            Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its features
                            and benefits beyond tax deferral meet your needs
                            and goals. You may also want to consider the
                            relative features, benefits and costs of these
                            annuities compared with any other investment that
                            you may use in connection with your retirement plan
                            or arrangement. Depending on your personal
                            situation, the contract's guaranteed benefits may
                            have limited usefulness because of required minimum
                            distributions ("RMDs").
--------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

------------------------------------------------------------------------------
GUARANTEED MINIMUM    The Guaranteed minimum income benefit provides income
INCOME BENEFIT        protection for you during your life once you elect to
                      annuitize the contract by exercising the benefit. If
                      you elect GMIB I -- Asset Allocation, your contract
                      will be restricted to Option A. If you elect GMIB II --
                      Custom Selection, you may allocate amounts under either
                      Option A or Option B, and therefore, the fees
                      associated with GMIB II -- Custom Selection are higher
                      than those associated with GMIB I -- Asset Allocation.
                      If you do not elect to exercise the Guaranteed minimum
                      income benefit, this benefit will automatically convert
                      to a Guaranteed withdrawal benefit for life as of the
                      contract date anniversary following age 80, unless you
                      terminate the benefit.
                      The Guaranteed withdrawal benefit for life guarantees
                      that you can take withdrawals up to a maximum amount
                      each contract year. Excess withdrawals can cause a
                      significant reduction in your benefit. THE BENEFIT IS
                      AVAILABLE ONLY ON A CONVERSION FROM THE GUARANTEED
                      MINIMUM INCOME BENEFIT ON THE CONTRACT DATE ANNIVERSARY
                      FOLLOWING AGE 80. If you have not elected to exercise
                      the Guaranteed minimum income benefit as of the
                      contract date anniversary following age 80, the
                      Guaranteed minimum income benefit will automatically
                      convert to the Guaranteed withdrawal benefit for life
                      effective on that date. You will be restricted to
                      Option A under the Guaranteed withdrawal benefit for
                      life.
------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS  The chart below shows the minimum initial and additional contribution amounts under the contracts.
                      Please see "How you can purchase and contribute to your
                      contract" under "Contract features and benefits" and
                      "Rules regarding contributions to your contract" in
                      "Appendix VIII" for more information.

                              ACCUMULATOR(R)  ACCUMULATOR(R)   ACCUMULATOR(R)
              ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/        SELECT/SM/
 ------------------------------------------------------------------------------
 NQ           $5,000($500)    $10,000($500)   $10,000($500)    $25,000($500)
 ------------------------------------------------------------------------------
              $5,000($50)     $10,000($50)    $10,000($50)     $25,000($50)
 Traditional
 IRA
 ------------------------------------------------------------------------------
 Roth IRA     $5,000($50)     $10,000($50)    $10,000($50)     $25,000($50)
 ------------------------------------------------------------------------------
 Inherited    $5,000($1,000)  n/a             $10,000($1,000)  $25,000($1,000)
 IRA
 Beneficiary
 Continuation
 contract
 (traditional
 IRA or
 Roth IRA)
 ("Inherited
 IRA")
 ------------------------------------------------------------------------------
 QP           $5,000($500)    $10,000($500)   $10,000($500)    n/a
 ------------------------------------------------------------------------------

                          .   No contributions after first contract
                              year (other than QP contracts)
                          .   Maximum contribution limitations apply to
                              all contracts. For more information,
                              please see "How you can purchase and
                              contribute to your contract" in "Contract
                              features and benefits" later in this
                              Prospectus.
                          ----------------------------------------------
                          In general, contributions are limited to $1.5
                          million ($500,000 maximum for owners or
                          annuitants who are age 81 and older at
                          contract issue) under all Accumulator(R)
                          Series contracts with the same owner or
                          annuitant. Subsequent contributions are not
                          permitted after conversion to the Guaranteed
                          withdrawal benefit for life. Upon advance
                          notice to you, we may exercise certain rights
                          we have under the contract regarding
                          contributions, including our rights to (i)
                          change minimum and maximum contribution
                          requirements and limitations, and (ii)
                          discontinue acceptance of contributions.
                          Further, we may at any time exercise our
                          rights to limit or terminate your
                          contributions and transfers to any of the
                          variable investment options and to limit the
                          number of variable investment options which
                          you may elect. For more information, please
                          see "How you can purchase and contribute to
                          your contract" in "Contract features and
                          benefits" later in this Prospectus.
------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your
(ACCUMULATOR(R) PLUS/SM/  account value. We allocate a credit to your
CONTRACTS ONLY)           account value at the same time that we
                          allocate your contributions. The credit will
                          apply to additional contribution amounts only
                          to the extent that those amounts exceed total
                          withdrawals from the contract. The amount of
                          credit may be up to 5% of each contribution,
                          depending on certain factors. The credit is
                          subject to recovery by us in certain limited
                          circumstances.
------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic
                              basis
                          .   Contract surrender
                          .   Maximum payment plan (only under
                              contracts with GWBL)
                          .   Customized payment plan (only under
                              contracts with GWBL)
                          .   You may incur a withdrawal charge (not
                              applicable to Accumulator(R) Select/SM/
                              contracts) for certain withdrawals or if
                              you surrender your contract. You may also
                              incur income tax and a tax penalty.
                              Certain withdrawals will diminish the
                              value of optional benefits.
------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Dollar cost averaging
                           .   Automatic quarterly account value rebalancing (Option B
                               only)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nursing home (not applicable to Accumulator(R)
                               Select/SM/ contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Option to add or drop the Guaranteed minimum income
                               benefit after issue
                           .   Option to drop the Guaranteed withdrawal benefit for
                               life after conversion
                           .   Spousal continuation
                           .   Beneficiary continuation option (IRA and NQ only)
                           .   Roll-up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix VIII" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL       To exercise your cancellation right you must mail the
                           contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you
                           receive it. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain
                           number of days" in "Contract features and benefits" later
                           in this Prospectus for more information.
---------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. PLEASE SEE APPENDIX VI LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals or transfers, apply your cash value to certain payout options or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

---------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn/(2) /(deducted if
you surrender your contract or make certain                  ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
withdrawals or apply your cash value to       ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
certain payout options).                      7.00%          8.00%          8.00%          N/A


SPECIAL SERVICES CHARGES

..   Wire transfer charge       Current and Maximum Charge:  $90

..   Express mail charge        Current and Maximum Charge:  $35

..   Duplicate contract charge  Current and Maximum Charge:  $35/(3)/
------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

---------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH
 CONTRACT DATE ANNIVERSARY
---------------------------------------------------------
Maximum annual administrative charge/(4)/
   If your account value on a contract date
   anniversary is less than $50,000/(5)/        $30

   If your account value on a contract date     $0
   anniversary is $50,000 or more

---------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
 ASSETS/(6)/
---------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                            ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
                                              ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
                                              -----------    -              -              -
Mortality and expense risks/(7)/              0.80%          0.95%          1.10%          1.10%
Administrative                                0.30%          0.35%          0.30%          0.25%
Distribution                                  0.20%          0.25%          0.25%          0.35%
                                              -----          -----          -----          -----
Total Separate account annual expenses        1.30%          1.55%          1.65%          1.70%

---------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE
FOLLOWING OPTIONAL BENEFITS
---------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base./(8) /Deducted
annually/(9) /on each contract date anniversary for which the benefit is in effect.)

   Standard death benefit                                           No Charge

   Annual Ratchet to age 80                                         0.25%

   Annual Ratchet to age 80 (New York and Washington)               0.30%

                                   FEE TABLE

Greater of 5% Roll-up to age 80 or Annual Ratchet to age 80
("Greater of" GMDB I) (ONLY AVAILABLE IF YOU ALSO ELECT
GUARANTEED MINIMUM INCOME BENEFIT I -- ASSET ALLOCATION)

   Maximum Charge (IF YOU ELECT TO RESET THE ROLL-UP BENEFIT
   BASE, WE WILL INCREASE YOUR CHARGE TO)                           1.05%/(13)/

   Current Charge                                                   0.90%

Greater of 5% Roll-up to age 80 or Annual Ratchet to age 80
("Greater of" GMDB II) (ONLY AVAILABLE IF YOU ALSO ELECT
GUARANTEED MINIMUM INCOME BENEFIT II -- CUSTOM SELECTION)

   Maximum Charge (IF YOU ELECT TO RESET THE ROLL-UP BENEFIT
   BASE, WE WILL INCREASE YOUR CHARGE TO)                           1.25%/(13)/

   Current Charge                                                   1.10%
-----------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(10) /(Calculated as a
percentage of the applicable benefit base./(8) /Deducted
annually/(9) /on each contract date anniversary for which the benefit is in effect.)

   If you elect Guaranteed minimum income benefit I -- Asset
   Allocation

   Maximum Charge (IF YOU ELECT TO RESET THE ROLL-UP BENEFIT
   BASE, WE WILL INCREASE YOUR CHARGE TO)                           1.20%/(13)/

   Current Charge                                                   0.90%

   If you elect Guaranteed minimum income benefit II -- Custom
   Selection

   Maximum Charge (IF YOU ELECT TO RESET THE ROLL-UP BENEFIT
   BASE, WE WILL INCREASE YOUR CHARGE TO)                           1.40%/(13)/

   Current Charge                                                   1.10%
-----------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(10) /(Calculated as a
percentage of the account value. Deducted annually/(4) /on each
contract date anniversary for which the benefit is in effect.)      0.35%
-----------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE/(10)(11) /(Available only upon conversion of the
Guaranteed minimum income benefit and calculated as a percentage of the GWBL benefit base/(8) /deducted annually/(9) /on each contract date anniversary for which the benefit is in effect.)

   Conversion from Guaranteed minimum income benefit I -- Asset
   Allocation

   Maximum Charge (IF YOU RESET YOUR GUARANTEED MINIMUM INCOME
   BENEFIT PRIOR TO CONVERSION OR IF YOUR GWBL BENEFIT BASE
   RATCHETS AFTER CONVERSION, WE WILL INCREASE YOUR CHARGE TO)      1.20%

   Current Charge                                                   0.90%

   Conversion from Guaranteed minimum income benefit II --
   Custom Selection

   Maximum Charge (IF YOU RESET YOUR GUARANTEED MINIMUM INCOME
   BENEFIT PRIOR TO CONVERSION OR IF YOUR GWBL BENEFIT BASE
   RATCHETS AFTER CONVERSION, WE WILL INCREASE YOUR CHARGE TO)      1.40%

   Current Charge                                                   1.10%
-----------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the

                                   FEE TABLE
investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


---------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
NET ASSETS/(6)/
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that     Lowest Highest
are deducted from Portfolio assets including management      0.59%  1.41%
fees, 12b-1 fees, service fees, and/or other expenses)/(12)/
---------------------------------------------------------------------------


Notes:

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make a withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payout option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
    1.........     7.00%          8.00%          8.00%
    2.........     7.00%          8.00%          7.00%
    3.........     6.00%          7.00%          6.00%
    4.........     6.00%          7.00%          5.00%
    5.........     5.00%          6.00%          0.00%
    6.........     3.00%          5.00%          0.00%
    7.........     1.00%          4.00%          0.00%
    8.........     0.00%          3.00%          0.00%
    9.........     0.00%          2.00%          0.00%
    10+.......     0.00%          0.00%          0.00%

(3)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(4)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(5)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(6)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(7)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

(8)The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator(R) Plus/SM/ contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(9)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(10)If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(11)Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

(12)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

(13)Any reset prior to April 1, 2013 did not result in an increased charge.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II -- Custom Selection) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.008%; Accumulator(R) Plus/SM/ 0.011%; Accumulator(R) Elite/SM/ 0.013%; and Accumulator(R) Select/SM/ 0.004%. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" GMDB II and the Guaranteed minimum income benefit II -- Custom Selection, both of which are calculated as a percentage of each benefit's benefit base.

                                   FEE TABLE

The guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), and the charge for any optional benefits do apply to the guaranteed interest option and the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract).

These examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes that a 4% credit was applied to your contribution. Other than the administrative charge and the charges for the guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and total annual expenses of the Portfolios (before expense limitations). These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                            ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,253   $2,389    $3,570    $6,475    $553    $1,789    $3,070    $6,475
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,167   $2,139    $3,168    $5,763    $467    $1,539    $2,668    $5,763
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,390   $2,496    $3,239    $6,764    $590    $1,896    $3,239    $6,764
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,304   $2,248    $2,844    $6,079    $504    $1,648    $2,844    $6,079
---------------------------------------------------------------------------------------------------------------


                                        ACCUMULATOR(R) PLUS/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,395   $2,609    $3,863    $6,832    $595    $1,909    $3,263    $6,832
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,307   $2,352    $3,451    $6,109    $507    $1,652    $2,851    $6,109
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) SELECT/SM/
------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $2,258  $3,608   $7,147   $595    $1,908    $3,258    $6,797
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $2,010  $3,214   $6,465   $509    $1,660    $2,864    $6,115
------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2017.

                                   FEE TABLE

1. Contract features and benefits

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HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix VII summarize our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Additional contributions may not be permitted in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are currently permitted in your state.

No contributions are accepted after the first contract year (other than QP contracts). Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and
(ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

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WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
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We may refuse to accept any contribution if the sum of all contributions under all Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue). If we do accept a contribution over that $1,500,000 threshold, we may require that the account value be allocated according to Option A. For information about Option A, please see "Allocating your contribution" later in this Prospectus. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

Subsequent contributions are not permitted after conversion to the Guaranteed withdrawal benefit for life.

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THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the Guaranteed withdrawal benefit for life with a joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

                        CONTRACT FEATURES AND BENEFITS

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. You may be permitted under the terms of your NQ contract to transfer ownership to a family member. In the event that ownership is changed to a family member, the original owner of the contract will remain the measuring life for determining contract benefits. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, WE INTEND THESE TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE GUARANTEED MINIMUM INCOME BENEFIT CONVERTS TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE IS NOT IN EFFECT, BENEFITS ARE BASED ON THE AGE OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS APPLICABLE. THERE ARE ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS IF THE GUARANTEED MINIMUM INCOME BENEFIT CONVERTS TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. SEE "GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")" IN "CONTRACT FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL") at age 80, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority, Inc. ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

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THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
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AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
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If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

                        CONTRACT FEATURES AND BENEFITS

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OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
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WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). This section lists each of the variable investment options and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in general, including the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I -- Asset Allocation, your contract will be restricted to Option A. If you elect GMIB II -- Custom Selection or if you do not elect a GMIB, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable and/or its affiliates may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark) " under the column entitled "Volatility Management."

You should be aware that having the GMIB and/or certain other guaranteed benefits limits your ability to invest in some of the variable investment options that would otherwise be available to you under the contract. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) and investment option restrictions in connection with any guaranteed benefit that include these Portfolios are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). THIS MAY EFFECTIVELY SUPPRESS THE VALUE OF GUARANTEED BENEFIT(S) THAT ARE ELIGIBLE FOR PERIODIC BENEFIT BASE RESETS BECAUSE YOUR BENEFIT BASE IS AVAILABLE FOR RESETS ONLY WHEN YOUR ACCOUNT VALUE IS HIGHER. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.


Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

                        CONTRACT FEATURES AND BENEFITS

ASSET TRANSFER PROGRAM. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


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 EQ ADVISORS TRUST                                                      INVESTMENT ADVISER
 CLASS IB SHARES                                                        (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                          AS APPLICABLE)                 MANAGEMENT
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AXA BALANCED         Seeks long-term capital appreciation and current   .   AXA Equitable Funds        (check mark)
  STRATEGY           income.                                                Management Group, LLC
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AXA CONSERVATIVE     Seeks current income and growth of capital, with   .   AXA Equitable Funds        (check mark)
  GROWTH STRATEGY    a greater emphasis on current income.                  Management Group, LLC
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AXA CONSERVATIVE     Seeks a high level of current income.              .   AXA Equitable Funds        (check mark)
  STRATEGY                                                                  Management Group, LLC
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AXA GROWTH STRATEGY  Seeks long-term capital appreciation and current   .   AXA Equitable Funds        (check mark)
                     income, with a greater emphasis on capital             Management Group, LLC
                     appreciation.
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AXA MODERATE GROWTH  Seeks long-term capital appreciation and current   .   AXA Equitable Funds        (check mark)
  STRATEGY           income, with a greater emphasis on current             Management Group, LLC
                     income.
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1290 VT SOCIALLY     Seeks to track the investment results of the MSCI  .   BlackRock Investment
  RESPONSIBLE        KLD 400 Social Index.                                  Management, LLC
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AXA 400 MANAGED      Seeks to achieve long-term growth of capital       .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and      .   AXA Equitable Funds
                     managing volatility in the Portfolio.                  Management Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
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AXA 2000 MANAGED     Seeks to achieve long-term growth of capital       .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and      .   AXA Equitable Funds
                     managing volatility in the Portfolio.                  Management Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
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AXA/AB SMALL CAP     Seeks to achieve long-term growth of capital.      .   AllianceBernstein L.P.
  GROWTH                                                                .   AXA Equitable Funds
                                                                            Management Group, LLC
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AXA/FRANKLIN SMALL   Seeks to achieve long-term total return with an    .   AXA Equitable Funds        (check mark)
  CAP VALUE MANAGED  emphasis on risk-adjusted returns and managing         Management Group, LLC
  VOLATILITY         volatility in the Portfolio.                       .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Franklin Advisory
                                                                            Services, LLC
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                        CONTRACT FEATURES AND BENEFITS

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 EQ ADVISORS TRUST                                                      INVESTMENT ADVISER
 CLASS IB SHARES                                                        (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                          AS APPLICABLE)                 MANAGEMENT
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AXA/FRANKLIN         Primarily seeks capital appreciation and           .   AXA Equitable Funds        (check mark)
  TEMPLETON          secondarily seeks income.                              Management Group, LLC
  ALLOCATION
  MANAGED VOLATILITY
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AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation    .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and          Management Group, LLC
                     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Morgan Stanley Investment
                                                                            Management Inc.
                                                                        .   OppenheimerFunds, Inc.
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AXA INTERNATIONAL    Seeks to achieve long-term growth of capital       .   AXA Equitable Funds        (check mark)
  CORE MANAGED       with an emphasis on risk-adjusted returns and          Management Group, LLC
  VOLATILITY         managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   EARNEST Partners, LLC
                                                                        .   Federated Global
                                                                            Investment Management
                                                                            Corp.
                                                                        .   Massachusetts Financial
                                                                            Services Company d/b/a
                                                                            MFS Investment Management
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AXA INTERNATIONAL    Seeks to provide current income and long-term      .   AXA Equitable Funds        (check mark)
  VALUE MANAGED      growth of income, accompanied by growth of             Management Group, LLC
  VOLATILITY         capital with an emphasis on risk-adjusted          .   BlackRock Investment
                     returns and managing volatility in the Portfolio.      Management, LLC
                                                                        .   Northern Cross, LLC
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AXA/JANUS ENTERPRISE Seeks to achieve capital growth.                   .   Janus Capital Management
                                                                            LLC
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AXA LARGE CAP CORE   Seeks to achieve long-term growth of capital       .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and          Management Group, LLC
                     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Capital Guardian Trust
                                                                            Company
                                                                        .   Thornburg Investment
                                                                            Management, Inc.
                                                                        .   Vaughn Nelson Investment
                                                                            Management
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP        Seeks to provide long-term capital growth with an  .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED     emphasis on risk-adjusted returns and managing         Management Group, LLC
  VOLATILITY         volatility in the Portfolio.                       .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   HS Management Partners,
                                                                            LLC
                                                                        .   Loomis, Sayles & Company,
                                                                            L.P.
                                                                        .   Polen Capital Management,
                                                                            LLC
                                                                        .   T. Rowe Price Associates,
                                                                            Inc.
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE  Seeks to achieve long-term growth of capital with  .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY an emphasis on risk-adjusted returns and managing  .   AXA Equitable Funds
                     volatility in the Portfolio.                           Management Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Massachusetts Financial
                                                                            Services Company d/b/a
                                                                            MFS Investment Management
--------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

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 EQ ADVISORS TRUST                                                           INVESTMENT ADVISER
 CLASS IB SHARES                                                             (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                               AS APPLICABLE)                 MANAGEMENT
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AXA MID CAP VALUE    Seeks to achieve long-term capital appreciation with    .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY an emphasis on risk adjusted returns and managing           Management Group, LLC
                     volatility in the Portfolio.                            .   BlackRock Investment
                                                                                 Management, LLC
                                                                             .   Diamond Hill Capital
                                                                                 Management, Inc.
                                                                             .   Wellington Management
                                                                                 Company, LLP
-------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON        Seeks to achieve long-term capital growth with an       .   AXA Equitable Funds        (check mark)
  GLOBAL EQUITY      emphasis on risk adjusted returns and managing              Management Group, LLC
  MANAGED VOLATILITY volatility in the Portfolio.                            .   BlackRock Investment
                                                                                 Management, LLC
                                                                             .   Templeton Global Advisors
                                                                                 Limited
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EQ/COMMON STOCK      Seeks to achieve a total return before expenses that    .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the
                     Russell 3000(R) Index, including reinvestment of
                     dividends, at a risk level consistent with that of the
                     Russell 3000(R) Index.
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EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that    .   SSgA Funds Management,
                     approximates the total return performance of the            Inc.
                     Bloomberg Barclays U.S. Intermediate Government/
                     Credit Bond Index, including reinvestment of
                     dividends, at a risk level consistent with that of the
                     Bloomberg Barclays U.S. Intermediate Government/
                     Credit Bond Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that    .   AllianceBernstein L.P.
                     approximates the total return performance of the
                     Standard & Poor's 500 Composite Stock Price Index,
                     including reinvestment of dividends, at a risk level
                     consistent with that of the Standard & Poor's 500
                     Composite Stock Price Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that    .   SSgA Funds Management,
  GOVERNMENT BOND    approximates the total return performance of the            Inc.
                     Bloomberg Barclays U.S. Intermediate Government
                     Bond Index, including reinvestment of dividends, at
                     a risk level consistent with that of the Bloomberg
                     Barclays U.S. Intermediate Government Bond Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses)       .   AllianceBernstein L.P.
  EQUITY INDEX       that approximates the total return performance of a
                     composite index comprised of 40% DJ EURO STOXX
                     50 Index, 25% FTSE 100 Index, 25% TOPIX Index,
                     and 10% S&P/ASX 200 Index, including
                     reinvestment of dividends, at a risk level consistent
                     with that of the composite index.
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses         .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance
                     of the Russell 1000(R) Growth Index, including
                     reinvestment of dividends at a risk level
                     consistent with that of the Russell 1000(R)
                     Growth Index.
-------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                          INVESTMENT ADVISER
 CLASS IB SHARES                                                            (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                              AS APPLICABLE)                 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that   .   SSgA Funds Management,
  INDEX              approximates the total return performance of the           Inc.
                     Russell 1000(R) Value Index, including reinvestment
                     of dividends, at a risk level consistent with that of
                     the Russell 1000(R) Value Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that   .   SSgA Funds Management,
                     approximates the total return performance of the           Inc.
                     Standard & Poor's Mid Cap 400 Index, including
                     reinvestment of dividends, at a risk level consistent
                     with that of the Standard & Poor's Mid Cap 400
                     Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(1)/ Seeks to obtain a high level of current income,        .   The Dreyfus Corporation
                     preserve its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent        .   AllianceBernstein L.P.
                     with moderate risk to capital.                         .   AXA Equitable Funds
                                                                                Management Group, LLC
                                                                            .   Pacific Investment
                                                                                Management Company LLC
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before      .   AllianceBernstein L.P.
  INDEX              expenses) the total return of the Russell 2000(R)
                     Index.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.          .   Allianz Global Investors
  TECHNOLOGY                                                                    U.S. LLC
                                                                            .   AXA Equitable Funds
                                                                                Management Group, LLC
                                                                            .   SSgA Funds Management,
                                                                                Inc.
                                                                            .   Wellington Management
                                                                                Company, LLP
----------------------------------------------------------------------------------------------------------------------


(1)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2018 is 1%, 1.25%, 1.5%, 2.75% or 3%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

If you elected a guaranteed benefit that provides a 5% roll-up, an allocation to the guaranteed interest option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 2% with respect to amounts allocated to the guaranteed interest rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at enhanced guaranteed rates in this account for specified time periods. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A -- Asset Allocation or Option B -- Custom Selection, which we describe below. You must select either Option A -- Asset Allocation or Option B -- Custom Selection with your initial contribution. If you elect Guaranteed minimum income benefit I -- Asset Allocation, your contract is restricted to Option A. If you elect Guaranteed minimum income benefit II -- Custom Selection or if you don't elect a Guaranteed minimum income benefit, you can choose either Option A or Option B. Upon conversion of GMIB to GWBL, your contract will be restricted to Option A. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

In addition, if you are permitted to allocate contributions of more than $1,500,000 to Accumulator(R) series contracts with the same owner or annuitant, we may restrict your contract to Option A. Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions under Option B, those allocation instructions must comply with the Option B rules that are in effect at the time that you submit the new allocation instructions. Under certain circumstances you may be able or required to switch from Option A or B to the other, under rules we discuss below.

OPTION A -- ASSET ALLOCATION

Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the AXA Strategic Allocation Portfolios; (2) the guaranteed interest option; (3) the EQ/Money Market Portfolio; and (4) the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

The AXA Strategic Allocation Portfolios are:
  AXA Balanced Strategy
  AXA Conservative Growth Strategy
  AXA Conservative Strategy
  AXA Growth Strategy
  AXA Moderate Growth Strategy

Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions for contracts issued in certain states. See Appendix VI later

                        CONTRACT FEATURES AND BENEFITS
in this Prospectus for state variations. Dollar cost averaging programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.

When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.

OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be:
(1) allocated to the variable investment options according to the category and investment option limits described below; or (2) allocated to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). The guaranteed interest option is not available under Option B.

If you do not elect the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), all of your account value must be allocated among the investment options in the following four categories:

  Category 1 -- Fixed Income
   EQ/Core Bond Index
   EQ/Intermediate Government Bond
   EQ/Money Market
   EQ/Quality Bond PLUS

  Category 2 -- Core Diversified Equity
   AXA Balanced Strategy
   AXA Conservative Growth Strategy
   AXA Conservative Strategy
   AXA Growth Strategy
   AXA Moderate Growth Strategy
   AXA/Franklin Templeton Allocation
   AXA/Large Cap Core Managed Volatility
   AXA/Large Cap Growth Managed Volatility
   AXA/Large Cap Value Managed Volatility
   EQ/Common Stock Index
   EQ/Equity 500 Index
   EQ/Large Cap Growth Index
   EQ/Large Cap Value Index

  Category 3 -- Small Cap/Mid Cap/International
   AXA 400 Managed Volatility
   AXA 2000 Managed Volatility
   AXA/Global Equity Managed Volatility
   AXA/International Core Managed Volatility
   AXA/International Value Managed Volatility
   AXA/Mid Cap Value Managed Volatility
   AXA/AB Small Cap Growth
   EQ/International Equity Index
   EQ/Mid Cap Index
   EQ/Small Company Index

  Category 4 -- Specialty
   1290 VT Socially Responsible
   AXA/Franklin Small Cap Value Managed Volatility
   AXA/Janus Enterprise
   AXA/Templeton Global Equity Managed Volatility
   Multimanager Technology

Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.

CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits of Option B -- Custom Selection.

-------------------------------------------------------------------------------------------------
                                                      1           2             3
                                                    FIXED       CORE       SMALL/MID/       4
                    CATEGORY                        INCOME   DIVERSIFIED  INTERNATIONAL SPECIALTY
-------------------------------------------------------------------------------------------------
Maximum for category                                100%         70%           20%         10%
-------------------------------------------------------------------------------------------------
Minimum for category                                30%          0%            0%          0%
-------------------------------------------------------------------------------------------------
Maximum for each option                             15%/(1)/     15%/(2)/      10%/(3)/    5%
-------------------------------------------------------------------------------------------------

(1)EQ/Core Bond Index, EQ/Intermediate Government Bond and EQ/Money Market have a 30% per option maximum limit.
(2)AXA Balanced Strategy, AXA Conservative Growth Strategy, AXA Conservative Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy have a
   70% per option maximum limit. EQ/Common Stock Index, EQ/Equity 500 Index, EQ/ Large Cap Growth Index and EQ/Large Cap Value Index have a 35% per option maximum limit.
(3)EQ/Mid Cap Index and EQ/Small Company Index have 20% per option maximum limit.

There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations.


QUARTERLY REBALANCING (OPTION B -- CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract anniversary date. When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not

                        CONTRACT FEATURES AND BENEFITS
assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. You may request a rebalancing on the transaction date of a subsequent contribution.

TRANSFERS. Generally, you may transfer your account value among the variable investment options. However, under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a dollar cost averaging program) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information about transferring your account value, please see "Transferring your money among investment options" later in this prospectus.

ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category, as well as combine the investment options within the same or in different categories
(collectively, "category and investment option limits").

If we change our category and investment option limits, please note the following:

..   Any amounts you have allocated among the variable investment options will
    NOT be automatically reallocated to conform with the new category and investment option limits.

..   If your allocation instructions on file prior to a change to our category and investment option limits do NOT COMPLY with our new category and investment option limits:

   -- you will NOT be automatically required to change your allocation instructions;

   -- if you make a subsequent contribution, you will NOT be required to change your allocation instructions;

   -- if you initiate a transfer, you WILL be required to change your instructions.

..   Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

SWITCHING BETWEEN OPTIONS

If you elect the Guaranteed minimum income benefit I -- Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I -- Asset Allocation). If you elect either Guaranteed minimum income benefit and it converts to the Guaranteed withdrawal benefit for life, your contract will be restricted to Option A at the time of the conversion. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

If you do not have the Guaranteed minimum income benefit I -- Asset Allocation or have not converted to the Guaranteed withdrawal benefit for life, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.

YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

                        CONTRACT FEATURES AND BENEFITS

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). Under Option A, but not Option B, you may participate in one of two Investment simplifier programs or the general dollar cost averaging program. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. If a transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing transaction. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.

--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Under Option A, you may allocate some or all of your contribution to the program. If you elect to allocate only some of your contribution to the program, the remaining contribution amount will be invested as directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has expired, you may then elect to participate in the special dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special dollar cost averaging program is not available.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into the other investment options. Under Option A, you may allocate some or all of your contributions to the program. If you elect to allocate only some of your contribution to the program, the remaining contribution amount will be invested as directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions

                        CONTRACT FEATURES AND BENEFITS
we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program.

You may elect to participate in a 3, 6 or 12-month program. Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other investment options you select. Once the time period you selected has expired, you may then elect to participate in the special money market dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the investments according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special money market dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. Under Option A, if your account value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other investment options. Under Option A, the investment options to which transfers are made under the program may be different than the investment options you have selected for allocation of your contributions. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

INVESTMENT SIMPLIFIER. Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) or the general dollar cost averaging program. The Investment simplifier options are not available under Option B.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the investment options available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

INTERACTION OF DOLLAR COST AVERAGING AND INVESTMENT SIMPLIFIER WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If a dollar cost averaging transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, that will terminate any

                        CONTRACT FEATURES AND BENEFITS
dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VI later in this Prospectus for more information on state availability.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
                    Less than $350,000                 4%
               -------------------------------------------------
                    $350,000 or more                   5%
               -------------------------------------------------

The percentage of the credit is based on your total first year contributions. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below). For QP contracts only, the credit percentage will also be credited for contributions in the second and later contract years. Please note that we may discontinue acceptance of contributions, including within the first contract year. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

   -- The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix IV later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your account value will be reduced by $2,000 (1% x $200,000).

..   Upon advance notice to you, we may discontinue acceptance of contributions within the first contract year. Therefore, you may have less than a year to reach your Expected First Year Contribution Amount. We would recover any Excess Credit at the end of the first contract year.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)(1) Also, you will not be reimbursed for any charges deducted before
-------------
(1)The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

                        CONTRACT FEATURES AND BENEFITS
   cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit.

For example:

You make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your account value by $4,000.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any benefit base increases as the result of an annual ratchet based on an increase in your account value, which does include credits. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Accumulator(R) Plus/SM/ contract for 20 years, you may be better off in a contract without a credit, and with a lower mortality and expense risk charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for a Guaranteed minimum income benefit and a Guaranteed minimum death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add a Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, when calculating your Guaranteed minimum income benefit and Guaranteed minimum death benefit, one of your benefit bases may apply: (1) the Standard death benefit is based on the Standard death benefit benefit base; (2) the Annual Ratchet to age 80 enhanced death benefit is based on the Annual Ratchet to age 80 benefit base; (3) Greater of 5% Roll-up to age 80 or Annual Ratchet to age 80 for the "Greater of" GMDB I enhanced death benefit AND GMIB I -- Asset Allocation are based on the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base; or (4) Greater of 5% Roll-up to age 80 or the Annual Ratchet to age 80 for the "Greater of" GMDB II enhanced death benefit AND GMIB II -- Custom Selection are based on the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base. The Guaranteed minimum death benefits under options 3 and 4 are collectively referred to as the "Greater of" enhanced death benefits.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

5% ROLL-UP TO AGE 80 BENEFIT BASE
(USED FOR THE "GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I -- ASSET ALLOCATION AND GMIB II -- CUSTOM SELECTION)

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

                        CONTRACT FEATURES AND BENEFITS

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:

..   5% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM/ and Accumulator(R) SelectSM contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM/ contracts only). Please see Appendix VI later in this Prospectus to see what applies in your state; and

..   2% with respect to the EQ/Money Market variable investment option and the guaranteed interest option (if applicable). If you elected a guaranteed benefit that provides a 5% roll-up, an allocation to any investment option that rolls up at 2% will effectively reduce the growth rate of your guaranteed benefit. For more information, see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday. However, even after the 5% Roll-Up to age 80 benefit base stops rolling up, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

See Appendix III for an example of the relationship between the benefit base calculated based on the 5% Roll-up to age 80 and a hypothetical account value.

Please see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-up benefit base when you transfer account values between investment options with a 5% roll-up rate and investment options with a 2% roll up rate.

ANNUAL RATCHET TO AGE 80 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 80 ENHANCED DEATH BENEFIT, "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT AND FOR THE CORRESPONDING GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional subsequent contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any subsequent contributions made since the most recent Annual Ratchet after the date of such withdrawal).

Your Annual Ratchet to age 80 benefit base is no longer eligible to increase after the contract date anniversary following your 80th birthday. However, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 80 and a hypothetical account value.

"GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I -- ASSET ALLOCATION AND GMIB II -- CUSTOM SELECTION BENEFIT BASES

Your benefit base is equal to the greater of the benefit base computed for the 5% Roll-up to age 80 or the benefit base computed for the Annual Ratchet to age 80, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age
80. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Guaranteed minimum income benefit Roll-up benefit base on certain contract date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-up benefit base. The Roll-up continues to age 80 on any reset benefit base. After the contract date anniversary following your 80th birthday, the "Greater of" GMDB and its associated charge will remain in effect but the associated Roll-up benefit base will no longer be eligible for resets.

                        CONTRACT FEATURES AND BENEFITS

If you elect GMIB I -- Asset Allocation with or without the "Greater of" GMDB I enhanced death benefit, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect GMIB II -- Custom Selection with or without the "Greater of" GMDB II enhanced death benefit, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect both a "Greater of" enhanced death benefit and a Guaranteed minimum income benefit, the Roll-up benefit bases for both are reset simultaneously when you request a Roll-up benefit base reset. You cannot elect a Roll-up benefit base reset for one benefit and not the other.

We will notify you, generally in your annual account statement that we issue each year following your contract date anniversary, if the Roll-up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

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ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.
AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT
BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
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If your request to reset your Roll-up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 80 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary until the contract date anniversary following the spouse's age 80 as described above.

If you elect to reset your Roll-up benefit bases on or after April 1, 2013, we will increase the charge for the Guaranteed minimum income benefit and the "Greater of" enhanced death benefit to the maximum charge permitted under the contract. There is no charge increase for the Annual Ratchet to age 80 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.

It is important to note that once you have reset your Roll-up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset. See "Exercise rules" under "Guaranteed minimum income benefit" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" under "Accessing your money" below for more information. Please note that in most cases, resetting your Roll-up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-up benefit base, please consider the effect of the waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, your waiting period for the reset under the IRA contract will include any time that you were a participant under the QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your

                        CONTRACT FEATURES AND BENEFITS
contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.

The Guaranteed minimum income benefit is available to owners ages 20 - 75 (ages 20 - 70 for Accumulator(R) Plus/SM/ contracts).

You may elect one of the following:

..   The Guaranteed minimum income benefit I -- Asset Allocation that includes the 5% Roll-up benefit base ("GMIB I -- Asset Allocation").

..   The Guaranteed minimum income benefit II -- Custom Selection that includes the 5% Roll-up benefit base ("GMIB II -- Custom Selection").

Both options include the ability to reset your Guaranteed minimum income benefit base. See "Roll-up benefit base reset" earlier in this section. Under GMIB I -- Asset Allocation, you are restricted to the investment options available under Option A -- Asset Allocation. Under GMIB II -- Custom
Selection, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. You should not elect GMIB II--Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I--Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the Guaranteed minimum income benefit I -- Asset Allocation, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB I enhanced death benefit. You may not elect the "Greater of" GMDB II enhanced death benefit.

If you elect the Guaranteed minimum income benefit II -- Custom Selection, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB II enhanced death benefit. You may not elect the "Greater of" GMDB I enhanced death benefit.

If the contract is jointly owned, the guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA or QP contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years.

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

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THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
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When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract) (if exercised prior to age 80), to GMIB guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.


GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE." In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:


..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including the Guaranteed minimum death benefit, any other guaranteed benefits and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

                        CONTRACT FEATURES AND BENEFITS

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 5% of the
    Roll-up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 80.

If your no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit, Guaranteed minimum death benefit (if elected) and any other guaranteed benefits.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 5% of your Roll-up benefit base at the beginning of the contract year.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice with your annual statement. The annual statement will illustrate how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit.

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY, AND YOU CAN ONLY EXERCISE THE GUARANTEED MINIMUM INCOME BENEFIT, IF ELIGIBLE, DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR
CONTRACT WILL TERMINATE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
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You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. Also, upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date anniversary following your 80th birthday. Withdrawal charges, if any, will not apply when the Guaranteed minimum income benefit is exercised at age 80. Other options are available to you on the contract date anniversary following your 80th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 70 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 71 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following the contract date anniversary at age 80.

To exercise the Guaranteed minimum income benefit:

   -- We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

   -- Your account value must be greater than zero on the exercise date. See
      "Effect of your account value falling to zero" in "Determining your contract's value" for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)if you were age 70 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 69, but turned 70 before the GMIB effective date or the Roll-up benefit base was reset when you were between the ages of 70 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 80;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or

                        CONTRACT FEATURES AND BENEFITS
   she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

(iv)if you reset the Roll-up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 80. Please note that in most cases, resetting your Roll-up benefit base will lengthen the waiting period;

(v)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;


(vi)if the contract is jointly owned and not IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age;

(vii)if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the annuitant's age; and

(viii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.


See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value" and the section entitled ''Charges and expenses'' later in this Prospectus.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' in ''Accessing your money."

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may be eligible to add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long as:
(i) no more than three months have elapsed since your contract was issued, or
(ii) we continue to offer the Guaranteed minimum income benefit in the form described earlier in this section, including the maximum charge and the roll-up rate, in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

..   The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

..   The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

..   Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

..   If you elected Guaranteed minimum income benefit I -- Asset Allocation at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit II -- Custom Selection. If you elected Guaranteed minimum income benefit II -- Custom Selection at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit I -- Asset Allocation.

..   If you add the Guaranteed minimum income benefit I -- Asset Allocation after issue, you must reallocate your investment options to Option A if you were previously in Option B.

..   If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

..   For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/
    contract holders:

   -- You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the latest of: (1) the expiration of any withdrawal charges in effect under your contract,
      (2) the contract date anniversary following the GMIB effective date, and
      (3) four years from the date that the contract was issued.

..   For Accumulator(R) Select/SM/ contract holders:

   -- If you elect the Guaranteed minimum income benefit at issue, you may not drop the benefit until the fourth contract date anniversary following the GMIB effective date.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you many not drop the benefit until the later of the fourth contract date anniversary and the first contract date anniversary following the GMIB effective date.

..   The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

..   If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the
    corresponding Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit prior to age 80, we will no longer deduct the Guaranteed minimum income benefit charge. We will also automatically terminate the Guaranteed minimum death benefit charge and apply the standard death benefit.

If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the Guaranteed minimum income benefit you will not be permitted to add the Guaranteed minimum income benefit to your contract again and you will continue to be restricted to Option A for your investment options. See "Guaranteed minimum death benefit" below for more information regarding how dropping the Guaranteed minimum income benefit will affect the Guaranteed minimum death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). The Standard death benefit is available to all owners.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping a Guaranteed minimum income benefit can cause a "Greater of" enhanced death benefit to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

You may choose from three enhanced death benefit options:

..   Annual Ratchet to age 80;

..   The "Greater of" GMDB I: Greater of 5% Roll-up to age 80 or Annual Ratchet
    to age 80 (available only if elected in connection with the Guaranteed minimum income benefit I -- Asset Allocation); and

..   The "Greater of" GMDB II: Greater of 5% Roll-up to age 80 or Annual Ratchet
    to age 80 (available only if elected in connection with the Guaranteed minimum income benefit II -- Custom Selection).

These enhanced death benefits, together with the standard death benefit, comprise the Guaranteed minimum death benefits available under the contracts.

The Annual Ratchet to age 80 enhanced death benefit can be elected by itself. Each "Greater of" enhanced death benefit is available only with the corresponding Guaranteed minimum income benefit. Therefore, the "Greater of" GMDB I enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit I -- Asset Allocation. The "Greater of" GMDB II enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit II -- Custom Selection. Each enhanced death benefit has an additional charge. There is no additional charge for the Standard death benefit.

                        CONTRACT FEATURES AND BENEFITS

If you elect to drop the Guaranteed minimum income benefit before the contract date anniversary following age 80, the "Greater of" enhanced death benefit will be dropped automatically.

If the Guaranteed minimum income benefit is dropped without converting to the Guaranteed withdrawal benefit for life within 30 days of the contract date anniversary following age 80, then the "Greater of" enhanced death benefit will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.

If the "Greater of" enhanced death benefit is dropped, your death benefit value will be what the value of the Standard Death Benefit would have been if the Standard Death Benefit were elected at issue. If the "Greater of" enhanced death benefit is dropped on a contract anniversary, the charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" enhanced death benefit is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged before future charges become non-applicable. See "Charges and expenses" for more information. The Annual Ratchet to age 80 and the "Greater of" enhanced death benefits have an additional charge. There is no charge for the Standard death benefit. Although the amount of your enhanced death benefit will no longer increase after age 80, we will continue to deduct this charge as long as your enhanced death benefit is in effect. See "Guaranteed minimum death benefit charge" later in this Prospectus.

If you elect one of the enhanced death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the enhanced death benefits described above.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See "Termination of your contract" in "Determining your contract's value" for information about the circumstances under which your contract will terminate.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each Guaranteed minimum death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase a "Greater of" enhanced death benefit with a Guaranteed minimum income benefit, you will be eligible to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section.

For information about the effect of withdrawals on your Guaranteed minimum death benefit, please see ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' in ''Accessing your money."

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information. This benefit will also terminate if your contract terminates for any reason. See "Termination of your contract" in "Determining your contract's value" later in this Prospectus.

The additional death benefit will be 40% of:

the GREATER OF:

..   the account value, or

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that

                        CONTRACT FEATURES AND BENEFITS
excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where
(a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, or

..   any applicable death benefit

DECREASED BY:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The GWBL is available only by converting from the Guaranteed minimum income benefit during the 30 days after the contract date anniversary following your 80th birthday.

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WHEN AN OWNER (OR, IF APPLICABLE, THE OLDER OWNER) ELECTS TO CONVERT, THE "CONVERSION EFFECTIVE DATE" IS THE CONTRACT DATE ANNIVERSARY IMMEDIATELY PRECEDING THE ELECTION.

THE "CONVERSION TRANSACTION DATE" IS THE DATE THAT THE OWNER AFFIRMATIVELY ELECTS TO CONVERT WITHIN THE 30-DAY WINDOW. IF THE OWNER MAKES NO ELECTION TO CONVERT, THE CONVERSION TRANSACTION DATE IS THE 30TH DAY AFTER THE CONTRACT ANNIVERSARY FOLLOWING AGE 80.
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A benefit base reset for the Guaranteed minimum income benefit does not extend the waiting period during which you can convert.

If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the contract date anniversary following age 80 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

..   You may affirmatively convert the Guaranteed minimum income benefit to a
    Guaranteed withdrawal benefit for life;

..   You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

IF YOU TAKE NO ACTION WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 80, THE GUARANTEED MINIMUM INCOME BENEFIT WILL CONVERT AUTOMATICALLY TO THE SINGLE LIFE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. You will receive a confirmation notice after the automatic conversion occurs.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to

                        CONTRACT FEATURES AND BENEFITS
the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert the Guaranteed minimum income benefit to this benefit (or permit the benefit to convert) if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a QP contract where withdrawal restrictions under the qualified plan may apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL, your GWBL benefit base is equal to either your account value or the applicable Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals

                        CONTRACT FEATURES AND BENEFITS
taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

------------------------------------------------
 IF YOU HAVE THE GMIB I - ASSET ALLOCATION OR
          GMIB II - CUSTOM SELECTION
------------------------------------------------
                                   B
         A             APPLICABLE PERCENTAGE OF
APPLICABLE PERCENTAGE  GUARANTEED MINIMUM INCOME
  OF ACCOUNT VALUE           BENEFIT BASE
------------------------------------------------
        6.0%                     5.0%
------------------------------------------------

For example, if on the Conversion effective date your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, if on the Conversion effective date your GMIB I --Asset Allocation or GMIB II -- Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the contract. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life following age 80 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------
                            IF YOU HAVE THE GMIB I - ASSET ALLOCATION OR
                                     GMIB II - CUSTOM SELECTION
---------------------------------------------------------------------------------------------------------
                                              A                                    B
           YOUNGER                APPLICABLE PERCENTAGE OF             APPLICABLE PERCENTAGE OF
        SPOUSE'S AGE                    ACCOUNT VALUE           GUARANTEED MINIMUM INCOME BENEFIT BASE
---------------------------------------------------------------------------------------------------------
             85+                            5.5%                                 4.0%
---------------------------------------------------------------------------------------------------------
            80-84                           5.0%                                 3.5%
---------------------------------------------------------------------------------------------------------
            75-79                           4.5%                                 3.0%
---------------------------------------------------------------------------------------------------------
            70-74                           4.0%                                 2.5%
---------------------------------------------------------------------------------------------------------

For example, if on the Conversion effective date your account value is $100,000, your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals $4,000, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the contract. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

For conversion at age 80, if you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted in connection with this benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions

                        CONTRACT FEATURES AND BENEFITS
do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The entire withdrawal amount will reduce the GWBL benefit base on a pro rata basis (which means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage).

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. You have withdrawn 10% of your account value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $4,500 (5.0% of $90,000), instead of the original $5,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Effect of your account value falling to zero" later in this section.

In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we will increase the charge for the benefit to the maximum charge permitted under the contract. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.

INVESTMENT OPTIONS

While the Guaranteed withdrawal benefit for life is in effect, investment options will be restricted to Option A. If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.

If the Guaranteed withdrawal benefit for life is dropped, the available investment options will revert to the investment options that were originally available under the contract, pursuant to the Guaranteed minimum income benefit that had been elected.

AUTOMATIC CONVERSION

AT AGE 80, IF YOU TAKE NO ACTION DURING THE 30 DAYS AFTER THE CONVERSION EFFECTIVE DATE, AND PERMIT YOUR GUARANTEED MINIMUM INCOME BENEFIT TO CONVERT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AUTOMATICALLY, WE WILL REALLOCATE ANY PORTION OF YOUR ACCOUNT VALUE INVESTED IN INVESTMENT OPTIONS OTHER THAN THOSE AVAILABLE UNDER OPTION A TO THE AXA BALANCED STRATEGY PORTFOLIO AS PART OF THE AUTOMATIC

                        CONTRACT FEATURES AND BENEFITS

CONVERSION, ON THE CONVERSION TRANSACTION DATE. You will be able to reallocate your account value, subject to Option A limits at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.

If the AXA Balanced Strategy Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.

Upon conversion, a recurring optional rebalancing program is not available; instead, you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) on that date will be invested in the AXA Balanced Strategy Portfolio. If the AXA Balanced Strategy Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above in "Automatic conversion."

You may elect a new Investment simplifier or general dollar cost averaging program after conversion, but the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life as it will no longer be eligible to increase. We will continue to deduct the charge for these benefits as long they remain in effect. See "Charges and expenses" for more information.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-ups of the death benefit as of the contract date anniversary following age 80. However, we will continue to deduct the charge for these benefits as long they remain in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information. See also "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

                        CONTRACT FEATURES AND BENEFITS

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

..   Before you name a beneficiary and if you are considering whether your joint owner/annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See "Payment of Death Benefit" under "Spousal continuation" later in this prospectus.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit, subject to the following restrictions:

..   You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your Accumulator(R) Series contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your Accumulator(R) Series contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

..   The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

..   After the Guaranteed withdrawal benefit for life is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue on a pro rata basis.

..   If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under the Guaranteed minimum income benefit that you had originally elected.

..   Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

After your request has been processed, you will receive a letter confirming that the Guaranteed withdrawal benefit for life has been dropped.

See "Investment options" earlier in this section for information regarding how dropping the Guaranteed withdrawal benefit for life would affect your investment options.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION

The Guaranteed Benefit Lump Sum Payment option is currently available under the following limited circumstances.

   (1)If you elected a Guaranteed minimum income benefit ("GMIB"), and the no-lapse guarantee is in effect and your account value falls to zero, either due to a withdrawal that is not an Excess withdrawal or due to a deduction of charges;

                                      or

   (2)If you elected a Guaranteed withdrawal benefit for life ("GWBL") or elected a GMIB that converted to a GWBL, and your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges.


We reserve the right to terminate the availability of this option at any time.

If your account value falls to zero, as described above, 1-2 business days thereafter we will send you a letter which will describe the options available to you, including the Guaranteed Benefit Lump Sum Payment option to make your election. In addition, the letter will include the following information:


   1. The Guaranteed Benefit Lump Sum offer is optional;

   2. If no action is taken, you will receive the stream of payments as promised under your contract;


   3. The amount and frequency of the stream of payments based on a single life annuity for GMIB or on the annuity option elected and applicable withdrawal rate for GWBL;


   4. The amount you would receive if you elect the Guaranteed Benefit Lump Sum offer;

   5. That the amount of the Guaranteed Benefit Lump Sum offer is less than the present value of the stream of payments;

   6. A description of the factors you should consider before accepting the Guaranteed Benefit Lump Sum offer; and

   7. The reason we are making the Guaranteed Benefit Lump Sum offer.


   8. That you may elect to receive a reduced series of income payments based on joint lives and can contact the customer services group to obtain the amount of a joint life annuity.


You will have no less than 30 days from the day your account value falls to zero to elect an option. If you elect the Guaranteed Benefit Lump Sum Payment option, you will receive the lump sum amount in a single payment.


If you elect the Guaranteed Benefit Lump Sum Payment, your contract and optional benefits will terminate, including any guaranteed minimum death benefit. If you do not make an election, we will automatically exercise your GMIB by issuing a supplementary annuity contract using the default option described in your contract. In the case of the GWBL, we will issue you a supplementary life annuity contract and any of the applicable benefits will continue.


We will determine the Guaranteed Benefit Lump Sum Payment amount as of the day your account value fell to zero. The amount of a Guaranteed Benefit Lump Sum Payment will vary based on the factors described below.

We first determine the contract reserves attributable to your contract using standard actuarial calculations, which is a conservative measurement of present value. In general, the contract reserve is the present value of future benefit payments. In determining your contract reserve, we take into account the following factors:

  .   The owner/annuitant's life expectancy (based on gender and age);

  . The current annual payment for the GMIB, adjusted for any outstanding withdrawal charge or, in the case of the GWBL, the guaranteed annual withdrawal amount, in the form of a single life annuity;

  .   The interest rate at the time your account value fell to zero; and

  .   Any remaining guaranteed minimum death benefit under the GWBL feature.


The Guaranteed Benefit Lump Sum Payment is calculated based on a percentage of the contract reserve based on certain factors including, but not limited to, the current interest rate environment and GMIB utilization rates. We will use the percentage that is in effect at the time of your election. The percentage will range from 50% to 90% of the contract reserve. If your account value falls to zero, as

                        CONTRACT FEATURES AND BENEFITS
described above, we will notify you then of the current percentage when we send you the letter describing the options available to you. If you have the GMIB, your payment will be reduced, as applicable, by any annual payments made since your account value fell to zero. If you have the GWBL, your payment will be reduced, as applicable, by any GWBL withdrawals made under a Customized payment plan or Maximum payment plan since your account value fell to zero. For information on how the Guaranteed Benefit Lump Sum Payment option works under certain hypothetical circumstances, please see Appendix IX.

In the event your account falls to zero, as described above, you should evaluate this payment option carefully. IF YOU ELECT THE GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION, YOU WOULD NO LONGER HAVE THE ABILITY TO RECEIVE PERIODIC CASH PAYMENTS OVER YOUR LIFETIME UNDER THE GMIB AND/OR THE OPPORTUNITY TO TAKE CERTAIN GUARANTEED WITHDRAWALS AND KEEP ANY LEVEL OF GUARANTEED DEATH BENEFIT UNDER THE GWBL. When you purchased your contract you made a determination that the lifetime income stream available under the GMIB or the GWBL was important to you based on your personal circumstances. When considering this payment option, you should consider whether you still need the benefits of an ongoing lifetime income stream, given your personal and financial circumstances.


In addition, you should consider the following factors:

  . Whether, given your state of health, you believe you are likely to live to enjoy the future income benefits provided by the GMIB or the GWBL;


  . If you have the GWBL, whether it is important for you to leave a minimum death benefit to your beneficiaries as the election of the guaranteed lump sum option will terminate any guaranteed minimum death benefit, if still in effect; and

  . Whether a lump sum payment (which may be up to 50% less than the present value of the future stream of payments) is more important to you than a future stream of payments. See Hypothetical Illustration in Appendix IX.


In considering the factors above, and any other factors you believe are relevant, you may wish to consult with your financial professional or other advisor.


We believe that offering this payment option could be mutually beneficial to both us and to contract owners whose financial circumstances may have changed since they purchased the contract. If you elect the Guaranteed Benefit Lump Sum Payment option, you would immediately receive a lump sum payment rather than a stream of future payments over your lifetime. We would gain a financial benefit because we anticipate that providing a lump sum payment to you will be less costly to us than paying you periodic cash payments during your lifetime. The lump sum payment option may not be beneficial for everyone.

If you elect the Guaranteed Benefit Lump Sum Payment option it will be treated as a surrender of the contract and may be taxable and subject to tax penalties. For information on tax consequences, please see the section entitled "Tax information" in the Prospectus.


This payment option may not be available in all states. We may, in the future, suspend or terminate this payment option, or offer this payment option on more or less favorable terms upon advance notice to you.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY)

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

                        CONTRACT FEATURES AND BENEFITS

HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

NON-SPOUSAL APPLICABLE PLAN BENEFICIARY. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Since the contract is set up to make post-death RMD payments at least once a year, the contract is not suitable for beneficiaries who do not want to take payments from this contract every year. Beneficiaries who do not want to take scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY AN IRA
BENEFICIARY:

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions are limited to the first contract year only (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY A NON-SPOUSAL APPLICABLE PLAN BENEFICIARY:

..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.

..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

FEATURES OF THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT WHICH APPLY TO EITHER TYPE OF OWNER:

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

                        CONTRACT FEATURES AND BENEFITS

..   The GMIB I -- Asset Allocation, GMIB II -- Custom Selection and the
    "Greater of" enhanced death benefits, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected an enhanced death benefit, it will no longer be in effect and charges for such benefit will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; and (iii) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; and (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus applicable withdrawal charges if applicable under your Accumulator(R) Series contract); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include making additional contributions, stopping withdrawals or exercising your Guaranteed minimum death benefit on your next contract date anniversary.

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.
--------------------------------------------------------------------------------

See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract, including any Guaranteed

                       DETERMINING YOUR CONTRACT'S VALUE
minimum death benefit, and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

TERMINATION OF YOUR CONTRACT

Your contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

..   You surrender your contract. See "Surrendering your contract to receive its cash value" in Accessing your money" for more information.

..   You annuitize your contract. See "Your annuity payout options" in
    "Accessing your money" for more information.

..   Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See "Your Annuity maturity date" in "Accessing your money" later in this Prospectus.

..   Your account value is insufficient to pay any applicable charges when due.
    See "Effect of your account value falling to zero" earlier in this section for more information.

Under certain circumstances, your GWBL and its associated minimum death benefit will continue even if your contract terminates. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contracts features and benefits" earlier in this Prospectus for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

..   Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

..   Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "5% Roll-up to age 80 benefit base" earlier in the Prospectus, the 5% roll-up rate applies with respect to most investment options, but a 2% roll-up rate applies with respect to the EQ/Money Market variable investment option or the guaranteed interest option (not including any amounts allocated to the account for special dollar cost averaging or special money market dollar cost averaging).

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 5% and the other portion that is rolling up at 2%. If you transfer account value from a 5% option to a 2% option, all or a portion of your benefit base will transfer from the 5% benefit base segment to the 2% benefit base segment. Similarly, if you transfer account value from a 2% option to a 5% option, all or a portion of your benefit base will transfer from the 2% segment to the 5% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 5% roll-up rate that is being transferred to an investment option with a 2% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 5% investment options, and your benefit base is $40,000 and is all rolling up at 5%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 2% investment option), then we will transfer 50% of your benefit base ($20,000) from the 5% benefit base segment to the 2% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 5% and $20,000 will roll-up at 2%. In this example , the amount of your Roll-up benefit base rolling up at 2% is more than the dollar amount of your transfer to a 2% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 2% investment options, and your benefit base is $30,000 and is all rolling up at 2%, and you transfer 50% of your account value ($20,000) to a 5% investment option, then we will transfer 50% of your benefit base ($15,000) from the 2% benefit base segment to the 5% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 5% and $15,000 will roll-up at 2%. In this example, the dollar amount of your benefit base rolling up at 5% is less than the dollar amount of your transfer to a 5% investment option.

If you request withdrawals using our Dollar-for-Dollar Withdrawal Service and indicate you want to preserve your roll-up benefit base, the service will automatically account for any differing roll-up rates among your investment options. See "Dollar-for-dollar withdrawal service" in "Accessing your money" later in this Prospectus. Whether you request withdrawals through our Dollar-for-Dollar service or without using that service, you should consider the impact on any withdrawals on your benefit bases. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust or EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

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ALL WITHDRAWALS REDUCE YOUR ACCOUNT VALUE ON A DOLLAR FOR DOLLAR BASIS. THE IMPACT OF WITHDRAWALS ON YOUR GUARANTEED BENEFITS IS DESCRIBED IN "'HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS'' AND ''HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT'' LATER IN THIS SECTION. WITHDRAWALS CAN POTENTIALLY CAUSE YOUR CONTRACT TO TERMINATE, AS DESCRIBED IN "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO'' IN ''DETERMINING YOUR
CONTRACT'S VALUE'' EARLIER IN THIS PROSPECTUS.
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                                                              METHOD OF WITHDRAWAL
                                                              -------------------------------------------
                                                              AUTO-
                                                              MATIC                   PRE-AGE   LIFETIME
                                                              PAYMENT                  59 1/2   REQUIRED
                                                              PLANS                     SUB-     MINIMUM
                                                              (GWBL           SYSTE- STANTIALLY DISTRIBU-
                       CONTRACT/(1)/                          ONLY)   PARTIAL MATIC    EQUAL      TION
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 NQ                                                             Yes     Yes    Yes      No        No
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 Traditional IRA                                                Yes     Yes    Yes      Yes       Yes
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 Roth IRA                                                       Yes     Yes    Yes      Yes       No
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 Inherited IRA                                                  No      Yes    No       No        /(2)/
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 QP/(3)/                                                        Yes     Yes    No       No        No
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(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust, as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.

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ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
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AUTOMATIC PAYMENT PLANS
(FOR CONTRACTS WITH GWBL ONLY)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

                             ACCESSING YOUR MONEY

Withdrawals under the Dollar-for-Dollar Withdrawal Service will continue, even if your account value is low, until you terminate the service by notifying us in writing. If your account value is low and you have guaranteed benefits, you should consider ending the Dollar-for-Dollar Withdrawal Service. Except in certain circumstances, if your account value falls to zero, your contract and any guaranteed benefits will be terminated. See "Effect of your account value falling to zero" in "Determining your contract's value."

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate times the last contract date anniversary benefit base. This calculation results from the fact that the Roll-up benefit base rolls up daily. If a withdrawal is taken on any day prior to the last day of the contract year, the daily roll-up rate will be applied going forward to the reduced benefit base. Therefore, the benefit base is only fully increased by an annual amount that equals the roll-up rate times the prior contract date anniversary benefit base if there have been no withdrawals during that year.

   Because the Roll-up benefit base no longer rolls up after age 80, any withdrawals you take after age 80 will always reduce your benefit base. If you wish to preserve your benefit base, you must stop taking withdrawals after age 80. For more information about the impact of withdrawals on your guaranteed benefits after age 80, see ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

If you are over age 80, your Roll-up benefit base is no longer credited with the annual roll-up rate, so even withdrawals based on the Full dollar-for-dollar calculation will significantly reduce the value of your benefit. Every withdrawal you take will permanently reduce your Roll-up benefit base by at least the full amount of the withdrawal.

If you request a withdrawal calculation that preserves your roll up benefit base, the Dollar-for-Dollar Withdrawal Service adjusts for investment options to which a 2% Roll-up rate applies (the EQ/Money Market option except amounts allocated to the account for special money market dollar cost averaging (if applicable) and the guaranteed interest option (the "lower Roll-up options"). If you want to preserve your roll up benefit base and you elected a guaranteed benefit that provides a 5% roll-up, allocations of account value to any lower Roll-up option will generally reduce the amount of withdrawals under the Dollar-for-Dollar Withdrawal Service.

We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

                             ACCESSING YOUR MONEY

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate systematic withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the Guaranteed withdrawal benefit for life, and you will be advised to cancel this election in the Systematic Withdrawal election form and in the Guaranteed minimum income benefit exercise notice.

If you are over age 80, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 80th birthday will permanently reduce the value of your benefit.

SUBSTANTIALLY EQUAL WITHDRAWALS
(TRADITIONAL IRA, ROTH IRA CONTRACTS)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate substantially equal withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life.

If you are over age 80, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 80th birthday will permanently reduce the value of your benefit.

                             ACCESSING YOUR MONEY

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS
PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected either the Guaranteed minimum death benefit associated with a Roll-up benefit base or the Guaranteed minimum income benefit, and amounts withdrawn from the contract to meet RMDs exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. If you are over age 80, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 80th birthday will permanently reduce the value of your benefit. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

This service is not available under QP contracts.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic required minimum distribution payments during the first calendar year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

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FOR TRADITIONAL IRA CONTRACTS, WE WILL SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
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We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 5% of the Roll-Up benefit base (as of the beginning of the contract year), although such cumulative withdrawals will reduce your Guaranteed minimum income benefit base on a pro rata basis. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

Owners of tax-qualified contracts (IRA and QP) generally should not reset the Roll-up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

                             ACCESSING YOUR MONEY

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals (including RMDs) will reduce your benefits on either a pro rata or dollar-for-dollar basis. Unless otherwise stated, the withdrawal deductions will be on a pro rata basis.

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If the Guaranteed minimum income benefit is elected at issue, during the first year, with respect to the GMIB I -- Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II -- Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce each benefit's 5% Roll-up to age 80 benefit base on a pro rata basis. Beginning on the first day of the 2nd contract year, with respect to the GMIB I -- Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II -- Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefit's 5% Roll-up to age 80 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 5% or less of the 5% Roll-up benefit base on the contract issue date or the most recent contract date anniversary, if later. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 5% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base on a pro rata basis.

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PRO RATA WITHDRAWAL -- A WITHDRAWAL THAT REDUCES YOUR GUARANTEED BENEFIT BASE AMOUNT ON A PRO RATA BASIS. REDUCTION ON A PRO RATA BASIS MEANS THAT WE CALCULATE THE PERCENTAGE OF THE CURRENT ACCOUNT VALUE THAT IS BEING WITHDRAWN AND WE REDUCE THE BENEFIT BASE BY THAT PERCENTAGE. THE FOLLOWING EXAMPLE SHOWS HOW A PRO RATA WITHDRAWAL CAN REDUCE YOUR GUARANTEED BENEFIT BASE BY MORE THAN THE AMOUNT OF THE WITHDRAWAL: ASSUME YOUR ACCOUNT VALUE IS $30,000 AND YOU WITHDRAW $12,000, YOU HAVE WITHDRAWN 40% OF YOUR ACCOUNT VALUE. IF YOUR GUARANTEED BENEFIT BASE IS $40,000 BEFORE THE WITHDRAWAL, IT WOULD BE REDUCED
BY $16,000 ($40,000 X .40) TO $24,000 ($40,000 -$16,000) AFTER THE WITHDRAWAL.
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If the Guaranteed minimum income benefit is elected after the contract is issued, withdrawals (including any applicable withdrawal charges), will reduce each benefit's 5% Roll-up to age 80 benefit base on a pro rata basis for the remainder of the contract year in which the benefit was added. Beginning on the first day of the contract year following the contract year in which the Guaranteed minimum income benefit is added, withdrawals will reduce each of the benefit's Roll-up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 5% or less of the 5% Roll-up benefit base.

When an RMD withdrawal using our RMD program occurs, the waiting period for dollar-for-dollar withdrawals will not apply and the entire withdrawal amount will reduce the roll-up benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your 5% Roll-up to age 80 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 80 benefit base will always be reduced on a pro rata basis.

If dollar-for-dollar withdrawals were to be allowed in the first contract year, for both of the Guaranteed minimum income benefits and "Greater of" enhanced death benefits, the dollar-for-dollar withdrawal amount for the first contract year will be determined using all contributions received in the first 90 days after contract issue. For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year even if the benefit is added after issue.

For certain existing contract owners, the affect of withdrawals on your Guaranteed minimum income benefit and Guaranteed minimum death benefit is different. Please see Appendix VII -- "Contract variations" for more information.

If you convert from a QP contract to an IRA, your waiting period for the dollar-for-dollar withdrawal under the IRA contract will include any time that you were a participant under the QP contract.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis regardless of the type of "Greater of" enhanced death benefit you had elected. If you drop the Guaranteed minimum income benefit at age 80 without converting it to the Guaranteed withdrawal benefit for life, your death benefit will retain its original withdrawal treatment. See "Dropping the Guaranteed minimum income benefit after issue" described earlier under "Contract features and benefits."

If you elected a guaranteed benefit that provides a 5% roll-up, all or a portion of your Roll-up to age 85 benefit base may be rolling up at 2%,

                             ACCESSING YOUR MONEY
if all or a portion of your account value is currently allocated to one or more investment options to which a 2% roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-up to age 85 benefit base, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" earlier in this Prospectus and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

PRESERVING YOUR ROLL-UP BENEFIT BASE. If you are interested in withdrawals that preserve the Roll-up to age 85 benefit base as of the last contract anniversary or the withdrawal transaction date, or withdrawals that are equal to the full amount of the available dollar-for-dollar withdrawal, you should use our Dollar-for-Dollar Withdrawal Service. See "Dollar-for-dollar withdrawal service" in "Accessing your money" earlier in this Prospectus. The service adjusts for various factors in the calculation of a withdrawal, including the fact that the roll-up rate is applied on a daily basis (which means that if a withdrawal is taken on any day prior to the last day of the contract year, the roll-up rate will be applied going forward from the day of the withdrawal to a reduced benefit base) and the fact that the 2% Roll-up rate may apply to all or a portion of the benefit base. If you do not use the Dollar-for-Dollar Withdrawal Service, you may reduce your benefits more than you intend.

WITHDRAWALS AFTER AGE 80. If you are over age 80, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 80th birthday will permanently reduce the value of your benefit. The Roll-up to age 80 benefit bases no longer increase once you reach age 80.

As a result, if you have a Guaranteed minimum death benefit based on a Roll-up to age 80 benefit base:

..   You can no longer take withdrawals and preserve the benefit base.

..   You should stop taking withdrawals if you wish to maintain the value of the benefit.

..   If you want to continue taking withdrawals, you can ensure that those withdrawals will reduce your benefit base on a dollar-for-dollar rather than pro rata basis by enrolling in the full dollar-for-dollar withdrawal service. However, even dollar-for-dollar withdrawals can significantly reduce your Roll-up benefit base. See "Dollar-for-dollar withdrawal service" in "Accessing your money."

..   The maximum amount you are able to withdraw each year without triggering a pro rata reduction in your benefit base will decrease. If you do not enroll in the full dollar-for-dollar withdrawal service and want to ensure that your withdrawals reduce your benefit base on a dollar-for-dollar basis, you should make sure that the sum of your withdrawals in a contract year is equal to or less than the value of the applicable Roll-up rate times your benefit base on your most recent contract date anniversary.

If you have the Annual Ratchet to age 80 death benefit, the Annual Ratchet to age 80 benefit base is always reduced pro rata by withdrawals, regardless of your age. However, like the Roll-up benefit base, the Annual Ratchet to age 80 benefit base will no longer be eligible to increase. It will be permanently reduced by all withdrawals.

LOW ACCOUNT VALUE. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see "Effect of your account value falling to zero" in "Determining your contract's value" for more information.

HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals,""Effect of your account value falling to zero" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Please consider, however, that the Guaranteed withdrawal benefit for life is not beneficial to the Owner unless the Owner intends to take withdrawals.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" and "Effect of your account value falling to zero" under "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

                             ACCESSING YOUR MONEY

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 5% of the Roll-up benefit base (as of the beginning of the contract year). For more information, please see "Effect of your account value falling to zero" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living.

Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

..   disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;

..   any disbursement requested within 30 days of a change to the address;

..   any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request;

..   any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE. NOTARIZATION WILL NOT SUBSTITUTE FOR A MEDALLION SIGNATURE GUARANTEE.


YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.


Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization." You must annuitize by your annuity maturity date, as discussed later in this section. Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, terminate. Your contract will be converted to a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value.


You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Accumulator(R) Plus/SM/ contracts) after the contract issue date. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section.

In general, your periodic payment amount upon annuitization is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization, the form of the annuity payout option you elect and the annuity purchase rate to which that value is applied, as described below. Alternatively, if you have a Guaranteed

                             ACCESSING YOUR MONEY
minimum income benefit, you may exercise your benefit in accordance with its terms provided that your account value is greater than zero on the exercise date. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


We currently offer you several choices of annuity payout options. We may offer other payout options not outlined here. Your financial professional can provide details. Please see Appendix VI later in this Prospectus for variations that may apply in your state.


You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus). If the Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

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Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
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..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION
(FOR THE PURPOSES OF THIS SECTION, PLEASE NOTE THAT WITHDRAWAL CHARGES DO NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS.)

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the contract date or not earlier than

                             ACCESSING YOUR MONEY
five years from your Accumulator(R) Plus/SM/ contract date (in a limited number of jurisdictions this requirement may be more or less than five years). (Please see Appendix VI later in this Prospectus for information on state variations.). You can change the date your annuity payments are to begin anytime. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity. Please note that the aggregate payments you would receive from this form of annuity during the period certain may be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date.

On the annuity maturity date, other than the Guaranteed withdrawal benefit for life and its associated minimum death benefit (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity pay-out option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any Joint Owner or Successor Owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.

                             ACCESSING YOUR MONEY

5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator :               0.80%
   Accumulator(R) Plus/SM/:    0.95%
   Accumulator(R) Elite/SM/:   1.10%
   Accumulator(R) Select/SM/:  1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same mortality and expense risks charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):             0.30%
   Accumulator(R) Plus/SM/:    0.35%
   Accumulator(R) Elite/SM/:   0.30%
   Accumulator(R) Select/SM/:  0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):             0.20%
   Accumulator(R) Plus/SM/:    0.25%
   Accumulator(R) Elite/SM/:   0.25%
   Accumulator(R) Select/SM/:  0.35%

                             CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE
(FOR ACCUMULATOR(R), ACCUMULATOR(R) PLUS/SM/ AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY )

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

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                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
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                                                             1   2   3   4      5    6   7      8    9     10+
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Accumulator(R)                                               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
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Accumulator(R) Plus/SM/                                      8%  8%  7%  7%  6%      5%  4%  3%      2%  0%/(2)/
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Accumulator(R) Elite/SM/                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
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(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5/th/ and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both

                             CHARGES AND EXPENSES
the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount (contributions after the first contract year are allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 5% Roll-up to age 80 or the Annual Ratchet to age 80 enhanced death benefit ("Greater of" GMDB I or "Greater of" GMDB II), beginning on the first day of the 2nd contract year, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 5% of the beginning of contract year 5% Roll-up to age 80 benefit base even if such withdrawals exceed the free withdrawal amount. If you added the GMIB after the first contract year, beginning on the first day of the contract year that follows the contract year in which the GMIB was added, this same waiver will apply. Also, a withdrawal charge does not apply to a withdrawal that exceeds 5% of the beginning of contract year 5% Roll-up to age 80 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal, or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 80.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 80. If you elect the Annual Ratchet to age 80 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 80 benefit base (0.30% in New York and Washington). Although the Annual Ratchet to age 80 death benefit will no longer increase after age 80, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

"GREATER OF" GMDB I -- GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE
80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.90% of the greater of the 5% Roll-up to age 80 or the Annual Ratchet to age 80 benefit base.

If you opt to reset your Roll-up benefit base on your contract date anniversary, we will increase the charge for this benefit to 1.05%. You will be notified of the increased charge at the time we notify you of your

                             CHARGES AND EXPENSES
eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

"GREATER OF" GMDB II -- GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.10% of the greater of the 5% Roll-up to age 80 or the Annual Ratchet to age 80 benefit base. If you opt to reset your Roll-up benefit base on your contract date anniversary, we will increase the charge for this benefit to 1.25%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

Although the "Greater of" enhanced death benefit will no longer increase after age 80, we will continue to deduct the charge as long as your enhanced death benefit is in effect.

HOW WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money mar ket dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we will continue to deduct the charge for the enhanced death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset, although the enhanced death benefit will no longer be eligible to increase.

If the contract is surrendered or annuitized or a death benefit is paid or the "Greater of" enhanced death benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 80, whichever occurs first. For the Guaranteed minimum income benefit I -- Asset Allocation, the charge is equal to 0.90% of the benefit base. For the Guaranteed minimum income benefit II -- Custom Selection, the charge is equal to 1.10% of the benefit base.

If you opt to reset your Roll-up benefit base on your contract date anniversary, we will increase the charge for this benefit to 1.20% for the Guaranteed minimum income benefit I -- Asset Allocation and 1.40% for the Guaranteed minimum income benefit II -- Custom Selection. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

                             CHARGES AND EXPENSES

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. Although the value of your Earnings enhancement benefit will no longer be eligible to increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value."

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. This charge will increase as the result of an Annual Ratchet, to the maximum charge of 1.20% for Guaranteed minimum income benefit I -- Asset Allocation or 1.40% for Guaranteed minimum income benefit II -- Custom Selection. We will permit you to opt out of the ratchet if the charge increases. If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed withdrawal benefit for life is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the

                             CHARGES AND EXPENSES
impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while you are alive and the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.

If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum death benefit rider will be revoked; (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and
(iii) the standard death benefit will apply.

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WHEN WE USE THE TERMS "OWNER" AND "JOINT OWNER," WE INTEND THESE TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS
A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL IS NOT IN EFFECT, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS
APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS "OWNER" AND "SUCCESSOR OWNER" ARE INTENDED TO BE REFERENCES TO "ANNUITANT" AND "JOINT ANNUITANT," RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER.
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Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner. No death benefit will be payable upon or after the contract's Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

                           PAYMENT OF DEATH BENEFIT

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

                           PAYMENT OF DEATH BENEFIT

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

   -- If you elected either the Annual Ratchet to age 80 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 79 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets. If you were age 80 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 80) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the Guaranteed minimum death benefit continues, the Roll-up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal Continuation. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

   -- If you elected either the Annual Ratchet to age 80 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base WILL NOT BE INCREASED to equal your account value.

     . The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     . The charge for the Guaranteed minimum death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

   -- In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower than the Guaranteed minimum death benefit base on the date of your death, your account value WILL BE INCREASED to equal the Guaranteed minimum death benefit base.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus. If the GMIB continues, the charge for the GMIB will continue to apply.

..   If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life at age 80 dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 80. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

                           PAYMENT OF DEATH BENEFIT

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the

                           PAYMENT OF DEATH BENEFIT
date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                           PAYMENT OF DEATH BENEFIT

7. Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.



CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

                                TAX INFORMATION

Annuitization under a Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION.

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 80 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

                                TAX INFORMATION

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source con- tract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the issued in exchange contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

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Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. Inherited IRA contracts are available for all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct

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custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2018 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2018). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself: You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover: You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

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..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or


..   certain death benefit payments to a beneficiary who is not your surviving spouse; or


..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publications 590-A and 590-B for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

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A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. We no longer permit you to direct AXA Equitable to make a distribution directly to a charitable organization you request, in accordance with an interpretation of recent non-tax regulatory changes.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions --"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall

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traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary. "PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

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Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus for more information. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment for cost-of living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

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..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or a governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2 the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.



The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.


Conversion rollover contributions to Roth IRAs cannot be recharacterized.


To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

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The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


TAX WITHHOLDING AND INFORMATION REPORTING

STATUS FOR INCOME TAX PURPOSES; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For

                                TAX INFORMATION
example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

TAX WITHHOLDING. We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number, a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of the Separate Account's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other or investment companies;

(8)to limit or terminate contributions or transfers into any of the variable investment options; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.

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The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business

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   day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

                               MORE INFORMATION

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.


We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).


Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you have elected the GWBL on a Joint Life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single Life contracts.

If the division of the contract occurs before any withdrawal has been made and after the Conversion effective date, the Applicable percentage under each new contract will be adjusted to a Single Life

                               MORE INFORMATION

Applicable percentage for your Guaranteed annual withdrawal amount and will be based on each respective individual's age at the time of first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made and after the Conversion effective date and if the Conversion effective date is a contract date anniversary prior to your 85th birthday, the Joint Life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

If the division of the contract occurs after any withdrawal has been made at least thirty days after the Conversion effective date and if the Conversion effective date is the contract date anniversary following your 85th birthday, the Joint Life Applicable percentage that was in effect at the time of the split will remain in effect for each contract. The Joint Life Applicable percentage that was in effect may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts may also be sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Distributors ("Selling broker-dealers").


AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based

                               MORE INFORMATION
payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA and other federal and state regulatory authorities, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.


AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2017) received additional payments. These additional payments ranged from $2,068.25 to $5,709,995.36. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.


1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services

BBVA Securities, Inc.

Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.

CETERA Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network
CUNA Brokerage Services

CUSO Financial Services, L.P.

                               MORE INFORMATION

Equity Services, Inc.

Farmer's Financial Solution

FTB Advisors, Inc.
Geneos Wealth Management

Gradient Securities, LLC
H.D. Vest Investment Securities, Inc.


Independent Financial Group, LLC

Infinex Investments Inc.
Investment Professionals, Inc.

Janney Montgomery Scott LLC
Kestra Investments, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC


Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

LPL Network

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.

National Planning Holding Corp.

PlanMember
PNC Investments

Primerica Financial Services, Inc.

Questar Capital Corporation

Raymond James

RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
SIGMA Financial Corporation
Signator Investors, Inc.

The Advisor Group (AIG)
U.S. Bank Center

UBS Financial Services, Inc.
Valmark Securities, Inc.

Voya Financial
Wells Fargo

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009   2008
----------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.23 $ 18.70 $ 17.23 $ 17.38 $ 15.50 $ 11.69 $ 10.14 $ 10.25 $ 9.23 $ 7.14
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       366     397     442     532     521     596     595     731    723    594
----------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.53 $ 13.65 $ 11.56 $ 12.09 $ 11.25 $ 15.01 $ 13.17 $ 14.49 $11.57 $ 8.27
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   Number of units outstanding (000's)     2,148   2,392   2,545   2,587   2,940   2,105   2,147   2,136  1,900  1,229
----------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.37 $ 13.68 $ 11.50 $ 12.27 $ 11.95      --      --      --     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,102   3,485   3,811   4,027   4,902      --      --      --     --     --
----------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.25 $ 14.98 $ 14.32 $ 14.61 $ 14.18 $ 12.64 $ 11.80 $ 12.24 $11.27     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    17,539  20,058  21,913  23,690  25,062  40,235  28,556  17,844  4,766     --
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AXA CONSERVATIVE GROWTH STRATEGY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.99 $ 14.07 $ 13.58 $ 13.82 $ 13.49 $ 12.36 $ 11.69 $ 12.01 $11.14     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,981   6,838   7,654   8,544   9,356  15,752  11,232   8,028  2,471     --
----------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.41 $ 12.06 $ 11.88 $ 12.06 $ 11.91 $ 11.56 $ 11.21 $ 11.28 $10.65     --
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   Number of units outstanding (000's)     4,136   4,966   5,539   5,608   6,313  12,605   8,013   5,075  1,386     --
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AXA GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 35.36 $ 28.41 $ 27.55 $ 28.40 $ 28.30 $ 11.28 $  9.50 $ 10.53 $ 9.26 $ 6.77
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,373   4,842   5,354   5,872   6,808   5,026   5,123   4,348  3,449  2,631
----------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.44 $ 17.32 $ 16.23 $ 16.61 $ 15.93 $ 13.43 $ 12.23 $ 12.97 $11.76     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    20,217  22,908  24,871  26,055  27,093  40,324  30,523  22,971  9,085     --
----------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.85 $ 14.32 $ 14.48 $ 15.33 $ 16.57 $ 14.28 $ 12.44 $ 15.18 $14.08 $10.54
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   Number of units outstanding (000's)     8,332   9,043   9,920  10,461  11,698   5,469   5,764   5,762  5,399  3,339
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AXA INTERNATIONAL VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.80 $ 14.61 $ 14.70 $ 15.38 $ 16.78 $ 14.25 $ 12.29 $ 14.85 $14.19 $11.04
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,009   3,329   3,560   3,651   3,891   4,356   4,719   4,897  4,627  3,778
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AXA LARGE CAP CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.20 $ 20.10 $ 18.54 $ 18.72 $ 16.99 $ 13.09 $ 11.53 $ 12.20 $10.82 $ 8.67
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,217   8,147   9,109   9,944  11,496     688     704     636    588    365
----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.00 $ 22.74 $ 21.83 $ 21.26 $ 19.39 $ 14.51 $ 12.93 $ 13.60 $ 12.04 $  9.04
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,590  15,197  17,268  19,370  22,792   4,339   4,628   1,994   1,863   1,333
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AXA LARGE CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.95 $ 17.76 $ 15.60 $ 16.47 $ 14.87 $ 11.37 $  9.94 $ 10.61 $  9.54 $  8.03
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,640  16,323  18,206  20,281  23,486   4,186   4,541   4,942   5,376   5,760
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.07 $ 24.42 $ 21.03 $ 22.08 $ 20.18 $ 15.36 $ 13.12 $ 14.68 $ 12.15 $  9.06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,138   5,680   6,390   7,044   8,025   6,944   7,540   8,296   9,184   1,612
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.12 $ 16.42 $ 15.54 $ 15.87 $ 15.31 $ 13.27 $ 12.24 $ 12.83 $ 11.73      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    26,814  30,712  33,550  35,719  37,849  57,455  43,029  29,673   9,521      --
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.85 $ 26.30 $ 23.67 $ 24.70 $ 24.16 $ 17.72 $ 15.53 $ 15.84 $ 12.04 $  8.99
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,976   2,095   2,376   2,458   2,885   3,306   3,319   3,127   2,475   2,070
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.47 $ 15.84 $ 12.86 $ 13.94 $ 13.82 $ 10.25 $  8.89 $  9.96 $  8.12 $  6.42
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,948   2,133   2,324   2,549   3,170   3,707   3,890   3,834   3,612   2,521
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.04 $ 11.49 $ 10.63 $ 11.08 $ 10.64 $  8.75 $  7.73 $  8.19 $  7.52 $  5.93
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    25,261  27,853  31,440  34,062  38,322  44,245  47,962  51,107  53,600  48,476
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.73 $ 19.59 $ 20.74 $ 22.24 $ 22.69 $ 16.59 $ 15.46 $ 16.97 $ 13.00 $  8.38
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,924   3,241   3,592   4,045   4,640   5,514   5,727   5,277   4,560   3,390
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.80 $ 11.53 $ 11.09 $ 11.54 $ 11.57 $  9.23 $  7.84 $  8.66 $  8.13 $  6.33
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,711   4,152   4,660   4,830   4,902   4,757   4,890   5,019   5,026   4,870
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.71 $ 19.94 $ 18.09 $ 18.34 $ 16.58 $ 12.68 $ 11.11 $ 11.20 $  9.79 $  7.73
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,604   3,907   4,327   4,508   5,166   5,761   6,092   6,298   6,300   3,919
------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.77 $ 10.76 $ 10.75 $ 10.85 $ 10.73 $ 11.05 $ 10.85 $ 10.49 $ 10.05 $  9.91
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,361  16,060  16,903  17,759  19,216  11,514  10,017  10,201   9,215   3,840
------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.40 $ 22.10 $ 20.13 $ 20.23 $ 18.15 $ 13.98 $ 12.29 $ 12.27 $ 10.87 $  8.75
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,043   9,452   9,467   9,607   9,644   9,443   9,406   9,058   8,430   4,505
------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.78 $ 10.88 $ 10.97 $ 11.07 $ 11.05 $ 11.38 $ 11.42 $ 10.99 $ 10.68 $ 11.07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,211   3,571   3,594   3,611   4,075   5,806   5,613   4,344   4,131   2,411
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012   2011   2010   2009   2008
-------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.37 $ 13.46 $ 13.34 $ 13.81 $ 15.03 $12.54 $10.93 $12.61 $12.14 $ 9.68
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,187   6,310   6,793   6,509   6,582  6,533  6,997  7,476  7,762  7,019
-------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 30.77 $ 24.12 $ 22.98 $ 22.20 $ 20.04 $15.33 $13.54 $13.40 $11.71 $ 8.71
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,167   3,301   3,323   2,957   2,586  2,095  2,019  1,820  1,648  1,472
-------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.71 $ 10.50 $  9.13 $  9.68 $  8.71 $ 6.71 $ 5.83 $ 5.92 $ 5.24 $ 4.45
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,310   6,860   7,455   7,885   6,966  6,475  7,147  3,116  2,573  1,673
-------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.07 $ 23.75 $ 20.06 $ 20.93 $ 19.45 $14.87 $12.87 $13.36 $10.76 $ 8.00
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,989   4,295   4,635   4,545   4,905  5,124  5,047  5,233  5,325  3,947
-------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.52 $  9.61 $  9.73 $  9.86 $  9.99 $10.12 $10.26 $10.39 $10.53 $10.67
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,484   2,604   3,101   3,394   6,043  6,061  5,651  5,496  8,093  6,707
-------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.99 $ 10.98 $ 10.99 $ 11.11 $ 10.94 $11.34 $11.20 $11.21 $10.69 $10.21
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,376  14,485  16,106  18,009  20,031  6,910  6,495  5,967  4,912  1,880
-------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.66 $ 24.58 $ 20.66 $ 21.94 $ 21.20 $15.63 $13.70 $14.46 $11.64 $ 9.35
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,986   3,215   3,570   3,761   4,106  4,556  4,801  5,026  4,873  2,215
-------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.62 $ 24.48 $ 22.77 $ 21.70 $ 19.36 $14.47 $12.92 $13.76 $11.84 $ 7.57
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,356   2,526   2,870   2,863   2,890  3,481  3,374  3,303  3,012  1,902
-------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.68 $13.25 $12.25 $12.41 $11.11 $ 8.41 $ 7.33 $ 7.44 $ 6.72 $ 5.23
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      171    181    210    176    169    127    122    129    265    286
--------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.24 $13.45 $11.43 $12.01 $11.23 $11.70 $10.31 $11.39 $ 9.13 $ 6.55
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      549    555    621    772  1,319  1,046    736    783    810    813
--------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.08 $13.48 $11.37 $12.19 $11.92     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      687    774    887    887  1,025     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.69 $14.53 $13.94 $14.28 $13.91 $12.45 $11.67 $12.16 $11.24     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      221    237    253    319    371    592    419    256     52     --
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.48 $13.64 $13.22 $13.51 $13.24 $12.18 $11.56 $11.93 $11.12     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      140    154    199    210    235    483    408    286     73     --
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.99 $11.69 $11.57 $11.79 $11.69 $11.39 $11.09 $11.20 $10.62     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      151    171    201    251    275    405    359    357    151     --
--------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $24.86 $20.06 $19.53 $20.22 $20.22 $11.00 $ 9.30 $10.35 $ 9.14 $ 6.71
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      853    935  1,105  1,216  1,438   1214  1,215  1,073    860    786
--------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $18.77 $16.79 $15.80 $16.23 $15.64 $13.23 $12.10 $12.88 $11.73     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      520    549    573    589    610    853    759    529    200     --
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.17 $11.41 $11.58 $12.32 $13.37 $11.57 $10.12 $12.39 $11.54 $ 8.68
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,716  1,902  2,110  2,384  2,740  1,808  2,069  2,230  2,278  2,341
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $20.88 $17.21 $17.38 $18.26 $20.01 $17.06 $14.77 $17.93 $17.19 $13.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      543    587    667    708    630    751    843    914    984  1,000
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.39 $14.50 $13.43 $13.62 $12.41 $ 9.60 $ 8.49 $ 9.02 $ 8.03 $ 6.46
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,139  2,469  2,846  3,196  3,676    277    284    330    367    389
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $31.11 $24.49 $23.61 $23.09 $21.14 $15.89 $14.21 $15.00 $13.34 $10.06
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,112  2,387  2,804  3,163  4,038    924  1,072    204    249    298
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.78 $19.46 $17.16 $18.19 $16.49 $12.66 $11.12 $11.91 $10.76 $ 9.09
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,579  2,900  3,293  3,718  4,641  1,671  1,875  2,059  2,313  2,668
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.08 $ 25.43 $ 21.99 $ 23.19 $ 21.28 $ 16.26 $ 13.95 $ 15.67 $ 13.01 $  9.74
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,151   1,295   1,481   1,535   1,593   1,445   1,617   1,830   2,158     902
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.50 $ 15.92 $ 15.13 $ 15.51 $ 15.03 $ 13.08 $ 12.11 $ 12.75 $ 11.70      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       474     523     558     627     782   1,151     949     754     504      --
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 37.41 $ 31.02 $ 28.03 $ 29.37 $ 28.85 $ 21.24 $ 18.69 $ 19.14 $ 14.61 $ 10.96
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       357     401     473     497     423     427     418     455     346     421
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.69 $ 15.19 $ 12.38 $ 13.47 $ 13.42 $  9.99 $  8.70 $  9.79 $  8.01 $  6.36
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       269     305     321     348     370     281     379     382     380     377
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.49 $ 11.05 $ 10.27 $ 10.74 $ 10.36 $  8.55 $  7.58 $  8.07 $  7.44 $  5.89
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,751   2,893   3,436   3,709   3,972   3,946   4,136   4,481   4,971   5,195
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.49 $ 18.68 $ 19.87 $ 21.38 $ 21.91 $ 16.09 $ 15.05 $ 16.59 $ 12.75 $  8.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       502     525     656     786     835     870     927     889     885     695
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.18 $ 11.06 $ 10.68 $ 11.16 $ 11.23 $  9.00 $  7.67 $  8.51 $  8.02 $  6.27
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,383   1,540   1,781   1,730   1,477     634     657     694     735     848
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $397.68 $335.80 $305.83 $311.29 $282.60 $217.02 $191.00 $193.27 $169.68 $134.51
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        29      32      35      38      42      41      45      55      60      63
------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.20 $ 13.23 $ 13.27 $ 13.45 $ 13.36 $ 13.81 $ 13.62 $ 13.22 $ 12.71 $ 12.59
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,201   2,538   2,714   2,721   2,894   1,402   1,355   1,424   1,504   1,216
------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 52.97 $ 44.52 $ 40.71 $ 41.09 $ 37.00 $ 28.62 $ 25.27 $ 25.32 $ 22.52 $ 18.20
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,508   1,590   1,648   1,794   2,025   1,509   1,194   1,278   1,432   1,308
------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.98 $ 18.23 $ 18.46 $ 18.70 $ 18.74 $ 19.38 $ 19.52 $ 18.86 $ 18.41 $ 19.16
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       227     230     223     255     317     470     457     948     875     948
------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.33 $ 12.65 $ 12.60 $ 13.09 $ 14.31 $ 11.98 $ 10.48 $ 12.15 $ 11.74 $  9.40
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,013   2,039   2,219   2,215   1,905   1,245   1,332   1,511   1,714   1,924
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.27 $ 12.80 $ 12.25 $ 11.88 $ 10.77 $  8.27 $  7.33 $  7.29 $  6.39 $  4.78
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,444   1,477   1,661   1,588   1,619     955     864     906   1,047   1,004
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.14 $10.03 $ 8.76 $ 9.32 $ 8.42 $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,594  2,856  2,931  3,122  2,839  1,321  1,412    832    868    847
--------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.71 $19.12 $16.22 $16.99 $15.86 $12.17 $10.57 $11.02 $ 8.92 $ 6.66
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,420  1,525  1,666  1,709  1,646  1,423  1,481  1,672  1,781  1,863
--------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $23.88 $24.20 $24.61 $25.04 $25.47 $25.91 $26.36 $26.82 $27.28 $27.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      264    321    334    350    426    514    623    729  1,227  1,943
--------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.31 $15.36 $15.44 $15.67 $15.49 $16.13 $15.98 $16.06 $15.38 $14.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,608  1,739  2,008  2,174  2,473    765    816    941  1,133    502
--------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $29.58 $26.39 $22.27 $23.74 $23.04 $17.05 $15.01 $15.91 $12.86 $10.37
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      600    647    696    761    821    733    734    850  1,024    720
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.94 $19.70 $18.39 $17.60 $15.77 $11.83 $10.61 $11.34 $ 9.80 $ 6.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      479    439    525    503    487    572    579    705    766    462
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts(1)

--------------------------------------------------------------------------------

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

All payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2 trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 5% of the Guaranteed minimum income benefit Roll-up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.
-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contract is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------
                                                      5% ROLL-UP TO AGE 80    ANNUAL RATCHET TO AGE 80
  END OF CONTRACT YEAR         ACCOUNT VALUE              BENEFIT BASE              BENEFIT BASE
-------------------------------------------------------------------------------------------------------
           1                      $102,000               $105,000/(4)/             $102,000/(1)/
-------------------------------------------------------------------------------------------------------
           2                      $112,200               $110,250/(3)/             $112,200/(1)/
-------------------------------------------------------------------------------------------------------
           3                      $125,664               $115,763/(3)/             $125,664/(1)/
-------------------------------------------------------------------------------------------------------
           4                      $100,531               $121,551/(3)/             $125,664/(2)/
-------------------------------------------------------------------------------------------------------
           5                      $110,584               $127,628/(4)/             $125,664/(2)/
-------------------------------------------------------------------------------------------------------
           6                      $123,854               $134,010/(4)/             $125,664/(2)/
-------------------------------------------------------------------------------------------------------
           7                      $123,854               $140,710/(4)/             $125,664/(2)/
-------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 80

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-up to age 80 or the Annual Ratchet to age 80.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on 5% Roll-up to age 80.

                                     III-1

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:

-----------------------------------------------------------------------------------------------------------
                                                              5% ROLL-UP TO AGE 80 ANNUAL RATCHET TO AGE 80
    END OF CONTRACT YEAR               ACCOUNT VALUE              BENEFIT BASE           BENEFIT BASE
-----------------------------------------------------------------------------------------------------------
              1                          $106,080                   $105,000/(3)/          $106,080/(1)/
-----------------------------------------------------------------------------------------------------------
              2                          $116,688                   $110,250/(3)/          $116,688/(1)/
-----------------------------------------------------------------------------------------------------------
              3                          $130,691                   $115,763/(3)/          $130,691/(1)/
-----------------------------------------------------------------------------------------------------------
              4                          $104,552                   $121,551/(3)/          $130,691/(2)/
-----------------------------------------------------------------------------------------------------------
              5                          $115,008                   $127,628/(3)/          $130,691/(2)/
-----------------------------------------------------------------------------------------------------------
              6                          $128,809                   $134,010/(4)/          $130,691/(2)/
-----------------------------------------------------------------------------------------------------------
              7                          $128,809                   $140,710/(4)/          $130,691/(2)/
-----------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 80

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-up to age 80 or the Annual Ratchet to age 80.

(3)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4)At the end of contract years 6 and 7, the enhanced death benefit will be based on 5% Roll-up to age 80.

                                     III-2

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution to variable investment options that roll-up at 5% only and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.28)% and 3.72% for Accumulator(R) contracts; (2.53)% and 3.47% for Accumulator(R) Plus/SM/ contracts; (2.63)% and 3.37% for Accumulator(R) Elite/SM/ contracts; and (2.68)% and 3.32% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.


The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.14%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.59% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 5% ROLL-UP
                                            TO AGE 80 OR THE
                                            ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%          6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     95,068 101,047 88,068  94,047 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     90,150 102,014 83,150  95,014 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     85,239 102,891 79,239  96,891 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     80,330 103,671 74,330  97,671 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     75,416 104,344 70,416  99,344 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     70,490 104,898 67,490 101,898 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     65,547 105,324 64,547 104,324 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     60,577 105,609 60,577 105,609 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     55,576 105,742 55,576 105,742 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     50,535 105,708 50,535 105,708 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268
-----------------------------------------------------------------------------------------------------------------------------
75     15     24,326 102,519 24,326 102,519 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430
-----------------------------------------------------------------------------------------------------------------------------
80     20          0  92,635      0  92,635       0     265,330          0   331,462   15,070    15,070   15,070    15,070
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


--------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 5% ROLL-UP
                                       TO AGE 80 OR THE
                                       ANNUAL RATCHET
                                       TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
    CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
80     20    0     92,635   0   92,635 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
85     25    0     78,050   0   78,050 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
90     30    0     60,848   0   60,848 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
95     35    0     40,527   0   40,527 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 5% ROLL-UP
                                            TO AGE 80 OR THE
                                            ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%          6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     98,704 104,922 90,704  96,922 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     93,445 105,757 85,445  97,757 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     88,215 106,498 81,215  99,498 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     83,008 107,133 76,008 100,133 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     77,817 107,655 71,817 101,655 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     72,634 108,052 67,634 103,052 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     67,453 108,315 63,453 104,315 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     62,266 108,431 59,266 105,431 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     57,066 108,388 55,066 106,388 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     51,844 108,173 51,844 108,173 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268
-----------------------------------------------------------------------------------------------------------------------------
75     15     25,014 104,001 25,014 104,001 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430
-----------------------------------------------------------------------------------------------------------------------------
80     20          0  93,045      0  93,045       0     265,330          0   331,462   15,070    15,070   15,070    15,070
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


--------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 5% ROLL-UP
                                       TO AGE 80 OR THE
                                       ANNUAL RATCHET
                                       TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
    CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
80     20    0     93,045   0   93,045 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
85     25    0     77,373   0   77,373 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
90     30    0     59,110   0   59,110 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
95     35    0     37,765   0   37,765 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 5% ROLL-UP
                                            TO AGE 80 OR THE
                                            ANNUAL RATCHET                              LIFETIME ANNUAL   LIFETIME ANNUAL
                                            TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS    INCOME BENEFIT:   INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%          6%         0%        6%          0%        6%     0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000     100,000    100,000   100,000      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     94,719 100,698 86,719  92,698 105,000     105,000    107,000   107,000      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     89,480 101,302 82,480  94,302 110,250     110,250    114,350   114,350      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     84,275 101,803 78,275  95,803 115,763     115,763    122,068   122,068      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     79,097 102,191 74,097  97,191 121,551     121,551    130,171   130,171      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     73,939 102,457 73,939 102,457 127,628     127,628    138,679   138,679      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     68,795 102,591 68,795 102,591 134,010     134,010    147,613   147,613      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     63,655 102,582 63,655 102,582 140,710     140,710    156,994   156,994      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     58,514 102,417 58,514 102,417 147,746     147,746    166,844   166,844      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     53,363 102,085 53,363 102,085 155,133     155,133    177,186   177,186      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     48,194 101,572 48,194 101,572 162,889     162,889    188,045   188,045    7,268       7,268  7,268     7,268
-----------------------------------------------------------------------------------------------------------------------------
75     15     21,657  95,780 21,657  95,780 207,893     207,893    251,050   251,050   10,430      10,430 10,430    10,430
-----------------------------------------------------------------------------------------------------------------------------
80     20          0  82,980      0  82,980       0     265,330          0   331,462      N/A/(2)/ 15,070      0    15,070
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


--------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 5% ROLL-UP
                                       TO AGE 80 OR THE
                                       ANNUAL RATCHET
                                       TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
    CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
80     20    0     82,980   0   82,980 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
85     25    0     65,239   0   65,239 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
90     30    0     44,664   0   44,664 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
95     35    0     20,643   0   20,643 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 5% ROLL-UP
                                             TO AGE 80 OR THE
                                             ANNUAL RATCHET                              LIFETIME ANNUAL   LIFETIME ANNUAL
                                             TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 MINIMUM DEATH BENEFIT  WITH THE EARNINGS    INCOME BENEFIT:   INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%          6%         0%        6%          0%        6%     0%        6%
------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000     100,000    100,000   100,000      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
61      1     94,669 100,648  94,669 100,648 105,000     105,000    107,000   107,000      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
62      2     89,384 101,200  89,384 101,200 110,250     110,250    114,350   114,350      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
63      3     84,138 101,648  84,138 101,648 115,763     115,763    122,068   122,068      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
64      4     78,922 101,981  78,922 101,981 121,551     121,551    130,171   130,171      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
65      5     73,730 102,190  73,730 102,190 127,628     127,628    138,679   138,679      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
66      6     68,555 102,265  68,555 102,265 134,010     134,010    147,613   147,613      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
67      7     63,388 102,194  63,388 102,194 140,710     140,710    156,994   156,994      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
68      8     58,223 101,967  58,223 101,967 147,746     147,746    166,844   166,844      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
69      9     53,052 101,571  53,052 101,571 155,133     155,133    177,186   177,186      N/A         N/A    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
70     10     47,866 100,992  47,866 100,992 162,889     162,889    188,045   188,045    7,268       7,268  7,268     7,268
------------------------------------------------------------------------------------------------------------------------------
75     15     21,288  94,845  21,288  94,845 207,893     207,893    251,050   251,050   10,430      10,430 10,430    10,430
------------------------------------------------------------------------------------------------------------------------------
80     20          0  81,657       0  81,657       0     265,330          0   331,462      N/A/(2)/ 15,070      0    15,070
------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


--------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 5% ROLL-UP
                                       TO AGE 80 OR THE
                                       ANNUAL RATCHET
                                       TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
    CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
80     20    0     81,657   0   81,657 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
85     25    0     63,506   0   63,506 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
90     30    0     42,478   0   42,478 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------
95     35    0     18,020   0   18,020 0         265,330       0        331,462     0    265,330  0       13,266
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000           100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000           104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000             4,000             4,000
    EARNINGS: death benefit less net
    contributions (prior to the
    withdrawal in D).
    B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0               3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0                 0               2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS GREATER OF D MINUS C OR
    ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000           100,000           98,000
    the withdrawal in D)
    A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000/(2)/      98,000/(2)/
    withdrawal in D)
    B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000             1,000               0
    CONTRIBUTIONS
    G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%               40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT            1,600              400                0
    H TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600           101,400           98,000
    Earnings enhancement benefit
    G PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.
(2)Assumes no earnings on the contract and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

               APPENDIX V: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contract is no longer available to new purchasers.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Regardless of the state, the rate initially set on an outstanding loan cannot be changed.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and        If you reside in the state of
            benefits"--"Your right to cancel  California and you are age 60 within a certain number of days"  and older at the time the contract is issued, you may
                                              return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below. This is also referred to
                                              as the "free look" period.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market variable
                                              investment option (and/or guar-
                                              anteed interest option, if
                                              available), the amount of your
                                              refund will be equal to your
                                              contribution, unless you make a
                                              transfer, in which case the
                                              amount of your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office. This amount could be
                                              less than your initial
                                              contribution. If you allocate
                                              any portion of your initial
                                              contribution to the variable
                                              investment options (other than
                                              the EQ/Money Market variable
                                              investment option), your refund
                                              will be equal to your account
                                              value on the date we receive
                                              your request to cancel at our
                                              processing office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE THROUGH
                                              CERTAIN SELLING BROKERS-DEALERS

                                              Certain selling broker-dealers
                                              offer an allocation method
                                              designed to preserve your right
                                              to a return of your
                                              contributions during the free
                                              look period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the 40
                                              day period following the
                                              Contract Date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.

                                              If you choose the "return of
                                              contribution" free look
                                              treatment and your contract is
                                              still in effect on the 40th day
                                              (or next Business Day) following
                                              the Contract Date, we will
                                              automatically reallocate your
                                              account value to the investment
                                              options chosen on your
                                              application.
-------------------------------------------------------------------------------

                                     VI-1

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CALIFORNIA                                     Any transfers made prior to the
(CONTINUED)                                    expiration of the 30 day free
                                               look will terminate your right
                                               to "return of contribution"
                                               treatment in the event you
                                               choose to exercise your free
                                               look right under the contract.
                                               Any transfer made prior to the
                                               40th day following the Contract
                                               Date will cancel the automatic
                                               reallocation on the 40th day (or
                                               next Business Day) following the
                                               Contract Date described above.
                                               If you do not want AXA Equitable
                                               to perform this scheduled one-
                                               time reallocation, you must call
                                               one of our customer service
                                               representatives at 1 (800)
                                               789-7771 before the 40th day
                                               following the Contract Date to
                                               cancel.
--------------------------------------------------------------------------------
CONNECTICUT  See "Credits" in "Contract        Credits applied to contributions
             features and benefits" (For       made within one year of death of
             Accumulator(R) Plus/SM/           the owner (or older joint owner,
             contracts only)                   if applicable) will not be
                                               recovered. However, any
                                               applicable contract withdrawal
                                               charges will continue to apply
                                               to those contributions.

             See "Transfers of ownership,      If you elect the GMIB, you may
             collateral assignments, loans     not change ownership or assign
             and borrowing" in "More           the GMIB or the contract to an
             information"                      institution (such as business
                                               trusts, corporations, joint
                                               stock associations,
                                               partnerships, limited liability
                                               companies and other legal
                                               entities).
--------------------------------------------------------------------------------
FLORIDA      See "Credits" in "Contract        The following information
             features and benefits" (For       replaces the second bullet of
             Accumulator(R) Plus/SM/           the final set of bullets in this
             contracts only)                   section:

                                               .   You may annuitize your
                                                   contract after twelve
                                                   months, however, if you
                                                   elect to receive annuity
                                                   payments within five years
                                                   of the contract date, we
                                                   will recover the credit that
                                                   applies to any contribution
                                                   made in that five years. If
                                                   you start receiving annuity
                                                   payments after five years
                                                   from the contract date and
                                                   within three years of making
                                                   any contribution, we will
                                                   recover the credit that
                                                   applies to any contribution
                                                   made within the prior three
                                                   years.

             See "Your right to cancel within  If you reside in the state of
             a certain number of days" in      Florida and you are age 65 or
             "Contract features and benefits"  older at the time the contract is issued, you may cancel your
                                               variable annuity contract and
                                               return it to us within 21 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               the cash surrender value
                                               provided in the annuity
                                               contract, plus any fees or
                                               charges deducted from the
                                               contributions or imposed under
                                               the contract.

                                               If you reside in the state of
                                               Florida and you are age 64 or
                                               younger at the time the contract
                                               is issued, you may cancel your
                                               variable annuity contract and
                                               return it to us within 14 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               your contributions, including
                                               any contract fees or charges.

             See "Selecting an annuity payout  The following sentence replaces
             option" under "Your annuity       the first sentence of the second
             payout options" in "Accessing     paragraph in this section:
             your money"

                                               You can choose the date annuity
                                               payments begin but it may not be
                                               earlier than twelve months from
                                               the Accumulator(R) Series
                                               contract date.

             See "Withdrawal charge" in        If you are age 65 or older at
             "Charges and expenses"            the time your contract is
                                               issued, the applicable
                                               withdrawal charge will not
                                               exceed 10% of the amount
                                               withdrawn.
--------------------------------------------------------------------------------

                                     VI-2

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------
 STATE    FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
ILLINOIS  See "Credits" in "Contract        The following information
          features and benefits" (for       replaces the second bullet of
          Accumulator(R) Plus/SM/           the final set of bullets in this
          contracts only)                   section:

                                            .   You may annuitize your
                                                contract after twelve
                                                months, however, if you
                                                elect to receive annuity
                                                payments within five years
                                                of the contract date, we
                                                will recover the credit that
                                                applies to any contribution
                                                made in the first five
                                                years. If you start
                                                receiving annuity payments
                                                after five years from the
                                                contract date and within
                                                three years of making any
                                                contribution, we will
                                                recover the credit that
                                                applies to any contribution
                                                made within the prior three
                                                years.
          See "Selecting an annuity payout  The following sentence replaces
          option" under "Your annuity       the first sentence of the second
          payout options" in "Accessing     paragraph in this section:
          your money"

                                            You can choose the date annuity
                                            payments begin but it may not be
                                            earlier than twelve months from
                                            the Accumulator(R) Series
                                            contract date.
-----------------------------------------------------------------------------
MARYLAND  See "10% free withdrawal amount"  The 10% free withdrawal amount
          under "Withdrawal charge" in      applies to full surrenders.
          "Charges and expenses"

          See "Withdrawal Charge" in        We determine the withdrawal
          "Charges and expenses" (For       charge separately for each
          Accumulator(R) Plus/SM/           contribution according to the
          contracts only)                   following table:

                       ------------------------------------------------------
                                      CONTRACT YEAR
                       ------------------------------------------------------
                                      1   2   3   4   5   6   7   8   9   10+
                       ------------------------------------------------------
                       Percentage of  8%  8%  7%  6%  5%  4%  3%  2%  1%  0%
                        contribution
-----------------------------------------------------------------------------

MASSACHUSETTS  Annual administrative charge      The annual administrative charge
                                                 will not be deducted from
                                                 amounts allocated to the
                                                 Guaranteed interest option.

               See "Disability, terminal         This section is deleted in its
               illness or confinement to         entirety.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Accumulator(R),
               Accumulator(R) Plus/SM/ and
               Accumulator(R) Elite/SM/
               contracts only)

               See "Appendix IV: Hypothetical    The annuity purchase factors are
               Illustrations"                    applied on a unisex basis in
                                                 determining the amount payable
                                                 upon the exercise of the
                                                 Guaranteed minimum income
                                                 benefit.
----------------------------------------------------------------------------------
MISSISSIPPI    QP (defined contribution and      Not Available
               defined benefit) contracts
----------------------------------------------------------------------------------
MONTANA        See "Appendix IV: Hypothetical    The annuity purchase factors are
               Illustrations"                    applied on a unisex basis in
                                                 determining the amount payable
                                                 upon the exercise of the
                                                 Guaranteed minimum income
                                                 benefit.
----------------------------------------------------------------------------------
NEW YORK       Earnings enhancement benefit      Not Available

               "Indication of Intent" (For       The "Indication of Intent"
               Accumulator(R) Plus/SM/           approach to first year
               contracts only)                   contributions in connection with
                                                 the contribution crediting rate
                                                 is not available.
----------------------------------------------------------------------------------

                                     VI-3

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK     See "Credits" in "Contract        If the owner (or older joint
(CONTINUED)  features and benefits" (For       owner, if applicable) dies
             Accumulator(R) Plus/SM/           during the one-year period
             contracts only)                   following our receipt of a
                                               contribution to which a credit
                                               was applied, we will recover all
                                               or a portion of the amount of
                                               such Credit from the account
                                               value, based on the number of
                                               full months that elapse between
                                               the time we receive the
                                               contribution and the owner's (or
                                               older joint owner's, if
                                               applicable) death, as follows:

                                         Number of  Percentage of
                                          Months       Credit
                                          ------       ------
                                             0          100%
                                             1          100%
                                             2           99%
                                             3           98%
                                             4           97%
                                             5           96%
                                             6           95%
                                             7           94%
                                             8           93%
                                             9           92%
                                            10           91%
                                            11           90%
                                            12           89%

                                      We will not recover the credit on subsequent contributions made within 3 years prior to annuitization.

  See "Guaranteed minimum death       GMIB I -- Asset Allocation and GMIB II -- Custom
  benefit and Guaranteed minimum      Selection 5% Roll-up to age 80 Guaranteed minimum
  income benefit base" in "Contract   income benefit base is capped at 250% of total
  features and benefits"              contributions under the contract. If there is a Roll-up
                                      benefit base reset, the cap becomes 250% of the highest
                                      reset amount plus 250% of any subsequent contributions
                                      made after the reset. Withdrawals do not lower the cap.

  See "Guaranteed minimum death       "Greater of" GMDB I or "Greater of" GMDB II enhanced
  benefit" in "Contract features and  death benefit is not available. All references to these
  benefits"                           benefits should be deleted in their entirety.

  See "The amount applied to          The amount applied to the annuity benefit is the greater of purchase an annuity payout option"  the cash value or 95% of what the account value would be
  in "Accessing your money"           if no withdrawal charge applied.
  (Applicable under Accumulator(R),
  Accumulator(R) Plus/SM/ and
  Accumulator(R) Elite/SM/ contracts
  only)

  See "How withdrawals affect your    If you elect both (1) the Guaranteed minimum income benefit
  Guaranteed minimum income benefit   and (2) the Annual Ratchet to age 80 enhanced death
  and Guaranteed minimum death        benefit, withdrawals (including any applicable withdrawal
  benefit" in "Accessing your money"  charges) will reduce each of the benefits' benefit bases on a pro rata basis for the first contract year if the Guaranteed minimum income benefit is elected at issue.

                                      Beginning on the first day of the 2nd contract year (or the
                                      1st contract year after the GMIB effective date, if
                                      applicable), withdrawals will reduce the Guaranteed
                                      minimum income benefit Roll-up and Annual Ratchet
                                      benefit bases and the Annual Ratchet to age 80 enhanced
                                      death benefit base, on a dollar-for-dollar basis.
----------------------------------------------------------------------------------------------------

                                     VI-4

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS       AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------------
NEW YORK                                 Once a withdrawal is taken that causes the sum of
(CONTINUED)                              withdrawals in a contract year to exceed 5% of the 5%
                                         Roll-up to age 80 benefit base on the most recent contract date anniversary, that entire withdrawal and any
                                         subsequent withdrawals in that same contract year will
                                         reduce the benefit bases on a pro rata basis. In all contract years beginning after your 80th birthday, or earlier if you drop the Guaranteed minimum income benefit after issue,
                                         the Annual Ratchet to age 80 Guaranteed minimum death
                                         benefit base will be reduced on a pro rata basis by any
                                         withdrawals. When an RMD withdrawal using our RMD
                                         program occurs, the Guaranteed minimum income benefit
                                         Roll-up benefit base, the Guaranteed minimum income
                                         benefit Annual Ratchet to age 80 benefit base and the
                                         Guaranteed minimum death benefit Annual Ratchet to age
                                         80 benefit base (if elected in combination with the
                                         Guaranteed minimum income benefit) will be reduced on a
                                         dollar-for-dollar basis beginning with the first RMD
                                         withdrawal.

                                         If you elect (1) the Guaranteed minimum income benefit
                                         and (2) the Standard death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will
                                         reduce the 5% Roll-up to age 80 benefit base and the
                                         Annual Ratchet to age 80 benefit base on a pro rata basis
                                         for the first year if the Guaranteed minimum income benefit is elected at issue. If the Guaranteed minimum income
                                         benefit is added after issue, the applicable period begins as of the Guaranteed minimum income benefit effective date.

                                         Beginning on the first day of the 2nd contract year (or the first contract year after the GMIB effective date, if
                                         applicable), withdrawals will reduce the Guaranteed
                                         minimum income benefit Roll-up to Age 80 benefit base
                                         and the Annual Ratchet to age 80 benefit base, on a dollar-
                                         for-dollar basis, as long as the sum of withdrawals in a
                                         contract year is no more than 5% of the 5% Roll-up to age
                                         80 benefit base.

                                         Once a withdrawal is taken that causes the sum of
                                         withdrawals in a contract year to exceed 5% of the 5%
                                         Roll-up to age 80 benefit base on the most recent contract date anniversary, that entire withdrawal and any
                                         subsequent withdrawals in that same contract year will
                                         reduce the 5% Roll-up to age 80 benefit base and the
                                         Annual Ratchet to age 80 benefit base on a pro rata basis.
                                         The Standard death benefit base will be reduced on a pro
                                         rata basis by any withdrawals, regardless of amount.

                                         If you elect the Annual Ratchet to age 80 enhanced death
                                         benefit without the Guaranteed minimum income benefit,
                                         withdrawals (including any applicable withdrawal charges)
                                         will reduce the benefit base on a pro rata basis.

                                         If the Guaranteed minimum income benefit converts to the
                                         Guaranteed withdrawal benefit for life, the Standard death benefit base or Annual Ratchet to age 80 benefit base will be reduced on a pro rata basis by any subsequent withdrawals.

             See "Selecting an annuity   The earliest date annuity payments may begin is 13 months
             payout option" in           from the issue date.
             "Accessing your money"
-------------------------------------------------------------------------------------------------------

                                     VI-5

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS           AVAILABILITY OR VARIATION
---------------------------------------------------------------------------
NEW YORK     See "Annuity maturity date" in  Your contract has a maturity
(CONTINUED)  "Accessing your money"          date by which you must either
                                             take a lump sum withdrawal or
                                             select an annuity payout
                                             option.

                                             FOR ACCUMULATOR(R),
                                             ACCUMULATOR(R) ELITE/SM/ and
                                             Accumulator(R) SELECT
                                             CONTRACTS:

                                             The maturity date by which
                                             you must take a lump sum
                                             withdrawal or select an
                                             annuity payout option is the
                                             contract date anniversary
                                             that follows the annuitant's
                                             birthday, as follows:

                                                          Maximum
                           Issue Age                      Annuitization age
                           ---------                      -----------------  -
                           0-80                           90
                           81                             91
                           82                             92
                           83                             93
                           84                             94
                           85                             95

                                           FOR ACCUMULATOR(R) PLUS/SM/
                                           CONTRACTS:

                                           The maturity date is the
                                           contract date anniversary
                                           that follows the annuitant's
                                           90th birthday.

        See "Charges and expenses"         Deductions of charges from
                                           the guaranteed interest
                                           option are not permitted.

        See "Annual Ratchet to age 80"     The charge is equal to 0.30%
        in "Charges and expenses"          of the Annual Ratchet to age
                                           80 benefit base.

        See "Spousal continuation" in      If the Guaranteed minimum
        "Payment of death benefit"         income benefit had converted
                                           to the Guaranteed withdrawal
                                           benefit for life on a Joint
                                           life basis, the benefit and
                                           charge will remain in effect
                                           after the death of the first
                                           spouse to die, and no death
                                           benefit is payable until the
                                           death of the surviving
                                           spouse. If you have also
                                           elected the Annual Ratchet to
                                           age 80 enhanced death
                                           benefit, that benefit's
                                           benefit base will continue to
                                           ratchet until the contract
                                           date anniversary following
                                           the surviving spouse's age
                                           80. Withdrawal charges will
                                           continue to apply to all
                                           contributions. No additional
                                           contributions will be
                                           permitted. If the Guaranteed
                                           minimum income benefit had
                                           converted to the Guaranteed
                                           withdrawal benefit for life
                                           on a Single life basis, the
                                           benefit and charge will
                                           terminate. If your spouse
                                           elects Spousal continuation
                                           after your death under a
                                           Single life contract in which
                                           the Guaranteed withdrawal
                                           benefit for life is in
                                           effect, the Annual Ratchet to
                                           age 80 enhanced death benefit
                                           will continue to ratchet, or
                                           terminate, based on your
                                           spouse's age, as described
                                           earlier in this Prospectus
                                           and Appendix.

        See "Transfers of ownership,       Collateral assignments are
        collateral assignments, loans and  not limited to the period
        borrowing" in "More                prior to the first contract
        information"                       date anniversary. You may
                                           assign all or a portion of
                                           the value of your NQ contract
                                           at any time, pursuant to the
                                           terms described in this
                                           Prospectus.
-------------------------------------------------------------------------
OREGON  QP contracts                       Not Available

        See "How you can purchase and      Additional contributions are
        contribute to your contract" in    not permitted to
        "Contract features and benefits"   Accumulator(R) or
        and "Appendix VIII"                Accumulator(R) Elite/SM/
                                           Inherited IRA contracts, even
                                           from properly titled sources.
-------------------------------------------------------------------------

                                     VI-6

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS        AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------------------
OREGON        See "Lifetime required       The following replaces the third paragraph:
(CONTINUED)   minimum distribution         We generally will not impose a withdrawal charge on
              withdrawals" under           minimum distribution withdrawals even if you are not
              "Withdrawing your account    enrolled in our automatic RMD service, except if, when
              value" in "Accessing your    added to a lump sum withdrawal previously taken in the
              money"                       same contract year, the minimum distribution withdrawals
                                           exceed the 10% free withdrawal amount. In order to avoid
                                           a withdrawal charge in connection with minimum
                                           distribution withdrawals outside of our automatic RMD
                                           service, you must notify us using our request form. Such
                                           minimum distribution withdrawals must be based solely on
                                           your contract's account value.

              See "Selecting an annuity    You can choose the date annuity payments begin, but it may
              payout option" under "Your   not be earlier than seven years from the Accumulator(R)
              annuity payout options" in   contract issue date, four years from the Accumulator(R) Elite/SM/
              "Accessing your money"       contract issue date, or nine years from the Accumulator(R)
                                           Plus/SM/ contract issue date. No withdrawal charge is
                                           imposed if you select a non-life contingent period certain payout annuity. If the payout annuity benefit is based on
                                           the age or sex of the owner and/or annuitant, and that
                                           information is later found not to be correct, we will adjust the payout annuity benefit on the basis of the correct age or sex. We will adjust the number or amount of payout
                                           annuity benefit payments, or any amount of the payout
                                           annuity benefit payments, or any amount used to provide
                                           the payout annuity benefit, or any combination of these
                                           approaches. If we have overpaid you, we will charge that
                                           overpayment against future payments, while if we have
                                           underpaid you, we will add additional amounts to future
                                           payments. Our liability will be limited to the correct
                                           information and the actual amounts used to provide the
                                           benefits.

              See "Disability, terminal    Items (i) and (iii) under this section are deleted in their
              illness, or confinement to   entirety.
              nursing home" under
              "Withdrawal charge" in
              "Charges and expenses" (for
              Accumulator(R),
              Accumulator(R) Plus/SM/ and
              Accumulator(R) Elite/SM/
              contracts only)

              See "Your beneficiary and    The following replaces the fourth paragraph:
              payment of benefit" in       If the age of any person upon whose life an optional
              "Payment of death benefit"   Guaranteed minimum death benefit depends has been
                                           misstated, any benefits will be those which would have
                                           been purchased at the correct age. Therefore, if an optional
                                           Guaranteed minimum death benefit rider was elected by
                                           such person, the optional Guaranteed minimum death
                                           benefit rider will be adjusted based on the correct age.

              See "Transfers of            Collateral assignments are not limited to the period prior to
              ownership, collateral        the first contract date anniversary. You may assign all or a
              assignments, loans and       portion of the value of your NQ contract at any time,
              borrowing" in "More          pursuant to the terms described in this Prospectus.
              information" (For
              Accumulator(R),
              Accumulator(R) Plus/SM/ and
              Accumulator(R) Elite/SM/
              contracts only)
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                Your contract refers to contributions as premiums.

              Cancelling the Guaranteed    You may cancel the Guaranteed minimum income benefit
              minimum income benefit       within 10 days of it being added to your contract if you add the benefit to your contract after issue. This is distinct from your right to drop the Guaranteed minimum income benefit
                                           after issue, and is not subject to the restrictions that govern that right. We will not deduct any charge for the
                                           Guaranteed minimum income benefit.
-------------------------------------------------------------------------------------------------------------

                                     VI-7

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------------------------
PENNSYLVANIA  See "Disability, terminal         The Withdrawal Charge Waiver
(CONTINUED)   illness or confinement to         does not apply during the first
              nursing home" in "Charges and     12 months of the contract with
              expenses" (For Accumulator(R),    respect to the Social Security
              Accumulator(R) Plus/SM/ and       Disability Waiver, the Six Month
              Accumulator(R) Elite/SM/          Life Expectancy Waiver, or if
              contracts only)                   the owner is confined to a
                                                nursing home during such period.

              Special dollar cost averaging     In Pennsylvania, we refer to
              program                           this program as "enhanced rate
                                                dollar cost averaging."

              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
-----------------------------------------------------------------------------------------------------
PUERTO RICO   Beneficiary continuation option   Not Available
              (IRA)

              IRA and Roth IRA                  Available for direct rollovers
                                                from U.S. source 401(a) plans
                                                and direct transfers from the
                                                same type of U.S. source IRAs

              QP (Defined Benefit) contracts    Not Available

              See "How you can purchase and     Specific requirements for
              contribute to your contract" in   purchasing QP contracts in
              "Contract features and benefits"  Puerto Rico are outlined below
              and "Appendix VIII" (For          in "Purchase considerations for
              Accumulator(R), Accumulator(R)    QP (Defined Contribution)
              Plus/SM/ and Accumulator(R)       contracts in Puerto Rico".
              Elite/SM/ contracts only)

              See "Exercise rules" under        Exercise restrictions for the
              "Guaranteed minimum income        GMIB on a Puerto Rico QPDC
              benefit" in "Contract features    contract are described below,
              and benefits" (For                under "Purchase considerations
              Accumulator(R), Accumulator(R)    for QP (Defined Contribution)
              Plus/SM/ and Accumulator(R)       contracts in Puerto Rico", and
              Elite/SM/ contracts only)         in your contract.

              See "Transfers of ownership,      Transfers of ownership of QP
              collateral assignments, loans     contracts are governed by Puerto
              and borrowing" in "More           Rico law. Please consult your
              information" (For                 tax, legal or plan advisor if
              Accumulator(R), Accumulator(R)    you intend to transfer ownership
              Plus/SM/ and Accumulator(R)       of your contract.
              Elite/SM/ contracts only)

              "Purchase considerations for QP
              (Defined Contribution) contracts  PURCHASE CONSIDERATIONS FOR QP (DEFINED CONTRIBUTION)
              in Puerto Rico"-- this section    CONTRACTS IN PUERTO RICO:
              replaces "Appendix II: Purchase   Trustees who are considering the
              considerations for QP contracts"  purchase of an Accumulator(R)
              in your Prospectus. (For          Series QP contract in Puerto
              Accumulator(R), Accumulator(R)    Rico should discuss with their
              Plus/SM/ and Accumulator(R)       tax, legal and plan advisors
              Elite/SM/ contracts only)         whether this is an appropriate
                                                investment vehicle for the
                                                employer's plan. Trustees should
                                                consider whether the plan
                                                provisions permit the investment
                                                of plan assets in the QP
                                                contract, the Guaranteed minimum
                                                income benefit and other
                                                guaranteed benefits, and the
                                                payment of death benefits in
                                                accordance with the requirements
                                                of Puerto Rico income tax rules.
                                                The QP contract and this
                                                Prospectus should be reviewed in
                                                full, and the following factors,
                                                among others, should be noted.
-----------------------------------------------------------------------------------------------------

                                     VI-8

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    LIMITS ON CONTRACT OWNERSHIP:
(CONTINUED)                                    .   The QP contract is offered
                                                   only as a funding vehicle to
                                                   qualified plan trusts of
                                                   single participant defined
                                                   contribution plans that are
                                                   tax-qualified under Puerto
                                                   Rico law, not United States
                                                   law. The contract is not
                                                   available to US qualified
                                                   plans or to defined benefit
                                                   plans qualifying under
                                                   Puerto Rico law.

                                               .   The QP contract owner is the
                                                   qualified plan trust. The
                                                   annuitant under the contract
                                                   is the self-employed Puerto
                                                   Rico resident, who is the
                                                   sole plan participant.

                                               .   This product should not be
                                                   purchased if the self-
                                                   employed individual
                                                   anticipates having
                                                   additional employees become
                                                   eligible for the plan. We
                                                   will not allow additional
                                                   contracts to be issued for
                                                   participants other than the
                                                   original business owner.

                                               .   If the business that
                                                   sponsors the plan adds
                                                   another employee, no further
                                                   contributions may be made to
                                                   the contract. If the
                                                   employer moves the funds to
                                                   another funding vehicle that
                                                   can accommodate more than
                                                   one employee, this move
                                                   could result in surrender
                                                   charges, if applicable, and
                                                   the loss of guaranteed
                                                   benefits in the contract.

                                               LIMITS ON CONTRIBUTIONS:
                                               .   All contributions must be
                                                   direct transfers from other
                                                   investments within an
                                                   existing qualified plan
                                                   trust.

                                               .   Employer payroll
                                                   contributions are not
                                                   accepted.

                                               .   Only one additional transfer
                                                   contribution may be made per
                                                   contract year.

                                               .   Checks written on accounts
                                                   held in the name of the
                                                   employer instead of the plan
                                                   or the trustee will not be
                                                   accepted.

                                               .   As mentioned above, if a new
                                                   employee becomes eligible
                                                   for the plan, the trustee
                                                   will not be permitted to
                                                   make any further
                                                   contributions to the
                                                   contract established for the
                                                   original business owner.

                                               LIMITS ON PAYMENTS:
                                               .   Loans are not available
                                                   under the contract.

                                               .   All payments are made to the
                                                   plan trust as owner, even
                                                   though the plan
                                                   participant/annuitant is the
                                                   ultimate recipient of the
                                                   benefit payment.

                                               .   AXA Equitable does no tax
                                                   reporting or withholding of
                                                   any kind. The plan
                                                   administrator or trustee
                                                   will be solely responsible
                                                   for performing or providing
                                                   for all such services.

                                               .   AXA Equitable does not offer
                                                   contracts that qualify as
                                                   IRAs under Puerto Rico law.
                                                   The plan trust will exercise
                                                   the GMIB and must continue
                                                   to hold the supplementary
                                                   contract for the duration of
                                                   the GMIB payments.
--------------------------------------------------------------------------------

                                     VI-9

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    PLAN TERMINATION:
(CONTINUED)                                    .   If the plan participant
                                                   terminates the business, and
                                                   as a result wishes to
                                                   terminate the plan, the
                                                   trust would have to be kept
                                                   in existence to receive
                                                   payments. This could create
                                                   expenses for the plan.

                                               .   If the plan participant
                                                   terminates the plan and the
                                                   trust is dissolved, or if
                                                   the plan trustee (which may
                                                   or may not be the same as
                                                   the plan participant) is
                                                   unwilling to accept payment
                                                   to the plan trust for any
                                                   reason, AXA Equitable would
                                                   have to change the contract
                                                   from a Puerto Rico QP to NQ
                                                   in order to make payments to
                                                   the individual as the new
                                                   owner. Depending on when
                                                   this occurs, it could be a
                                                   taxable distribution from
                                                   the plan, with a potential
                                                   tax of the entire account
                                                   value of the contract.
                                                   Puerto Rico income tax
                                                   withholding and reporting by
                                                   the plan trustee could apply
                                                   to the distribution
                                                   transaction.

                                               .   If the plan trust is
                                                   receiving GMIB payments and
                                                   the trust is subsequently
                                                   terminated, transforming the
                                                   contract into an
                                                   individually owned NQ
                                                   contract, the trustee would
                                                   be responsible for the
                                                   applicable Puerto Rico
                                                   income tax withholding and
                                                   reporting on the present
                                                   value of the remaining
                                                   annuity payment stream.

                                               .   AXA Equitable is a U.S.
                                                   insurance company, therefore
                                                   distributions under the NQ
                                                   contract could be subject to
                                                   United States taxation and
                                                   withholding on a "taxable
                                                   amount not determined" basis.

             Tax Information --"Special rules  Income from NQ contracts we
             for NQ contracts"                 issue is U.S. source. A Puerto
                                               Rico resident is subject to U.S.
                                               taxation on such U.S. source
                                               income. Only Puerto Rico source
                                               income of Puerto Rico residents
                                               is excludable from U.S.
                                               taxation. Income from NQ
                                               contracts is also subject to
                                               Puerto Rico tax. The calculation
                                               of the taxable portion of
                                               amounts distributed from a
                                               contract may differ in the two
                                               jurisdictions. Therefore, you
                                               might have to file both U.S. and
                                               Puerto Rico tax returns, showing
                                               different amounts of income from
                                               the contract for each tax
                                               return. Puerto Rico generally
                                               provides a credit against Puerto
                                               Rico tax for U.S. tax paid.
                                               Depending on your personal
                                               situation and the timing of the
                                               different tax liabilities, you
                                               may not be able to take full
                                               advantage of this credit.
                                               We require owners or
                                               beneficiaries of annuity
                                               contracts in Puerto Rico which
                                               are not individuals to document
                                               their status to avoid 30% FATCA
                                               withholding from U.S.-source
                                               income.
--------------------------------------------------------------------------------
TEXAS        See "Annual administrative        The annual administrative charge
             charge" in "Charges and expenses" will not be deducted from amounts allocated to the
                                               Guaranteed interest option.

             See "How you can purchase and     The $2,500,000 limitation on the
             contribute to your contract" in   sum of all contributions under
             "Contract features and benefits"  all AXA Equitable annuity
             and "Appendix VIII"               accumulation contracts with the
                                               same owner or annuitant does not
                                               apply.

             See "Disability, terminal         There is no 12 month waiting
             illness or confinement to         period following a contribution
             nursing home" in "Charges and     for the Six Month Life
             expenses" (For Accumulator(R),    Expectancy Waiver. The
             Accumulator(R) Plus/SM/ and       withdrawal charge can be waived
             Accumulator(R) Elite/SM/          even if the condition begins
             contracts only)                   within 12 months of the
                                               remittance of the contribution.
--------------------------------------------------------------------------------

                                     VI-10

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
WASHINGTON  Guaranteed interest option        Not Available

            Investment simplifier --          Not Available
            Fixed-dollar option and Interest
            sweep option

            Earnings enhancement benefit      Not Available

            "Greater of" GMDB I and "Greater  All references to these features
            of GMDB II enhanced death         are deleted in their entirety.
            benefit"                          You have the choice of the
                                              following guaranteed minimum
                                              death benefits: the Annual
                                              Ratchet to age 80; or the
                                              Standard death benefit.

            See "Guaranteed minimum death     The charge for the Annual
            benefit charge" in "Fee table"    Ratchet to age 80 enhanced death
            and in "Charges and expenses"     benefit is 0.30% and cannot be
                                              increased.

            See "How withdrawals affect your  If you elect both (1) the
            Guaranteed minimum income         Guaranteed minimum income
            benefit and Guaranteed minimum    benefit and (2) the Annual
            death benefit" in "Accessing      Ratchet to age 80 enhanced death
            your money"                       benefit, withdrawals (including
                                              any applicable withdrawal
                                              charges) will reduce each of the
                                              benefits' benefit bases on a pro
                                              rata basis for the first
                                              contract year if the Guaranteed
                                              minimum income benefit is
                                              elected at issue. If the
                                              Guaranteed minimum income
                                              benefit is added after issue,
                                              the applicable period begins as
                                              of the Guaranteed minimum income
                                              benefit effective date.

                                              Beginning on the first day of
                                              the 2nd contract year (or the
                                              1st contract year after the GMIB
                                              effective date, if applicable),
                                              withdrawals will reduce the
                                              Guaranteed minimum income
                                              benefit Roll-up and Annual
                                              Ratchet benefit bases and the
                                              Annual Ratchet to age 80
                                              enhanced death benefit base, on
                                              a dollar-for-dollar basis.

                                              Once a withdrawal is taken that
                                              causes the sum of withdrawals in
                                              a contract year to exceed 5% of
                                              the 5% Roll-up to age 80 benefit
                                              base on the most recent contract
                                              date anniversary, that entire
                                              withdrawal and any subsequent
                                              withdrawals in that same
                                              contract year will reduce the
                                              benefit bases on a pro rata
                                              basis. In all contract years
                                              beginning after your 80th
                                              birthday, or earlier if you drop
                                              the Guaranteed minimum income
                                              benefit after issue, the Annual
                                              Ratchet to age 80 Guaranteed
                                              minimum death benefit base will
                                              be reduced on a pro rata basis
                                              by any withdrawals. When an RMD
                                              withdrawal using our RMD program
                                              occurs, the Guaranteed minimum
                                              income benefit Roll-up benefit
                                              base, the Guaranteed minimum
                                              income benefit Annual Ratchet to
                                              age 80 benefit base and the
                                              Guaranteed minimum death benefit
                                              Annual Ratchet to age 80 benefit
                                              base (if elected in combination
                                              with the Guaranteed minimum
                                              income benefit) will be reduced
                                              on a dollar- for-dollar basis
                                              beginning with the first RMD
                                              withdrawal.

                                              If you elect (1) the Guaranteed
                                              minimum income benefit and (2)
                                              the Standard death benefit,
                                              withdrawals (including any
                                              applicable withdrawal charges,
                                              if applicable) will reduce the
                                              5% Roll-up to age 80 benefit
                                              base and the Annual Ratchet to
                                              age 80 benefit base on a pro
                                              rata basis for the first year if
                                              the Guaranteed minimum income
                                              benefit is elected at issue. If
                                              the Guaranteed minimum income
                                              benefit is added after issue,
                                              the applicable period begins as
                                              of the Guaranteed minimum income
                                              benefit effective date.
-------------------------------------------------------------------------------

                                     VI-11

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON                                     Beginning on the first day of
(CONTINUED)                                    the 2nd contract year (or the
                                               first contract year after the
                                               GMIB effective date, if
                                               applicable), withdrawals will
                                               reduce the Guaranteed minimum
                                               income benefit Roll-up to Age 80
                                               benefit base and the Annual
                                               Ratchet to age 80 benefit base,
                                               on a dollar-for- dollar basis,
                                               as long as the sum of
                                               withdrawals in a contract year
                                               is no more than 5% of the 5%
                                               Roll-up to age 80 benefit base.
                                               Once a withdrawal is taken that
                                               causes the sum of withdrawals in
                                               a contract year to exceed 5% of
                                               the 5% Roll-up to age 80 benefit
                                               base on the most recent contract
                                               date anniversary, that entire
                                               withdrawal and any subsequent
                                               withdrawals in that same
                                               contract year will reduce the 5%
                                               Roll-up to age 80 benefit base
                                               and the Annual Ratchet to age 80
                                               benefit base on a pro rata
                                               basis. The Standard death
                                               benefit base will be reduced on
                                               a pro rata basis by any
                                               withdrawals, regardless of
                                               amount.
                                               If you elect the Annual Ratchet
                                               to age 80 enhanced death benefit
                                               without the Guaranteed minimum
                                               income benefit, withdrawals
                                               (including any applicable
                                               withdrawal charges) will reduce
                                               the benefit base on a pro rata
                                               basis.
                                               If the Guaranteed minimum income
                                               benefit converts to the
                                               Guaranteed withdrawal benefit
                                               for life, the Standard death
                                               benefit base or Annual Ratchet
                                               to age 80 benefit base will be
                                               reduced on a pro rata basis by
                                               any subsequent withdrawals.

             See "Guaranteed minimum death     You have a choice of the
             benefit" in "Contract features    standard death benefit or the
             and benefits"                     Annual Ratchet to age 80
                                               enhanced death benefit. The
                                               Standard death benefit and the
                                               Annual Ratchet to age 80
                                               enhanced death benefit may be
                                               combined with the GMIB I --
                                               Asset Allocation or GMIB II --
                                               Custom Selection.

             See "Annual administrative        The second paragraph of this
             charge" in "Charges and expenses" section is replaced with the following:

                                               The annual administrative charge
                                               will be deducted from the value
                                               in the variable investment
                                               options on a pro rata basis. If
                                               those amounts are insufficient,
                                               we will deduct all or a portion
                                               of the charge from the account
                                               for special dollar cost
                                               averaging (for Accumulator(R)
                                               and Accumulator(R) Elite/SM/
                                               contracts) or the account for
                                               special money market dollar cost
                                               averaging (for Accumulator(R)
                                               Plus/SM/ and Accumulator(R)
                                               Select/SM/ contracts). If the
                                               contract is surrendered or
                                               annuitized or a death benefit is
                                               paid on a date other than a
                                               contract date anniversary, we
                                               will deduct a pro rata portion
                                               of that charge for the year.

             See "10% free withdrawal amount"  The 10% free withdrawal amount
             under "Withdrawal charge" in      applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM/ and Accumulator(R)
             Elite/SM/ contracts only)

             See "Withdrawal charge" in        The owner (or older joint owner,
             "Charges and expenses" under      if applicable) has qualified to
             "Disability, terminal illness,    receive Social Security
             or confinement to nursing home"   disability benefits as certified
             (For Accumulator(R),              by the Social Security
             Accumulator(R) Plus/SM/ and       Administration or a statement
             Accumulator(R) Elite/SM/          from an independent U.S.
             contracts only)                   licensed physician stating that
                                               the owner (or older joint owner,
                                               if applicable) meets the
                                               definition of total disability
                                               for at least 6 continuous months
                                               prior to the notice of claim.
                                               Such disability must be
                                               re-certified every 12 months.
--------------------------------------------------------------------------------

                                     VI-12

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix VII: Contract variations

--------------------------------------------------------------------------------

The contracts described in this Prospectus are no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VI earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
June 2009-February 2010   Greater of 5% Roll-up to  The fee for this benefit
                          age 80 or Annual Ratchet  was 0.80% at issue. If
                          to age 80 ("Greater of"   you elect to reset the
                          GMDB I) (ONLY AVAILABLE   Roll-up benefit base, we
                          IF YOU ALSO ELECT         will increase the charge
                          GUARANTEED MINIMUM        up to 0.95%.
                          INCOME BENEFIT I - ASSET
                          ALLOCATION)

                          Greater of 5% Roll-up to The fee for this benefit age 80 or Annual Ratchet was 1.00% at issue. If
                          to age 80 ("Greater of"   you elect to reset the
                          GMDB II) (ONLY AVAILABLE  Roll-up benefit base, we
                          IF YOU ALSO ELECT         will increase the charge
                          GUARANTEED MINIMUM        up to 1.15%.
                          INCOME BENEFIT II -
                          CUSTOM SELECTION)

                          Guaranteed minimum        The fee for this benefit
                          income benefit I - Asset  was 0.80% at issue. If
                          Allocation                you elect to reset the
                                                    Roll-up benefit base, we
                                                    will increase the charge
                                                    up to 1.10%.

                          Guaranteed minimum        The fee for this benefit
                          income benefit II -       was 1.00% at issue. If
                          Custom Selection          you elect to reset the
                                                    Roll-up benefit base, we
                                                    will increase the charge
                                                    up to 1.30%.

                          Guaranteed withdrawal     The fee for this benefit
                          benefit for life charge   was 0.80% at issue. If
                          (CONVERSION FROM          you reset your
                          GUARANTEED MINIMUM        Guaranteed minimum
                          INCOME BENEFIT I - ASSET  income benefit prior to
                          ALLOCATION)               conversion or if your
                                                    GWBL benefit base
                                                    ratchets after
                                                    conversion, we will
                                                    increase the charge up
                                                    to 1.10%.

                          Guaranteed withdrawal     The fee for this benefit
                          benefit for life charge   was 1.00% at issue. If
                          (CONVERSION FROM          you reset your
                          GUARANTEED MINIMUM        Guaranteed minimum
                          INCOME BENEFIT II -       income benefit prior to
                          CUSTOM SELECTION)         conversion or if your
                                                    GWBL benefit base
                                                    ratchets after
                                                    conversion, we will
                                                    increase the charge up
                                                    to 1.30%.
-----------------------------------------------------------------------------

                                     VII-1

                       APPENDIX VII: CONTRACT VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
June 2009-February 2010   How withdrawals affect    If the Guaranteed
(cont.)                   your Guaranteed minimum   minimum income benefit
                          income benefit and        is elected at issue,
                          Guaranteed minimum death  during the first five
                          benefit                   contract years, with
                                                    respect to the GMIB I -
                                                    Asset Allocation, the
                                                    "Greater of" GMDB I
                                                    enhanced death benefit,
                                                    the GMIB II - Custom
                                                    Selection and the
                                                    "Greater of" GMDB II
                                                    enhanced death benefit,
                                                    withdrawals (including
                                                    any applicable
                                                    withdrawal charges) will
                                                    reduce each benefit's 5%
                                                    Roll-up to age 80
                                                    benefit base on a pro
                                                    rata basis. If the
                                                    Guaranteed minimum
                                                    income benefit is added
                                                    after issue, the
                                                    applicable five year
                                                    period begins as of the
                                                    GMIB effective date.
                                                    Beginning on the first
                                                    day of the 6th contract
                                                    year, with respect to
                                                    the GMIB I - Asset
                                                    Allocation, the "Greater
                                                    of" GMDB I enhanced
                                                    death benefit, the GMIB
                                                    II - Custom Selection
                                                    and the "Greater of"
                                                    GMDB II enhanced death
                                                    benefit, withdrawals
                                                    (including any
                                                    applicable withdrawal
                                                    charges) will reduce
                                                    each of the benefits' 5%
                                                    Roll-up to age 80
                                                    benefit base on a
                                                    dollar-for-dollar basis,
                                                    as long as the sum of
                                                    withdrawals in a
                                                    contract year is 5% or
                                                    less of the 5% Roll-up
                                                    benefit base on the
                                                    contract issue date or
                                                    the most recent contract
                                                    date anniversary, if
                                                    later. Once a withdrawal
                                                    is taken that causes the
                                                    sum of withdrawals in a
                                                    contract year to exceed
                                                    5% of the benefit base
                                                    on the most recent
                                                    anniversary, that entire
                                                    withdrawal and any
                                                    subsequent withdrawals
                                                    in that same contract
                                                    year will reduce the
                                                    benefit base on a pro
                                                    rata basis.

                          How withdrawals affect    If you elect both (1)
                          your Guaranteed minimum   the Guaranteed minimum
                          income benefit and        income benefit and (2)
                          Guaranteed minimum death  the Annual Ratchet to
                          benefit (For New York     age 80 enhanced death
                          and Washington only)      benefit, withdrawals
                                                    (including any
                                                    applicable withdrawal
                                                    charges) will reduce
                                                    each of the benefits'
                                                    benefit bases on a pro
                                                    rata basis for the first
                                                    five contract years if
                                                    the Guaranteed minimum
                                                    income benefit is
                                                    elected at issue. If the
                                                    Guaranteed minimum
                                                    income benefit is added
                                                    after issue, the
                                                    applicable five year
                                                    period begins as of the
                                                    Guaranteed minimum
                                                    income benefit effective
                                                    date.

                                                    Beginning on the first
                                                    day of the 6th contract
                                                    year (or 6th contract
                                                    year after the GMIB
                                                    effective date, if
                                                    applicable), withdrawals
                                                    will reduce the
                                                    Guaranteed minimum
                                                    income benefit Roll-up
                                                    and Annual Ratchet
                                                    benefit bases and the
                                                    Annual Ratchet to age 80
                                                    enhanced death benefit
                                                    base, on a
                                                    dollar-for-dollar basis.
-----------------------------------------------------------------------------

                                     VII-2

                       APPENDIX VII: CONTRACT VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
June 2009-February 2010   Certain withdrawals (For  If you elected the
(cont.)                   Accumulator(R),           Guaranteed minimum
                          Accumulator(R) Plus/SM/   income benefit with or
                          and Accumulator(R)        without the Greater of
                          Elite/SM/ contracts only) 5% Roll-up to age 80 or
                                                    the Annual Ratchet to
                                                    age 80 enhanced death
                                                    benefit ("Greater of"
                                                    GMDB I or "Greater of"
                                                    GMDB II), beginning on
                                                    the first day of the 6th
                                                    contract year (after
                                                    GMIB is added) the
                                                    withdrawal charge will
                                                    be waived for any
                                                    withdrawal that,
                                                    together with any prior
                                                    withdrawals made during
                                                    the contract year, does
                                                    not exceed 5% of the
                                                    beginning of contract
                                                    year 5% Roll-up to age
                                                    80 benefit base even if
                                                    such withdrawals exceed
                                                    the free withdrawal
                                                    amount. Also, a
                                                    withdrawal charge does
                                                    not apply to a
                                                    withdrawal that exceeds
                                                    5% of the beginning of
                                                    contract year 5% Roll-up
                                                    to age 80 benefit base
                                                    as long as it does not
                                                    exceed the free
                                                    withdrawal amount. If
                                                    your withdrawals exceed
                                                    the amount described
                                                    above, this waiver is
                                                    not applicable to that
                                                    withdrawal, or to any
                                                    subsequent withdrawals
                                                    for the life of the
                                                    contract.

                          Certain withdrawals (For  If you elect (1) the
                          New York and Washington   Guaranteed minimum
                          only)                     income benefit and (2)
                                                    the Standard death
                                                    benefit, withdrawals
                                                    (including any
                                                    applicable withdrawal
                                                    charges) will reduce the
                                                    5% Roll-up to age 80
                                                    benefit base and the
                                                    Annual Ratchet to age 80
                                                    benefit base on a pro
                                                    rata basis for the first
                                                    five contract years if
                                                    the Guaranteed minimum
                                                    income benefit is
                                                    elected at issue. If the
                                                    Guaranteed minimum
                                                    income benefit is added
                                                    after issue, the
                                                    applicable five year
                                                    period begins as of the
                                                    Guaranteed minimum
                                                    income benefit effective
                                                    date.

                                                    Beginning on the first
                                                    day of the 6th contract
                                                    year (or 6th contract
                                                    year after the GMIB
                                                    effective date, if
                                                    applicable), withdrawals
                                                    will reduce the
                                                    Guaranteed minimum
                                                    income benefit Roll-up
                                                    to Age 80 benefit base
                                                    and the Annual Ratchet
                                                    to age 80 benefit base,
                                                    on a dollar-for-dollar
                                                    basis., as long as the
                                                    sum of withdrawals in a
                                                    contract year is no more
                                                    than 5% of the 5%
                                                    Roll-up to age 80
                                                    benefit base.
-----------------------------------------------------------------------------

                                     VII-3

                       APPENDIX VII: CONTRACT VARIATIONS

Appendix VIII: Rules regarding contributions to your contract

--------------------------------------------------------------------------------

                   THE FOLLOWING TABLES DESCRIBES THE RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITESM & ACCUMULATOR(R) SELECTSM)
                     .   0-70 (ACCUMULATOR(R) PLUSSM)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS        .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 TRADITIONAL IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITESM & ACCUMULATOR(R) SELECT SM)
                     .   20-70 (ACCUMULATOR(R) PLUSSM)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.
                     .   Rollovers from another traditional individual retirement arrangement.
                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                     .   Regular IRA contributions.
                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/   .   Contributions made after age 70 1/2 must be net of required minimum distributions.
                     .   Although we accept regular IRA contributions (limited to $5,500) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

                                    VIII-1

         APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                         ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE & ACCUMULATOR(R) SELECTSM)
                          .   20-70 (ACCUMULATOR(R) PLUSSM)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.
                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct custodian-to-custodian transfers from another Roth IRA.
                          .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE & ACCUMULATOR(R) SELECTSM)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Any additional contributions must be from the same type of IRA of the same deceased owner.
                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                             QP
--------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                 .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R)ELITE/SM/)
                           .   20-70 (ACCUMULATOR(R) PLUSSM)
--------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL         .   $500
CONTRIBUTION AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS    .   Only transfer contributions from other investments within an existing qualified plan trust.
                           .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.
                           .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   A separate QP contract must be established for each plan participant, even defined benefit plan
CONTRIBUTIONS/(1)/             participants.
                           .   We do not accept regular on-going payroll contributions or contributions directly from the employer.
                           .   Only one additional transfer contribution may be made during a contract year.
                           .   No additional transfer contributions after the annuitant's attainment of age 75 or if later, the first contract date anniversary.
                           .   Contributions after age 70 1/2 must be net of any required minimum distributions.
                           .   Maximum aggregate contributions for any contract year is 100% of first-year contributions.
See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

                                    VIII-2

         APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix IX: Guaranteed benefit lump sum payment option hypothetical illustrations

--------------------------------------------------------------------------------

EXAMPLE 1*. GMIB

Assume the contract owner is a 75 year old male who elected the GMIB at contract issue. Further assume the GMIB benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. If the no lapse guarantee remains in effect, the contract owner would receive one the following:

--------------------------------------------------------------------------------------------
 IF THE TYPE OF ANNUITY IS/1/:                     THEN THE ANNUAL PAYMENT AMOUNT WOULD BE:
--------------------------------------------------------------------------------------------
A single life annuity                              $7,764.13
--------------------------------------------------------------------------------------------
A single life annuity with a maximum               $6,406.96
10-year period certain
--------------------------------------------------------------------------------------------
A joint life annuity                               $5,675.19
--------------------------------------------------------------------------------------------
A joint life annuity with a maximum                $5,561.69
10-year period certain
--------------------------------------------------------------------------------------------

1 These are the only annuity payout options available under the GMIB. Not all annuity payout options are available in all contract series.

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

----------------------------------------------------------------------------------------
 IF THE PERCENTAGE OF                              THEN THE GUARANTEED BENEFIT LUMP SUM
 COMPUTED CONTRACT RESERVE IS:                     PAYMENT AMOUNT WOULD BE:
----------------------------------------------------------------------------------------
50%                                                $35,397.46
----------------------------------------------------------------------------------------
60%                                                $42,476.95
----------------------------------------------------------------------------------------
70%                                                $49,556.45
----------------------------------------------------------------------------------------
80%                                                $56,635.94
----------------------------------------------------------------------------------------
90%                                                $63,715.43
----------------------------------------------------------------------------------------

EXAMPLE 2*. GWBL -- WITH NO GUARANTEED MINIMUM OR ENHANCED DEATH BENEFIT

Assume the contract owner is a 75 year old male who elected the GWBL at contract issue. Also assume the contract has no guaranteed minimum or enhanced death benefit. Further assume the GWBL benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. The contract owner would receive one the following:

-------------------------------------------------------------------------------------------------------
                                                   THEN THE GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA)
 IF THE APPLICABLE PERCENTAGE IS:                  WOULD BE:
-------------------------------------------------------------------------------------------------------
4.0%                                               $4,000.00
-------------------------------------------------------------------------------------------------------
5.0%                                               $5,000.00
-------------------------------------------------------------------------------------------------------
6.0%                                               $6,000.00
-------------------------------------------------------------------------------------------------------

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

--------------------------------------------------------------------------------------------------------
                       AND THE GAWA IS $4,000:     AND THE GAWA IS $5,000:     AND THE GAWA IS $6,000:
IF THE PERCENTAGE OF THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT
 COMPUTED CONTRACT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT
    RESERVE IS:               WOULD BE:                   WOULD BE:                   WOULD BE:
--------------------------------------------------------------------------------------------------------
        50%                  $19,025.75                  $23,782.19                  $28,538.63
--------------------------------------------------------------------------------------------------------
        60%                  $22,830.90                  $28,538.63                  $34,246.36
--------------------------------------------------------------------------------------------------------
        70%                  $26,636.05                  $33,295.07                  $39,954.08
--------------------------------------------------------------------------------------------------------
        80%                  $30,441.20                  $38,051.51                  $45,661.81
--------------------------------------------------------------------------------------------------------
        90%                  $34,246.36                  $42,807.94                  $51,369.53
--------------------------------------------------------------------------------------------------------

                                     IX-1

     APPENDIX IX: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATIONS

EXAMPLE 3*. GWBL -- WITH A GUARANTEED MINIMUM OR ENHANCED DEATH BENEFIT

Assume the same facts in Example 2 above; except that the contract includes a $100,000 guaranteed minimum or enhanced death benefit at the time the account value fell to zero.

--------------------------------------------------------------------------------------------------------
                                                   THEN THE GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA)
 IF THE APPLICABLE PERCENTAGE IS:                  WOULD BE:
--------------------------------------------------------------------------------------------------------
4.0%                                               $4,000.00
--------------------------------------------------------------------------------------------------------
5.0%                                               $5,000.00
--------------------------------------------------------------------------------------------------------
6.0%                                               $6,000.00
--------------------------------------------------------------------------------------------------------

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

--------------------------------------------------------------------------------------------------------
                       AND THE GAWA IS $4,000:     AND THE GAWA IS $5,000:     AND THE GAWA IS $6,000:
IF THE PERCENTAGE OF THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT
 COMPUTED CONTRACT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT
    RESERVE IS:               WOULD BE:                   WOULD BE:                   WOULD BE:
--------------------------------------------------------------------------------------------------------
        50%                  $31,602.39                  $35,561.38                  $39,341.92
--------------------------------------------------------------------------------------------------------
        60%                  $37,922.87                  $42,673.65                  $47,210.30
--------------------------------------------------------------------------------------------------------
        70%                  $44,243.34                  $49,785.93                  $55,078.69
--------------------------------------------------------------------------------------------------------
        80%                  $50,563.82                  $56,898.20                  $62,947.07
--------------------------------------------------------------------------------------------------------
        90%                  $56,884.30                  $64,010.48                  $70,815.46
--------------------------------------------------------------------------------------------------------

* These examples are hypothetical and are the result of a significant number of actuarial calculations using multiple market scenarios and many years of future projections. Examples 2 and 3 do not reflect GAWA payments made on a joint life basis. GAWA Payments made on a joint life basis would be lower. In addition, Examples 2 and 3 do not reflect reductions for any annual payments under a Customized payment plan or Maximum payment plan made since the account value fell to zero. The results are for illustrative purposes and are not intended to represent your particular situation. Your guaranteed annual payments or Guaranteed Benefit Lump Sum Payment amount may be higher or lower than the amounts shown.

                                     IX-2

     APPENDIX IX: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATIONS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                   PAGE

Who is AXA Equitable?                                               2

Unit Values                                                         2

Custodian and Independent Registered Public Accounting Firm         2

Distribution of the Contracts                                       2

Financial Statements                                                2

Condensed Financial Information                              Appendix I

HOW TO OBTAIN AN ACCUMULATOR(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2018.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



        #478713/Accumulator '02/'04, '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2018


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY . The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options":
(i) variable investment options, (ii) the guaranteed interest option, or
(iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging./()/

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS EXCEPT TSA CONTRACTS, ISSUED IN THE STATES OF FLORIDA AND TEXAS. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.

The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

.. AXA Aggressive Allocation/(*)(1)/
.. AXA Conservative Allocation/(*)(1)/
.. AXA Conservative-Plus Allocation/(*)(1)/
.. AXA Moderate Allocation/(*)(1)/
.. AXA Moderate-Plus Allocation/(*)(1)/

.. 1290 VT GAMCO Mergers & Acquisitions
.. 1290 VT GAMCO Small Company Value

.. AXA 400 Managed Volatility/(1)/
.. AXA 2000 Managed Volatility/(1)/
.. AXA/AB Short Duration Government Bond/(1)/
.. AXA/AB Small Cap Growth
.. AXA/Franklin Balanced Managed Volatility
.. AXA/Franklin Small Cap Value Managed Volatility/(1)/
.. AXA/Franklin Templeton Allocation Managed Volatility
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility/(1)/
-------------
(+)The account for special dollar cost averaging is only available with
   Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
.. AXA International Value Managed Volatility
.. AXA/Janus Enterprise
.. AXA Large Cap Core Managed Volatility/(1)/
.. AXA Large Cap Growth Managed Volatility/(1)/
.. AXA Large Cap Value Managed Volatility/(1)/
.. AXA Mid Cap Value Managed Volatility/(1)/
.. AXA/Mutual Large Cap Equity Managed Volatility
.. AXA/Templeton Global Equity Managed Volatility
.. EQ/Common Stock Index/(1)/
.. EQ/Core Bond Index/(1)/
.. EQ/Equity 500 Index/(1)/
.. EQ/Intermediate Government Bond/(1)/
.. EQ/International Equity Index
.. EQ/Large Cap Growth Index/(1)/
.. EQ/Large Cap Value Index/(1)/
.. EQ/ Mid Cap Index/(1)/
.. EQ/Money Market/(1)/
.. EQ/Quality Bond Plus/(1)/
.. EQ/Small Company Index/(1)/
.. Multimanager Technology
--------------------------------------------------------------------------------
*  The "AXA Allocation" Portfolios.
(1)Not all variable investment options are available under all contracts. If you purchased your contract after approximately February 17, 2009, only these variable investment options are available under your contract. The other variable investment options listed on the front cover of this Prospectus are only available to contract owners who purchased their contracts before that date.



You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), which are discussed later in this Prospectus. If you elect a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio and, under certain contracts, the AXA Franklin Templeton Allocation Managed Volatility Portfolio. If you elect the Guaranteed minimum income benefit and it later converts to the Guaranteed withdrawal benefit for life, your variable investment options will be limited to the AXA Allocation Portfolios, the AXA/AB

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                          #502792.0/8.2/8.3 All

Short Duration Government Bond Portfolio, the EQ/Equity 500 Index Portfolio and, under certain contracts, the AXA Franklin Templeton Allocation Managed Volatility Portfolio.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP").

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required). (Please note that Rollover TSA contracts were discontinued on June 8, 2009, and we no longer accept contributions to TSA contracts.)

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2018 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


THE CONTRACT IS NO LONGER AVAILABLE FOR NEW PURCHASERS. These versions of the Accumulator(R) Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

--------------------------------------------------------------------------------




       Index of key words and phrases                                 5
       Who is AXA Equitable?                                          7
       How to reach us                                                8
       The Accumulator(R) Series at a glance -- key features         10

       -----------------------------------------------------------------
       FEE TABLE                                                     13
       -----------------------------------------------------------------

       Examples                                                      15
       Condensed financial information                               16

       -----------------------------------------------------------------
       1. CONTRACT FEATURES AND BENEFITS                             17
       -----------------------------------------------------------------
       How you can contribute to your contract                       17
       Owner and annuitant requirements                              17
       How you can make your contributions                           18
       What are your investment options under the contract?          19
       Portfolios of the Trusts                                      20
       Allocating your contributions                                 25
       Credits (FOR ACCUMULATOR(R) PLUS/SM /CONTRACTS ONLY)          28
       Guaranteed minimum death benefit and Guaranteed
         minimum income benefit base                                 29
       Annuity purchase factors                                      31
       Guaranteed minimum income benefit                             31
       Adding the Guaranteed minimum income benefit after issue      34
       Dropping the Guaranteed minimum income benefit after
         issue                                                       35
       Guaranteed minimum death benefit                              35
       Guaranteed withdrawal benefit for life ("GWBL")               37
       Dropping the Guaranteed withdrawal benefit for life after
         conversion                                                  43
       Principal guarantee benefits                                  43
       Guaranteed benefit offers                                     44
       Guaranteed benefit lump sum payment option                    44
       Inherited IRA beneficiary continuation contract               46
       Your right to cancel within a certain number of days          47

       -----------------------------------------------------------------
       2.DETERMINING YOUR CONTRACT'S VALUE                           48
       -----------------------------------------------------------------
       Your account value and cash value                             48
       Your contract's value in the variable investment options      48
       Your contract's value in the guaranteed interest option       48
       Your contract's value in the account for special dollar cost
         averaging                                                   48
       Effect of your account value falling to zero                  48
       Termination of your contract                                  49


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          50
             ------------------------------------------------------
             Transferring your account value                    50
             Our administrative procedures for calculating
               your Roll-Up benefit base following a transfer   50
             Disruptive transfer activity                       51
             Rebalancing your account value                     52

             ------------------------------------------------------
             4. ACCESSING YOUR MONEY                            53
             ------------------------------------------------------
             Withdrawing your account value                     53
             How withdrawals are taken from your account value 57 How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death
               benefit and Principal guarantee benefits         57
             How withdrawals affect your GWBL                   58
             Withdrawals treated as surrenders                  58
             Loans under Rollover TSA contracts                 58
             Surrendering your contract to receive its cash
               value                                            59
             When to expect payments                            59
             Signature Guarantee                                60
             Your annuity payout options                        60

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            63
             ------------------------------------------------------
             Charges that AXA Equitable deducts                 63
             Charges that the Trusts deduct                     67
             Group or sponsored arrangements                    67
             Other distribution arrangements                    68

             ------------------------------------------------------
             6. PAYMENT OF DEATH BENEFIT                        69
             ------------------------------------------------------
             Your beneficiary and payment of benefit            69
             Beneficiary continuation option                    72

             ------------------------------------------------------
             7. TAX INFORMATION                                 74
             ------------------------------------------------------
             Overview                                           74
             Contracts that fund a retirement arrangement       74
             Transfers among investment options                 74
             Taxation of nonqualified annuities                 74
             Individual retirement arrangements (IRAs)          77
             Traditional individual retirement annuities
               (traditional IRAs)                               77
             Roth individual retirement annuities (Roth IRAs)   82
             Tax withholding and information reporting          85
             Special rules for contracts funding qualified
               plans                                            86
             Impact of taxes to AXA Equitable                   86

             ------------------------------------------------------
             8. MORE INFORMATION                                87
             ------------------------------------------------------
             About Separate Account No. 49                      87
             About the Trusts                                   87
             About the general account                          87
             About other methods of payment                     88
             Dates and prices at which contract events occur    88
             About your voting rights                           89
             Cybersecurity                                      90


Statutory compliance                                      90
About legal proceedings                                   90
Financial statements                                      90
Transfers of ownership, collateral assignments, loans and
  borrowing                                               90
About Custodial IRAs                                      91
How divorce may affect your guaranteed benefits           91
How divorce may affect your Joint Life GWBL               91
Distribution of the contracts                             91


          ---------------------------------------------------------------
          APPENDICES
          ---------------------------------------------------------------
             I   --   Condensed financial information                I-1
            II   --   Purchase considerations for QP contracts      II-1
           III   --   Enhanced death benefit example               III-1
            IV   --   Hypothetical illustrations                    IV-1
             V   --   Earnings enhancement benefit example           V-1
            VI   --   State contract availability and/or
                        variations of certain features and
                        benefits                                    VI-1
           VII   --   Contract variations                          VII-1
          VIII   --   Tax-sheltered annuity contracts (TSAs)      VIII-1
            IX   --   Rules regarding contributions to your
                        contract                                    IX-1
             X   --   Guaranteed benefit lump sum payout option
                        hypothetical illustrations                   X-1

          ---------------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION
            Table of contents
          ---------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.

                                                                   PAGE

      4% Roll-Up to age 85                                            29
      account for special dollar cost averaging                       25
      account for special money market dollar cost averaging          26
      account value                                                   48
      administrative charge                                           62
      annual administrative charge                                    63
      Annual Ratchet                                                  41
      Annual Ratchet to age 85 enhanced death benefit                 30
      annuitant                                                       17
      annuitization                                                   60
      annuity maturity date                                           61
      annuity payout options                                          60
      annuity purchase factors                                        31
      automatic annual reset program                                  30
      automatic customized reset program                              30
      automatic investment program                                    87
      AXA Allocation portfolios                                        1
      beneficiary                                                     68
      Beneficiary continuation option ("BCO")                         68
      business day                                                    87
      cash value                                                      48
      charges for state premium and other applicable taxes            66
      contract date                                                   18
      contract date anniversary                                       18
      contract year                                                   18
      contributions to Roth IRAs                                      81
         regular contributions                                     77,81
         rollovers and direct transfers                               82
         conversion contributions                                     82
      contributions to traditional IRAs                               76
         regular contributions                                     77,81
         rollovers and direct transfers                               77
      Conversion effective date                                       37
      Conversion transaction date                                     37
      credit                                                          28
      disability, terminal illness or confinement to nursing home     64
      disruptive transfer activity                                    51
      Distribution Charge                                             62
      Earnings enhancement benefit                                    36
      Earnings enhancement benefit charge                             66
      ERISA                                                           67
      Excess withdrawal                                               40
      fixed-dollar option                                             27
      Flexible Premium IRA                                             2
      Flexible Premium Roth IRA                                        2
      free look                                                       47
      free withdrawal amount                                          64
      general account                                                 86
      general dollar cost averaging                                   27
      GMIB addition date                                              34
      GMIB effective date                                             34
      GMIB effective date anniversary                                 33
      guaranteed interest option                                      25

                                                                 PAGE

          Guaranteed minimum death benefit                         35
          Guaranteed minimum death benefit and
            Guaranteed minimum income benefit base                 29
          Guaranteed minimum income benefit                        31
          Guaranteed minimum income benefit charge                 65
          Guaranteed minimum income benefit "no lapse
            guarantee"                                             32
          Guaranteed withdrawal benefit for life ("GWBL")          37
          Guaranteed withdrawal benefit for life benefit charge    66
          GWBL benefit base                                        38
          Inherited IRA                                             2
          investment options                                        1
          Investment simplifier                                    27
          IRA                                                       2
          IRS                                                      73
          lifetime required minimum distribution withdrawals       56
          loan reserve account                                     59
          loans under Rollover TSA                                 58
          market timing                                            51
          Maturity date annuity payments                           61
          Mortality and expense risks charge                       62
          NQ                                                        2
          one-time reset option                                    30
          Online Account Access                                     8
          partial withdrawals                                      54
          participant                                              18
          Portfolio                                                 1
          Principal guarantee benefits                             43
          processing office                                       2,8
          QP                                                        2
          rebalancing                                              52
          Rollover IRA                                              2
          Rollover TSA                                              2
          Roll-Up benefit base reset option                         8
          Roth Conversion IRA                                       2
          Roth IRA                                                 81
          SAI                                                       2
          SEC                                                       2
          self-directed allocation                                 25
          Separate Account No. 49                                  86
          Special dollar cost averaging                            25
          Special money market dollar cost averaging               26
          standard death benefit                                   29
          substantially equal withdrawals                          55
          Spousal continuation                                     69
          systematic withdrawals                                   54
          TSA                                                       2
          traditional IRA                                          76
          Trusts                                                 1,86
          unit                                                     48
          variable investment options                            1,19
          wire transmittals and electronic applications            87
          withdrawal charge                                        63

                        INDEX OF KEY WORDS AND PHRASES

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
variable investment options            Investment Funds

account value                          Annuity Account Value

unit                                   Accumulation Unit

Guaranteed minimum income benefit      Excess Withdrawal
excess withdrawal

guaranteed interest option             Guaranteed Interest Account
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely re-sponsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $669.9 billion in assets as of December 31, 2017. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

..   statement of your account value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your account value as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85.

 ONLINE ACCOUNT ACCESS SYSTEM:

Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options.

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program;

..   change your address;

..   change your password; and

..   access Frequently Asked Questions and Service Forms.

Online Account Access is normally available seven days a week, 24 hours a day. You may access Online Account Access by visiting our website at www.axa.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             WHO IS AXA EQUITABLE?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the GWBL benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(18)purchase by, or change of ownership to, a non-natural owner;

(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20)requests to collaterally assign your NQ contract;

(21)requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(22)election to convert the Guaranteed minimum income benefit to the GWBL at age 85;

(23)requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 85;

(24)transfers into and among the investment options; and

(25)requests for withdrawals.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and

(6)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(5)substantially equal withdrawals;

(6)systematic withdrawals; and

(7)the date annuity payments are to begin.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/, and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "How you can contribute to your contract" in "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix
                      IX" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                                ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
-------------------------------------------------------------------------------
Special dollar       Yes             No              Yes             No
cost averaging
-------------------------------------------------------------------------------
Special money        No              Yes             No              Yes
market dollar
cost averaging
-------------------------------------------------------------------------------
Credits              No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional
                            to decide which series of the contract may be
                            appropriate for you based on a thorough analysis
                            of your particular insurance needs, financial
                            objectives, investment goals, time horizons and
                            risk tolerance.
-------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment
MANAGEMENT                  options invest in different Portfolios managed by
                            professional investment advisers.
-------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
-------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until
                                you make withdrawals from your contract or
                                receive annuity payments.
                            ---------------------------------------------------
                            .   No tax on transfers among investment options
                                inside the contract.
                            ---------------------------------------------------
                            If you are purchasing or contributing to an
                            annuity contract, which is an Individual
                            Retirement Annuity (IRA) or Tax Sheltered Annuity
                            (TSA), or to fund an employer retirement plan (QP
                            or Qualified Plan), you should be aware that such
                            annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal
                            Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its
                            features and benefits beyond tax deferral meet
                            your needs and goals. You may also want to
                            consider the relative features, benefits and costs
                            of these annuities compared with any other
                            investment that you may use in connection with
                            your retirement plan or arrangement. Depending on
                            your personal situation, the contract's guaranteed
                            benefits may have limited usefulness because of
                            required minimum distributions ("RMDs").
-------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides
INCOME BENEFIT              income protection for you during your life once
                            you elect to annuitize the contract by exercising
                            the benefit. If you do not elect to exercise the
                            Guaranteed minimum income benefit, this benefit
                            will automatically convert to a Guaranteed
                            withdrawal benefit for life as of the contract
                            date anniversary following age 85, unless you
                            terminate the benefit.
                            The Guaranteed withdrawal benefit for life
                            guarantees that you can take withdrawals up to a
                            maximum amount each contract year. The Guaranteed
                            withdrawal benefit for life is only available upon
                            conversion of the Guaranteed minimum income
                            benefit at age 85; you cannot elect it at issue.
-------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS  Currently, with limited exceptions, we are not accepting additional contributions to Accumulator(R) series
                      contracts. We currently continue to accept contributions
                      to: (i) QP contracts; and (ii) all contracts, except
                      TSA, issued in the states of Florida and Texas.
                      Information regarding contributions in this section is
                      for the benefit of contract owners currently eligible to
                      continue making contributions to the contracts.

                      The chart below shows the minimum initial and additional contribution amounts under the contracts. Initial contribution amounts are provided for informational purposes only. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.

                                              ACCUMULATOR(R)      ACCUMULATOR(R)      ACCUMULATOR(R)
                           ACCUMULATOR(R)     PLUS/SM/            ELITE/SM/           SELECT/SM/
---------------------------------------------------------------------------------------------------------
NQ                         $5,000($500)/(1)/  $10,000($500)/(1)/  $10,000($500)/(1)/  $25,000($500)/(1)/
---------------------------------------------------------------------------------------------------------
Rollover IRA               $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
---------------------------------------------------------------------------------------------------------
Flexible Premium IRA       $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Roth Conversion IRA        $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
---------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA  $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary  $5,000($1,000)     n/a                 $10,000($1,000)     $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) ("Inherited IRA")
---------------------------------------------------------------------------------------------------------
QP                         $5,000($500)       $10,000($500)       $10,000($500)       n/a
---------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/          $5,000($500)       $10,000($500)       $10,000($500)       $25,000($500)
---------------------------------------------------------------------------------------------------------
/(1)/$100 monthly and $300 quarterly under our automatic investment program.
/(2)/$50 monthly or quarterly under our automatic investment program.
/(3)/Please note that Rollover TSA contracts were discontinued on June 8, 2009.

                          .   Maximum contribution limitations apply to all
                              contracts. For more information, please see "How
                              you can contribute to your contract" in
                              "Contract features and benefits" later in this
                              Prospectus.
                          -----------------------------------------------------
                          In general, contributions are limited to $1.5
                          million ($500,000 maximum for owners or annuitants
                          who are age 81 and older at contract issue) under
                          all Accumulator(R) Series contracts with the same
                          owner or annuitant. We generally limit aggregate
                          contributions made after the first contract year to
                          150% of first-year contributions. Upon advance
                          notice to you, we may exercise certain rights we
                          have under the contract regarding contributions,
                          including our rights to (i) change minimum and
                          maximum contribution requirements and limitations,
                          and (ii) discontinue acceptance of contributions.
                          Further, we may at any time exercise our rights to
                          limit your transfers to any of the variable
                          investment options and to limit the number of
                          variable investment options which you may elect. For
                          more information, please see "How you can contribute
                          to your contract" in "Contract features and
                          benefits" later in this Prospectus.
-------------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your account
(ACCUMULATOR(R) PLUS/SM/  value. We allocate a credit to your account value at
CONTRACTS ONLY)           the same time that we allocate your contributions.
                          The credit will apply to additional contribution
                          amounts only to the extent that those amounts exceed
                          total withdrawals from the contract. The amount of
                          credit may be up to 5% of each contribution,
                          depending on certain factors. The credit is subject
                          to recovery by us in certain limited circumstances.
-------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic basis
                          .   Loans under Rollover TSA contracts (employer or
                              plan approval required)
                          .   Contract surrender
                          .   Maximum payment plan (only under contracts with
                              GWBL)
                          .   Customized payment plan (only under contracts
                              with GWBL)
                          You may incur a withdrawal charge (not applicable to
                          Accumulator(R) Select/SM /contracts) for certain
                          withdrawals or if you surrender your contract. You
                          may also incur income tax and a tax penalty. Certain
                          withdrawals will diminish the value of optional
                          benefits.
-------------------------------------------------------------------------------
PAYOUT OPTIONS            .   Fixed annuity payout options
-------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly,
                               semiannually, and annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain
                               withdrawals, disability, terminal illness, or
                               confinement to a nursing home (not applicable
                               to Accumulator(R) Select/SM /contracts)
                           .   Earnings enhancement benefit, an optional death
                               benefit available under certain contracts
                           .   Option to add or drop the Guaranteed minimum
                               income benefit after issue
                           .   Option to drop the Guaranteed withdrawal
                               benefit for life after conversion
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Roll-Up benefit base reset
-------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for
                           complete details.
-------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your
AGES                       contract" in "Appendix IX" for owner and annuitant
                           issue ages applicable to your contract.
-------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or
                           modifying certain guaranteed benefits. See
                           "Guaranteed benefit offers" in "Contract features
                           and benefits" for more information.
-------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VI LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's features, benefits, rights and obligations. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

EXCHANGE PROGRAMS

From time to time we may offer programs under which certain Accumulator(R) Elite/SM/ contracts previously issued by us (the "old contract") may be exchanged for the Accumulator(R) Elite/SM/ contract offered by this Prospectus (the "new contract"). Under any such program, the old contract may only be surrendered if the entire account value is free of surrender charges. The account value attributable to the old contract would not be subject to any withdrawal charge under the new contract, but would be subject to all other charges and fees under the new contract. Any additional contributions to the new contract would be subject to all fees and charges, including the withdrawal charge described in this Prospectus. If you are the owner of an old contract, you should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by your old contract to the benefits and guarantees that would be provided by the new contract offered by this Prospectus. You should also compare the fees and charges of your old contract to the fees and charges of the new contract described in this Prospectus, which may be higher than your old contract. Any such program will be made available on terms and conditions determined by us and will comply with applicable law. As of the date of this Prospectus, we do not currently have a program in connection with an exchange of an old contract to a new contract.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

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The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VII later in this Prospectus for more information.

The first table describes fees and expenses that you will pay at the time you surrender the contract, request special services or if you make certain withdrawals or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

---------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions with drawn/(1) /(deducted if you
surrender your contract or make certain            ACCUMULATOR(R)              ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
withdrawals or apply your cash value to certain                                PLUS/SM/       ELITE/SM/      SELECT/SM/
payout options).                                   7.00%                       8.00%          8.00%          N/A

SPECIAL SERVICES CHARGES

..   Wire transfer charge                           Current and Maximum Charge: $90

..   Express mail charge                            Current and Maximum Charge: $35

..   Duplicate contract charge                      Current and Maximum Charge: $35/(2)/
---------------------------------------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

--------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT
 DATE ANNIVERSARY
--------------------------------------------------------------
Maximum annual administrative charge/(3)/
   If your account value on a contract date
   anniversary is less than $50,000/(4)/             $30

   If your account value on a contract date          $0
   anniversary is $50,000 or more

--------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
 ASSETS/(5)/
--------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                 ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
                                                   ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
Mortality and expense risks/(6)/                   0.80%          0.95%          1.10%          1.10%
Administrative                                     0.30%          0.35%          0.30%          0.25%
Distribution                                       0.20%          0.25%          0.25%          0.35%
                                                   -----          -----          -----          -----
Total Separate account annual expenses             1.30%          1.55%          1.65%          1.70%

                                   FEE TABLE

------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU
 ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS/(7)/
------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE
(Calculated as a percentage of the applicable
benefit base./(9) /Deducted annually on each
contract date anniversary for which the benefit
is in effect.)

   Standard death benefit                            No
                                                     Charge

   Annual Ratchet to age 85                          0.25%

   Annual Ratchet to age 85 (New York only)          0.30%

   Greater of 4% Roll-Up to age 85 or Annual         1.00%/(9)/
   Ratchet to age 85

   (ONLY AVAILABLE IF YOU ALSO ELECT THE
   GUARANTEED MINIMUM INCOME BENEFIT)

   If you elect to reset this benefit base, we
   will increase your charge to:                     1.15%
------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(8)
/(Calculated as a percentage of the applicable
benefit base./(9) /Deducted annually on each
contract date anniversary for which the benefit
is in effect.)                                       1.00%/(10)/

   If you elect to reset the Roll-Up benefit
   base, we will increase your charge to:            1.30%
------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(8)
/(Calculated as a percent age of the account
value. Deducted annually on each contract date
anniversary for which the benefit is in effect.)     0.35%
------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE (Available only upon conversion of the
Guaranteed minimum income benefit and calculated
as a percentage of the GWBL benefit base./(7)/
Deducted annually on each contract date
anniversary for which the benefit is in effect.)     1.00%/(11)/

If your GWBL benefit base ratchets, we will
  increase your charge to:                           1.30%
Please see "Guaranteed withdrawal benefit for
life ("GWBL")" in "Contract features and
benefits" for more information about this
feature, including its benefit base and the
Annual Ratchet provision, and "Guaranteed
withdrawal benefit for life benefit charge" in
"Charges and expenses," both later in this
Prospectus.
------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE/(8)/
(Calculated as a percentage of the account value.
Deducted annually on each contract date
anniversary for which the benefit is in effect.)

   100% Principal guarantee benefit                  0.50%

   125% Principal guarantee benefit                  0.75%
------------------------------------------------------------------

NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS
ONLY (Calculated and deducted daily as a
percentage of the outstanding loan amount.)          2.00%/(12)/
------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


--------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
 ASSETS/(4)/
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are
deducted from Portfolio assets including management fees, 12b-1   Lowest Highest
fees, service fees, and/or other expenses)/(13)/                  0.59%  1.41%
--------------------------------------------------------------------------------

                                   FEE TABLE

Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

(2)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
    1.........     7.00%          8.00%          8.00%
    2.........     7.00%          8.00%          7.00%
    3.........     6.00%          7.00%          6.00%
    4.........     6.00%          7.00%          5.00%
    5.........     5.00%          6.00%          0.00%
    6.........     3.00%          5.00%          0.00%
    7.........     1.00%          4.00%          0.00%
    8.........     0.00%          3.00%          0.00%
    9.........     0.00%          2.00%          0.00%
    10+.......     0.00%          0.00%          0.00%

(3)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(4)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(5)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(6)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

(7)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(8)You may not elect both the Guaranteed minimum income benefit and one of our Principal guarantee benefits. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(9)The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator(R) Plus/SM/ contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(10)We will increase this charge to 1.30% if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Any reset prior to April 1, 2013 did not result in an increased charge. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

(11)This assumes that the Guaranteed minimum income benefit charge does not increase before the Conversion effective date at age 85. If it did, the charge would equal the Guaranteed minimum income benefit charge percentage at the time of conversion, which could be as high as 1.30%. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

(12)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(13)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year which results in an estimated administrative charge calculated as a percentage of contract value, as follows:
Accumulator(R) 0.008%; Accumulator(R) Plus/SM/ 0.011%; Accumulator(R) Elite/SM/ 0.013%; and Accumulator(R) Select/SM/ 0.004%.


The guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract) and the charge for any optional benefits do apply to the guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract).

                                   FEE TABLE

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                            ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,230   $2,310    $3,421    $6,088    $530    $1,710    $2,921    $6,088
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,144   $2,059    $3,018    $5,362    $444    $1,459    $2,518    $5,362
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,367   $2,417    $3,092    $6,382    $567    $1,817    $3,092    $6,382
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,281   $2,168    $2,694    $5,684    $481    $1,568    $2,694    $5,684
---------------------------------------------------------------------------------------------------------------


                                        ACCUMULATOR(R) PLUS/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,374   $2,532    $3,718    $6,450    $574    $1,832    $3,118    $6,450
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,286   $2,274    $3,303    $5,713    $486    $1,574    $2,703    $5,713
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) SELECT/SM/
------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $2,180  $3,461   $6,766   $572    $1,830    $3,111    $6,416
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $1,931  $3,065   $6,070   $486    $1,581    $2,715    $5,720
------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2017.

                                   FEE TABLE

1. Contract features and benefits

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HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the states of Florida and Texas. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The table in Appendix IX summarizes our current rules regarding contributions to your contract, which rules are subject to change. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit your transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE HAVE EXERCISED OUR RIGHT TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS AS DESCRIBED ABOVE.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year's contributions provided that contributions have been made to the contract in each and every preceding year. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

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THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under
Section 1035 of the Internal Revenue Code, we permit joint annuitants. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

                        CONTRACT FEATURES AND BENEFITS

Under QP contracts, the owner must be the qualified plan trust, and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. You may be permitted under the terms of your NQ contract to transfer ownership to a family member. In the event that ownership is changed to a family member, the original owner of the contract will remain the measuring life for determining contract benefits. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the Guaranteed withdrawal benefit for life is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age
85. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL") at age 85, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority, Inc. ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

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THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
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If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

                        CONTRACT FEATURES AND BENEFITS

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OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
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WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, your investment options will be limited to the guaranteed interest option and the following variable investment options: the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.)

If you elect the 100% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the following variable investment options: the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.)

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), the AXA Moderate Allocation Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable and/or its affiliates may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark) " under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). THIS MAY EFFECTIVELY SUPPRESS THE VALUE OF GUARANTEED BENEFIT(S) THAT ARE ELIGIBLE FOR PERIODIC BENEFIT BASE RESETS BECAUSE YOUR BENEFIT BASE IS AVAILABLE FOR RESETS ONLY WHEN YOUR ACCOUNT VALUE IS HIGHER. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.


Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


ASSET TRANSFER PROGRAM. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option

                        CONTRACT FEATURES AND BENEFITS
utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Certain Portfolios may not be available under your contract. Please see the front cover of this Prospectus for more information.


-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST --                                                                    INVESTMENT ADVISER (OR
 CLASS B SHARES                                                              SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                               AS APPLICABLE)                 MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.        .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                                     Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.        .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                                     Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of capital,  .   AXA Equitable Funds        (check mark)
  CONSERVATIVE-PLUS  with a greater emphasis on current income.                  Management Group, LLC
  ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds        (check mark)
  ALLOCATION         current income.                                             Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds        (check mark)
  ALLOCATION         current income, with a greater emphasis on capital          Management Group, LLC
                     appreciation.
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                              INVESTMENT ADVISER
 CLASS IB SHARES                                                                (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                  AS APPLICABLE)                 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO        Seeks to achieve capital appreciation.                     .   GAMCO Asset Management,
  MERGERS &                                                                         Inc.
  ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL  Seeks to maximize capital appreciation.                    .   GAMCO Asset Management,
  COMPANY VALUE                                                                     Inc.
----------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED      Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT         Seeks to achieve a balance of current income and capital   .   AllianceBernstein L.P.
  DURATION           appreciation, consistent with a prudent level of risk.
  GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP     Seeks to achieve long-term growth of capital.              .   AllianceBernstein L.P.
  GROWTH                                                                        .   AXA Equitable Funds
                                                                                    Management Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN         Seeks to maximize income while maintaining prospects for   .   AXA Equitable Funds        (check mark)
  BALANCED MANAGED   capital appreciation with an emphasis on risk-adjusted         Management Group, LLC
  VOLATILITY         returns and managing volatility in the Portfolio.          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                               INVESTMENT ADVISER
 CLASS IB SHARES                                                                 (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL   Seeks to achieve long-term total return with an emphasis    .   AXA Equitable Funds        (check mark)
  CAP VALUE MANAGED  on risk-adjusted returns and managing volatility in the         Management Group, LLC
  VOLATILITY         Portfolio.                                                  .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisory
                                                                                     Services, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN         Primarily seeks capital appreciation and secondarily seeks  .   AXA Equitable Funds        (check mark)
  TEMPLETON          income.                                                         Management Group, LLC
  ALLOCATION
  MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Morgan Stanley Investment
                                                                                     Management Inc.
                                                                                 .   OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds        (check mark)
  CORE MANAGED       emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
  VOLATILITY         in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   EARNEST Partners, LLC
                                                                                 .   Federated Global
                                                                                     Investment Management
                                                                                     Corp.
                                                                                 .   Massachusetts Financial
                                                                                     Services Company d/b/a
                                                                                     MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to provide current income and long-term growth of     .   AXA Equitable Funds        (check mark)
  VALUE MANAGED      income, accompanied by growth of capital with an                Management Group, LLC
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility   .   BlackRock Investment
                     in the Portfolio.                                               Management, LLC
                                                                                 .   Northern Cross, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE Seeks to achieve capital growth.                            .   Janus Capital Management
                                                                                     LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE   Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Capital Guardian Trust
                                                                                     Company
                                                                                 .   Thornburg Investment
                                                                                     Management, Inc.
                                                                                 .   Vaughan Nelson Investment
                                                                                     Management
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP        Seeks to provide long-term capital growth with an           .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED     emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
  VOLATILITY         in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   HS Management Partners,
                                                                                     LLC
                                                                                 .   Loomis, Sayles & Company,
                                                                                     L.P.
                                                                                 .   Polen Capital Management,
                                                                                     LLC
                                                                                 .   T. Rowe Price Associates,
                                                                                     Inc.
-----------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------

 EQ ADVISORS
 TRUST
 CLASS IB
 SHARES
                                                                                 INVESTMENT ADVISER
 PORTFOLIO                                                                       (OR SUB-ADVISER(S),   VOLATILITY
 NAME             OBJECTIVE                                                      AS APPLICABLE)        MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
AXA LARGE         Seeks to achieve long-term growth of capital with an           .                     (check mark)
  CAP             emphasis on risk-adjusted returns and managing volatility          AllianceBernstein
  VALUE           in the Portfolio.                                                  L.P.
  MANAGED                                                                        .   AXA
  VOLATILITY                                                                         Equitable
                                                                                     Funds
                                                                                     Management
                                                                                     Group,
                                                                                     LLC
                                                                                 .
                                                                                     BlackRock
                                                                                     Investment
                                                                                     Management,
                                                                                     LLC
                                                                                 .
                                                                                     Massachusetts
                                                                                     Financial
                                                                                     Services
                                                                                     Company
                                                                                     d/b/a
                                                                                     MFS
                                                                                     Investment
                                                                                     Management
--------------------------------------------------------------------------------------------------------------------
AXA MID           Seeks to achieve long-term capital appreciation with an        .   AXA               (check mark)
  CAP             emphasis on risk adjusted returns and managing volatility          Equitable
  VALUE           in the Portfolio.                                                  Funds
  MANAGED                                                                            Management
  VOLATILITY                                                                         Group,
                                                                                     LLC
                                                                                 .
                                                                                     BlackRock
                                                                                     Investment
                                                                                     Management,
                                                                                     LLC
                                                                                 .
                                                                                     Diamond
                                                                                     Hill
                                                                                     Capital
                                                                                     Management,
                                                                                     Inc.
                                                                                 .
                                                                                     Wellington
                                                                                     Management
                                                                                     Company,
                                                                                     LLP
--------------------------------------------------------------------------------------------------------------------
                  Seeks to achieve capital appreciation, which may               .   AXA               (check mark)
  AXA/MUTUAL      occasionally be short-term, with an emphasis on risk               Equitable
  LARGE           adjusted returns and managing volatility in the Portfolio.         Funds
  CAP                                                                                Management
  EQUITY                                                                             Group,
  MANAGED                                                                            LLC
  VOLATILITY                                                                     .
                                                                                     BlackRock
                                                                                     Investment
                                                                                     Management,
                                                                                     LLC
                                                                                 .
                                                                                     Franklin
                                                                                     Mutual
                                                                                     Advisers,
                                                                                     LLC
--------------------------------------------------------------------------------------------------------------------
                  Seeks to achieve long-term capital growth with an              .   AXA               (check mark)
  AXA/TEMPLETON   emphasis on risk adjusted returns and managing volatility          Equitable
  GLOBAL          in the Portfolio.                                                  Funds
  EQUITY                                                                             Management
  MANAGED                                                                            Group,
  VOLATILITY                                                                         LLC
                                                                                 .
                                                                                     BlackRock
                                                                                     Investment
                                                                                     Management,
                                                                                     LLC
                                                                                 .
                                                                                     Templeton
                                                                                     Global
                                                                                     Advisors
                                                                                     Limited
--------------------------------------------------------------------------------------------------------------------
EQ/COMMON         Seeks to achieve a total return before expenses that           .
  STOCK           approximates the total return performance of the Russell           AllianceBernstein
  INDEX           3000(R) Index, including reinvestment of dividends, at a           L.P.
                  risk level consistent with that of the Russell 3000(R) Index.
--------------------------------------------------------------------------------------------------------------------
EQ/CORE           Seeks to achieve a total return before expenses that           .   SSgA
  BOND            approximates the total return performance of the                   Funds
  INDEX           Bloomberg Barclays U.S. Intermediate Government/Credit             Management,
                  Bond Index, including reinvestment of dividends, at a risk         Inc.
                  level consistent with that of the Bloomberg Barclays U.S.
                  Intermediate Government/Credit Bond Index.
--------------------------------------------------------------------------------------------------------------------
EQ/EQUITY         Seeks to achieve a total return before expenses that           .
  500             approximates the total return performance of the                   AllianceBernstein
  INDEX           Standard & Poor's 500 Composite Stock Price Index,                 L.P.
                  including reinvestment of dividends, at a risk level
                  consistent with that of the Standard & Poor's 500
                  Composite Stock Price Index.
--------------------------------------------------------------------------------------------------------------------
                  Seeks to achieve a total return before expenses that           .   SSgA
  EQ/INTERMEDIATE approximates the total return performance of the                   Funds
  GOVERNMENT      Bloomberg Barclays U.S. Intermediate Government Bond               Management,
  BOND            Index, including reinvestment of dividends, at a risk level        Inc.
                  consistent with that of the Bloomberg Barclays U.S.
                  Intermediate Government Bond Index.
--------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                    INVESTMENT ADVISER
 CLASS IB SHARES                                                                      (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                        AS APPLICABLE)                 MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses) that           .   AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     index comprised of 40% DJ Euro STOXX 50 Index, 25%
                     FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                     200 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     1000(R) Growth Index, including reinvestment of dividends
                     at a risk level consistent with that of the Russell 1000(R)
                     Growth Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
  INDEX              approximates the total return performance of the Russell             Inc.
                     1000 Value Index, including reinvestment of dividends, at
                     a risk level consistent with that of the Russell 1000 Value
                     Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
                     approximates the total return performance of the                     Inc.
                     Standard & Poor's Mid Cap 400 Index, including
                     reinvestment of dividends, at a risk level consistent with that of the Standard & Poor's Mid Cap 400 Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(1)/ Seeks to obtain a high level of current income, preserve         .   The Dreyfus Corporation
                     its assets and maintain liquidity.
--------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with             .   AllianceBernstein L.P.
                     moderate risk to capital.                                        .   AXA Equitable Funds
                                                                                          Management Group, LLC
                                                                                      .   Pacific Investment
                                                                                          Management Company LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)      .   AllianceBernstein L.P.
  INDEX              the total return of the Russell 2000(R) Index.
--------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.                    .   Allianz Global Investors
  TECHNOLOGY                                                                              U.S. LLC
                                                                                      .   AXA Equitable Funds
                                                                                          Management Group, LLC
                                                                                      .   SSgA Funds Management,
                                                                                          Inc.
                                                                                      .   Wellington Management
                                                                                          Company, LLP
--------------------------------------------------------------------------------------------------------------------------------


(1)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2018 is 1.50%, 2.75% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

If you elected a guaranteed benefit that provides a 4% (or greater) roll-up, an allocation to the guaranteed interest option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 2% with respect to amounts allocated to the guaranteed interest rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) or the guaranteed interest option, subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations. Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. You may not make transfers to the guaranteed interest option. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
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SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging

                        CONTRACT FEATURES AND BENEFITS
program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

You may have your account value transferred to any of the variable investment options available under your contract. Only the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts) are available if you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio are available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options or guaranteed interest option according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the special dollar cost averaging program is not available.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts) are available if you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio are available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12 month program at any time subject to the age limitation on contributions described earlier in this Prospectus.

Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator(R) Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

                        CONTRACT FEATURES AND BENEFITS

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the special money market dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you are participating in a Principal guarantee benefit or the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the general dollar cost averaging program is not available.

INVESTMENT SIMPLIFIER. We offer two Investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts) are available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85 or you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio are available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts) are available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85 or you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio are available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTERACTION OF DOLLAR COST AVERAGING WITH OTHER CONTRACT FEATURES AND BENEFITS

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging and, for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, the special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, that will terminate any dollar cost averaging program you have in place at the

                        CONTRACT FEATURES AND BENEFITS
time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. See Appendix VI later in this Prospectus for more information on state availability.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
               Less than $350,000                      4%
               -------------------------------------------------
               $350,000 or more                        5%
               -------------------------------------------------

The percentage of the credit is based on your total first year contributions. Any amount transferred from a prior contract issued by us in which a credit was previously applied is not eligible for an additional credit on the amount transferred to this contract. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 -7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

..   For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

..   If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

..   The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VI later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your account value will be reduced by $2,000 (1% x $200,000).

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)/(1)/

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging.

                        CONTRACT FEATURES AND BENEFITS

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any benefit base increases as the result of an annual ratchet based on an increase in your account value, which does include credits. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Accumulator(R) Plus/SM/ contract for 20 years, you may be better off in a contract without a credit, and with a lower mortality and expense risk charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add the Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, the Standard death benefit is based on the Standard death benefit benefit base; the Annual Ratchet to age 85 enhanced death benefit is based on the Annual Ratchet to age 85 benefit base; the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit AND the Guaranteed minimum income benefit are based on the Greater of the 4% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85 benefit base.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

4% ROLL-UP TO AGE 85 BENEFIT BASE
(USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:

..   4% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and

..   2% with respect to the EQ/Money Market variable investment option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable). If you elected a guaranteed benefit that provides a 4% (or greater) roll-up, an allocation to any investment option that rolls up at 2% will effectively reduce the growth rate of your guaranteed benefit. For more information, see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. However, even after the 4% Roll-Up to age 85 benefit base stops rolling up, any associated Guaranteed minimum death benefit will remain in effect, and we will continue to deduct the charge for the Guaranteed minimum death benefit. If the contract owner subsequently dies while the

                        CONTRACT FEATURES AND BENEFITS
contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

See Appendix III for an example of the relationship between the benefit base calculated based on the 4% Roll-Up to age 85 and a hypothetical account value.

Certain contracts may have a different effective annual roll-up rate, based on when you purchased your contract and the state in which you purchased your contract. See Appendices VI and VII later in this Prospectus.

Please see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-up benefit base when you transfer account values between investment options with a higher roll-up rate (4-6%) and investment options with a lower roll up rate (3%).

ANNUAL RATCHET TO AGE 85 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      OR

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                      OR

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

Your Annual Ratchet to age 85 benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, any associated Guaranteed minimum death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 85 and a hypothetical account value.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 BENEFIT BASE (USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to the greater of the benefit base computed for the 4% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

ROLL-UP BENEFIT BASE RESET

You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit"), you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 80. If you elect both the Greater of enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other. After the contract date anniversary following your 80th birthday, the "Greater of" GMDB and its associated charge will remain in effect but the Roll-up benefit base will no longer be eligible for resets.

We will notify you, generally in your annual account statement that we issue each year following your contract date anniversary, if the Roll-Up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

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ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.
AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT
BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
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If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

                        CONTRACT FEATURES AND BENEFITS

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset or that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary as described above.

If you elect to reset your Roll-Up benefit base on any contract date anniversary on or after April 1, 2013, we will increase the charge for the Guaranteed minimum income benefit and the Greater of enhanced death benefit to the maximum charge permitted under the contract. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset but not later than the contract date anniversary following age 85. See "Exercise rules" under "Guaranteed minimum income benefit" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 4% of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 4% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix VIII -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

This benefit includes the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 80. See "Roll-Up benefit base reset" earlier in this section.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA or if you elect a Principal guarantee benefit. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally

                        CONTRACT FEATURES AND BENEFITS
must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

---------------------------------------------------------------
                       LEVEL PAYMENTS
---------------------------------------------------------------
           OWNER'S
       AGE AT EXERCISE          PERIOD CERTAIN YEARS
---------------------------------------------------------------
       80 and younger                        10
---------------------------------------------------------------
             81                               9
---------------------------------------------------------------
             82                               8
---------------------------------------------------------------
             83                               7
---------------------------------------------------------------
             84                               6
---------------------------------------------------------------
             85                               5
---------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

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THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
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When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive under a fixed payout option will be the greater of
(i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to GMIB guaranteed annuity purchase factors, or (ii) the amount of income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a supplementary contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including the Guaranteed minimum death benefit, any other guaranteed benefits and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 4% of the
    Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

If your no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit, Guaranteed minimum death benefit (if elected) and any other guaranteed benefits.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 4% of your Roll-Up benefit base at the beginning of the contract year.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice

                        CONTRACT FEATURES AND BENEFITS
with your annual statement. The annual statement will illustrate how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit.

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY, AND YOU CAN ONLY EXERCISE THE GUARANTEED MINIMUM INCOME BENEFIT, IF ELIGIBLE, DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR
CONTRACT WILL TERMINATE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
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You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. Also, upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date anniversary following your 85th birthday. Other options are available to you on the contract date anniversary following your 85th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

To exercise the Guaranteed minimum income benefit:

   -- We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

   -- Your account value must be greater than zero on the exercise date. See
      "Effect of your account value falling to zero" in "Determining your contract's value" for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)if you were age 75 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 74, but turned 75 before the GMIB effective date or the Roll-Up benefit base was reset when you were between the ages of 75 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

(iv)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll-over of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day time-frame following the contract date anniversary in order for you to be eligible to exercise;

(v)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 85. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

                        CONTRACT FEATURES AND BENEFITS

(vi)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 84, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 72 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;


(vii)if the contract is jointly owned and not an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age;

(viii)if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the annuitant's age; and

(ix)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.


See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value" and the section entitled ''Charges and expenses'' later in this Prospectus.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' in ''Accessing your money."

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long as: (i) no more than three months have elapsed since your contract was issued, or (ii) we continue to offer the Guaranteed minimum income benefit described earlier in this section with the identical terms and conditions, including the maximum fee and the roll-up rate, in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

..   The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

..   The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

..   Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

..   Certain contract owners will only be permitted to add the Guaranteed minimum income benefit to their contracts if the death benefit they elect at issue is compatible with the Guaranteed minimum income benefit. They may elect the Guaranteed minimum income benefit if they have the Standard death benefit or the Annual Ratchet to age 85 enhanced death benefit.

..   If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.

ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER A BENEFIT HAS BEEN DROPPED

If you drop the Guaranteed minimum income benefit, as described later in this section under "Dropping the Guaranteed minimum income benefit after issue", you will not be able to add the Guaranteed minimum income benefit to your contract again for one year after you have dropped the benefit, in addition to the other requirements described in this section.

                        CONTRACT FEATURES AND BENEFITS

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

..   For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/
    contract holders:

   -- You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the later of the expiration of any withdrawal charges in effect under your contract and the contract date anniversary following the GMIB effective date.

..   For Accumulator(R) Select/SM/ contract holders:

   -- If you elect the Guaranteed minimum income benefit at issue, you may not drop the benefit until the fourth contract date anniversary following the GMIB effective date.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the later of the fourth contract date anniversary and the first contract date anniversary following the GMIB effective date.

..   The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

..   If you elect the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age
    85 Guaranteed minimum death benefit and the Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit, we will no longer deduct the Guaranteed minimum income benefit charge. However, we will continue to deduct the Guaranteed minimum death benefit charge.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, the Standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue, and for Accumulator(R) Plus/SM/ contract owners, ages 76 through 80 at issue.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. See "Payment of death benefit" later in this Prospectus for more information.

The Annual Ratchet to age 85 enhanced death benefit and the Standard death benefit can be elected by themselves. The Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. Although the amount of your enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. There is no additional charge for the Standard death benefit. See "Charges and expenses" for more information.

The enhanced death benefits, together with the standard death benefit, comprise the Guaranteed minimum death benefits available under the contract.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See "Termination of your contract" in "Determining your contract's value" for information about the circumstances under which your contract will terminate.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits described below:

..   ANNUAL RATCHET TO AGE 85

This optional enhanced death benefit is available to owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts, ages 0 through 70 at issue of Inherited IRA contracts, ages 20 through 70 at issue of Flexible Premium IRA contracts and ages 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, Rollover TSA and QP contracts.

..   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

This optional enhanced death benefit is available, if elected in connection with the Guaranteed minimum income benefit, to owner (or

                        CONTRACT FEATURES AND BENEFITS
older joint owner, if applicable) ages 20 through 70 at issue of Flexible Premium IRA contracts and ages 20 through 75 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, Rollover TSA and QP contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase the "Greater of" enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. See "Roll-Up benefit base reset" earlier in this section.

For information about the effect of withdrawals on your Guaranteed minimum death benefit, please see ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

Resets are not available under the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit if you drop the Guaranteed minimum income benefit.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information. This benefit will also terminate if your contract terminates for any reason. See "Termination of your contract" in "Determining your contract's value" later in this Prospectus.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the GREATER OF:

..   the account value, or

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, or

..   any applicable death benefit

DECREASED BY:

..   total net contributions

                        CONTRACT FEATURES AND BENEFITS

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available upon conversion of the Guaranteed minimum income benefit at age 85 under certain circumstances.

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THE "CONVERSION EFFECTIVE DATE" IS THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE
85. THE "CONVERSION TRANSACTION DATE" IS THE DATE THAT WE RECEIVE YOUR ELECTION FORM AT OUR PROCESSING OFFICE IN GOOD ORDER, IF YOU AFFIRMATIVELY ELECT TO CONVERT THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85, OR THE 30TH DAY FOLLOWING THE CONVERSION EFFECTIVE DATE, IF THE GUARANTEED MINIMUM INCOME BENEFIT CONVERTS AUTOMATICALLY TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE.
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If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the Conversion effective date, you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

..   You may affirmatively convert the Guaranteed minimum income benefit to a
    Guaranteed withdrawal benefit for life;

..   You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

If you take no action, the Guaranteed minimum income benefit will convert automatically to the Guaranteed withdrawal benefit for life.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert the Guaranteed minimum income benefit to this benefit at age 85 (or permit the benefit to convert) if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

                        CONTRACT FEATURES AND BENEFITS

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is also limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL at age 85, your GWBL benefit base is equal to either your account value or Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------
                                             B
              A                  APPLICABLE PERCENTAGE OF
  APPLICABLE PERCENTAGE OF       GUARANTEED MINIMUM INCOME
        ACCOUNT VALUE                  BENEFIT BASE
-------------------------------------------------------------
            5.0%                           4.0%
-------------------------------------------------------------

For example, if on the Conversion effective date the Guaranteed minimum income benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $5,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals only $4,600, while $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals $5,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 5.0%.

On the other hand, if on the Conversion effective date the Guaranteed minimum income benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $8,000. This is because $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals only $5,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals $8,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the contract. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.0% to 5.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE. If you hold an IRA or NQ contract, you may elect a Joint life contract if you meet the conditions described below under "Successor owner". In order to convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life, you must affirmatively request that the benefit be converted. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described in this section. For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on the age of the younger spouse, as set forth in the following table.

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                                                                                   B
                                                 A                      APPLICABLE PERCENTAGE OF
                                             APPLICABLE                    GUARANTEED MINIMUM
          SPOUSE'S AGE              PERCENTAGE OF ACCOUNT VALUE           INCOME BENEFIT BASE
-----------------------------------------------------------------------------------------------------
              85+                               4.5%                              3.0%
-----------------------------------------------------------------------------------------------------
             80-84                              4.0%                              2.5%
-----------------------------------------------------------------------------------------------------
             75-79                              3.5%                              2.0%
-----------------------------------------------------------------------------------------------------
             70-74                              3.0%                              1.5%
-----------------------------------------------------------------------------------------------------
             65-69                              2.5%                              1.0%
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For example, if on the Conversion effective date your account value is $100,000, the Guaranteed minimum income benefit base is $220,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $3,300. This is because $100,000 (the account value) multiplied by 3.0% (the percentage in Column A for the younger spouse's age band) equals only $3,000, while $220,000 (the Guaranteed minimum income benefit base) multiplied by 1.5% (the percentage in Column B for the younger spouse's age band) equals $3,300. Under this example, your initial GWBL benefit base would be $220,000, and your Applicable percentage would be 1.5%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the contract. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the

                        CONTRACT FEATURES AND BENEFITS

GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 3.5%, and your Guaranteed annual withdrawal amount would increase to $5,600.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age on the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

If you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

SUCCESSOR OWNER

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 65 on the Conversion effective date. (Withdrawals taken during the 30 days following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large. See "Effect of withdrawals during the 30 days following the Conversion effective date" later in this section.) If your spouse is younger than 65 on the Conversion effective date, you will not be able to elect a Joint life contract. The successor owner must be the owner's spouse. For NQ contracts, you have the option to designate the successor owner as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner.

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date, If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either:
(i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP and TSA contracts are not permitted in connection with this benefit. Loans are not permitted under TSA contracts in which the Guaranteed withdrawal benefit for life is in effect. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the LESSER of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life at age 85 if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $4,000 (4.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is

                        CONTRACT FEATURES AND BENEFITS
reduced to $2,880 (4.0% of $72,000), instead of the original $4,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Effect of your account value falling to zero" later in this section.

In general, if your contract is a traditional IRA or TSA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we will increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.

INVESTMENT OPTIONS

Your investment options will be limited to the guaranteed interest option the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value among these investment options at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.

AUTOMATIC CONVERSION

If you take no action during the 30 days after the Conversion effective date, and permit your Guaranteed minimum income benefit to convert to the Guaranteed withdrawal benefit for life automatically, we will reallocate any portion of your account value invested in investment options other than the guaranteed interest option, the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts) to the AXA Moderate Allocation Portfolio as part of the automatic conversion, on the Conversion transaction date. You will be able to reallocate your account value among the guaranteed interest option, the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts) at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.

If the AXA Moderate Allocation Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) on that date will be invested in the AXA Moderate Allocation Portfolio. If the AXA Moderate Allocation Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above.

You may elect a new Investment simplifier dollar cost averaging program after conversion, but the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and general dollar cost averaging

                        CONTRACT FEATURES AND BENEFITS
program will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

REBALANCING YOUR ACCOUNT VALUE

Any rebalancing program in place on the date of conversion will be terminated. You may elect a new rebalancing program after conversion. See "Rebalancing your account value" in "Transferring money among investment options" later in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life as it is no longer eligible to increase. We will continue to deduct the charge for this benefit as long it remains in effect. See "Charges and expenses" for more information.

LOANS UNDER ROLLOVER TSA CONTRACTS

If there is a loan outstanding under a Rollover TSA contract on the Conversion effective date or the Conversion transaction date, the Guaranteed minimum income benefit cannot convert to the Guaranteed withdrawal benefit for life. If the Guaranteed minimum income benefit does not convert to the Guaranteed withdrawal benefit for life because there is an outstanding loan, the Guaranteed minimum income benefit will terminate as of the Conversion effective date. If you want to convert your Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life, you must pay off the loan before the Conversion effective date. See "Loans under Rollover TSA contracts" in "Accessing your money" later in this Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-Ups as of the contract date anniversary following age 85. We will continue to deduct the charge for these benefits as long they remain in effect. See "Charges and expenses" for more information. See also "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-Ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of

                        CONTRACT FEATURES AND BENEFITS

   Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

..   Before you name a beneficiary and if you are considering whether your joint owner/annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See "Payment of Death Benefit" under "Spousal continuation" later in this prospectus.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit at age 85, subject to the following restrictions:

..   You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your Accumulator(R) Series contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your Accumulator(R) Series contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

..   The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

..   If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under your contract.

..   If you drop the Guaranteed withdrawal benefit for life, you will be able to take loans from Rollover TSA contracts (employer or plan approval required). See "Loans under Rollover TSA contracts" in "Accessing your money" later in this Prospectus.

..   Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio (and the AXA Franklin Templeton Allocation Managed Volatility Portfolio under certain contracts). See "What are your investment options under the contract?" earlier in this section and the front cover of this Prospectus for more information as to which Portfolios are available under your contract.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), the

                        CONTRACT FEATURES AND BENEFITS

AXA Moderate Allocation Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION

The Guaranteed Benefit Lump Sum Payment option is currently available under the following limited circumstances.

   (1)If you elected a Guaranteed minimum income benefit ("GMIB"), and the no-lapse guarantee is in effect and your account value falls to zero, either due to a withdrawal that is not an Excess withdrawal or due to a deduction of charges;

                                      or

                        CONTRACT FEATURES AND BENEFITS

   (2)If you elected a Guaranteed withdrawal benefit for life ("GWBL") or elected a GMIB that converted to a GWBL, and your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges.

We reserve the right to terminate the availability of this option at any time. This option is not available under Rollover TSA contracts.


If your account value falls to zero, as described above, 1-2 business days thereafter we will send you a letter which will describe the options available to you, including the Guaranteed Benefit Lump Sum Payment option to make your election. In addition, the letter will include the following information:


   1. The Guaranteed Benefit Lump Sum offer is optional;

   2. If no action is taken, you will receive the stream of payments as promised under your contract;


   3. The amount and frequency of the stream of payments based on a single life annuity for GMIB or on the annuity option elected and applicable withdrawal rate for GWBL;


   4. The amount you would receive if you elect the Guaranteed Benefit Lump Sum offer;

   5. That the amount of the Guaranteed Benefit Lump Sum offer is less than the present value of the stream of payments;

   6. A description of the factors you should consider before accepting the Guaranteed Benefit Lump Sum offer; and

   7. The reason we are making the Guaranteed Benefit Lump Sum offer.


   8. That you may elect to receive a reduced series of income payments based on joint lives and can contact the customer services group to obtain the amount of a joint life annuity.


You will have no less than 30 days from the day your account value falls to zero to elect an option. If you elect the Guaranteed Benefit Lump Sum Payment option, you will receive the lump sum amount in a single payment.


If you elect the Guaranteed Benefit Lump Sum Payment, your contract and optional benefits will terminate, including any guaranteed minimum death benefit. If you do not make an election, we will automatically exercise your GMIB by issuing a supplementary annuity contract using the default option described in your contract. In the case of the GWBL, we will issue you a supplementary life annuity contract and any of the applicable benefits will continue.


We will determine the Guaranteed Benefit Lump Sum Payment amount as of the day your account value fell to zero. The amount of a Guaranteed Benefit Lump Sum Payment will vary based on the factors described below.

We first determine the contract reserves attributable to your contract using standard actuarial calculations, which is a conservative measurement of present value. In general, the contract reserve is the present value of future benefit payments. In determining your contract reserve, we take into account the following factors:

  .   The owner/annuitant's life expectancy (based on gender and age);

  . The current annual payment for the GMIB, adjusted for any outstanding withdrawal charge or, in the case of the GWBL, the guaranteed annual withdrawal amount, in the form of a single life annuity;

  .   The interest rate at the time your account value fell to zero; and

  .   Any remaining guaranteed minimum death benefit under the GWBL feature.


The Guaranteed Benefit Lump Sum Payment is calculated based on a percentage of the contract reserve based on certain factors including, but not limited to, the current interest rate environment and GMIB utilization rates. We will use the percentage that is in effect at the time of your election. The percentage will range from 50% to 90% of the contract reserve. If your account value falls to zero, as described above, we will notify you then of the current percentage when we send you the letter describing the options available to you. If you have the GMIB, your payment will be reduced, as applicable, by any annual payments made since your account value fell to zero. If you have the GWBL, your payment will be reduced, as applicable, by any GWBL withdrawals made under a Customized payment plan or Maximum payment plan since your account value fell to zero. For information on how the Guaranteed Benefit Lump Sum Payment option works under certain hypothetical circumstances, please see Appendix X.

In the event your account falls to zero, as described above, you should evaluate this payment option carefully. IF YOU ELECT THE GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION, YOU WOULD NO LONGER HAVE THE ABILITY TO RECEIVE PERIODIC CASH PAYMENTS OVER YOUR LIFETIME UNDER THE GMIB AND/OR THE OPPORTUNITY TO TAKE CERTAIN GUARANTEED WITHDRAWALS AND KEEP ANY LEVEL OF GUARANTEED DEATH BENEFIT UNDER THE GWBL. When you purchased your contract you made a determination that the lifetime income stream available under the GMIB or the GWBL was important to you based on your personal circumstances. When considering this payment option, you should consider whether you still need the benefits of an ongoing lifetime income stream, given your personal and financial circumstances.


In addition, you should consider the following factors:

  . Whether, given your state of health, you believe you are likely to live to enjoy the future income benefits provided by the GMIB or the GWBL;


  . If you have the GWBL, whether it is important for you to leave a minimum death benefit to your beneficiaries as the election of the guaranteed lump sum option will terminate any guaranteed minimum death benefit, if still in effect; and

  . Whether a lump sum payment (which may be up to 50% less than the present value of the future stream of payments) is more important to you than a future stream of payments. See Hypothetical Illustration in Appendix X.

  . Whether there are differences in tax consequences for taking a lump sum as opposed to receiving annuity payments.

                        CONTRACT FEATURES AND BENEFITS

In considering the factors above, and any other factors you believe are relevant, you may wish to consult with your financial professional or other advisor.


We believe that offering this payment option could be mutually beneficial to both us and to contract owners whose financial circumstances may have changed since they purchased the contract. If you elect the Guaranteed Benefit Lump Sum Payment option, you would immediately receive a lump sum payment rather than a stream of future payments over your lifetime. We would gain a financial benefit because we anticipate that providing a lump sum payment to you will be less costly to us than paying you periodic cash payments during your lifetime. The lump sum payment option may not be beneficial for everyone.

If you elect the Guaranteed Benefit Lump Sum Payment option it will be treated as a surrender of the contract and may be taxable and subject to tax penalties. For information on tax consequences, please see the section entitled "Tax information" in the Prospectus.


This payment option may not be available in all states. We may, in the future, suspend or terminate this payment option, or offer this payment option on more or less favorable terms upon advance notice to you.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM /AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

..   The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the

                        CONTRACT FEATURES AND BENEFITS
   deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The Guaranteed minimum income benefit, the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACTS ARE NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (iv) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include making additional contributions, stopping withdrawals or exercising your Guaranteed minimum income benefit on your next contract date anniversary.

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.
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See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

                       DETERMINING YOUR CONTRACT'S VALUE

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, and your account value falls to zero due to an Excess withdrawal, we will terminate your contract, including any minimum death benefit, and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

TERMINATION OF YOUR CONTRACT

Your contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

..   You surrender your contract. See "Surrendering your contract to receive its cash value" in Accessing your money" for more information.

..   You annuitize your contract, See "Your annuity payout options" in Accessing your money" for more information.

..   Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See "Your Annuity maturity date" in "Accessing your money" later in this Prospectus.

..   Your account value is insufficient to pay any applicable charges when due.
    See "Effect of your account value falling to zero" earlier in this section for more information.

Under certain circumstances, your GWBL and its associated minimum death benefit will continue even if your contract terminates. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contracts features and benefits" earlier in this Prospectus for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

..   A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "4% Roll-Up to age 85 (used for the Greater of 4% Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher roll-up rate (4%, 5% or 6%) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower roll-up rate (2% or 3%) applies with respect to the EQ/Money Market option (except amounts allocated to the account for special money market dollar cost averaging, if available), the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower roll-up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher roll-up rate options". For more information about roll-up rates applicable in various states and for various contract versions, see Appendices VI and VII.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 4% and the other portion that is rolling up at 2%. If you transfer account value from a 4% option to a 2% option, all or a portion of your benefit base will transfer from the 4% benefit base segment to the 2% benefit base segment. Similarly, if you transfer account value from a 2% option to a 4% option, all or a portion of your benefit base will transfer from the 2% segment to the 4% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 4% roll-up rate that is being transferred to an investment option with a 2% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 4% investment options, and your benefit base is $40,000 and is all rolling up at 4%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 2% investment option), then we will transfer 50% of your benefit base ($20,000) from the 4% benefit base segment to the 2% benefit base segment. Therefore,

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 4% and $20,000 will roll-up at 2%. In this example, the amount of your Roll-up benefit base rolling up at 2% is more than the dollar amount of your transfer to a 2% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 2% investment options, and your benefit base is $30,000 and is all rolling up at 2%, and you transfer 50% of your account value ($20,000) to a 4% investment option, then we will transfer 50% of your benefit base ($15,000) from the 2% benefit base segment to the 4% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 4% and $15,000 will roll-up at 2%. In this example, the dollar amount of your benefit base rolling up at 4% is less than the dollar amount of your transfer to a 4% investment option.

If you request withdrawals using our Dollar-for-Dollar Withdrawal Service and indicate you want to preserve your roll-up benefit base, the service will automatically account for any differing roll-up rates among your investment options. See "Dollar-for-dollar withdrawal service" in "Accessing your money" later in this Prospectus. Whether you request withdrawals through our Dollar-for-Dollar service or without using that service, you should consider the impact on any withdrawals on your benefit bases. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

(a)the percentage you want invested in each investment option (whole percentages only), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.
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REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
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While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, special money market dollar cost averaging. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, that will terminate any rebalancing program you have in place at the time. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. You may elect a new rebalancing program after your current rebalancing program is terminated by this event.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

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ALL WITHDRAWALS REDUCE YOUR ACCOUNT VALUE ON A DOLLAR FOR DOLLAR BASIS. THE IMPACT OF WITHDRAWALS ON YOUR GUARANTEED BENEFITS IS DESCRIBED IN "'HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS'' AND ''HOW WITHDRAWALS AFFECT YOUR GWBL'' LATER IN THIS SECTION. WITHDRAWALS CAN POTENTIALLY CAUSE YOUR CONTRACT TO TERMINATE, AS DESCRIBED IN "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO'' IN ''DETERMINING YOUR CONTRACT'S VALUE'' EARLIER IN THIS PROSPECTUS.
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                                           METHOD OF WITHDRAWAL
                               ---------------------------------------------
                               AUTOMATIC                 PRE-AGE   LIFETIME
                               PAYMENT                    59 1/2   REQUIRED
                               PLANS                       SUB-     MINIMUM
                               (GWBL             SYSTE- STANTIALLY DISTRIBU-
        CONTRACT/(1)/          ONLY)     PARTIAL MATIC    EQUAL      TION
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NQ                                Yes      Yes    Yes      No        No
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Rollover IRA                      Yes      Yes    Yes      Yes       Yes
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Flexible                          Yes      Yes    Yes      Yes       Yes
Premium IRA
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Roth Conversion IRA               Yes      Yes    Yes      Yes       No
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Flexible Premium Roth IRA         Yes      Yes    Yes      Yes       No
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Inherited IRA                     No       Yes    No       No        /(2)/
----------------------------------------------------------------------------
QP/(3)/                           Yes      Yes    No       No        No
----------------------------------------------------------------------------
Rollover TSA/(4)/                 Yes      Yes    Yes      No        Yes
----------------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.
(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix VIII -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.
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ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
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AUTOMATIC PAYMENT PLANS
(FOR CONTRACTS WITH GWBL ONLY)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and

                             ACCESSING YOUR MONEY
provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

Withdrawals under the Dollar-for-Dollar Withdrawal Service will continue, even if your account value is low, until you terminate the service by notifying us in writing. If your account value is low and you have guaranteed benefits, you should consider ending the Dollar-for-Dollar Withdrawal Service. Except in certain circumstances, if your account value falls to zero, your contract and any guaranteed benefits will be terminated. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate times the last contract date anniversary benefit base. This calculation results from the fact that the Roll-up benefit base rolls up daily. If a withdrawal is taken on any day prior to the last day of the contract year, the daily roll-up rate will be applied going forward to the reduced benefit base. Therefore, the benefit base is only fully increased by an annual amount that equals the roll-up rate times the prior contract date anniversary benefit base if there have been no withdrawals during that year.

   Because the Roll-up benefit base no longer rolls up after age 85, any withdrawals you take after age 85 will always reduce your benefit base. If you wish to preserve your benefit base, you must stop taking withdrawals after age 85. For more information about the impact of withdrawals on your guaranteed benefits after age 85, see ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

   If you are over age 85, your Roll-up benefit base is no longer credited with the annual roll-up rate, so even withdrawals based on the Full dollar-for-dollar calculation will significantly reduce the value of your benefit. Every withdrawal you take will permanently reduce your Roll-up benefit base by at least the full amount of the withdrawal.

If you request a withdrawal calculation that preserves your roll up benefit base, the Dollar-for-Dollar Withdrawal Service adjusts for investment options to which a 2% Roll-up rate applies (the EQ/Money Market option except amounts allocated to the account for special money market dollar cost averaging (if applicable), the guaranteed interest option, and the loan reserve account under Rollover TSA) (the "lower Roll-up options"). If you want to preserve your roll up benefit base and you elected a guaranteed benefit that provides a 4% (or greater) roll-up, allocations of account value to any lower Roll-up option will generally reduce the amount of withdrawals under the Dollar-for-Dollar Withdrawal Service.

We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum

                             ACCESSING YOUR MONEY
amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate systematic withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life at age 85.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan in connection with the conversion to the Guaranteed withdrawal benefit for life.

If you are over age 85, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

SUBSTANTIALLY EQUAL WITHDRAWALS
(ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate substantially equal withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

                             ACCESSING YOUR MONEY

For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life at age 85.

If you are over age 85, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(ROLLOVER IRA, FLEXIBLE PREMIUM IRA AND ROLLOVER TSA CONTRACTS ONLY -- SEE "TAX INFORMATION" AND APPENDIX VIII LATER IN THIS PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This service does not generate automatic required minimum distribution payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected either the Guaranteed minimum death benefit associated with a Roll-up benefit base or Guaranteed minimum income benefit, and amounts withdrawn from the contract to meet RMDs exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. If you are over age 85, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix VIII later in this Prospectus.

This service is not available under QP contracts.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix VIII later in this Prospectus for your specific type of retirement arrangement.

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FOR ROLLOVER IRA, FLEXIBLE PREMIUM IRA, AND ROLLOVER TSA CONTRACTS, WE WILL
SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
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We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life at age 85, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess

                             ACCESSING YOUR MONEY
withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year), although such cumulative withdrawals will reduce your Guaranteed minimum income benefit base on a pro rata basis). See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 4% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 4% or less of the 4% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year, for contracts in which the benefit is elected at issue. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 4% of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 4% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

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PRO RATA WITHDRAWAL -- A WITHDRAWAL THAT REDUCES YOUR GUARANTEED BENEFIT BASE AMOUNT ON A PRO RATA BASIS. REDUCTION ON A PRO RATA BASIS MEANS THAT WE CALCULATE THE PERCENTAGE OF THE CURRENT ACCOUNT VALUE THAT IS BEING WITHDRAWN AND WE REDUCE THE BENEFIT BASE BY THAT PERCENTAGE. THE FOLLOWING EXAMPLE SHOWS HOW A PRO RATA WITHDRAWAL CAN REDUCE YOUR GUARANTEED BENEFIT BASE BY MORE THAN THE AMOUNT OF THE WITHDRAWAL: ASSUME YOUR ACCOUNT VALUE IS $30,000 AND YOU WITHDRAW $12,000, YOU HAVE WITHDRAWN 40% OF YOUR ACCOUNT VALUE. IF YOUR GUARANTEED BENEFIT BASE IS $40,000 BEFORE THE WITHDRAWAL, IT WOULD BE REDUCED
BY $16,000 ($40,000 X .40) TO $24,000 ($40,000 -$16,000) AFTER THE WITHDRAWAL.
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If you elected a guaranteed benefit that provides a 4% (or greater) roll-up, all or a portion of your Roll-up to age 85 benefit base may be rolling up at 2%, if all or a portion of your account value is currently allocated to one or more investment options to which a 2% roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-up to age 85 benefit base, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits"

                             ACCESSING YOUR MONEY
earlier in this Prospectus and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

PRESERVING YOUR ROLL-UP BENEFIT BASE. If you are interested in withdrawals that preserve the Roll-up to age 85 benefit base as of the last contract anniversary or the withdrawal transaction date, or withdrawals that are equal to the full amount of the available dollar-for-dollar withdrawal, you should use our Dollar-for-Dollar Withdrawal Service. See "Dollar-for-dollar withdrawal service" in "Accessing your money" earlier in this Prospectus. The service adjusts for various factors in the calculation of a withdrawal, including the fact that the roll-up rate is applied on a daily basis (which means that if a withdrawal is taken on any day prior to the last day of the contract year, the roll-up rate will be applied going forward from the day of the withdrawal to a reduced benefit base) and the fact that the 2% Roll-up rate may apply to all or a portion of the benefit base. If you do not use the Dollar-for-Dollar Withdrawal Service, you may reduce your benefits more than you intend.

WITHDRAWALS AFTER AGE 85. If you are over age 85, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

As a result, if you have a Guaranteed minimum death benefit based on a Roll-up to age 85 benefit base:

..   You can no longer take withdrawals and preserve the benefit base.

..   You should stop taking withdrawals if you wish to maintain the value of the benefit.

..   If you want to continue taking withdrawals, you can ensure that those withdrawals will reduce your benefit base on a dollar-for-dollar rather than pro rata basis by enrolling in the full dollar-for-dollar withdrawal service, however, even dollar-for dollar withdrawals can significantly reduce your Roll-up benefit base. See "Dollar-for-dollar withdrawal service" in "Accessing your money."

..   The maximum amount you are able to withdraw each year without triggering a pro rata reduction in your benefit base will decrease. If you do not enroll in the full dollar-for-dollar withdrawal service and want to ensure that your withdrawals reduce your benefit base on a dollar-for-dollar basis, you should make sure that the sum of your withdrawals in a contract year is equal to or less than the value of the applicable Roll-up rate times your benefit base on your most recent contract date anniversary.

If you have the Annual Ratchet to age 80 death benefit, the Annual Ratchet to age 80 benefit base is always reduced pro rata by withdrawals, regardless of your age. However, like the Roll-up benefit base, the Annual Ratchet to age 85 benefit base will no longer be eligible to increase. It will be permanently reduced by all withdrawals.

Low account value. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see "Effect of your account value falling to zero" in "Determining your contract's value" for more information.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis.

HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if the GWBL option or a PGB is in effect.

                             ACCESSING YOUR MONEY

If you elect the Guaranteed minimum income benefit and there is a loan outstanding under a Rollover TSA contract on the Conversion effective date or the Conversion transaction date, the Guaranteed minimum income benefit cannot convert to the Guaranteed withdrawal benefit for life. If you want to convert your Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life, you must pay off the loan before the Conversion effective date. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of the loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VI later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix VIII for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

If you elected a guaranteed benefit that provides a 4% (or greater) roll-up, a loan will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 2% with respect to amounts allocated to the loan reserve account. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Effect of your account value falling to zero" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal

                             ACCESSING YOUR MONEY
charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

..   disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;

..   any disbursement requested within 30 days of a change to the address;

..   any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request;

..   any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE. NOTARIZATION WILL NOT SUBSTITUTE FOR A MEDALLION SIGNATURE GUARANTEE.


YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization." You must annuitize by your annuity maturity date, as discussed later in this section. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits, including any enhanced death benefit and any other guaranteed benefits, will terminate and your contract will be converted to a supplemental payout annuity contract ("payout option") that provides periodic payments, as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms, provided that your account value is greater than zero on the exercise date. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of payout annuity options. We may offer other payout options not outlined here. Your financial professional can provide details. Please see Appendix VI later in this Prospectus for variations that may apply in your state.


You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus). If the Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

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Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
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..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies

                             ACCESSING YOUR MONEY
   before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(FOR THE PURPOSES OF THIS SECTION, PLEASE NOTE THAT WITHDRAWAL CHARGES DO NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

There is no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial Annuitization" in "Tax Information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

Except with respect to the Income Manager(R), where payments are made on the 15th day of the month, you can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R), Accumulator(R) Elite/SM/ or Accumulator(R) Select/SM/ contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus/SM/ contract date. Please see Appendix VI later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at anytime. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity. Please note that the aggregate payments you would receive from this form of annuity during the period certain may be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization.

On the annuity maturity date, other than the Guaranteed withdrawal benefit for life and its associated minimum death benefit (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The

                             ACCESSING YOUR MONEY
annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.

5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):             0.80%
   Accumulator(R) Plus/SM/:    0.95%
   Accumulator(R) Elite/SM/:   1.10%
   Accumulator(R) Select/SM/:  1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same mortality and expense risks charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):             0.30%
   Accumulator(R) Plus/SM/:    0.35%
   Accumulator(R) Elite/SM/:   0.30%
   Accumulator(R) Select/SM/:  0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge

                             CHARGES AND EXPENSES
shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):             0.20%
   Accumulator(R) Plus/SM/:    0.25%
   Accumulator(R) Elite/SM/:   0.25%
   Accumulator(R) Select/SM/:  0.35%

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE
(FOR ACCUMULATOR(R), ACCUMULATOR(R) PLUS/SM/ AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY )

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

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                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Accumulator(R)                                               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Accumulator(R)
Plus/SM/                                                     8%  8%  7%  7%  6%      5%  4%  3%      2%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Accumulator(R)
Elite/SM/                                                    8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge

                             CHARGES AND EXPENSES
percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. In the first contract year, the relevant benefit base is determined using all contributions received in the first 90 days of the contract year, for contracts in which the benefit is elected at issue. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. Although the Annual Ratchet to age 85 death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.00% of the greater of the 4% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this benefit to 1.15%. You will

                             CHARGES AND EXPENSES
be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

HOW WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the AXA Allocation Portfolios, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio (under certain contracts) and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state and the front cover of this Prospectus for more information as to which Portfolios are available under your contract) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 1.00% of the benefit base. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this benefit to 1.30%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value."

                             CHARGES AND EXPENSES

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. We deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. If the charge for the Guaranteed withdrawal benefit for life is less than 1.30%, an Annual Ratchet will result in the charge being increased to the maximum charge for the Guaranteed minimum income benefit (i.e., 1.30%). We will permit you to opt out of the ratchet if the charge increases. See "Guaranteed minimum income benefit charge" earlier in this section.

NET LOAN INTEREST CHARGE

We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. In no event will the net loan interest charge exceed 2.00%. See "Loans under Rollover TSA contracts" earlier in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

                             CHARGES AND EXPENSES

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

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WHEN WE USE THE TERMS OWNER AND JOINT OWNER, WE INTEND THESE TO BE REFERENCES
TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL IS NOT IN EFFECT, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS
APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF
THE CONTRACT HAS A NON-NATURAL OWNER.
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Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner. No death benefit will be payable upon or after the contract's Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

                           PAYMENT OF DEATH BENEFIT

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

   -- If you elected either the Annual Ratchet to age 85 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum

                           PAYMENT OF DEATH BENEFIT
      income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

   -- If you elected either the Annual Ratchet to age 85 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base WILL NOT BE INCREASED to equal your account value.

     . The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     . The charge for the Guaranteed minimum death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

   -- In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower than the Guaranteed minimum death benefit base on the date of your death, your account value WILL BE INCREASED to equal the Guaranteed minimum death benefit base.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus. If the GMIB continues, the charge for the GMIB will continue to apply.

..   If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life at age 85 dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 85. If the surviving spouse is age 75 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

                           PAYMENT OF DEATH BENEFIT

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is

                           PAYMENT OF DEATH BENEFIT
made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                           PAYMENT OF DEATH BENEFIT

7. Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.



CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix VIII later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

                                TAX INFORMATION

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.

Annuitization under an Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies). Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes as discussed above. (This includes Guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could

                                TAX INFORMATION
be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts.The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying

                                TAX INFORMATION
investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional Inherited IRA and Inherited Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACTS ARE NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

                                TAX INFORMATION

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2018 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2018). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate

                                TAX INFORMATION
payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or


..   certain death benefit payments to a beneficiary who is not your surviving spouse; or


..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12 month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12 month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publications 590-A and 590-B for more details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

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TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. We no longer permit you to direct AXA Equitable to make a distribution directly to a charitable organization you request, in accordance with an interpretation of recent non-tax regulatory changes.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

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ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our re cords show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your

                                TAX INFORMATION

IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in the Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000. With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular

                                TAX INFORMATION

Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12 month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.



The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to

                                TAX INFORMATION
the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.


Conversion rollover contributions to Roth IRAs cannot be recharacterized.


To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

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BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


TAX WITHHOLDING AND INFORMATION REPORTING

STATUS FOR INCOME TAX PURPOSES; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

TAX WITHHOLDING. We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number, a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

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SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions and limit transfers to any of the variable investment options; and

(9)to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more

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of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VI later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, AIP will be automatically terminated. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

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   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

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CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.


We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).


Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the

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day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two single life contracts. If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your Guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts may also be sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Distributors ("Selling broker-dealers").


AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial

                               MORE INFORMATION
professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA and other federal and state regulatory authorities, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.


AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs;

                               MORE INFORMATION
advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2017) received additional payments. These additional payments ranged from $2,068.25 to $5,709,995.36. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.


1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services

BBVA Securities, Inc.

Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.

CETERA Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network
CUNA Brokerage Services

CUSO Financial Services, L.P.
Equity Services, Inc.

Farmer's Financial Solution

FTB Advisors, Inc.
Geneos Wealth Management

Gradient Securities, LLC
H.D. Vest Investment Securities, Inc.


Independent Financial Group, LLC

Infinex Investments Inc.
Investment Professionals, Inc.

Janney Montgomery Scott LLC
Kestra Investments, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC


Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

LPL Network

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.

National Planning Holding Corp.

PlanMember
PNC Investments

Primerica Financial Services, Inc.

Questar Capital Corporation

Raymond James

RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
SIGMA Financial Corporation
Signator Investors, Inc.

The Advisor Group (AIG)
U.S. Bank Center

UBS Financial Services, Inc.
Valmark Securities, Inc.

Voya Financial
Wells Fargo

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------




The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.92 $ 15.19 $ 14.29 $ 14.11 $ 14.07 $ 12.84 $ 12.36 $ 12.36 $ 11.42 $  9.92
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,648   1,761   1,993   2,168   2,329   2,496   2,756   2,379   2,024   1,668
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $116.64 $101.78 $ 83.65 $ 89.88 $ 88.35 $ 64.35 $ 55.32 $ 58.08 $ 44.36 $ 31.77
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,465   1,615   1,762   1,937   2,180   2,397   2,477   2,518   2,346   1,862
------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.53 $ 13.65 $ 11.56 $ 12.09 $ 11.25      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,148   2,392   2,545   2,587   2,940      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.37 $ 13.68 $ 11.50 $ 12.27 $ 11.95      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,102   3,485   3,811   4,027   4,902      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.92 $ 16.95 $ 15.78 $ 16.28 $ 15.75 $ 12.62 $ 11.20 $ 12.27 $ 10.99 $  8.75
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    30,721  33,032  36,661  39,289  44,531  50,003  53,670  56,888  58,442  49,051
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.54 $ 13.07 $ 12.86 $ 13.06 $ 12.90 $ 12.52 $ 12.13 $ 12.06 $ 11.39 $ 10.51
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,229  14,968  16,854  18,363  22,105  29,364  27,990  27,081  27,962  16,158
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.29 $ 14.23 $ 13.77 $ 14.04 $ 13.79 $ 12.67 $ 11.96 $ 12.20 $ 11.34 $ 10.04
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,321  13,574  15,269  17,404  20,527  24,316  25,466  27,334  27,256  17,697
------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 35.36 $ 28.41 $ 27.55 $ 28.40 $ 28.30 $ 23.82 $ 20.63 $ 23.84 $ 21.67 $ 14.63
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,373   4,842   5,354   5,872   6,808   5,796   6,177   6,593   6,856   5,722
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.85 $ 14.32 $ 14.48 $ 15.33 $ 16.57 $ 14.28 $ 12.44 $ 15.18 $ 14.08 $ 10.54
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,332   9,043   9,920  10,461  11,698   5,469   5,782   5,762   5,399   3,339
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.80 $ 14.61 $ 14.70 $ 15.38 $ 16.78 $ 14.25 $ 12.29 $ 14.85 $ 14.19 $ 11.04
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,009   3,329   3,560   3,651   3,891   4,356   4,719   4,897   4,627   3,778
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.20 $ 20.10 $ 18.54 $ 18.72 $ 16.99 $ 13.09 $ 11.53 $ 12.20 $ 10.82 $  8.67
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,217   8,147   9,109   9,944  11,496     688     704     636     588     365
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------------
                                          2017    2016     2015     2014     2013     2012     2011     2010     2009     2008
--------------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.00 $ 22.74 $  21.83 $  21.26 $  19.39 $  14.51 $  12.93 $  13.60 $  12.04 $   9.04
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,590  15,197   17,268   19,370   22,792    4,339    4,629    1,994    1,863    1,333
--------------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.95 $ 17.76 $  15.60 $  16.47 $  14.87       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,640  16,323   18,206   20,281   23,486       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.07 $ 24.42 $  21.03 $  22.08 $  20.18 $  15.36 $  13.12 $  14.68 $  12.15 $   9.06
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,138   5,680    6,390    7,044    8,025    6,944    7,540    8,296    9,184    1,612
--------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.23 $ 14.80 $  14.24 $  14.55 $  14.31 $  12.82 $  11.94 $  12.39 $  11.42 $   9.89
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    59,491  66,003   74,759   83,289   96,339  111,818  118,023  126,015  127,613   84,689
--------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.20 $ 16.93 $  15.99 $  16.41 $  16.02 $  13.55 $  12.31 $  13.12 $  11.92 $   9.90
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    81,792  89,897  101,038  110,962  127,540  147,400  159,713  169,708  175,685  141,905
--------------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.30 $  9.40 $   9.51 $   9.68 $   9.86       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,140   8,667    9,572   10,553   12,464       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.85 $ 26.30 $  23.67 $  24.70 $  24.16 $  17.72 $  15.53 $  15.84 $  12.04 $   8.99
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,976   2,095    2,376    2,458    2,885    3,306    3,319    3,127    2,475    2,070
--------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.57 $ 13.42 $  12.31 $  12.87 $  12.27 $  10.85 $   9.89 $  10.01 $   9.11 $   7.07
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,885   8,423    9,179    9,683    9,336    9,124    8,799    9,074    9,627    8,899
--------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.47 $ 15.84 $  12.86 $  13.94 $  13.82 $  10.25 $   8.89 $   9.96 $   8.12 $   6.42
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,948   2,133    2,324    2,549    3,170    3,707    3,891    3,834    3,612    2,521
--------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.04 $ 11.49 $  10.63 $  11.08 $  10.64 $   8.75 $   7.73 $   8.19 $   7.52 $   5.93
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    25,261  27,853   31,440   34,062   38,322   44,245   47,962   51,107   53,600   48,476
--------------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.73 $ 19.59 $  20.74 $  22.24 $  22.69 $  16.59 $  15.46 $  16.97 $  13.00 $   8.38
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,924   3,241    3,592    4,045    4,640    5,514    5,727    5,277    4,560    3,390
--------------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.96 $ 14.16 $  12.67 $  13.15 $  12.15 $   9.52 $   8.45 $   8.96 $   8.11 $   6.57
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,234   2,518    2,843    3,146    3,620    4,269    4,724    5,245    5,808    5,798
--------------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.80 $ 11.53 $  11.09 $  11.54 $  11.57 $   9.23 $   7.84 $   8.66 $   8.13 $   6.33
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,711   4,152    4,660    4,830    4,902    4,757    4,890    5,019    5,026    4,870
--------------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009   2008
----------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.71 $ 19.94 $ 18.09 $ 18.34 $ 16.58 $ 12.68 $ 11.11 $ 11.20 $ 9.79 $ 7.73
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,604   3,907   4,327   4,508   5,166   5,761   6,092   6,298  6,300  3,919
----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.77 $ 10.76 $ 10.75 $ 10.85 $ 10.73 $ 11.05 $ 10.85 $ 10.49 $10.05 $ 9.91
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,361  16,060  16,903  17,759  19,216  11,514  10,017  10,201  9,215  3,840
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.40 $ 22.10 $ 20.13 $ 20.23 $ 18.15 $ 13.98 $ 12.29 $ 12.27 $10.87 $ 8.75
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,043   9,452   9,467   9,607   9,644   9,443   9,406   9,058  8,430  4,505
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.78 $ 10.88 $ 10.97 $ 11.07 $ 11.05 $ 11.38 $ 11.42 $ 10.99 $10.68 $11.07
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,211   3,571   3,594   3,611   4,075   5,806   5,722   4,344  4,131  2,411
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.37 $ 13.46 $ 13.34 $ 13.81 $ 15.03 $ 12.54 $ 10.93 $ 12.61 $12.14 $ 9.68
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,187   6,310   6,793   6,509   6,582   6,533   6,997   7,476  7,762  7,019
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 30.77 $ 24.12 $ 22.98 $ 22.20 $ 20.04      --      --      --     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,167   3,301   3,323   2,957   2,586      --      --      --     --     --
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.71 $ 10.50 $  9.13 $  9.68 $  8.71 $  6.71 $  5.83 $  5.92 $ 5.24 $ 4.45
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,310   6,860   7,455   7,885   6,966   6,475   7,147   3,116  2,573  1,673
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.07 $ 23.75 $ 20.06 $ 20.93 $ 19.45 $ 14.87 $ 12.87 $ 13.36 $10.76 $ 8.00
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,989   4,295   4,635   4,545   4,905   5,124   5,047   5,233  5,325  3,947
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.52 $  9.61 $  9.73 $  9.86 $  9.99 $ 10.12 $ 10.26 $ 10.39 $10.53 $10.67
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,484   2,604   3,101   3,394   6,043   6,061   5,652   5,496  8,093  6,707
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.99 $ 10.98 $ 10.99 $ 11.11 $ 10.94      --      --      --     --     --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,376  14,485  16,106  18,009  20,031      --      --      --     --     --
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.66 $ 24.58 $ 20.66 $ 21.94 $ 21.20 $ 15.63 $ 13.70 $ 14.46 $11.64 $ 9.35
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,986   3,215   3,570   3,761   4,106   4,556   4,801   5,026  4,873  2,215
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.62 $ 24.48 $ 22.77 $ 21.70 $ 19.36 $ 14.47 $ 12.92 $ 13.76 $11.84 $ 7.57
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,356   2,526   2,870   2,863   2,890   3,481   3,374   3,303  3,012  1,902
----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.40 $14.75 $13.94 $13.82 $13.83 $12.67 $12.25 $12.30 $11.41 $ 9.95
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      147    164    196    264    368    442    561    286    248    305
--------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $66.75 $58.49 $48.26 $52.07 $51.39 $37.58 $32.44 $34.20 $26.23 $18.86
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      412    457    514    594    637    609    624    678    666    610
--------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.24 $13.45 $11.43 $12.01 $11.23     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      549    555    621    772  1,319     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.08 $13.48 $11.37 $12.19 $11.92     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      687    774    887    887  1,025     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.75 $16.87 $15.78 $16.34 $15.87 $12.77 $11.38 $12.51 $11.26 $ 9.00
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,770  4,204  4,914  4,910  5,337  5,804  6,354  7,808  8,368  8,484
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.77 $12.38 $12.23 $12.48 $12.37 $12.06 $11.73 $11.71 $11.11 $10.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,519  3,193  3,118  3,498  4,156  6,559  7,073  6,707  7,276  5,824
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.43 $13.48 $13.10 $13.41 $13.22 $12.20 $11.56 $11.85 $11.05 $ 9.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,105  2,415  2,602  3,128  3,311  4,368  4,888  4,498  4,925  4,505
--------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $24.86 $20.06 $19.53 $20.22 $20.22 $17.09 $14.86 $17.25 $15.74 $10.67
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      853    935  1,105  1,216  1,438  1,036  1,149  1,440  1,600  1,528
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.17 $11.41 $11.58 $12.32 $13.37 $11.57 $10.12 $12.39 $11.54 $ 8.68
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,716  1,902  2,110  2,384  2,740  1,808  2,069  2,230  2,278  2,341
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $20.88 $17.21 $17.38 $18.26 $20.01 $17.06 $14.77 $17.93 $17.19 $13.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      543    587    667    708    630    751    843    914    984  1,000
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.39 $14.50 $13.43 $13.62 $12.41 $ 9.60 $ 8.49 $ 9.02 $ 8.03 $ 6.46
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,139  2,469  2,846  3,196  3,676    277    284    330    367    389
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $31.11 $24.49 $23.61 $23.09 $21.14 $15.89 $14.21 $15.00 $13.34 $10.06
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,112  2,387  2,804  3,163  4,038    924  1,071    204    249    298
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.78 $19.46 $17.16 $18.19 $16.49     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,579  2,900  3,293  3,718  4,641     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.08 $ 25.43 $ 21.99 $ 23.19 $ 21.28 $ 16.26 $ 13.95 $ 15.67 $ 13.01 $  9.74
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,151   1,295   1,481   1,535   1,593   1,445   1,617   1,830   2,158     902
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 56.70 $ 51.94 $ 50.15 $ 51.47 $ 50.82 $ 45.70 $ 42.73 $ 44.54 $ 41.22 $ 35.84
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,925   2,183   2,446   2,798   3,211   3,732   3,918   4,434   4,527   4,019
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.11 $ 16.04 $ 15.21 $ 15.67 $ 15.37 $ 13.05 $ 11.90 $ 12.74 $ 11.62 $  9.69
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,869  13,349  15,224  17,113  19,057  20,839  22,803  24,918  27,631  27,177
------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.13 $  9.26 $  9.41 $  9.62 $  9.84      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,556   1,738   1,927   2,048   2,365      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 37.41 $ 31.02 $ 28.03 $ 29.37 $ 28.85 $ 21.24 $ 18.69 $ 19.14 $ 14.61 $ 10.96
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       357     401     473     497     423     427     418     455     346     421
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.92 $ 12.87 $ 11.86 $ 12.44 $ 11.91 $ 10.58 $  9.68 $  9.83 $  8.99 $  7.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,057   2,041   1,941   2,227   1,952   2,157   1,654   1,643   1,908   1,649
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.69 $ 15.19 $ 12.38 $ 13.47 $ 13.42 $  9.99 $  8.70 $  9.78 $  8.01 $  6.36
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       269     305     321     348     370     281     379     382     380     377
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.49 $ 11.05 $ 10.27 $ 10.74 $ 10.36 $  8.55 $  7.58 $  8.07 $  7.44 $  5.89
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,751   2,893   3,436   3,709   3,972   3,946   4,136   4,481   4,971   5,195
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.49 $ 18.68 $ 19.87 $ 21.38 $ 21.91 $ 16.09 $ 15.05 $ 16.59 $ 12.75 $  8.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       502     525     656     786     835     870     927     889     885     695
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.24 $ 13.58 $ 12.20 $ 12.72 $ 11.79 $  9.28 $  8.27 $  8.80 $  8.00 $  6.50
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       436     435     501     581     637     898   1,002    1238    1402    1644
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.18 $ 11.06 $ 10.68 $ 11.16 $ 11.23 $  9.00 $  7.67 $  8.51 $  8.02 $  6.27
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,383   1,540   1,781   1,730   1,477     634     657     694     735     848
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $397.68 $335.80 $305.83 $311.29 $282.60 $217.02 $191.00 $193.27 $169.68 $134.51
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        29      32      35      38      42      41      45      55      60      63
------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.20 $ 13.23 $ 13.27 $ 13.45 $ 13.36 $ 13.81 $ 13.62 $ 13.22 $ 12.71 $ 12.59
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,201   2,538   2,714   2,721   2,894   1,402   1,354   1,424   1,504   1,216
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $52.97 $44.52 $40.71 $41.09 $37.00 $28.62 $25.27 $25.32 $22.52 $18.20
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,508  1,590  1,648  1,794  2,025  1,509  1,194   1278   1432   1308
--------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.98 $18.23 $18.46 $18.70 $18.74 $19.38 $19.52 $18.86 $18.41 $19.16
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      227    230    223    255    317    470    458    948    875    948
--------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.33 $12.65 $12.60 $13.09 $14.31  11.98  10.48  12.15  11.74    9.4
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,013  2,039  2,219  2,215  1,905   1245   1332   1511   1714   1924
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.27 $12.80 $12.25 $11.88 $10.77     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,444  1,477  1,661  1,588  1,619     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.14 $10.03 $ 8.76 $ 9.32 $ 8.42 $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,594  2,856  2,931  3,122  2,839  1,321  1,412    832    868    847
--------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.71 $19.12 $16.22 $16.99 $15.86 $12.17 $10.57 $11.02 $ 8.92 $ 6.66
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,420  1,525  1,666  1,709  1,646  1,423  1,481   1672  1,781  1,863
--------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $23.88 $24.20 $24.61 $25.04 $25.47 $25.91 $26.36 $26.82 $27.28 $27.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      264    321    334    350    426    514    623    729   1227   1943
--------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.31 $15.36 $15.44 $15.67 $15.49     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,608  1,739  2,008  2,174  2,473     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $29.58 $26.39 $22.27 $23.74 $23.04 $17.05 $15.01 $15.91 $12.86 $10.37
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      600    647    696    761    821    733    734    850  1,024    720
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.94 $19.70 $18.39 $17.60 $15.77 $11.83 $10.61 $11.34 $ 9.80 $ 6.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      479    439    525    503    487    572    579    705    766    462
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts(1)

--------------------------------------------------------------------------------

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

All payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 4% (or 5% or 6%, if applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.
-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contract owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contract is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------------
                                   6% ROLL-UP TO    5% ROLL-UP TO    4% ROLL-UP TO
END OF CONTRACT                   AGE 85 BENEFIT   AGE 85 BENEFIT   AGE 85 BENEFIT   ANNUAL RATCHET TO AGE 85
     YEAR         ACCOUNT VALUE        BASE             BASE             BASE             BENEFIT BASE
-------------------------------------------------------------------------------------------------------------
       1            $104,000       $106,000/(4)/    $105,000/(6)/    $104,000/(8)/        $104,000/(1)/
-------------------------------------------------------------------------------------------------------------
       2            $114,400       $112,360/(3)/    $110,250/(5)/    $108,160/(7)/        $114,400/(1)/
-------------------------------------------------------------------------------------------------------------
       3            $128,128       $119,102/(3)/    $115,763/(5)/    $112,486/(7)/        $128,128/(1)/
-------------------------------------------------------------------------------------------------------------
       4            $102,502       $126,248/(3)/    $121,551/(5)/    $116,986/(7)/        $128,128/(2)/
-------------------------------------------------------------------------------------------------------------
       5            $112,753       $133,823/(4)/    $127,628/(5)/    $121,665/(7)/        $128,128/(2)/
-------------------------------------------------------------------------------------------------------------
       6            $126,283       $141,852/(4)/    $134,010/(6)/    $126,532/(7)/        $128,128/(2)/
-------------------------------------------------------------------------------------------------------------
       7            $126,283       $150,363/(4)/    $140,710/(6)/    $131,593/(8)/        $128,128/(2)/
-------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 2 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 1, 6 and 7, the enhanced death benefit will be based on the 5% Roll-Up to age 85.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(7)At the end of contract years 2 through 6, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(8)At the end of contract years 1 and 7, the enhanced death benefit will be based on the 4% Roll-Up to age 85.

                                     III-1

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------------
                                   6% ROLL-UP TO    5% ROLL-UP TO    4% ROLL-UP TO
END OF CONTRACT                   AGE 85 BENEFIT   AGE 85 BENEFIT   AGE 85 BENEFIT   ANNUAL RATCHET TO AGE 85
     YEAR         ACCOUNT VALUE        BASE             BASE             BASE             BENEFIT BASE
-------------------------------------------------------------------------------------------------------------
       1            $108,160       $106,000/(3)/    $105,000/(5)/    $104,000/(7)/        $108,160/(1)/
-------------------------------------------------------------------------------------------------------------
       2            $118,976       $112,360/(3)/    $110,250/(5)/    $108,160/(7)/        $118,976/(1)/
-------------------------------------------------------------------------------------------------------------
       3            $133,253       $119,102/(3)/    $115,763/(5)/    $112,486/(7)/        $133,253/(1)/
-------------------------------------------------------------------------------------------------------------
       4            $106,603       $126,248/(3)/    $121,551/(5)/    $116,986/(7)/        $133,253/(2)/
-------------------------------------------------------------------------------------------------------------
       5            $117,263       $133,823/(4)/    $127,628/(5)/    $121,665/(7)/        $133,253/(2)/
-------------------------------------------------------------------------------------------------------------
       6            $131,334       $141,852/(4)/    $134,010/(6)/    $126,532/(7)/        $133,253/(2)/
-------------------------------------------------------------------------------------------------------------
       7            $131,334       $150,363/(4)/    $140,710/(6)/    $131,593/(7)/        $133,253/(2)/
-------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 5 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 5% Roll-Up to age 85.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(7)At the end of contract years 1 through 7, the enhanced death benefit will be based on the Annual Ratchet to age 85.

                                     III-2

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------



ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 4% Roll-Up to age 85 or the Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 85, under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution to variable investment options that roll-up at 4% only and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.17)% and 3.83% for Accumulator(R) contracts; (2.42)% and 3.58% for Accumulator(R) Plus/SM/ contracts; (2.52)% and 3.48% for Accumulator(R) Elite/SM/ contracts; and (2.57)% and 3.43% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 85 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.


The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.34%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.28% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)


$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 4% ROLL-UP
                                            TO AGE 85 OR THE                           LIFETIME ANNUAL   LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS    INCOME BENEFIT:   INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%          0%        6%     0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000    100,000   100,000      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     95,408 101,387 88,408  94,387 104,000    104,000    105,600   105,600      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     90,847 102,738 83,847  95,738 108,160    108,160    111,424   111,424      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     86,315 104,050 80,315  98,050 112,486    112,486    117,481   117,481      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     81,807 105,317 75,807  99,317 116,986    116,986    123,780   123,780      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     77,318 106,535 72,318 101,535 121,665    121,665    130,331   130,331      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     72,845 107,697 69,845 104,697 126,532    126,532    137,145   137,145      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     68,383 108,799 67,383 107,799 131,593    131,593    144,230   144,230      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     63,928 109,833 63,928 109,833 136,857    136,857    151,600   151,600      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     59,475 110,794 59,475 110,794 142,331    142,331    159,264   159,264      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     55,020 111,674 55,020 111,674 148,024    148,024    167,234   167,234    7,298       7,298  7,298     7,298
----------------------------------------------------------------------------------------------------------------------------
75     15     32,441 114,595 32,441 114,595 180,094    180,094    212,132   212,132   10,067      10,067 10,067    10,067
----------------------------------------------------------------------------------------------------------------------------
80     20      9,089 114,195  9,089 114,195 219,112    219,112    266,757   266,757   13,936      13,936 13,936    13,936
----------------------------------------------------------------------------------------------------------------------------
85     25          0 109,023      0 109,023       0    266,584          0   314,229       NA/(2)/ 21,033      0    21,033
----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


--------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 4% ROLL-UP
                                        TO AGE 85 OR THE
                                        ANNUAL RATCHET         TOTAL DEATH BENEFIT
    CONTRACT                            TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE  MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%    0%          6%         0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
85     25    0     109,023  0   109,023 0         266,584      0        314,229     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------
90     30    0      99,298  0    99,298 0         266,584      0        314,229     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------
95     35    0      87,904  0    87,904 0         266,584      0        314,229     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------
 0      0    0           0  0         0 0               0      0              0     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 4% ROLL-UP
                                            TO AGE 85 OR THE                           LIFETIME ANNUAL   LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS    INCOME BENEFIT:   INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%          0%        6%     0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000    100,000    100,000   100,000      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     99,048 105,241 91,048  97,241 104,000    105,241    105,600   107,338      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     94,150 106,438 86,150  98,438 108,160    109,451    111,424   113,231      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     89,300 107,586 82,300 100,586 112,486    113,829    117,481   119,361      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     84,494 108,680 77,494 101,680 116,986    118,382    123,780   125,735      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     79,727 109,715 73,727 103,715 121,665    123,117    130,331   132,364      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     74,995 110,684 69,995 105,684 126,532    128,042    137,145   139,259      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     70,292 111,582 66,292 107,582 131,593    133,164    144,230   146,429      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     65,614 112,402 62,614 109,402 136,857    138,490    151,600   153,887      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     60,955 113,138 58,955 111,138 142,331    144,030    159,264   161,642      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     56,312 113,783 56,312 113,783 148,024    149,791    167,234   169,708    7,298       7,385  7,298     7,385
----------------------------------------------------------------------------------------------------------------------------
75     15     33,051 115,351 33,051 115,351 180,094    182,244    212,132   215,142   10,067      10,187 10,067    10,187
----------------------------------------------------------------------------------------------------------------------------
80     20      9,350 113,300  9,350 113,300 219,112    221,728    266,757   270,419   13,936      14,102 13,936    14,102
----------------------------------------------------------------------------------------------------------------------------
85     25          0 106,164      0 106,164       0    269,766          0   318,457       NA/(2)/ 21,285      0    21,285
----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


--------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 4% ROLL-UP
                                        TO AGE 85 OR THE
                                        ANNUAL RATCHET         TOTAL DEATH BENEFIT
    CONTRACT                            TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE  MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%    0%          6%         0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
85     25    0     106,164  0   106,164 0         269,766      0        318,457     0    269,766  0       10,791
--------------------------------------------------------------------------------------------------------------------
90     30    0      94,258  0    94,258 0         269,766      0        318,457     0    269,766  0       10,791
--------------------------------------------------------------------------------------------------------------------
95     35    0      80,477  0    80,477 0         269,766      0        318,457     0    269,766  0       10,791
--------------------------------------------------------------------------------------------------------------------
 0      0    0           0  0         0 0               0      0              0     0    269,766  0       10,791
--------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT EARNINGS
   ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 4% ROLL-UP
                                            TO AGE 85 OR THE                           LIFETIME ANNUAL   LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS    INCOME BENEFIT:   INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%          0%        6%     0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000    100,000    100,000   100,000      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     95,059 101,038 87,059  93,038 104,000    104,000    105,600   105,600      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     90,176 102,025 83,176  95,025 108,160    108,160    111,424   111,424      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     85,346 102,956 79,346  96,956 112,486    112,486    117,481   117,481      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     80,564 103,826 75,564  98,826 116,986    116,986    123,780   123,780      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     75,826 104,630 75,826 104,630 121,665    121,665    130,331   130,331      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     71,126 105,362 71,126 105,362 126,532    126,532    137,145   137,145      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     66,459 106,015 66,459 106,015 131,593    131,593    144,230   144,230      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     61,820 106,583 61,820 106,583 136,857    136,857    151,600   151,600      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     57,205 107,059 57,205 107,059 142,331    142,331    159,264   159,264      N/A         N/A    N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     52,608 107,437 52,608 107,437 148,024    148,024    167,234   167,234    7,298       7,298  7,298     7,298
----------------------------------------------------------------------------------------------------------------------------
75     15     29,600 107,556 29,600 107,556 180,094    180,094    212,132   212,132   10,067      10,067 10,067    10,067
----------------------------------------------------------------------------------------------------------------------------
80     20      6,255 103,859  6,255 103,859 219,112    219,112    266,757   266,757   13,936      13,936 13,936    13,936
----------------------------------------------------------------------------------------------------------------------------
85     25          0  94,882      0  94,882       0    266,584          0   314,229       NA/(2)/ 21,033      0    21,033
----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


-------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 4% ROLL-UP
                                       TO AGE 85 OR THE
                                       ANNUAL RATCHET         TOTAL DEATH BENEFIT
    CONTRACT                           TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%         0%         6%        0%     6%     0%        6%
-------------------------------------------------------------------------------------------------------------------
85     25    0     94,882   0   94,882 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
90     30    0     81,062   0   81,062 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
95     35    0     65,143   0   65,143 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
 0      0    0          0   0        0 0               0      0              0     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL
   BENEFIT FOR LIFE AT AGE 85


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 4% ROLL-UP
                                             TO AGE 85 OR THE                           LIFETIME ANNUAL   LIFETIME ANNUAL
                                             ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED  WITH THE EARNINGS    INCOME BENEFIT:   INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%         6%         0%        6%          0%        6%     0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000    100,000    100,000   100,000      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     95,009 100,988  95,009 100,988 104,000    104,000    105,600   105,600      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     90,080 101,923  90,080 101,923 108,160    108,160    111,424   111,424      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     85,208 102,800  85,208 102,800 112,486    112,486    117,481   117,481      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     80,388 103,615  80,388 103,615 116,986    116,986    123,780   123,780      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     75,615 104,360  75,615 104,360 121,665    121,665    130,331   130,331      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     70,883 105,031  70,883 105,031 126,532    126,532    137,145   137,145      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     66,188 105,622  66,188 105,622 131,593    131,593    144,230   144,230      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     61,524 106,125  61,524 106,125 136,857    136,857    151,600   151,600      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     56,886 106,534  56,886 106,534 142,331    142,331    159,264   159,264      N/A         N/A    N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     52,270 106,842  52,270 106,842 148,024    148,024    167,234   167,234    7,298       7,298  7,298     7,298
-----------------------------------------------------------------------------------------------------------------------------
75     15     29,207 106,579  29,207 106,579 180,094    180,094    212,132   212,132   10,067      10,067 10,067    10,067
-----------------------------------------------------------------------------------------------------------------------------
80     20      5,869 102,441   5,869 102,441 219,112    219,112    266,757   266,757   13,936      13,936 13,936    13,936
-----------------------------------------------------------------------------------------------------------------------------
85     25          0  92,965       0  92,965       0    266,584          0   314,229       NA/(2)/ 21,033      0    21,033
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


-------------------------------------------------------------------------------------------------------------------
                                       GREATER OF 4% ROLL-UP
                                       TO AGE 85 OR THE
                                       ANNUAL RATCHET         TOTAL DEATH BENEFIT
    CONTRACT                           TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE   YEAR   ACCOUNT VALUE  CASH VALUE MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
             0%      6%     0%    6%   0%          6%         0%         6%        0%     6%     0%        6%
-------------------------------------------------------------------------------------------------------------------
85     25    0     92,965   0   92,965 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
90     30    0     78,623   0   78,623 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
95     35    0     62,143   0   62,143 0         266,584      0        314,229     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------
 0      0    0          0   0        0 0               0      0              0     0    266,584  0       10,663
-------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000         100,000          100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000         104,000          104,000
    withdrawal.*
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000           4,000            4,000
    EARNINGS: death benefit less net
    contributions (prior to the
    withdrawal in D). B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0             3,000            6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0               0              2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS GREATER OF D MINUS C OR
    ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000         100,000           98,000
    the withdrawal in D) A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000        101,000**         98,000**
    withdrawal in D) B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000           1,000              0
    CONTRIBUTIONS G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%             40%              40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT H          1,600            400               0
    TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600         101,400           98,000
    Earnings enhancement benefit G
    PLUS J
-----------------------------------------------------------------------------------------

* The death benefit is the greater of the account value or any applicable death benefit.
** Assumes no earnings on the contract and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

               APPENDIX V: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the states of Florida and Texas. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

--------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
--------------------------------------------------------------------------
CALIFORNIA   See "Contract features    If you reside in the state of
             and benefits"--"Your      California and you are age 60 and
             right to cancel within a  older at the time the contract is
             certain number of days"   issued, you may return your
                                       variable annuity contract within
                                       30 days from the date that you
                                       receive it and receive a refund as
                                       described below.
                                       If you allocate your entire
                                       initial contribution to the
                                       EQ/Money Market option (and/or
                                       guaranteed interest option, if
                                       available), the amount of your
                                       refund will be equal to your
                                       contribution, unless you make a
                                       transfer, in which case the amount
                                       of your refund will be equal to
                                       your account value on the date we
                                       receive your request to cancel at
                                       our processing office. This amount
                                       could be less than your initial
                                       contribution. If the Principal
                                       guarantee benefit is elected, the
                                       investment allocation during the
                                       30 day free look period is limited
                                       to the guaranteed interest option.
                                       If you allocate any portion of
                                       your initial contribution to the
                                       variable investment options (other
                                       than the EQ/Money Market option),
                                       your refund will be equal to your
                                       account value on the date we
                                       receive your request to cancel at
                                       our processing office.
--------------------------------------------------------------------------
CONNECTICUT  See "Loans under          The method for determining the TSA
             Rollover TSA contracts"   loan rate is based on Moody's
             in "Accessing your money" Corporate Bond Yield Average. The rate change increment cannot be
                                       less than  1/2 of 1% per year.
--------------------------------------------------------------------------
FLORIDA      See "Contract features    The following information replaces
             and benefits" in          the second bullet of the final set
             "Credits" (For            of bullets in this section:
             Accumulator(R) Plus/SM
             /contracts only)
                                       .   You may annuitize your
                                           contract after thirteen
                                           months, however, if you elect
                                           to receive annuity payments
                                           within five years of the
                                           contract date, we will recover
                                           the credit that applies to any
                                           contribution made in that five
                                           years. If you start receiving
                                           annuity payments after five
                                           years from the contract date
                                           and within three years of
                                           making any contribution, we
                                           will recover the credit that
                                           applies to any contribution
                                           made within the prior three
                                           years.
--------------------------------------------------------------------------

                                     VI-1

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

------------------------------------------------------------------------------------------
 STATE                       FEATURES AND BENEFITS
------------------------------------------------------------------------------------------
FLORIDA                      See "Your right to cancel within a certain number of days"
(CONTINUED)                  in "Contract features and benefits"













------------------------------------------------------------------------------------------
ILLINOIS                     See "Credits" in "Contract features and benefits" (For
                             Accumulator(R) Plus/SM /contracts only)










                             See "Selecting an annuity payout option" under "Your annuity payout options" in " Accessing your money"



------------------------------------------------------------------------------------------
MASSACHUSETTS                Annual administrative charge
                             See "Disability, terminal illness or confinement to nursing home" under "Withdrawal charge" in "Charges and
                             expenses" (For Accumulator(R), Accumulator(R) Plus/SM /and
                             Accumulator(R) Elite/SM /contracts only)
                             See "Appendix IV: Hypothetical Illustrations"


------------------------------------------------------------------------------------------
MISSISSIPPI (Applicable      Automatic Investment Program
under Accumulator(R),
Accumulator(R) Plus/SM /and
Accumulator(R) Elite/SM/
contracts only)

                             QP (defined contribution and defined benefit) contracts
                             See "How you can contribute to your contract" in "Contract features and benefits" and "Appendix IX"

------------------------------------------------------------------------------------------
NEW YORK                     Earnings enhancement benefit
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
FEATURES AND BENEFITS                                        AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------------------------------------------
See "Your right to cancel within a certain number of days"   If you reside in the state of Florida and you are age 65
in "Contract features and benefits"                          or older at the time the contract is issued, you may
                                                             cancel your variable annuity contract and return it to
                                                             us within 21 days from the date that you receive it.
                                                             You will receive an unconditional refund equal to the
                                                             cash surrender value provided in the annuity contract,
                                                             plus any fees or charges deducted from the
                                                             contributions or imposed under the contract.
                                                             If you reside in the state of Florida and you are age
                                                             64 or younger at the time the contract is issued, you
                                                             may cancel your variable annuity contract and return
                                                             it to us within 14 days from the date that you receive
                                                             it. You will receive an unconditional refund equal to
                                                             your contributions, including any contract fees or
                                                             charges.
----------------------------------------------------------------------------------------------------------------------
See "Credits" in "Contract features and benefits" (For       The following information replaces the second bullet
Accumulator(R) Plus/SM /contracts only)                      of the final set of bullets in this section:
                                                             You may annuitize your contract after twelve
                                                                months, however, if you elect to receive annuity
                                                                payments within five years of the contract date,
                                                                we will recover the credit that applies to any
                                                                contribution made in the first five years. If you
                                                                start receiving annuity payments after five years
                                                                from the contract date and within three years of
                                                                making any contribution, we will recover the
                                                                credit that applies to any contribution made
                                                                within the prior three years.
See "Selecting an annuity payout option" under "Your         The following sentence replaces the first sentence of
annuity payout options" in " Accessing your money"           the second paragraph in this section:
                                                             You can choose the date annuity payments begin but
                                                             it may not be earlier than twelve months from the
                                                             Accumulator(R) Series contract date.
----------------------------------------------------------------------------------------------------------------------
Annual administrative charge                                 The annual administrative charge will not be deducted
See "Disability, terminal illness or confinement to nursing  from amounts allocated to the Guaranteed interest
home" under "Withdrawal charge" in "Charges and              option.
expenses" (For Accumulator(R), Accumulator(R) Plus/SM /and   This section is deleted in its entirety.
Accumulator(R) Elite/SM /contracts only)                     For contracts purchased after January 11, 2009, the
See "Appendix IV: Hypothetical Illustrations"                annuity purchase factors are applied on a unisex basis
                                                             in determining the amount payable upon the exercise
                                                             of the Guaranteed minimum income benefit.
----------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                 Not Available





QP (defined contribution and defined benefit) contracts      Not Available
See "How you can contribute to your contract" in "Contract   Additional contributions can only be made within the
features and benefits" and "Appendix IX"                     first year after the contract issue date. The 150% limit
                                                             does not apply.
----------------------------------------------------------------------------------------------------------------------
Earnings enhancement benefit                                 Not Available
----------------------------------------------------------------------------------------------------------------------

                                     VI-2

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS
-------------------------------------------------------------------------
NEW YORK     See "How you can contribute to your contract" in "Contract
(CONTINUED)  features and benefits" and "Appendix IX" (For
             Accumulator(R) contracts only)



----------------------------------------------------------------------------------------------------------------------
FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------------------------------------------
See "How you can contribute to your contract" in "Contract  For NQ, Rollover IRA, Roth Conversion IRA, Rollover
features and benefits" and "Appendix IX" (For               TSA and Flexible Premium Roth Conversion IRA
Accumulator(R) contracts only)                              contracts, no additional contributions are permitted
                                                            after the attainment of the age listed below based
                                                            upon the issue age, or, if later, the first contract date
                                                            anniversary, as follows:

                                                 Maximum
                                      Issue Age  Contribution age
                                      ---------  ----------------
                                      0-83       84
                                      84         85
                                      85         86

  "Indication of Intent" (For         The "Indication of Intent" approach to first year
  Accumulator(R) Plus/SM /contracts   contributions in connection with the contribution
  only)                               crediting rate is not available.
  See "Credits" in "Contract          If the owner (or older joint owner, if applicable) dies
  features and benefits" (For         during the one-year period following our receipt of a
  Accumulator(R) Plus/SM /contracts   contribution to which a credit was applied, we will
  only)                               recover all or a portion of the amount of such Credit
                                      from the account value, based on the number of full
                                      months that elapse between the time we receive the
                                      contribution and the owner's (or older joint owner's, if
                                      applicable) death, as follows:

                                      Number of  Percentage of
                                       Months       Credit
                                       ------       ------
                                          0          100%
                                          1          100%
                                          2           99%
                                          3           98%
                                          4           97%
                                          5           96%
                                          6           95%
                                          7           94%
                                          8           93%
                                          9           92%
                                         10           91%
                                         11           90%
                                         12           89%

                                      For Joint life GWBL contracts, we will only recover the
                                      credit if the second spouse dies within the one-year
                                      period following a contribution. We will not recover
                                      the credit on subsequent contributions made within 3
                                      years prior to annuitization.

  See "Guaranteed minimum death       The 5% Roll-Up to age 85 Guaranteed minimum
  benefit and Guaranteed minimum      income benefit base is capped at 250% of total
  income benefit base" in "Contract   contributions under the contract. If there is a Roll-Up
  features and benefits"              benefit base reset, the cap becomes 250% of the
                                      highest reset amount plus 250% of any subsequent
                                      contributions made after the reset. Withdrawals do
                                      not lower the cap.

  See "Guaranteed minimum death       The "Greater of 5% Roll-Up to age 85 or Annual
  benefit" in "Contract features and  Ratchet to age 85" enhanced death benefit is not
  benefits"                           available. All references to this benefit should be
                                      deleted in their entirety.
----------------------------------------------------------------------------------------------

                                     VI-3

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS
--------------------------------------------------------------------------
NEW YORK     See "Guaranteed withdrawal benefit for life ("GWBL")" in
(CONTINUED)  "Contract features and benefits" (For Accumulator(R)
             contracts only)










             See "Effect of Excess withdrawals" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits"







             See "The amount applied to purchase an annuity payout option" in "Accessing your money"


















             See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money"
















--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
FEATURES AND BENEFITS                                        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------
See "Guaranteed withdrawal benefit for life ("GWBL")" in     If you choose not to convert the Guaranteed minimum
"Contract features and benefits" (For Accumulator(R)         income benefit to the Guaranteed withdrawal benefit
contracts only)                                              for life at age 85, you will not be charged the
                                                             Guaranteed withdrawal benefit for life benefit charge,
                                                             and your variable investment options will not be
                                                             limited. However, your Guaranteed minimum death
                                                             benefit base will be reduced by any withdrawals on a
                                                             pro rata basis beginning at age 85, regardless of
                                                             whether you convert or not. See "How withdrawals
                                                             affect your Guaranteed minimum income benefit,
                                                             Guaranteed minimum death benefit and Principal
                                                             guarantee benefits" later in this Appendix.

See "Effect of Excess withdrawals" under "Guaranteed         If you make an Excess withdrawal, we will recalculate
withdrawal benefit for life ("GWBL")" in "Contract features  your GWBL benefit base and the Guaranteed annual
and benefits"                                                withdrawal amount, as follows:
                                                             The GWBL benefit base will be reduced pro rata
                                                                by the entire amount of the Excess withdrawal.
                                                             The Guaranteed annual withdrawal amount will
                                                                be recalculated to equal the Applicable
                                                                percentage multiplied by the reduced GWBL
                                                                benefit base.

See "The amount applied to purchase an annuity payout        FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM /CONTRACTS:
option" in "Accessing your money"

                                                             For fixed annuity period certain payout options only,
                                                             the amount applied to the annuity benefit is the
                                                             greater of the cash value or 95% of what the account
                                                             value would be if no withdrawal charge applied.

                                                             FOR ACCUMULATOR(R) PLUS/SM /CONTRACTS:

                                                             The amount applied to the annuity benefit is the
                                                             greater of the cash value or 95% of what the account
                                                             value would be if no withdrawal charge applied.

                                                             FOR ACCUMULATOR(R) SELECT/SM /CONTRACTS:

                                                             For fixed annuity period certain payout options only,
                                                             the amount applied to the annuity benefit is the
                                                             greater of the cash value or 95% of the account value.

See "How withdrawals affect your Guaranteed minimum          If you elect both (1) the Guaranteed minimum income
income benefit, Guaranteed minimum death benefit and         benefit and (2) the Annual Ratchet to age 85 enhanced
Principal guarantee benefits" in "Accessing your money"      death benefit, withdrawals (including any applicable
                                                             withdrawal charges) will reduce each of the benefits'
                                                             benefit bases on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is no more than
                                                             5% of the 5% Roll-Up to age 85 benefit base. Once a
                                                             withdrawal is taken that causes the sum of withdrawals
                                                             in a contract year to exceed 5% of the 5% Roll-Up to
                                                             age 85 benefit base on the most recent contract date
                                                             anniversary, that entire withdrawal (including any
                                                             required minimum distributions) and any subsequent
                                                             withdrawals in that same contract year will reduce the
                                                             benefit bases on a pro rata basis. In all contract years
                                                             beginning after your 85th birthday, or earlier if you drop the Guaranteed minimum income benefit after issue,
                                                             the Annual Ratchet to age 85 Guaranteed minimum
                                                             death benefit base will be reduced on a pro rata basis
                                                             by any withdrawals.
------------------------------------------------------------------------------------------------------------------------

                                     VI-4

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------------------------
NEW YORK                               If you elect (1) the Guaranteed minimum income benefit and
(CONTINUED)                            (2) the Standard death benefit, withdrawals (including any applicable withdrawal charges) will reduce the 5% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85
                                       benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is no more than 5% of the
                                       5% Roll-Up to age 85 benefit base. Once a withdrawal is
                                       taken that causes the sum of withdrawals in a contract year to exceed 5% of the 5% Roll-Up to age 85 benefit base on
                                       the most recent contract date anniversary, that entire
                                       withdrawal (including any required minimum distributions)
                                       and any subsequent withdrawals in that same contract year
                                       will reduce the 5% Roll-Up to age 85 benefit base and the
                                       Annual Ratchet to age 85 benefit base on a pro rata basis.
                                       The Standard death benefit base will be reduced on a pro
                                       rata basis by any withdrawals, regardless of amount.

                                       If you elect the Annual Ratchet to age 85 enhanced death
                                       benefit without the Guaranteed minimum income benefit,
                                       withdrawals (including any applicable withdrawal charges)
                                       will reduce the Annual Ratchet to age 85 enhanced death
                                       benefit base on a pro rata basis. If you add the Guaranteed minimum income benefit to your contract after issue,
                                       withdrawals (including any applicable withdrawal charges)
                                       will reduce the Annual Ratchet to age 85 enhanced death
                                       benefit base on a dollar-for-dollar basis.
                                       If the Guaranteed minimum income benefit converts to the
                                       Guaranteed withdrawal benefit for life at age 85, the Stan dard death benefit base or Annual Ratchet to age 85 benefit base will be reduced on a pro rata basis by any subsequent withdrawals.

             See "Annuity maturity     Your contract has a maturity date by which you must either date" in "Accessing your  take a lump sum withdrawal or select an annuity payout
             money"                    option. FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM /AND
                                       ACCUMULATOR(R) SELECT CONTRACTS: The maturity date by which you must take a lump sum withdrawal or select an annuity
                                       payout option is the contract date anniversary that follows the annuitant's birthday, as follows:

                                                         Maximum
                                              Issue Age  Annuitization age
                                              ---------  -----------------
                                              0-80       90
                                              81         91
                                              82         92
                                              83         93
                                              84         94
                                              85         95

                                              FOR ACCUMULATOR(R) PLUS/SM /CONTRACTS: The maturity date is the contract date anniversary that follows the annuitant's 90th birthday.

  See "Charges and expenses"                  Deductions of charges from the guaranteed interest option
                                              are not permitted.
--------------------------------------------------------------------------------------------------------------

                                     VI-5

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------------------
 STATE                    FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------
NEW YORK                  See "Annual Ratchet to age 85" in   The charge is equal to 0.30% of
(CONTINUED)               "Charges and                        the Annual Ratchet to age 85
                          expenses"                           benefit base.

                          See "Transfers of ownership,        Collateral assignments are not
                          collateral assignments, loans and   limited to the period prior to the
                          borrowing" in "More information"    first contract date anniversary.
                                                              You may assign all or a portion of
                                                              the value of your NQ contract at
                                                              any time, pursuant to the terms
                                                              described earlier in this
                                                              Prospectus.
-------------------------------------------------------------------------------------------------
NORTH CAROLINA            See "Loans under Rollover TSA       The frequency of TSA loan interest
                          contracts" in "Accessing your       rate setting is once every 12
                          money"                              months but not more than once in
                                                              any three- month period. The rate
                                                              change increment cannot be less
                                                              than  1/2 of 1% per year. Rates
                                                              set by an employer can be used for
                                                              ERISA plans.
-------------------------------------------------------------------------------------------------
OREGON                    See "We require that the following  The following is added:
(Applicable under         types of communications be on       (24) requests for required minimum
Accumulator(R),           specific forms for that purpose:"   distributions, other than pursuant
Accumulator(R) Elite/SM   in "Who is AXA Equitable?"          to our automatic RMD service.
/and Accumulator(R)
Plus/SM/ contracts only)
                          Flexible Premium IRA, Flexible      Not Available
                          Premium Roth IRA and QP contracts

                          Automatic investment program        Not Available

                          See "How you can contribute to      Additional contributions are
                          your contract" in "Contract         limited to the first year after
                          features and benefits" and          the contract issue date only.
                          "Appendix IX"                       Additional contributions are not
                                                              permitted to Inherited IRA
                                                              contracts, even from properly
                                                              titled sources.

                          See "Dollar cost averaging" under   You can make subsequent
                          "Allocating your contributions" in  contributions to the special
                          "Contract features and benefits"    dollar cost averaging program (for
                                                              Accumulator(R) and Accumulator(R)
                                                              Elite/SM /contracts) or the
                                                              special money mar ket dollar cost
                                                              averaging program (for
                                                              Accumulator(R) Plus/SM/ contracts)
                                                              during the first contract year. If
                                                              you elect a 3 or 6 month program,
                                                              you may start a new program at its
                                                              expiration, provided all
                                                              contributions are made during the
                                                              first contract year.

                          See "Lifetime required minimum      The following replaces the third
                          distribution withdrawals" under     paragraph:
                          "Withdrawing your account value"    We generally will not impose a
                          in "Accessing your money"           withdrawal charge on minimum
                                                              distribution withdrawals even if
                                                              you are not enrolled in our
                                                              automatic RMD service, except if,
                                                              when added to a lump sum
                                                              withdrawal previously taken in the
                                                              same contract year, the minimum
                                                              distribution withdrawals exceed
                                                              the 10% free withdrawal amount. In
                                                              order to avoid a withdrawal charge
                                                              in connection with minimum
                                                              distribution withdrawals outside
                                                              of our automatic RMD service, you
                                                              must notify us using our request
                                                              form. Such minimum distribution
                                                              withdrawals must be based solely
                                                              on your contract's account value.

                          See "Selecting an annuity payout    FOR ACCUMULATOR(R) CONTRACTS:
                          option" under "Your annuity payout  You can choose the date annuity options" in "Accessing your money"  payments begin, but it may not be earlier than seven years from the
                                                              Accumulator(R) contract issue date.

                                                              For Accumulator(R) Plus/SM
                                                              /contracts:

                                                              You can choose the date annuity
                                                              payments begin, but it may not be
                                                              earlier than nine years from the
                                                              Accumulator(R) Plus/SM /contract
                                                              issue date.
-------------------------------------------------------------------------------------------------

                                     VI-6

APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------
OREGON                                            FOR ACCUMULATOR(R) ELITE/SM
(CONTINUED)                                       /CONTRACTS:

                                                  You can choose the date annuity
                                                  payments begin, but it may not be
                                                  earlier than four years from the
                                                  Accumulator(R) Elite/SM /contract
                                                  issue date.

                                                  FOR ACCUMULATOR(R), ACCUMULATOR(R)
                                                  ELITE/SM /AND ACCUMULATOR(R)
                                                  PLUS/SM /CONTRACTS:

                                                  No withdrawal charge is imposed if
                                                  you select a non-life contingent
                                                  period certain payout annuity.

                                                  If the payout annuity benefit is
                                                  based on the age or sex of the
                                                  owner and/or annuitant, and that
                                                  information is later found not to
                                                  be correct, we will adjust the
                                                  payout annuity benefit on the
                                                  basis of the correct age or sex.
                                                  We will adjust the number or
                                                  amount of payout annuity benefit
                                                  payments, or any amount of the
                                                  payout annuity benefit payments,
                                                  or any amount used to provide the
                                                  payout annuity benefit, or any
                                                  combination of these approaches.
                                                  If we have overpaid you, we will
                                                  charge that overpayment against
                                                  future payments, while if we have
                                                  underpaid you, we will add
                                                  additional amounts to future
                                                  payments. Our liability will be
                                                  limited to the correct information
                                                  and the actual amounts used to
                                                  provide the benefits.

              See "Disability, terminal illness,  Items (i) and (iii) under this
              or confinement to nursing home"     section are deleted in their
              under "Withdrawal charge" in        entirety.
              "Charges and expenses" (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)
-------------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                       Your contract refers to
                                                  contributions as premiums.

              Cancelling the Guaranteed minimum   You may cancel the Guaranteed
              income benefit                      minimum income benefit within 10
                                                  days of it being added to your
                                                  contract, if you add the benefit
                                                  to your contract after issue. This
                                                  is distinct from your right to
                                                  drop the Guaranteed minimum income
                                                  benefit after issue, and is not
                                                  subject to the restrictions that
                                                  govern that right. We will not
                                                  deduct any charge for the
                                                  Guaranteed minimum income benefit,
                                                  or alter other charges, such as
                                                  reducing the Guaranteed minimum
                                                  death benefit charge, that are
                                                  tied to the Guaranteed minimum
                                                  income benefit being part of your
                                                  contract.

              Special dollar cost averaging       In Pennsylvania, we refer to this
              program                             program as "enhanced rate dollar
                                                  cost averaging."

              See "Disability, terminal illness,  Item (iii) under this section is
              or confinement to nursing home"     deleted in its entirety.
              under "Withdrawal charge" in
              "Charges and expenses" (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)

              Required disclosure for             Any person who knowingly and with
              Pennsylvania customers              intent to defraud any insurance
                                                  company or other person files an
                                                  application for insurance or
                                                  statement of claim containing any
                                                  materially false information or
                                                  conceals for the purpose of
                                                  misleading, information concerning
                                                  any fact material thereto commits
                                                  a fraudulent insurance act, which
                                                  is a crime and subjects such
                                                  person to criminal and civil
                                                  penalties.
-------------------------------------------------------------------------------------

                                     VI-7

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO  Beneficiary continuation option     Not Available
             (IRA)

             IRA and Roth IRA                    Available for direct rollovers
                                                 from U.S. source 401(a) plans and
                                                 direct transfers from the same
                                                 type of U.S. source IRAs.

             Inherited IRA, Rollover TSA and QP  Not Available
             (Defined Benefit) contracts (For
             Accumulator(R) Plus/SM /and
             Accumulator(R) Elite/SM/ contracts
             only)

             See "Purchase considerations for a  We do not offer Accumulator(R)
             charitable remainder trust" under   Series contracts to charitable
             "Owner and annuitant requirements"  remainder trusts in Puerto Rico.
             in "Contract features and benefits"

             See "How you can contribute to      Specific requirements for
             your contract" in "Contract         purchasing QP contracts in Puerto
             features and benefits" and          Rico are outlined below in
             "Appendix IX" (For Accumulator(R),  "Purchase considerations for QP
             Accumulator(R) Plus/SM /and         (Defined Contribution) contracts
             Accumulator(R) Elite/SM /contracts  in Puerto Rico".
             only)

             "Minimum income benefit" in         Exercise restrictions for the GMIB
             "Contract features and benefits"    on a Puerto Rico QPDC contract are
             (For Accumulator(R),                described below, under "Purchase
             Accumulator(R) Plus/SM /and         considerations for QP (Defined
             Accumulator(R) Elite/SM /contracts  Contribution) contracts in Puerto
             only)                               Rico", and in your contract.

             See "Lifetime required minimum      This option is not available with
             distribution withdrawals" in        QPDC contracts.
             "Accessing your money" (For
             Accumulator(R), Accumulator(R)
             Plus/SM /and Accumulator(R)
             Elite/SM /contracts only)

             See "Transfers of ownership,        Transfers of ownership of QP
             collateral assignments, loans and   contracts are governed by Puerto
             borrowing" in "More information"    Rico law. Please consult your tax,
             (For Accumulator(R),                legal or plan advisor if you
             Accumulator(R) Plus/SM /and         intend to transfer ownership of
             Accumulator(R) Elite/SM/ contracts  your contract.
             only)

             "Purchase considerations for QP     PURCHASE CONSIDERATIONS FOR QP
             (Defined Contribution) contracts    (DEFINED CONTRIBUTION) CONTRACTS
             in Puerto Rico" -- this section     IN PUERTO RICO:
             replaces "Appendix II: Purchase     Trustees who are considering the
             considerations for QP contracts"    purchase of an Accumulator(R)
             in this Prospectus. (For            Series QP contract in Puerto Rico
             Accumulator(R), Accumulator(R)      should discuss with their tax,
             Plus/SM /and Accumulator(R)         legal and plan advisors whether
             Elite/SM /contracts only)           this is an appropriate investment
                                                 vehicle for the employer's plan.
                                                 Trustees should consider whether
                                                 the plan provisions permit the
                                                 investment of plan assets in the
                                                 QP contract, the Guaranteed
                                                 minimum income benefit and other
                                                 guaranteed benefits, and the
                                                 payment of death benefits in
                                                 accordance with the requirements
                                                 of Puerto Rico income tax rules.
                                                 The QP contract and this
                                                 Prospectus should be reviewed in
                                                 full, and the following factors,
                                                 among others, should be noted.

                                                 LIMITS ON CONTRACT OWNERSHIP:
                                                 .   The QP contract is offered
                                                     only as a funding vehicle to
                                                     qualified plan trusts of
                                                     single participant defined
                                                     contribution plans that are
                                                     tax-qualified under Puerto
                                                     Rico law, not United States
                                                     law. The contract is not
                                                     available to US qualified
                                                     plans or to defined benefit
                                                     plans qualifying under Puerto
                                                     Rico law.

                                                 .   The QP contract owner is the
                                                     qualified plan trust. The
                                                     annuitant under the contract
                                                     is the self-employed Puerto
                                                     Rico resident, who is the sole
                                                     plan participant.
------------------------------------------------------------------------------------

                                     VI-8

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO                                      .   This products should not be
(CONTINUED)                                          purchsed if the self- employed
                                                     individual anticipates having
                                                     additional employees become
                                                     eligible for the plan. We will
                                                     not allow additional contracts
                                                     to be issued for participants
                                                     other than the original
                                                     business owner.

                                                 .   If the business that sponsors
                                                     the plan adds another
                                                     employee, no further
                                                     contributions may be made to
                                                     the contract. If the employer
                                                     moves the funds to another
                                                     funding vehicle that can
                                                     accommodate more than one
                                                     employee, this move could
                                                     result in surrender charges,
                                                     if applicable, and the loss of
                                                     guaranteed benefits in the
                                                     contract.

                                                 LIMITS ON CONTRIBUTIONS:

                                                 .   All contributions must be
                                                     direct transfers from other
                                                     investments within an existing
                                                     qualified plan trust.

                                                 .   Employer payroll contributions
                                                     are not accepted.

                                                 .   Only one additional transfer
                                                     contribution may be made per
                                                     contract year.

                                                 .   Checks written on accounts
                                                     held in the name of the
                                                     employer instead of the plan
                                                     or the trustee will not be
                                                     accepted.

                                                 .   As mentioned above, if a new
                                                     employee becomes eligible for
                                                     the plan, the trustee will not
                                                     be permitted to make any
                                                     further contributions to the
                                                     contract established for the
                                                     original business owner.

                                                 LIMITS ON PAYMENTS:
                                                 .   Loans are not available under
                                                     the contract.

                                                 .   All payments are made to the
                                                     plan trust as owner, even
                                                     though the plan
                                                     participant/annuitant is the
                                                     ultimate recipient of the
                                                     benefit payment.

                                                 .   AXA Equitable does no tax
                                                     reporting or withholding of
                                                     any kind. The plan
                                                     administrator or trustee will
                                                     be solely responsible for
                                                     performing or providing for
                                                     all such services.

                                                 .   AXA Equitable does not offer
                                                     contracts that qualify as IRAs
                                                     under Puerto Rico law. The
                                                     plan trust will exercise the
                                                     GMIB and must continue to hold
                                                     the supplementary contract for
                                                     the duration of the GMIB
                                                     payments.

                                                 PLAN TERMINATION:
                                                 .   If the plan participant
                                                     terminates the business, and
                                                     as a result wishes to
                                                     terminate the plan, the trust
                                                     would have to be kept in
                                                     existence to receive payments.
                                                     This could create expenses for
                                                     the plan.
-            -----------------------------------------------------------------------

                                     VI-9

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO                                      .   If the plan participant
(CONTINUED)                                          terminates the plan and the
                                                     trust is dissolved, or if the
                                                     plan trustee (which may or may
                                                     not be the same as the plan
                                                     participant) is unwilling to
                                                     accept payment to the plan
                                                     trust for any reason, AXA
                                                     Equitable would have to change
                                                     the contract from a Puerto
                                                     Rico QP to NQ in order to make
                                                     payments to the individual as
                                                     the new owner. Depending on
                                                     when this occurs, it could be
                                                     a taxable distribution from
                                                     the plan, with a potential tax
                                                     of the entire account value of
                                                     the contract. Puerto Rico
                                                     income tax withholding and
                                                     reporting by the plan trustee
                                                     could apply to the
                                                     distribution transaction.

                                                 .   If the plan trust is receiving
                                                     GMIB payments and the trust is
                                                     subsequently terminated,
                                                     transforming the contract into
                                                     an individually owned NQ
                                                     contract, the trustee would be
                                                     responsible for the applicable
                                                     Puerto Rico income tax
                                                     withholding and reporting on
                                                     the present value of the
                                                     remaining annuity payment
                                                     stream.

                                                 .   AXA Equitable is a U.S.
                                                     insurance company, therefore
                                                     distributions under the NQ
                                                     contract could be subject to
                                                     United States taxation and
                                                     withholding on a "taxable
                                                     amount not determined" basis.

             Tax information -- special rules    Income from NQ contracts we issue
             for NQ contracts                    is U.S. source. A Puerto Rico
                                                 resident is subject to U.S.
                                                 taxation on such U.S. source
                                                 income. Only Puerto Rico source
                                                 income of Puerto Rico residents is
                                                 excludable from U.S. taxation.
                                                 Income from NQ contracts is also
                                                 subject to Puerto Rico tax. The
                                                 calculation of the taxable portion
                                                 of amounts distributed from a con
                                                 tract may differ in the two
                                                 jurisdictions. Therefore, you
                                                 might have to file both U.S. and
                                                 Puerto Rico tax returns, showing
                                                 different amounts of income from
                                                 the contract for each tax return.
                                                 Puerto Rico generally provides a
                                                 credit against Puerto Rico tax for
                                                 U.S. tax paid. Depending on your
                                                 personal situation and the timing
                                                 of the different tax liabilities,
                                                 you may not be able to take full
                                                 advantage of this credit.
                                                 We require owners or beneficiaries
                                                 of annuity contracts in Puerto
                                                 Rico which are not individuals to
                                                 document their status to avoid 30%
                                                 FATCA withholding from U.S.-source
                                                 income.
------------------------------------------------------------------------------------
TEXAS        See "Annual administrative charge"  The annual administrative charge
             in "Charges and                     will not be deducted from amounts
             expenses"                           allocated to the Guaranteed
                                                 interest option.

             See "How you can contribute to      The $2,500,000 limitation on
             your contract" in "Contract         aggregate contributions under all
             features and benefits"              AXA Equitable annuity accumulation
                                                 contracts with the same owner or
                                                 annuitant does not apply.
------------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option          Not Available

             Investment simplifier --            Not Available
             Fixed-dollar option and Interest
             sweep option

             Earnings enhancement benefit        Not Available

             Special dollar cost averaging       .   Available only at issue.
             program (for Accumulator(R) and
             Accumulator(R) Elite/SM /contracts
             only)
------------------------------------------------------------------------------------

                                     VI-10

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------

WASHINGTON                                       Subsequent contributions cannot be
(CONTINUED)                                      used to elect new programs. You
                                                 may make subsequent contributions
                                                 to the initial programs while they
                                                 are still running.

             "Greater of 4% Roll-Up to age 85    All references to this feature are
             or Annual Ratchet to age 85         deleted in their entirety. You
             enhanced death benefit"             have the choice of the following
                                                 guaranteed minimum death benefits:
                                                 the Annual Ratchet to age 85 or
                                                 the Standard death benefit.

             See "How withdrawals affect your    The first sentence of the third
             Guaranteed minimum income benefit,  paragraph is replaced with the
             Guaranteed minimum death benefit    following:
             and Principal guarantee benefits"   With respect to the Guaranteed
             in "Accessing your money"           minimum income benefit,
                                                 withdrawals (including any
                                                 applicable withdrawal charges)
                                                 will reduce the 5% Roll-Up to age
                                                 85 benefit base on a
                                                 dollar-for-dollar basis, as long
                                                 as the sum of the withdrawals in a
                                                 contract year is 5% or less of the
                                                 5% Roll-Up benefit base on the
                                                 contract issue date or the most
                                                 recent contract date anniversary,
                                                 if later.

             See "Guaranteed minimum death       You have a choice of the standard
             benefit" in "Contract features and  death benefit or the Annual
             benefits"                           Ratchet to age 85 enhanced death
                                                 benefit. The Standard death
                                                 benefit and the Annual Ratchet to
                                                 age 85 enhanced death benefit may
                                                 be combined with the Guaranteed
                                                 minimum income benefit.

             See "Annual administrative charge"  The second paragraph of this
             in "Charges and expenses"           section is replaced with the
                                                 following: The annual
                                                 administrative charge will be
                                                 deducted from the value in the
                                                 variable investment options on a
                                                 pro rata basis. If those amounts
                                                 are insufficient, we will deduct
                                                 all or a portion of the charge
                                                 from the account for special
                                                 dollar cost averaging (for
                                                 Accumulator(R) and Accumulator(R)
                                                 Elite/SM /contracts) or the
                                                 account for special money market
                                                 dollar cost averaging (for
                                                 Accumulator(R) Plus/SM /and
                                                 Accumulator(R) Select/SM
                                                 /contracts). If the contract is
                                                 surrendered or annuitized or a
                                                 death benefit is paid on a date
                                                 other than a contract date
                                                 anniversary, we will deduct a pro
                                                 rata portion of that charge for
                                                 the year.

             See "10% free withdrawal amount"    The 10% free withdrawal amount
             under "Withdrawal charge" in        applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM /and Accumulator(R)
             Elite/SM /contracts only)

             See "Withdrawal charge" in          The owner (or older joint owner,
             "Charges and expenses" under        if applicable) has qualified to
             "Disability, terminal illness, or   receive Social Security disability
             confinement to nursing home" (For   benefits as certified by the
             Accumulator(R), Accumulator(R)      Social Security Administration or
             Plus/SM /and Accumulator(R)         a statement from an independent
             Elite/SM /contracts only)           U.S. licensed physician stating
                                                 that the owner (or older joint
                                                 owner, if applicable) meets the
                                                 definition of total disability for
                                                 at least 6 continuous months prior
                                                 to the notice of claim. Such
                                                 disability must be re-certified
                                                 every 12 months.
------------------------------------------------------------------------------------

                                     VI-11

                                 APPENDIX VI:
                          STATE CONTRACT AVAILABILITY
                              AND/OR VARIATIONS OF
                         CERTAIN FEATURES AND BENEFITS

Appendix VII: Contract variations

--------------------------------------------------------------------------------

The contract described in this Prospectus is no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VI earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
November 2008-February    4% Roll-Up to age 85      There is no 4% Roll-Up
2009                      benefit base              to age 85 benefit base
                                                    under these contracts.
                                                    Instead, there is a 6%
                                                    Roll-Up to age 85
                                                    benefit base. This
                                                    benefit base is used for
                                                    the Greater of 6%
                                                    Roll-Up to age 85 or
                                                    Annual Ratchet to age 85
                                                    enhanced death benefit
                                                    AND for the Guaranteed
                                                    minimum income benefit.
                                                    The effective annual
                                                    roll-up rate credited to
                                                    the benefit base is:

                                                    .   6% with respect to
                                                        the variable
                                                        investment options
                                                        (including amounts
                                                        allocated to the
                                                        account for special
                                                        money market dollar
                                                        cost averaging under
                                                        Accumulator(R)
                                                        Plus/SM /and
                                                        Accumulator(R)
                                                        Select/SM/ contracts
                                                        but excluding all
                                                        other amounts
                                                        allocated to the
                                                        EQ/Money Market
                                                        variable investment
                                                        option), and the
                                                        account for special
                                                        dollar cost
                                                        averaging (under
                                                        Accumulator(R) and
                                                        Accumulator(R)
                                                        Elite/SM/ contracts
                                                        only);

                                                    .   3% with respect to
                                                        the EQ/Money Market
                                                        variable investment
                                                        option, the
                                                        guaranteed interest
                                                        option and the loan
                                                        reserve account
                                                        under Rollover TSA
                                                        (if applicable).

                          Greater of 6% to age 85   The fee for this benefit
                          or Annual Ratchet to age  was 0.80%.
                          85 Guaranteed minimum     If you elect to reset
                          death benefit (only       the Roll-Up benefit
                          available if you also     base, we will increase
                          elect the Guaranteed      your charge up to 0.95%.
                          minimum income benefit)

                          Guaranteed minimum        The fee for this benefit
                          income benefit            was 0.80%.

                                                    If you elect to reset
                                                    the Roll-Up benefit
                                                    base, we will increase
                                                    your charge to 1.05%.
-----------------------------------------------------------------------------

                                     VII-1

                       APPENDIX VII: CONTRACT VARIATIONS

--------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD     FEATURE/BENEFIT                          VARIATION
--------------------------------------------------------------------------------------------------------------
November 2008-February 2009  Guaranteed withdrawal benefit for life   The fee for this benefit was 0.80%.
(continued)                  (upon conversion of the Guaranteed       If your GWBL benefit base ratchets, we
                             minimum income benefit)                  will increase your charge to 1.05%.

                                                                      Each relevant Applicable percentage is
                                                                      two percentage points higher than the
                                                                      corresponding Applicable percentage
                                                                      disclosed earlier in this Prospectus.
                                                                      If this benefit is in effect, the
                                                                      variable investment options available
                                                                      to you include the AXA Franklin
                                                                      Templeton Allocation Managed Volatility
                                                                      Portfolio, the AXA Allocation
                                                                      Portfolios, the AXA/AB Short Duration
                                                                      Government Bond Portfolio and the
                                                                      EQ/Equity 500 Index Portfolio.

                             Principal guarantee benefit              If the 100% Principal guarantee benefit
                                                                      is in effect, the variable investment
                                                                      options available to you include the
                                                                      AXA Franklin Templeton Allocation
                                                                      Managed Volatility Portfolio, the AXA
                                                                      Allocation Portfolios, the AXA/AB Short
                                                                      Duration Government Bond Portfolio and
                                                                      the EQ/Equity 500 Index Portfolio.

                             Variable investment options              All variable investment options listed
                                                                      in this Prospectus are available under
                                                                      your contract.
--------------------------------------------------------------------------------------------------------------
February 2009-June 2009      4% Roll-Up to age 85 benefit base        There is no 4% Roll-Up to age 85
                                                                      benefit base under these contracts.
                                                                      Instead, there is a 5% Roll-Up to age
                                                                      85 benefit base. This benefit base is
                                                                      used for the Greater of 5% Roll-Up to
                                                                      age 85 or Annual Ratchet to age 85
                                                                      enhanced death benefit AND for the
                                                                      Guaranteed minimum income benefit.

                                                                      The effective annual roll-up rate
                                                                      credited to the benefit base is:

                                                                      .   5% with respect to the variable
                                                                          investment options (including
                                                                          amounts allocated to the account
                                                                          for special money market dollar
                                                                          cost averaging under Accumulator(R)
                                                                          Plus/SM /and Accumulator(R)
                                                                          Select/SM/ contracts but excluding
                                                                          all other amounts allocated to the
                                                                          EQ/Money Market variable investment
                                                                          option), and the account for
                                                                          special dollar cost averaging
                                                                          (under Accumulator(R) and
                                                                          Accumulator(R) Elite/SM/ contracts
                                                                          only);

                                                                      .   2% with respect to the EQ/Money
                                                                          Market variable investment option,
                                                                          the guaranteed interest option and
                                                                          the loan reserve account under
                                                                          Rollover TSA (if applicable).

                             Greater of 5% to age 85 or Annual        The fee for this benefit was 0.85%.
                             Ratchet to age 85 Guaranteed minimum     If you elect to reset the Roll-Up
                             death benefit (only available if you     benefit base, we will increase your
                             also elect the Guaranteed minimum        charge to 0.95%.
                             income benefit)

                             Guaranteed minimum income benefit        The fee for this benefit was 0.85%.

                                                                      If you elect to reset the Roll-Up
                                                                      benefit base, we will increase your
                                                                      charge to 1.05%.
--------------------------------------------------------------------------------------------------------------

                                     VII-2

                       APPENDIX VII: CONTRACT VARIATIONS

----------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD             FEATURE/BENEFIT                          VARIATION
----------------------------------------------------------------------------------------------------------------------
February 2009-June 2009 (continued)  Guaranteed withdrawal benefit for life   The fee for this benefit was 0.85%.
                                     (upon conversion of the Guaranteed       If your GWBL benefit base ratchets,
                                     minimum income benefit)                  we will increase your charge to 1.05%.

                                                                              Each relevant Applicable percentage is
                                                                              one percentage point higher than the
                                                                              corresponding Applicable percentage
                                                                              disclosed earlier in this Prospectus.
----------------------------------------------------------------------------------------------------------------------
February 2009-present                Variable investment options              Only the variable investment options
                                                                              marked with a "(1)" on the front cover
                                                                              of this Prospectus are available under
                                                                              your contract.
----------------------------------------------------------------------------------------------------------------------
June 2009-present                    Rollover TSA                             Not Available
----------------------------------------------------------------------------------------------------------------------

                                     VII-3

                       APPENDIX VII: CONTRACT VARIATIONS

Appendix VIII: Tax-sheltered annuity contracts (TSAs)

WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.

--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

We no longer accept contributions to TSA contracts. Contributions to an Accumulator(R) Series TSA contract had been extremely limited. AXA Equitable had permitted contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must have agreed to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable did not accept employer-remitted contributions. AXA Equitable did not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator(R) Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.


TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.


                                    VIII-1

             APPENDIX VIII: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

..   The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

   (1)The greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

   (2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default has been reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

                                    VIII-2

             APPENDIX VIII: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES

Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

                                    VIII-3

             APPENDIX VIII: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix IX: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the states of Florida and Texas. We no longer accept contributions to TSA contracts. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   0-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT  .   $100 monthly and $300 quarterly under our automatic investment program (additional)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS        .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)
                     .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                  ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   20-80 (ACCUMULATOR(R) PLUS/SM/ )
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT  .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.
                     .   Rollovers from another traditional individual retirement arrangement.
                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                     .   Regular IRA contributions.
                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)
                     .   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.
                     .   Although we accept regular IRA contributions (limited to $5,500) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                    ROTH CONVERSION IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                          .   20-80 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.
                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct transfers from another Roth IRA.
                          .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                              Select/SM/)
                          .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
                          .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified cir- cumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Any additional contributions must be from the same type of IRA of the same deceased owner.
                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                             QP
--------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                 .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R) ELITE/SM/)
                           .   20-70 (ACCUMULATOR(R) PLUS/SM/)
--------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL         .   $500
CONTRIBUTION AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS    .   Only transfer contributions from other investments within an existing qualified plan trust.
                           .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.
                           .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   A separate QP contract must be established for each plan participant.
CONTRIBUTIONS/(1)/         .   We do not accept regular on-going payroll contributions or contributions directly from the employer.
                           .   Only one additional transfer contribution may be made during a contract year.
                           .   No additional transfer contributions after the annuitant's attainment of age 76 (age 71 under
                               Accumulator(R) Plus/SM/ contracts) or if later, the first contract date anniversary.
                           .   Contributions after age 70 1/2 must be net of any required minimum distributions.
See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                   FLEXIBLE PREMIUM IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-70 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular traditional IRA contributions.
                          .   Additional catch-up contributions.
                          .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
                              457(b) plans.
                          .   Rollovers from another traditional individual retirement arrangement.
                          .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No regular IRA contributions in the calendar year you turn age 70 1/2 and thereafter.
CONTRIBUTIONS/(1)/        .   Regular contributions may not exceed $5,500.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.
                          .   No additional contributions may be made after attainment of age 86.
                          .   Additional contributions after age 70 1/2 must be net of required minimum distributions.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 FLEXIBLE PREMIUM ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
                          .   Rollovers from another Roth IRA.
                          .   Rollovers from a ''designated Roth contribution account'' under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary.
                          .   Contributions are subject to income limits and other tax rules.
                          .   Regular Roth IRA contributions may not exceed $5,500.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium Roth
                              IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See ''Tax information'' earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see ''Dates and prices at which contract events occur'' in ''More information'' earlier in this Prospectus. Please review your contract for information on contribution limitations.

          APPENDIX IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix X: Guaranteed Benefit Lump Sum Payment Option Hypothetical
Illustrations

--------------------------------------------------------------------------------

EXAMPLE 1*. GMIB

Assume the contract owner is a 75 year old male who elected the GMIB at contract issue. Further assume the GMIB benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. If the no lapse guarantee remains in effect, the contract owner would receive one the following:

--------------------------------------------------------------------------------------------
 IF THE TYPE OF ANNUITY IS/1/:                     THEN THE ANNUAL PAYMENT AMOUNT WOULD BE:
--------------------------------------------------------------------------------------------
A single life annuity                              $7,764.13
--------------------------------------------------------------------------------------------
A single life annuity with a maximum               $6,406.96
10-year period certain
--------------------------------------------------------------------------------------------
A joint life annuity                               $5,675.19
--------------------------------------------------------------------------------------------
A joint life annuity with a maximum                $5,561.69
10-year period certain
--------------------------------------------------------------------------------------------

1 These are the only annuity payout options available under the GMIB. Not all annuity payout options are available in all contract series.

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

----------------------------------------------------------------------------------------
 IF THE PERCENTAGE OF                              THEN THE GUARANTEED BENEFIT LUMP SUM
 COMPUTED CONTRACT RESERVE IS:                     PAYMENT AMOUNT WOULD BE:
----------------------------------------------------------------------------------------
50%                                                $35,397.46
----------------------------------------------------------------------------------------
60%                                                $42,476.95
----------------------------------------------------------------------------------------
70%                                                $49,556.45
----------------------------------------------------------------------------------------
80%                                                $56,635.94
----------------------------------------------------------------------------------------
90%                                                $63,715.43
----------------------------------------------------------------------------------------

EXAMPLE 2*. GWBL -- WITH NO GUARANTEED MINIMUM OR ENHANCED DEATH BENEFIT

Assume the contract owner is a 75 year old male who elected the GWBL at contract issue. Also assume the contract has no guaranteed minimum or enhanced death benefit. Further assume the GWBL benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. The contract owner would receive one the following:

-------------------------------------------------------------------------------------------------------
                                                   THEN THE GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA)
 IF THE APPLICABLE PERCENTAGE IS:                  WOULD BE:
-------------------------------------------------------------------------------------------------------
4.0%                                               $4,000.00
-------------------------------------------------------------------------------------------------------
5.0%                                               $5,000.00
-------------------------------------------------------------------------------------------------------
6.0%                                               $6,000.00
-------------------------------------------------------------------------------------------------------

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

--------------------------------------------------------------------------------------------------------
                       AND THE GAWA IS $4,000:     AND THE GAWA IS $5,000:     AND THE GAWA IS $6,000:
IF THE PERCENTAGE OF THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT
 COMPUTED CONTRACT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT
    RESERVE IS:               WOULD BE:                   WOULD BE:                   WOULD BE:
--------------------------------------------------------------------------------------------------------
        50%                  $19,025.75                  $23,782.19                  $28,538.63
--------------------------------------------------------------------------------------------------------
        60%                  $22,830.90                  $28,538.63                  $34,246.36
--------------------------------------------------------------------------------------------------------
        70%                  $26,636.05                  $33,295.07                  $39,954.08
--------------------------------------------------------------------------------------------------------
        80%                  $30,441.20                  $38,051.51                  $45,661.81
--------------------------------------------------------------------------------------------------------
        90%                  $34,246.36                  $42,807.94                  $51,369.53
--------------------------------------------------------------------------------------------------------

                                      X-1

      APPENDIX X: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATIONS

EXAMPLE 3*. GWBL -- WITH A GUARANTEED MINIMUM OR ENHANCED DEATH BENEFIT

Assume the same facts in Example 2 above; except that the contract includes a $100,000 guaranteed minimum or enhanced death benefit at the time the account value fell to zero.

--------------------------------------------------------------------------------------------------------
                                                   THEN THE GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA)
 IF THE APPLICABLE PERCENTAGE IS:                  WOULD BE:
--------------------------------------------------------------------------------------------------------
4.0%                                               $4,000.00
--------------------------------------------------------------------------------------------------------
5.0%                                               $5,000.00
--------------------------------------------------------------------------------------------------------
6.0%                                               $6,000.00
--------------------------------------------------------------------------------------------------------

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

--------------------------------------------------------------------------------------------------------
                       AND THE GAWA IS $4,000:     AND THE GAWA IS $5,000:     AND THE GAWA IS $6,000:
IF THE PERCENTAGE OF THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT
 COMPUTED CONTRACT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT
    RESERVE IS:               WOULD BE:                   WOULD BE:                   WOULD BE:
--------------------------------------------------------------------------------------------------------
        50%                  $31,602.39                  $35,561.38                  $39,341.92
--------------------------------------------------------------------------------------------------------
        60%                  $37,922.87                  $42,673.65                  $47,210.30
--------------------------------------------------------------------------------------------------------
        70%                  $44,243.34                  $49,785.93                  $55,078.69
--------------------------------------------------------------------------------------------------------
        80%                  $50,563.82                  $56,898.20                  $62,947.07
--------------------------------------------------------------------------------------------------------
        90%                  $56,884.30                  $64,010.48                  $70,815.46
--------------------------------------------------------------------------------------------------------

* These examples are hypothetical and are the result of a significant number of actuarial calculations using multiple market scenarios and many years of future projections. Examples 2 and 3 do not reflect GAWA payments made on a joint life basis. GAWA Payments made on a joint life basis would be lower. In addition, Examples 2 and 3 do not reflect reductions for any annual payments under a Customized payment plan or Maximum payment plan made since the account value fell to zero. The results are for illustrative purposes and are not intended to represent your particular situation. Your guaranteed annual payments or Guaranteed Benefit Lump Sum Payment amount may be higher or lower than the amounts shown.

                                      X-2

      APPENDIX X: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATIONS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE

Who is AXA Equitable?                                                 2

Unit Values                                                           2

Custodian and Independent Registered Public Accounting Firm           2

Distribution of the Contracts                                         2

Financial Statements                                                  2

Condensed Financial Information                              Appendix I

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE
ACCOUNT NO. 49 dated May 1, 2018.
------------------------------------------------------------------------
Name
------------------------------------------------------------------------
Address
------------------------------------------------------------------------
City                                                         State  Zip




                               #478713/Accumulator '02/'04,'06/'06.5, '07/'07.5,
                                                            8.0/8.2/8.3, 9.0 All

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2018


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES ?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, (iii) fixed maturity options, or (iv) the account for special dollar cost averaging or the account for special money market dollar cost averaging//.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS, EXCEPT TSA CONTRACTS, ISSUED IN THE STATE OF FLORIDA. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.

The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
-------------
(+)The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.

VARIABLE INVESTMENT OPTIONS
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.. AXA Aggressive Allocation
.. AXA Conservative Allocation
.. AXA Conservative-Plus Allocation
.. AXA Moderate Allocation
.. AXA Moderate-Plus Allocation

.. 1290 VT GAMCO Mergers & Acquisitions
.. 1290 VT GAMCO Small Company Value

.. 1290 VT Socially Responsible
.. AXA 400 Managed Volatility
.. AXA 2000 Managed Volatility
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Value Managed Volatility
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
.. AXA/AB Short Duration Government Bond
.. AXA/AB Small Cap Growth
.. AXA/Franklin Balanced Managed Volatility
.. AXA/Franklin Small Cap Value Managed Volatility
.. AXA/Franklin Templeton Allocation Managed Volatility
.. AXA/Janus Enterprise
.. AXA/Mutual Large Cap Equity Managed Volatility
.. AXA/Templeton Global Equity Managed Volatility
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Equity 500 Index
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index
.. EQ/Mid Cap Index
.. EQ/Money Market
.. EQ/Quality Bond Plus
.. EQ/Small Company Index
.. Multimanager Technology
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You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), which are discussed later in this Prospectus. If you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, certain permitted variable investment options and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). The permitted variable investment options are described later in this Prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                          #502760 '07/'07.5 All

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity (''NQ'') for after-tax contributions only.

..   An individual retirement annuity (''IRA''), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: ''Rollover IRA'' and ''Flexible Premium IRA.'' We also offer two versions of the Roth IRA: ''Roth Conversion IRA'' and ''Flexible Premium Roth IRA.''

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    (''Inherited IRA'') (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans (''QP'') (Rollover and direct transfer contributions only).

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity (''TSA'') --
    (''Rollover TSA'') (Rollover and direct transfer contributions only; employer or plan approval required). We no longer accept contributions to TSA contracts.

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission (''SEC''). The statement of additional information (''SAI'') dated May 1, 2018, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


THE CONTRACT IS NO LONGER AVAILABLE FOR NEW PURCHASERS. These versions of the Accumulator(R) Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VIII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

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       Index of key words and phrases                                 5
       Who is AXA Equitable?                                          7
       How to reach us                                                8
       The Accumulator(R) Series at a glance -- key features         10

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       FEE TABLE                                                     13
       -----------------------------------------------------------------

       Examples                                                      15
       Condensed financial information                               16

       -----------------------------------------------------------------
       1. CONTRACT FEATURES AND BENEFITS                             17
       -----------------------------------------------------------------
       How you can contribute to your contract                       17
       Owner and annuitant requirements                              17
       How you can make your contributions                           18
       What are your investment options under the contract?          19
       Portfolios of the Trusts                                      20
       Allocating your contributions                                 26
       Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)          29
       Guaranteed minimum death benefit and Guaranteed
         minimum income benefit base                                 30
       Annuity purchase factors                                      32
       Guaranteed minimum income benefit                             32
       Guaranteed minimum death benefit                              35
       Guaranteed withdrawal benefit for life (''GWBL'')             38
       Principal guarantee benefits                                  42
       Guaranteed benefit offers                                     43
       Guaranteed benefit lump sum payment option                    43
       Inherited IRA beneficiary continuation contract               44
       Your right to cancel within a certain number of days          45

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       2. DETERMINING YOUR CONTRACT'S VALUE                          47
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       Your account value and cash value                             47
       Your contract's value in the variable investment options      47
       Your contract's value in the guaranteed interest option       47
       Your contract's value in the fixed maturity options           47
       Your contract's value in the account for special dollar cost
         averaging                                                   47
       Effect of your account value falling to zero                  47
       Termination of your contract                                  48


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"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

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3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
  OPTIONS                                                       49
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Transferring your account value                                 49
Our administrative procedures for calculating your Roll-Up
  benefit base following a transfer                             49
Disruptive transfer activity                                    50
Rebalancing your account value                                  51

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4. ACCESSING YOUR MONEY                                         52
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Withdrawing your account value                                  52
How withdrawals are taken from your account value               56
How withdrawals affect your Guaranteed minimum income
  benefit, Guaranteed minimum death benefit and Principal
  guarantee benefits                                            56
How withdrawals affect your GWBL and GWBL Guaranteed
  minimum death benefit                                         57
Withdrawals treated as surrenders                               57
Loans under Rollover TSA contracts                              57
Surrendering your contract to receive its cash value            58
When to expect payments                                         58
Signature Guarantee                                             58
Your annuity payout options                                     59

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5. CHARGES AND EXPENSES                                         61
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Charges that AXA Equitable deducts                              61
Charges that the Trusts deduct                                  66
Group or sponsored arrangements                                 66
Other distribution arrangements                                 66

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6. PAYMENT OF DEATH BENEFIT                                     67
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Your beneficiary and payment of benefit                         67
Beneficiary continuation option                                 70

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7. TAX INFORMATION                                              72
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Overview                                                        72
Contracts that fund a retirement arrangement                    72
Transfers among investment options                              72
Taxation of nonqualified annuities                              72
Individual retirement arrangements (IRAs)                       75
Traditional individual retirement annuities (traditional IRAs)  75
Roth individual retirement annuities (Roth IRAs)                80
Tax withholding and information reporting                       83
Special rules for contracts funding qualified plans             84
Impact of taxes to AXA Equitable                                84

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8. MORE INFORMATION                                             85
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About Separate Account No. 49                                   85
About the Trusts                                                85
About our fixed maturity options                                85
About the general account                                       86
About other methods of payment                                  87


Dates and prices at which contract events occur            87
About your voting rights                                   88
Cybersecurity                                              89
Fiduciary Rule                                             89
Statutory compliance                                       89
About legal proceedings                                    89
Financial statements                                       89
Transfers of ownership, collateral assignments, loans and
  borrowing                                                89
About Custodial IRAs                                       90
How divorce may affect your guaranteed benefits            90
How divorce may affect your Joint Life GWBL                90
Distribution of the contracts                              90

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9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE         93
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APPENDICES
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   I  --  Condensed financial information                      I-1
  II  --  Purchase considerations for QP contracts            II-1
 III  --  Market value adjustment example                    III-1
  IV  --  Enhanced death benefit example                      IV-1
   V  --  Hypothetical illustrations                           V-1
  VI  --  Earnings enhancement benefit example                VI-1
 VII  --  State contract availability and/or variations of
            certain features and benefits                    VII-1
VIII  --  Contract variations                               VIII-1
  IX  --  Tax-sheltered annuity contracts (TSAs)              IX-1
   X  --  Rules regarding contributions to your contract       X-1
  XI  --  Guaranteed benefit lump sum payout option
            hypothetical illustrations                        XI-1
 XII  --  New Guaranteed withdrawal Benefit for Life         XII-1

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STATEMENT OF ADDITIONAL INFORMATION
  Table of contents                                            135
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                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                   PAGE

      3% Roll-Up to age 85                                            31
      6% Roll-Up to age 85                                            30
      6 1/2% Roll-Up to age 85                                        30
      account for special dollar cost averaging                       26
      account for special money market dollar cost averaging          27
      account value                                                   47
      administrative charge                                           61
      annual administrative charge                                    62
      Annual Ratchet                                                  40
      Annual Ratchet to age 85 enhanced death benefit                 30
      annuitant                                                       17
      annuitization                                                   59
      annuity maturity date                                           60
      annuity payout options                                          59
      annuity purchase factors                                        32
      automatic annual reset program                                  32
      automatic customized reset program                              32
      automatic investment program                                    87
      beneficiary                                                     68
      Beneficiary continuation option (''BCO'')                       70
      business day                                                    87
      cash value                                                      47
      charges for state premium and other applicable taxes            65
      contract date                                                   18
      contract date anniversary                                       18
      contract year                                                   18
      contributions to Roth IRAs                                      80
         regular contributions                                        80
         rollovers and transfers                                      80
         conversion contributions                                     81
      contributions to traditional IRAs                               75
         regular contributions                                        76
         rollovers and direct transfers                               76
      credit                                                          29
      disability, terminal illness or confinement to nursing home     63
      disruptive transfer activity                                    50
      Distribution Charge                                             61
      Earnings enhancement benefit                                    37
      Earnings enhancement benefit charge                             65
      ERISA                                                        66,72
      fixed-dollar option                                             28
      fixed maturity options                                          25
      Flexible Premium IRA                                             2
      Flexible Premium Roth IRA                                        2
      free look                                                       46
      free withdrawal amount                                          63
      general account                                                 86
      general dollar cost averaging                                   28
      guaranteed interest option                                      25


                                                                  PAGE
        Guaranteed minimum death benefit                           35
        Guaranteed minimum death benefit and
          Guaranteed minimum income benefit base                   30
        Guaranteed minimum income benefit                          32
        Guaranteed minimum income benefit and the Roll-Up
          benefit base reset option                                31
        Guaranteed minimum income benefit charge                   64
        Guaranteed minimum income benefit ''no lapse guarantee''   48
        Guaranteed withdrawal benefit for life (''GWBL'')          38
        Guaranteed withdrawal benefit for life benefit charge      65
        GWBL benefit base                                          38
        Inherited IRA                                               2
        investment options                                          1
        Investment simplifier                                      28
        IRA                                                         2
        IRS                                                        72
        lifetime required minimum distribution withdrawals         55
        loan reserve account                                       58
        loans under Rollover TSA                                   57
        market adjusted amount                                     25
        market value adjustment                                    26
        market timing                                              50
        Maturity date annuity payments                             60
        maturity dates                                             25
        maturity value                                             25
        Mortality and expense risks charge                         61
        NQ                                                          2
        one-time reset option                                      32
        Online Account Access                                       8
        partial withdrawals                                        53
        participant                                                18
        permitted variable investment options                      19
        Portfolio                                                   1
        Principal guarantee benefits                               42
        processing office                                         2,8
        QP                                                          2
        rate to maturity                                           25
        rebalancing                                                51
        Rollover IRA                                                2
        Rollover TSA                                                2
        Roth Conversion IRA                                         2
        Roth IRA                                                   80
        SAI                                                         2
        SEC                                                         2
        self-directed allocation                                   26
        Separate Account No. 49                                    85
        Special dollar cost averaging                              27
        Special money market dollar cost averaging                 27
        Spousal continuation                                       68

                        INDEX OF KEY WORDS AND PHRASES

                                                              PAGE

             standard death benefit                           30
             substantially equal withdrawals                  54
             systematic withdrawals                           54
             TSA                                               2
             traditional IRA                                  75


                                                              PAGE

             Trusts                                              1
             unit                                               47
             variable investment options                      1,19
             wire transmittals and electronic applications      87
             withdrawal charge                                  62

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

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 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
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fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

variable investment options            Investment Funds

account value                          Annuity Account Value

rate to maturity                       Guaranteed Rates

unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit

guaranteed interest option             Guaranteed Interest Account

Guaranteed withdrawal benefit for life Guaranteed withdrawal benefit

GWBL benefit base                      Guaranteed withdrawal benefit for
                                       life benefit base

Guaranteed annual withdrawal amount    Guaranteed withdrawal benefit for
                                       life Annual withdrawal amount

Excess withdrawal                      Guaranteed withdrawal benefit for
                                       life Excess withdrawal
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                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $669.9 billion in assets as of December 31, 2017. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your account value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your account value as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.

 ONLINE ACCOUNT ACCESS SYSTEM:

Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options.

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program;

..   change your address;

..   change your password; and

..   access Frequently Asked Questions and Service Forms.

Online Account Access is normally available seven days a week, 24 hours a day. You may access Online Account Access by visiting our website at www.axa.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as ''market timing'' (see ''Disruptive transfer activity'' in ''Transferring your money among investment options'' later in this Prospectus).

 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             WHO IS AXA EQUITABLE?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL");

(18)purchase by, or change of ownership to, a non-natural owner;

(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20)requests to collaterally assign your NQ contract;

(21)transfers into and among the investment options; and

(22)requests for withdrawals.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts only);

(5)substantially equal withdrawals;

(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

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FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/, and Accumulator Select/SM/. Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the ''Fee table'' and ''Charges and expenses'' later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in ''Contribution amounts'' later in this section and in ''Rules regarding contributions to your contract" in "Appendix X" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                                       ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                       ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
--------------------------------------------------------------------------------------
Special dollar cost         Yes             No              Yes             No
averaging
--------------------------------------------------------------------------------------
Special money market        No              Yes             No              Yes
dollar cost averaging
--------------------------------------------------------------------------------------
Credits                     No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
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FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract, which is an Individual Retirement Annuity (IRA)
                            or Tax Sheltered Annuity (TSA), or to fund an employer
                            retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or
                            contributing to one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the
                            relative features, benefits and costs of these annuities
                            compared with any other investment that you may use in
                            connection with your retirement plan or arrangement.
                            Depending on your personal situation, the contract's
                            guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT              protection for you during your life once you elect to
                            annuitize the contract.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

GUARANTEED WITHDRAWAL  The Guaranteed withdrawal benefit for life option
BENEFIT FOR LIFE       (''GWBL'') guarantees that you can take withdrawals up to a maximum amount each contract year (your ''Guaranteed annual withdrawal amount'') beginning at age 45 or later.
                       Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to
                       zero (unless it is caused by a withdrawal that exceeds your
                       Guaranteed annual withdrawal amount).
-----------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS   Currently, with limited exceptions, we are not accepting
                       additional contributions to Accumulator(R) series
                       contracts. We continue to accept contributions to: (i) QP
                       contracts; and (ii) all contracts, except TSA, issued in
                       the state of Florida. Information regarding contributions
                       in this section is for the benefit of contract owners
                       currently eligible to continue making contributions to the contracts.
                       The chart below shows the minimum initial and additional
                       contribution amounts under the contracts. Initial
                       contribution amounts are provided for informational
                       purposes only. Please see ''How you can contribute to your contract" under ''Contract features and benefits'' and
                       "Rules regarding contributions to your contract" in
                       "Appendix X" for more information.

                                              ACCUMULATOR(R)      ACCUMULATOR(R)      ACCUMULATOR(R)
                           ACCUMULATOR(R)     PLUS/SM/            ELITE/SM/           SELECT/SM/
---------------------------------------------------------------------------------------------------------
NQ                         $5,000($500)/(1)/  $10,000($500)/(1)/  $10,000($500)/(1)/  $25,000($500)/(1)/
---------------------------------------------------------------------------------------------------------
Rollover IRA               $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
---------------------------------------------------------------------------------------------------------
Flexible Premium IRA       $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Roth Conversion IRA        $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
---------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA  $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary  $5,000($1,000)     n/a                 $10,000($1,000)     $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) ("Inherited IRA")
---------------------------------------------------------------------------------------------------------
QP                         $5,000($500)       $10,000($500)       $10,000($500)       n/a
---------------------------------------------------------------------------------------------------------
Rollover TSA               $5,000($500)       $10,000($500)       $10,000($500)       $25,000($500)
---------------------------------------------------------------------------------------------------------
/(1)/$100 monthly and $300 quarterly under our automatic investment program.
/(2)/$50 monthly or quarterly under our automatic investment program.

                                .   Maximum contribution limitations apply to all
                                    contracts. For more information, please see "How you
                                    can contribute to your contract" in "Contract features
                                    and benefits" later in this Prospectus.
                                ------------------------------------------------------------
                                In general, contributions are limited to $1.5 million
                                ($500,000 maximum for owners or annuitants who are age 81
                                and older at contract issue) under all Accumulator(R)
                                Series contracts with the same owner or annuitant. We
                                generally limit aggregate contributions made after the
                                first contract year to 150% of first-year contributions.
                                Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                                including our rights to (i) change minimum and maximum
                                contribution requirements and limitations, and (ii)
                                discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit your transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For
                                more information, please see "How you can contribute to
                                your contract" in "Contract features and benefits" later in this Prospectus.
--------------------------------------------------------------------------------------------
CREDIT (ACCUMULATOR(R) PLUS/SM  We allocate your contributions to your account value. We
/CONTRACTS ONLY)                allocate a credit to your account value at the same time
                                that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                                The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                                recovery by us in certain limited circumstances.
--------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY            .   Partial withdrawals
                                .   Several withdrawal options on a periodic basis
                                .   Loans under Rollover TSA contracts (employer or plan
                                    approval required)
                                .   Contract surrender
                                .   Maximum payment plan (only under contracts with GWBL)
                                .   Customized payment plan (only under contracts with GWBL)
                                You may incur a withdrawal charge (not applicable to
                                Accumulator(R) Select/SM /contracts) for certain
                                withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals
                                will diminish the value of optional benefits.
--------------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly, semiannually, and
                               annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nursing home (not applicable to Accumulator(R)
                               Select/SM /contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Roll-Up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix X" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee Table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in ''Charges and expenses'' later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VIII later in this Prospectus for more information.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, request special services, if you make certain withdrawals or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
TRANSACTIONS
--------------------------------------------------------------------------------
Maximum withdrawal
charge as a
percentage of
contributions
withdrawn (deducted
if you surrender
your contract or
make certain
withdrawals or
apply your cash
value to certain                    ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
payout               ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
options)./(1)/       7.00%          8.00%          8.00%          N/A

SPECIAL SERVICES
CHARGES

..   Wire transfer    Current and Maximum Charge:   $90
    charge

..   Express mail     Current and Maximum Charge:   $35
    charge

..   Duplicate        Current and Maximum Charge:   $35/(2)/
    contract charge
--------------------------------------------------------------------------------

The following tables
describe the fees and
expenses that you will pay
periodically during the
time that you own the
contract, not including the
underlying trust portfolio
fees and expenses.

---------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
---------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge/(3)/
   If your account value on a contract date anniversary is less than $50,000/(4)/                     $30

   If your account value on a contract date anniversary is $50,000 or more                            $0

--------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                 ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
                                                   ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
                                                   -----------    -              -              -
Mortality and expense risks/(5)/                   0.80%          0.95%          1.10%          1.10%
Administrative                                     0.30%          0.35%          0.30%          0.25%
Distribution                                       0.20%          0.25%          0.25%          0.35%
                                                   -----          -----          -----          -----
Total Separate account annual expenses             1.30%          1.55%          1.65%          1.70%

-----------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING
OPTIONAL BENEFITS
-----------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a percentage of the applicable benefit base. Deducted annually/(3) /on each contract date anniversary for which the benefit is in effect.)

   Standard death benefit and GWBL Standard death benefit                No Charge

   Annual Ratchet to age 85                                              0.25%

   Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85       0.80%/(5)/

                                   FEE TABLE

   If you elect to reset this benefit base, if
   applicable, we will increase your charge to:      0.95%

   Greater of 6% Roll-Up to age 85 or Annual
   Ratchet to age 85                                 0.65%/(6)/

   If you elect to reset this benefit base, if
   applicable, we will increase your charge to:      0.80%

   Greater of 3% Roll-Up to age 85 or Annual
   Ratchet to age 85                                 0.65%

   GWBL Enhanced death benefit                       0.30%

   Modified death benefit/(9)/ ("Modified DB")       No charge (if you previously had the Standard death benefit)
                                                     0.25% of the Annual Ratchet to age 85 benefit base (if you previously had the Annual Ratchet to age 85 death benefit)
                                                     0.55%/(10)/ or 0.40%/(11)/ of the Greater of 6% Roll-Up to age 85 benefit base or Annual Ratchet to age 85 benefit base, as applicable (if you previously had the Greater of 6% Roll-Up to age 85 death benefit)
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE (Calculated
as a percentage of the account value. Deducted
annually/(3) /on each contract date anniversary
for which the benefit is in effect.)

   100% Principal guarantee benefit                  0.50%

   125% Principal guarantee benefit                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE
(Calculated as a percentage of the applicable
benefit base. Deducted annually/(3) /on each
contract date anniversary for which the benefit
is in effect.)

If you elect the Guaranteed minimum income
benefit that includes the 6 1/2% Roll-Up benefit
base                                                 0.80%/(6)/

   If you elect to reset this benefit base, we       1.10%
   will increase your charge to:
If you elect the Guaranteed minimum income
benefit that includes the 6% Roll-Up benefit base    0.65%/(6)/

   If you elect to reset this Roll-Up benefit
   base, we will increase your charge to:            0.95%
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE (Calculated
as a percentage of the account value. Deducted
annually/(3) /on each contract date anniversary
for which the benefit is in effect.)                 0.35%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE (Calculated as a percentage of the GWBL
benefit base. Deducted annually/(3) /on each         0.65% for the Single Life option
contract date anniversary.)                          0.80% for the Joint Life option
If your GWBL benefit base ratchets, we will          0.80% for the Single Life option
increase your charge to:                             0.95% for the Joint Life option
Please see "Guaranteed withdrawal benefit for life ("GWBL")" in
"Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet
provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (NEW      The New GWBL percentage charge is the same percentage charge you
GWBL)/(12)/ CHARGE (Calculated as a percentage of    previously paid for the GMIB.
the applicable benefit base. Deducted
annually/(13)/ on each contract date anniversary
for which the benefit is in effect.)
------------------------------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE -- ROLLOVER TSA
CONTRACTS ONLY (Calculated and deducted daily as
a percentage of the outstanding loan amount.)        2.00%/(7)/
------------------------------------------------------------------------------------------------------------------------------------

                                   FEE TABLE

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


-----------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets  Lowest Highest
including management fees, 12b-1 fees, service fees, and/or other expenses)/(8)/             0.59%  1.41%
-----------------------------------------------------------------------------------------------------------


Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be ''contract year 1'')

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)       Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
     1........     7.00%          8.00%          8.00%
     2........     7.00%          8.00%          7.00%
     3........     6.00%          7.00%          6.00%
     4........     6.00%          7.00%          5.00%
     5........     5.00%          6.00%          0.00%
     6........     3.00%          5.00%          0.00%
     7........     1.00%          4.00%          0.00%
     8........     0.00%          3.00%          0.00%
     9+.......     0.00%          0.00%          0.00%

(2)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(3)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(4)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(5)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM /contracts, the charges also compensate us for the expense associated with the credit.

(6)We will increase this charge to the maximum charge shown in the table above, if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge'' and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Any reset prior to April 1, 2013 did not result in an increased charge.

(7)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See ''Loans under Rollover TSA contracts'' later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(8)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

(9)Only applicable to contract holders who elected to convert their Guaranteed minimum income benefit into the New Guaranteed Benefit for Life. See Appendix XII for more information.

(10)Applicable if you were previously paying 0.80% for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 death benefit.

(11)Applicable if you were previously paying 0.65% for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 death benefit.

(12)Only applicable to contract holders who elected to convert their Guaranteed minimum income benefit into the New GWBL. See Appendix XII for more information.

(13)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year which results in an estimated administrative charge calculated as a percentage of contract value, as follows:
Accumulator(R) 0.008%; Accumulator(R) Plus/SM/ 0.011%; Accumulator(R) Elite/SM/ 0.013%; and Accumulator(R) Select/SM/ 0.004%.

                                   FEE TABLE

The fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract) and the charge for any optional benefits do apply to the fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract). A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the examples also assume maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,193   $2,216    $3,294    $6,009    $493  $1,616  $2,794   $6,009
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,106   $1,964    $2,888    $5,275    $406  $1,364  $2,388   $5,275
---------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,330   $2,323    $2,965    $6,307    $530  $1,723  $2,965   $6,307
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,244   $2,073    $2,565    $5,601    $444  $1,473  $2,565   $5,601
---------------------------------------------------------------------------------------------------------


                                        ACCUMULATOR(R) PLUS/SM/
---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,333   $2,435    $3,588    $6,372    $533  $1,735  $2,988   $6,372
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,243   $2,174    $3,170    $5,625    $443  $1,474  $2,570   $5,625
---------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) SELECT/SM/
---------------------------------------------------------------------------------------------------------
                                                                      IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF  SURRENDER YOUR CONTRACT AT THE END OF
                                      THE APPLICABLE TIME PERIOD      THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A   $2,086  $3,335   $6,691   $534    $1,736    $2,985    $6,341
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A   $1,836  $2,936   $5,988   $448    $1,486    $2,586    $5,638
---------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2017.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The table in Appendix X summarizes our current rules regarding contributions to your contract, which rules are subject to change. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit your transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE HAVE EXERCISED OUR RIGHT TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS AS DESCRIBED ABOVE.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the ''150% limit''). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year's contributions. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VII later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

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THE ''OWNER'' IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE ''ANNUITANT'' IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under
Section 1035 of the Internal Revenue Code, we permit joint annuitants. We also permit joint annuitants in non-exchange sales if you elect the Guaranteed withdrawal benefit for life on a Joint life basis, and the contract is owned by a non-natural owner. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See ''Inherited IRA beneficiary continuation contract'' later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

                        CONTRACT FEATURES AND BENEFITS

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. You may be permitted under the terms of your NQ contract to transfer ownership to a family member. In the event that ownership is changed to a family member, the original owner of the contract will remain the measuring life for determining contract benefits. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If GWBL is elected, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL has not been elected, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST
(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit (''GMIB'') or the Guaranteed withdrawal benefit for life ("GWBL"), or an enhanced death benefit, you should strongly consider ''split-funding'': that is the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in ''More information'' later in this Prospectus.

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THE ''CONTRACT DATE'' IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A ''CONTRACT YEAR.'' THE END OF EACH 12 MONTH PERIOD IS YOUR ''CONTRACT DATE ANNIVERSARY.'' FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
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AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL BE TERMINATED WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.
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Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

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OUR ''BUSINESS DAY'' IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE ''DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR.''
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                        CONTRACT FEATURES AND BENEFITS

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If you elect the 100% Principal guarantee benefit, the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the following variable investment options: the AXA/AB Short Duration Government Bond Portfolio, the AXA Aggressive Allocation Portfolio, the AXA Conservative Allocation Portfolio, the AXA Conservative-Plus Allocation Portfolio, the AXA Moderate Allocation Portfolio, the AXA Moderate-Plus Allocation Portfolio, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the EQ/Equity 500 Index Portfolio (''permitted variable investment options'').

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), the AXA/AB Short Duration Government Bond Portfolio, the AXA Moderate Allocation Portfolio and the EQ/Equity 500 Index Portfolio.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable and/or its affiliates may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategyy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). THIS MAY EFFECTIVELY SUPPRESS THE VALUE OF GUARANTEED BENEFIT(S) THAT ARE ELIGIBLE FOR PERIODIC BENEFIT BASE RESETS BECAUSE YOUR BENEFIT BASE IS AVAILABLE FOR RESETS ONLY WHEN YOUR ACCOUNT VALUE IS HIGHER. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.


Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


ASSET TRANSFER PROGRAM. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

                        CONTRACT FEATURES AND BENEFITS

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


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 AXA PREMIER VIP
 TRUST                                                                 INVESTMENT ADVISER
 CLASS B SHARES                                                        (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                         AS APPLICABLE)                 MANAGEMENT
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AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.  .   AXA Equitable              (check mark)
  ALLOCATION                                                               Funds Management Group,
                                                                           LLC
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AXA CONSERVATIVE     Seeks to achieve a high level of current income.  .   AXA Equitable              (check mark)
  ALLOCATION                                                               Funds Management Group,
                                                                           LLC
-------------------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of     .   AXA Equitable              (check mark)
  CONSERVATIVE-PLUS  capital, with a greater emphasis on current           Funds Management Group,
  ALLOCATION         income.                                               LLC
-------------------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation   .   AXA Equitable              (check mark)
  ALLOCATION         and current income.                                   Funds Management Group,
                                                                           LLC
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AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation   .   AXA Equitable              (check mark)
  ALLOCATION         and current income, with a greater emphasis on        Funds Management Group,
                     capital appreciation.                                 LLC


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 EQ ADVISORS TRUST                                                    INVESTMENT ADVISER
 CLASS IB SHARES                                                      (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                        AS APPLICABLE)                 MANAGEMENT
------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO        Seeks to achieve capital appreciation.           .   GAMCO Asset Management,
  Mergers &                                                               Inc.
  Acquisitions
------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO Small  Seeks to maximize capital appreciation.          .   GAMCO Asset Management,
  Company Value                                                           Inc.
------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY     Seeks to track the investment results of the     .   BlackRock Investment
  RESPONSIBLE        MSCI KLD 400 Social Index.                           Management, LLC
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AXA 400 MANAGED      Seeks to achieve long-term growth of capital     .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and    .   AXA Equitable Funds
                     managing volatility in the Portfolio.                Management Group, LLC
                                                                      .   BlackRock Investment
                                                                          Management, LLC
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AXA 2000 MANAGED     Seeks to achieve long-term growth of capital     .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and    .   AXA Equitable Funds
                     managing volatility in the Portfolio.                Management Group, LLC
                                                                      .   BlackRock Investment
                                                                          Management, LLC
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AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation  .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and        Management Group, LLC
                     managing volatility in the Portfolio.            .   BlackRock Investment
                                                                          Management, LLC
                                                                      .   Morgan Stanley Investment
                                                                          Management Inc.
                                                                      .   OppenheimerFunds, Inc.
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                        CONTRACT FEATURES AND BENEFITS

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 EQ ADVISORS TRUST                                                      INVESTMENT ADVISER
 CLASS IB SHARES                                                        (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                          AS APPLICABLE)                 MANAGEMENT
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AXA INTERNATIONAL    Seeks to achieve long-term growth of capital       .   AXA Equitable Funds        (check mark)
  CORE MANAGED       with an emphasis on risk-adjusted returns and          Management Group, LLC
  VOLATILITY         managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   EARNEST Partners, LLC
                                                                        .   Federated Global
                                                                            Investment Corp.
                                                                        .   Massachusetts Financial
                                                                            Services Company d/b/a
                                                                            MFS Investment Management
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AXA INTERNATIONAL    Seeks to provide current income and long-term      .   AXA Equitable Funds        (check mark)
  VALUE MANAGED      growth of income, accompanied by growth of             Management Group, LLC
  VOLATILITY         capital with an emphasis on risk-adjusted          .   BlackRock Investment
                     returns and managing volatility in the Portfolio.      Management, LLC
                                                                        .   Northern Cross, LLC
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AXA LARGE CAP CORE   Seeks to achieve long-term growth of capital       .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and          Management Group, LLC
                     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Capital Guardian Trust
                                                                            Company
                                                                        .   Thornburg Investment
                                                                            Management, Inc.
                                                                        .   Vaughan Nelson Investment
                                                                            Management
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AXA LARGE CAP        Seeks to provide long-term capital growth with     .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED     an emphasis on risk-adjusted returns and               Management Group, LLC
  VOLATILITY         managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   HS Management Partners,
                                                                            LLC
                                                                        .   Loomis, Sayles & Company,
                                                                            L.P.
                                                                        .   Polen Capital Management,
                                                                            LLC
                                                                        .   T. Rowe Price Associates,
                                                                            Inc.
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AXA LARGE CAP VALUE  Seeks to achieve long-term growth of capital       .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and      .   AXA Equitable Funds
                     managing volatility in the Portfolio.                  Management Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Massachusetts Financial
                                                                            Services Company d/b/a
                                                                            MFS Investment Management
--------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE    Seeks to achieve long-term capital appreciation    .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk adjusted returns and          Management Group, LLC
                     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Diamond Hill Capital
                                                                            Management, Inc.
                                                                        .   Wellington Management
                                                                            Company, LLP
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AXA/AB SHORT         Seeks to achieve a balance of current income       .   AllianceBernstein L.P.
  DURATION           and capital appreciation, consistent with a
  GOVERNMENT BOND    prudent level of risk.
--------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

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 EQ ADVISORS TRUST                                                          INVESTMENT ADVISER
 CLASS IB SHARES                                                            (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                              AS APPLICABLE)                 MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP     Seeks to achieve long-term growth of capital.          .   AllianceBernstein L.P.
  GROWTH                                                                    .   AXA Equitable Funds
                                                                                Management Group, LLC
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AXA/FRANKLIN         Seeks to maximize income while maintaining             .   AXA Equitable Funds        (check mark)
  BALANCED MANAGED   prospects for capital appreciation with an                 Management Group, LLC
  VOLATILITY         emphasis on risk-adjusted returns and managing         .   BlackRock Investment
                     volatility in the Portfolio.                               Management, LLC
                                                                            .   Franklin Advisers, Inc.
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AXA/FRANKLIN SMALL   Seeks to achieve long-term total return with an        .   AXA Equitable Funds        (check mark)
  CAP VALUE MANAGED  emphasis on risk-adjusted returns and managing             Management Group, LLC
  VOLATILITY         volatility in the Portfolio.                           .   BlackRock Investment
                                                                                Management, LLC
                                                                            .   Franklin Advisory
                                                                                Services, LLC
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AXA/FRANKLIN         Primarily seeks capital appreciation and               .   AXA Equitable Funds        (check mark)
  TEMPLETON          secondarily seeks income.                                  Management Group, LLC
  ALLOCATION
  MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE Seeks to achieve capital growth.                       .   Janus Capital Management
                                                                                LLC
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE     Seeks to achieve capital appreciation, which may       .   AXA Equitable Funds        (check mark)
  CAP EQUITY         occasionally be short-term, with an emphasis on            Management Group, LLC
  MANAGED VOLATILITY risk adjusted returns and managing volatility in       .   BlackRock Investment
                     the Portfolio.                                             Management, LLC
                                                                            .   Franklin Mutual Advisers,
                                                                                LLC
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON        Seeks to achieve long-term capital growth with         .   AXA Equitable Funds        (check mark)
  GLOBAL EQUITY      an emphasis on risk adjusted returns and                   Management Group, LLC
  MANAGED VOLATILITY managing volatility in the Portfolio.                  .   BlackRock Investment
                                                                                Management, LLC
                                                                            .   Templeton Global Advisors
                                                                                Limited
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses        .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance
                     of the Russell 3000(R) Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Russell 3000(R) Index.
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EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses        .   SSgA Funds Management,
                     that approximates the total return performance of          Inc.
                     the Bloomberg Barclays U.S. Intermediate
                     Government/Credit Bond Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Bloomberg Barclays
                     U.S. Intermediate Government/Credit Bond Index.
------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses        .   AllianceBernstein L.P.
                     that approximates the total return performance
                     of the Standard & Poor's 500 Composite Stock
                     Price Index, including reinvestment of dividends,
                     at a risk level consistent with that of the
                     Standard & Poor's 500 Composite Stock Price
                     Index.
------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses        .   SSgA Funds Management,
  GOVERNMENT BOND    that approximates the total return performance of          Inc.
                     the Bloomberg Barclays U.S. Intermediate
                     Government Bond Index, including reinvestment
                     of dividends, at a risk level consistent with that of
                     the Bloomberg Barclays U.S. Intermediate
                     Government Bond Index.
------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                          INVESTMENT ADVISER
 CLASS IB SHARES                                                            (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                              AS APPLICABLE)                 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses)      .   AllianceBernstein L.P.
  EQUITY INDEX       that approximates the total return performance
                     of a composite index comprised of 40% DJ Euro
                     STOXX 50 Index, 25% FTSE 100 Index, 25%
                     TOPIX Index, and 10% S&P/ASX 200 Index,
                     including reinvestment of dividends, at a risk
                     level consistent with that of the composite index.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses        .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance of
                     the Russell 1000(R) Growth Index, including
                     reinvestment of dividends at a risk level consistent
                     with that of the Russell 1000(R) Growth Index.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses        .   SSgA Funds Management,
  INDEX              that approximates the total return performance             Inc.
                     of the Russell 1000(R) Value Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Russell 1000(R) Value
                     Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that   .   SSgA Funds Management,
                     approximates the total return performance of the           Inc.
                     Standard & Poor's Mid Cap 400 Index, including
                     reinvestment of dividends, at a risk level consistent
                     with that of the Standard & Poor's Mid Cap 400
                     Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(1)/ Seeks to obtain a high level of current income,        .   The Dreyfus Corporation
                     preserve its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent        .   AllianceBernstein L.P.
                     with moderate risk to capital.                         .   AXA Equitable Funds
                                                                                Management Group, LLC
                                                                            .   Pacific Investment
                                                                                Management Company LLC
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before      .   AllianceBernstein L.P.
  INDEX              expenses) the total return of the Russell 2000(R)
                     Index.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.          .   Allianz Global Investors
  TECHNOLOGY                                                                    U.S. LLC
                                                                            .   AXA Equitable Funds
                                                                                Management Group, LLC
                                                                            .   SSgA Funds Management,
                                                                                Inc.
                                                                            .   Wellington Management
                                                                                Company, LLP
----------------------------------------------------------------------------------------------------------------------



(1)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based upon our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VII later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2018 is 1.50%, 2.75% or 3.00%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, an allocation to the guaranteed interest option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the guaranteed interest rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VII later in this Prospectus to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
FIXED MATURITY OPTIONS GENERALLY RANGE FROM ONE TO TEN YEARS TO MATURITY.
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, an allocation to a fixed maturity option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to a fixed maturity rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for owner and annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Series contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed below in "Allocating your contributions" would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

(b)withdraw the maturity value (for all contracts except Accumulator(R) Select/SM/, there may be a withdrawal charge).

                        CONTRACT FEATURES AND BENEFITS

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2018, the next available maturity date was February 15, 2028. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in ''More information'' later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans

                        CONTRACT FEATURES AND BENEFITS
of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as ''enhanced rate dollar cost averaging.''

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12-month program at any time subject to the age limitation on contributions described earlier in this Prospectus.

Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator(R) Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

                        CONTRACT FEATURES AND BENEFITS

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. See Appendix VII later in this Prospectus for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you have elected a Principal guarantee benefit, the general dollar cost averaging program is not available.

If you elect the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, general dollar cost averaging is not available.

INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under ''Transferring your account value'' in ''Transferring your money among investment options'' later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, the

                        CONTRACT FEATURES AND BENEFITS
special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See ''Transferring your money among investment options'' later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base'' below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VII later in this Prospectus for more information on state availability. You may only participate in one dollar cost averaging program at a time.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
               Less than $500,000                      4%
               -------------------------------------------------
               $500,000-$999,999.99                   4.5%
               -------------------------------------------------
               $1 million or more                      5%
               -------------------------------------------------

The percentage of the credit is based on your total first year total contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional contributions to meet one of the breakpoints (the ''Expected First Year Contribution Amount'') and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percent- age applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

   -- The ''Indication of intent'' approach to first year contributions is not available in all states. Please see Appendix VII later in this Prospectus for information on state availability.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see ''Your right to cancel within a certain number of days'' later in this Prospectus)/(1)/

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

                        CONTRACT FEATURES AND BENEFITS

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, the fixed maturity options in order of the earliest maturing date(s), any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See ''Charges and expenses'' later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see ''Guaranteed withdrawal benefit for life (''GWBL'')'' later in this section.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your ''benefit base'') are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also ''Guaranteed minimum income benefit'' and ''Guaranteed minimum death benefit'' below.

STANDARD DEATH BENEFIT.  Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

6 1/2% (OR 6%, IF APPLICABLE) ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

The effective annual roll-up rate credited to this benefit base is:

..   6 1/2% (or 6%, if applicable) with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts but excluding all other
..   amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM /contracts only); the effective annual rate may be 4% in some states. Please see Appendix VII later in this Prospectus to see what applies in your state; and

..   3% with respect to the EQ/Money Market variable investment option, the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable). If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, an allocation to any investment option that rolls up at 3% will effectively reduce the growth rate of your guaranteed benefit. For more information, see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. However, even after the 61/2 % (or 6%, if applicable) Roll-Up to age 85 benefit base stops rolling up, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

Please see ''Our administrative procedures for calculating your Roll-Up benefit base following a transfer'' later in the Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher Roll-Up rate (4-6.5%) and investment options with a lower Roll-Up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                     -or-

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older

                        CONTRACT FEATURES AND BENEFITS
   joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                     -or-

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

Your Annual Ratchet to age 85 benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

GREATER OF 6 1/2% (OR 6% IF APPLICABLE) ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see '' Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

3% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 3% ROLL-UP TO AGE 85 OR THE
ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to the benefit base is 3%.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. However, even after the 3% Roll-Up to age 85 benefit base stops rolling up, the associated Guaranteed minimum death benefit will remain in effect. We will continue to deduct the charge for the Guaranteed minimum death benefit, and if the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable Guaranteed minimum death benefit base amount.

GREATER OF 3% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 3% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

GUARANTEED MINIMUM INCOME BENEFIT AND THE ROLL-UP BENEFIT BASE RESET. You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you elect the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6% if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, you may reset its Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75 AND your investment option choices will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of the 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the ''Greater of enhanced death benefit''), you will be eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, and your investment options will not be restricted. If you elect both options, they are not available with different Roll-Up benefit bases: each option must include either the 6 1/2% Roll-Up or 6% Roll-Up benefit base.

We will notify you, generally in your annual account statement that we issue each year following your contract date anniversary, if the Roll-Up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

                        CONTRACT FEATURES AND BENEFITS

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ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.
AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT
BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
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If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see ''How to reach us'' earlier in this Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary. If after your death your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75.

If you elect to reset your Roll-Up benefit base on any contract date anniversary on or after April 1, 2013, we will increase the charge for the Guaranteed minimum income benefit and the Greater of 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit to the maximum charge permitted under the contract. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both ''Guaranteed minimum death benefit charge'' and ''Guaranteed minimum income benefit charge'' in ''Charges and expenses'' later in this Prospectus for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See ''Exercise rules'' under ''Guaranteed minimum income benefit'' below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See ''Charges and expenses'' in the Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6 1/2% (or 6%) of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6 1/2% (or 6%) threshold. See ''Lifetime required minimum distribution withdrawals'' and ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' in ''Accessing your money.'' Also, see ''Required minimum distributions'' under ''Individual retirement arrangements (IRAs)'' in ''Tax information'' and Appendix II -- ''Purchase considerations for QP Contracts'' as well as Appendix IX --''Tax-sheltered annuity contracts (TSAs)'' later in this Prospectus.

If you elect both a ''Greater of'' enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under ''Guaranteed minimum income benefit'' below and annuity payout options are discussed under ''Your annuity payout options'' in ''Accessing your money'' later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

Subject to state availability (see Appendix VII later in this Prospectus), you may elect one of the following:

..   The Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base.

..   The Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

                        CONTRACT FEATURES AND BENEFITS

Both options include the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 75. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' earlier in this section.

If you elect the Guaranteed minimum income benefit with a ''Greater of'' death benefit, you can choose between one of the following two combinations:

..   the Greater of the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, or

..   the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you elect the Guaranteed minimum income benefit without the Greater of the 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under ''Guaranteed minimum income benefit charge'' in ''Charges and expenses'' later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit. If you elect both the Guaranteed minimum income benefit and a ''Greater of'' enhanced death benefit, the Roll-Up rate you elect must be the same for both features.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See ''Owner and annuitant requirements'' earlier in this section. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information,'' later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

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                                 LEVEL PAYMENTS
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        OWNER'S AGE AT EXERCISE                    PERIOD CERTAIN YEARS
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            80 and younger                                  10
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                  81                                         9
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                  82                                         8
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                  83                                         7
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                  84                                         6
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                  85                                         5
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We may also make other forms of payout options available. For a description of payout options, see ''Your annuity payout options'' in ''Accessing your money'' later in this Prospectus.

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THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
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When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to GMIB guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors or the guaranteed annuity purchase factors stated in your contract. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see ''Exercise of Guaranteed minimum income benefit'' below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT ''NO LAPSE GUARANTEE''. In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including the Guaranteed minimum death benefit, any other guaranteed benefits and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 6 1/2% (or
    6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

If your no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit, Guaranteed minimum death benefit (if elected) and any other guaranteed benefits.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6 1/2% (or 6%, applicable) of your Roll-Up benefit base at the beginning of the contract year.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Money Market variable investment option, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.

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                                                   GUARANTEED MINIMUM
             CONTRACT DATE                      INCOME BENEFIT -- ANNUAL
        ANNIVERSARY AT EXERCISE                  INCOME PAYABLE FOR LIFE
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                  10                                     $10,065
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                  15                                     $15,266
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EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice with your annual statement. The annual statement will illustrate how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit.

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY, AND YOU CAN ONLY EXERCISE THE GUARANTEED MINIMUM INCOME BENEFIT, IF ELIGIBLE, DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR
CONTRACT WILL TERMINATE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
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You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. Also, upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See ''Accessing your money'' under ''Withdrawing your account value'' later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

                        CONTRACT FEATURES AND BENEFITS

..   To exercise the Guaranteed minimum income benefit:

   -- We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

   -- Your account value must be greater than zero on the exercise date. See
      "Effect of your account value falling to zero" in "Determining your contract's value" for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii)if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)Since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the GMIB benefit amount and account value, and make a withdrawal from the contract if necessary. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus.

(v)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll- over of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day time- frame following the contract date anniversary in order for you to be eligible to exercise;

(vi)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vii)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;


(viii)if the contract is jointly owned and not an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or (b) as a single life benefit paid on the basis of the older owner's age;

(ix)if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the annuitant's age; and

(x)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.


See ''Effect of the owner's death'' under ''Payment of death benefit'' later in this Prospectus for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value" and the section entitled ''Charges and expenses'' later in this Prospectus.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information. If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix XII for more information about the New GWBL and the Modified Death Benefit.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see ''Guaranteed withdrawal benefit for life (''GWBL'')'' later in this section.

                        CONTRACT FEATURES AND BENEFITS

Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, the standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 81 through 85 at issue. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See ''Payment of death benefit'' later in this Prospectus for more information.

Any of the enhanced death benefits (other than the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. Although the amount of your enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. There is no additional charge for the standard death benefit. See "Guaranteed minimum death benefit charge" in "Charges and expenses" for more information.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See "Termination of your contract" in "Determining your contract's value" for information about the circumstances under which your contract will terminate.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix VII later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits:

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts; 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; 0 through 70 at issue for Inherited IRA contracts; and 20 through 75 at issue of QP contracts (20 through 70 at issue for Accumulator(R) Plus/SM/ QP contracts.

..   ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 76 through 80 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts.

..   THE GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

These enhanced death benefits, together with the standard death benefit, comprise the Guaranteed minimum death benefits available under the contract.

The Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 is not available for QP, Flexible Premium IRA, and Inherited IRA contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base.'' Once you have made your enhanced death benefit election, you may not change it.

As discussed earlier in this Prospectus, you can elect a ''Greater of'' enhanced death benefit with a corresponding Guaranteed minimum income benefit. You can elect one of the following two combinations:

..   the Greater of 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, or

..   the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you purchase a ''Greater of'' enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you purchase a ''Greater of'' enhanced death benefit without the Guaranteed minimum income benefit, no reset is available. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' earlier in this section.

For information about the effect of withdrawals on your Guaranteed minimum death benefit, please see ''How withdrawals affect your

                        CONTRACT FEATURES AND BENEFITS

Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See ''Owner and annuitant requirements'' earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Guaranteed minimum death benefit. If you accepted such an offer, your Guaranteed minimum death benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Guaranteed minimum death benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VII later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of ''Tax information'' later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information,'' later in this Prospectus for more information. This benefit will also terminate if your contract terminates for any reason. See "Termination of your contract" in "Determining your contract's value" later in this Prospectus.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) ''Net contributions'' are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. ''Net contributions'' are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in ''net contributions''); and
(ii) ''Death benefit'' is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement death benefit is calculated, please see Appendix VI.

Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum.

                        CONTRACT FEATURES AND BENEFITS

See ''Spousal continuation'' in ''Payment of death benefit'' later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VII later in this Prospectus to see if this feature is available in your state.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Earnings enhancement benefit. If you accepted such an offer, your Earnings enhancement benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Earnings enhancement benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (''GWBL'')

For an additional charge, the Guaranteed withdrawal benefit for life (''GWBL'') guarantees that you can take withdrawals up to a maximum amount per year (your ''Guaranteed annual withdrawal amount''). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits, described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See ''Accessing your money'' later in this Prospectus. Your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. Our general dollar cost averaging program is not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See ''What are your investment options under the contract?'' earlier in this section.

You may buy this benefit on a single life (''Single life'') or a joint life (''Joint life'') basis. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner.

For Joint life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint life basis.

Joint life QP and TSA contracts are not permitted in connection with the benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See ''Owner and annuitant requirements'' earlier in this section.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see ''Guaranteed withdrawal benefit for life benefit charge'' in ''Charges and expenses'' later in this Prospectus for a description of the charge.

You should not purchase this benefit if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see ''Effect of Excess withdrawals'' below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date;

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

..   You plan to use it for withdrawals prior to age 59 1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions (''RMDs'') without losing the value of the GWBL benefit, provided you comply with the conditions described under ''Lifetime required minimum distribution withdrawals'' in ''Accessing your money'' later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL benefit base increases by any subsequent contributions.

                        CONTRACT FEATURES AND BENEFITS

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under ''Annual Ratchet'' and ''7% deferral bonus.''

..   Your GWBL benefit base may be increased by the 200% Initial GWBL benefit base guarantee, as described later in this section.

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount (''Excess withdrawal''). See ''Effect of Excess withdrawals'' below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage (''Applicable percentage'') is based on the owner's age at the time of the first withdrawal. For Joint life contracts, the initial Applicable percentage is based on the age of the younger owner or successor owner at the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under ''Annual ratchet,'' on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

---------------------------------------------------------------------------------
AGE                                               APPLICABLE PERCENTAGE
---------------------------------------------------------------------------------
45-59                                                     4.0%
---------------------------------------------------------------------------------
60-75                                                     5.0%
---------------------------------------------------------------------------------
76-85                                                     6.0%
---------------------------------------------------------------------------------
86 and older                                              7.0%
---------------------------------------------------------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under ''Effect of Excess withdrawals'' and ''Subsequent contributions.'' The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the LESSER of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See ''Effect of your account value falling to zero'' later in this section.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see ''Lifetime required minimum distribution withdrawals'' in ''Accessing your money'' later in this Prospectus. Loans are not available under Rollover TSA contracts if GWBL is elected.

                        CONTRACT FEATURES AND BENEFITS

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we will increase the charge for the benefit to the maximum charge permitted under the contract. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see ''Guaranteed withdrawal benefit for life benefit charge'' in ''Charges and expenses'' later in this Prospectus.

7% DEFERRAL BONUS

At no additional charge, in each contract year in which you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 7% of your total contributions. This 7% deferral bonus is applicable for the life of the contract, subject to certain restrictions.

We will apply the 7% deferral bonus to your GWBL benefit base on each contract date anniversary until you make a withdrawal from your contract. In a contract year following an Annual Ratchet (described above), the deferral bonus will be applied to your GWBL benefit base on each contract date anniversary until you make a withdrawal. However, no deferral bonus is applied on a contract date anniversary on which an Annual Ratchet occurs.

Once you make a withdrawal, we will not apply the deferral bonus in future years unless you meet one of the exceptions that would allow you to continue to receive the deferral bonus. Those exceptions are described as follows:

..   You are eligible to receive the 7% deferral bonus for any of your first ten contract years that you have not taken a withdrawal, even if you had taken a withdrawal in a prior year. For example, if you take your first withdrawal in the second contract year, you are still eligible to receive the deferral bonus in contract years three through ten. The deferral bonus is not applied in the contract year in which a withdrawal was made.

..   You are eligible to receive the 7% deferral bonus to your GWBL Benefit Base on a contract date anniversary during the ten years following an Annual Ratchet, as long as no withdrawal is made in the same contract year. If a withdrawal is made during this ten-year period, no deferral bonus is applied in the contract year in which the withdrawal was made.

If the Annual Ratchet occurs on any contract date anniversary, for the next and subsequent contract years, the deferral bonus will be 7% of the most recent ratcheted GWBL benefit base, plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 7% deferral bonus will be calculated using the reset GWBL benefit base, plus any applicable contributions. The 7% deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a 7% deferral bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base but, as this adjustment is the result of the 7% deferral bonus rather than the Annual Ratchet, a new ten-year period, as described above, is not started by this adjustment to the GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 7% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 7% deferral bonus will still apply.

MATURITY DATE. The last deferral bonus will be applicable on the contract's maturity date. (See ''Annuity maturity date'' under ''Accessing your money'' later in this Prospectus.)

200% INITIAL GWBL BENEFIT BASE GUARANTEE

If you have not taken a withdrawal from the contract before the later of
(i) the tenth contract date anniversary, or (ii) the contract date anniversary following the owner's (or younger joint life's) attained age 70, the GWBL Benefit base will be increased to equal 200% of contributions made to the contract during the first 90 days, PLUS 100% of any subsequent contributions received after the first 90 days. There will be no increase if your GWBL benefit base already exceeds this initial GWBL Benefit base guarantee. This is the only time that this special increase to the GWBL Benefit base is available. However, you will continue to be eligible for the 7% deferral bonuses following this onetime increase.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator(R) Plus/SM/ contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix VII later in this Prospectus to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus).

                        CONTRACT FEATURES AND BENEFITS

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL Enhanced death benefit base increases by any subsequent contribution;

..   Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by any 7% deferral bonus, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by the onetime 200% Initial
    GWBL Benefit base guarantee, if applicable; and

..   Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

The death benefit is equal to your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   No subsequent contributions will be permitted.

..   If you were taking withdrawals through the ''Maximum payment plan,'' we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the ''Customized payment plan'' or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and the GWBL
    Enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in ''Charges and expenses'' later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See ''Effect of Excess withdrawals'' above in this section and ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2. See ''Tax information'' later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See ''How withdrawals are taken from your account value'' and ''How withdrawals affect your Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

                        CONTRACT FEATURES AND BENEFITS

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   For IRA, QP and TSA contracts, if you have to take a required minimum distribution (''RMD'') and it is your first withdrawal under the contract, the RMD will be considered your ''first withdrawal'' for the purposes of establishing your GWBL Applicable percentage.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' later in this Prospectus, even if pursuant to a divorce decree.

..   Before you name a beneficiary and if you are considering whether your joint owner/annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See "Payment of Death Benefit" under "Spousal continuation" later in this prospectus.

PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit (''PGB'').

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), the AXA/AB Short Duration Government Bond Portfolio, the AXA Moderate Allocation Portfolio and the EQ/Equity 500 Index Portfolio.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) (''benefit maturity date''), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See ''Owner and annuitant requirements'' earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See ''Tax information'' later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See ''Non-spousal joint owner contract continuation'' in ''Payment of death benefit'' later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See ''Payment of death benefit'' later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see ''Charges and expenses'' later in this Prospectus). You should note that the

                        CONTRACT FEATURES AND BENEFITS
purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix XII for more information about the New GWBL and the Modified Death Benefit.

GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION

The Guaranteed Benefit Lump Sum Payment option is currently available under the following limited circumstances.

   (1)If you elected a Guaranteed minimum income benefit ("GMIB"), and the no-lapse guarantee is in effect and your account value falls to zero, either due to a withdrawal that is not an Excess withdrawal or due to a deduction of charges;

                                      or

   (2)If you elected a Guaranteed withdrawal benefit for life ("GWBL") or elected a GMIB that converted to a GWBL, and your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges.

We reserve the right to terminate the availability of this option at any time. This option is not available under Rollover TSA contracts.


If your account value falls to zero, as described above, 1-2 business days thereafter we will send you a letter which will describe the options available to you, including the Guaranteed Benefit Lump Sum Payment option to make your election. In addition, the letter will include the following information:


   1. The Guaranteed Benefit Lump Sum offer is optional;

   2. If no action is taken, you will receive the stream of payments as promised under your contract;


   3. The amount and frequency of the stream of payments based on a single life annuity for GMIB or on the annuity option elected and applicable withdrawal rate for GWBL;


   4. The amount you would receive if you elect the Guaranteed Benefit Lump Sum offer;

   5. That the amount of the Guaranteed Benefit Lump Sum offer is less than the present value of the stream of payments;

   6. A description of the factors you should consider before accepting the Guaranteed Benefit Lump Sum offer; and

   7. The reason we are making the Guaranteed Benefit Lump Sum offer.


   8. That you may elect to receive a reduced series of income payments based on joint lives and can contact the customer services group to obtain the amount of a joint life annuity.


You will have no less than 30 days from the day your account value falls to zero to elect an option. If you elect the Guaranteed Benefit Lump Sum Payment option, you will receive the lump sum amount in a single payment.


If you elect the Guaranteed Benefit Lump Sum Payment, your contract and optional benefits will terminate, including any guaranteed minimum death benefit. If you do not make an election, we will automatically exercise your GMIB by issuing a supplementary annuity contract using the default option described in your contract. In the case of the GWBL, we will issue you a supplementary life annuity contract and any of the applicable benefits will continue.

                        CONTRACT FEATURES AND BENEFITS

We will determine the Guaranteed Benefit Lump Sum Payment amount as of the day your account value fell to zero. The amount of a Guaranteed Benefit Lump Sum Payment will vary based on the factors described below.

We first determine the contract reserves attributable to your contract using standard actuarial calculations, which is a conservative measurement of present value. In general, the contract reserve is the present value of future benefit payments. In determining your contract reserve, we take into account the following factors:

  .   The owner/annuitant's life expectancy (based on gender and age);

  . The current annual payment for the GMIB, adjusted for any outstanding withdrawal charge or, in the case of the GWBL, the guaranteed annual withdrawal amount, in the form of a single life annuity;

  .   The interest rate at the time your account value fell to zero; and

  .   Any remaining guaranteed minimum death benefit under the GWBL feature.


The Guaranteed Benefit Lump Sum Payment is calculated based on a percentage of the contract reserve based on certain factors including, but not limited to, the current interest rate environment and GMIB utilization rates. We will use the percentage that is in effect at the time of your election. The percentage will range from 50% to 90% of the contract reserve. If your account value falls to zero, as described above, we will notify you then of the current percentage when we send you the letter describing the options available to you. If you have the GMIB, your payment will be reduced, as applicable, by any annual payments made since your account value fell to zero. If you have the GWBL, your payment will be reduced, as applicable, by any GWBL withdrawals made under a Customized payment plan or Maximum payment plan since your account value fell to zero. For information on how the Guaranteed Benefit Lump Sum Payment option works under certain hypothetical circumstances, please see Appendix XI.

In the event your account falls to zero, as described above, you should evaluate this payment option carefully. IF YOU ELECT THE GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION, YOU WOULD NO LONGER HAVE THE ABILITY TO RECEIVE PERIODIC CASH PAYMENTS OVER YOUR LIFETIME UNDER THE GMIB AND/OR THE OPPORTUNITY TO TAKE CERTAIN GUARANTEED WITHDRAWALS AND KEEP ANY LEVEL OF GUARANTEED DEATH BENEFIT UNDER THE GWBL. When you purchased your contract you made a determination that the lifetime income stream available under the GMIB or the GWBL was important to you based on your personal circumstances. When considering this payment option, you should consider whether you still need the benefits of an ongoing lifetime income stream, given your personal and financial circumstances.


In addition, you should consider the following factors:

  . Whether, given your state of health, you believe you are likely to live to enjoy the future income benefits provided by the GMIB or the GWBL;


  . If you have the GWBL, whether it is important for you to leave a minimum death benefit to your beneficiaries as the election of the guaranteed lump sum option will terminate any guaranteed minimum death benefit, if still in effect; and

  . Whether a lump sum payment (which may be up to 50% less than the present value of the future stream of payments) is more important to you than a future stream of payments. See Hypothetical Illustration in Appendix XI.

  . Whether there are differences in tax consequences for taking a lump sum as opposed to receiving annuity payments.


In considering the factors above, and any other factors you believe are relevant, you may wish to consult with your financial professional or other advisor.


We believe that offering this payment option could be mutually beneficial to both us and to contract owners whose financial circumstances may have changed since they purchased the contract. If you elect the Guaranteed Benefit Lump Sum Payment option, you would immediately receive a lump sum payment rather than a stream of future payments over your lifetime. We would gain a financial benefit because we anticipate that providing a lump sum payment to you will be less costly to us than paying you periodic cash payments during your lifetime. The lump sum payment option may not be beneficial for everyone.

If you elect the Guaranteed Benefit Lump Sum Payment option it will be treated as a surrender of the contract and may be taxable and subject to tax penalties. For information on tax consequences, please see the section entitled "Tax information" in the Prospectus.


This payment option may not be available in all states. We may, in the future, suspend or terminate this payment option, or offer this payment option on more or less favorable terms upon advance notice to you.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected (''original IRA'') while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under ''Tax information.'' The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the ''5-year rule.'' See ''Beneficiary continuation option for IRA and Roth IRA contracts'' under ''Beneficiary continuation option'' in ''Payment of death benefit'' later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

                        CONTRACT FEATURES AND BENEFITS

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans (''Applicable Plan(s)''). In this discussion, unless otherwise indicated, references to ''deceased owner'' include ''deceased plan participant''; references to ''original IRA'' include ''the deceased plan participant's interest or benefit under the Applicable Plan'', and references to ''individual beneficiary of a traditional IRA'' include ''individual non-spousal beneficiary under an Applicable Plan.''

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, ''you'' refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

..   The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a ''see-through trust,'' the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

..   The Guaranteed minimum income benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACTS ARE NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you

                        CONTRACT FEATURES AND BENEFITS
must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this ''free look'' period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VII to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct),
(ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see ''Tax information'' later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see ''Surrendering your contract to receive its cash value,'' later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see ''Tax information'' later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your ''account value'' is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a ''cash value.'' At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see ''Surrendering your contract to receive its cash value'' in ''Accessing your money'' later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by ''units.'' The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM /contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other applicable guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include stopping withdrawals or exercising your Guaranteed minimum income benefit on your next contract date anniversary. If your contract was issued in Florida, you may be able to prevent termination of your contract by making a contribution under certain circumstances. Please call our processing office to determine if this applies to your contract.

                       DETERMINING YOUR CONTRACT'S VALUE

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AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL BE TERMINATED WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.
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See Appendix VII later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see ''Contract features and benefits'' earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract, including any GWBL Enhanced death benefit, and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See ''Contract features and benefits'' earlier in this Prospectus.

TERMINATION OF YOUR CONTRACT

Your contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

..   You surrender your contract. See "Surrendering your contract to receive its cash value" in Accessing your money" for more information.

..   You annuitize your contract, See "Your annuity payout options" in Accessing your money" for more information.

..   Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See "Your Annuity maturity date" in "Accessing your money" later in this Prospectus.

..   Your account value is insufficient to pay any applicable charges when due.
    See "Effect of your account value falling to zero" earlier in this section for more information (including a description of the circumstances under which your contract may not terminate and/or certain guaranteed benefits will continue to have value even if your account value falls to zero.)

Under certain circumstances, your GWBL and its minimum death benefit will continue even if your contract terminates. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contracts features and benefits" earlier in this Prospectus for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts).

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

..   If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

..   For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM /and Accumulator(R)
    Select/SM /contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VII later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the ''Disruptive transfer activity'' section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under ''Allocating your contributions'' in ''Contract features and benefits'' earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see ''Allocating your contributions'' in ''Contract features and benefits'' for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under ''6 1/2% (or 6%, if applicable) Roll-Up to age 85 the Greater of 6% Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit, the Greater of 6 1/2 Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)'' earlier in the Prospectus, the higher Roll-Up rate (6.5% or 6%, or 4% in Washington) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower Roll-Up rate (3%) applies with respect to the EQ/Money Market option (except amounts allocated to the account for special money market dollar cost averaging, if available), the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (the ''lower Roll-Up rate options''). The other investment options, to which the higher rate applies, are referred to as the ''higher Roll-Up rate options''. For more information about the roll-up rate applicable in Washington, see Appendix VII.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 6% or 6 1/2% and the other portion that is rolling up at 3%. If you transfer account value from a 6% or 6 1/2% option to a 3% option, all or a portion of your benefit base will transfer from the 6% or 6 1/2% benefit base segment to the 3% benefit base segment. Similarly, if you transfer account value from a 3% option to a 6% or 6 1/2% option, all or a portion of your benefit base will transfer from the 3% segment to the 6% or 6 1/2% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

This means that we calculate the percentage of current account value in the investment options with a 6% or 6 1/2% roll-up rate that is being transferred to an investment option with a 3% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 6% or 6 1/2% investment options, and your benefit base is $40,000 and is all rolling up at 6% or 6 1/2% , and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 3% investment option), then we will transfer 50% of your benefit base ($20,000) from the 6% or 6 1/2% benefit base segment to the 3% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 6% or 6 1/2% and $20,000 will roll-up at 3%. In this example , the amount of your Roll-up benefit base rolling up at 3% is more than the dollar amount of your transfer to a 3% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 3% investment options, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your account value ($20,000) to a 6% or 6 1/2% investment option, then we will transfer 50% of your benefit base ($15,000) from the 3% benefit base segment to the 6% or 6 1/2% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 6% or 6 1/2% and $15,000 will roll-up at 3%. In this example, the dollar amount of your benefit base rolling up at 6% or 6 1/2% is less than the dollar amount of your transfer to a 6% or 6 1/2% investment option.

If you elected a guaranteed death benefit that is available with a 3% Roll-Up benefit base only, your benefit base will not be impacted by transfers among investment options.

If you request withdrawals using our Dollar-for-Dollar Withdrawal Service and indicate you want to preserve your roll-up benefit base, the service will automatically account for any differing roll-up rates among your investment options. See "Dollar-for-dollar withdrawal service" in "Accessing your money" later in this Prospectus. Whether you request withdrawals through our Dollar-for-Dollar service or without using that service, you should consider the impact on any withdrawals on your benefit bases. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional ''market timing'' organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the ''trusts''). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an ''unaffiliated trust''). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and proce dures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a)the percentage you want invested in each investment option (whole percentages only), and

   (b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date. If you elect quarterly rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See ''How to reach us'' in ''Who is AXA Equitable?'' earlier in this Prospectus. There is no charge for the rebalancing feature.

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REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
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While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in ''Transferring your account value'' earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, special money market dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

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ALL WITHDRAWALS REDUCE YOUR ACCOUNT VALUE ON A DOLLAR FOR DOLLAR BASIS. THE IMPACT OF WITHDRAWALS ON YOUR GUARANTEED BENEFITS IS DESCRIBED IN "'HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS'' AND ''HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT'' LATER IN THIS SECTION. WITHDRAWALS CAN POTENTIALLY CAUSE YOUR CONTRACT TO TERMINATE, AS DESCRIBED IN "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO'' IN ''DETERMINING YOUR
CONTRACT'S VALUE'' EARLIER IN THIS PROSPECTUS.
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                                METHOD OF WITHDRAWAL
                     -------------------------------------------
                     AUTO-
                     MATIC                   PRE-AGE   LIFETIME
                     PAYMENT                  59 1/2   REQUIRED
                     PLANS                     SUB-     MINIMUM
                     (GWBL           SYSTE- STANTIALLY DISTRIBU-
   CONTRACT/(1)/     ONLY)   PARTIAL MATIC    EQUAL      TION
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NQ                     Yes     Yes    Yes      No        No
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Rollover IRA           Yes     Yes    Yes      Yes       Yes
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Flexible Premium IRA   Yes     Yes    Yes      Yes       Yes
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Roth Conversion IRA    Yes     Yes    Yes      Yes       No
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Flexible Premium       Yes     Yes    Yes      Yes       No
Roth IRA
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Inherited IRA          No      Yes    No       No        /(2)/
----------------------------------------------------------------
QP/(3)/                Yes     Yes    No       No        No
----------------------------------------------------------------
Rollover TSA/(4)/      Yes     Yes    Yes      No        Yes
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(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See ''Inherited IRA beneficiary continuation contract'' in ''Contract features and benefits'' earlier in this Prospectus.
(3)All payments are made to the plan trust as the owner of the contract. See ''Appendix II: Purchase considerations for QP contracts'' later in this Prospectus.
(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix IX -- ''Tax Sheltered Annuity contracts (TSAs)'' later in this Prospectus.

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ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE ''HOW TO REACH US'' UNDER ''WHO IS AXA EQUITABLE?'' EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
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AUTOMATIC PAYMENT PLANS

(FOR CONTRACTS WITH GWBL ONLY)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See ''Effect of Excess withdrawals'' in ''Contract features and benefits'' earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

                             ACCESSING YOUR MONEY

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

Withdrawals under the Dollar-for-Dollar Withdrawal Service will continue, even if your account value is low, until you terminate the service by notifying us in writing. If your account value is low and you have guaranteed benefits, you should consider ending the Dollar-for-Dollar Withdrawal Service. Except in certain circumstances, if your account value falls to zero, your contract and any guaranteed benefits will be terminated. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate times the last contract date anniversary benefit base. This calculation results from the fact that the Roll-up benefit base rolls up daily. If a withdrawal is taken on any day prior to the last day of the contract year, the daily roll-up rate will be applied going forward to the reduced benefit base. Therefore, the benefit base is only fully increased by an annual amount that equals the roll-up rate times the prior contract date anniversary benefit base if there have been no withdrawals during that year.

   Because the Roll-up benefit base no longer rolls up after age 85, any withdrawals you take after age 85 will always reduce your benefit base. If you wish to preserve your benefit base, you must stop taking withdrawals after age 85. For more information about the impact of withdrawals on your guaranteed benefits after age 85, see ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

If you are over age 85, your Roll-up benefit base is no longer credited with the annual roll-up rate, so even withdrawals based on the Full dollar-for-dollar calculation will significantly reduce the value of your benefit. Every withdrawal you take will permanently reduce your Roll-up benefit base by at least the full amount of the withdrawal.

If you request a withdrawal calculation that preserves your roll up benefit base, the Dollar-for-Dollar Withdrawal Service adjusts for investment options to which a 3% Roll-up rate applies (the EQ/Money Market option except amounts allocated to the account for special money market dollar cost averaging (if applicable), the fixed maturity options, the guaranteed interest option, and the loan reserve account under Rollover TSA) (the "lower Roll-up options"). If you want to preserve your roll up benefit base and you elected a guaranteed benefit that provides a 6% (or greater) roll-up, allocations of account value to any lower Roll-up option will generally reduce the amount of withdrawals under the Dollar-for-Dollar Withdrawal Service.

We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see ''10% free withdrawal amount'' in ''Charges and expenses'' later in this Prospectus. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

                             ACCESSING YOUR MONEY

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you have guaranteed benefits based on a Roll-up benefit base, and your aggregate systematic withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" later in this section.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   You must select a date that is more than three calendar days prior to your contract date anniversary; and

..   You cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

If you are over age 85, your Annual Ratchet to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

SUBSTANTIALLY EQUAL WITHDRAWALS
(ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS)

We offer our ''substantially equal withdrawals option'' to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as ''72(t) exception withdrawals''. See ''Tax information'' later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

If you have guaranteed benefits based on a Roll-up benefit base, and your aggregate substantially equal withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" later in this section.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

                             ACCESSING YOUR MONEY

For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see ''10% free withdrawal amount'' in ''Charges and expenses'' later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

If you are over age 85, your Annual Ratchet to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(ROLLOVER IRA, FLEXIBLE PREMIUM IRA AND ROLLOVER TSA CONTRACTS ONLY -- SEE ''TAX INFORMATION'' AND APPENDIX IX LATER IN THIS PROSPECTUS)

We offer our ''automatic required minimum distribution (RMD) service'' to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract).

Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected either a Guaranteed minimum death benefit associated with a Roll-Up benefit base or Guaranteed minimum income benefit, and amounts withdrawn from the contract to meet RMDs exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. If you are over age 85, your Annual Ratchet to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" later in this section.

Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to ''Tax information'' and Appendix IX later in this Prospectus.

This service is not available under QP contracts.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix IX later in this Prospectus for your specific type of retirement arrangement.

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FOR ROLLOVER IRA, FLEXIBLE PREMIUM IRA, AND ROLLOVER TSA CONTRACTS, WE WILL
SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU 1/ NOT BEFORE THAT REACH AGE 70 1/2 (IF YOU HAVE BEGUN YOUR ANNUITY BEFORE THAT PAYMENTS TIME).
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We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See ''Effect of Excess withdrawals'' in ''Contract features and benefits'' earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year), although such cumulative withdrawals will reduce your Guaranteed minimum income benefit base on a pro rata basis. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" later in this section.

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' in ''Contract features and benefits'' earlier in this Prospectus.

                             ACCESSING YOUR MONEY

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options.

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see ''Withdrawal charge'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6 1/2% (or 6% or 3%, as applicable) or less of the 6 1/2% (or 6% or 3%, as applicable) Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6 1/2% (or 6% or 3%, as applicable) of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

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PRO RATA WITHDRAWAL -- A WITHDRAWAL THAT REDUCES YOUR GUARANTEED BENEFIT BASE AMOUNT ON A PRO RATA BASIS. REDUCTION ON A PRO RATA BASIS MEANS THAT WE CALCULATE THE PERCENTAGE OF THE CURRENT ACCOUNT VALUE THAT IS BEING WITHDRAWN AND WE REDUCE THE BENEFIT BASE BY THAT PERCENTAGE. THE FOLLOWING EXAMPLE SHOWS HOW A PRO RATA WITHDRAWAL CAN REDUCE YOUR GUARANTEED BENEFIT BASE BY MORE THAN THE AMOUNT OF THE WITHDRAWAL: ASSUME YOUR ACCOUNT VALUE IS $30,000 AND YOU WITHDRAW $12,000, YOU HAVE WITHDRAWN 40% OF YOUR ACCOUNT VALUE. IF YOUR GUARANTEED BENEFIT BASE IS $40,000 BEFORE THE WITHDRAWAL, IT WOULD BE REDUCED
BY $16,000 ($40,000 X .40) TO $24,000 ($40,000 - $16,000) AFTER THE WITHDRAWAL.
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If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, all or a portion of your Roll-up to age 85 benefit base may be rolling up at 3%, if all or a portion of your account value is currently allocated to one or more investment options to which a 3% roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-up to age 85 benefit base, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" earlier in this Prospectus and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

PRESERVING YOUR ROLL-UP BENEFIT BASE. If you are interested in withdrawals that preserve the Roll-up to age 85 benefit base as of the last contract anniversary or the withdrawal transaction date, or withdrawals that are equal to the full amount of the available dollar-for-dollar withdrawal, you should use our Dollar-for-Dollar Withdrawal Service. See "Dollar-for-dollar withdrawal service" in "Accessing your money" earlier in this Prospectus. The service adjusts for various factors in the calculation of a withdrawal, including the fact that the roll-up rate is applied on a daily basis (which means that if a withdrawal is taken on any day prior to the last day of the contract year, the roll-up rate will be applied going forward from the day of the withdrawal to a reduced benefit base) and the fact that the 3% Roll-up rate may apply to all or a portion of the benefit base. If you do not use the Dollar-for-Dollar Withdrawal Service, you may reduce your benefits more than you intend.

WITHDRAWALS AFTER AGE 85. If you are over age 85, your Annual Ratchet to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. As a result, if you have a Guaranteed minimum death benefit based on a Roll-up to age 85 benefit base:

..   You can no longer take withdrawals and preserve the benefit base.

..   You should stop taking withdrawals if you wish to maintain the value of the benefit.

                             ACCESSING YOUR MONEY

..   If you want to continue taking withdrawals, you can ensure that those withdrawals will reduce your benefit base on a dollar-for-dollar rather than pro rata basis by enrolling in the full dollar-for-dollar withdrawal service, however, even dollar-for-dollar withdrawals can significantly reduce your Roll-up benefit base. See "Dollar-for-dollar withdrawal service" in "Accessing your money."

..   The maximum amount you are able to withdraw each year without triggering a pro rata reduction in your benefit base will decrease. If you do not enroll in the full dollar-for-dollar withdrawal service and want to ensure that your withdrawals reduce your benefit base on a dollar-for-dollar basis, you should make sure that the sum of your withdrawals in a contract year is equal to or less than the value of the applicable Roll-up rate times your benefit base on your most recent contract date anniversary.

If you have the Annual Ratchet to age 85 death benefit, the Annual Ratchet to age 85 benefit base is always reduced pro rata by withdrawals, regardless of your age. However, like the Roll-up benefit base, the Annual Ratchet to age 85 benefit base will no longer be eligible to increase. It will be permanently reduced by all withdrawals.

LOW ACCOUNT VALUE. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see "Effect of your account value falling to zero" in "Determining your contract's value" for more information.

HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see ''Effect of Excess withdrawals'' and ''Other important considerations'' under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

Your GWBL Standard death benefit base is reduced by any withdrawal on a pro rata basis.

Your GWBL Enhanced death benefit base is reduced on a dollar-for- dollar basis by any withdrawal up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, your GWBL Enhanced death benefit base will be reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see ''Withdrawal charge'' later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) SelectSM contracts.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See ''Surrendering your contract to receive its cash value'' below. For the tax consequences of withdrawals, see ''Tax information'' later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see ''Effect of your account value falling to zero'' in ''Determining your contract's value'' earlier in this Prospectus. Please also see ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits,'' earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our ''automatic required minimum distribution (RMD) service'' or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

                             ACCESSING YOUR MONEY

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, See Appendix IX for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the ''loan reserve account.'' Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. If such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, a loan will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the loan reserve account. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see ''Effect of your account value falling to zero'' in ''Contract features and benefits'' earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value'' and ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See ''Your annuity payout options'' below. For the tax consequences of surrenders, see ''Tax information'' later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

..   disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;

..   any disbursement requested within 30 days of a change to the address;

..   any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request;

..   any other transaction we require.

                             ACCESSING YOUR MONEY

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE. NOTARIZATION WILL NOT SUBSTITUTE FOR A MEDALLION SIGNATURE GUARANTEE.


YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see ''Partial Annuitization'' below.

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to payout status at or before the contract's ''maturity date.'' This is called "annuitization." You must annuitize by your annuity maturity date, as discussed later in this section. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, will terminate. Your contract will be converted to a supplemental annuity payout contract (''payout option'') that provides periodic payments, as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms, provided that your account value is greater than zero on the exercise date. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. We may offer other payout options not outlined here. Your financial professional can provide details. Please see Appendix VII later in this Prospectus for variations that may apply in your state.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see ''Guaranteed minimum income benefit'' in ''Contract features and benefits'' earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus for further information.

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Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
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..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time (''period certain''), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION
(FOR THE PURPOSES OF THIS SECTION, PLEASE NOTE THAT WITHDRAWAL CHARGES DO NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

                             ACCESSING YOUR MONEY

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See ''How withdrawals are taken from your account value'' earlier in this section and also the discussion of ''Partial Annuitization'' in ''Tax Information'' for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the contract date or not earlier than five years from your Accumulator(R) Plus/SM/ contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Please see Appendix VII later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at anytime. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity. Please note that the aggregate payments you would receive from this form of annuity during the period certain may be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization.

On the annuity maturity date, other than the Guaranteed withdrawal benefit for life and its associated minimum death benefit (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in ''Contract features and benefits'' under ''Guaranteed withdrawal benefit for life (''GWBL''),'' these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your ''minimum death benefit.'' If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced dollar-for-dollar by each payment, if it is based on the value of the enhanced death benefit, or it will be reduced pro rata by each payment, if it is based on the value of the standard death benefit. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VII later in this Prospectus for variations that may apply in your state.

                             ACCESSING YOUR MONEY

5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM /contracts).

..   On each contract date anniversary -- a charge for each optional benefit that you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See ''Group or sponsored arrangements'' later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.80%
   Accumulator(R) Plus/SM/:                                                            0.95%
   Accumulator(R) Elite/SM/:                                                           1.10%
   Accumulator(R) Select/SM/:                                                          1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus/SM /contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ''Credits'' in ''Contract features and benefits'' earlier in this Prospectus. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same mortality and expense risks charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.30%
   Accumulator(R) Plus/SM/:                                                            0.35%
   Accumulator(R) Elite/SM/:                                                           0.30%
   Accumulator(R) Select/SM/:                                                          0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge

                             CHARGES AND EXPENSES
shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.20%
   Accumulator(R) Plus/SM/:                                                            0.25%
   Accumulator(R) Elite/SM/:                                                           0.25%
   Accumulator(R) Select/SM/:                                                          0.35%

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE

(FOR ACCUMULATOR(R), ACCUMULATOR(R) PLUS/SM/ AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY )

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see ''Your annuity payout options -- The amount applied to purchase an annuity payout option'' in ''Accessing your money'' earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ''Credits'' in ''Contract features and benefits'' earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

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                    WITHDRAWAL CHARGE AS A % OF
                    CONTRIBUTION CONTRACT YEAR
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                          1   2   3   4      5    6   7      8      9+
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Accumulator(R)            7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --
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Accumulator(R) Plus/SM/   8%  8%  7%  7%  6%      5%  4%  3%      0%/(2)/
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Accumulator(R) Elite/SM/  8%  7%  6%  5%  0%/(3)/ --  --  --      --
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(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 9th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as ''contract year 1,'' and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See ''Tax information'' later in this Prospectus.

Please see Appendix VII later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay

                             CHARGES AND EXPENSES
withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base'' and ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6 1/2% (or 6%, if applicable) of the beginning of contract year 6 1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6 1/2% (or 6%, if applicable) of the beginning of contract year 6 1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If you are age 76-80 at issue and elected the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, this waiver applies to withdrawals up to 3% of the beginning of the contract year 3% Roll-Up to age 85 benefit base. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. Although the Annual Ratchet to age 85 death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.80% of the greater of the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. Although this enhanced death benefit will no longer increase

                             CHARGES AND EXPENSES
after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this enhanced death benefit to 0.95% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

If you opt to reset your Roll-Up benefit base on your contract date anniversary, we will increase the charge for this enhanced death benefit to 0.80% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 3% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

HOW WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge on your contract date anniversary, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Effect of your account value falling to zero'' in ''Determining your contract's value'' earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first.

If you elect the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, the charge is equal to 0.80% of the applicable benefit base on the contract date anniversary. If you elect the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base, the charge is equal to 0.65% of the applicable benefit base.

                             CHARGES AND EXPENSES

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this benefit up to a maximum of 1.10% for the benefit that includes the 6 1/2% Roll-Up benefit base or 0.95% for the benefit that includes the 6% Roll-Up benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options. Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life (''GWBL''), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.65%. If you elect the Joint Life option, the charge is equal to 0.80%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we will increase the charge at the time of an Annual Ratchet to the maximum charge permitted under the contract. The maximum charge for the Single Life option is 0.80%. The maximum charge for the Joint Life option is 0.95%. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. We will permit you to opt out of the ratchet if the charge increases.

For Joint life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint life.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

                             CHARGES AND EXPENSES

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the ''underlying portfolios''). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 (''ERISA'') or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Roll-over TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

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WHEN WE USE THE TERMS OWNER AND JOINT OWNER, WE INTEND THESE TO BE REFERENCES
TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL HAS NOT BEEN ELECTED, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF
THE CONTRACT HAS A NON-NATURAL OWNER.
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Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner. No death benefit will be payable upon or after the contract's Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option (''BCO''). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the ''Spousal continuation'' feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under ''Non-spousal joint owner contract continuation.''

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

                           PAYMENT OF DEATH BENEFIT

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the ''5-year rule''). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM /contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contract owners.

..   The applicable Guaranteed minimum death benefit option may continue as follows:

   -- If you elected either the Annual Ratchet to age 85 or the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and if your surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age

                           PAYMENT OF DEATH BENEFIT

      85. The charge for the enhanced death benefit will continue to apply, even after the enhanced death benefit no longer rolls up or is no longer eligible for resets. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If you elected the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and your surviving spouse is age 80 or younger at the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will grow according to its terms until the contract date anniversary following the surviving spouse's 85th birthday. The charge for the enhanced death benefit will continue to apply, even after the enhanced death benefit no longer rolls up or is no longer eligible for resets. If you were age 85 or older at death, we will reinstate the enhanced death benefit you elected. The benefit base (which had been previously frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the surviving spouse's 85th birthday. The charge for the enhanced death benefit will continue to apply, even after the enhanced death benefit no longer rolls up or is no longer eligible for resets.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

   -- If you elected either the Annual Ratchet to age 85 or the Greater of the 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is age 76 or older on the date of your death, the enhanced death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the enhanced death benefit will be set to equal the amount of the enhanced death benefit base on the date of your death. If your account value is higher than the enhanced death benefit base on the date of your death, the enhanced death benefit base WILL NOT BE INCREASED to equal your account value.

     . The enhanced death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     .   The charge for the enhanced death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

   -- If you elected the Greater of the 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is 81 or older, the enhanced death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the enhanced death benefit will be set to equal the amount of the enhanced death benefit base on the date of your death. If your account value is higher than the enhanced death benefit base on the date of your death, the enhanced death benefit base WILL NOT BE INCREASED to equal your account value.

     . The enhanced death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     .   The charge for the enhanced death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

   -- In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower than the Guaranteed minimum death benefit base on the date of your death, your account value WILL BE INCREASED to equal the Guaranteed minimum death benefit base.

   -- For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See ''Guaranteed minimum income benefit'' in ''Contract features and benefits'' earlier in this Prospectus. If the GMIB continues, the charge for the GMIB will continue to apply.

..   If you elect the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

                           PAYMENT OF DEATH BENEFIT

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in ''Tax information'' under ''Individual retirement arrangements (IRAs),'' the beneficiary may choose the ''5-year rule'' option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the

                           PAYMENT OF DEATH BENEFIT
   deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, ''beneficiary'' refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as ''scheduled payments.'' The beneficiary may choose the ''5-year rule'' instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the ''5-year rule,'' withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM /contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the ''Withdrawal charges'' in ''Charges and expenses'' earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                           PAYMENT OF DEATH BENEFIT

7. Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"), Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.



CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix IX later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.

                                TAX INFORMATION

Annuitization under an Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

                                TAX INFORMATION

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see ''Payment of death benefit'' earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments for your life
    (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the

                                TAX INFORMATION
owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

''IRA'' stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under ''Charges and expenses'' earlier in this Prospectus. We describe the method of calculating payments under ''Accessing your money'' earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional Inherited IRA and Inherited Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACTS ARE NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in ''Your right to cancel within a certain number of days'' under ''Contract features and benefits'' earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   ''regular'' contributions out of earned income or compensation; or

..   tax-free ''rollover'' contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    (''direct transfers'').

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

                                TAX INFORMATION

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The ''maximum regular contribution amount'' for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional ''catch-up contributions'' of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of ''earned income'' to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, ''Contributions to Individual Retirement Arrangements (IRAs)'' which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2018 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 ''catch-up'' contributions ($6,500 for 2018). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See ''Withdrawals, payments and transfers of funds out of traditional IRAs'' later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death

                                TAX INFORMATION
beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or


..   certain death benefit payments to a beneficiary who is not your surviving spouse; or


..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publications 590-A and 590-B for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

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TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. We no longer permit you to direct AXA Equitable to make a distribution directly to a charitable organization you request, in accordance with an interpretation of recent non-tax regulatory changes.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS.   There are two
approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

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ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, If you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

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BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in the Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

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If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.



The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the

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contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.


Conversion rollover contributions to Roth IRAs cannot be recharacterized.


To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

                                TAX INFORMATION

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


TAX WITHHOLDING AND INFORMATION REPORTING

STATUS FOR INCOME TAX PURPOSES; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

TAX WITHHOLDING. We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number, a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

                                TAX INFORMATION

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

8. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a ''unit investment trust.'' The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8)to limit or terminate contributions and limit transfers to any of the variable investment options and to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as ''open-end management investment companies,'' more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or ''loads'' for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2018 and the related price per $100 of maturity value were as shown below.



-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2018  MATURITY VALUE
-------------------------------------------------------
      2019            3.00%/(1)/      $97.09
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      2020            3.00%/(1)/      $94.26
-------------------------------------------------------

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-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2018  MATURITY VALUE
-------------------------------------------------------
      2021            3.00%/(1)/      $91.51
-------------------------------------------------------
      2022            3.00%/(1)/      $88.84
-------------------------------------------------------
      2023            3.00%/(1)/      $86.25
-------------------------------------------------------
      2024            3.00%/(1)/      $83.74
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      2025            3.00%/(1)/      $81.30
-------------------------------------------------------
      2026            3.00%/(1)/      $78.93
-------------------------------------------------------
      2027            3.00%/(1)/      $76.63
-------------------------------------------------------
      2028              3.10%         $73.68
-------------------------------------------------------


(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the ''current rate to maturity'' in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the ''current rate to maturity'' will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a ''non-unitized'' separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or

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obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a ''covered security'' under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under ''How you can make your contributions'' under ''Contract features and benefits'' earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or ''AIP,'' to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options, the guaranteed interest option and available fixed maturity options, but not the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our ''business day'' is generally any day the New York Stock Exchange (''NYSE'') is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

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Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the ''closing time'' for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM /contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they

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have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.


FIDUCIARY RULE


In 2016, the Department of Labor issued a final rule that significantly expanded the definition of "investment advice" and increased the circumstances in which companies and broker-dealers, insurance agencies and other financial institutions that sell our products could be deemed a fiduciary when providing investment advice with respect to plans under the Employee Retirement Income Security Act of 1974 ("ERISA") or individual retirement accounts ("IRAs"). The Department of Labor also introduced amendments to longstanding exemptions from the prohibited transaction provisions under ERISA that increased fiduciary requirements in connection with transactions involving ERISA plans, plan participants and IRAs, and applied more onerous disclosure and contract requirements to such transactions. The Department of Labor partially implemented the rule in June 2017. Full implementation of the rule is scheduled for July 2019 and may likely have an adverse impact on the level and type of services we provide. However, in March 2018 a federal appeals court issued a decision vacating the rule. The court's decision will not take effect until after the date of this prospectus, and there is a possibility that the Department of Labor may ask for a rehearing or appeal the decision. At this time, we do not currently plan any immediate changes to our approach to selling products and providing services to ERISA plans and IRAs.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.


We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).


Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

If you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the

                               MORE INFORMATION

''Benefit''), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix VII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see ''Beneficiary continuation option'' in ''Payment of death benefit'' earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See ''Tax information'' earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract in accordance with the divorce decree and replace the original contract with two single life contracts. The GWBL benefit base will not be split.

If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC (''AXA Advisors'') and AXA Distributors, LLC (''AXA Distributors'') (together, the ''Distributors''). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (''FINRA''). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

                               MORE INFORMATION

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts may also be sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Distributors (''Selling broker-dealers'').


AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see ''Fee table'' and ''Charges and expenses'' earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors (''contribution-based compensation''). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold (''asset-based compensation''). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expen allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing ''differential compensation.'' Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as ''overrides.'' For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA and other federal and state regulatory authorities, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.


AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together ''compensation'') to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay

                               MORE INFORMATION

AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. The Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as ''marketing allowances''). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as ''compensation enhancements''). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2017) received additional payments. These additional payments ranged from $2,068.25 to $5,709,995.36. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.


1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services

BBVA Securities, Inc.

Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.

CETERA Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network
CUNA Brokerage Services

CUSO Financial Services, L.P.
Equity Services, Inc.

Farmer's Financial Solution

FTB Advisors, Inc.
Geneos Wealth Management

Gradient Securities, LLC
H.D. Vest Investment Securities, Inc.


Independent Financial Group, LLC

Infinex Investments Inc.
Investment Professionals, Inc.

Janney Montgomery Scott LLC
Kestra Investments, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC


Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

LPL Network

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.

National Planning Holding Corp.

PlanMember
PNC Investments

Primerica Financial Services, Inc.

Questar Capital Corporation

Raymond James

RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
SIGMA Financial Corporation
Signator Investors, Inc.

The Advisor Group (AIG)
U.S. Bank Center

UBS Financial Services, Inc.
Valmark Securities, Inc.

Voya Financial
Wells Fargo

                               MORE INFORMATION

9. Incorporation of certain documents by reference

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AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2017 (the ''Annual Report'') is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washing-ton, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the ''Registration Statement''). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 (''Exchange Act''), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



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                                                                FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.92 $ 15.19 $ 14.29 $ 14.11 $ 14.07 $ 12.84 $ 12.36 $ 12.36 $ 11.42 $  9.92
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   Number of units outstanding (000's)     1,648   1,761   1,993   2,168   2,329   2,496   2,756   2,379   2,024   1,668
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1290 VT GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $116.64 $101.78 $ 83.65 $ 89.88 $ 88.35 $ 64.35 $ 55.32 $ 58.08 $ 44.36 $ 31.77
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   Number of units outstanding (000's)     1,465   1,615   1,762   1,937   2,180   2,397   2,477   2,518   2,346   1,862
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1290 VT SOCIALLY RESPONSIBLE
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   Unit value                            $ 22.23 $ 18.70 $ 17.23 $ 17.38 $ 15.50 $ 11.69 $ 10.14 $ 10.25 $  9.23 $  7.14
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   Number of units outstanding (000's)       366     397     442     532     521     596     595     731     723     594
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AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.53 $ 13.65 $ 11.56 $ 12.09 $ 11.25      --      --      --      --      --
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   Number of units outstanding (000's)     2,148   2,392   2,545   2,587   2,940      --      --      --      --      --
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AXA 2000 MANAGED VOLATILITY
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   Unit value                            $ 15.37 $ 13.68 $ 11.50 $ 12.27 $ 11.95      --      --      --      --      --
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   Number of units outstanding (000's)     3,102   3,485   3,811   4,027   4,902      --      --      --      --      --
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AXA AGGRESSIVE ALLOCATION
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   Unit value                            $ 19.92 $ 16.95 $ 15.78 $ 16.28 $ 15.75 $ 12.62 $ 11.20 $ 12.27 $ 10.99 $  8.75
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   Number of units outstanding (000's)    30,721  33,032  36,661  39,289  44,531  50,003  53,670  56,888  58,442  49,051
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AXA CONSERVATIVE ALLOCATION
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   Unit value                            $ 13.54 $ 13.07 $ 12.86 $ 13.06 $ 12.90 $ 12.52 $ 12.13 $ 12.06 $ 11.39 $ 10.51
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   Number of units outstanding (000's)    13,229  14,968  16,854  18,363  22,105  29,364  27,990  27,081  27,962  16,158
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AXA CONSERVATIVE-PLUS ALLOCATION
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   Unit value                            $ 15.29 $ 14.23 $ 13.77 $ 14.04 $ 13.79 $ 12.67 $ 11.96 $ 12.20 $ 11.34 $ 10.04
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   Number of units outstanding (000's)    12,321  13,574  15,269  17,404  20,527  24,316  25,466  27,334  27,256  17,697
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AXA GLOBAL EQUITY MANAGED VOLATILITY
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   Unit value                            $ 35.36 $ 28.41 $ 27.55 $ 28.40 $ 28.30 $ 23.82 $ 20.63 $ 23.84 $ 21.67 $ 14.63
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   Number of units outstanding (000's)     4,373   4,842   5,354   5,872   6,808   5,796   6,176   6,593   6,856   5,722
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AXA INTERNATIONAL CORE MANAGED VOLATILITY
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   Unit value                            $ 17.85 $ 14.32 $ 14.48 $ 15.33 $ 16.57 $ 14.28 $ 12.44 $ 15.18 $ 14.08 $ 10.54
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   Number of units outstanding (000's)     8,332   9,043   9,920  10,461  11,698   5,469   5,782   5,762   5,399   3,339
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AXA INTERNATIONAL VALUE MANAGED VOLATILITY
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   Unit value                            $ 17.80 $ 14.61 $ 14.70 $ 15.38 $ 16.78 $ 14.25 $ 12.29 $ 14.85 $ 14.19 $ 11.04
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   Number of units outstanding (000's)     3,009   3,329   3,560   3,651   3,891   4,356   4,719   4,897   4,627   3,778
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                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



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                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------------
                                          2017    2016     2015     2014     2013     2012     2011     2010     2009     2008
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AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.20 $ 20.10 $  18.54 $  18.72 $  16.99 $  13.09 $  11.53 $  12.20 $  10.82 $   8.67
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   Number of units outstanding (000's)     7,217   8,147    9,109    9,944   11,496      688      704      636      588      365
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AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.00 $ 22.74 $  21.83 $  21.26 $  19.39 $  14.51 $  12.93 $  13.60 $  12.04 $   9.04
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   Number of units outstanding (000's)    13,590  15,197   17,268   19,370   22,792    4,339    4,629    1,994    1,863    1,333
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AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.95 $ 17.76 $  15.60 $  16.47 $  14.87 $  11.37 $   9.94 $  10.61 $   9.54 $   8.03
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   Number of units outstanding (000's)    14,640  16,323   18,206   20,281   23,486    4,186    4,541    4,942    5,376    5,760
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AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.07 $ 24.42 $  21.03 $  22.08 $  20.18 $  15.36 $  13.12 $  14.68 $  12.15 $   9.06
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   Number of units outstanding (000's)     5,138   5,680    6,390    7,044    8,025    6,944    7,540    8,296    9,184    1,612
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AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.23 $ 14.80 $  14.24 $  14.55 $  14.31 $  12.82 $  11.94 $  12.39 $  11.42 $   9.89
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   Number of units outstanding (000's)    59,491  66,003   74,759   83,289   96,339  111,818  118,023  126,015  127,613   84,689
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AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.20 $ 16.93 $  15.99 $  16.41 $  16.02 $  13.55 $  12.31 $  13.12 $  11.92 $   9.90
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   Number of units outstanding (000's)    81,792  89,897  101,038  110,962  127,540  147,400  159,713  169,708  175,685  141,905
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AXA/AB SHORT DURATION GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.30 $  9.40 $   9.51 $   9.68 $   9.86       --       --       --       --       --
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   Number of units outstanding (000's)     8,140   8,667    9,572   10,553   12,464       --       --       --       --       --
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AXA/AB SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.85 $ 26.30 $  23.67 $  24.70 $  24.16 $  17.72 $  15.53 $  15.84 $  12.04 $   8.99
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   Number of units outstanding (000's)     1,976   2,095    2,376    2,458    2,885    3,306    3,319    3,127    2,475    2,070
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AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.57 $ 13.42 $  12.31 $  12.87 $  12.27 $  10.85 $   9.89 $  10.01 $   9.11 $   7.07
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,885   8,423    9,179    9,683    9,336    9,124    8,799    9,074    9,627    8,899
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AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.47 $ 15.84 $  12.86 $  13.94 $  13.82 $  10.25 $   8.89 $   9.96 $   8.12 $   6.42
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   Number of units outstanding (000's)     1,948   2,133    2,324    2,549    3,170    3,707    3,890    3,834    3,612    2,521
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AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.04 $ 11.49 $  10.63 $  11.08 $  10.64 $   8.75 $   7.73 $   8.19 $   7.52 $   5.93
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    25,261  27,853   31,440   34,062   38,322   44,245   47,962   51,107   53,600   48,476
--------------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.73 $ 19.59 $  20.74 $  22.24 $  22.69 $  16.59 $  15.46 $  16.97 $  13.00 $   8.38
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,924   3,241    3,592    4,045    4,640    5,514    5,727    5,277    4,560    3,390
--------------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.96 $ 14.16 $  12.67 $  13.15 $  12.15 $   9.52 $   8.45 $   8.96 $   8.11 $   6.57
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,234   2,518    2,843    3,146    3,620    4,269    4,724    5,245    5,808    5,798
--------------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009   2008
----------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.80 $ 11.53 $ 11.09 $ 11.54 $ 11.57 $  9.23 $  7.84 $  8.66 $ 8.13 $ 6.33
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,711   4,152   4,660   4,830   4,902   4,757   4,890   5,019  5,026  4,870
----------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.71 $ 19.94 $ 18.09 $ 18.34 $ 16.58 $ 12.68 $ 11.11 $ 11.20 $ 9.79 $ 7.73
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,604   3,907   4,327   4,508   5,166   5,761   6,092   6,298  6,300  3,919
----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.77 $ 10.76 $ 10.75 $ 10.85 $ 10.73 $ 11.05 $ 10.85 $ 10.49 $10.05 $ 9.91
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,361  16,060  16,903  17,759  19,216  11,514  10,017  10,201  9,215  3,840
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.40 $ 22.10 $ 20.13 $ 20.23 $ 18.15 $ 13.98 $ 12.29 $ 12.27 $10.87 $ 8.75
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,043   9,452   9,467   9,607   9,644   9,443   9,406   9,058  8,430  4,505
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.78 $ 10.88 $ 10.97 $ 11.07 $ 11.05 $ 11.38 $ 11.42 $ 10.99 $10.68 $11.07
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,211   3,571   3,594   3,611   4,075   5,806   5,722   4,344  4,131  2,411
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.37 $ 13.46 $ 13.34 $ 13.81 $ 15.03 $ 12.54 $ 10.93 $ 12.61 $12.14 $ 9.68
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,187   6,310   6,793   6,509   6,582   6,533   6,997   7,476  7,762  7,019
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 30.77 $ 24.12 $ 22.98 $ 22.20 $ 20.04 $ 15.33 $ 13.54 $ 13.40 $11.71 $ 8.71
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,167   3,301   3,323   2,957   2,586   2,095   2,019   1,820  1,648  1,472
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.71 $ 10.50 $  9.13 $  9.68 $  8.71 $  6.71 $  5.83 $  5.92 $ 5.24 $ 4.45
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,310   6,860   7,455   7,885   6,966   6,475   7,147   3,116  2,573  1,673
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.07 $ 23.75 $ 20.06 $ 20.93 $ 19.45 $ 14.87 $ 12.87 $ 13.36 $10.76 $ 8.00
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,989   4,295   4,635   4,545   4,905   5,124   5,047   5,233  5,325  3,947
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.52 $  9.61 $  9.73 $  9.86 $  9.99 $ 10.12 $ 10.26 $ 10.39 $10.53 $10.67
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,484   2,604   3,101   3,394   6,043   6,061   5,652   5,496  8,093  6,707
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.99 $ 10.98 $ 10.99 $ 11.11 $ 10.94 $ 11.34 $ 11.20 $ 11.21 $10.69 $10.21
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,376  14,485  16,106  18,009  20,031   6,910   6,495   5,967  4,912  1,880
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.66 $ 24.58 $ 20.66 $ 21.94 $ 21.20 $ 15.63 $ 13.70 $ 14.46 $11.64 $ 9.35
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,986   3,215   3,570   3,761   4,106   4,556   4,801   5,026  4,873  2,215
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.62 $ 24.48 $ 22.77 $ 21.70 $ 19.36 $ 14.47 $ 12.92 $ 13.76 $11.84 $ 7.57
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,356   2,526   2,870   2,863   2,890   3,481   3,374   3,303  3,012  1,902
----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



--------------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDING DECEMBER 31,
                                                   -----------------------------------------------------------------------
                                                    2017   2016   2015   2014   2013   2012    2011    2010   2009   2008
--------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $15.40 $14.75 $13.94 $13.82 $13.83 $12.67 $  12.25 $12.30 $11.41 $ 9.95
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              147    164    196    264    368    442      561    286    248    305
--------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $66.75 $58.49 $48.26 $52.07 $51.39 $37.58 $  32.44 $34.20 $26.23 $18.86
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              412    457    514    594    637    609      624    678    666    610
--------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $15.68 $13.25 $12.25 $12.41 $11.11   8.41     7.33   7.44   6.72   5.23
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              171    181    210    176    169    127  121.671    129    265    286
--------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $15.24 $13.45 $11.43 $12.01 $11.23     --       --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              549    555    621    772  1,319     --       --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $15.08 $13.48 $11.37 $12.19 $11.92     --       --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              687    774    887    887  1,025     --       --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $19.75 $16.87 $15.78 $16.34 $15.87 $12.77 $  11.38 $12.51 $11.26 $ 9.00
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            3,770  4,204  4,914  4,910  5,337  5,804    6,354  7,808  8,367  8,484
--------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $12.77 $12.38 $12.23 $12.48 $12.37 $12.06 $  11.73 $11.71 $11.11 $10.29
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            2,519  3,193  3,118  3,498  4,156  6,559    7,073  6,707  7,276  5,824
--------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $14.43 $13.48 $13.10 $13.41 $13.22 $12.20 $  11.56 $11.85 $11.05 $ 9.82
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            2,105  2,415  2,602  3,128  3,311  4,368    4,888  4,498  4,925  4,505
--------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $24.86 $20.06 $19.53 $20.22 $20.22 $17.09 $  14.86 $17.25 $15.74 $10.67
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              853    935  1,105  1,216  1,438  1,036    1,149  1,440  1,600  1,528
--------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $14.17 $11.41 $11.58 $12.32 $13.37 $11.57 $  10.12 $12.39 $11.54 $ 8.68
--------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            1,716  1,902  2,110  2,384  2,740  1,808    2,069  2,230   2278  2,341
--------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDING DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                    2017    2016    2015    2014    2013    2012    2011     2010   2009   2008
--------------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 20.88 $ 17.21 $ 17.38 $ 18.26 $ 20.01 $17.06 $   14.77 $17.93 $17.19 $13.43
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                               543     587     667     708     630    751       843    914    984   1000
--------------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 17.39 $ 14.50 $ 13.43 $ 13.62 $ 12.41 $ 9.60 $    8.49 $ 9.02 $ 8.03 $ 6.46
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                             2,139   2,469   2,846   3,196   3,676    277       284    330    367    389
--------------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 31.11 $ 24.49 $ 23.61 $ 23.09 $ 21.14 $15.89 $   14.21 $15.00 $13.34 $10.06
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                             2,112   2,387   2,804   3,163   4,038    924     1,071    204    249    298
--------------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 21.78 $ 19.46 $ 17.16 $ 18.19 $ 16.49 $12.66 $   11.12 $11.91 $10.76 $ 9.09
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                             2,579   2,900   3,293   3,718   4,641  1,671     1,875  2,059  2,313   2668
--------------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 28.08 $ 25.43 $ 21.99 $ 23.19 $ 21.28 $16.26 $   13.95 $15.67 $13.01 $ 9.74
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                             1,151   1,295   1,481   1,535   1,593  1,445     1,617  1,830  2,158    902
--------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 56.70 $ 51.94 $ 50.15 $ 51.47 $ 50.82 $45.70 $   42.73 $44.54 $41.22 $35.84
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                             1,925   2,183   2,446   2,798   3,211  3,732     3,918  4,434  4,527  4,019
--------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 18.11 $ 16.04 $ 15.21 $ 15.67 $ 15.37  13.05      11.9  12.74  11.62   9.69
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            11,869  13,349  15,224  17,113  19,057  20839  22802.68  24916  27631  27177
--------------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $  9.13 $  9.26 $  9.41 $  9.62 $  9.84     --        --     --     --     --
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                             1,556   1,738   1,927   2,048   2,365     --        --     --     --     --
--------------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 37.41 $ 31.02 $ 28.03 $ 29.37 $ 28.85 $21.24 $   18.69 $19.14 $14.61 $10.96
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                               357     401     473     497     423    427       418    455    346    421
--------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $ 13.92 $ 12.87 $ 11.86 $ 12.44 $ 11.91 $10.58 $    9.68 $ 9.83 $ 8.99 $ 7.01
--------------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                             2,057   2,041   1,941   2,227   1,952  2,157     1,654   1643   1908   1649
--------------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                        -------------------------------------------------------------------------------
                                         2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
-----------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 16.69 $ 15.19 $ 12.38 $ 13.47 $ 13.42 $  9.99 $  8.70 $  9.79 $  8.01 $  6.36
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)              269     305     321     348     370     281     379     382     380     377
-----------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 12.49 $ 11.05 $ 10.27 $ 10.74 $ 10.36 $  8.55 $  7.58 $  8.07 $  7.44 $  5.89
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            2,751   2,893   3,436   3,709   3,972   3,946   4,136   4,481   4,971   5,195
-----------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 23.49 $ 18.68 $ 19.87 $ 21.38 $ 21.91 $ 16.09 $ 15.05 $ 16.59 $ 12.75 $  8.26
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)              502     525     656     786     835     870     927     889     885     695
-----------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 15.24 $ 13.58 $ 12.20 $ 12.72 $ 11.79 $  9.28 $  8.27 $  8.80 $  8.00 $  6.50
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)              436     435     501     581     637     898   1,002    1238    1402    1644
-----------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 13.18 $ 11.06 $ 10.68 $ 11.16 $ 11.23 $  9.00 $  7.67 $  8.51 $  8.02 $  6.27
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            1,383   1,540   1,781   1,730   1,477     634     657     694     735     848
-----------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $397.68 $335.80 $305.83 $311.29 $282.60 $217.02 $191.00 $193.27 $169.68 $134.51
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)               29      32      35      38      42      41      45      55      60      63
-----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 13.20 $ 13.23 $ 13.27 $ 13.45 $ 13.36 $ 13.81 $ 13.62 $ 13.22 $ 12.71 $ 12.59
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            2,201   2,538   2,714   2,721   2,894   1,402   1,354   1,424   1,504   1,216
-----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 52.97 $ 44.52 $ 40.71 $ 41.09 $ 37.00 $ 28.62 $ 25.27 $ 25.32 $ 22.52 $ 18.20
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            1,508   1,590   1,648   1,794   2,025   1,509   1,194    1278    1432    1308
-----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 17.98 $ 18.23 $ 18.46 $ 18.70 $ 18.74 $ 19.38 $ 19.52 $ 18.86 $ 18.41 $ 19.16
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)              227     230     223     255     317     470     458     948     875     948
-----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                           $ 15.33 $ 12.65 $ 12.60 $ 13.09 $ 14.31 $ 11.98 $ 10.48 $ 12.15 $ 11.74 $  9.40
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            2,013   2,039   2,219   2,215   1,905   1,245   1,332    1511   1,714   1,924
-----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                    2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $16.27 $12.80 $12.25 $11.88 $10.77 $ 8.27 $ 7.33 $ 7.29 $ 6.39 $ 4.78
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            1,444  1,477  1,661  1,588  1,619    955    864    906   1047   1004
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $11.14 $10.03 $ 8.76 $ 9.32 $ 8.42 $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            2,594  2,856  2,931  3,122  2,839  1,321  1,412    832    868    847
------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $21.71 $19.12 $16.22 $16.99 $15.86 $12.17 $10.57 $11.02 $ 8.92 $ 6.66
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            1,420  1,525  1,666  1,709  1,646  1,423  1,481   1672  1,781  1,863
------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $23.88 $24.20 $24.61 $25.04 $25.47 $25.91 $26.36 $26.82 $27.28 $27.75
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              264    321    334    350    426    514    623    729   1227   1943
------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $15.31 $15.36 $15.44 $15.67 $15.49 $16.13 $15.98 $16.06 $15.38 $14.75
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                            1,608  1,739  2,008  2,174  2,473    765    816    941  1,133    502
------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $29.58 $26.39 $22.27 $23.74 $23.04 $17.05 $15.01 $15.91 $12.86 $10.37
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              600    647    696    761    821    733    734    850  1,024    720
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                                      $26.94 $19.70 $18.39 $17.60 $15.77 $11.83 $10.61 $11.34 $ 9.80 $ 6.29
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                              479    439    525    503    487    572    579    705    766    462
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts(1)

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A ''designated Roth contribution account'' is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges, market value adjustments or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

All payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6 1/2% (or 6%, as applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.
-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 17, 2015 to a fixed maturity option with a maturity date of February 15, 2023 (eight years later) at a hypothetical rate to maturity of 4.00% (''h'' in the calculations below), resulting in a maturity value of $136,857 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2019(a) . Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

--------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY
                                                                             (''J'' IN THE CALCULATIONS BELOW)
                                                                             FEBRUARY 15, 2019
                                                                             ---------------------------------------
                                                                              2.00%               6.00%
--------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2019 BEFORE WITHDRAWAL
(1) Market adjusted amount/(b)/                                              $126,428           $108,386
--------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                               $116,973           $116,973
--------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                       $  9,454           $ (8,587)
--------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2019 AFTER $50,000 WITHDRAWAL
(4) Portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                        $  3,739           $ (3,961)
--------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $ 46,261           $ 53,961
--------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                    $ 76,428           $ 58,386
--------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                         $ 70,712           $ 63,012
--------------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                      $ 82,732           $ 73,723
--------------------------------------------------------------------------------------------------------------------

You should note that in this example, if a withdrawal is made when rates have increased from 4.00% to 6.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 4.00% to 2.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

Maturity value        =               $136,857               where j is either 2% or 6%
----------------------          -----------------------------
(1+j)/(D/365)/                   (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:
Maturity value        =               $136,857
----------------------          -----------------------------
(1+h)/(D/365)/                  (1+0.04)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365) /= ($70,712 or $63,012) x (1+0.04)/(1,461/365)/

                                     III-1

                 APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contract is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                          GWBL ENHANCED
    END OF                        6 1/2% ROLL-UP TO AGE 85 6% ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE 85  DEATH BENEFIT
CONTRACT YEAR    ACCOUNT VALUE          BENEFIT BASE           BENEFIT BASE           BENEFIT BASE             BASE
--------------------------------------------------------------------------------------------------------------------------
      1             $105,000           $106,500/(4)/          $106,000/(6)/          $105,000/(1)/        $105,000/(7)/
--------------------------------------------------------------------------------------------------------------------------
      2             $115,500           $113,423/(3)/          $112,360/(5)/          $115,500/(1)/        $115,500/(7)/
--------------------------------------------------------------------------------------------------------------------------
      3             $129,360           $120,795/(3)/          $119,102/(5)/          $129,360/(1)/        $129,360/(7)/
--------------------------------------------------------------------------------------------------------------------------
      4             $103,488           $128,647/(3)/          $126,248/(5)/          $129,360/(2)/        $135,828/(8)/
--------------------------------------------------------------------------------------------------------------------------
      5             $113,837           $137,009/(4)/          $133,823/(6)/          $129,360/(2)/        $142,296/(8)/
--------------------------------------------------------------------------------------------------------------------------
      6             $127,497           $145,914/(4)/          $141,852/(6)/          $129,360/(2)/        $148,764/(8)/
--------------------------------------------------------------------------------------------------------------------------
      7             $127,497           $155,399/(4)/          $150,363/(6)/          $129,360/(2)/        $155,232/(8)/
--------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6 1/2% Roll-Up to age 85.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contacts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                            6% ROLL-UP TO                              GWBL ENHANCED
    END OF                        6 1/2% ROLL-UP TO AGE 85  AGE 85 BENEFIT   ANNUAL RATCHET TO AGE 85  DEATH BENEFIT
CONTRACT YEAR    ACCOUNT VALUE         DEATH BENEFIT             BASE              BENEFIT BASE             BASE
-----------------------------------------------------------------------------------------------------------------------
      1             $109,200           $106,500/(3)/        $106,000/(5)/         $109,200/(1)/        $109,200/(7)/
-----------------------------------------------------------------------------------------------------------------------
      2             $120,120           $113,423/(3)/        $112,360/(5)/         $120,120/(1)/        $120,120/(7)/
-----------------------------------------------------------------------------------------------------------------------
      3             $134,534           $120,795/(3)/        $119,102/(5)/         $134,534/(1)/        $134,534/(7)/
-----------------------------------------------------------------------------------------------------------------------
      4             $107,628           $128,647/(3)/        $126,248/(5)/         $134,534/(2)/        $141,261/(8)/
-----------------------------------------------------------------------------------------------------------------------
      5             $118,390           $137,009/(4)/        $133,823/(5)/         $134,534/(2)/        $147,988/(8)/
-----------------------------------------------------------------------------------------------------------------------
      6             $132,597           $145,914/(4)/        $141,852/(6)/         $134,534/(2)/        $154,715/(8)/
-----------------------------------------------------------------------------------------------------------------------
      7             $132,597           $155,399/(4)/        $150,363/(6)/         $134,534/(2)/        $161,441/(8)/
-----------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 5 through 7, the enhanced death benefit will be based on the 6 1/2% Roll-Up to age 85.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the ''Greater of 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85'' enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution to variable investment options that roll-up at 6% only and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.25)% and 3.75% for Accumulator(R) contracts; (2.5)% and 3.5% for Accumulator(R) Plus/SM /contracts; (2.6)% and 3.4% for Accumulator(R) Elite/SM/ contracts; and (2.65)% and 3.35% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the ''Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85'' enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under ''Lifetime annual guaranteed minimum income benefit'' reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An ''N/A'' in these columns indicates that the benefit is not exercisable in that year. A ''0'' under any of the death benefit and/or ''Lifetime annual guaranteed minimum income benefit'' columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.44%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in ''Fee table'' earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


--------------------------------------------------------------------------------------------------------------------------------

                                            GREATER OF 6 1/2% ROLL-UP
                                             TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
--------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
--------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
61      1     95,704 101,683 88,704  94,683 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
62      2     91,408 103,312 84,408  96,312 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
63      3     87,106 104,878 81,106  98,878 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
64      4     82,790 106,372 76,790 100,372 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
65      5     78,452 107,783 73,452 102,783 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
66      6     74,084 109,098 71,084 106,098 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
67      7     69,677 110,307 68,677 109,307 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
68      8     65,223 111,395 65,223 111,395 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
69      9     60,712 112,348 60,712 112,348 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
70     10     56,135 113,149 56,135 113,149 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287
--------------------------------------------------------------------------------------------------------------------------------
75     15     31,790 114,247 31,790 114,247 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714
--------------------------------------------------------------------------------------------------------------------------------
80     20      3,966 108,361  3,966 108,361 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172
--------------------------------------------------------------------------------------------------------------------------------
85     25          0  91,568      0  91,568       0      482,770            0   583,716        0    40,263        0    40,263
--------------------------------------------------------------------------------------------------------------------------------
90     30          0  87,497      0  87,497       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
95     35          0  82,688      0  82,688       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 AND ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


--------------------------------------------------------------------------------------------------------------------------------

                                            GREATER OF 6 1/2% ROLL-UP
                                             TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
--------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
--------------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
61      1     99,341 105,559 91,341  97,559 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
62      2     94,704 107,057 86,704  99,057 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
63      3     90,080 108,483 83,080 101,483 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
64      4     85,463 109,829 78,463 102,829 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
65      5     80,842 111,083 74,842 105,083 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
66      6     76,211 112,234 71,211 107,234 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
67      7     71,559 113,269 67,559 109,269 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
68      8     66,878 114,175 63,878 111,175 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
69      9     62,158 114,937 62,158 114,937 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
70     10     57,388 115,540 57,388 115,540 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287
--------------------------------------------------------------------------------------------------------------------------------
75     15     32,330 115,525 32,330 115,525 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714
--------------------------------------------------------------------------------------------------------------------------------
80     20      4,190 108,359  4,190 108,359 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172
--------------------------------------------------------------------------------------------------------------------------------
85     25          0  90,201      0  90,201       0      482,770            0   583,716        0    40,263        0    40,263
--------------------------------------------------------------------------------------------------------------------------------
90     30          0  84,707      0  84,707       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
95     35          0  78,296      0  78,296       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


--------------------------------------------------------------------------------------------------------------------------------

                                            GREATER OF 6 1/2% ROLL-UP
                                             TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
--------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
--------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
61      1     95,355 101,334 87,355  93,334 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
62      2     90,736 102,598 83,736  95,598 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
63      3     86,135 103,782 80,135  97,782 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
64      4     81,543 104,877 76,543  99,877 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
65      5     76,953 105,871 76,953 105,871 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
66      6     72,355 106,753 72,355 106,753 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
67      7     67,741 107,510 67,741 107,510 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
68      8     63,101 108,128 63,101 108,128 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
69      9     58,425 108,593 58,425 108,593 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
70     10     53,703 108,889 53,703 108,889 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287
--------------------------------------------------------------------------------------------------------------------------------
75     15     28,907 107,186 28,907 107,186 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714
--------------------------------------------------------------------------------------------------------------------------------
80     20      1,142  98,072  1,142  98,072 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172
--------------------------------------------------------------------------------------------------------------------------------
85     25          0  77,712      0  77,712       0      482,770            0   583,716        0    40,263        0    40,263
--------------------------------------------------------------------------------------------------------------------------------
90     30          0  69,736      0  69,736       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
95     35          0  60,473      0  60,473       0      482,770            0   583,716      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


---------------------------------------------------------------------------------------------------------------------------------

                                             GREATER OF 6 1/2% ROLL-UP
                                              TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
---------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%           6%           0%        6%        0%        6%       0%        6%
---------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
61      1     95,305 101,284  95,305 101,284 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
62      2     90,640 102,496  90,640 102,496 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
63      3     85,997 103,626  85,997 103,626 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
64      4     81,366 104,665  81,366 104,665 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
65      5     76,741 105,600  76,741 105,600 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
66      6     72,111 106,421  72,111 106,421 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
67      7     67,468 107,115  67,468 107,115 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
68      8     62,802 107,668  62,802 107,668 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
69      9     58,104 108,065  58,104 108,065 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
70     10     53,363 108,291  53,363 108,291 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287
---------------------------------------------------------------------------------------------------------------------------------
75     15     28,511 106,206  28,511 106,206 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714
---------------------------------------------------------------------------------------------------------------------------------
80     20        761  96,661     761  96,661 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172
---------------------------------------------------------------------------------------------------------------------------------
85     25          0  75,836       0  75,836       0      482,770            0   583,716        0    40,263        0    40,263
---------------------------------------------------------------------------------------------------------------------------------
90     30          0  67,364       0  67,364       0      482,770            0   583,716      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
95     35          0  57,549       0  57,549       0      482,770            0   583,716      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000         100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000         104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000           4,000             4,000
    EARNINGS: death benefit less net
    contributions (prior to the
    withdrawal in D).
    B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0             3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0               0               2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS
    GREATER OF D MINUS C OR ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000         100,000           98,000
    the withdrawal in D)
    A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000           98,000
    withdrawal in D)
    B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000           1,000               0
    CONTRIBUTIONS
    G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%             40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT            1,600            400                0
    H TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600         101,400           98,000
    Earnings enhancement benefit
    G PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.

               APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VIII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See ''Contract features and       If you reside in the state of
            benefits''--''Your right to       California and you are age 60
            cancel within a certain number    and older at the time the
            of days''                         contract is issued, you may
                                              return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below.
                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option (and/or
                                              guaranteed interest option, if
                                              available), the amount of your
                                              refund will be equal to your
                                              contribution, unless you make a
                                              transfer, in which case the
                                              amount of your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office. This amount could be
                                              less than your initial
                                              contribution. If the Principal
                                              guarantee benefit or Guaranteed
                                              withdrawal benefit for life is
                                              elected, the investment
                                              allocation during the 30 day
                                              free look period is limited to
                                              the guaranteed interest option.
                                              If you allocate any portion of
                                              your initial contribution to the
                                              variable investment options
                                              (other than the EQ/Money Market
                                              option) and/or fixed maturity
                                              options, your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office.
-------------------------------------------------------------------------------
FLORIDA     See ''Contract features and       The following information
            benefits'' in ''Credits'' (For    replaces the second bullet of
            Accumulator(R) Plus/SM            the final set of bullets in this
            /contracts only)                  section:
                                              .   You may annuitize your
                                                  contract after thirteen
                                                  months, however, if you
                                                  elect to receive annuity
                                                  payments within five years
                                                  of the contract date, we
                                                  will recover the credit that
                                                  applies to any contribution
                                                  made in that five years. If
                                                  you start receiving annuity
                                                  payments after five years
                                                  from the contract date and
                                                  within three years of making
                                                  any contribution, we will
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years.
-------------------------------------------------------------------------------

                                     VII-1

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------------------
 STATE                     FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------------------
FLORIDA                    See ''Your right to cancel        If you reside in the state of
(CONTINUED)                within a certain number of        Florida and you are age 65 or
                           days'' in ''Contract features     older at the time the contract
                           and benefits''                    is issued, you may cancel your
                                                             variable annuity contract and
                                                             return it to us within 21 days
                                                             from the date that you receive
                                                             it. You will receive an
                                                             unconditional refund equal to
                                                             the cash surrender value
                                                             provided in the annuity
                                                             contract, plus any fees or
                                                             charges deducted from the
                                                             contributions or imposed under
                                                             the contract.

                                                             If you reside in the state of
                                                             Florida and you are age 64 or
                                                             younger at the time the contract
                                                             is issued, you may cancel your
                                                             variable annuity contract and
                                                             return it to us within 14 days
                                                             from the date that you receive
                                                             it. You will receive an
                                                             unconditional refund equal to
                                                             your contributions, including
                                                             any contract fees or charges.

                           See ''Withdrawal charge'' in      If you are age 65 and older at
                           ''Charges and expenses''          the time your contract is
                                                             issued, the applicable
                                                             withdrawal charge will not
                                                             exceed 10% of the amount
                                                             withdrawn. In addition, no
                                                             charge will apply after the end
                                                             of the 10th contract year or 10
                                                             years after a contribution is
                                                             made, whichever is later.
----------------------------------------------------------------------------------------------
ILLINOIS                   See ''Credits'' in ''Contract     The following information
                           features and benefits'' (For      replaces the second bullet of
                           Accumulator(R) Plus/SM            the final set of bullets in this
                           /contracts only)                  section:
                                                             .   You may annuitize your
                                                                 contract after twelve
                                                                 months, however, if you
                                                                 elect to receive annuity
                                                                 payments within five years
                                                                 of the contract date, we
                                                                 will recover the credit that
                                                                 applies to any contribution
                                                                 made in the first five
                                                                 years. If you start
                                                                 receiving annuity payments
                                                                 after five years from the
                                                                 contract date and within
                                                                 three years of making any
                                                                 contribution, we will
                                                                 recover the credit that
                                                                 applies to any contribution
                                                                 made within the prior three
                                                                 years.

                           See ''Loans under Rollover TSA    Your loan interest rate will not
                           contracts'' in ''Accessing your   exceed 8% (or any lower maximum
                           money''                           rate that may become required by
                                                             Illinois or federal law).

                           See ''Selecting an annuity        The following sentence replaces
                           payout option'' under ''Your      the first sentence of the second
                           annuity payout options'' in       paragraph in this section:
                           ''Accessing your money''

                                                             You can choose the date annuity
                                                             payments begin but it may not be
                                                             earlier than twelve months from
                                                             the Accumulator(R) Series
                                                             contract date.
----------------------------------------------------------------------------------------------
MASSACHUSETTS              Annual administrative charge      The annual administrative charge
                                                             will not be deducted from
                                                             amounts allocated to the
                                                             Guaranteed interest option.

                           See ''Disability, terminal        This section is deleted in its
                           illness or confinement to         entirety.
                           nursing home'' under
                           ''Withdrawal charge'' in
                           ''Charges and expenses'' (For
                           Accumulator(R), Accumulator(R)
                           Plus/SM /and Accumulator(R)
                           Elite/SM /contracts only)
----------------------------------------------------------------------------------------------
MISSISSIPPI                Automatic Investment Program      Not Available
(Applicable under
Accumulator(R),
Accumulator(R) Plus/SM
/and Accumulator(R)
Elite/SM/ contracts only)

                           QP (defined contribution and      Not Available
                           defined benefit) contracts

                           See ''How you can contribute to   Additional contributions can
                           your contract'' in ''Contract     only be made within the first
                           features and benefits'' and       year after the contract issue
                           "Appendix X"                      date. The 150% limit does not
                                                             apply.
----------------------------------------------------------------------------------------------

                                     VII-2

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
The following information applies to Accumulator(R), Accumulator(R) Plus/SM/
and Accumulator(R) Elite/SM/ contracts sold in New Jersey from May 29, 2007 to
September 10, 2007 and Accumulator(R) Select/SM/ contracts sold in New Jersey from August 6, 2007 to September 10, 2007:
NEW JERSEY  ''Greater of 6 1/2% Roll-Up to    All references to this feature
            age 85 or Annual Ratchet to age   are deleted in their entirety.
            85 enhanced death benefit''       You have the choice of the
                                              following guaranteed minimum
                                              death benefits: the Greater of
                                              6% Roll-Up to age 85 or Annual
                                              Ratchet to age 85; the Greater
                                              of 3% Roll-Up to age 85 or
                                              Annual Ratchet to age 85; the
                                              Annual Ratchet to age 85; the
                                              Standard death benefit; the GWBL
                                              Standard death benefit; or the
                                              GWBL Enhanced death benefit.

            See ''Guaranteed minimum death    The charge for the Greater of 6%
            benefit charge'' in ''Fee table'' Roll-Up to age 85 or Annual
                                              Ratchet to age 85 is 0.60%
                                              The charge for the Greater of 3%
                                              Roll-Up to age 85 or Annual
                                              Ratchet to age 85 is 0.60%

            See ''Guaranteed minimum death    Footnote (5) (and all related
            benefit charge'' and              text) is deleted in its
            ''Guaranteed minimum income       entirety. We do not reserve the
            benefit charge'' in ''Fee table'' right to increase your charge if you reset your Greater of 6% to
                                              age 85 or Annual Ratchet to age
                                              85 enhanced death benefit and
                                              Guaranteed minimum income
                                              benefit Roll-Up benefit base.
            See ''Guaranteed minimum income   All references to resetting your
            benefit and the Roll-Up benefit   Roll-Up benefit base on each
            base reset'' in ''Contract        contract date anniversary are
            features and benefits''           deleted in their entirety here
                                              and throughout the Prospectus.
                                              Instead, if you elect the
                                              Guaranteed minimum income
                                              benefit alone or together with
                                              the Greater of 6% Roll-Up to age
                                              85 or Annual Ratchet to age 85
                                              enhanced death benefit, you will
                                              be eligible to reset the Roll-Up
                                              benefit base for these
                                              guaranteed benefits to equal the
                                              account value as of the 5th or
                                              later contract date anniversary.
                                              Each time you reset the Roll-Up
                                              benefit base, your Roll-Up
                                              benefit base will not be
                                              eligible for another reset for
                                              five years.

                                              The Guaranteed minimum income
                                              benefit that includes the 6 1/2%
                                              Roll-Up benefit base is not
                                              available in combination with
                                              the Greater of 6% Roll-Up to age
                                              85 or Annual Ratchet to age 85
                                              enhanced death benefit.

            See ''Guaranteed minimum income   The table showing the maximum
            benefit'' in ''Contract features  periods certain available under
            and benefits''                    the life with a period certain
                                              payout option is deleted in its
                                              entirety and replaced with the
                                              following:

                       -----------------------------------------------------------------
                                              LEVEL PAYMENTS
                       -----------------------------------------------------------------
                                                       PERIOD CERTAIN YEARS
                             OWNER'S         -------------------------------------------
                         AGE AT EXERCISE            IRAS                   NQ
                       -                     -------------------------------------------
                         75 and younger              10                    10
                               76                     9                    10
                               77                     8                    10
                               78                     7                    10
                               79                     7                    10
                               80                     7                    10
                               81                     7                     9
                               82                     7                     8
                               83                     7                     7
                               84                     6                     6
                               85                     5                     5
----------------------------------------------------------------------------------------

                                     VII-3

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
NEW JERSEY    See ''Greater of 6% Roll-Up to    The second sentence of the first
(CONTINUED)   age 85 or Annual Ratchet to age   paragraph and the entire second
              85'' under ''Guaranteed minimum   paragraph are deleted in their
              death benefit charge'' in         entirety and replaced with the
              ''Charges and expenses''          following:
                                                The charge is equal to 0.60% of
                                                the Greater of the 6% Roll-Up to
                                                age 85 or the Annual Ratchet to
                                                age 85 benefit base.

              See ''Greater of 3% Roll-Up to    The second sentence is deleted
              age 85 or Annual Ratchet to age   in its entirety and replaced
              85'' under ''Guaranteed minimum   with the following:
              death benefit charge'' in
              ''Charges and expenses''

                                                The charge is equal to 0.60% of
                                                the Greater of the 3% Roll-up to
                                                age 85 or the Annual Ratchet to
                                                age 85 benefit base.

              See ''Guaranteed minimum income   The third paragraph is deleted
              benefit charge'' in ''Charges     in its entirety.
              and expenses''
---------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                     Your contract refers to
                                                contributions as premiums.

              Special dollar cost averaging     In Pennsylvania, we refer to
              program (for Accumulator(R) and   this program as ''enhanced rate
              Accumulator(R) Elite/SM           dollar cost averaging.''
              /contracts only)

              See ''Disability, terminal        Item (iii) under this section is
              illness, or confinement to        deleted in its entirety.
              nursing home'' under
              ''Withdrawal charge'' in
              ''Charges and expenses'' (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)
              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
---------------------------------------------------------------------------------
PUERTO RICO   Beneficiary continuation option   Not Available
              (IRA)

              IRA, Roth IRA, Inherited IRA,     Not Available
              Rollover TSA and QP (Defined
              Benefit) contracts

              See ''How you can contribute to   Specific requirements for
              your contract'' in ''Contract     purchasing QP contracts in
              features and benefits'' and       Puerto Rico are outlined below
              "Appendix X" (For                 in ''Purchase considerations for
              Accumulator(R), Accumulator(R)    QP (Defined Contribution)
              Plus/SM /and Accumulator(R)       contracts in Puerto Rico''.
              Elite/SM /contracts only)

              See ''Exercise rules'' under      Exercise restrictions for the
              ''How you can contribute to your  GMIB on a Puerto Rico QPDC
              contract'' in ''Contract          contract are described below,
              features and benefits'' (For      under ''Purchase considerations
              Accumulator(R), Accumulator(R)    for QP (Defined Contribution)
              Plus/SM /and Accumulator(R)       contracts in Puerto Rico'', and
              Elite/SM /contracts only)         in your contract.

              See ''Transfers of ownership,     Transfers of ownership of QP
              collateral assignments, loans     contracts are governed by Puerto
              and borrowing'' in ''More         Rico law. Please consult your
              information'' (For                tax, legal or plan advisor if
              Accumulator(R), Accumulator(R)    you intend to transfer ownership
              Plus/SM /and Accumulator(R)       of your contract.
              Elite/SM/ contracts only)
---------------------------------------------------------------------------------

                                     VII-4

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO  ''Purchase considerations for QP  PURCHASE CONSIDERATIONS FOR QP
(CONTINUED)  (Defined Contribution) contracts  (DEFINED CONTRIBUTION) CONTRACTS in Puerto Rico'' -- this section  IN PUERTO RICO:
             replaces ''Appendix II: Purchase  Trustees who are considering the
             considerations for QP             purchase of an Accumulator(R)
             contracts'' in this Prospectus.   Series QP contract in Puerto
             (For Accumulator(R),              Rico should discuss with their
             Accumulator(R) Plus/SM/ and       tax, legal and plan advisors
             Accumulator(R) Elite/SM/          whether this is an appropriate
             contracts only)                   investment vehicle for the
                                               employer's plan. Trustees should
                                               consider whether the plan
                                               provisions permit the investment
                                               of plan assets in the QP
                                               contract, the Guaranteed minimum
                                               income benefit and other
                                               guaranteed benefits, and the
                                               payment of death benefits in
                                               accordance with the requirements
                                               of Puerto Rico income tax rules.
                                               The QP contract and this
                                               Prospectus should be reviewed in
                                               full, and the following factors,
                                               among others, should be noted.

                                               LIMITS ON CONTRACT OWNERSHIP:
                                               .   The QP contract is offered
                                                   only as a funding vehicle to
                                                   qualified plan trusts of
                                                   single participant defined
                                                   contribution plans that are
                                                   tax-qualified under Puerto
                                                   Rico law, not United States
                                                   law. The contract is not
                                                   available to US qualified
                                                   plans or to defined benefit
                                                   plans qualifying under
                                                   Puerto Rico law.

                                               .   The QP contract owner is the
                                                   qualified plan trust. The
                                                   annuitant under the contract
                                                   is the self-employed Puerto
                                                   Rico resident, who is the
                                                   sole plan participant.

                                               .   This product should not be
                                                   purchased if the self-
                                                   employed individual
                                                   anticipates having
                                                   additional employees become
                                                   eligible for the plan. We
                                                   will not allow additional
                                                   contracts to be issued for
                                                   participants other than the
                                                   original business owner.
                                               .   If the business that
                                                   sponsors the plan adds
                                                   another employee, no further
                                                   contributions may be made to
                                                   the contract. If the
                                                   employer moves the funds to
                                                   another funding vehicle that
                                                   can accommodate more than
                                                   one employee, this move
                                                   could result in surrender
                                                   charges, if applicable, and
                                                   the loss of guaranteed
                                                   benefits in the contract.

                                               LIMITS ON CONTRIBUTIONS:
                                               .   All contributions must be
                                                   direct transfers from other
                                                   investments within an
                                                   existing qualified plan
                                                   trust.

                                               .   Employer payroll
                                                   contributions are not
                                                   accepted.

                                               .   Only one additional transfer
                                                   contribution may be made per
                                                   contract year.

                                               .   Checks written on accounts
                                                   held in the name of the
                                                   employer instead of the plan
                                                   or the trustee will not be
                                                   accepted.

                                               .   As mentioned above, if a new
                                                   employee becomes eligible
                                                   for the plan, the trustee
                                                   will not be permitted to
                                                   make any further
                                                   contributions to the
                                                   contract established for the
                                                   original business owner.
--------------------------------------------------------------------------------

                                     VII-5

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    LIMITS ON PAYMENTS:
(CONTINUED)                                    .   Loans are not available
                                                   under the contract.

                                               .   All payments are made to the
                                                   plan trust as owner, even
                                                   though the plan
                                                   participant/annuitant is the
                                                   ultimate recipient of the
                                                   benefit payment.

                                               .   AXA Equitable does no tax
                                                   reporting or withholding of
                                                   any kind. The plan
                                                   administrator or trustee
                                                   will be solely responsible
                                                   for performing or providing
                                                   for all such services.

                                               .   AXA Equitable does not offer
                                                   contracts that qualify as
                                                   IRAs under Puerto Rico law.
                                                   The plan trust will exercise
                                                   the GMIB and must continue
                                                   to hold the supplementary
                                                   contract for the duration of
                                                   the GMIB payments.

                                               PLAN TERMINATION:
                                               .   If the plan participant
                                                   terminates the business, and
                                                   as a result wishes to
                                                   terminate the plan, the
                                                   trust would have to be kept
                                                   in existence to receive
                                                   payments. This could create
                                                   expenses for the plan.

                                               .   If the plan participant
                                                   terminates the plan and the
                                                   trust is dissolved, or if
                                                   the plan trustee (which may
                                                   or may not be the same as
                                                   the plan participant) is
                                                   unwilling to accept payment
                                                   to the plan trust for any
                                                   reason, AXA Equitable would
                                                   have to change the contract
                                                   from a Puerto Rico QP to NQ
                                                   in order to make payments to
                                                   the individual as the new
                                                   owner. Depending on when
                                                   this occurs, it could be a
                                                   taxable distribution from
                                                   the plan, with a potential
                                                   tax of the entire account
                                                   value of the contract.
                                                   Puerto Rico income tax
                                                   withholding and reporting by
                                                   the plan trustee could apply
                                                   to the distribution
                                                   transaction.
                                               .   If the plan trust is
                                                   receiving GMIB payments and
                                                   the trust is subsequently
                                                   terminated, transforming the
                                                   contract into an
                                                   individually owned NQ
                                                   contract, the trustee would
                                                   be responsible for the
                                                   applicable Puerto Rico
                                                   income tax withholding and
                                                   reporting on the present
                                                   value of the remaining
                                                   annuity payment stream.

                                               .   AXA Equitable is a U.S.
                                                   insurance company, therefore
                                                   distributions under the NQ
                                                   contract could be subject to
                                                   United States taxation and
                                                   withholding on a ''taxable
                                                   amount not determined''
                                                   basis.
--------------------------------------------------------------------------------

                                     VII-6

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO  Tax information -- special rules  Income from NQ contracts we
(CONTINUED)  for NQ contracts                  issue is U.S. source. A Puerto
                                               Rico resident is subject to U.S.
                                               taxation on such U.S. source
                                               income. Only Puerto Rico source
                                               income of Puerto Rico residents
                                               is excludable from U.S.
                                               taxation. Income from NQ
                                               contracts is also subject to
                                               Puerto Rico tax. The calculation
                                               of the taxable portion of
                                               amounts distributed from a
                                               contract may differ in the two
                                               jurisdictions. Therefore, you
                                               might have to file both U.S. and
                                               Puerto Rico tax returns, showing
                                               different amounts of income from
                                               the contract for each tax
                                               return. Puerto Rico generally
                                               provides a credit against Puerto
                                               Rico tax for U.S. tax paid.
                                               Depending on your personal
                                               situation and the timing of the
                                               different tax liabilities, you
                                               may not be able to take full
                                               advantage of this credit.
                                               We require owners or
                                               beneficiaries of annuity
                                               contracts in Puerto Rico which
                                               are not individuals to document
                                               their status to avoid 30% FATCA
                                               withholding from U.S.-source
                                               income.
--------------------------------------------------------------------------------
TEXAS        See ''Annual administrative       The annual administrative charge
             charge'' in ''Charges and         will not be deducted from
             expenses''                        amounts allocated to the
                                               Guaranteed interest option.
--------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option        Not Available

             Investment simplifier --          Not Available
             Fixed-dollar option and Interest
             sweep option

             Fixed maturity options            Not Available

             Earnings enhancement benefit      Not Available

             Special dollar cost averaging     .   Available only at issue
             program (for Accumulator(R) and
             Accumulator(R) Elite/SM
             /contracts only)

                                               .   Subsequent contributions
                                                   cannot be used to elect new
                                                   programs. You may make
                                                   subsequent contributions to
                                                   the initial programs while
                                                   they are still running.

             ''Greater of 6 1/2% Roll-Up to    All references to these features
             age 85 or Annual Ratchet to age   are deleted in their entirety.
             85 enhanced death benefit'';      You have the choice of the
             ''Greater of 6% Roll-Up to age    following guaranteed minimum
             85 or Annual Ratchet to age 85    death benefits: the Greater of
             enhanced death benefit''; and     4% Roll-Up to age 85 or Annual
             ''GWBL Enhanced death benefit''   Ratchet to age 85 enhanced death
                                               benefit; the Greater of 3%
                                               Roll-Up to age 85 or Annual
                                               Ratchet to age 85 enhanced death
                                               benefit; the Annual Ratchet to
                                               age 85; the Standard death
                                               benefit; or the GWBL Standard
                                               death benefit.

             See ''Guaranteed minimum death    The charge for the Greater of 4%
             benefit charge'' in ''Fee         Roll-Up to age 85 or Annual
             table'' and in ''Charges and      Ratchet to age 85 is 0.65% and
             expenses''                        cannot be increased.

             See ''How you can contribute to   .   For contracts with GWBL, the
             your contract'' in ''Contract         $1,500,000 contribution
             features and benefits''               limit applies for all issue
                                                   ages.
                                               .   The second sentence of the
                                                   third paragraph is deleted.
                                                   The paragraph now reads:
                                                   ''We limit aggregate
                                                   contributions made after the
                                                   first contract year to 150%
                                                   of first-year
                                                   contributions.''
--------------------------------------------------------------------------------

                                     VII-7

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON   See ''Guaranteed minimum death    .   If you elect the 6 1/2% (or
(CONTINUED)  benefit and Guaranteed minimum        6%, as applicable)
             income benefit base'' in              Guaranteed minimum income
             ''Contract features and               benefit with the Greater of
             benefits''                            4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit, the
                                                   variable investment options
                                                   (including amounts allocated
                                                   to the account for special
                                                   money market dollar cost
                                                   averaging under
                                                   Accumulator(R) Plus/SM /and
                                                   Accumulator(R) Select/SM
                                                   /contracts but excluding all
                                                   other amounts allocated to
                                                   the EQ/Money Market variable
                                                   investment option) and the
                                                   account for special dollar
                                                   cost averaging (under
                                                   Accumulator(R) and
                                                   Accumulator(R) Elite/SM
                                                   /contracts only) will roll
                                                   up at an annual rate of
                                                   6 1/2% (or 6%, as
                                                   applicable) for the
                                                   Guaranteed minimum income
                                                   benefit base and 4% for the
                                                   4% Roll-Up to age 85 benefit
                                                   base.

                                               .   If you elect the Greater of
                                                   4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit,
                                                   without a Guaranteed minimum
                                                   income benefit, the variable
                                                   investment options
                                                   (including amounts allocated
                                                   to the account for special
                                                   money market dollar cost
                                                   averaging under
                                                   Accumulator(R) Plus/SM /and
                                                   Accumulator(R) Select/SM
                                                   /contracts but excluding all
                                                   other amounts allocated to
                                                   the EQ/Money Market variable
                                                   investment option) and the
                                                   account for special dollar
                                                   cost averaging (under
                                                   Accumulator(R) and
                                                   Accumulator(R) Elite/SM
                                                   /contracts only) will roll
                                                   up at an annual rate of 4%
                                                   for the 4% Roll-Up to age 85
                                                   benefit base.

             See ''Guaranteed minimum income   Your ''Greater of 4% Roll-Up to
             benefit and the Roll-Up benefit   age 85 or Annual Ratchet to age
             base reset'' in ''Contract        85 enhanced death benefit''
             features and benefits''           benefit base will reset only if
                                               your account value is greater
                                               than your Guaranteed minimum
                                               income benefit Roll-Up benefit
                                               base.

             See ''How withdrawals affect      The first sentence of the third
             your Guaranteed minimum income    paragraph is replaced with the
             benefit and Guaranteed minimum    following:
             death benefit'' in ''Accessing
             your money''
                                               .   With respect to the 6 1/2%
                                                   (or 6%, as applicable)
                                                   Guaranteed minimum income
                                                   benefit, withdrawals
                                                   (including any applicable
                                                   withdrawal charges) will
                                                   reduce the 6 1/2% (or 6%, as
                                                   applicable) Roll-Up to age
                                                   85 benefit base on a
                                                   dollar-for-dollar basis, as
                                                   long as the sum of the
                                                   withdrawals in a contract
                                                   year is 6 1/2% (or 6%, as
                                                   applicable) or less of the
                                                   6 1/2% (or 6%, as
                                                   applicable) Roll-Up benefit
                                                   base on the contract issue
                                                   date or the most recent
                                                   contract date anniversary,
                                                   if later.

                                               .   With respect to the
                                                   Guaranteed minimum income
                                                   benefit and the Greater of
                                                   4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit, if
                                                   elected in combination,
                                                   withdrawals (including any
                                                   applicable withdrawal
                                                   charges) will reduce each of
                                                   the benefits' Roll-Up to age
                                                   85 benefit base on a dollar-
                                                   for-dollar basis, as long as
                                                   the sum of the withdrawals
                                                   in a contract year is 6 1/2%
                                                   (or 6%, as applicable) or
                                                   less of the Guaranteed
                                                   minimum income benefit's
                                                   Roll-Up benefit base on the
                                                   contract issue date or the
                                                   most recent contract date
                                                   anniversary, if later.
--------------------------------------------------------------------------------

                                     VII-8

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON                                     .   With respect to the Greater
(CONTINUED)                                        of 4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit, if
                                                   elected without the
                                                   Guaranteed minimum income
                                                   benefit, withdrawals
                                                   (including any applicable
                                                   withdrawal charges) will
                                                   reduce the 4% Roll-Up to age
                                                   85 benefit base on a
                                                   dollar-for-dollar basis, as
                                                   long as the sum of the
                                                   withdrawals in a contract
                                                   year is 6% or less of the 4%
                                                   Roll-Up to age 85 benefit
                                                   base on the contract issue
                                                   date or the most recent
                                                   contract date anniversary,
                                                   if later.

                                               .   With respect to the Greater
                                                   of 3% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit,
                                                   withdrawals (including any
                                                   applicable withdrawal
                                                   charges) will reduce the 3%
                                                   Roll-Up to age 85 benefit
                                                   base on a dollar-for-dollar
                                                   basis, as long as the sum of
                                                   the withdrawals in a
                                                   contract year is 3% or less
                                                   of the 3% Roll-Up to age 85
                                                   enhanced death benefit base
                                                   on the contract issue date
                                                   or the most recent contract
                                                   date anniversary, if later.

             See ''Guaranteed minimum death    You have a choice of the
             benefit'' in ''Contract features  standard death benefit, the
             and benefits''                    Annual Ratchet to age 85
                                               enhanced death benefit, the
                                               Greater of 3% Roll-Up to age 85
                                               or Annual Ratchet to age 85
                                               enhanced death benefit, or the
                                               Greater of 4% Roll-Up to age 85
                                               or Annual Ratchet to age 85
                                               enhanced death benefit.

             See ''GWBL Guaranteed minimum     Only the GWBL Standard death
             death benefit'' under             benefit is available.
             ''Guaranteed withdrawal benefit
             for life (''GWBL'')'' in
             ''Contract features and
             benefits''

             See ''Annual administrative       The second paragraph of this
             charge'' in ''Charges and         section is replaced with the
             expenses''                        following: The annual
                                               administrative charge will be
                                               deducted from the value in the
                                               variable investment options on a
                                               pro rata basis. If those amounts
                                               are insufficient, we will deduct
                                               all or a portion of the charge
                                               from the account for special
                                               dollar cost averaging (for
                                               Accumulator(R) and
                                               Accumulator(R) Elite/SM
                                               /contracts) or the account for
                                               special money market dollar cost
                                               averaging (for Accumulator(R)
                                               Plus/SM /and Accumulator(R)
                                               Select/SM /contracts). If the
                                               contract is surrendered or
                                               annuitized or a death benefit is
                                               paid on a date other than a
                                               contract date anniversary, we
                                               will deduct a pro rata portion
                                               of that charge for the year.

             See ''10% free withdrawal         The 10% free withdrawal amount
             amount'' under ''Withdrawal       applies to full surrenders.
             charge'' in ''Charges and
             expenses'' (For Accumulator(R),
             Accumulator(R) Plus/SM /and
             Accumulator(R) Elite/SM
             /contracts only)

             See ''Certain withdrawals''       If you elect the Greater of 4%
             under ''Withdrawal charge'' in    Roll-Up to age 85 or Annual
             ''Charges and expenses'' (For     Ratchet to age 85 enhanced death
             Accumulator(R), Accumulator(R)    benefit without a Guaranteed
             Plus/SM /and Accumulator(R)       minimum income benefit, the
             Elite/SM /contracts only)         withdrawal charge will be waived
                                               for any withdrawal that,
                                               together with any prior
                                               withdrawals made during the
                                               contract year, does not exceed
                                               6% of the beginning of contract
                                               year 4% Roll-Up to age 85
                                               benefit base, even if such
                                               withdrawals exceed the free
                                               withdrawal amount.
--------------------------------------------------------------------------------

                                     VII-9

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON   See ''Withdrawal charge'' in      The owner (or older joint owner,
(CONTINUED)  ''Charges and expenses'' under    if applicable) has qualified to
             ''Disability, terminal illness,   receive Social Security
             or confinement to nursing home''  disability benefits as certified
             (For Accumulator(R),              by the Social Security
             Accumulator(R) Plus/SM /and       Administration or a statement
             Accumulator(R) Elite/SM           from an independent U.S.
             /contracts only)                  licensed physician stating that
                                               the owner (or older joint owner,
                                               if applicable) meets the
                                               definition of total disability
                                               for at least 6 continuous months
                                               prior to the notice of claim.
                                               Such disability must be
                                               re-certified every 12 months.
--------------------------------------------------------------------------------

                                    VII-10

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix VIII: Contract variations

--------------------------------------------------------------------------------

The contracts described in this Prospectus are no longer being sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the ''Approximate Time Period'' below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

------------------------------------------------------------------------------

 APPROXIMATE
 TIME
 PERIOD       FEATURE/BENEFIT      VARIATION
------------------------------------------------------------------------------
May           Guaranteed           At no additional charge, during the first
2007-February withdrawal benefit   ten contract years, in each year you have
2008          for life - 5%        not taken a withdrawal, we will increase
(through      deferral bonus       your GWBL benefit base by an amount equal
March                              to 5% of your total contributions. If the
2008 in                            Annual Ratchet (as discussed immediately
Nevada)                            above) occurs on any contract date
                                   anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year. On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new
                                   GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.

              200% Initial GWBL    Not available
              benefit base
              guarantee

              Guaranteed annual    The Applicable percentages for the
              withdrawal amount    Guaranteed annual withdrawal amount are as
                                   follows:

                                     Age         Applicable percentage
                                     ---         ---------------------
                                     45-64       4.0%
                                     65-74       5.0%
                                     75-84       6.0%
                                     85 and      7.0%
                                     older

           Guaranteed withdrawal     If you
           benefit for life benefit  elect the
           charge                    Single
                                     Life
                                     option,
                                     the charge
                                     is equal
                                     to 0.60%.
                                     If you
                                     elect the
                                     Joint Life
                                     option,
                                     the charge
                                     is equal
                                     to 0.75%.

                                     The
                                     maximum
                                     charge for
                                     the Single
                                     Life
                                     option is
                                     0.75%.

                                     The
                                     maximum
                                     charge for
                                     the Joint
                                     Life
                                     option is
                                     0.90%

                                    VIII-1

                      APPENDIX VIII: CONTRACT VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
                          How withdrawals affect    Your GWBL Standard death
                          your GWBL and GWBL        benefit base and GWBL
                          Guaranteed minimum death  Enhanced death benefit
                          benefit                   base are reduced on a
                                                    dollar-for-dollar basis
                                                    by any withdrawal up to
                                                    the Guaranteed annual
                                                    withdrawal amount. Once
                                                    a withdrawal causes
                                                    cumulative withdrawals
                                                    in a contract year to
                                                    exceed your Guaranteed
                                                    annual withdrawal
                                                    amount, your GWBL
                                                    Standard death benefit
                                                    base and GWBL Enhanced
                                                    death benefit base are
                                                    reduced on a pro rata
                                                    basis. If the reduced
                                                    GWBL Enhanced death
                                                    benefit base is greater
                                                    than your account value
                                                    (after the Excess
                                                    withdrawal), we will
                                                    further reduce your GWBL
                                                    Enhanced death benefit
                                                    base to equal your
                                                    account value.

                          Maximum payment plan      The amount of the
                                                    withdrawal will increase
                                                    following any Annual
                                                    Ratchet or 5% deferral
                                                    bonus.

                          Customized payment plan   The amount of the
                                                    withdrawal will not be
                                                    increased following any
                                                    Annual Ratchet or 5%
                                                    deferral bonus. You must
                                                    elect to change the
                                                    scheduled payment amount.

                          Annuity maturity date     The minimum death
                                                    benefit will be reduced
                                                    dollar-for-dollar by
                                                    each payment.
-----------------------------------------------------------------------------

                                    VIII-2

                      APPENDIX VIII: CONTRACT VARIATIONS

Appendix IX: Tax-sheltered annuity contracts (TSAs)

WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.

--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as ''403(b) annuity contracts'' or ''Tax Sheltered Annuity'' contracts (''TSAs''). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under
Section 403(b) of the Code (''2007 Regulations''). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (''Rev. Rul. 90-24''), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

We no longer accept contributions to TSA contracts. Contributions to an Accumulator(R) Series TSA contract had been extremely limited. AXA Equitable had permitted contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an ''approved vendor'' under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must have agreed to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable did not accept employer-remitted contributions. AXA Equitable did not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator(R) Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.


TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under ''Tax withholding and information reporting'' in the ''Tax Information'' section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in the ''Contract features and benefits'' in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default has been reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an ''eligible rollover distribution'' from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the ''Tax Information'' section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES

Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2 . This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix X: Rules regarding contributions to your contract

--------------------------------------------------------------------------------

Any discussion of contributions relates only to additional contributions as we no longer offer this contract to new purchasers. With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all con-tracts, except TSA contracts, issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   0-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT  .   $100 monthly and $300 quarterly under our automatic investment program (additional)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS        .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)
                     .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                  ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   20-80 (ACCUMULATOR(R) PLUS/SM/ )
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT  .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.
                     .   Rollovers from another traditional individual retirement arrangement.
                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                     .   Regular IRA contributions.
                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)
                     .   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.
                     .   Although we accept regular IRA contributions (limited to $5,500) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                    ROTH CONVERSION IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                          .   20-80 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.
                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct transfers from another Roth IRA.
                          .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                              Select/SM/)
                          .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
                          .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified cir- cumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Any additional contributions must be from the same type of IRA of the same deceased owner.
                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                             QP
--------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                 .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R) ELITE/SM/)
                           .   20-70 (ACCUMULATOR(R) PLUS/SM/)
--------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL         .   $500
CONTRIBUTION AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS    .   Only transfer contributions from other investments within an existing qualified plan trust.
                           .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.
                           .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   A separate QP contract must be established for each plan participant.
CONTRIBUTIONS/(1)/         .   We do not accept regular on-going payroll contributions or contributions directly from the employer.
                           .   Only one additional transfer contribution may be made during a contract year.
                           .   No additional transfer contributions after the annuitant's attainment of age 76 (age 71 under
                               Accumulator(R) Plus/SM/ contracts) or if later, the first contract date anniversary.
                           .   Contributions after age 70 1/2 must be net of any required minimum distributions.
See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                   FLEXIBLE PREMIUM IRA (ACCUMULATOR(R) CONTRACTS ONLY)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-70
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular traditional IRA contributions.
                          .   Additional catch-up contributions.
                          .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
                              457(b) plans.
                          .   Rollovers from another traditional individual retirement arrangement.
                          .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No regular IRA contributions in the calendar year you turn age 70 1/2 and thereafter.
CONTRIBUTIONS/(1)/        .   Regular contributions may not exceed $5,500.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.
                          .   No additional contributions may be made after attainment of age 86.
                          .   Additional contributions after age 70 1/2 must be net of required minimum distributions.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 FLEXIBLE PREMIUM ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
                          .   Rollovers from another Roth IRA.
                          .   Rollovers from a ''designated Roth contribution account'' under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary.
                          .   Contributions are subject to income limits and other tax rules.
                          .   Regular Roth IRA contributions may not exceed $5,500.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium Roth
                              IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix XI: Guaranteed benefit lump sum payment option hypothetical illustrations

--------------------------------------------------------------------------------

EXAMPLE 1*. GMIB

Assume the contract owner is a 75 year old male who elected the GMIB at contract issue. Further assume the GMIB benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. If the no lapse guarantee remains in effect, the contract owner would receive one the following:

--------------------------------------------------------------------------------------------
 IF THE TYPE OF ANNUITY IS/1/:                     THEN THE ANNUAL PAYMENT AMOUNT WOULD BE:
--------------------------------------------------------------------------------------------
A single life annuity                              $7,764.13
--------------------------------------------------------------------------------------------
A single life annuity with a maximum               $6,406.96
10-year period certain
--------------------------------------------------------------------------------------------
A joint life annuity                               $5,675.19
--------------------------------------------------------------------------------------------
A joint life annuity with a maximum                $5,561.69
10-year period certain
--------------------------------------------------------------------------------------------

1 These are the only annuity payout options available under the GMIB. Not all annuity payout options are available in all contract series.

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

----------------------------------------------------------------------------------------
 IF THE PERCENTAGE OF                              THEN THE GUARANTEED BENEFIT LUMP SUM
 COMPUTED CONTRACT RESERVE IS:                     PAYMENT AMOUNT WOULD BE:
----------------------------------------------------------------------------------------
50%                                                $35,397.46
----------------------------------------------------------------------------------------
60%                                                $42,476.95
----------------------------------------------------------------------------------------
70%                                                $49,556.45
----------------------------------------------------------------------------------------
80%                                                $56,635.94
----------------------------------------------------------------------------------------
90%                                                $63,715.43
----------------------------------------------------------------------------------------

EXAMPLE 2*. GWBL -- WITH NO GUARANTEED MINIMUM OR ENHANCED DEATH BENEFIT

Assume the contract owner is a 75 year old male who elected the GWBL at contract issue. Also assume the contract has no guaranteed minimum or enhanced death benefit. Further assume the GWBL benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. The contract owner would receive one the following:

-------------------------------------------------------------------------------------------------------
                                                   THEN THE GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA)
 IF THE APPLICABLE PERCENTAGE IS:                  WOULD BE:
-------------------------------------------------------------------------------------------------------
4.0%                                               $4,000.00
-------------------------------------------------------------------------------------------------------
5.0%                                               $5,000.00
-------------------------------------------------------------------------------------------------------
6.0%                                               $6,000.00
-------------------------------------------------------------------------------------------------------

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

--------------------------------------------------------------------------------------------------------
                       AND THE GAWA IS $4,000:     AND THE GAWA IS $5,000:     AND THE GAWA IS $6,000:
IF THE PERCENTAGE OF THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT
 COMPUTED CONTRACT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT
    RESERVE IS:               WOULD BE:                   WOULD BE:                   WOULD BE:
--------------------------------------------------------------------------------------------------------
        50%                  $19,025.75                  $23,782.19                  $28,538.63
--------------------------------------------------------------------------------------------------------
        60%                  $22,830.90                  $28,538.63                  $34,246.36
--------------------------------------------------------------------------------------------------------
        70%                  $26,636.05                  $33,295.07                  $39,954.08
--------------------------------------------------------------------------------------------------------
        80%                  $30,441.20                  $38,051.51                  $45,661.81
--------------------------------------------------------------------------------------------------------
        90%                  $34,246.36                  $42,807.94                  $51,369.53
--------------------------------------------------------------------------------------------------------

                                     XI-1

     APPENDIX XI: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATIONS

EXAMPLE 3*. GWBL -- WITH A GUARANTEED MINIMUM OR ENHANCED DEATH BENEFIT

Assume the same facts in Example 2 above; except that the contract includes a $100,000 guaranteed minimum or enhanced death benefit at the time the account value fell to zero.

--------------------------------------------------------------------------------------------------------
                                                   THEN THE GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA)
 IF THE APPLICABLE PERCENTAGE IS:                  WOULD BE:
--------------------------------------------------------------------------------------------------------
4.0%                                               $4,000.00
--------------------------------------------------------------------------------------------------------
5.0%                                               $5,000.00
--------------------------------------------------------------------------------------------------------
6.0%                                               $6,000.00
--------------------------------------------------------------------------------------------------------

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

--------------------------------------------------------------------------------------------------------
                       AND THE GAWA IS $4,000:     AND THE GAWA IS $5,000:     AND THE GAWA IS $6,000:
IF THE PERCENTAGE OF THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT
 COMPUTED CONTRACT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT
    RESERVE IS:               WOULD BE:                   WOULD BE:                   WOULD BE:
--------------------------------------------------------------------------------------------------------
        50%                  $31,602.39                  $35,561.38                  $39,341.92
--------------------------------------------------------------------------------------------------------
        60%                  $37,922.87                  $42,673.65                  $47,210.30
--------------------------------------------------------------------------------------------------------
        70%                  $44,243.34                  $49,785.93                  $55,078.69
--------------------------------------------------------------------------------------------------------
        80%                  $50,563.82                  $56,898.20                  $62,947.07
--------------------------------------------------------------------------------------------------------
        90%                  $56,884.30                  $64,010.48                  $70,815.46
--------------------------------------------------------------------------------------------------------

* These examples are hypothetical and are the result of a significant number of actuarial calculations using multiple market scenarios and many years of future projections. Examples 2 and 3 do not reflect GAWA payments made on a joint life basis. GAWA Payments made on a joint life basis would be lower. In addition, Examples 2 and 3 do not reflect reductions for any annual payments under a Customized payment plan or Maximum payment plan made since the account value fell to zero. The results are for illustrative purposes and are not intended to represent your particular situation. Your guaranteed annual payments or Guaranteed Benefit Lump Sum Payment amount may be higher or lower than the amounts shown.


                                     XI-2

     APPENDIX XI: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATIONS

Appendix XII: New Guaranteed Withdrawal Benefit for Life

--------------------------------------------------------------------------------

The information in this appendix is only applicable to contract holders who received and accepted an offer (the Conversion option) to convert their Guaranteed minimum income benefit into a guaranteed withdrawal benefit for life (New GWBL).

When you elected the Conversion option, we converted your Guaranteed minimum income benefit (the GMIB) into the New GWBL in return for terminating your GMIB and Guaranteed minimum death benefit (the GMDB) and accepting a modified death benefit (the Modified DB). The New GWBL and Modified DB are described below.

NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

The New GWBL guarantees that you can take withdrawals up to a maximum amount per year (your "GUARANTEED ANNUAL WITHDRAWAL AMOUNT") without reducing your New GWBL benefit base. The New GWBL is currently only available to those owners who were eligible for and elected the Guaranteed Minimum Income Benefit to Guaranteed Withdrawal Benefit for Life Conversion Option. You may take withdrawals by electing one of our automated payment plans or by taking partial withdrawals. All withdrawals reduce your account value and may reduce your Modified DB. The restrictions on your choice of variable investment options due to your previous election of the GMIB will continue to apply after you convert to the New GWBL.

PLEASE NOTE:

..   If you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount, those withdrawals may significantly reduce or eliminate the value of the benefit (see "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below).

..   If you are using your contract to fund a charitable remainder trust, you will have to take certain distribution amounts. Those distributions may adversely impact the benefit.

For traditional IRA contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the New GWBL benefit, provided you comply with the conditions described under "LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS" in "Effect of New GWBL Excess withdrawals" below, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

NEW GWBL BENEFIT BASE

Your initial "New GWBL benefit base" is determined as of the Effective Date and will be equal to your GMIB benefit base as of that date.

If you decide to defer taking withdrawals, your New GWBL benefit base will roll up daily (the "GWBL ROLL-UP") at the same annual Roll-Up rate that applied to your GMIB benefit base prior to the Effective Date, until the earlier of the date of your first withdrawal or the contract date anniversary following the owner (or annuitant, depending on your contract) reaching age 85. Once you take your first withdrawal or beginning on the contract date anniversary following age 85, your New GWBL benefit base will no longer roll up.

Your New GWBL benefit base is not reduced by withdrawals, except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("NEW GWBL EXCESS WITHDRAWAL"). See "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage (the "NEW GWBL WITHDRAWAL PERCENTAGE") of your GMIB benefit base on the contract date anniversary prior to your acceptance of the conversion option.

Any withdrawals taken during the contract year in which you convert to the New GWBL but prior to the date your conversion option election becomes effective will count towards your initial Guaranteed annual withdrawal amount. This means that if the sum of those withdrawals exceeds your initial Guaranteed annual withdrawal amount, any withdrawals you take prior to your next contract date anniversary will be New GWBL Excess withdrawals.

In each subsequent contract year, your Guaranteed annual withdrawal amount is recalculated on your contract date anniversary, and is equal to the New GWBL withdrawal percentage of your New GWBL benefit base on that date.

The New GWBL withdrawal percentage that will apply to your contract will be two percentage points higher than the annual Roll-Up rate we currently apply to your GMIB benefit base. If your GMIB annual Roll-Up rate is 6.0%, your New GWBL withdrawal percentage will be 8.0%.

Beginning with the contract year following the year in which you elect the conversion option, the Guaranteed annual withdrawal amount is guaranteed never to decrease for each year in which your account value does not fall to zero and there are no New GWBL Excess withdrawals. We will also recalculate your Guaranteed annual withdrawal amount as of the date of any New GWBL Excess withdrawal, as described in "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below.

                                     XII-1

           APPENDIX XII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

Your Guaranteed annual withdrawals are not cumulative from year to year. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year. The minimum withdrawal amount is generally $300.

Withdrawals will be taken pro rata from your investment options. See "HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE" in the "Accessing your money" section for more information.

The withdrawal charge, if applicable under your contract, is waived upon conversion to the New GWBL for all withdrawals going forward.

GWBL ROLL-UP

By electing the New GWBL, you are eligible for the GWBL Roll-Up, whereby we will increase your benefit base by a percentage of your benefit base that is equal to the annual GMIB Roll-Up rate that applied to your GMIB. (Investment options that rolled up at 3.0% for purposes of calculating your GMIB benefit base will continue to do so for purposes of calculating your New GWBL benefit base.) The GWBL Roll-Up is calculated and added to your New GWBL benefit base each day until you make a withdrawal from your contract. Once you make a withdrawal, the GWBL Roll-Up will no longer apply. The GWBL Roll-Up will also no longer apply after the contract date anniversary following your 85th birthday, even if you have never taken a withdrawal.

EFFECT OF NEW GWBL EXCESS WITHDRAWALS

A New GWBL Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the portion of that withdrawal that exceeds the Guaranteed annual withdrawal amount and the entire amount of each subsequent withdrawal in that contract year are considered New GWBL Excess withdrawals.

A New GWBL Excess withdrawal can cause a significant reduction in both your New GWBL benefit base and your Guaranteed annual withdrawal amount. If you make a New GWBL Excess withdrawal, we will recalculate your New GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The New GWBL benefit base is reduced pro rata by the portion of withdrawal that exceeds the Guaranteed annual withdrawal amount as of the date of the New GWBL Excess withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce the benefit base by the same percentage (as shown in the example below).

..   On your next contract date anniversary, your Guaranteed annual withdrawal amount is recalculated to equal the New GWBL withdrawal percentage multiplied by the recalculated New GWBL benefit base.

Please note that withdrawals in excess of your Guaranteed annual withdrawal amount may significantly reduce or eliminate the value of the New GWBL. If your account value is less than your New GWBL benefit base (due, for example, to negative market performance), a New GWBL Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your New GWBL benefit base and the Guaranteed annual withdrawal amount.

EXAMPLE: Assume your New GWBL benefit base is $100,000, your New GWBL withdrawal percentage is 8.0% and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $8,000 (8.0% of $100,000). If you take an initial withdrawal of $12,000:

..   $8,000 of this withdrawal represents your Guaranteed annual withdrawal amount.

..   $4,000 of this withdrawal is a New GWBL Excess withdrawal, which is equal to 5.0% of your account value of $80,000 immediately prior to the withdrawal. Your New GWBL benefit base is immediately reduced by $5,000 ($100,000 x 5.0%) to $95,000. In addition, your Guaranteed annual withdrawal amount beginning in the next contract year is reduced to $7,600 (8.0% x $95,000), instead of the original $8,000.

You should note that a New GWBL Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" later in this section.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS. In general, if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause a New GWBL Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount.

If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on each December 1/st/ that will equal your lifetime required minimum distribution less all payments made through November 30/th/ and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as New GWBL Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an New GWBL Excess withdrawal. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your New GWBL benefit base and Guaranteed annual withdrawal amount may be reduced as described above.

                                     XII-2

           APPENDIX XII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If you elect our Automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on each December 1/st/ that will equal your required minimum distribution less all withdrawals made through November 30/th/. If prior to December 1/st/ you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as a New GWBL Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1/st/ your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as a New GWBL Excess withdrawal.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to a New GWBL Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. IF A NEW GWBL EXCESS WITHDRAWAL RESULTS IN A WITHDRAWAL THAT EQUALS MORE THAN 90% OF YOUR CASH VALUE OR REDUCES YOUR CASH VALUE TO LESS THAN $500, WE WILL TREAT YOUR REQUEST AS A SURRENDER OF YOUR CONTRACT EVEN IF YOUR GWBL BENEFIT BASE IS GREATER THAN ZERO, AND YOU WILL RECEIVE NO FURTHER PAYMENTS OR BENEFITS.

If your account value falls to zero, either due to a withdrawal or surrender that is not a New GWBL Excess withdrawal, your contract will terminate and you will be issued and receive annual payments under a supplementary life annuity contract, beginning on your next contract date anniversary. The amount of these payments will be based on your (or the younger spouse's, if applicable) age on the date the account value fell to zero, your New GWBL benefit base and the applicable annuity purchase factor. The annuity purchase factors are specified in your New GWBL contract endorsement, and are lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount.

Your supplementary life annuity contract will be automatically established as a Single life benefit contract. You can convert to a Joint life benefit contract by contacting us and adding a joint owner to the supplementary life annuity contract in writing any time before the later of the first payment is made or 30 days after the account value reached zero.

When the supplementary life annuity contract is issued, the owner of record under this contract will be the owner under the supplementary life annuity contract. The owner will also become the annuitant under the supplementary life annuity contract. Any joint owner under this contract will become the joint annuitant under the supplementary life annuity contract. If this contract is owned by a non-natural owner, the annuitant and joint annuitant, if applicable, generally remain the same under the supplementary life annuity contract.

If you were taking withdrawals through a "Maximum payment plan" or "Customized payment plan", your payment frequency will remain unchanged using the new payment amount. Any remaining balance of your new annual payment amount for the current contract year will be paid in a lump sum, and then your new payments will continue at the same frequency on your next contract date anniversary. If you were taking unscheduled partial withdrawals, we will pay any remaining balance of your new annual payment amount for the current contract year in a lump sum, and then continue your new payments on your next contract date anniversary.

At our discretion, we may make the Lump Sum Payment Option available to you if your account value falls to zero for any reason other than a New GWBL Excess withdrawal. If we make this option available to you, we will notify you and the lump sum will be paid only if you elect that option. See "GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION" in the "Contract features and benefits" section for more information.

ANNUITIZATION AND MATURITY DATE

If you decide to annuitize your contract prior to your account value going to zero, we will apply the higher of (i) the current annuity purchase factors or
(ii) the guaranteed annuity purchase factors specified in your contract to your account value to determine your periodic payments.

Your contract has a maturity date, which is the contract date anniversary following your 95th birthday (or 90th birthday if you purchased your contract in New York). If your account value is greater than zero on the maturity date, your contract will terminate and a supplementary life annuity contract will be issued and your annual lifetime payments will begin on your next contract date anniversary and will continue until your death or your surviving spouse's death, if applicable. The amount of these payments will be based your New GWBL benefit base on the maturity date and the applicable annuity purchase factor specified in your New GWBL contract endorsement (which is lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount) or the current annuity purchase factor, whichever is higher.

NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE CHARGE

We deduct a charge for New GWBL benefit annually as a percentage of your New GWBL benefit base on each contract date anniversary. The charge is established on the Effective Date and is equal to the GMIB charge on the Effective Date applied to your New GWBL benefit base. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2 unless you qualify for an exception. See in the "TAX INFORMATION" section for more information.

                                     XII-3

           APPENDIX XII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

..   All withdrawals reduce your account value and may reduce your Modified DB.
    See "MODIFIED DEATH BENEFIT" below for more information.

..   The New GWBL benefit terminates if the contract is continued under the beneficiary continuation option. See "BENEFIT CONTINUATION OPTION" in the "Payment of death benefit" section.

..   If you elect the New GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" above, even if pursuant to a divorce decree.

MODIFIED DEATH BENEFIT

If you convert your GMIB, your GMDB will no longer be in effect and will be replaced by the "Modified DB". The value of your GMDB benefit base on the Effective Date will become your Modified DB benefit base. The Modified DB benefit base will not increase, even if you defer taking withdrawals under the New GWBL, and will be reduced as follows:

..   If you had a "Greater of" GMDB, until age 85 your Modified DB benefit base
    (i) will not be reduced by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) will be reduced on a pro rata basis by the amount of any New GWBL Excess withdrawal. Beginning in the contract year in which you turn 85, your Modified DB benefit base will be reduced (i) on a dollar-for-dollar basis by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) on a pro rata basis by the amount of any New GWBL Excess withdrawal.

   "Reduction on a pro rata basis" means that we calculate the percentage of your account value that is being withdrawn in excess of your Guaranteed annual withdrawal amount, and we reduce your Modified DB benefit base by that percentage. For example, assume your account value is $60,000, your Modified DB benefit base is $100,000 and your Guaranteed annual withdrawal amount is $8,000. If you withdraw $11,000, the $3,000 excess portion of that withdrawal represents 5.0% of your account value and will reduce your Modified DB benefit base benefit by 5.0%, or $5,000, to $95,000.

..   If you had the Standard or Annual Ratchet to age 85 death benefit, your death benefit will be reduced on a pro rata basis by any withdrawals you make.

The death benefit is equal to: (i) your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment, or (ii) the Modified DB benefit base amount on the date of the owner's death (adjusted for any subsequent withdrawals), whichever provides a higher amount.

MODIFIED DB CHARGE

The percentage charge you will pay for the Modified DB is as follows:

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.80%, you will pay a reduced annual charge of 0.55% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.65%, you will pay a reduced annual charge of 0.40% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.60%, you will pay a reduced annual charge of 0.35% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the Annual Ratchet to age 85 death benefit, you will continue to pay the same annual charge of 0.25% for the Modified DB.

..   If you previously had the Standard death benefit (for which there is no charge), there is no annual charge for the Modified DB.

NEW GWBL AND MODIFIED DEATH BENEFIT TERMINATION

The New GWBL and Modified DB will automatically terminate if: (i) a New GWBL Excess withdrawal reduces your account value to zero, (ii) the contract is continued under the beneficiary continuation option, if applicable, (iii) all amounts under the contract are applied to an annuity benefit, (iv) except as provided below, you change the owner of the contract, (v) you make an assignment of the contract, (vi) termination is required by an endorsement to your contract, or (vii) the contract terminates for any other reason. The New GWBL and Modified DB will not terminate if either of the following occurs:

..   If the contract is owned by a non-natural owner and the owner is changed to an individual, the New GWBL and Modified DB will not terminate and the contract's benefits will continue to be determined by the annuitant, or joint annuitant, as applicable, at the time of ownership change.

..   If the contract is owned by an individual, and the owner is changed to a trust and the beneficial owner(s) remains the former owner or his or her family members, the New GWBL and Modified DB will not terminate and the contract's benefits continue to be determined by the original owner.

                                     XII-4

           APPENDIX XII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

Statement of additional information

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TABLE OF CONTENTS

                                                                   PAGE

Who is AXA Equitable?                                               2

Unit Values                                                         2

Custodian and Independent Registered Public Accounting Firm         2

Distribution of the Contracts                                       2

Financial Statements                                                2

Condensed Financial Information                              Appendix I

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


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Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2018.
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Name
----------------------------------------------------------------------------------
Address
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City                                                                   State  Zip



                                                           Accumulator '02/'04,
                                                          '06/'06.5, '07/'07.5,
                                                           8.0/8.2/8.3, 9.0 All
                                                                        #478713

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2018


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

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WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options":
(i) variable investment options, (ii) the guaranteed interest option,
(iii) fixed maturity options, or (iv) the account for special dollar cost averaging or the account for special money market dollar cost averaging.//

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contracts may not have been available in all states. The contract should also be read carefully.

WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS EXCEPT TSA CONTRACTS ISSUED IN THE STATE OF FLORIDA. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.

Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
.. AXA Aggressive Allocation
.. AXA Conservative Allocation
.. AXA Conservative-Plus Allocation
.. AXA Moderate Allocation
.. AXA Moderate-Plus Allocation

.. 1290 VT GAMCO Mergers & Acquisitions
.. 1290 VT GAMCO Small Company Value

.. 1290 VT Socially Responsible
.. AXA 400 Managed Volatility
.. AXA 2000 Managed Volatility
.. AXA/AB Short Duration Government Bond
.. AXA/AB Small Cap Growth
.. AXA/Franklin Balanced Managed Volatility
.. AXA/Franklin Small Cap Value Managed Volatility
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+ The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.
VARIABLE INVESTMENT OPTIONS
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.. AXA/Franklin Templeton Allocation Managed Volatility
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Value Managed Volatility
.. AXA/Janus Enterprise
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
.. AXA/Mutual Large Cap Equity Managed Volatility
.. AXA/Templeton Global Equity Managed Volatility
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Equity 500 Index
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index
.. EQ/Mid Cap Index
.. EQ/Money Market
.. EQ/Quality Bond Plus
.. EQ/Small Company Index
.. Multimanager Technology
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You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and, if applicable under your Accumulator(R) Series contract, the account for special dollar cost averaging, which are discussed later in this Prospectus. If you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, certain permitted variable investment options and, if applicable under your Accumulator(R) Series contract, the account for special dollar cost averaging. The permitted variable investment options are described later in this Prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                  '06/'06.5 All

                                                                        #502588

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer contributions only).

..   An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required). We no longer accept contributions to TSA contracts.

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.

CONTRACT VARIATIONS

These versions of the Accumulator(R) Series contracts are no longer being sold. This prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2018, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

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             Index of key words and phrases                      5
             Who is AXA Equitable?                               7
             How to reach us                                     8
             The Accumulator(R) Series at a glance -- key
               features                                         10

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             FEE TABLE                                          13
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             Examples                                           15
             Condensed financial information                    16

             ------------------------------------------------------
             1. CONTRACT FEATURES AND BENEFITS                  17
             ------------------------------------------------------
             How you can contribute to your contract            17
             Owner and annuitant requirements                   17
             How you can make your contributions                18
             What are your investment options under the
               contract?                                        18
             Portfolios of the Trusts                           20
             Allocating your contributions                      27
             Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS
               ONLY)                                            29
             Guaranteed minimum death benefit and Guaranteed
               minimum income benefit base                      30
             Annuity purchase factors                           33
             Guaranteed minimum income benefit option           33
             Guaranteed minimum death benefit                   36
             Guaranteed withdrawal benefit for life ("GWBL")    38
             Principal guarantee benefits                       41
             Guaranteed benefit offers                          42
             Guaranteed benefit lump sum payment option         42
             Inherited IRA beneficiary continuation contract    44
             Your right to cancel within a certain number of
               days                                             45

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             2. DETERMINING YOUR CONTRACT'S VALUE               46
             ------------------------------------------------------
             Your account value and cash value                  46
             Your contract's value in the variable investment
               options                                          46
             Your contract's value in the guaranteed interest
               option                                           46
             Your contract's value in the fixed maturity
               options                                          46
             Your contract's value in the account for special
               dollar cost averaging                            46
             Effect of your account value falling to zero       46
             Termination of your contract                       47


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"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

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             3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          48
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             Transferring your account value                    48
             Our administrative procedures for calculating
               your Roll-Up benefit base following a transfer   48
             Disruptive transfer activity                       49
             Rebalancing your account value                     50

             ------------------------------------------------------
             4. ACCESSING YOUR MONEY                            51
             ------------------------------------------------------
             Withdrawing your account value                     51
             How withdrawals are taken from your account value 54 How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death
               benefit and Principal guarantee benefits         55
             How withdrawals affect your GWBL and GWBL
               Guaranteed minimum death benefit                 56
             Withdrawals treated as surrenders                  56
             Loans under Rollover TSA contracts                 56
             Surrendering your contract to receive its cash
               value                                            57
             When to expect payments                            57
             Signature Guarantee                                57
             Your annuity payout options                        58

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            60
             ------------------------------------------------------
             Charges that AXA Equitable deducts                 60
             Charges that the Trusts deduct                     64
             Group or sponsored arrangements                    64
             Other distribution arrangements                    64

             ------------------------------------------------------
             6. PAYMENT OF DEATH BENEFIT                        65
             ------------------------------------------------------
             Your beneficiary and payment of benefit            65
             Beneficiary continuation option                    67

             ------------------------------------------------------
             7. TAX INFORMATION                                 70
             ------------------------------------------------------
             Overview                                           70
             Contracts that fund a retirement arrangement       70
             Transfers among investment options                 70
             Taxation of nonqualified annuities                 70
             Individual retirement arrangements (IRAs)          72
             Traditional individual retirement annuities
               (traditional IRAs)                               73
             Roth individual retirement annuities (Roth IRAs)   78
             Tax withholding and information reporting          80
             Special rules for contracts funding qualified
               plans                                            81
             Impact of taxes to AXA Equitable                   81

             ------------------------------------------------------
             8. MORE INFORMATION                                82
             ------------------------------------------------------
             About Separate Account No. 49                      82
             About the Trusts                                   82
             About our fixed maturity options                   82
             About the general account                          83

             About other methods of payment                     84
             Dates and prices at which contract events occur    84
             About your voting rights                           85
             Cybersecurity                                      86
             Fiduciary Rule                                     86
             Statutory compliance                               86
             About legal proceedings                            86
             Financial statements                               86
             Transfers of ownership, collateral assignments,
               loans and borrowing                              86
             About Custodial IRAs                               87
             How divorce may affect your guaranteed benefits    87
             How divorce may affect your Joint Life GWBL        87
             Distribution of the contracts                      87

             ------------------------------------------------------
             9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE 90
             ------------------------------------------------------

          ------------------------------------------------------------
          APPENDICES
          ------------------------------------------------------------
             I  --  Condensed financial information               I-1
            II  --  Purchase considerations for QP contracts     II-1
           III  --  Market value adjustment example             III-1
            IV  --  Enhanced death benefit example               IV-1
             V  --  Hypothetical illustrations                    V-1
            VI  --  Earnings enhancement benefit example         VI-1
           VII  --  State contract availability and/or
                      variations of certain features and
                      benefits                                  VII-1
          VIII  --  Contract variations                        VIII-1
            IX  --  Tax-sheltered annuity contracts (TSAs)       IX-1
             X  --  Rules regarding contributions to your
                      contract                                    X-1
            XI  --  Guaranteed benefit lump sum payout option
                      hypothetical illustrations                 XI-1
           XII  --  New Guaranteed withdrawal Benefit for Life  XII-1

          ------------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION
            Table of contents
          ------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                 PAGE

        6% Roll-Up to age 85                                        31
        12 month dollar cost averaging                              28
        account for special dollar cost averaging                   27
        account value                                               46
        administrative charge                                       60
        annual administrative charge                                61
        Annual Ratchet                                              39
        Annual Ratchet to age 85 enhanced death benefit             31
        annuitant                                                   17
        annuitization                                               58
        annuity maturity date                                       59
        annuity payout options                                      58
        annuity purchase factors                                    33
        automatic annual reset program                              32
        automatic customized reset program                          32
        automatic investment program                                84
        beneficiary                                                 65
        Beneficiary continuation option ("BCO")                     65
        business day                                                84
        cash value                                                  46
        charges for state premium and other applicable taxes        64
        contract date                                               18
        contract date anniversary                                   18
        contract year                                               18
        contributions to Roth IRAs                                  78
           regular contributions                                73, 78
           rollovers and direct transfers                        75,78
           conversion contributions                                 79
        contributions to traditional IRAs                           73
           regular contributions                                73, 78
           rollovers and transfers                                  74
        credit                                                      29
        disability, terminal illness or confinement to nursing
          home                                                      62
        disruptive transfer activity                                49
        distribution charge                                         60
        Earnings enhancement benefit                                37
        Earnings enhancement benefit charge                         63
        ERISA                                                       64
        fixed-dollar option                                         29
        fixed maturity options                                      26
        Flexible Premium IRA                                         2
        Flexible Premium Roth IRA                                    2
        free look                                                   45
        free withdrawal amount                                      62
        general account                                             83
        general dollar cost averaging                               28
        guaranteed interest option                                  26
        Guaranteed minimum death benefit                            36
        Guaranteed minimum death benefit and Guaranteed
          minimum income benefit base                               30
        Guaranteed minimum death benefit/Guaranteed
          minimum income benefit roll-up benefit base
          reset option                                              32

                                                               PAGE

           Guaranteed minimum income benefit                      33
           Guaranteed minimum income benefit charge               63
           Guaranteed minimum income benefit "no lapse
             guarantee"                                           34
           Guaranteed withdrawal benefit for life ("GWBL")        38
           Guaranteed withdrawal benefit for life charge          64
           GWBL benefit base                                      38
           Inherited IRA                                           2
           investment options                                      1
           Investment simplifier                                  29
           IRA                                                     2
           IRS                                                    70
           lifetime required minimum distribution withdrawals     53
           loan reserve account                                   57
           loans under Rollover TSA                               56
           market adjusted amount                                 26
           market timing                                          49
           market value adjustment                                27
           maturity dates                                         26
           maturity value                                         26
           Mortality and expense risks charge                     60
           NQ                                                      2
           one-time reset option                                  32
           Online Account Access                                   8
           partial withdrawals                                    52
           permitted variable investment options                  18
           Portfolio                                               1
           Principal guarantee benefits                           41
           processing office                                    2, 8
           QP                                                      2
           rate to maturity                                       26
           rebalancing                                            50
           Rollover IRA                                            2
           Rollover TSA                                            2
           Roth Conversion IRA                                     2
           Roth IRA                                                2
           SAI                                                     2
           SEC                                                     2
           self-directed allocation                               27
           Separate Account No. 49                                82
           special dollar cost averaging                          28
           Spousal continuation                                   66
           standard death benefit                                 31
           substantially equal withdrawals                        53
           systematic withdrawals                                 52
           TSA                                                     2
           traditional IRA                                         2
           Trusts                                              1, 82
           unit                                                   46
           variable investment options                         1, 19
           wire transmittals and electronic applications          84
           withdrawal charge                                      61

                        INDEX OF KEY WORDS AND PHRASES

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

variable investment options            Investment Funds

account value                          Annuity Account Value

rate to maturity                       Guaranteed Rates

unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit

Guaranteed withdrawal benefit for life Guaranteed withdrawal benefit

GWBL benefit base                      Guaranteed withdrawal benefit for
                                       life benefit base

Guaranteed annual withdrawal amount    Guaranteed withdrawal benefit for
                                       life Annual withdrawal amount

Excess withdrawal                      Guaranteed withdrawal benefit for
                                       life Excess withdrawal
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $669.9 billion in assets as of December 31, 2017. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your account value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your account value as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.

 ONLINE ACCOUNT ACCESS SYSTEM:

Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options.

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program;

..   change your address;

..   change your password; and

..   access Frequently Asked Questions and Service Forms.

Online Account Access are normally available seven days a week, 24 hours a day. You may access Online Account Access by visiting our website at www.axa.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             WHO IS AXA EQUITABLE?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base (for contracts that have both the Guaranteed minimum income benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit) by electing one of the following: onetime reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)purchase by, or change of ownership to, a non-natural owner;

(18)requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL");

(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20)transfers into and among the investment options; and

(21)withdrawal requests.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(5)substantially equal withdrawals;

(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "Rules regarding contributions to your contract" in "Appendix X" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                                      ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                      ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
-------------------------------------------------------------------------------------
Special dollar cost        Yes             No              Yes             No
averaging
-------------------------------------------------------------------------------------
12 month dollar cost       No              No              No              Yes
averaging
-------------------------------------------------------------------------------------
Credits                    No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract. For more information, please see "How you can
                                contribute to your contract" in "Contract features and
                                benefits" later in this Prospectus.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA) or
                            Tax Sheltered Annuity (TSA), or to fund an employer
                            retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or
                            contributing to one of the contracts, you should consider
                            whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the
                            relative features, benefits and costs of these annuities
                            compared with any other investment that you may use in
                            connection with your retirement plan or arrangement.
                            Depending on your personal situation, the contract's
                            guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT              protection for you during your life once you elect to
                            annuitize the contract.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-----------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL  The Guaranteed withdrawal benefit for life option ("GWBL")
BENEFIT FOR LIFE       guarantees that you can take withdrawals up to a maximum
                       amount each contract year (your "Guaranteed annual
                       withdrawal amount") beginning at age 45 or later.
                       Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to
                       zero (unless it is caused by a withdrawal that exceeds your
                       Guaranteed annual withdrawal amount).
-----------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS   Currently, with limited exceptions, we are not accepting
                       additional contributions to Accumulator(R) series
                       contracts. We currently continue to accept contributions
                       to: (i) QP contracts; and (ii) all contracts, except TSA,
                       issued in the state of Florida. Information regarding
                       contributions in this section is for the benefit of
                       contract owners currently eligible to continue making
                       contributions to the contracts.
                       The chart below shows the minimum initial and additional
                       contribution amounts under the contracts. Initial
                       contribution amounts are provided for informational
                       purposes only. Please see "How you can contribute to your
                       contract" under "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix X"
                       for more information.

                                              ACCUMULATOR(R)      ACCUMULATOR(R)      ACCUMULATOR(R)
                           ACCUMULATOR(R)     PLUS/SM/            ELITE/SM/           SELECT/SM/
---------------------------------------------------------------------------------------------------------
NQ                         $5,000($500)/(1)/  $10,000($500)/(1)/  $10,000($500)/(1)/  $25,000($500)/(1)/
---------------------------------------------------------------------------------------------------------
Rollover IRA               $5,000($50)        $10,000($50)        $10,000($50)        $25,000($50)
---------------------------------------------------------------------------------------------------------
Flexible Premium IRA       $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Roth Conversion IRA        $5,000($50)        $10,000($50)        $10,000($50)        $25,000($50)
---------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA  $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary  $5,000($1,000)     n/a                 $10,000($1,000)     $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) ("Inherited IRA")
---------------------------------------------------------------------------------------------------------
QP                         $5,000($500)       $10,000($500)       $10,000($500)       n/a
---------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/          $5,000($500)       $10,000($500)       $10,000($500)       $25,000($500)
---------------------------------------------------------------------------------------------------------
/(1)/$100 monthly and $300 quarterly under our automatic investment program.
/(2)/$50 monthly or quarterly under our automatic investment program.
/(3)/We no longer accept contributions to TSA contracts.

                                 .   Maximum contribution limitations apply to all
                                     contracts. For more information, please see "How you
                                     can contribute to your contract" in "Contract features
                                     and benefits" later in this Prospectus.
                                 ------------------------------------------------------------
                                 In general, contributions are limited to $1.5 million
                                 ($500,000 maximum for owners or annuitants who are age 81
                                 and older at contract issue) under all Accumulator(R)
                                 Series contracts with the same owner or annuitant. We
                                 generally limit aggregate contributions made after the
                                 first contract year to 150% of first-year contributions.
                                 Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                                 including our rights to (i) change minimum and maximum
                                 contribution requirements and limitations, and (ii)
                                 discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit your transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For
                                 more information, please see "How you can contribute to
                                 your contract" in "Contract features and benefits" later in this Prospectus.
---------------------------------------------------------------------------------------------
CREDIT (ACCUMULATOR(R) PLUS/SM/  We allocate your contributions to your account value. We
CONTRACTS ONLY)                  allocate a credit to your account value at the same time
                                 that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                                 The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                                 recovery by us in certain limited circumstances.
---------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY             .   Partial withdrawals
                                 .   Several withdrawal options on a periodic basis
                                 .   Loans under Rollover TSA contracts (employer or plan
                                     approval required)
                                 .   Contract surrender
                                 .   Maximum payment plan (only under contracts with GWBL)
                                 .   Customized payment plan (only under contracts with GWBL)
                                 You may incur a withdrawal charge (not applicable to
                                 Accumulator(R) Select/SM/ contracts) for certain
                                 withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals
                                 will diminish the value of optional benefits.
---------------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly, semiannually, and
                               annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nursing home (not applicable to Accumulator(R)
                               Select/SM/ contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Guaranteed minimum death benefit/Guaranteed minimum
                               income benefit roll-up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix X" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

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The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VIII later in this Prospectus for more information.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals, apply your cash value to certain payout options or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you                          ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
surrender your contract or make certain            ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
withdrawals or apply your cash value to certain    -------------- -------------- -------------- --------------
payout options)./(1)/                              7.00%          8.00%          8.00%          N/A

SPECIAL SERVICES CHARGES
..   Wire transfer charge       Current and Maximum Charge:  $90
..   Express mail charge        Current and Maximum Charge:  $35
..   Duplicate contract charge  Current and Maximum Charge:  $35/(2)/
---------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-----------------------------------------------------------------------------------------------------
Maximum annual
administrative
charge/(3)/
   If your account
   value on a
   contract date
   anniversary is
   less than
   $50,000/(4)/         $30
   If your account
   value on a
   contract date
   anniversary is
   $50,000 or more      $0
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CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF
DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                       ACCUMULATOR(R)      ACCUMULATOR(R)       ACCUMULATOR(R)
ANNUAL EXPENSES:        ACCUMULATOR(R) PLUS/SM/            ELITE/SM/            SELECT/SM/
                        -----------    -----------         -----------          -----------
Mortality and
expense risks/(5)/      0.80%          0.95%               1.10%                1.10%
Administrative          0.30%          0.35%               0.30%                0.25%
Distribution            0.20%          0.25%               0.25%                0.35%
                        -----          -----               -----                -----
Total Separate
account annual
expenses                1.30%          1.55%               1.65%                1.70%
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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL
BENEFITS
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GUARANTEED MINIMUM
DEATH BENEFIT
CHARGE (Calculated
as a percentage of
the applicable
benefit base.
Deducted
annually/(3) /on
each contract date
anniversary for
which the benefit
is in effect.)

   Standard death
   benefit and GWBL
   Standard death
   benefit              No charge

   Annual Ratchet
   to age 85            0.25%

   Greater of 6%
   Roll-Up to age
   85 or Annual
   Ratchet to age 85    0.60% or 0.65%*

   GWBL Enhanced
   death benefit        0.30%

*  Please see Appendix VIII later in this Prospectus for more information on the charge applicable under your Accumulator(R) Series contract.
-----------------------------------------------------------------------------------------------------

                                   FEE TABLE

   Modified death benefit/(8)/ ("Modified DB")       No charge (if you previously had the Standard death benefit)
                                                     0.25% of the Annual Ratchet to age 85 benefit base (if you previously had the Annual Ratchet to age 85 death benefit)
                                                     0.40%/(9)/ or 0.35%/(10)/ of the Greater of 6% Roll-Up to age 85 benefit base or Annual Ratchet to age 85 benefit base, as applicable (if you previously had the Greater of 6% Roll-Up to age 85 death benefit)
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE (Calculated
as a percentage of the account value. Deducted
annually/(3) /on each contract date anniversary
for which the benefit is in effect.)

   100% Principal guarantee benefit                  0.50%

   125% Principal guarantee benefit                  0.75%
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GUARANTEED MINIMUM INCOME BENEFIT CHARGE             0.65%
(Calculated as a percentage of the applicable
benefit base. Deducted annually/(3) /on each
contract date anniversary for which the benefit
is in effect.)
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE (Calculated      0.35%
as a percentage of the account value. Deducted
annually/(3) /on each contract date anniversary
for which the benefit is in effect.)
-----------------------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT       0.60% for the Single Life option
CHARGE (Calculated as a percentage of the GWBL       0.75% for the Joint Life option
benefit base. Deducted annually/(3)/ on each
contract date anniversary.)
-----------------------------------------------------------------------------------------------------------------------------------
If your GWBL benefit base ratchets, we will          0.75% for the Single Life option
increase your charge to:                             0.90% for the Joint Life option

Please see "Guaranteed withdrawal benefit for life" ("GWBL") in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

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NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (NEW             The New GWBL percentage charge is the same percentage charge you
GWBL)/(11)/ CHARGE (Calculated as a percentage of the       previously paid for the GMIB.
applicable benefit base. Deducted annually/(12) /on each
contract date anniversary for which the benefit is in
effect.)
-----------------------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE -- ROLLOVER TSA CONTRACTS ONLY     2.00%/(6)/
(Calculated and deducted daily as a percentage of the
outstanding loan amount.)
-----------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


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PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets  Lowest Highest
including management fees, 12b-1 fees, service fees, and/or other expenses)/(7)/             0.59%  1.41%
-----------------------------------------------------------------------------------------------------------

                                   FEE TABLE

Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
     1........     7.00%          8.00%          8.00%
     2........     7.00%          8.00%          7.00%
     3........     6.00%          7.00%          6.00%
     4........     6.00%          7.00%          5.00%
     5........     5.00%          6.00%          0.00%
     6........     3.00%          5.00%          0.00%
     7........     1.00%          4.00%          0.00%
     8........     0.00%          3.00%          0.00%
     9+.......     0.00%          0.00%          0.00%

(2)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(3)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(4)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(5)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

(6)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(7)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

(8)Only applicable to contract holders who elected to convert their Guaranteed minimum income benefit into the New Guaranteed Benefit for Life. See Appendix XII for more information.

(9)Applicable if you were previously paying 0.65% for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 death benefit.

(10)Applicable if you were previously paying 0.60% for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 death benefit.

(11)Only applicable to contract holders who elected to convert their Guaranteed minimum income benefit into the New GWBL. See Appendix XII for more information.

(12)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with either the Guaranteed minimum income benefit (with the annual reset feature) or the 125% Principal guarantee benefit) would pay in the situations illustrated. All values in the expense examples were calculated with the Guaranteed minimum income benefit except for the AXA Moderate Allocation portfolio. The AXA Moderate Allocation portfolio is calculated with either the Guaranteed minimum income benefit or the 125% Principal guarantee benefit depending on which benefit yielded the higher expenses. These examples use an average annual administrative charge based on the charges paid in the prior calendar year which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.008%; Accumulator(R) Plus/SM/ 0.011%; Accumulator(R) Elite/SM/ 0.013%; and Accumulator(R) Select/SM/ 0.004%.


The fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the 12 month dollar cost averaging program (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract) and the charge for any optional benefits do apply to the fixed maturity options, guaranteed interest option, the account for special dollar cost averaging and the 12 month dollar cost averaging program. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes that a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the examples also assume maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual

                                   FEE TABLE
expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,160   $2,009    $2,898    $5,062    $460    $1,409    $2,398    $5,062
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,074   $1,756    $2,485    $4,293    $374    $1,156    $1,985    $4,293
---------------------------------------------------------------------------------------------------------------


                                     ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,297   $2,117    $2,572    $5,374    $497    $1,517    $2,572    $5,374
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,211   $1,866    $2,166    $4,634    $411    $1,266    $2,166    $4,634
---------------------------------------------------------------------------------------------------------------


                                     ACCUMULATOR(R) PLUS/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,300   $2,228    $3,194    $5,435    $500    $1,528    $2,594    $5,435
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,211   $1,967    $2,770    $4,655    $411    $1,267    $2,170    $4,655
---------------------------------------------------------------------------------------------------------------


                                    ACCUMULATOR(R) SELECT/SM/
------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $1,879  $2,942   $5,760   $502    $1,529    $2,592    $5,410
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $1,628  $2,536   $5,023   $415    $1,278    $2,186    $4,673
------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2017.

                                   FEE TABLE

1. Contract features and benefits

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HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The table in Appendix X summarizes our current rules regarding contributions to your contract, which rules are subject to change. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit your transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE HAVE EXERCISED OUR RIGHT TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS AS DESCRIBED ABOVE.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VII later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

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THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING, CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability corporations to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. If the contract is jointly owned and GWBL has not been elected, benefits are based on the age of the older joint owner. In this Prospectus, when we use the term "owner", we intend this to be a reference to the annuitant if the contract has a non-natural owner. If GWBL is elected, the terms "owner" and "successor

                        CONTRACT FEATURES AND BENEFITS
owner" are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. We do not permit joint annuitants unless you elect the Guaranteed withdrawal benefit for life on a Joint Life basis, and the contract is owned by a non-natural owner. Under QP contracts, all benefits are based on the age of the annuitant.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit ("GMIB") or the Guaranteed withdrawal benefit for life ("GWBL"), or an enhanced death benefit, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, GWBL and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

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OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging. If you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging and the following variable investment options: the AXA Aggressive Allocation Portfolio, the AXA Conservative Allocation Portfolio, the AXA Conservative-Plus Allocation Portfolio, the AXA Moderate Allocation Portfolio, the AXA Moderate-Plus Allocation Portfolio, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio ("permitted variable investment options").

                        CONTRACT FEATURES AND BENEFITS

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging, the AXA Moderate Allocation Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio.

Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable and/or its affiliates may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). THIS MAY EFFECTIVELY SUPPRESS THE VALUE OF GUARANTEED BENEFIT(S) THAT ARE ELIGIBLE FOR PERIODIC BENEFIT BASE RESETS BECAUSE YOUR BENEFIT BASE IS AVAILABLE FOR RESETS ONLY WHEN YOUR ACCOUNT VALUE IS HIGHER. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.


Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


ASSET TRANSFER PROGRAM. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined

                        CONTRACT FEATURES AND BENEFITS
mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


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 AXA PREMIER VIP
 TRUST -                                                                  INVESTMENT ADVISER (OR
 CLASS B SHARES                                                           SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                            AS APPLICABLE)                 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.     .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                                  Management Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.     .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                                  Management Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA                  Seeks current income and growth of capital, with a   .   AXA Equitable Funds        (check mark)
  CONSERVATIVE-PLUS  greater emphasis on current income.                      Management Group, LLC
  ALLOCATION
----------------------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and  .   AXA Equitable Funds        (check mark)
  ALLOCATION         current income.                                          Management Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and  .   AXA Equitable Funds        (check mark)
  ALLOCATION         current income, with a greater emphasis on capital       Management Group, LLC
                     appreciation.


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 EQ ADVISORS TRUST                                                              INVESTMENT ADVISER
 CLASS IB SHARES                                                                (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                  AS APPLICABLE)                 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO        Seeks to achieve capital appreciation.                     .   GAMCO Asset Management,
  MERGERS &                                                                         Inc.
  ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL  Seeks to maximize capital appreciation.                    .   GAMCO Asset Management,
  COMPANY VALUE                                                                     Inc.
----------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY     Seeks to track the investment results of the MSCI KLD      .   BlackRock Investment
  RESPONSIBLE        400 Social Index.                                              Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED      Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
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                        CONTRACT FEATURES AND BENEFITS

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 EQ ADVISORS TRUST                                                               INVESTMENT ADVISER
 CLASS IB SHARES                                                                 (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT         Seeks to achieve a balance of current income and capital    .   AllianceBernstein L.P.
  DURATION           appreciation, consistent with a prudent level of risk.
  GOVERNMENT BOND
-----------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP     Seeks to achieve long-term growth of capital.               .   AllianceBernstein L.P.
  GROWTH                                                                         .   AXA Equitable Funds
                                                                                     Management Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN         Seeks to maximize income while maintaining prospects for    .   AXA Equitable Funds        (check mark)
  BALANCED MANAGED   capital appreciation with an emphasis on risk-adjusted          Management Group, LLC
  VOLATILITY         returns and managing volatility in the Portfolio.           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL   Seeks to achieve long-term total return with an emphasis    .   AXA Equitable Funds        (check mark)
  CAP VALUE MANAGED  on risk-adjusted returns and managing volatility in the         Management Group, LLC
  VOLATILITY         Portfolio.                                                  .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisory
                                                                                     Services, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN         Primarily seeks capital appreciation and secondarily seeks  .   AXA Equitable Funds        (check mark)
  TEMPLETON          income.                                                         Management Group, LLC
  ALLOCATION
  MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Morgan Stanley Investment
                                                                                     Management Inc.
                                                                                 .   OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds        (check mark)
  CORE MANAGED       emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
  VOLATILITY         in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   EARNEST Partners, LLC
                                                                                 .   Federated Global
                                                                                     Investment Management
                                                                                     Corp.
                                                                                 .   Massachusetts Financial
                                                                                     Services Company d/b/a
                                                                                     MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to provide current income and long-term growth of     .   AXA Equitable Funds        (check mark)
  VALUE MANAGED      income, accompanied by growth of capital with an                Management Group, LLC
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility   .   BlackRock Investment
                     in the Portfolio.                                               Management, LLC
                                                                                 .   Northern Cross, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE Seeks to achieve capital growth.                            .   Janus Capital Management
                                                                                     LLC
-----------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

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 EQ ADVISORS TRUST                                                               INVESTMENT ADVISER
 CLASS IB SHARES                                                                 (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE   Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Capital Guardian Trust
                                                                                     Company
                                                                                 .   Thornburg Investment
                                                                                     Management, Inc.
                                                                                 .   Vaughan Nelson Investment
                                                                                     Management
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP        Seeks to provide long-term capital growth with an           .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED     emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
  VOLATILITY         in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   HS Management Partners,
                                                                                     LLC
                                                                                 .   Loomis, Sayles & Company,
                                                                                     L.P.
                                                                                 .   Polen Capital Management,
                                                                                     LLC
                                                                                 .   T. Rowe Price Associates,
                                                                                     Inc.
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE  Seeks to achieve long-term growth of capital with an        .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility   .   AXA Equitable Funds
                     in the Portfolio.                                               Management Group, LLC
                                                                                 .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Massachusetts Financial
                                                                                     Services Company d/b/a
                                                                                     MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE    Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Diamond Hill Capital
                                                                                     Management, Inc.
                                                                                 .   Wellington Management
                                                                                     Company, LLP
-----------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE     Seeks to achieve capital appreciation, which may            .   AXA Equitable Funds        (check mark)
  CAP EQUITY         occasionally be short-term, with an emphasis on risk            Management Group, LLC
  MANAGED VOLATILITY adjusted returns and managing volatility in the Portfolio.  .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Mutual Advisers,
                                                                                     LLC
-----------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                    INVESTMENT ADVISER
 CLASS IB SHARES                                                                      (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                        AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON        Seeks to achieve long-term capital growth with an                .   AXA Equitable Funds
  GLOBAL EQUITY      emphasis on risk adjusted returns and managing volatility            Management Group, LLC
  MANAGED VOLATILITY in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Templeton Global Advisors
                                                                                          Limited
---------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     3000(R) Index, including reinvestment of dividends, at a
                     risk level consistent with that of the Russell 3000(R) Index.
---------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
                     approximates the total return performance of the                     Inc.
                     Bloomberg Barclays U.S. Intermediate Government/Credit
                     Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S.
                     Intermediate Government/Credit Bond Index.
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                     approximates the total return performance of the
                     Standard & Poor's 500 Composite Stock Price Index,
                     including reinvestment of dividends, at a risk level
                     consistent with that of the Standard & Poor's 500
                     Composite Stock Price Index.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
  GOVERNMENT BOND    approximates the total return performance of the                     Inc.
                     Bloomberg Barclays U.S. Intermediate Government Bond
                     Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S.
                     Intermediate Government Bond Index.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses) that           .   AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     index comprised of 40% DJ Euro STOXX 50 Index, 25%
                     FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                     200 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the composite index.
---------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     1000(R) Growth Index, including reinvestment of dividends
                     at a risk level consistent with that of the Russell 1000(R)
                     Growth Index.
---------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
  INDEX              approximates the total return performance of the Russell             Inc.
                     1000(R) Value Index, including reinvestment of dividends,
                     at a risk level consistent with that of the Russell 1000(R)
                     Value Index.
---------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
                     approximates the total return performance of the                     Inc.
                     Standard & Poor's Mid Cap 400 Index, including
                     reinvestment of dividends, at a risk level consistent with that of the Standard & Poor's Mid Cap 400 Index.
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
 EQ ADVISORS TRUST   INVESTMENT ADVISER
 CLASS IB SHARES     (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------
AXA/TEMPLETON        .   AXA Equitable Funds        (check mark)
  GLOBAL EQUITY          Management Group, LLC
  MANAGED VOLATILITY .   BlackRock Investment
                         Management, LLC
                     .   Templeton Global Advisors
                         Limited
-----------------------------------------------------------------
EQ/COMMON STOCK      .   AllianceBernstein L.P.
  INDEX


-----------------------------------------------------------------
EQ/CORE BOND INDEX   .   SSgA Funds Management,
                         Inc.




-----------------------------------------------------------------
EQ/EQUITY 500 INDEX  .   AllianceBernstein L.P.





-----------------------------------------------------------------
EQ/INTERMEDIATE      .   SSgA Funds Management,
  GOVERNMENT BOND        Inc.




-----------------------------------------------------------------
EQ/INTERNATIONAL     .   AllianceBernstein L.P.
  EQUITY INDEX




-----------------------------------------------------------------
EQ/LARGE CAP GROWTH  .   AllianceBernstein L.P.
  INDEX



-----------------------------------------------------------------
EQ/LARGE CAP VALUE   .   SSgA Funds Management,
  INDEX                  Inc.



-----------------------------------------------------------------
EQ/MID CAP INDEX     .   SSgA Funds Management,
                         Inc.



-----------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                INVESTMENT ADVISER
 CLASS IB SHARES                                                                  (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                    AS APPLICABLE)                 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(1)/ Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                     its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                     moderate risk to capital.                                    .   AXA Equitable Funds
                                                                                      Management Group, LLC
                                                                                  .   Pacific Investment
                                                                                      Management Company LLC
----------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX              the total return of the Russell 2000(R) Index.
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.                .   Allianz Global Investors
  TECHNOLOGY                                                                          U.S. LLC
                                                                                  .   AXA Equitable Funds
                                                                                      Management Group, LLC
                                                                                  .   SSgA Funds Management,
                                                                                      Inc.
                                                                                  .   Wellington Management
                                                                                      Company, LLP
----------------------------------------------------------------------------------------------------------------------------


(1)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based upon our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VII later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2018 is 1.00%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

If you elected a guaranteed benefit that provides a 6% roll-up, an allocation to the guaranteed interest option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the guaranteed interest rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than twelve different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VII later in this Prospectus to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
FIXED MATURITY OPTIONS GENERALLY RANGE FROM ONE TO TEN YEARS TO MATURITY.
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

If you elected a guaranteed benefit that provides a 6% roll-up, an allocation to a fixed maturity option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to a fixed maturity rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for owner and annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Series contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed below in "Allocating your contributions" would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

                        CONTRACT FEATURES AND BENEFITS

(b)withdraw the maturity value (for all contracts except Accumulator(R) Select/SM/, there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2018, the next available maturity date was February 15, 2028. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you

                        CONTRACT FEATURES AND BENEFITS
may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

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UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
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SPECIAL DOLLAR COST AVERAGING program. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. Please see Appendix VII for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you are participating in a Principal guarantee benefit, the general dollar cost averaging program is not available.

If you elect the Guaranteed withdrawal benefit for life, general dollar cost averaging is not available.

12 MONTH DOLLAR COST AVERAGING PROGRAM. The 12 month dollar cost averaging program is only available to Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described earlier in this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must allocate your entire initial contribution

                        CONTRACT FEATURES AND BENEFITS
into the EQ/Money Market option if you are selecting the 12 month dollar cost averaging program at application to purchase an Accumulator(R) Select/SM/ contract; thereafter, initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12 month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

You may not participate in the 12 month dollar cost averaging program if you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit.

INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), the fixed dollar option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                              -------------------

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator(R) Select/SM/ contract owners, the 12 month dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" immediately below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VII later in this Prospectus for more information on state availability.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same

                        CONTRACT FEATURES AND BENEFITS
investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

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                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
               Less than $500,000                      4%
               -------------------------------------------------
               $500,000-$999,999.99                   4.5%
               -------------------------------------------------
               $1 million or more                      5%
               -------------------------------------------------

The percentage of the credit is based on your total first year contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional contributions to meet one of the breakpoints (the "Expected First Year Contribution Amount") and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

   -- The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VII later in this Prospectus for information on state availability.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus).

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturing date(s). A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

                        CONTRACT FEATURES AND BENEFITS

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

6% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:

..   6% with respect to the variable investment options (including amounts allocated to the account for special dollar cost averaging under Accumulator(R) and Accumulator(R) Elite/SM/ contracts but excluding all other amounts allocated to the EQ/Money Market and EQ/Intermediate Government Bond variable investment options and monies allocated to the 12 month dollar cost averaging program under Accumulator(R) Select/SM/); the effective annual rate may be 4% in some states. Please see Appendix VII later in this Prospectus to see what applies in your state; and

..   3% with respect to the EQ/Intermediate Government Bond, EQ/Money Market,
    the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable). If you elected a guaranteed benefit that provides a 6% roll-up, an allocation to any investment option that rolls up at 3% will effectively reduce the growth rate of your guaranteed benefit. For more information, see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. For contracts with non-natural owners, the benefit base stops rolling up on the contract date anniversary following the annuitant's 85th birthday. However, even after the 6% Roll-Up to age 85 benefit base stops rolling up, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

Please see "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher roll-up rate (4-6%) and investment options with a lower roll-up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits"in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

                        CONTRACT FEATURES AND BENEFITS

Your Annual Ratchet to age 85 benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

For contracts with non-natural owners, the last contract date anniversary a ratchet could occur is based on the annuitant's age.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

In Washington a different roll-up rate applies to the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit. See Appendix VII later in this Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, if your contract has an annual reset. If your contract has a five year reset, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any 5th or later contract date anniversary until the contract date anniversary following age 75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base. After the contract date anniversary following your 75th birthday, the "Greater of" GMDB and its associated charge will remain in effect but the Roll-up benefit base will no longer be eligible for resets.

We will notify you, generally in your annual account statement that we issue each year following your contract date anniversary, if the Roll-Up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

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ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.
AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT
BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
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If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

   (i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

  (ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary or for five years, depending upon the reset period available under your contract. Please see Appendix VIII later in this Prospectus for more information on the reset feature available under your contract. If after your death your spouse continues the contract and your contract has an annual reset, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. However, if your contract has a five year reset, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75. For contracts with non-natural owners, reset eligibility is based on the annuitant's age.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required

                        CONTRACT FEATURES AND BENEFITS
minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6% of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix IX -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.

The Roll-Up benefit base for both the "Greater of" enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed in "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus.

Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. Your contract may specify different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT OPTION

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued. If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits"in "Accessing your money"later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

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                        LEVEL PAYMENTS
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                                     PERIOD CERTAIN YEARS
           OWNER'S             ----------------------------------
       AGE AT EXERCISE                     IRAS               NQ
-                              ----------------------------------
       75 and younger                       10                10
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             76                              9                10
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             77                              8                10
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             78                              7                10
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             79                              7                10
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             80                              7                10
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             81                              7                9
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             82                              7                8
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             83                              7                7
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             84                              6                6
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             85                              5                5
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We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

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THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
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When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to GMIB guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with

                        CONTRACT FEATURES AND BENEFITS
regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. For certain contracts, the guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including the Guaranteed minimum death benefit, any other guaranteed benefits and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

If your no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit, Guaranteed minimum death benefit (if elected) and any other guaranteed benefits.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

..   If your aggregate withdrawals during any contract year exceed 6% of the
    Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6% of your Roll-Up benefit base.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.

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                                             GUARANTEED
                                           MINIMUM INCOME                  GUARANTEED MINIMUM
                                         BENEFIT -- ANNUAL                 INCOME BENEFIT --
                                         INCOME PAYABLE FOR              ANNUAL INCOME PAYABLE
            CONTRACT                    LIFE (FOR CONTRACTS             FOR LIFE (FOR CONTRACTS
              DATE                       WITH THE FIVE YEAR             WITH THE ANNUAL ROLL-UP
          ANNIVERSARY                   ROLL-UP BENEFIT BASE               BENEFIT BASE RESET
          AT EXERCISE                      RESET FEATURE)                      FEATURE).
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               10                             $11,891                           $10,065
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               15                             $18,597                           $15,266
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EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice with your annual statement. The annual statement will illustrate how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit.

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY, AND YOU CAN ONLY EXERCISE THE GUARANTEED MINIMUM INCOME BENEFIT, IF ELIGIBLE, DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR
CONTRACT WILL TERMINATE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
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You must return your contract to us, along with all required information, within 30 days following your contract date anniversary in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value.

                        CONTRACT FEATURES AND BENEFITS

Upon exercise of the Guaranteed minimum income benefit, the owner will become the annuitant, and the contract will be annuitized on the basis of the owner's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

To exercise the Guaranteed minimum income benefit:

   -- We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

   -- Your account value must be greater than zero on the exercise date. See
      "Effect of your account value falling to zero" in "Determining your contract's value" for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii)if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series Rollover IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(v)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;


(vii)if the contract is jointly owned and not an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or (b) as a single life benefit paid on the basis of the older owner's age;

(viii)if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the annuitant's age; and

(ix)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's age, rather than the owner's.


See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value" and the section entitled ''Charges and expenses'' later in this Prospectus.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may

                        CONTRACT FEATURES AND BENEFITS
have elected, please see ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' in ''Accessing your money."

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information. If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix XII for more information about the New GWBL and the Modified Death Benefit.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). The standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue (ages 76 through 80 at issue for Accumulator(R) Plus/SM/ contracts). Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See "Payment of death benefit" later in this Prospectus for more information.

The Annual Ratchet to age 85 and the "Greater of" enhanced death benefits have an additional charge. There is no charge for the Standard death benefit. Although the amount of your enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. See "Guaranteed minimum death benefit charge" in "Charges and expenses" for more information.

Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. For contracts with non-natural owners, the death benefit will be payable upon the death of the annuitant. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See "Termination of your contract" in "Determining your contract's value" for information about the circumstances under which your contract will terminate.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR OWNER (OR OLDER JOINT OWNER, IF APPLICABLE) AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; 0 THROUGH 70 AT ISSUE OF INHERITED IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS (20 THROUGH 70 AT ISSUE FOR ACCUMULATOR(R) PLUS/SM/ QP CONTRACTS). FOR CONTRACTS WITH NON-NATURAL OWNERS, THE AVAILABLE DEATH BENEFITS ARE BASED ON THE ANNUITANT'S AGE. SEE "RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT" IN "APPENDIX X" FOR MORE INFORMATION.

Subject to state availability, you may elect one of the following enhanced death benefits (see Appendix VII later in this Prospectus for state availability of these benefits):

..   Annual Ratchet to age 85.

..   The Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85.

These enhanced death benefits, together with the standard death benefit, comprise the Guaranteed minimum death benefits available under the contract.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

For information about the effect of withdrawals on your Guaranteed minimum death benefit, please see ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

                        CONTRACT FEATURES AND BENEFITS

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Guaranteed minimum death benefit. If you accepted such an offer, your Guaranteed minimum death benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Guaranteed minimum death benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability, if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the benefit at the time you purchase your contract (see Appendix VII later in this Prospectus for state availability of these benefits). The Earnings enhancement benefit provides an additional death benefit as described below. See "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit, you may not voluntarily terminate the feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information. This benefit will also terminate if your contract terminates for any reason. See "Termination of your contract" in "Determining your contract's value" later in this Prospectus.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For contracts with non-natural owners, your eligibility to elect the Earnings enhancement benefit will be based on the annuitant's age.

For an example of how the Earnings enhancement benefit is calculated, please see Appendix VI.

Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

For contracts continued under Spousal continuation upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued. Neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VII later in this Prospectus to see if this feature is available in your state.

                        CONTRACT FEATURES AND BENEFITS

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Earnings Enhancement benefit. If you accepted such an offer, your Earnings Enhancement benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Earnings Enhancement benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this Prospectus for more information.

If you elect the GWBL, your investment options will be limited to the permitted variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only). Please note that the 12 month dollar cost averaging program (for Accumulator(R) Select/SM/ contracts only) and our general dollar cost averaging program are not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See "What are your investment options under the contract?" earlier in this section.

You may buy this benefit on a single life ("Single Life") or a joint life ("Joint Life") basis. Under a Joint Life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner (or annuitant and joint annuitant, as applicable).

For Joint Life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint Life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint Life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint Life basis. Joint annuitants are not permitted under any other contracts.

This benefit is not available under an Inherited IRA contract. Joint Life QP and TSA contracts are not permitted in connection with this benefit. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

The cost of the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge.

You should not purchase this benefit if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date;

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

..   You plan to use it for withdrawals prior to age 59 1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL benefit base increases by any subsequent contributions.

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet" and "5% deferral bonus."

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint Life contracts, the initial Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For contracts held by non-natural owners, the initial Applicable percentage is based on either the annuitant's age or on the younger annuitant's age, if applicable, at the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under "Annual Ratchet," on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

----------------------------------
    AGE      APPLICABLE PERCENTAGE
----------------------------------
   45-64             4.0%
----------------------------------
   65-74             5.0%
----------------------------------
   75-84             6.0%
----------------------------------
85 and older         7.0%
----------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions." The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual with drawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The GWBL benefit base is reset as of the date of the Excess with drawal to equal the LESSER of: (i) the GWBL benefit base immediately prior to the Excess withdrawal, and (ii) the account value immediately following the Excess withdrawal.

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such with drawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Effect of your account value falling to zero " later in this section.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus. Loans are not available under Rollover TSA contracts if GWBL is elected.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we will increase the charge for the benefit to the maximum charge permitted under the contract. Once we increase the charge, it is increased for the life of the contract. We

                        CONTRACT FEATURES AND BENEFITS
will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus.

5% DEFERRAL BONUS

At no additional charge, during the first ten contract years, in each year you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 5% of your total contributions. If the Annual Ratchet (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator(R) Plus/SM/ contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix VII later in this Prospectus to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL Enhanced death benefit base increases by any subsequent contribution;

..   Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by any 5% deferral bonus, as described above in this section; and

..   Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

The death benefit is equal to your account value (adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   No subsequent contributions will be permitted.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint Life contracts, as applicable, or annually if automatic payments were not being made.

                        CONTRACT FEATURES AND BENEFITS

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar for dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and the GWBL
    Enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   For IRA, QP and TSA contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage.

..   If you elect GWBL on a Joint Life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint Life and Single Life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" later in this Prospectus, even if pursuant to a divorce decree.

..   Before you name a beneficiary and if you are considering whether your joint owner/annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See "Payment of Death Benefit" under "Spousal continuation" later in this prospectus.

PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging and the permitted variable investment options. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging, the AXA Moderate Allocation Portfolio, the AXA/AB Short Duration Government Bond Portfolio and the EQ/Equity 500 Index Portfolio. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added

                        CONTRACT FEATURES AND BENEFITS
to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. Also, for Accumulator(R) Select/SM/ contracts, the 12 month dollar cost averaging program is not available if you elect one of the PGB options. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix XII for more information about the New GWBL and the Modified Death Benefit.

GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION

The Guaranteed Benefit Lump Sum Payment option is currently available under the following limited circumstances.

   (1)If you elected a Guaranteed minimum income benefit ("GMIB"), and the no-lapse guarantee is in effect and your account value falls to zero, either due to a withdrawal that is not an Excess withdrawal or due to a deduction of charges;

                                      or

   (2)If you elected a Guaranteed withdrawal benefit for life ("GWBL") or elected a GMIB that converted to a GWBL, and your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges.

                        CONTRACT FEATURES AND BENEFITS

We reserve the right to terminate the availability of this option at any time. This option is not available under Rollover TSA contracts.


If your account value falls to zero, as described above, 1-2 business days thereafter we will send you a letter which will describe the options available to you, including the Guaranteed Benefit Lump Sum Payment option to make your election. In addition, the letter will include the following information:


   1. The Guaranteed Benefit Lump Sum offer is optional;

   2. If no action is taken, you will receive the stream of payments as promised under your contract;


   3. The amount and frequency of the stream of payments based on a single life annuity for GMIB or on the annuity option elected and applicable withdrawal rate for GWBL;


   4. The amount you would receive if you elect the Guaranteed Benefit Lump Sum offer;

   5. That the amount of the Guaranteed Benefit Lump Sum offer is less than the present value of the stream of payments;

   6. A description of the factors you should consider before accepting the Guaranteed Benefit Lump Sum offer; and

   7. The reason we are making the Guaranteed Benefit Lump Sum offer.


   8. That you may elect to receive a reduced series of income payments based on joint lives and can contact the customer services group to obtain the amount of a joint life annuity.


You will have no less than 30 days from the day your account value falls to zero to elect an option. If you elect the Guaranteed Benefit Lump Sum Payment option, you will receive the lump sum amount in a single payment.


If you elect the Guaranteed Benefit Lump Sum Payment, your contract and optional benefits will terminate, including any guaranteed minimum death benefit. If you do not make an election, we will automatically exercise your GMIB by issuing a supplementary annuity contract using the default option described in your contract. In the case of the GWBL, we will issue you a supplementary life annuity contract and any of the applicable benefits will continue.


We will determine the Guaranteed Benefit Lump Sum Payment amount as of the day your account value fell to zero. The amount of a Guaranteed Benefit Lump Sum Payment will vary based on the factors described below.

We first determine the contract reserves attributable to your contract using standard actuarial calculations, which is a conservative measurement of present value. In general, the contract reserve is the present value of future benefit payments. In determining your contract reserve, we take into account the following factors:

..   The owner/annuitant's life expectancy (based on gender and age);

..   The current annual payment for the GMIB, adjusted for any outstanding withdrawal charge or, in the case of the GWBL, the guaranteed annual withdrawal amount, in the form of a single life annuity;

..   The interest rate at the time your account value fell to zero; and

..   Any remaining guaranteed minimum death benefit under the GWBL feature.


The Guaranteed Benefit Lump Sum Payment is calculated based on a percentage of the contract reserve based on certain factors including, but not limited to, the current interest rate environment and GMIB utilization rates. We will use the percentage that is in effect at the time of your election. The percentage will range from 50% to 90% of the contract reserve. If your account value falls to zero, as described above, we will notify you then of the current percentage when we send you the letter describing the options available to you. If you have the GMIB, your payment will be reduced, as applicable, by any annual payments made since your account value fell to zero. If you have the GWBL, your payment will be reduced, as applicable, by any GWBL withdrawals made under a Customized payment plan or Maximum payment plan since your account value fell to zero. For information on how the Guaranteed Benefit Lump Sum Payment option works under certain hypothetical circumstances, please see Appendix XI.

In the event your account falls to zero, as described above, you should evaluate this payment option carefully. IF YOU ELECT THE GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION, YOU WOULD NO LONGER HAVE THE ABILITY TO RECEIVE PERIODIC CASH PAYMENTS OVER YOUR LIFETIME UNDER THE GMIB AND/OR THE OPPORTUNITY TO TAKE CERTAIN GUARANTEED WITHDRAWALS AND KEEP ANY LEVEL OF GUARANTEED DEATH BENEFIT UNDER THE GWBL. When you purchased your contract you made a determination that the lifetime income stream available under the GMIB or the GWBL was important to you based on your personal circumstances. When considering this payment option, you should consider whether you still need the benefits of an ongoing lifetime income stream, given your personal and financial circumstances.


In addition, you should consider the following factors:

..   Whether, given your state of health, you believe you are likely to live to enjoy the future income benefits provided by the GMIB or the GWBL;


..   If you have the GWBL, whether it is important for you to leave a minimum death benefit to your beneficiaries as the election of the guaranteed lump sum option will terminate any guaranteed minimum death benefit, if still in effect; and

..   Whether a lump sum payment (which may be up to 50% less than the present value of the future stream of payments) is more important to you than a future stream of payments. See Hypothetical Illustration in Appendix XI.

..   Whether there are differences in tax consequences for taking a lump sum as opposed to receiving annuity payments.


In considering the factors above, and any other factors you believe are relevant, you may wish to consult with your financial professional or other advisor.

We believe that offering this payment option could be mutually beneficial to both us and to contract owners whose financial circumstances may have changed since they purchased the contract. If you elect the Guaranteed Benefit Lump Sum Payment option,

                        CONTRACT FEATURES AND BENEFITS
you would immediately receive a lump sum payment rather than a stream of future payments over your lifetime. We would gain a financial benefit because we anticipate that providing a lump sum payment to you will be less costly to us than paying you periodic cash payments during your lifetime. The lump sum payment option may not be beneficial for everyone.

If you elect the Guaranteed Benefit Lump Sum Payment option it will be treated as a surrender of the contract and may be taxable and subject to tax penalties. For information on tax consequences, please see the section entitled "Tax information" in the Prospectus.


This payment option may not be available in all states. We may, in the future, suspend or terminate this payment option, or offer this payment option on more or less favorable terms upon advance notice to you.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the Inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the Inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract.

The Inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the Inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

..   The beneficiary of the original IRA will be the annuitant under the
    Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An Inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The Guaranteed minimum income benefit, Spousal continuation, the special and 12 month dollar cost averaging programs (if available), automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a

                        CONTRACT FEATURES AND BENEFITS
   lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges (if applicable under your Accumulator(R) Series contract) will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACTS ARE NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VII to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include making additional contributions, stopping withdrawals or exercising your Guaranteed minimum income benefit on your next contract date anniversary.

                       DETERMINING YOUR CONTRACT'S VALUE

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.
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See Appendix VII later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract, including any Guaranteed minimum death benefit, and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

TERMINATION OF YOUR CONTRACT

Your contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

..   You surrender your contract. See "Surrendering your contract to receive its cash value" in Accessing your money" for more information.

..   You annuitize your contract. See "Your annuity payout options" in Accessing your money" for more information.

..   Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See "Your Annuity maturity date" in "Accessing your money" later in this Prospectus.

..   Your account value is insufficient to pay any applicable charges when due.
    See "Effect of your account value falling to zero" earlier in this section for more information.

Under certain circumstances, your GWBL and its minimum death benefit will continue even if your contract terminates. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contracts features and benefits" earlier in this Prospectus for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

..   For Accumulator(R) Select/SM/ contract owners, you may not transfer any amount to the 12 month dollar cost averaging program.

..   If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

..   For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R)
    Select/SM/ contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VII later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

   (a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

   (b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "6% Roll-Up to age 85 (used for the Greater of 6% (4% in Washington) Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher Roll-Up rate (6% or 4% for only the 4% Roll-Up to age 85 death benefit base in Washington) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower Roll-Up rate (3%) applies with respect to the EQ/Intermediate Government Bond option, the EQ/Money Market option (except amounts in the 12 month dollar cost averaging program, if available), the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower Roll-Up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher Roll-Up rate options". For more information about the Roll-Up rate applicable in Washington, see Appendix VII.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 6% and the other portion that is rolling up at 3%. If you transfer account value from a 6% option to a 3% option, all or a portion of your benefit base will transfer from the 6% benefit base segment to the 3% benefit base segment. Similarly, if you transfer account value from a 3% option to a 6% option, all or a portion of your benefit base will transfer from the 3% segment to the 6% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 6% roll-up rate that is being

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS transferred to an investment option with a 3% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 6% investment options, and your benefit base is $40,000 and is all rolling up at 6%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 3% investment option), then we will transfer 50% of your benefit base ($20,000) from the 6% benefit base segment to the 3% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 6% and $20,000 will roll-up at 3%. In this example , the amount of your Roll-up benefit base rolling up at 3% is more than the dollar amount of your transfer to a 3% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 3% investment options, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your account value ($20,000) to a 6% investment option, then we will transfer 50% of your benefit base ($15,000) from the 3% benefit base segment to the 6% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 6% and $15,000 will roll-up at 3%. In this example, the dollar amount of your benefit base rolling up at 6% is less than the dollar amount of your transfer to a 6% investment option.

If you request withdrawals using our Dollar-for-Dollar Withdrawal Service and indicate you want to preserve your roll-up benefit base, the service will automatically account for any differing roll-up rates among your investment options. See "Dollar-for-dollar withdrawal service" in "Accessing your money" later in this Prospectus. Whether you request withdrawals through our Dollar-for-Dollar service or without using that service, you should consider the impact on any withdrawals on your benefit bases. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.

Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a)the percentage you want invested in each investment option (whole percentages only), and

   (b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date. If you elect rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

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REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
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While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Select/SM/ contract owners, 12 month dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

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ALL WITHDRAWALS REDUCE YOUR ACCOUNT VALUE ON A DOLLAR FOR DOLLAR BASIS. THE IMPACT OF WITHDRAWALS ON YOUR GUARANTEED BENEFITS IS DESCRIBED IN "'HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS'' AND ''HOW WITHDRAWALS AFFECT YOUR GWBL AND GUARANTEED MINIMUM DEATH BENEFIT'' LATER IN THIS SECTION. WITHDRAWALS CAN POTENTIALLY CAUSE YOUR CONTRACT TO TERMINATE, AS DESCRIBED IN "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO'' IN ''DETERMINING YOUR
CONTRACT'S VALUE'' EARLIER IN THIS PROSPECTUS.
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METHOD OF WITHDRAWAL

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                          AUTO-
                          MATIC                   PRE-AGE   LIFETIME
                          PAYMENT                  59 1/2   REQUIRED
                          PLANS                     SUB-     MINIMUM
                          (GWBL           SYSTE- STANTIALLY DISTRIBU-
     CONTRACT/(1)/        ONLY)   PARTIAL MATIC    EQUAL      TION
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NQ                          Yes     Yes    Yes      No        No
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Rollover IRA                Yes     Yes    Yes      Yes       Yes
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Flexible Premium IRA        Yes     Yes    Yes      Yes       Yes
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Roth Conversion IRA         Yes     Yes    Yes      Yes       No
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Flexible Premium Roth IRA   Yes     Yes    Yes      Yes       No
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Inherited IRA               No      Yes    No       No         /(2)/
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QP/(3)/                     Yes     Yes    No       No        No
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Rollover TSA/(4)/           Yes     Yes    Yes      No        Yes
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(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.
(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix IX -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.

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ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
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DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

Withdrawals under the Dollar-for-Dollar Withdrawal Service will continue, even if your account value is low, until you terminate the service by notifying us in writing. If your account value is low and you have guaranteed benefits, you should consider ending the Dollar-for-Dollar Withdrawal Service. Except in certain circumstances, if your account value falls to zero, your contract and any guaranteed benefits will be terminated. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate times the last contract date anniversary benefit base. This calculation results from the fact that the Roll-up benefit base rolls up daily. If a withdrawal is taken on any day prior to the last day of the contract year, the daily roll-up rate will be applied going forward to the reduced benefit base. Therefore, the benefit base is only fully increased by an annual amount that equals the roll-up rate times the prior contract date anniversary benefit base if there have been no withdrawals during that year.

   Because the Roll-up benefit base no longer rolls up after age 85, any withdrawals you take after age 85 will always reduce your benefit base. If you wish to preserve your benefit base, you must stop taking withdrawals after age 85. For more information about the impact of withdrawals on your guaranteed benefits after age 85, see ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be

                             ACCESSING YOUR MONEY
   lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

If you are over age 85, your Roll-up benefit base is no longer credited with the annual roll-up rate, so even withdrawals based on the Full dollar-for-dollar calculation will significantly reduce the value of your benefit. Every withdrawal you take will permanently reduce your Roll-up benefit base by at least the full amount of the withdrawal.

If you request a withdrawal calculation that preserves your roll up benefit base, the Dollar-for-Dollar Withdrawal Service adjusts for investment options to which a 3% Roll-up rate applies (the EQ/Money Market option except amounts allocated to the account for special money market dollar cost averaging (if applicable), the fixed maturity options, the guaranteed interest option, and the loan reserve account under Rollover TSA) (the "lower Roll-up options"). If you want to preserve your roll up benefit base and you elected a guaranteed benefit that provides a 6% roll-up, allocations of account value to any lower Roll-up option will generally reduce the amount of withdrawals under the Dollar-for-Dollar Withdrawal Service.

We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

AUTOMATIC PAYMENT PLANS
(FOR CONTRACTS WITH GWBL ONLY)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase following any Annual Ratchet or 5% deferral bonus.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased following any Annual Ratchet or 5% deferral bonus. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within

                             ACCESSING YOUR MONEY
the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate systematic withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   You must select a date that is more than three calendar days prior to your contract date anniversary; and

..   You cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

If you are over age 85, your Annual Ratchet to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

SUBSTANTIALLY EQUAL WITHDRAWALS
(ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS)

We offer our ''substantially equal withdrawals option'' to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as ''72(t) exception withdrawals''. See ''Tax information'' later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate substantially equal withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

If you are over age 85, your Annual Ratchet to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(ROLLOVER IRA, FLEXIBLE PREMIUM IRA AND ROLLOVER TSA CONTRACTS ONLY -- SEE "TAX INFORMATION" AND APPENDIX IX LATER IN THIS PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal

                             ACCESSING YOUR MONEY
income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected either the Guaranteed minimum death benefit based on a Roll-up benefit base or Guaranteed minimum income benefit, and amounts withdrawn from the contract to meet RMDs exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. If you are over age 85, your Annual Ratchet to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to ''Tax information'' and Appendix IX later in this Prospectus.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix IX later in this Prospectus for your specific type of retirement arrangement.

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FOR ROLLOVER IRA, FLEXIBLE PREMIUM IRA, AND ROLLOVER TSA CONTRACTS, WE WILL
SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
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We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawals may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year), although such cumulative withdrawals will reduce your Guaranteed minimum income benefit base on a pro rata basis). See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" later in this section.

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/Guaranteed minimum income benefit Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R)and Accumulator(R) Elite/SM/ contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options.

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment

                             ACCESSING YOUR MONEY
options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would reduced by $8,000 ($20,000 x .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including
RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

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PRO RATA WITHDRAWAL -- A WITHDRAWAL THAT REDUCES YOUR GUARANTEED BENEFIT BASE AMOUNT ON A PRO RATA BASIS. REDUCTION ON A PRO RATA BASIS MEANS THAT WE CALCULATE THE PERCENTAGE OF THE CURRENT ACCOUNT VALUE THAT IS BEING WITHDRAWN AND WE REDUCE THE BENEFIT BASE BY THAT PERCENTAGE. THE FOLLOWING EXAMPLE SHOWS HOW A PRO RATA WITHDRAWAL CAN REDUCE YOUR GUARANTEED BENEFIT BASE BY MORE THAN THE AMOUNT OF THE WITHDRAWAL: ASSUME YOUR ACCOUNT VALUE IS $30,000 AND YOU WITHDRAW $12,000, YOU HAVE WITHDRAWN 40% OF YOUR ACCOUNT VALUE. IF YOUR GUARANTEED BENEFIT BASE IS $40,000 BEFORE THE WITHDRAWAL, IT WOULD BE REDUCED
BY $16,000 ($40,000 X .40) TO $24,000 ($40,000 -$16,000) AFTER THE WITHDRAWAL.
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If you elected a guaranteed benefit that provides a 6% roll-up, all or a portion of your Roll-up to age 85 benefit base may be rolling up at 3%, if all or a portion of your account value is currently allocated to one or more investment options to which a 3% roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-up to age 85 benefit base, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" earlier in this Prospectus and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

PRESERVING YOUR ROLL-UP BENEFIT BASE. If you are interested in withdrawals that preserve the Roll-up to age 85 benefit base as of the last contract anniversary or the withdrawal transaction date, or withdrawals that are equal to the full amount of the available dollar-for-dollar withdrawal, you should use our Dollar-for-Dollar Withdrawal Service. See "Dollar-for-dollar withdrawal service" in "Accessing your money" earlier in this Prospectus. The service adjusts for various factors in the calculation of a withdrawal, including the fact that the roll-up rate is applied on a daily basis (which means that if a withdrawal is taken on any day prior to the last day of the contract year, the roll-up rate will be applied going forward from the day of the withdrawal to a reduced benefit base) and the fact that the 3% Roll-up rate may apply to all or a portion of the benefit base. If you do not use the Dollar-for-Dollar Withdrawal Service, you may reduce your benefits more than you intend.

WITHDRAWALS AFTER AGE 85. If you are over age 85, your Annual Ratchet to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

As a result, if you have a Guaranteed minimum death benefit based on a Roll-up to age 85 benefit base:

..   You can no longer take withdrawals and preserve the benefit base.

..   You should stop taking withdrawals if you wish to maintain the value of the benefit.

..   If you want to continue taking withdrawals, you can ensure that those withdrawals will reduce your benefit base on a dollar-for-dollar rather than pro rata basis by enrolling in the full dollar-for-dollar withdrawal service, however, even dollar-for-dollar withdrawals can significantly reduce your Roll-up benefit base. See "Dollar-for-dollar withdrawal service" in "Accessing your money."

                             ACCESSING YOUR MONEY

..   The maximum amount you are able to withdraw each year without triggering a pro rata reduction in your benefit base will decrease. If you do not enroll in the full dollar-for-dollar withdrawal service and want to ensure that your withdrawals reduce your benefit base on a dollar-for-dollar basis, you should make sure that the sum of your withdrawals in a contract year is equal to or less than the value of the applicable Roll-up rate times your benefit base on your most recent contract date anniversary.

If you have the Annual Ratchet to age 85 death benefit, the Annual Ratchet to age 85 benefit base is always reduced pro rata by withdrawals, regardless of your age. However, like the Roll-up benefit base, the Annual Ratchet to age 85 benefit base will no longer be eligible to increase. It will be permanently reduced by all withdrawals.

LOW ACCOUNT VALUE. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see "Effect of your account value falling to zero" in "Determining your contract's value" for more information.

HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a dollar-for-dollar basis up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, however, your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

                             ACCESSING YOUR MONEY

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix IX for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only, if such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging.

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

If you elected a guaranteed benefit that provides a 6% roll-up, a loan will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the loan reserve account. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Effect of your account value falling to zero" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

..   disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;

..   any disbursement requested within 30 days of a change to the address;

..   any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or

                             ACCESSING YOUR MONEY
   perceive any inconsistency between the signature on file and the signature on the request;

..   any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE. NOTARIZATION WILL NOT SUBSTITUTE FOR A MEDALLION SIGNATURE GUARANTEE.


YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to payout status at or before the contract's "maturity date." This is called "annuitization." You must annuitize by your annuity maturity date, as discussed later in this section. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, will terminate. Your contract will be converted to a supplemental annuity payout contract ("payout option") that provides periodic payments as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms, provided that your account value is greater than zero on the exercise date. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. We may offer other payout options not outlined here. Your financial professional can provide details.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

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Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
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..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(FOR THE PURPOSES OF THIS SECTION, PLEASE NOTE THAT WITHDRAWAL CHARGES DO NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS.)

                             ACCESSING YOUR MONEY

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Accumulator(R) Plus/SM/ contract date (in a limited number of jurisdictions this requirement may be more or less than five years). You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity. Please note that the aggregate payments you would receive from this form of annuity during the period certain may be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization.

On the annuity maturity date, other than the Guaranteed withdrawal benefit for life and its associated minimum death benefit (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity pay-out option. You will still be able to surrender the contract at any time for any remaining account value. As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If the enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will continue to ratchet annually if your account value is greater than your minimum death benefit base. The minimum death benefit will be reduced dollar-for-dollar by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VII later in this Prospectus for variations that may apply in your state.

                             ACCESSING YOUR MONEY

5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):             0.80%
   Accumulator(R) Plus/SM/:    0.95%
   Accumulator(R) Elite/SM/:   1.10%
   Accumulator(R) Select/SM/:  1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Accumulator(R) PlusSM contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same mortality and expense risks charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):             0.30%
   Accumulator(R) Plus/SM/:    0.35%
   Accumulator(R) Elite/SM/:   0.30%
   Accumulator(R) Select/SM/:  0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of

                             CHARGES AND EXPENSES
our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):             0.20%
   Accumulator(R) Plus/SM/:    0.25%
   Accumulator(R) Elite/SM/:   0.25%
   Accumulator(R) Select/SM/:  0.35%

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging or the account for 12 month dollar cost averaging, as applicable. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only and the account for 12 month dollar cost averaging is available for Accumulator(R) Select/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE
(FOR ACCUMULATOR(R), ACCUMULATOR(R) PLUS/SM/ AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY )

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------
        WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------
                             1   2   3   4      5    6   7      8       9
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Accumulator(R)               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --
----------------------------------------------------------------------------
Accumulator(R) Plus/SM/      8%  8%  7%  7%  6%      5%  4%  3%      0%/(2)/
----------------------------------------------------------------------------
Accumulator(R) Elite/SM/     8%  7%  6%  5%  0%/(3)/ --  --  --      --
----------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 9th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VII later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the

                             CHARGES AND EXPENSES
amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawal for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME.

The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. Although the Annual Ratchet to age 85 death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to either 0.65% or 0.60% of the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 benefit base, depending upon when and where you purchased your contract. Please see Appendix VIII later in this Prospectus for more information on the Guaranteed minimum death benefit charge applicable to your contract. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

                             CHARGES AND EXPENSES

HOW WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value earlier in this Prospectus."

                             CHARGES AND EXPENSES

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life ("GWBL"), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.60%. If you elect the Joint Life option, the charge is equal to 0.75%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we will increase the charge at the time of an Annual Ratchet to the maximum charge permitted under the contract. The maximum charge for the Single Life option is 0.75%. The maximum charge for the Joint Life option is 0.90%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

For Joint Life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single Life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint Life basis.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in-force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Roll-over TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner, or the annuitant and joint annuitant, as applicable. No death benefit will be payable upon or after the contract's Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

                           PAYMENT OF DEATH BENEFIT

If the beneficiary is not the surviving spouse or if the surviving joint owner is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) PlusSM contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

The younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one- year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The applicable Guaranteed minimum death benefit option may continue as follows:

   -- If the surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit you elected continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the surviving spouse is age 75 or younger on the date of your death, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

   -- If the Guaranteed minimum death benefit continues, the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset, if applicable, will

                           PAYMENT OF DEATH BENEFIT
      be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

   -- If the surviving spouse is age 76 or over on the date of your death, the Guaranteed minimum death benefit will be frozen, which means:

     . On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base WILL NOT BE INCREASED to equal your account value.

     . The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

     . The charge for the Guaranteed minimum death benefit will be discontinued.

     . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

   -- In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower than the Guaranteed minimum death benefit base on the date of your death, your account value WILL BE INCREASED to equal the Guaranteed minimum death benefit base.

   -- For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus. If the GMIB continues, the charge for the GMIB will continue to apply.

..   If you elect the Guaranteed withdrawal benefit for life on a Joint Life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single Life basis, the benefit and charge will terminate.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint Life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and

                           PAYMENT OF DEATH BENEFIT
forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator (R) PlusSM contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of yourbeneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

                           PAYMENT OF DEATH BENEFIT

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                           PAYMENT OF DEATH BENEFIT

7. Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.



CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix IX later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under an Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life

                                TAX INFORMATION
or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

                                TAX INFORMATION

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies), using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks

                                TAX INFORMATION
and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively, and the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional and Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACTS ARE NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

You can cancel either type of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may generally make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be

                                TAX INFORMATION
less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age
70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favoredretirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2018 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 catch-up contributions ($6,500 for 2018). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or


..   certain death benefit payments to a beneficiary who is not your surviving spouse; or


..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

                                TAX INFORMATION

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publications 590-A and 590-B for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

                                TAX INFORMATION

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. We no longer permit you to direct AXA Equitable to make a distribution directly to a charitable organization you request, in accordance with an interpretation of recent non-tax regulatory changes.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions --"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout

                                TAX INFORMATION
at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payment exception, you could elect the substantially equal withdrawal option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option.

                                TAX INFORMATION

Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may generally make four different types of contributions to a Roth
IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Elite/SM/, Accumulator(R) Plus/SM/ or Accumulator(R) Select/SM/ contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or a governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth

                                TAX INFORMATION

IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.



The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.


Conversion rollover contributions to Roth IRAs cannot be recharacterized.


To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

                                TAX INFORMATION

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


TAX WITHHOLDING AND INFORMATION REPORTING

STATUS FOR INCOME TAX PURPOSES; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

TAX WITHHOLDING. We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of

                                TAX INFORMATION
withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number, a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans and TSA contracts are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions and limit transfers to any of the variable investment options; and

(9)to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2018 and the related price per $100 of maturity value were as shown below:



-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2018  MATURITY VALUE
-------------------------------------------------------
      2019            3.00%/(1)/      $97.09
-------------------------------------------------------
      2020            3.00%/(1)/      $94.26
-------------------------------------------------------

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-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2018  MATURITY VALUE
-------------------------------------------------------
      2021            3.00%/(1)/      $91.51
-------------------------------------------------------
      2022            3.00%/(1)/      $88.84
-------------------------------------------------------
      2023            3.00%/(1)/      $86.25
-------------------------------------------------------
      2024            3.00%/(1)/      $83.74
-------------------------------------------------------
      2025            3.00%/(1)/      $81.30
-------------------------------------------------------
      2026            3.00%/(1)/      $78.93
-------------------------------------------------------
      2027            3.00%/(1)/      $76.63
-------------------------------------------------------
      2028              3.10%         $73.68
-------------------------------------------------------


(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "non-unitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are

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not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange

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Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit

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they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.


FIDUCIARY RULE


In 2016, the Department of Labor issued a final rule that significantly expanded the definition of "investment advice" and increased the circumstances in which companies and broker-dealers, insurance agencies and other financial institutions that sell our products could be deemed a fiduciary when providing investment advice with respect to plans under the Employee Retirement Income Security Act of 1974 ("ERISA") or individual retirement accounts ("IRAs"). The Department of Labor also introduced amendments to longstanding exemptions from the prohibited transaction provisions under ERISA that increased fiduciary requirements in connection with transactions involving ERISA plans, plan participants and IRAs, and applied more onerous disclosure and contract requirements to such transactions. The Department of Labor partially implemented the rule in June 2017. Full implementation of the rule is scheduled for July 2019 and may likely have an adverse impact on the level and type of services we provide. However, in March 2018 a federal appeals court issued a decision vacating the rule. The court's decision will not take effect until after the date of this prospectus, and there is a possibility that the Department of Labor may ask for a rehearing or appeal the decision. At this time, we do not currently plan any immediate changes to our approach to selling products and providing services to ERISA plans and IRAs.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.


We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).


Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

                               MORE INFORMATION

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information.

See Appendix VII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself.

Loans are not available (except for Rollover TSA contracts, subject to plan or employer approval) and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single life contracts.

If the division of the contract occurs before any withdrawal has been made, the Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet. The GWBL charge under the new contracts will be on a Single life basis. The GWBL benefit base will not be split.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Joint life Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts may also be sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Distributors ("Selling broker-dealers").


AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

                               MORE INFORMATION

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA and other federal and state regulatory authorities, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on application rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.


AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

                               MORE INFORMATION

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2017) received additional payments. These additional payments ranged from $2,068.25 to $5,709,995.36. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.


1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services

BBVA Securities, Inc.

Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.

CETERA Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network
CUNA Brokerage Services

CUSO Financial Services, L.P.
Equity Services, Inc.

Farmer's Financial Solution

FTB Advisors, Inc.
Geneos Wealth Management

Gradient Securities, LLC
H.D. Vest Investment Securities, Inc.


Independent Financial Group, LLC

Infinex Investments Inc.
Investment Professionals, Inc.

Janney Montgomery Scott LLC
Kestra Investments, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC


Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

LPL Network

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.

National Planning Holding Corp.

PlanMember
PNC Investments

Primerica Financial Services, Inc.

Questar Capital Corporation

Raymond James

RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
SIGMA Financial Corporation
Signator Investors, Inc.

The Advisor Group (AIG)
U.S. Bank Center

UBS Financial Services, Inc.
Valmark Securities, Inc.

Voya Financial
Wells Fargo

                               MORE INFORMATION

9. Incorporation of certain documents by reference

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AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2017 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



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                                                                FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.92 $ 15.19 $ 14.29 $ 14.11 $ 14.07 $ 12.84 $ 12.36 $ 12.36 $ 11.42 $  9.92
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   Number of units outstanding (000's)     1,648   1,761   1,993   2,168   2,329   2,496   2,756   2,379   2,024   1,668
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1290 VT GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $116.64 $101.78 $ 83.65 $ 89.88 $ 88.35 $ 64.35 $ 55.32 $ 58.08 $ 44.36 $ 31.77
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   Number of units outstanding (000's)     1,465   1,615   1,762   1,937   2,180   2,397   2,477   2,518   2,346   1,862
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1290 VT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.23 $ 18.70 $ 17.23 $ 17.38 $ 15.50 $ 11.69 $ 10.14 $ 10.25 $  9.23 $  7.14
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   Number of units outstanding (000's)       366     397     442     532     521     596     595     731     723     594
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AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.53 $ 13.65 $ 11.56 $ 12.09 $ 11.25 $ 15.01 $ 13.17 $ 14.49 $ 11.57 $  8.27
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   Number of units outstanding (000's)     2,148   2,392   2,545   2,587   2,940   2,105   2,147   2,136   1,900   1,229
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AXA 2000 MANAGED VOLATILITY
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   Unit value                            $ 15.37 $ 13.68 $ 11.50 $ 12.27 $ 11.95      --      --      --      --      --
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   Number of units outstanding (000's)     3,102   3,485   3,811   4,027   4,902      --      --      --      --      --
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AXA AGGRESSIVE ALLOCATION
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   Unit value                            $ 19.92 $ 16.95 $ 15.78 $ 16.28 $ 15.75 $ 12.62 $ 11.20 $ 12.27 $ 10.99 $  8.75
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   Number of units outstanding (000's)    30,721  33,032  36,661  39,289  44,531  50,003  53,670  56,888  58,442  49,051
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AXA CONSERVATIVE ALLOCATION
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   Unit value                            $ 13.54 $ 13.07 $ 12.86 $ 13.06 $ 12.90 $ 12.52 $ 12.13 $ 12.06 $ 11.39 $ 10.51
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   Number of units outstanding (000's)    13,229  14,968  16,854  18,363  22,105  29,364  27,990  27,081  27,962  16,158
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AXA CONSERVATIVE-PLUS ALLOCATION
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   Unit value                            $ 15.29 $ 14.23 $ 13.77 $ 14.04 $ 13.79 $ 12.67 $ 11.96 $ 12.20 $ 11.34 $ 10.04
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   Number of units outstanding (000's)    12,321  13,574  15,269  17,404  20,527  24,316  25,466  27,334  27,256  17,697
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AXA GLOBAL EQUITY MANAGED VOLATILITY
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   Unit value                            $ 35.36 $ 28.41 $ 27.55 $ 28.40 $ 28.30 $ 23.82 $ 20.63 $ 23.84 $ 21.67 $ 14.63
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   Number of units outstanding (000's)     4,373   4,842   5,354   5,872   6,808   5,796   6,176   6,593   6,856   5,722
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AXA INTERNATIONAL CORE MANAGED VOLATILITY
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   Unit value                            $ 17.85 $ 14.32 $ 14.48 $ 15.33 $ 16.57 $ 14.28 $ 12.44 $ 15.18 $ 14.08 $ 10.54
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   Number of units outstanding (000's)     8,332   9,043   9,920  10,461  11,698   5,469   5,782   5,762   5,399   3,339
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AXA INTERNATIONAL VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.80 $ 14.61 $ 14.70 $ 15.38 $ 16.78 $ 14.25 $ 12.29 $ 14.85 $ 14.19 $ 11.04
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   Number of units outstanding (000's)     3,009   3,329   3,560   3,651   3,891   4,356   4,719   4,897   4,627   3,778
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                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------------
                                          2017    2016     2015     2014     2013     2012     2011     2010     2009     2008
--------------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.20 $ 20.10 $  18.54 $  18.72 $  16.99 $  13.09 $  11.53 $  12.20 $  10.82 $   8.67
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   Number of units outstanding (000's)     7,217   8,147    9,109    9,944   11,496      688      704      636      588      365
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AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.00 $ 22.74 $  21.83 $  21.26 $  19.39 $  14.51 $  12.93 $  13.60 $  12.04 $   9.04
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   Number of units outstanding (000's)    13,590  15,197   17,268   19,370   22,792    4,339    4,629    1,994    1,863    1,333
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AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.95 $ 17.76 $  15.60 $  16.47 $  14.87 $  11.37 $   9.94 $  10.61 $   9.54 $   8.03
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   Number of units outstanding (000's)    14,640  16,323   18,206   20,281   23,486    4,186    4,541    4,942    5,376    5,760
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AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.07 $ 24.42 $  21.03 $  22.08 $  20.18 $  15.36 $  13.12 $  14.68 $  12.15 $   9.06
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   Number of units outstanding (000's)     5,138   5,680    6,390    7,044    8,025    6,944    7,540    8,296    9,184    1,612
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AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.23 $ 14.80 $  14.24 $  14.55 $  14.31 $  12.82 $  11.94 $  12.39 $  11.42 $   9.89
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   Number of units outstanding (000's)    59,491  66,003   74,759   83,289   96,339  111,818  118,023  126,015  127,613   84,689
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AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.20 $ 16.93 $  15.99 $  16.41 $  16.02 $  13.55 $  12.31 $  13.12 $  11.92 $   9.90
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   Number of units outstanding (000's)    81,792  89,897  101,038  110,962  127,540  147,400  159,713  169,708  175,685  141,905
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AXA/AB SHORT DURATION GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.30 $  9.40 $   9.51 $   9.68 $   9.86 $   9.37 $   9.36 $   9.50 $   9.54 $   8.95
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,140   8,667    9,572   10,553   12,464   15,752   16,930   17,862   18,851    9,821
--------------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.85 $ 26.30 $  23.67 $  24.70 $  24.16 $  17.72 $  15.53 $  15.84 $  12.04 $   8.99
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,976   2,095    2,376    2,458    2,885    3,306    3,319    3,127    2,475    2,070
--------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.57 $ 13.42 $  12.31 $  12.87 $  12.27 $  10.85 $   9.89 $  10.01 $   9.11 $   7.07
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,885   8,423    9,179    9,683    9,336    9,124    8,799    9,074    9,627    8,899
--------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.47 $ 15.84 $  12.86 $  13.94 $  13.82 $  10.25 $   8.89 $   9.96 $   8.12 $   6.42
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,948   2,133    2,324    2,549    3,170    3,707    3,890    3,834    3,612    2,521
--------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.04 $ 11.49 $  10.63 $  11.08 $  10.64 $   8.75 $   7.73 $   8.19 $   7.52 $   5.93
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    25,261  27,853   31,440   34,062   38,322   44,245   47,962   51,107   53,600   48,476
--------------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.73 $ 19.59 $  20.74 $  22.24 $  22.69 $  16.59 $  15.46 $  16.97 $  13.00 $   8.38
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,924   3,241    3,592    4,045    4,640    5,514    5,727    5,277    4,560    3,390
--------------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.96 $ 14.16 $  12.67 $  13.15 $  12.15 $   9.52 $   8.45 $   8.96 $   8.11 $   6.57
--------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,234   2,518    2,843    3,146    3,620    4,269    4,724    5,245    5,808    5,798
--------------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009   2008
----------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.80 $ 11.53 $ 11.09 $ 11.54 $ 11.57 $  9.23 $  7.84 $  8.66 $ 8.13 $ 6.33
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,711   4,152   4,660   4,830   4,902   4,757   4,890   5,019  5,026  4,870
----------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.71 $ 19.94 $ 18.09 $ 18.34 $ 16.58 $ 12.68 $ 11.11 $ 11.20 $ 9.79 $ 7.73
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,604   3,907   4,327   4,508   5,166   5,761   6,092   6,298  6,300  3,919
----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.77 $ 10.76 $ 10.75 $ 10.85 $ 10.73 $ 11.05 $ 10.85 $ 10.49 $10.05 $ 9.91
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,361  16,060  16,903  17,759  19,216  11,514  10,017  10,201  9,215  3,840
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.40 $ 22.10 $ 20.13 $ 20.23 $ 18.15 $ 13.98 $ 12.29 $ 12.27 $10.87 $ 8.75
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,043   9,452   9,467   9,607   9,644   9,443   9,406   9,058  8,430  4,505
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.78 $ 10.88 $ 10.97 $ 11.07 $ 11.05 $ 11.38 $ 11.42 $ 10.99 $10.68 $11.07
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,211   3,571   3,594   3,611   4,075   5,806   5,722   4,344  4,131  2,411
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.37 $ 13.46 $ 13.34 $ 13.81 $ 15.03 $ 12.54 $ 10.93 $ 12.61 $12.14 $ 9.68
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,187   6,310   6,793   6,509   6,582   6,533   6,997   7,476  7,762  7,019
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 30.77 $ 24.12 $ 22.98 $ 22.20 $ 20.04 $ 15.33 $ 13.54 $ 13.40 $11.71 $ 8.71
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,167   3,301   3,323   2,957   2,586   2,095   2,019   1,820  1,648  1,472
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.71 $ 10.50 $  9.13 $  9.68 $  8.71 $  6.71 $  5.83 $  5.92 $ 5.24 $ 4.45
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,310   6,860   7,455   7,885   6,966   6,475   7,147   3,116  2,573  1,673
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.07 $ 23.75 $ 20.06 $ 20.93 $ 19.45 $ 14.87 $ 12.87 $ 13.36 $10.76 $ 8.00
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,989   4,295   4,635   4,545   4,905   5,124   5,047   5,233  5,325  3,947
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.52 $  9.61 $  9.73 $  9.86 $  9.99 $ 10.12 $ 10.26 $ 10.39 $10.53 $10.67
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,484   2,604   3,101   3,394   6,043   6,061   5,652   5,496  8,093  6,707
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.99 $ 10.98 $ 10.99 $ 11.11 $ 10.94 $ 11.34 $ 11.20 $ 11.21 $10.69 $10.21
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,376  14,485  16,106  18,009  20,031   6,910   6,495   5,967  4,912  1,880
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.66 $ 24.58 $ 20.66 $ 21.94 $ 21.20 $ 15.63 $ 13.70 $ 14.46 $11.64 $ 9.35
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,986   3,215   3,570   3,761   4,106   4,556   4,801   5,026  4,873  2,215
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.62 $ 24.48 $ 22.77 $ 21.70 $ 19.36 $ 14.47 $ 12.92 $ 13.76 $11.84 $ 7.57
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,356   2,526   2,870   2,863   2,890   3,481   3,374   3,303  3,012  1,902
----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.40 $14.75 $13.94 $13.82 $13.83 $12.67 $12.25 $12.30 $11.41 $ 9.95
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      147    164    196    264    368    442    561    286    248    305
--------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $66.75 $58.49 $48.26 $52.07 $51.39 $37.58 $32.44 $34.20 $26.23 $18.86
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      412    457    514    594    637    609    624    678    666    610
--------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.68 $13.25 $12.25 $12.41 $11.11 $ 8.41 $ 7.33 $ 7.44 $ 6.72 $ 5.23
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      171    181    210    176    169    127    122    129    265    286
--------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.24 $13.45 $11.43 $12.01 $11.23 $11.70 $10.31 $11.39 $ 9.13 $ 6.55
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      549    555    621    772  1,319  1,046    736    783    810    813
--------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.08 $13.48 $11.37 $12.19 $11.92     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      687    774    887    887  1,025     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.75 $16.87 $15.78 $16.34 $15.87 $12.77 $11.38 $12.51 $11.26 $ 9.00
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,770  4,204  4,914  4,910  5,337  5,804  6,354  7,808  8,367  8,484
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.77 $12.38 $12.23 $12.48 $12.37 $12.06 $11.73 $11.71 $11.11 $10.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,519  3,193  3,118  3,498  4,156  6,559  7,073  6,707  7,276  5,824
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.43 $13.48 $13.10 $13.41 $13.22 $12.20 $11.56 $11.85 $11.05 $ 9.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,105  2,415  2,602  3,128  3,311  4,368  4,888  4,498  4,925  4,505
--------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $24.86 $20.06 $19.53 $20.22 $20.22 $17.09 $14.86 $17.25 $15.74 $10.67
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      853    935  1,105  1,216  1,438  1,036  1,149  1,440  1,600  1,528
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.17 $11.41 $11.58 $12.32 $13.37 $11.57 $10.12 $12.39 $11.54 $ 8.68
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,716  1,902  2,110  2,384  2,740  1,808  2,069  2,230  2,278  2,341
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $20.88 $17.21 $17.38 $18.26 $20.01 $17.06 $14.77 $17.93 $17.19 $13.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      543    587    667    708    630    751    843    914    984  1,000
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.39 $14.50 $13.43 $13.62 $12.41 $ 9.60 $ 8.49 $ 9.02 $ 8.03 $ 6.46
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,139  2,469  2,846  3,196  3,676    277    284    330    367    389
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $31.11 $24.49 $23.61 $23.09 $21.14 $15.89 $14.21 $15.00 $13.34 $10.06
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,112  2,387  2,804  3,163  4,038    924  1,071    204    249    298
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.78 $ 19.46 $ 17.16 $ 18.19 $ 16.49 $ 12.66 $ 11.12 $ 11.91 $ 10.76 $  9.09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,579   2,900   3,293   3,718   4,641   1,671   1,875   2,059   2,313   2,668
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.08 $ 25.43 $ 21.99 $ 23.19 $ 21.28 $ 16.26 $ 13.95 $ 15.67 $ 13.01 $  9.74
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,151   1,295   1,481   1,535   1,593   1,445   1,617   1,830   2,158     902
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 56.70 $ 51.94 $ 50.15 $ 51.47 $ 50.82 $ 45.70 $ 42.73 $ 44.54 $ 41.22 $ 35.84
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,925   2,183   2,446   2,798   3,211   3,732   3,918   4,434   4,527   4,019
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.11 $ 16.04 $ 15.21 $ 15.67 $ 15.37 $ 13.05 $ 11.90 $ 12.74 $ 11.62 $  9.69
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,869  13,349  15,224  17,113  19,057  20,839  22,803  24,916  27,631  27,177
------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.13 $  9.26 $  9.41 $  9.62 $  9.84 $ 10.41 $ 10.44 $ 10.64 $ 10.73 $ 10.11
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,556   1,738   1,927   2,048   2,365   2,316   5,586   3,294   3,673   2,525
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 37.41 $ 31.02 $ 28.03 $ 29.37 $ 28.85 $ 21.24 $ 18.69 $ 19.14 $ 14.61 $ 10.96
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       357     401     473     497     423     427     418     455     346     421
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.92 $ 12.87 $ 11.86 $ 12.44 $ 11.91 $ 10.58 $  9.68 $  9.83 $  8.99 $  7.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,057   2,041   1,941   2,227   1,952   2,157   1,654   1,643   1,908   1,649
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.69 $ 15.19 $ 12.38 $ 13.47 $ 13.42 $  9.99 $  8.70 $  9.79 $  8.01 $  6.36
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       269     305     321     348     370     281     379     382     380     377
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.49 $ 11.05 $ 10.27 $ 10.74 $ 10.36 $  8.55 $  7.58 $  8.07 $  7.44 $  5.89
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,751   2,893   3,436   3,709   3,972   3,946   4,136   4,481   4,971   5,195
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.49 $ 18.68 $ 19.87 $ 21.38 $ 21.91 $ 16.09 $ 15.05 $ 16.59 $ 12.75 $  8.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       502     525     656     786     835     870     927     889     885     695
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.24 $ 13.58 $ 12.20 $ 12.72 $ 11.79 $  9.28 $  8.27 $  8.80 $  8.00 $  6.50
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       436     435     501     581     637     898   1,002   1,238   1,402   1,644
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.18 $ 11.06 $ 10.68 $ 11.16 $ 11.23 $  9.00 $  7.67 $  8.51 $  8.02 $  6.27
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,383   1,540   1,781   1,730   1,477     634     657     694     735     848
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $397.68 $335.80 $305.83 $311.29 $282.60 $217.02 $191.00 $193.27 $169.68 $134.51
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        29      32      35      38      42      41      45      55      60      63
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.20 $13.23 $13.27 $13.45 $13.36 $13.81 $13.62 $13.22 $12.71 $12.59
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,201  2,538  2,714  2,721  2,894  1,402  1,354  1,424  1,504  1,216
--------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $52.97 $44.52 $40.71 $41.09 $37.00 $28.62 $25.27 $25.32 $22.52 $18.20
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,508  1,590  1,648  1,794  2,025  1,509  1,194  1,278  1,432  1,308
--------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.98 $18.23 $18.46 $18.70 $18.74 $19.38 $19.52 $18.86 $18.41 $19.16
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      227    230    223    255    317    470    458    948    875    948
--------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.33 $12.65 $12.60 $13.09 $14.31 $11.98 $10.48 $12.15 $11.74 $ 9.40
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,013  2,039  2,219  2,215  1,905  1,245  1,332  1,511  1,714  1,924
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.27 $12.80 $12.25 $11.88 $10.77 $ 8.27 $ 7.33 $ 7.29 $ 6.39 $ 4.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,444  1,477  1,661  1,588  1,619    955    864    906  1,047  1,004
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.14 $10.03 $ 8.76 $ 9.32 $ 8.42 $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,594  2,856  2,931  3,122  2,839  1,321  1,412    832    868    847
--------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.71 $19.12 $16.22 $16.99 $15.86 $12.17 $10.57 $11.02 $ 8.92 $ 6.66
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,420  1,525  1,666  1,709  1,646  1,423  1,481  1,672  1,781  1,863
--------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $23.88 $24.20 $24.61 $25.04 $25.47 $25.91 $26.36 $26.82 $27.28 $27.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      264    321    334    350    426    514    623    729  1,227  1,943
--------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.31 $15.36 $15.44 $15.67 $15.49 $16.13 $15.98 $16.06 $15.38 $14.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,608  1,739  2,008  2,174  2,473    765    816    941  1,133    502
--------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $29.58 $26.39 $22.27 $23.74 $23.04 $17.05 $15.01 $15.91 $12.86 $10.37
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      600    647    696    761    821    733    734    850  1,024    720
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.94 $19.70 $18.39 $17.60 $15.77 $11.83 $10.61 $11.34 $ 9.80 $ 6.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      479    439    525    503    487    572    579    705    766    462
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts(1)

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for participants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.
-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 17, 2015 to a fixed maturity option with a maturity date of February 15, 2023 (eight years later) at a hypothetical rate to maturity of 4.00% ("h" in the calculation below), resulting in a maturity value of $136,857 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2019(a). Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

-------------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY/(J)/
                                                                             ("J" IN THE CALCULATION BELOW)
                                                                             FEBRUARY 15, 2019
                                                                             --------------------------------------------
                                                                              2.00%                 6.00%
-------------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2019 BEFORE WITHDRAWAL
(1) Market adjusted amount/(b)/                                              $126,428             $108,386
-------------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                               $116,973             $116,973
-------------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                       $  9,454             $ (8,587)
-------------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2019 AFTER $50,000 WITHDRAWAL
(4) Portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                        $  3,739             $ (3,961)
-------------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $ 46,261             $ 53,961
-------------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                    $ 76,428             $ 58,386
-------------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                         $ 70,712             $ 63,012
-------------------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                      $ 82,732             $ 73,723
-------------------------------------------------------------------------------------------------------------------------

You should note that in this example, if a withdrawal is made when rates have increased from 4.00% to 6.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 4.00% to 2.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

Maturity value  =        $136,857       where j is either 2% or 6%
----------------    --------------------
(1+j)/(D/365)/      (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:

Maturity value  =         $136,857
----------------    -----------------------
(1+h)/(D/365)/      (1+0.04)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365)/  = ($70,712 or $63,012) x (1+0.04)/(1,461/365)/

                                     III-1

                 APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contract is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, EQ/PIMCO Ultra Short Bond, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

--------------------------------------------------------------------------------------------------------
                                                                ANNUAL RATCHET TO
                                          6% ROLL-UP TO AGE 85       AGE 85            GWBL ENHANCED
END OF CONTRACT YEAR    ACCOUNT VALUE        BENEFIT BASE         BENEFIT BASE      DEATH BENEFIT BASE
--------------------------------------------------------------------------------------------------------
         1                $105,000           $106,000/(4)/        $105,000/(1)/        $105,000/(5)/
--------------------------------------------------------------------------------------------------------
         2                $115,500           $112,360/(3)/        $115,500/(1)/        $115,500/(5)/
--------------------------------------------------------------------------------------------------------
         3                $129,360           $119,102/(3)/        $129,360/(1)/        $129,360/(5)/
--------------------------------------------------------------------------------------------------------
         4                $103,488           $126,248/(3)/        $129,360/(2)/        $135,828/(6)/
--------------------------------------------------------------------------------------------------------
         5                $113,837           $133,823/(4)/        $129,360/(2)/        $142,296/(6)/
--------------------------------------------------------------------------------------------------------
         6                $127,497           $141,852/(4)/        $129,360/(2)/        $148,764/(6)/
--------------------------------------------------------------------------------------------------------
         7                $127,497           $150,363/(4)/        $129,360/(2)/        $155,232/(6)/
--------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(5)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(6)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, EQ/PIMCO Ultra Short Bond, the guaranteed interest option or the fixed maturity options) , no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

--------------------------------------------------------------------------------------------------------
                                                                ANNUAL RATCHET TO
                                           6% ROLL-UP TO AGE           AGE             GWBL ENHANCED
END OF CONTRACT YEAR    ACCOUNT VALUE       85 BENEFIT BASE      85 BENEFIT BASE    DEATH BENEFIT BASE
--------------------------------------------------------------------------------------------------------
         1                $109,200           $106,000/(3)/        $109,200/(1)/        $109,200/(5)/
--------------------------------------------------------------------------------------------------------
         2                $120,120           $112,360/(3)/        $120,120/(1)/        $120,120/(5)/
--------------------------------------------------------------------------------------------------------
         3                $134,534           $119,102/(3)/        $134,534/(1)/        $134,534/(5)/
--------------------------------------------------------------------------------------------------------
         4                $107,628           $126,248/(3)/        $134,534/(3)/        $141,261/(6)/
--------------------------------------------------------------------------------------------------------
         5                $118,390           $133,823/(3)/        $134,534/(2)/        $147,988/(6)/
--------------------------------------------------------------------------------------------------------
         6                $132,597           $141,852/(4)/        $134,534/(2)/        $154,715/(6)/
--------------------------------------------------------------------------------------------------------
         7                $132,597           $150,363/(4)/        $134,534/(2)/        $161,441/(6)/
--------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(5)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(6)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The tables illustrate the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution to variable investment options that roll-up at 6% only and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.25)%, 3.75% for Accumulator(R) contracts; (2.5)% and 3.5% for Accumulator(R) Plus/SM/ contracts; (2.6)% and 3.4% for Accumulator(R) Elite/SM/ contracts; and (2.65)% and 3.35% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.44%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                             TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     96,030 102,009 89,030  95,009 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     92,080 104,003 85,080  97,003 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     88,145 105,977 82,145  99,977 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     84,219 107,925 78,219 101,925 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     80,296 109,841 75,296 104,841 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     76,371 111,717 73,371 108,717 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     72,436 113,546 71,436 112,546 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     68,487 115,320 68,487 115,320 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     64,515 117,029 64,515 117,029 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     60,515 118,665 60,515 118,665 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814
----------------------------------------------------------------------------------------------------------------------------
75     15     39,760 125,340 39,760 125,340 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643
----------------------------------------------------------------------------------------------------------------------------
80     20     16,995 128,209 16,995 128,209 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001
----------------------------------------------------------------------------------------------------------------------------
85     25          0 124,886      0 124,886       0    429,187          0   517,472        0    35,794        0    35,794
----------------------------------------------------------------------------------------------------------------------------
90     30          0 132,591      0 132,591       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
95     35          0 141,692      0 141,692       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                             TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     99,667 105,885 91,667  97,885 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     95,375 107,747 87,375  99,747 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     91,116 109,580 84,116 102,580 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     86,886 111,377 79,886 104,377 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     82,678 113,132 76,678 107,132 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     78,485 114,837 73,485 109,837 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     74,300 116,486 70,300 112,486 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     70,117 118,069 67,117 115,069 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     65,929 119,577 65,929 119,577 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     61,727 121,001 61,727 121,001 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814
----------------------------------------------------------------------------------------------------------------------------
75     15     40,197 126,455 40,197 126,455 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643
----------------------------------------------------------------------------------------------------------------------------
80     20     17,013 127,829 17,013 127,829 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001
----------------------------------------------------------------------------------------------------------------------------
85     25          0 122,751      0 122,751       0    429,187          0   517,472        0    35,794        0    35,794
----------------------------------------------------------------------------------------------------------------------------
90     30          0 128,405      0 128,405       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
95     35          0 135,003      0 135,003       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                             TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
61      1     95,681 101,660 87,681  93,660 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
62      2     91,407 103,288 84,407  96,288 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
63      3     87,170 104,878 81,170  98,878 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
64      4     82,965 106,423 77,965 101,423 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
65      5     78,786 107,916 78,786 107,916 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
66      6     74,625 109,351 74,625 109,351 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
67      7     70,475 110,718 70,475 110,718 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
68      8     66,331 112,010 66,331 112,010 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
69      9     62,184 113,217 62,184 113,217 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
70     10     58,027 114,328 58,027 114,328 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814
----------------------------------------------------------------------------------------------------------------------------
75     15     36,732 118,052 36,732 118,052 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643
----------------------------------------------------------------------------------------------------------------------------
80     20     13,884 117,394 13,884 117,394 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001
----------------------------------------------------------------------------------------------------------------------------
85     25          0 109,963      0 109,963       0    429,187          0   517,472        0    35,794        0    35,794
----------------------------------------------------------------------------------------------------------------------------
90     30          0 112,891      0 112,891       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------
95     35          0 116,291      0 116,291       0    429,187          0   517,472      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6% ROLL-UP
                                              TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     95,631 101,610  95,631 101,610 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     91,311 103,186  91,311 103,186 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     87,031 104,721  87,031 104,721 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     82,787 106,209  82,787 106,209 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     78,572 107,643  78,572 107,643 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     74,378 109,016  74,378 109,016 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     70,199 110,319  70,199 110,319 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     66,027 111,544  66,027 111,544 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     61,856 112,681  61,856 112,681 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     57,678 113,720  57,678 113,720 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814
-----------------------------------------------------------------------------------------------------------------------------
75     15     36,317 117,040  36,317 117,040 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643
-----------------------------------------------------------------------------------------------------------------------------
80     20     13,462 115,909  13,462 115,909 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001
-----------------------------------------------------------------------------------------------------------------------------
85     25          0 107,938       0 107,938       0    429,187          0   517,472        0    35,794        0    35,794
-----------------------------------------------------------------------------------------------------------------------------
90     30          0 110,251       0 110,251       0    429,187          0   517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
95     35          0 112,931       0 112,931       0    429,187          0   517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000         100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000         104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000           4,000             4,000
    EARNINGS: death benefit less net
    contributions (prior to the
    withdrawal in D). B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0             3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0               0               2,000
    EARNINGS
    ENHANCEMENT BENEFIT
    EARNINGS GREATER OF D MINUS C OR
    ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000         100,000           98,000
    the withdrawal in D) A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000           98,000
    withdrawal in D) B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000           1,000               0
    CONTRIBUTIONS G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%             40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT H          1,600            400                0
    TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600         101,400           98,000
    Earnings enhancement benefit G
    PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.

               APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits in the contracts are either not available or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VIII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and        If you reside in the state of
            benefits"--"Your right to cancel  California and you are age 60 within a certain number of days"  and older at the time the contract is issued, you may
                                              return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below. This is also referred to
                                              as the "free look" period.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option (and/or
                                              guaranteed interest option, if
                                              available), the amount of your
                                              refund will be equal to your
                                              contribution, unless you make a
                                              transfer, in which case the
                                              amount of your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office. This amount could be
                                              less than your initial
                                              contribution. If the Principal
                                              guarantee benefit or Guaranteed
                                              withdrawal benefit for life is
                                              elected, the investment
                                              allocation during the 30 day
                                              free look period is limited to
                                              the guaranteed interest option.
                                              If you allocate any portion of
                                              your initial contribution to the
                                              variable investment options
                                              (other than the EQ/Money Market
                                              option) and/or fixed maturity
                                              options, your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE THROUGH
                                              CERTAIN SELLING BROKERS-DEALERS

                                              Certain selling broker-dealers
                                              offer an allocation method
                                              designed to preserve your right
                                              to a return of your
                                              contributions during the free
                                              look period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.
-------------------------------------------------------------------------------

                                     VII-1

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

------------------------------------------------------------------------------------------------
 STATE                       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------
CALIFORNIA                                                     If you choose "return of
(CONTINUED)                                                    contribution" free look
                                                               treatment of your contract, we
                                                               will allocate your entire
                                                               contribution and any subsequent
                                                               contributions made during the
                                                               40-day period following the
                                                               Contract Date, to the EQ/Money
                                                               Market investment option. In the
                                                               event you choose to exercise
                                                               your free look right under the
                                                               contract, you will receive a
                                                               refund equal to your
                                                               contributions.

                                                               If you choose the "return of
                                                               contribution" free look
                                                               treatment and your contract is
                                                               still in effect on the 40th day
                                                               (or next Business Day) following
                                                               the contract date, we will
                                                               automatically reallocate your
                                                               account value to the investment
                                                               options chosen on your
                                                               application.

                                                               Any transfers made prior to the
                                                               expiration of the 30-day free
                                                               look will terminate your right
                                                               to "return of contribution"
                                                               treatment in the event you
                                                               choose to exercise your free
                                                               look right under the contract.
                                                               Any transfer made prior to the
                                                               40th day following the contract
                                                               date will cancel the automatic
                                                               reallocation on the 40th day (or
                                                               next business day) following the
                                                               Contract Date described above.
                                                               If you do not want AXA Equitable
                                                               to perform this scheduled one-
                                                               time re-allocation, you must
                                                               call one of our customer service
                                                               representatives at 1 (800)
                                                               789-7771 before the 40th day
                                                               following the contract date to
                                                               cancel.
------------------------------------------------------------------------------------------------
FLORIDA                      See "Contract features and        The following information
                             benefits" in "Credits"(For        replaces the second bullet of
                             Accumulator(R) Plus/SM/           the final set of bullets in this
                             contracts only)                   section:
                                                               .   You may annuitize your
                                                                   contract after thirteen
                                                                   months, however, if you
                                                                   elect to receive annuity
                                                                   payments within five years
                                                                   of the contract date, we
                                                                   will recover the credit that
                                                                   applies to any contribution
                                                                   made in that five years. If
                                                                   you start receiving annuity
                                                                   payments after five years
                                                                   from the contract date and
                                                                   within three years of making
                                                                   any contribution, we will
                                                                   recover the credit that
                                                                   applies to any contribution
                                                                   made within the prior three
                                                                   years.

                             See "Your right to cancel within  If you reside in the state of
                             a certain number of days" in      Florida and you are age 65 or
                             "Contract features and benefits"  older at the time the contract is issued, you may cancel your
                                                               variable annuity contract and
                                                               return it to us within 21 days
                                                               from the date that you receive
                                                               it. You will receive an
                                                               unconditional refund equal to
                                                               the cash surrender value
                                                               provided in the annuity
                                                               contract, plus any fees or
                                                               charges deducted from the
                                                               contributions or imposed under
                                                               the contract.

                                                               If you reside in the state of
                                                               Florida and you are age 64 or
                                                               younger at the time the contract
                                                               is issued, you may cancel your
                                                               variable annuity contract and
                                                               return it to us within 14 days
                                                               from the date that you receive
                                                               it. You will receive an
                                                               unconditional refund equal to
                                                               your contributions, including
                                                               any contract fees or charges.
------------------------------------------------------------------------------------------------
OREGON                       See "We require that the          The following is added: (20)
(For Accumulator(R),         following types of                requests for required minimum
Accumulator(R) Plus/SM/      communications be on specific     distributions, other than
and Accumulator(R)           forms we provide for that         pursuant to our automatic RMD
Elite/SM/ contracts only --  purpose:" in "Who is AXA          service.
Accumulator(R) Select/SM/    Equitable?"
contracts not available)
------------------------------------------------------------------------------------------------

                                     VII-2

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------

OREGON        Flexible Premium IRA, Flexible    Not Available
(CONTINUED)   Premium Roth IRA and QP contracts

              Fixed maturity options            Not Available

              Automatic investment program      Not Available

              Special dollar cost averaging     .   Available only during the
              program (For Accumulator(R) and       first contract year.
              Accumulator(R) Elite/SM/
              contracts only)                   .   Subsequent contributions
                                                    cannot be used to elect new
                                                    programs after the first
                                                    contract year. You may make
                                                    subsequent contributions to
                                                    the initial programs while
                                                    they are still running.

              See "How you can contribute to    Additional contributions are
              your contract" in "Contract       limited to the first year after
              features and benefits" and        the contract issue date only.
              "Rules regarding contributions
              to your contract" in "Appendix X"

              See "Guaranteed minimum death     The Roll-Up benefit base is
              benefit/Guaranteed minimum        eligible for reset beginning on
              income benefit roll-up benefit    the fifth contract date
              base reset" in "Contract          anniversary and on each fifth or
              features and benefits"            later contract date anniversary
                                                after a reset.

              See "Lifetime required minimum    The following replaces the third
              distribution withdrawals" under   paragraph: We generally will not
              "Withdrawing your account value"  impose a withdrawal charge on
              in "Accessing your money"         minimum distribution withdrawals
                                                even if you are not enrolled in
                                                our automatic RMD service except
                                                if, when added to a lump sum
                                                withdrawal previously taken in
                                                the same contract year, the
                                                minimum distribution withdrawals
                                                exceed the 10% free withdrawal
                                                amount. In order to avoid a
                                                withdrawal charge in connection
                                                with minimum distribution
                                                withdrawals outside of our
                                                automatic RMD service, you must
                                                notify us using our request
                                                form. Such minimum distribution
                                                withdrawals must be based solely
                                                on your contract's account value.

              See "Selecting an annuity payout  FOR ACCUMULATOR(R) CONTRACTS: An
              option" under "Your annuity       annuity commencement date
              payout options" in "Accessing     earlier than seven years from
              your money"                       the contract issue date may not
                                                be elected.
                                                FOR ACCUMULATOR(R) ELITE/SM/
                                                CONTRACTS: An annuity
                                                commencement date earlier than
                                                four years from the contract
                                                issue date may not be elected.
                                                FOR ACCUMULATOR(R) PLUS/SM/
                                                CONTRACTS: An annuity
                                                commencement date earlier than
                                                eight years from the contract
                                                issue date may not be elected.

              See "Greater of 6% Roll-Up to     The charge is equal to 0.60% of
              age 85 or Annual Ratchet to age   the Greater of 6% Roll-Up to age
              85" under "Guaranteed minimum     85 or Annual Ratchet to age 85
              death benefit charge" in          benefit base.
              "Charges and expenses"

              See "Disability, terminal         Item (i) under this section is
              illness, or confinement to        deleted in its entirety
              nursing home" under "Withdrawal
              charge" in "Charges and expenses"
---------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                     Your contract refers to
                                                contributions as premiums.

              Special dollar cost averaging     In Pennsylvania, we refer to
              program                           this program as "enhanced rate
              (For Accumulator(R) and           dollar cost averaging."
              Accumulator(R) Elite/SM/
              contracts only)

              See "Disability, terminal         Item (iii) under this section is
              illness, or confinement to        deleted in its entirety.
              nursing home" under "Withdrawal
              charge" in "Charges and
              expenses" (For Accumulator(R),
              Accumulator(R) Plus/SM/ and
              Accumulator(R) Elite/SM/
              contracts only)

              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
---------------------------------------------------------------------------------

                                     VII-3

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO  IRA, Roth IRA, Inherited IRA, QP  Not Available
             and Rollover TSA contracts

             Beneficiary continuation option   Not Available
             (IRA)

             Tax Information -- Special rules  Income from NQ contracts we
             for NQ contracts                  issue is U.S. source. A Puerto
                                               Rico resident is subject to U.S.
                                               taxation on such U.S. source
                                               income. Only Puerto Rico source
                                               income of Puerto Rico residents
                                               is excludable from U.S.
                                               taxation. Income from NQ
                                               contracts is also subject to
                                               Puerto Rico tax. The calculation
                                               of the taxable portion of
                                               amounts distributed from a
                                               contract may differ in the two
                                               jurisdictions. Therefore, you
                                               might have to file both U.S. and
                                               Puerto Rico tax returns, showing
                                               different amounts of income from
                                               the contract for each tax
                                               return. Puerto Rico generally
                                               provides a credit against Puerto
                                               Rico tax for U.S. tax paid.
                                               Depending on your personal
                                               situation and the timing of the
                                               different tax liabilities, you
                                               may not be able to take full
                                               advantage of this credit.

                                               We require owners or
                                               beneficiaries of annuity
                                               contracts in Puerto Rico which
                                               are not individuals to document
                                               their status to avoid 30% FATCA
                                               withholding from U.S.-source
                                               income.
--------------------------------------------------------------------------------
TEXAS        See "Charges that AXA Equitable   We will deduct the annual
             deducts" under "Annual            administrative charge on a pro
             administrative charge" in         rata basis but only from your
             "Charges and expenses"            value in the variable investment
                                               options. We will not deduct this
                                               charge from your value in the
                                               guaranteed interest option.
--------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option        Not Available

             Investment simplifier --          Not Available
             Fixed-dollar option and Interest
             sweep option

             Fixed maturity options            Not Available

             Earnings enhancement benefit      Not Available

             Special dollar cost averaging     .   Available only at issue
             program
             (For Accumulator(R) and           .   Subsequent contributions
             Accumulator(R) Elite/SM/              cannot be used to elect new
             contracts only)                       programs. You may make
                                                   subsequent contributions to
                                                   the initial programs while
                                                   they are still running.

             "Greater of 6% Roll-Up to age 85  All references to this feature
             or Annual Ratchet to age 85       are deleted in their entirety.
             enhanced death benefit"           You have the choice of the
                                               following guaranteed minimum
                                               death benefits: the Greater of
                                               4% Roll-Up to age 85 or Annual
                                               Ratchet to age 85; the Annual
                                               Ratchet to age 85; the Standard
                                               death benefit; the GWBL Enhanced
                                               death benefit; or the GWBL
                                               Standard death benefit.

             See "Guaranteed minimum death     The charge for the Greater of 4%
             benefit charge" in "Fee table"    Roll-Up to age 85 or Annual
             and in "Charges and expenses"     Ratchet to age 85 is 0.60%

             See "Guaranteed minimum death     .   If you elect the 6%
             benefit and Guaranteed minimum        Guaranteed minimum income
             income benefit base" in               benefit with the Greater of
             "Contract features and benefits"      4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit, the
                                                   variable investment options
                                                   (other than those variable
                                                   investment options that roll
                                                   up at 3%), the account for
                                                   special dollar cost
                                                   averaging program and the
                                                   account for 12 month dollar
                                                   cost averaging will roll up
                                                   at an annual rate of 6% for
                                                   the Guaranteed minimum
                                                   income benefit base and 4%
                                                   for the 4% Roll-Up to age 85
                                                   benefit base.
--------------------------------------------------------------------------------

                                     VII-4

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON                                     .   If you elect the Greater of
(CONTINUED)                                        4% Roll-Up to age 85 or
                                                   Annual Ratchet to age 85
                                                   enhanced death benefit,
                                                   without the Guaranteed
                                                   minimum income benefit, the
                                                   variable investment options
                                                   (other than those variable
                                                   investment options that roll
                                                   up at 3%), the account for
                                                   special dollar cost
                                                   averaging program and the
                                                   account for 12 month dollar
                                                   cost averaging will roll up
                                                   at an annual rate of 4% for
                                                   the 4% Roll-Up to age 85
                                                   benefit base.

             See "Guaranteed minimum death     Your "Greater of 4% Roll-Up to
             benefit/Guaranteed minimum        age 85 or Annual Ratchet to age
             income benefit roll-up benefit    85 enhanced death benefit"
             base reset" in "Contract          benefit base will reset only if
             features and benefits"            your account value is greater
                                               than your Guaranteed minimum
                                               income benefit roll-up benefit
                                               base.

             See "Guaranteed minimum death     You have a choice of the
             benefit" in "Contract features    Standard death benefit, the
             and benefits"                     Annual Ratchet to age 85
                                               enhanced death benefit, or the
                                               Greater of 4% Roll-Up to age 85
                                               or Annual Ratchet to age 85
                                               enhanced death benefit.

             See "Annual administrative        The second paragraph of this
             charge" in "Charges and expenses" section is replaced with the following:

                                               FOR ACCUMULATOR(R) AND
                                               ACCUMULATOR(R) ELITE/SM/
                                               contracts:

                                               The annual administrative charge
                                               will be deducted from the value
                                               in the variable investment
                                               options on a pro rata basis. If
                                               those amounts are insufficient,
                                               we will deduct all or a portion
                                               of the charge from the account
                                               for special dollar cost
                                               averaging. If the contract is
                                               surrendered or annuitized or a
                                               death benefit is paid on a date
                                               other than a contract date
                                               anniversary, we will deduct a
                                               pro rata portion of that charge
                                               for the year.

                                               FOR ACCUMULATOR(R) SELECT/SM/
                                               contracts:

                                               The annual administrative charge
                                               will be deducted from the value
                                               in the variable investment
                                               options on a pro rata basis. If
                                               those amounts are insufficient,
                                               we will deduct all or a portion
                                               of the charge from the account
                                               for 12 month dollar cost
                                               averaging. If the contract is
                                               surrendered or annuitized or a
                                               death benefit is paid on a date
                                               other than a contract date
                                               anniversary, we will deduct a
                                               pro rata portion of that charge
                                               for the year.
                                               FOR ACCUMULATOR(R) PLUS/SM/
                                               contracts:
                                               The annual administrative charge
                                               will be deducted from the value
                                               in the variable investment
                                               options on a pro rata basis. If
                                               the contract is surrendered or
                                               annuitized or a death benefit is
                                               paid on a date other than a
                                               contract date anniversary, we
                                               will deduct a pro rata portion
                                               of that charge for the year.

-----------------------------------------------

                                     VII-5

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
WASHINGTON   See "How withdrawals affect your  The first sentence of the third
(CONTINUED)  Guaranteed minimum income         paragraph is replaced with the
             benefit, Guaranteed minimum       following:
             death benefit and Principal       With respect to the Guaranteed
             guarantee benefits" in            minimum income benefit and the
             "Accessing your money"            Greater of 4% Roll-Up to age 85
                                               or Annual Ratchet to age 85
                                               enhanced death benefit,
                                               withdrawals (including any
                                               applicable withdrawal charges)
                                               will reduce each of the
                                               benefits' Roll-Up to age 85
                                               benefit base on a
                                               dollar-for-dollar basis, as long
                                               as the sum of the withdrawals in
                                               a contract year is 6% or less of
                                               each benefit's Roll-Up benefit
                                               base on the contract issue date
                                               or the most recent contract date
                                               anniversary, if later. With
                                               respect to the Greater of 4%
                                               Roll-Up to age 85 or Annual
                                               Ratchet to age 85 enhanced death
                                               benefit, if elected without the
                                               Guaranteed minimum income
                                               benefit, withdrawals (including
                                               any applicable withdrawal
                                               charges) will reduce the 4%
                                               Roll-Up to age 85 benefit base
                                               on a dollar-for-dollar basis, as
                                               long as the sum of the
                                               withdrawals in a contract year
                                               is 6% or less of the 4% Roll-Up
                                               to age 85 benefit base on the
                                               contract issue date or the most
                                               recent contract date
                                               anniversary, if later.

             See "10% free withdrawal amount"  The 10% free withdrawal amount
             under "Withdrawal charge" in      applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM/ and Accumulator(R)
             Elite/SM/ contracts only)

             See "Certain withdrawals" under   If you elect the Greater of 4%
             "Withdrawal charge" in "Charges   Roll-Up to age 85 or Annual
             and expenses" (For                Ratchet to age 85 enhanced death
             Accumulator(R), Accumulator(R)    benefit without a Guaranteed
             Plus/SM/ and Accumulator(R)       minimum income benefit, the
             Elite/SM/ contracts only)         withdrawal charge will be waived
                                               for any withdrawal that,
                                               together with any prior
                                               withdrawals made during the
                                               contract year, does not exceed
                                               6% of the beginning of contract
                                               year 4% Roll-Up to age 85
                                               benefit base, even if such
                                               withdrawals exceed the free
                                               withdrawal amount.

             See "Withdrawal charge" in        The owner (or older joint owner,
             "Charges and expenses" under      if applicable) has qualified to
             "Disability, terminal illness,    receive Social Security
             or confinement to nursing home"   disability benefits as certified
             (For Accumulator(R),              by the Social Security
             Accumulator(R) Plus/SM/ and       Administration or a statement
             Accumulator(R) Elite/SM/          from an independent U.S.
             contracts only)                   licensed physician stating that
                                               the owner (or older joint owner,
                                               if applicable) meets the
                                               definition of total disability
                                               for at least 6 continuous months
                                               prior to the notice of claim.
                                               Such disability must be
                                               re-certified every 12 months.
--------------------------------------------------------------------------------

                                     VII-6

APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix VIII: Contract variations

--------------------------------------------------------------------------------

The contracts described in this Prospectus are no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
July 10, 2006 -           Greater of 6% Roll-Up to  The fee for this benefit
January 15, 2007          age 85 or Annual Ratchet  is 0.60%.
                          to age 85 enhanced death
                          benefit

                          Guaranteed minimum death  The Roll-Up benefit base
                          benefit/                  is eligible for reset
                          Guaranteed minimum        beginning on the fifth
                          income benefit roll-up    contract date
                          benefit base reset        anniversary and on each
                                                    fifth or later contract
                                                    date anniversary after a
                                                    reset.
-----------------------------------------------------------------------------

January 16, 2007-present  Greater of 6% Roll-Up to  The fee for this benefit age 85 or Annual Ratchet is 0.65%./(1)/ to age 85 enhanced death benefit

                          Guaranteed minimum death  The Roll-Up benefit base
                          benefit/ Guaranteed       is eligible for reset
                          minimum income benefit    annually./(1)/
                          roll-up benefit base
                          reset
-----------------------------------------------------------------------------
(1)This charge and feature are not available to contracts issued in Oregon.

                                    VIII-1

                      APPENDIX VIII: CONTRACT VARIATIONS

Appendix IX: Tax-sheltered annuity contracts (TSAs)

WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.

--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

We no longer accept contributions to TSA contracts. Contributions to an Accumulator(R) Series TSA contract had been extremely limited. AXA Equitable had permitted contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must have agreed to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable did not accept employer-remitted contributions. AXA Equitable did not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.


TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default has been reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES

Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

              APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix X: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   0-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT  .   $100 monthly and $300 quarterly under our automatic investment program (additional)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS        .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)
                     .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                  ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   20-80 (ACCUMULATOR(R) PLUS/SM/ )
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT  .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.
                     .   Rollovers from another traditional individual retirement arrangement.
                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                     .   Regular IRA contributions.
                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/       contract date anniversary. (Accumulator(R), Accumulator(R) Elite/SM/ & Accumulator(R)
                         Select/SM/)
                     .   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.
                     .   Although we accept regular IRA contributions (limited to $5,500) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                               ROTH CONVERSION IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   20-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT  .   $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
-------------------------------------------------------------------------------------------------------------------------

-------------
(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                        ROTH CONVERSION IRA (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
SOURCE OF           .   Rollovers from another Roth IRA.
CONTRIBUTIONS       .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                    .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                    .   Direct transfers from another Roth IRA.
                    .   Regular Roth IRA contributions.
                    .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON      .   No additional rollover or direct contributions after attainment of age 81, or, if later, the
CONTRIBUTIONS/(1)/      first contract date anniversary. (ACCUMULATOR(R))
                    .   No additional rollover or direct contributions after attainment of age 81 or, if later, the first contract date anniversary. (ACCUMULATOR(R) PLUS/SM/)
                    .   No additional rollover or direct transfer contributions after attainment of age 86 or, If later, the first contract date anniversary (ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R)
                        SELECT/SM/).
                    .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                    .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                    .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                  INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $1,000
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased
CONTRIBUTIONS            owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                     .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified cir- cumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   Any additional contributions must be from the same type of IRA of the same deceased owner.
CONTRIBUTIONS/(1)/

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       QP
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R) ELITE/SM/)
                     .   20-70 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Only transfer contributions from other investments within an existing qualified plan trust.
CONTRIBUTIONS        .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.
                     .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   A separate QP contract must be established for each plan participant.
CONTRIBUTIONS/(1)/   .   We do not accept regular on-going payroll contributions or contributions directly from the employer.
                     .   Only one additional transfer contribution may be made during a contract year.
                     .   No additional transfer contributions after the annuitant's attainment of age 76 (age 71 under
                         Accumulator(R) Plus/SM/ contracts) or if later, the first contract date anniversary.
                     .   Contributions after age 70 1/2 must be net of any required minimum distributions.
                     .   We do not accept contributions from defined benefit plans.
See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
-------------------------------------------------------------------------------------------------------------------------

-------------
(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                   FLEXIBLE PREMIUM IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-70 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular traditional IRA contributions.
                          .   Additional catch-up contributions.
                          .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
                              457(b) plans.
                          .   Rollovers from another traditional individual retirement arrangement.
                          .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No regular IRA contributions in the calendar year you turn age 70 1/2 and thereafter.
CONTRIBUTIONS/(1)/        .   Regular contributions may not exceed $5,500.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.
                          .   Rollover and direct transfer contributions may be made up to attainment of age 86.
                          .   Rollover and direct transfer contributions after age 70 1/2 must be net of required minimum distributions.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 FLEXIBLE PREMIUM ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
                          .   Rollovers from another Roth IRA.
                          .   Rollovers from a ''designated Roth contribution account'' under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions may be made after attainment of age 86, or, if later, the first
CONTRIBUTIONS/(1)/            contract date anniversary.
                          .   Contributions are subject to income limits and other tax rules.
                          .   Regular Roth IRA contributions may not exceed $5,500.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium Roth
                              IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

          APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix XI: Guaranteed benefit lump sum payment option hypothetical illustrations

--------------------------------------------------------------------------------

EXAMPLE 1*. GMIB

Assume the contract owner is a 75 year old male who elected the GMIB at contract issue. Further assume the GMIB benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. If the no lapse guarantee remains in effect, the contract owner would receive one the following:

--------------------------------------------------------------------------------------------
 IF THE TYPE OF ANNUITY IS/1/:                     THEN THE ANNUAL PAYMENT AMOUNT WOULD BE:
--------------------------------------------------------------------------------------------
A single life annuity                              $7,764.13
--------------------------------------------------------------------------------------------
A single life annuity with a maximum               $6,406.96
10-year period certain
--------------------------------------------------------------------------------------------
A joint life annuity                               $5,675.19
--------------------------------------------------------------------------------------------
A joint life annuity with a maximum                $5,561.69
10-year period certain
--------------------------------------------------------------------------------------------

(1)These are the only annuity payout options available under the GMIB. Not all annuity payout options are available in all contract series.

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

----------------------------------------------------------------------------------------
 IF THE PERCENTAGE OF                              THEN THE GUARANTEED BENEFIT LUMP SUM
 COMPUTED CONTRACT RESERVE IS:                     PAYMENT AMOUNT WOULD BE:
----------------------------------------------------------------------------------------
50%                                                $35,397.46
----------------------------------------------------------------------------------------
60%                                                $42,476.95
----------------------------------------------------------------------------------------
70%                                                $49,556.45
----------------------------------------------------------------------------------------
80%                                                $56,635.94
----------------------------------------------------------------------------------------
90%                                                $63,715.43
----------------------------------------------------------------------------------------

EXAMPLE 2*. GWBL -- WITH NO GUARANTEED MINIMUM OR ENHANCED DEATH BENEFIT

Assume the contract owner is a 75 year old male who elected the GWBL at contract issue. Also assume the contract has no guaranteed minimum or enhanced death benefit. Further assume the GWBL benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. The contract owner would receive one the following:

-------------------------------------------------------------------------------------------------------
                                                   THEN THE GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA)
 IF THE APPLICABLE PERCENTAGE IS:                  WOULD BE:
-------------------------------------------------------------------------------------------------------
4.0%                                               $4,000.00
-------------------------------------------------------------------------------------------------------
5.0%                                               $5,000.00
-------------------------------------------------------------------------------------------------------
6.0%                                               $6,000.00
-------------------------------------------------------------------------------------------------------

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

--------------------------------------------------------------------------------------------------------
                       AND THE GAWA IS $4,000:     AND THE GAWA IS $5,000:     AND THE GAWA IS $6,000:
IF THE PERCENTAGE OF THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT
 COMPUTED CONTRACT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT
    RESERVE IS:               WOULD BE:                   WOULD BE:                   WOULD BE:
--------------------------------------------------------------------------------------------------------
        50%                  $19,025.75                  $23,782.19                  $28,538.63
--------------------------------------------------------------------------------------------------------
        60%                  $22,830.90                  $28,538.63                  $34,246.36
--------------------------------------------------------------------------------------------------------
        70%                  $26,636.05                  $33,295.07                  $39,954.08
--------------------------------------------------------------------------------------------------------
        80%                  $30,441.20                  $38,051.51                  $45,661.81
--------------------------------------------------------------------------------------------------------
        90%                  $34,246.36                  $42,807.94                  $51,369.53
--------------------------------------------------------------------------------------------------------

                                     XI-1

     APPENDIX XI: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATIONS

EXAMPLE 3*. GWBL -- WITH A GUARANTEED MINIMUM OR ENHANCED DEATH BENEFIT

Assume the same facts in Example 2 above; except that the contract includes a $100,000 guaranteed minimum or enhanced death benefit at the time the account value fell to zero.

--------------------------------------------------------------------------------------------------------
                                                   THEN THE GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA)
 IF THE APPLICABLE PERCENTAGE IS:                  WOULD BE:
--------------------------------------------------------------------------------------------------------
4.0%                                               $4,000.00
--------------------------------------------------------------------------------------------------------
5.0%                                               $5,000.00
--------------------------------------------------------------------------------------------------------
6.0%                                               $6,000.00
--------------------------------------------------------------------------------------------------------

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

--------------------------------------------------------------------------------------------------------
                       AND THE GAWA IS $4,000:     AND THE GAWA IS $5,000:     AND THE GAWA IS $6,000:
IF THE PERCENTAGE OF THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT THEN THE GUARANTEED BENEFIT
 COMPUTED CONTRACT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT     LUMP SUM PAYMENT AMOUNT
    RESERVE IS:               WOULD BE:                   WOULD BE:                   WOULD BE:
--------------------------------------------------------------------------------------------------------
        50%                  $31,602.39                  $35,561.38                  $39,341.92
--------------------------------------------------------------------------------------------------------
        60%                  $37,922.87                  $42,673.65                  $47,210.30
--------------------------------------------------------------------------------------------------------
        70%                  $44,243.34                  $49,785.93                  $55,078.69
--------------------------------------------------------------------------------------------------------
        80%                  $50,563.82                  $56,898.20                  $62,947.07
--------------------------------------------------------------------------------------------------------
        90%                  $56,884.30                  $64,010.48                  $70,815.46
--------------------------------------------------------------------------------------------------------

* These examples are hypothetical and are the result of a significant number of actuarial calculations using multiple market scenarios and many years of future projections. Examples 2 and 3 do not reflect GAWA payments made on a joint life basis. GAWA Payments made on a joint life basis would be lower. In addition, Examples 2 and 3 do not reflect reductions for any annual payments under a Customized payment plan or Maximum payment plan made since the account value fell to zero. The results are for illustrative purposes and are not intended to represent your particular situation. Your guaranteed annual payments or Guaranteed Benefit Lump Sum Payment amount may be higher or lower than the amounts shown.

                                     XI-2

     APPENDIX XI: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATIONS

Appendix XII: New Guaranteed Withdrawal Benefit for Life

--------------------------------------------------------------------------------

The information in this appendix is only applicable to contract holders who received and accepted an offer (the Conversion option) to convert their Guaranteed minimum income benefit into a guaranteed withdrawal benefit for life (New GWBL).

When you elected the Conversion option, we converted your Guaranteed minimum income benefit (the GMIB) into the New GWBL in return for terminating your GMIB and Guaranteed minimum death benefit (the GMDB) and accepting a modified death benefit (the Modified DB). The New GWBL and Modified DB are described below.

NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

The New GWBL guarantees that you can take withdrawals up to a maximum amount per year (your "GUARANTEED ANNUAL WITHDRAWAL AMOUNT") without reducing your New GWBL benefit base. The New GWBL is currently only available to those owners who were eligible for and elected the Guaranteed Minimum Income Benefit to Guaranteed Withdrawal Benefit for Life Conversion Option. You may take withdrawals by electing one of our automated payment plans or by taking partial withdrawals. All withdrawals reduce your account value and may reduce your Modified DB. The restrictions on your choice of variable investment options due to your previous election of the GMIB will continue to apply after you convert to the New GWBL.

PLEASE NOTE:

..   If you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount, those withdrawals may significantly reduce or eliminate the value of the benefit (see "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below).

..   If you are using your contract to fund a charitable remainder trust, you will have to take certain distribution amounts. Those distributions may adversely impact the benefit.

For traditional IRA contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the New GWBL benefit, provided you comply with the conditions described under "LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS" in "Effect of New GWBL Excess withdrawals" below, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

NEW GWBL BENEFIT BASE

Your initial "New GWBL benefit base" is determined as of the Effective Date and will be equal to your GMIB benefit base as of that date.

If you decide to defer taking withdrawals, your New GWBL benefit base will roll up daily (the "GWBL ROLL-UP") at the same annual Roll-Up rate that applied to your GMIB benefit base prior to the Effective Date, until the earlier of the date of your first withdrawal or the contract date anniversary following the owner (or annuitant, depending on your contract) reaching age 85. Once you take your first withdrawal or beginning on the contract date anniversary following age 85, your New GWBL benefit base will no longer roll up.

Your New GWBL benefit base is not reduced by withdrawals, except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("NEW GWBL EXCESS WITHDRAWAL"). See "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage (the "NEW GWBL WITHDRAWAL PERCENTAGE") of your GMIB benefit base on the contract date anniversary prior to your acceptance of the conversion option.

Any withdrawals taken during the contract year in which you convert to the New GWBL but prior to the date your conversion option election becomes effective will count towards your initial Guaranteed annual withdrawal amount. This means that if the sum of those withdrawals exceeds your initial Guaranteed annual withdrawal amount, any withdrawals you take prior to your next contract date anniversary will be New GWBL Excess withdrawals.

In each subsequent contract year, your Guaranteed annual withdrawal amount is recalculated on your contract date anniversary, and is equal to the New GWBL withdrawal percentage of your New GWBL benefit base on that date.

The New GWBL withdrawal percentage that will apply to your contract will be two percentage points higher than the annual Roll-Up rate we currently apply to your GMIB benefit base. If your GMIB annual Roll-Up rate is 6.0%, your New GWBL withdrawal percentage will be 8.0%.

Beginning with the contract year following the year in which you elect the conversion option, the Guaranteed annual withdrawal amount is guaranteed never to decrease for each year in which your account value does not fall to zero and there are no New GWBL Excess withdrawals. We will

                                     XII-1

           APPENDIX XII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE also recalculate your Guaranteed annual withdrawal amount as of the date of any New GWBL Excess withdrawal, as described in "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below.

Your Guaranteed annual withdrawals are not cumulative from year to year. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year. The minimum withdrawal amount is generally $300.

Withdrawals will be taken pro rata from your investment options. See "HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE" in the "Accessing your money" section for more information.

The withdrawal charge, if applicable under your contract, is waived upon conversion to the New GWBL for all withdrawals going forward.

GWBL ROLL-UP

By electing the New GWBL, you are eligible for the GWBL Roll-Up, whereby we will increase your benefit base by a percentage of your benefit base that is equal to the annual GMIB Roll-Up rate that applied to your GMIB. (Investment options that rolled up at 3.0% for purposes of calculating your GMIB benefit base will continue to do so for purposes of calculating your New GWBL benefit base.) The GWBL Roll-Up is calculated and added to your New GWBL benefit base each day until you make a withdrawal from your contract. Once you make a withdrawal, the GWBL Roll-Up will no longer apply. The GWBL Roll-Up will also no longer apply after the contract date anniversary following your 85th birthday, even if you have never taken a withdrawal.

EFFECT OF NEW GWBL EXCESS WITHDRAWALS

A New GWBL Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the portion of that withdrawal that exceeds the Guaranteed annual withdrawal amount and the entire amount of each subsequent withdrawal in that contract year are considered New GWBL Excess withdrawals.

A New GWBL Excess withdrawal can cause a significant reduction in both your New GWBL benefit base and your Guaranteed annual withdrawal amount. If you make a New GWBL Excess withdrawal, we will recalculate your New GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The New GWBL benefit base is reduced pro rata by the portion of withdrawal that exceeds the Guaranteed annual withdrawal amount as of the date of the New GWBL Excess withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce the benefit base by the same percentage (as shown in the example below).

..   On your next contract date anniversary, your Guaranteed annual withdrawal amount is recalculated to equal the New GWBL withdrawal percentage multiplied by the recalculated New GWBL benefit base.

Please note that withdrawals in excess of your Guaranteed annual withdrawal amount may significantly reduce or eliminate the value of the New GWBL. If your account value is less than your New GWBL benefit base (due, for example, to negative market performance), a New GWBL Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your New GWBL benefit base and the Guaranteed annual withdrawal amount.

EXAMPLE: Assume your New GWBL benefit base is $100,000, your New GWBL withdrawal percentage is 8.0% and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $8,000 (8.0% of $100,000). If you take an initial withdrawal of $12,000:

..   $8,000 of this withdrawal represents your Guaranteed annual withdrawal amount.

..   $4,000 of this withdrawal is a New GWBL Excess withdrawal, which is equal to 5.0% of your account value of $80,000 immediately prior to the withdrawal. Your New GWBL benefit base is immediately reduced by $5,000 ($100,000 x 5.0%) to $95,000. In addition, your Guaranteed annual withdrawal amount beginning in the next contract year is reduced to $7,600 (8.0% x $95,000), instead of the original $8,000.

You should note that a New GWBL Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" later in this section.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS. In general, if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause a New GWBL Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount.

If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on each December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as New GWBL Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an New GWBL Excess withdrawal. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your New GWBL benefit base and Guaranteed annual withdrawal amount may be reduced as described above.

                                     XII-2

           APPENDIX XII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If you elect our Automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on each December 1st that will equal your required minimum distribution less all withdrawals made through November 30/th/. If prior to December 1/st/ you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as a New GWBL Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1/st/ your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as a New GWBL Excess withdrawal.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to a New GWBL Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. IF A NEW GWBL EXCESS WITHDRAWAL RESULTS IN A WITHDRAWAL THAT EQUALS MORE THAN 90% OF YOUR CASH VALUE OR REDUCES YOUR CASH VALUE TO LESS THAN $500, WE WILL TREAT YOUR REQUEST AS A SURRENDER OF YOUR CONTRACT EVEN IF YOUR GWBL BENEFIT BASE IS GREATER THAN ZERO, AND YOU WILL RECEIVE NO FURTHER PAYMENTS OR BENEFITS.

If your account value falls to zero, either due to a withdrawal or surrender that is not a New GWBL Excess withdrawal, your contract will terminate and you will be issued and receive annual payments under a supplementary life annuity contract, beginning on your next contract date anniversary. The amount of these payments will be based on your (or the younger spouse's, if applicable) age on the date the account value fell to zero, your New GWBL benefit base and the applicable annuity purchase factor. The annuity purchase factors are specified in your New GWBL contract endorsement, and are lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount.

Your supplementary life annuity contract will be automatically established as a Single life benefit contract. You can convert to a Joint life benefit contract by contacting us and adding a joint owner to the supplementary life annuity contract in writing any time before the later of the first payment is made or 30 days after the account value reached zero.

When the supplementary life annuity contract is issued, the owner of record under this contract will be the owner under the supplementary life annuity contract. The owner will also become the annuitant under the supplementary life annuity contract. Any joint owner under this contract will become the joint annuitant under the supplementary life annuity contract. If this contract is owned by a non-natural owner, the annuitant and joint annuitant, if applicable, generally remain the same under the supplementary life annuity contract.

If you were taking withdrawals through a "Maximum payment plan" or "Customized payment plan", your payment frequency will remain unchanged using the new payment amount. Any remaining balance of your new annual payment amount for the current contract year will be paid in a lump sum, and then your new payments will continue at the same frequency on your next contract date anniversary. If you were taking unscheduled partial withdrawals, we will pay any remaining balance of your new annual payment amount for the current contract year in a lump sum, and then continue your new payments on your next contract date anniversary.

At our discretion, we may make the Lump Sum Payment Option available to you if your account value falls to zero for any reason other than a New GWBL Excess withdrawal. If we make this option available to you, we will notify you and the lump sum will be paid only if you elect that option. See "GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION" in the "Contract features and benefits" section for more information.

ANNUITIZATION AND MATURITY DATE

If you decide to annuitize your contract prior to your account value going to zero, we will apply the higher of (i) the current annuity purchase factors or
(ii) the guaranteed annuity purchase factors specified in your contract to your account value to determine your periodic payments.

Your contract has a maturity date, which is the contract date anniversary following your 95th birthday (or 90th birthday if you purchased your contract in New York). If your account value is greater than zero on the maturity date, your contract will terminate and a supplementary life annuity contract will be issued and your annual lifetime payments will begin on your next contract date anniversary and will continue until your death or your surviving spouse's death, if applicable. The amount of these payments will be based your New GWBL benefit base on the maturity date and the applicable annuity purchase factor specified in your New GWBL contract endorsement (which is lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount) or the current annuity purchase factor, whichever is higher.

NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE CHARGE

We deduct a charge for New GWBL benefit annually as a percentage of your New GWBL benefit base on each contract date anniversary. The charge is established on the Effective Date and is equal to the GMIB charge on the Effective Date applied to your New GWBL benefit base. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2 unless you qualify for an exception. See in the "TAX INFORMATION" section for more information.

..   All withdrawals reduce your account value and may reduce your Modified DB.
    See "MODIFIED DEATH BENEFIT" below for more information.

                                     XII-3

           APPENDIX XII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

..   The New GWBL benefit terminates if the contract is continued under the beneficiary continuation option. See "BENEFIT CONTINUATION OPTION" in the "Payment of death benefit" section.

..   If you elect the New GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" above, even if pursuant to a divorce decree.

MODIFIED DEATH BENEFIT

If you convert your GMIB, your GMDB will no longer be in effect and will be replaced by the "Modified DB". The value of your GMDB benefit base on the Effective Date will become your Modified DB benefit base. The Modified DB benefit base will not increase, even if you defer taking withdrawals under the New GWBL, and will be reduced as follows:

..   If you had a "Greater of" GMDB, until age 85 your Modified DB benefit base
    (i) will not be reduced by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) will be reduced on a pro rata basis by the amount of any New GWBL Excess withdrawal. Beginning in the contract year in which you turn 85, your Modified DB benefit base will be reduced (i) on a dollar-for-dollar basis by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) on a pro rata basis by the amount of any New GWBL Excess withdrawal.

   "Reduction on a pro rata basis" means that we calculate the percentage of your account value that is being withdrawn in excess of your Guaranteed annual withdrawal amount, and we reduce your Modified DB benefit base by that percentage. For example, assume your account value is $60,000, your Modified DB benefit base is $100,000 and your Guaranteed annual withdrawal amount is $8,000. If you withdraw $11,000, the $3,000 excess portion of that withdrawal represents 5.0% of your account value and will reduce your Modified DB benefit base benefit by 5.0%, or $5,000, to $95,000.

..   If you had the Standard or Annual Ratchet to age 85 death benefit, your death benefit will be reduced on a pro rata basis by any withdrawals you make.

The death benefit is equal to: (i) your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment, or (ii) the Modified DB benefit base amount on the date of the owner's death (adjusted for any subsequent withdrawals), whichever provides a higher amount.

MODIFIED DB CHARGE

The percentage charge you will pay for the Modified DB is as follows:

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.80%, you will pay a reduced annual charge of 0.55% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.65%, you will pay a reduced annual charge of 0.40% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.60%, you will pay a reduced annual charge of 0.35% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the Annual Ratchet to age 85 death benefit, you will continue to pay the same annual charge of 0.25% for the Modified DB.

..   If you previously had the Standard death benefit (for which there is no charge), there is no annual charge for the Modified DB.

NEW GWBL AND MODIFIED DEATH BENEFIT TERMINATION

The New GWBL and Modified DB will automatically terminate if: (i) a New GWBL Excess withdrawal reduces your account value to zero, (ii) the contract is continued under the beneficiary continuation option, if applicable, (iii) all amounts under the contract are applied to an annuity benefit, (iv) except as provided below, you change the owner of the contract, (v) you make an assignment of the contract, (vi) termination is required by an endorsement to your contract, or (vii) the contract terminates for any other reason. The New GWBL and Modified DB will not terminate if either of the following occurs:

..   If the contract is owned by a non-natural owner and the owner is changed to an individual, the New GWBL and Modified DB will not terminate and the contract's benefits will continue to be determined by the annuitant, or joint annuitant, as applicable, at the time of ownership change.

..   If the contract is owned by an individual, and the owner is changed to a trust and the beneficial owner(s) remains the former owner or his or her family members, the New GWBL and Modified DB will not terminate and the contract's benefits continue to be determined by the original owner.

                                     XII-4

           APPENDIX XII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE

Who is AXA Equitable?                                            2

Unit Values                                                      2

Custodian and Independent Registered Public Accounting Firm      2

Distribution of the Contracts                                    2

Financial Statements                                             2

Condensed Financial Information                              Appendix I

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2018.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                               Accumulator '02/'04, '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0
                                                                                       All
                                                                                   #478713

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2018


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/, and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option, fixed maturity options or the account for special dollar cost averaging* ("investment options").

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS, EXCEPT TSA CONTRACTS, ISSUED IN THE STATE OF MARYLAND. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.

Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VIII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any contribution from you at any time, including after you purchase the contract.

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
.. AXA Aggressive Allocation
.. AXA Conservative Allocation
.. AXA Conservative-Plus Allocation
.. AXA Moderate Allocation
.. AXA Moderate-Plus Allocation

.. 1290 VT GAMCO Mergers & Acquisitions
.. 1290 VT GAMCO Small Company Value

.. 1290 VT Socially Responsible
.. AXA 400 Managed Volatility
.. AXA 2000 Managed Volatility
.. AXA/AB Short Duration Government Bond
.. AXA/AB Small Cap Growth
.. AXA/Franklin Balanced Managed Volatility
.. AXA/Franklin Small Cap Value Managed Volatility
.. AXA/Franklin Templeton Allocation Managed Volatility
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Value Managed Volatility
.. AXA/Janus Enterprise
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
--------------------------------------------------------------------------------
-------------
* The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts.
.. AXA/Mutual Large Cap Equity Managed Volatility
.. AXA/Templeton Global Equity Managed Volatility
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Equity 500 Index
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index
.. EQ/ Mid Cap Index
.. EQ/Money Market
.. EQ/Quality Bond Plus
.. EQ/Small Company Index
.. Multimanager Technology
--------------------------------------------------------------------------------



You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities Portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option and the fixed maturity option, and the account for special dollar cost averaging, which are discussed later in this Prospectus.

TYPES OF CONTRACTS.  Contracts were offered for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA ("Rollover
    IRA" or "Flexible Premium IRA") or Roth IRA ("Roth Conversion IRA" or "Flexible Premium Roth IRA" ).

..   Traditional and Roth inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer contributions only).

..   An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required). We no longer accept contributions to TSA contracts.

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in Appendix XI for more information.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                    '02/'04 All
                                                                        #459139

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2018, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


THE CONTRACT IS NO LONGER AVAILABLE FOR NEW PURCHASERS. These versions of the Accumulator(R) series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix IX later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

--------------------------------------------------------------------------------



             ------------------------------------------------------
             NOT ALL OF THE FEATURES LISTED ARE AVAILABLE UNDER
             ALL CONTRACTS OR IN ALL STATES.
             ------------------------------------------------------

             Index of key words and phrases                      5
             Who is AXA Equitable?                               7
             How to reach us                                     8
             The Accumulator(R) Series at a glance -- key
               features                                         10

             ------------------------------------------------------
             FEE TABLE                                          13
             ------------------------------------------------------

             Example                                            15
             Condensed financial Information                    16

             ------------------------------------------------------
             1. CONTRACT FEATURES AND BENEFITS                  17
             ------------------------------------------------------
             How you can contribute to your contract            17
             Owner and annuitant requirements                   17
             How you can make your contributions                17
             What are your investment options under the
               contract?                                        18
             Portfolios of the Trusts                           19
             Allocating your contributions                      25
             Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS
               ONLY)                                            29
             Guaranteed minimum death benefit and Guaranteed
               minimum income benefit base                      30
             Annuity purchase factors                           32
             Guaranteed minimum income benefit option           32
             Guaranteed minimum death benefit                   35
             Principal Protector/SM/                            37
             Guaranteed benefit offers                          40
             Guaranteed benefit lump sum payment option         40
             Inherited IRA beneficiary continuation contract
               (FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/,
               AND SELECT/SM/ CONTRACTS ONLY)                   41
             Your right to cancel within a certain number of
               days                                             42

             ------------------------------------------------------
             2. DETERMINING YOUR CONTRACT'S VALUE               43
             ------------------------------------------------------
             Your account value and cash value                  43
             Your contract's value in the variable investment
               options                                          43
             Your contract's value in the guaranteed interest
               option                                           43
             Your contract's value in the fixed maturity
               options                                          43
             Your contract's value in the account for special
               dollar cost averaging (FOR ACCUMULATOR(R) AND
               ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)         43
             Effect of your account value falling to zero       43
             Termination of your contract                       44


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          45
             ------------------------------------------------------
             Transferring your account value                    45
             Our administrative procedures for calculating
               your Roll-Up benefit base following a transfer   45
             Disruptive transfer activity                       46
             Rebalancing your account value                     47

             ------------------------------------------------------
             4. ACCESSING YOUR MONEY                            48
             ------------------------------------------------------
             Withdrawing your account value                     48
             How withdrawals are taken from your account value 51 How withdrawals (and transfers out of the Special
               10 year fixed maturity option) affect your
               Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal
               benefit option 2                                 51
             How withdrawals affect Principal Protector/SM/     52
             Withdrawals treated as surrenders                  52
             Loans under Rollover TSA contracts                 53
             Surrendering your contract to receive its cash
               value                                            53
             When to expect payments                            54
             Signature Guarantee                                54
             Your annuity payout options                        54

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            56
             ------------------------------------------------------
             Charges that AXA Equitable deducts                 56
             Charges that the Trusts deduct                     61
             Group or sponsored arrangements                    61
             Other distribution arrangements                    61

             ------------------------------------------------------
             6. PAYMENT OF DEATH BENEFIT                        62
             ------------------------------------------------------
             Your beneficiary and payment of benefit            62
             How death benefit payment is made                  63
             Beneficiary continuation option                    65

             ------------------------------------------------------
             7. TAX INFORMATION                                 69
             ------------------------------------------------------
             Overview                                           69
             Contracts that fund a retirement arrangement       69
             Transfers among investment options                 69
             Taxation of nonqualified annuities                 69
             Individual retirement arrangements (IRAs)          71
             Traditional individual retirement annuities
               (traditional IRAs)                               72
             Roth individual retirement annuities (Roth IRAs)   77
             Tax withholding and information reporting          79
             Special rules for contracts funding qualified
               plans                                            80
             Impact of taxes to AXA Equitable                   80

             ------------------------------------------------------
             8. MORE INFORMATION                                81
             ------------------------------------------------------
             About Separate Account No. 49                      81
             About the Trusts                                   81
             About our fixed maturity options                   81
             About the general account                          82


             About other methods of payment                     83
             Dates and prices at which contract events occur    83
             About your voting rights                           84
             Cybersecurity                                      84
             Fiduciary Rule                                     85
             Statutory compliance                               85
             About legal proceedings                            85
             Financial statements                               85
             Transfers of ownership, collateral assignments,
               loans and borrowing                              85
             How divorce may affect your guaranteed benefits    86
             Distribution of the contracts                      86

             ------------------------------------------------------
             9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE 89
             ------------------------------------------------------

             ------------------------------------------------------
             APPENDICES
             ------------------------------------------------------

             I  --  Condensed financial information               I-1
            II  --  Purchase considerations for QP contracts     II-1
           III  --  Market value adjustment example             III-1
            IV  --  Enhanced death benefit example               IV-1
             V  --  Hypothetical Illustrations                    V-1
            VI  --  Guaranteed principal benefit example         VI-1
           VII  --  Protection Plus/SM/ example                 VII-1
          VIII  --  State contract availability and/or
                      variations of certain features and
                      benefits                                 VIII-1
            IX  --  Contract Variations                          IX-1
             X  --  Tax-sheltered annuity contracts (TSAs)        X-1
            XI  --  Rules regarding contributions to your
                      contract                                   XI-1
           XII  --  Guaranteed benefit lump sum payment
                      option hypothetical Illustration          XII-1
          XIII  --  New Guaranteed withdrawal Benefit for Life XIII-1

          ------------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION
            Table of contents                                     135
          ------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                    PAGE

      6% Roll-Up to age 85 enhanced death benefit                      30
      12 month dollar cost averaging                                   28
      account for special dollar cost averaging                        25
      account value                                                    43
      administrative charge                                            56
      annual administrative charge                                     57
      Annual Ratchet to age 85 enhanced death benefit              31, 30
      annuitant                                                        17
      annuitization                                                    54
      annuity maturity date                                            55
      annuity payout options                                           54
      annuity purchase factors                                         32
      automatic investment program                                     83
      beneficiary                                                      62
      Beneficiary continuation option ("BCO")                          65
      benefit base                                                     30
      business day                                                     83
      cash value                                                       43
      charges for state premium and other applicable taxes             60
      contract date                                                    18
      contract date anniversary                                        18
      contract year                                                    18
      Contributions to Roth IRAs                                       77
         regular contributions                                         77
         rollovers and transfers                                       77
         conversion contributions                                      78
      contributions to traditional IRAs                                72
         regular contributions                                         72
         rollovers and direct transfers                                73
      credit                                                           29
      disability, terminal illness or confinement to nursing home      58
      disruptive transfer activity                                     46
      distribution charge                                              57
      ERISA                                                            61
      Fixed-dollar option                                              28
      fixed maturity options                                           24
      free look                                                        42
      free withdrawal amount                                           58
      general account                                                  82
      General dollar cost averaging                                    28
      guaranteed interest option                                       24
      Guaranteed minimum death benefit                                 35
      Guaranteed minimum death benefit and Guaranteed
        minimum income benefit base                                    30
      Guaranteed minimum death benefit charge                          58
      Guaranteed minimum death benefit/guaranteed minimum
        income benefit roll-up benefit base reset option               31
      Guaranteed minimum income benefit                                32
      Guaranteed minimum income benefit "no lapse guarantee"           33
      Guaranteed minimum income benefit charge                         32


                                                               PAGE

           Guaranteed principal benefits                          26
           Inherited IRA                                       1, 41
           IRA                                                 1, 71
           IRS                                                    69
           Investment options                                      1
           Investment simplifier                                  28
           lifetime required minimum distribution withdrawals     50
           loan reserve account                                   53
           loans under Rollover TSA                               53
           market adjusted amount                                 24
           market value adjustment                                25
           market timing                                          46
           maturity dates                                         24
           maturity value                                         24
           Mortality and expense risks charge                     56
           NQ                                                      1
           Online Account Access                                   8
           Optional step up charge                                60
           partial withdrawals                                    49
           Portfolio                                               1
           Principal assurance                                    26
           processing office                                       2
           Principal Protector/SM/                                37
           Principal Protector/SM/ charge                         60
           Protection Plus/SM/                                    36
           Protection Plus/SM/ charge                             60
           QP                                                      1
           rate to maturity                                       24
           Rebalancing                                            47
           Rollover IRA                                            1
           Rollover TSA                                            1
           Roth Conversion IRA                                     1
           Roth IRA                                                1
           SAI                                                     2
           SEC                                                     2
           self-directed allocation                               25
           Separate Account No. 49                                81
           Special dollar cost averaging                          27
           Spousal protection                                     64
           Standard death benefit                                 30
           substantially equal withdrawals                        50
           Successor owner and annuitant                          63
           systematic withdrawals                                 49
           TSA                                                     1
           traditional IRA                                        72
           Trusts                                              1, 81
           unit                                                   43
           variable investment options                         1, 18
           wire transmittals and electronic applications          83
           withdrawal charge                                      57

                        INDEX OF KEY WORDS AND PHRASES

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Also, depending on when you purchased your contract, some of these may not apply to you or may be named differently under your contract. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

variable investment options            Investment Funds

account value                          Annuity Account Value

rate to maturity                       Guaranteed Rates

Unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit or Living
                                       Benefit

guaranteed interest option             Guaranteed Interest Account

Principal Protector/SM/                Guaranteed withdrawal benefit

GWB benefit base                       Principal Protector/SM/ benefit base

GWB Annual withdrawal amount           Principal Protector/SM/ Annual
                                       withdrawal amount

GWB Annual withdrawal option           Principal Protector/SM/ Annual
                                       withdrawal option

GWB Excess withdrawal                  Principal Protector/SM/ Excess
                                       withdrawal
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $669.9 billion in assets as of December 31, 2017. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your account value at the close of each calendar year and any calendar quarter in which there was a financial transaction; and

..   annual statement of your account value as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.

 ONLINE ACCOUNT ACCESS SYSTEM:

Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options.

You can also:

..   change your allocation percentages and/or transfer among the variable investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program;

..   change your address;

..   change your password; and

..   access Frequently Asked Questions and Service Forms.

Online Account Access is normally available seven days a week, 24 hours a day. You may access Online Account Access by visiting our website at www.axa.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of any transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

                             WHO IS AXA EQUITABLE?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts;

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base (for certain contracts with both the Guaranteed minimum income benefit and the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(14)requests to step up your Guaranteed withdrawal benefit ("GWB") benefit base, if applicable, under the Optional step up provision;

(15)requests to terminate or reinstate your GWB, if applicable, under the Beneficiary continuation option, if applicable;

(16)death claims;

(17)purchase by, or change of ownership to, a non-natural person;

(18)change in ownership (NQ only), if available under your contract;

(19)enrollment in our "automatic required minimum distribution (RMD) service;"

(20)transfers into and among the investment options; and

(21)requests for withdrawals.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar amount and interest sweep options);

(3)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts);

(5)substantially equal withdrawals;

(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

(NOT ALL OF THE FEATURES LISTED ARE AVAILABLE UNDER ALL CONTRACTS OR IN ALL
STATES.)

----------------------------------------------------------------------------------
FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement
                      savings and income, offers income and death benefit
                      protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "Rules regarding contributions to your contract" in "Appendix XI" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.

                     ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                                     PLUS/SM/        ELITE/SM/       SELECT/SM/
------------------------------------------------------------------------------------
Special dollar cost       Yes             No              Yes             No
averaging
------------------------------------------------------------------------------------
Credits                   No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     .   The Accumulator(R) Series variable investment options
MANAGEMENT                      invest in different Portfolios managed by professional
                                investment advisers.
----------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            .   Special 10 year fixed maturity option (available under
                                Guaranteed principal benefit option 2 only). The
                                Special 10 year fixed maturity option will no longer be
                                available upon maturity of the current Special 10 year
                                fixed maturity option in September 2014.
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR  Available for dollar cost averaging all or a portion of any
COST AVERAGING              eligible contribution to your contract.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            .   No tax on transfers among variable investment options
                                inside the contract.
                            ------------------------------------------------------------
                            You should be aware that annuity contracts that were
                            purchased as an Individual Retirement Annuity (IRA) or Tax
                            Sheltered Annuity (TSA), or to fund an employer retirement plan (QP or Qualified Plan), do not provide tax deferral
                            benefits beyond those already provided by the Internal
                            Revenue Code for these types of arrangements. Before you
                            purchased your contract, you should have considered its
                            features and benefits beyond tax deferral, as well as its
                            features, benefits and costs relative to any other
                            investment that you may have chosen in connection with your retirement plan or arrangement, to determine whether it
                            would meet your needs and goals. Depending on your personal situation, the contract's guaranteed benefits may have
                            limited usefulness because of required minimum
                            distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT (OR "LIVING  protection for you during the annuitant's life once you
BENEFIT")                   elect to annuitize the contract.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------------
PRINCIPAL PROTECTOR/SM/  Principal Protector/SM/ is our optional Guaranteed withdrawal benefit ("GWB"), which provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each
                         contract year, your total withdrawals do not exceed a
                         specified amount. This feature may not have been available under your contract.
-------------------------------------------------------------------------------------

CONTRIBUTION AMOUNTS  Currently, with limited exceptions, we are not accepting additional contributions to
                      Accumulator(R) series contracts. We currently continue to accept contributions to: (i)
                      QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of
                      Maryland. We no longer accept contributions to TSA contracts. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.
                      ---------------------------------------------------------------------------------------
                      .   Initial     $10,000 ($25,000 for Accumulator(R) Select/SM/ contracts)
                          minimum:
                      .   Additional  $500 (NQ, QP and Rollover TSA contracts)
                          minimum:    $100 monthly and $300 quarterly under our automatic investment program
                                      (NQ contracts)
                                      $1,000 (Inherited IRA contracts)
                                      $50 (IRA contracts)
                      ---------------------------------------------------------------------------------------
                      For Flexible Premium IRA and Flexible Premium Roth IRA contracts:
                      .   Initial     $2,000
                          minimum:
                      .   Additional  $50
                          minimum:
                      ---------------------------------------------------------------------------------------

                                 .   Maximum contribution limitations apply to all
                                     contracts. For more information, please see "How you
                                     can contribute to your contract" in "Contract features
                                     and benefits" later in this Prospectus.
                                 ------------------------------------------------------------
                                 In general, contributions are limited to $1.5 million
                                 ($500,000 for certain owners or annuitants who are age 81
                                 and older at contract issue). Upon advance notice to you,
                                 we may exercise certain rights we have under the contract
                                 regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and
                                 limitations, and (ii) discontinue acceptance of
                                 contributions. Further, we may at any time exercise our
                                 rights to limit or terminate your contributions. Currently, with limited exceptions, we are not accepting additional
                                 contributions to Accumulator(R) series contracts. For more information, please see "How you can contribute to your
                                 contract" in "Contract features and benefits" later in this
                                 Prospectus.
---------------------------------------------------------------------------------------------
CREDIT (ACCUMULATOR(R) PLUS/SM/  We allocate your contributions to your account value. We
CONTRACTS ONLY)                  allocate a credit to your account value at the same time
                                 that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                                 The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                                 recovery by us in certain limited circumstances. Please see
                                 Appendix IX later in this Prospectus for more information
                                 about contract variations relating to credit and credit
                                 recovery.
---------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY             .   Partial withdrawals
                                 .   Several withdrawal options on a periodic basis
                                 .   Loans under Rollover TSA contracts (employer or plan
                                     approval required)
                                 .   Contract surrender
                                 You may incur a withdrawal charge for certain withdrawals
                                 or if you surrender your contract. You may also incur
                                 income tax and a tax penalty. Certain withdrawals will
                                 diminish the value of optional benefits.
---------------------------------------------------------------------------------------------
PAYOUT OPTIONS                   .   Fixed annuity payout options
---------------------------------------------------------------------------------------------
ADDITIONAL FEATURES/(1)/         .   Guaranteed minimum death benefit options
                                 .   Guaranteed principal benefit options (including
                                     Principal assurance)
                                 .   Dollar cost averaging
                                 .   Automatic investment program
                                 .   Account value rebalancing (quarterly, semiannually, and
                                     annually)
                                 .   Free transfers
                                 .   Waiver of withdrawal charge for disability, terminal
                                     illness, confinement to a nursing home and certain
                                     other withdrawals
                                 .   Protection Plus/SM/, an optional death benefit
                                     available under certain contracts (subject to state
                                     availability)
                                 .   Spousal protection (not available under certain
                                     contracts)
                                 .   Successor owner/annuitant
                                 .   Beneficiary continuation option
                                 .   Guaranteed minimum income benefit no lapse guarantee
                                     (available under contracts with applications that were
                                     signed and submitted on or after January 1, 2005
                                     subject to state availability)
                                 .   Guaranteed minimum death benefit/guaranteed minimum
                                     income benefit roll-up benefit base reset (available
                                     under contracts with applications that were signed and
                                     submitted on or after October 1, 2005 subject to state
                                     availability)
---------------------------------------------------------------------------------------------

-------------
(1)Not all features are available under all contracts. Please see Appendix IX later in this Prospectus for more information.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee Table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix X" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS  From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                           guaranteed benefits. See "Guaranteed benefit offers" in
                           "Contract features and benefits" for more information.
---------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VIII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus. The fees and charges shown in this section are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix IX later in this Prospectus for the fees and charges that apply under your contract.

All features listed below may not be currently available. See Appendix IX later in this Prospectus for more information.

The first table describes fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals, apply your cash value to certain payout options or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

--------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you
surrender your contract or make certain                           ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
withdrawals or apply your cash value to certain    ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
payout options)./(1)/                              7.00%          8.00%          8.00%          N/A

SPECIAL SERVICES CHARGES

..   Wire transfer charge                           Current and Maximum Charge:   $90

..   Express mail charge                            Current and Maximum Charge:   $35

..   Duplicate contract charge                      Current and Maximum Charge:   $35/(2)/
--------------------------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

----------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT
 DATE ANNIVERSARY
----------------------------------------------------------------
Maximum annual administrative charge/(3)/

   If your account value on a contract date               $30
   anniversary is less than $50,000/(4)/

   If your account value on a contract date               $0
   anniversary is $50,000 or more

---------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                 ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
                                                   ACCUMULATOR(R) PLUS/SM/       ELITE/SM/      SELECT/SM/
                                                   -----------    -              -              -
Mortality and expense risks/(5)/                   0.75%          0.90%          1.10%          1.10%
Administrative                                     0.30%          0.35%          0.30%          0.25%
Distribution                                       0.20%          0.25%          0.25%          0.35%
                                                   -----          -----          -----          -----
Total Separate account annual expenses             1.25%          1.50%          1.65%          1.70%

-------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU
 ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
-------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as
a percentage of the applicable benefit base. Deducted
annually/(3) /on each contract date anniversary for
which the benefit is in effect.)

   Standard death benefit                                  No Charge

   Annual Ratchet to age 85                                0.30% of the Annual Ratchet to age 85 benefit base (maximum);
                                                           0.25% (current)

   6% Roll-Up to age 85                                    0.45% of the 6% Roll-Up to age 85 benefit base

   Greater of 5% Roll-Up to age 85 or Annual Ratchet       0.50% of the Greater of 5% Roll-Up to age 85 benefit base or the
   to age 85                                               Annual Ratchet to age 85 benefit base, as applicable

   Greater of 6% Roll-Up to age 85 or Annual Ratchet       0.60% of the Greater of 6% Roll-Up to age 85 benefit base or the Ann
   to age 85                                               Ratchet to age 85 benefit base, as applicable

                                   FEE TABLE


   Modified death benefit/(8)/             No charge (if you previously had the Standard death benefit)
   ("Modified DB")                         0.25% of the Annual Ratchet to age 85 benefit base (if you previously had the Annual Ratchet to age 85 death benefit)
                                           0.35% of the Greater of 6% Roll-Up to age 85 benefit base or the
                                           Annual Ratchet to age 85 benefit base, as applicable (if you previously had the Greater of 6% Roll-Up to age 85 death benefit)

------------------------------------------------------------------------------------------------------
GUARANTEED PRINCIPAL BENEFIT CHARGE FOR OPTION 2
(Calculated as a percentage of the account value.
Deducted annually/(3)/ on the first 10 contract date
anniversaries.)                                         0.50%
------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT (OR "LIVING
BENEFIT") CHARGE (Calculated as a percentage of the
applicable benefit base. Deducted annually/(3)/ on
each contract date anniversary for which the benefit
is in effect.)                                          0.65%
------------------------------------------------------------------------------------------------------
PROTECTION PLUS/SM/ BENEFIT CHARGE (Calculated as a
percentage of the account value. Deducted
annually/(3)/ on each contract date anniversary for
which the benefit is in effect.)                        0.35%
------------------------------------------------------------------------------------------------------
PRINCIPAL PROTECTOR/SM/ BENEFIT CHARGE (Calculated as
a percentage of the account value. Deducted
annually/(3)/ on each contract date anniversary,        0.35% for the 5% GWB Annual withdrawal option
provided your GWB benefit base is greater than zero.)   0.50% for the 7% GWB Annual withdrawal option

If you "step up" your GWB benefit base, we reserve the
right to increase your charge up to:                    0.60% for the 5% GWB Annual withdrawal option

                                                        0.80% for the 7% GWB Annual withdrawal option

Please see "Principal Protector/SM/" in "Contract features and benefits" for more information about this feature, including its benefit base and the Optional step up provision, and "Principal Protector/SM /charge" in "Charges and expenses," both later in this Prospectus, for more information about when the charge applies.

------------------------------------------------------------------------------------------------------------------------------
NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (NEW          The New GWBL percentage charge is the same percentage charge you
GWBL)/(9)/ CHARGE (Calculated as a percentage of the     previously paid for the GMIB.
applicable benefit base. Deducted annually/(10)/ on
each contract date anniversary for which the benefit is
in effect.)

---------------------------------------------------------------------
NET LOAN INTEREST CHARGE -- ROLLOVER TSA CONTRACTS
ONLY (Calculated and deducted daily as a percentage of
the outstanding loan amount.)                           2.00%/(6)/

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


-----------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets  Lowest Highest
including management fees, 12b-1 fees, service fees, and/or other expenses)/(7)/             0.59%  1.41%
-----------------------------------------------------------------------------------------------------------


Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable.

                                   FEE TABLE

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)       Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
     1........     7.00%          8.00%          8.00%
     2........     7.00%          8.00%          7.00%
     3........     6.00%          7.00%          6.00%
     4........     6.00%          7.00%          5.00%
     5........     5.00%          6.00%          0.00%
     6........     3.00%          5.00%          0.00%
     7........     1.00%          4.00%          0.00%
     8........     0.00%          3.00%          0.00%
     9+.......     0.00%          0.00%          0.00%

(2)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(3)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you are an existing contract owner, this pro rata deduction may not apply for any optional benefit charges under your contract. See Appendix IX later in this Prospectus for more information. For Principal Protector/SM /only (if available), if the contract and benefit are continued under the Beneficiary continuation option with Principal Protector/SM/, the pro rata deduction for the Principal Protector/SM/ charge is waived.

(4)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, if applicable, the charge is $30 for each contract year.

(5)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

(6)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(7)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

(8)Only applicable to contract holders who elected to convert their Guaranteed minimum income benefit into the New Guaranteed Benefit for Life. See Appendix XIII for more information.

(9)Only applicable to contract holders who elected to convert their Guaranteed minimum income benefit into the New GWBL. See Appendix XIII for more information.

(10)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the Guaranteed minimum income benefit with the enhanced death benefit that provides for the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 and Protection Plus/SM/) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year which results in an estimated administrative charge calculated as a percentage of contract value, as follows:
Accumulator(R) 0.008%; Accumulator(R) Plus/SM/ 0.011%; Accumulator(R) Elite/SM/ 0.013%; and Accumulator(R) Select/SM/ 0.004%.


The fixed maturity options, guaranteed interest option, the 12 month dollar cost averaging program, and the account for special dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract) and the charge for any optional benefits do apply to the fixed maturity options, guaranteed interest option, the 12 month dollar cost averaging program, and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts also assumes that a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above) the examples also assume maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                                   FEE TABLE

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:


                                            ACCUMULATOR(R)
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,149   $1,977    $2,845    $4,956    $449    $1,377    $2,345    $4,956
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,063   $1,724    $2,431    $4,181    $363    $1,124    $1,931    $4,181
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,292   $2,101    $2,544    $5,315    $492    $1,501    $2,544    $5,315
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,206   $1,849    $2,137    $4,572    $406    $1,249    $2,137    $4,572
---------------------------------------------------------------------------------------------------------------


                                        ACCUMULATOR(R) PLUS/SM/
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,290   $2,196    $3,140    $5,329    $490    $1,496    $2,540    $5,329
---------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,201   $1,934    $2,715    $4,543    $401    $1,234    $2,115    $4,543
---------------------------------------------------------------------------------------------------------------


                                       ACCUMULATOR(R) SELECT/SM/
------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $1,863  $2,914   $5,700   $496    $1,513    $2,564    $5,350
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $1,612  $2,508   $4,961   $410    $1,262    $2,158    $4,611
------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as the end of the periods shown for each of the variable investment options available as of December 31, 2017.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The table in Appendix XI summarizes our current rules regarding contributions to your contract, which rules are subject to change. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions.

--------------------------------------------------------------------------------
WE HAVE EXERCISED OUR RIGHT TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS TO THE CONTRACTS AS DESCRIBED ABOVE.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VIII later in this Prospectus.

--------------------------------------------------------------------------------
THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING
CONTRACT BENEFITS. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

If the Spousal protection feature is available under your contract and is elected, the spouses must be joint owners, one of the spouses must be the annuitant and both must be named as the only primary beneficiaries. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

In general we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II later in this Prospectus for more information on QP contracts.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit (''GMIB'') or an enhanced death benefit, you should strongly consider ''split-funding'': that is the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB and/or the enhanced death benefit base. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept

                        CONTRACT FEATURES AND BENEFITS
third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealer, are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12-MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12-MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12-MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment adviser of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable and/or its affiliates may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). THIS MAY EFFECTIVELY SUPPRESS THE VALUE OF GUARANTEED BENEFIT(S) THAT ARE ELIGIBLE FOR PERIODIC BENEFIT BASE RESETS BECAUSE YOUR BENEFIT BASE IS AVAILABLE FOR RESETS ONLY WHEN YOUR ACCOUNT VALUE IS HIGHER. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.


Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


ASSET TRANSFER PROGRAM. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

                        CONTRACT FEATURES AND BENEFITS

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.



---------------------------------------------------------------------------------------------------------------------------------

 AXA PREMIER VIP TRUST                                                               INVESTMENT ADVISER (OR
 CLASS B SHARES                                                                      SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME         OBJECTIVE                                                    AS APPLICABLE)                 MANAGEMENT
---------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE          Seeks to achieve long-term capital appreciation.             .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                                             Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE        Seeks to achieve a high level of current income.             .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                                             Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
AXA                     Seeks to achieve current income and growth of capital,       .   AXA Equitable Funds        (check mark)
  CONSERVATIVE-PLUS     with a greater emphasis on current income.                       Management Group, LLC
  ALLOCATION
---------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE            Seeks to achieve long-term capital appreciation and current  .   AXA Equitable Funds        (check mark)
  ALLOCATION            income.                                                          Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS       Seeks to achieve long-term capital appreciation and current  .   AXA Equitable Funds        (check mark)
  ALLOCATION            income, with a greater emphasis on capital appreciation.         Management Group, LLC
---------------------------------------------------------------------------------------------------------------------------------


 EQ ADVISORS TRUST                                                              INVESTMENT ADVISER
 CLASS IB SHARES                                                                (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                  AS APPLICABLE)                 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO        Seeks to achieve capital appreciation.                     .   GAMCO Asset Management,
  MERGERS &                                                                         Inc.
  ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL  Seeks to maximize capital appreciation.                    .   GAMCO Asset Management,
  COMPANY VALUE                                                                     Inc.
----------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY     Seeks to track the investment results of the MSCI KLD 400  .   BlackRock Investment
  RESPONSIBLE        Social Index.                                                  Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED      Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT         Seeks to achieve a balance of current income and capital   .   AllianceBernstein L.P.
  DURATION           appreciation, consistent with a prudent level of risk.
  GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP     Seeks to achieve long-term growth of capital.              .   AllianceBernstein L.P.
  GROWTH                                                                        .   AXA Equitable Funds
                                                                                    Management Group, LLC
----------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                               INVESTMENT ADVISER
 CLASS IB SHARES                                                                 (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                   AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN         Seeks to maximize income while maintaining prospects for    .   AXA Equitable Funds        (check mark)
  BALANCED MANAGED   capital appreciation with an emphasis on risk-adjusted          Management Group, LLC
  VOLATILITY         returns and managing volatility in the Portfolio.           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL   Seeks to achieve long-term total return with an emphasis    .   AXA Equitable Funds        (check mark)
  CAP VALUE MANAGED  on risk-adjusted returns and managing volatility in the         Management Group, LLC
  VOLATILITY         Portfolio.                                                  .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Franklin Advisory
                                                                                     Services, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN         Primarily seeks capital appreciation and secondarily seeks  .   AXA Equitable Funds        (check mark)
  TEMPLETON          income.                                                         Management Group, LLC
  ALLOCATION
  MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Morgan Stanley Investment
                                                                                     Management Inc.
                                                                                 .   OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds        (check mark)
  CORE MANAGED       emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
  VOLATILITY         in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   EARNEST Partners, LLC
                                                                                 .   Federated Global
                                                                                     Investment Management
                                                                                     Corp.
                                                                                 .   Massachusetts Financial
                                                                                     Services Company d/b/a
                                                                                     MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to provide current income and long-term growth of     .   AXA Equitable Funds        (check mark)
  VALUE MANAGED      income, accompanied by growth of capital with an                Management Group, LLC
  VOLATILITY         emphasis on risk-adjusted returns and managing volatility   .   BlackRock Investment
                     in the Portfolio.                                               Management, LLC
                                                                                 .   Northern Cross, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE Seeks to achieve capital growth.                            .   Janus Capital Management
                                                                                     LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE   Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                                           .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Capital Guardian Trust
                                                                                     Company
                                                                                 .   Thornburg Investment
                                                                                     Management, Inc.
                                                                                 .   Vaughan Nelson Investment
                                                                                     Management
-----------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                    INVESTMENT ADVISER
 CLASS IB SHARES                                                                      (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                        AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP        Seeks to provide long-term capital growth with an                .   AXA Equitable Funds
  GROWTH MANAGED     emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
  VOLATILITY         in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   HS Management Partners,
                                                                                          LLC
                                                                                      .   Loomis, Sayles & Company,
                                                                                          L.P.
                                                                                      .   Polen Capital Management,
                                                                                          LLC
                                                                                      .   T. Rowe Price Associates,
                                                                                          Inc.
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE  Seeks to achieve long-term growth of capital with an             .   AllianceBernstein L.P.
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility        .   AXA Equitable Funds
                     in the Portfolio.                                                    Management Group, LLC
                                                                                      .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Massachusetts Financial
                                                                                          Services Company d/b/a
                                                                                          MFS Investment Management
---------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE    Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  MANAGED VOLATILITY emphasis on risk adjusted returns and managing volatility            Management Group, LLC
                     in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Diamond Hill Capital
                                                                                          Management, Inc.
                                                                                      .   Wellington Management
                                                                                          Company, LLP
---------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE     Seeks to achieve capital appreciation, which may                 .   AXA Equitable Funds
  CAP EQUITY         occasionally be short-term, with an emphasis on risk                 Management Group, LLC
  MANAGED VOLATILITY adjusted returns and managing volatility in the Portfolio.       .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Franklin Mutual Advisers,
                                                                                          LLC
---------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON        Seeks to achieve long-term capital growth with an                .   AXA Equitable Funds
  GLOBAL EQUITY      emphasis on risk adjusted returns and managing volatility            Management Group, LLC
  MANAGED VOLATILITY in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Templeton Global Advisors
                                                                                          Limited
---------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX              approximates the total return performance of the Russell
                     3000(R) Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000(R) Index.
---------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that             .   SSgA Funds Management,
                     approximates the total return performance of the Bloomberg           Inc.
                     Barclays U.S. Intermediate Government/Credit Bond Index,
                     including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate
                     Government/Credit Bond Index.
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                     approximates the total return performance of the
                     Standard & Poor's 500 Composite Stock Price Index,
                     including reinvestment of dividends, at a risk level
                     consistent with that of the Standard & Poor's 500
                     Composite Stock Price Index.
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
 EQ ADVISORS TRUST   INVESTMENT ADVISER
 CLASS IB SHARES     (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------
AXA LARGE CAP        .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED         Management Group, LLC
  VOLATILITY         .   BlackRock Investment
                         Management, LLC
                     .   HS Management Partners,
                         LLC
                     .   Loomis, Sayles & Company,
                         L.P.
                     .   Polen Capital Management,
                         LLC
                     .   T. Rowe Price Associates,
                         Inc.
-----------------------------------------------------------------
AXA LARGE CAP VALUE  .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY .   AXA Equitable Funds
                         Management Group, LLC
                     .   BlackRock Investment
                         Management, LLC
                     .   Massachusetts Financial
                         Services Company d/b/a
                         MFS Investment Management
-----------------------------------------------------------------
AXA MID CAP VALUE    .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY     Management Group, LLC
                     .   BlackRock Investment
                         Management, LLC
                     .   Diamond Hill Capital
                         Management, Inc.
                     .   Wellington Management
                         Company, LLP
-----------------------------------------------------------------
AXA/MUTUAL LARGE     .   AXA Equitable Funds        (check mark)
  CAP EQUITY             Management Group, LLC
  MANAGED VOLATILITY .   BlackRock Investment
                         Management, LLC
                     .   Franklin Mutual Advisers,
                         LLC
-----------------------------------------------------------------
AXA/TEMPLETON        .   AXA Equitable Funds        (check mark)
  GLOBAL EQUITY          Management Group, LLC
  MANAGED VOLATILITY .   BlackRock Investment
                         Management, LLC
                     .   Templeton Global Advisors
                         Limited
-----------------------------------------------------------------
EQ/COMMON STOCK      .   AllianceBernstein L.P.
  INDEX


-----------------------------------------------------------------
EQ/CORE BOND INDEX   .   SSgA Funds Management,
                         Inc.




-----------------------------------------------------------------
EQ/EQUITY 500 INDEX  .   AllianceBernstein L.P.





-----------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                       INVESTMENT ADVISER
 CLASS IB SHARES                                                                         (OR SUB-ADVISER(S),       VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                           AS APPLICABLE)            MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that                .   SSgA Funds
  GOVERNMENT BOND    approximates the total return performance of the Bloomberg              Management, Inc.
                     Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government Bond
                     Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses) that              .   AllianceBernstein
  EQUITY INDEX       approximates the total return performance of a composite                L.P.
                     index comprised of 40% DJ Euro STOXX 50 Index, 25%
                     FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200
                     Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.
------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses that                .   AllianceBernstein
  INDEX              approximates the total return performance of the Russell 1000(R)        L.P.
                     Growth Index, including reinvestment of dividends at a risk level consistent with that of the Russell 1000(R) Growth Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses that                .   SSgA Funds
  INDEX              approximates the total return performance of the Russell                Management, Inc.
                     1000(R) Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000(R) Value
                     Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that                .   SSgA Funds
                     approximates the total return performance of the                        Management, Inc.
                     Standard & Poor's Mid Cap 400 Index, including
                     reinvestment of dividends, at a risk level consistent with that of the Standard & Poor's Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(1)/ Seeks to obtain a high level of current income, preserve its        .   The Dreyfus
                     assets and maintain liquidity.                                          Corporation
------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with                .   AllianceBernstein
                     moderate risk to capital.                                               L.P.
                                                                                         .   AXA Equitable Funds
                                                                                             Management Group, LLC
                                                                                         .   Pacific Investment
                                                                                             Management Company
                                                                                             LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)         .   AllianceBernstein
  INDEX              the total return of the Russell 2000(R) Index.                          L.P.
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.                       .   Allianz Global
  TECHNOLOGY                                                                                 Investors U.S. LLC
                                                                                         .   AXA Equitable Funds
                                                                                             Management Group, LLC
                                                                                         .   SSgA Funds
                                                                                             Management, Inc.
                                                                                         .   Wellington
                                                                                             Management Company,
                                                                                             LLP
------------------------------------------------------------------------------------------------------------------------------



(1)The Portfolio operates as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges and any optional benefit charges. See Appendix VIII later in this Prospectus for state variations.


Depending on the state where your contract was issued, your lifetime minimum ranges from 1.50% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2018 is 1.50%, 2.25%, 2.75% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the guaranteed interest option.

If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, an allocation to the guaranteed interest option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the guaranteed interest rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if, on the date the contribution or transfer is to be applied, the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers, even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VIII later in this Prospectus to see if fixed maturity options are available in your state.

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FIXED MATURITY OPTIONS GENERALLY RANGE FROM ONE TO TEN YEARS TO MATURITY.
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Under the Special 10 year fixed maturity option (which is available only under contracts that offer GPB Option 2), additional contributions will have the same maturity date as your initial contribution (See "The guaranteed principal benefits," below). The Special 10 year fixed maturity option will no longer be available upon maturity of the current Special 10 year fixed maturity option in September 2013. The rate to maturity you will receive for each additional contribution is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, an allocation to a fixed maturity option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to a fixed maturity rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you applied for an Accumulator(R) Series contract, a 60-day rate lock-in was applied from the date the application was signed. Any contributions received and designated for a fixed maturity option during that period received the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever had been greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

                        CONTRACT FEATURES AND BENEFITS

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed in "Allocating your contributions," below would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

(b)withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2018, the next available maturity date was February 15, 2028. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for withdrawal charges, if any) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amounts of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you selected was shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, the guaranteed principal benefits (at contract issue only), or dollar cost averaging. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states -- see Appendix VIII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. If you are an existing contract owner, this restriction may not apply. The total of your allocations into all available investment options must equal 100%. If the annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

                        CONTRACT FEATURES AND BENEFITS

THE GUARANTEED PRINCIPAL BENEFITS (INCLUDING PRINCIPAL ASSURANCE)

We offered a Guaranteed principal benefit ("GPB") with two options. See Appendix VIII later in this Prospectus for more information on state availability and Appendix IX for contract variation and/or availability of these benefits. You could only elect one of the GPBs. Neither GPB was available under Inherited IRA contracts. We did not offer either GPB when the rate to maturity for the applicable fixed maturity option was 3%. Both GPB options allow you to allocate a portion of your total contributions to the variable investment options, while ensuring that your account value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. GPB Option 2 generally provides you with the ability to allocate more of your contributions to the variable investment options than could be allocated using GPB Option 1 (also known as Principal assurance). If you elected either GPB, you could not elect the Guaranteed minimum income benefit, Principal Protector/SM/, the systematic withdrawals option or the substantially equal withdrawals option. However, certain contract owners who elected GPB are not subject to these restrictions. See Appendix IX for information on what applies under your contract.

You could elect GPB Option 1 only if the annuitant was age 80 or younger when the contract was issued (after age 75, only the 7-year fixed maturity option was available; for QP the annuitant must be age 70 or younger when the contract was issued). You could elect GPB Option 2 only if the annuitant was age 75 (70 for QP contracts) or younger when the contract was issued. GPB Option 2 is not available for purchase with any Flexible Premium IRA contract whether traditional or Roth. If you purchased an IRA, QP or Rollover TSA contract, before you either purchased GPB Option 2 or elected GPB Option 1 with a maturity year that would extend beyond the year in which you will reach age
70 1/2, you should have considered whether your value in the variable investment options, guaranteed interest option and permissible funds outside the contract are sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus. If you elected GPB Option 2 and change ownership of the contract, GPB Option 2 will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

GUARANTEED PRINCIPAL BENEFIT OPTION 1 (UNDER CERTAIN CONTRACTS, THIS FEATURE IS CALLED "PRINCIPAL ASSURANCE"). GPB Option 1 was available at contract issue only. Under GPB Option 1, you selected a fixed maturity option at the time you signed your application. We specified a portion of your initial contribution (plus, for Accumulator(R) Plus/SM/ contracts, any applicable portion of the credit we pay) and allocated it to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution (plus, for Accumulator(R) Plus/SM/ contracts, any credit paid under your contract) on the fixed maturity option's maturity date. The percentage of your contribution allocated to the fixed maturity option was calculated based upon the rate to maturity then in effect for the fixed maturity option you chose. Your contract contains information on the amount of your contribution allocated to the fixed maturity option. The maturity date you selected generally could not be later than 10 years, or earlier than 7 years from your contract date. If you were to make any withdrawals or transfers from the fixed maturity option before the option's maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under GPB Option 1. You allocated the remainder of your initial contribution to the variable investment options and guaranteed interest option however you chose, as permitted under your contract (unless you elected a dollar cost averaging program, in which case the remainder of your initial contribution was allocated to the dollar cost averaging program). Upon the maturity date of the fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." There is no charge for GPB Option 1.

FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY: If GPB option 1 continues under the successor owner/annuitant feature, the account value will be reduced by the amount of any Credit attributable to any contributions made within one year of your death. If any portion of the Credit must be recovered from the fixed maturity option selected under GPB Option 1, the amount in the fixed maturity option may not grow to equal your initial contribution plus any applicable credit under GPB option 1.

GUARANTEED PRINCIPAL BENEFIT OPTION 2. GPB Option 2 was only available at contract issue. IF YOU PURCHASED GPB OPTION 2, YOU MAY NOT MAKE ADDITIONAL CONTRIBUTIONS TO YOUR CONTRACT AFTER SIX MONTHS FROM THE CONTRACT ISSUE DATE OR AT ANY EARLIER TIME IF AT SUCH TIME THE THEN APPLICABLE RATE TO MATURITY ON THE SPECIAL 10 YEAR FIXED MATURITY OPTION IS 3%. The Special 10 year fixed maturity option will no longer be available upon maturity of the current special 10 year fixed maturity option in September 2014. Therefore, any discussion in this Prospectus that involves any additional contributions after the first six months will be inapplicable. This feature was not available under all contracts.

We have specified the portion of your initial contribution (including, for Accumulator(R) Plus/SM/ contracts, any applicable portion of the credit we pay), and any additional permitted contributions, to be allocated to a Special 10 year fixed maturity option. Your contract contains information on the percentage of applicable contributions allocated to the Special 10 year fixed maturity option. You may allocate the rest of your contributions among the investment options (other than the Special 10 year fixed maturity option) however you choose, as permitted under your contract and other than the Investment simplifier (unless you elect a dollar cost averaging program, in which case all contributions, other than amounts allocated to the Special 10 year fixed maturity option, must be allocated to the dollar cost averaging program). The Special 10 year fixed maturity option will earn interest at the specified rate to maturity then in effect.

If on the 10th contract date anniversary, your annuity account value is less than the amount that is guaranteed under GPB Option 2, we will increase your annuity account value to be equal to the guaranteed amount under GPB Option 2. Any such additional amounts added to your annuity account value will be allocated to the EQ/Money Market investment option. After the maturity date of the Special 10 year fixed maturity option, the guarantee under GPB Option 2 will terminate. Upon the maturity date of the Special 10 year fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." The guaranteed amount under GPB Option 2 is equal to your initial contribution adjusted for any additional permitted contributions (excluding, for Accumulator(R) Plus/SM/ contracts, any credit applied to your contract), transfers out of the Special 10 year fixed maturity option and withdrawals from the contract (see "How

                        CONTRACT FEATURES AND BENEFITS
withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus). Any transfers or withdrawals from the Special 10 year fixed maturity option will also be subject to a market value adjustment (see "Market value adjustment" under "Fixed maturity options" above in this section).

If you purchased the Guaranteed principal benefit option 2, you cannot voluntarily terminate this benefit. GPB Option 2 will terminate if the contract terminates before the maturity date of the Special 10 year fixed maturity option. If the owner and the annuitant are different people and the owner dies before the maturity date of the Special 10 year fixed maturity option, we will continue GPB Option 2 only if the contract can continue through the maturity date of the Special 10 year fixed maturity option. If the contract cannot so continue, we will terminate GPB Option 2. GPB Option 2 will continue where there is a successor owner/annuitant.

FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY: However, the account value will be reduced by the amount of any Credit attributable to any contributions made within one year of your death. If any portion of the Credit must be recovered from the Special 10-year fixed maturity option, the fixed maturity amount would be affected; however, the guaranteed amount under GPB option 2 will not be affected. GPB Option 2 will terminate upon the exercise of the beneficiary continuation option.

See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a fee associated with GPB Option 2 (see "Charges and expenses" later in this Prospectus). You should note that the purchase of GPB Option 2 would not have been appropriate if you wanted to make additional contributions to your contract beyond the first six months after your contract was issued. If you later decide that you would like to make additional contributions to the Accumulator(R) Series contract, we may permit you to purchase another contract. If we do, however, you should note that we do not reduce or waive any of the charges on the new contract, nor do we guarantee that the features available under the contract will be available under the new contract. This means that you might end up paying more with respect to certain charges than if you had simply purchased a single contract (for example, the administrative charge).

The purchase of GPB Option 2 also would not have been appropriate if you planned on terminating your contract before the maturity date of the Special 10 year fixed maturity option. In addition, because we prohibit contributions to your contract after the first six months, certain contract benefits that are dependent upon contributions or account value will be limited (for example, the amount of your credit (for Accumulator(R) Plus/SM/ contracts), the Guaranteed death benefits and Protection Plus). You should also note that if you intended to allocate a large percentage of your contributions to the guaranteed interest option or other fixed maturity options, the purchase of GPB Option 2 would not have been appropriate because of the guarantees already provided by these options. In addition, for Accumulator(R) Plus/SM/ contracts, please note that GPB Option 2 protects only contributions (not including the credit), and therefore your account value would have to decline in an amount greater than the credit in order for the benefit to apply. An example of the effect of GPB Option 1 and GPB Option 2 on your annuity contract is included in Appendix VI later in this Prospectus.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

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UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
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(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM /CONTRACTS)

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as ''enhanced rate dollar cost averaging.'' If you elect Principal Protector/SM/, you may not participate in the special dollar cost averaging program.

You may have your account value transferred to any of the variable investment options available under your contract. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for

                        CONTRACT FEATURES AND BENEFITS
special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

(THIS SECTION ONLY APPLIES TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS)

12 MONTH DOLLAR COST AVERAGING PROGRAM. You may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described earlier in this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must allocate your entire initial contribution into the EQ/Money Market option if you are selecting the 12 month dollar cost averaging program at application to purchase an Accumulator(R) Select/SM/ contract; thereafter, initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12 month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available only with Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

                        CONTRACT FEATURES AND BENEFITS

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. On the last day of each month, we check to see whether you have at least $7,500 in the guaranteed interest option. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

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You may not currently participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. For Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts, only investment simplifier is available with the Option I rebalancing program. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, under the Option 1 rebalancing program you may participate in any of the dollar cost averaging programs except general dollar cost averaging. If you elect a GPB, you may also elect the 12 month dollar cost averaging program (for Accumulator(R) Select/SM/ contracts only) or General dollar cost averaging program. If you elect either of these programs, everything other than amounts allocated to the fixed maturity option under the GPB must be allocated to that dollar cost averaging program. You may still elect the Investment simplifier for amounts transferred from investment options (other than the fixed maturity option under the GPB you have elected), and, for GPB Option 1, you may also elect Investment simplifier for subsequent contributions. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit (or the "Living Benefit") base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VIII later in this Prospectus for more information on state availability.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. If you elected Principal Protector/SM/ the credit amounts attributable to your contributions are not included for purposes of calculating your Guaranteed withdrawal benefit ("GWB") (see "Principal Protector/SM/" later in this Prospectus for more information) benefit base.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

            -------------------------------------------------------
                                                 CREDIT PERCENTAGE
            FIRST YEAR TOTAL CONTRIBUTIONS/(1)/     APPLIED TO
                       BREAKPOINTS               CONTRIBUTIONS/(2)/
            -------------------------------------------------------
                  Less than $500,000                     4%
            -------------------------------------------------------
                  $500,000-$999,999.99                  4.5%
            -------------------------------------------------------
                  $1 million or more                     5%
            -------------------------------------------------------

(1)First year total contributions means your total contributions made in the first contract year.
(2)If you already own an Accumulator(R) Plus contract, the credit percentages applied to your contributions may be higher. See Appendix IX for the credit percentages that apply to your contract.

The percentage of the credit is based on your first year total contributions. If you purchased GPB Option 2, you may not make additional contributions after the first six months. This credit percentage is credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit is applied to an additional contribution only to the extent that the sum of that contribution and all prior contributions to which no Credit was applied exceeds the total withdrawals made from the contract since the issue date./(1)/ Although the credit, as adjusted at the end of the first contract year, is based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicated in the application at the time you purchased your contract an intention to make additional contributions to meet one of the breakpoints (the "Expected First Year Contribution Amount") and your initial contribution was at least 50% of the Expected First Year Contribution Amount, your credit percentage is as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage is the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied
-------------
(1)Appendix IX later in this Prospectus for contract variations.
(2)The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

                        CONTRACT FEATURES AND BENEFITS
      based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

   -- The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VIII later in this Prospectus for information on state availability.

..   No indication of intent:

   -- For your initial contribution (if available in your state), we applied the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)/(2)/

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VIII later in this Prospectus for information on state variations.

..   If the annuitant dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such Credit./(1)/ See "Guaranteed principal benefit option 1" and "Guaranteed principal benefit option 2" earlier in this section;
    "Guaranteed minimum death benefit,""Principal Protector/SM/" and "Protection Plus/SM/" later in this section; and "Your beneficiary and payment of benefit"; "Successor owner and annuitant"; "Spousal protection"; and "Beneficiary continuation option" in "Payment of death benefit," later in this Prospectus.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, the fixed maturity options in order of the earliest maturing date(s), any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the Special 10 year fixed maturity option (if applicable). A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should have considered this possibility before you purchased the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit (known as the "Living Benefit" under certain existing contracts) and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

6% (OR 5%) ROLL-UP TO AGE 85 (USED FOR THE 6% ROLL-UP TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF THE 6% (OR 5%) ROLL-UP TO AGE 85 ENHANCED DEATH BENEFIT OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

The effective annual roll-up rate credited to this benefit base is:

..   6% (or 5%) with respect to the variable investment options (other than
    EQ/Intermediate Government Bond and EQ/Money Market) and, for Accumulator(R) Select/SM/ contracts, monies allocated to the 12 month dollar cost averaging program, and, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, the account for special dollar cost averaging; the effective annual rate is 4% in Washington. Please see Appendix VIII later in this Prospectus to see what roll-up rate applies in your state or Appendix IX for what applies to your contract; and

                        CONTRACT FEATURES AND BENEFITS

..   3% with respect to the EQ/Intermediate Government Bond and EQ/Money Market,
    the fixed maturity options, the Special 10 year fixed maturity option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable). If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, an allocation to any investment option that rolls up at 3% will effectively reduce the growth rate of your guaranteed benefit. For more information, see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" later in this Prospectus.

The benefit base stops rolling up after the contract date anniversary following the annuitant's 85th birthday. However, even after the 6% (or 5%) Roll-Up to age 85 benefit base stops rolling up, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base.

Please see "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher Roll-Up rate (4-6%) and investment options with a lower Roll-Up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF THE 6% (OR 5%) ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the annuitant's (or older joint annuitant's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the annuitant's (or older joint annuitant's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

Your Annual Ratchet to age 85 benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

GREATER OF THE 6% (OR 5%) ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% (or 5%) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or later contract date anniversary. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will notify you, generally in your annual statement of your contract values that we issue each year following your contract date anniversary, if the Roll-Up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base your Roll-Up benefit will not be eligible for another reset for five years. If after your death your spouse continues the contract as Successor owner/annuitant, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is annuitant age 75. After the contract date anniversary following your 75th birthday, the 6% Roll-up to age 85 and "Greater of" GMDB and its associated charge will remain in effect but the Roll-up benefit base will no longer be eligible for resets.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.

                        CONTRACT FEATURES AND BENEFITS

The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

For information about whether the Guaranteed death benefit/ Guaranteed minimum income benefit roll-up benefit base reset is available under your contract, please see Appendix IX later in this Prospectus. The availability of the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset is also subject to state approval. Please contact see Appendix VIII for more information about availability in your state.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

GUARANTEED MINIMUM INCOME BENEFIT OPTION/(1)/

(DEPENDING ON WHEN YOU PURCHASED YOUR CONTRACT, THIS BENEFIT MAY BE CALLED THE "LIVING BENEFIT." SEE APPENDIX IX LATER IN THIS PROSPECTUS FOR MORE INFORMATION.)

The Guaranteed minimum income benefit was available if the annuitant was age 20 through 75 at the time the contract was issued. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

This feature is not available if you elected a GPB option or Principal Protector/SM/ or if you purchased the contract as an Inherited IRA. Depending on when you purchased your contract, the Guaranteed minimum income benefit rider may have been available with Principal assurance.

If you purchased the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See ''Owner and annuitant requirements'' earlier in this section. If the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. If the owner and annuitant are different in an NQ contract, there may be circumstances where the benefit may not be exercisable after an owner's death.
-------------
(1)Depending on when you purchased your contract, this benefit may be called the "Living Benefit." Accordingly, if applicable, all references to the Guaranteed minimum income benefit in this Prospectus and any related registration statement documents are references to the Living Benefit.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. Depending on when you purchased your contract, your options may be different. See Appendix IX later in this Prospectus for more information. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit.

The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant's age as follows:

---------------------------------------------------------------------------------------------------------
                                           LEVEL PAYMENTS
---------------------------------------------------------------------------------------------------------
                                                         PERIOD CERTAIN YEARS
     ANNUITANT'S AGE AT         -------------------------------------------------------------------------
          EXERCISE                          IRAS                                  NQ
-                               -------------------------------------------------------------------------

       75 and younger                        10                                   10

             76                               9                                   10

             77                               8                                   10

             78                               7                                   10

             79                               7                                   10

             80                               7                                   10

             81                               7                                    9

             82                               7                                    8

             83                               7                                    7

             84                               6                                    6

             85                               5                                    5
---------------------------------------------------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

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THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY. IT PROVIDES INCOME PROTECTION IF YOU ELECT AN INCOME PAYOUT WHILE THE ANNUITANT IS ALIVE.
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When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base less, any applicable withdrawal charge remaining, to GMIB guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

                        CONTRACT FEATURES AND BENEFITS

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

The Guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". Subject to state availability, in general, if your account value falls to zero, (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year), the Guaranteed minimum income benefit will be exercised automatically, based on the annuitant's current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including the Guaranteed minimum death benefit, any other guaranteed benefits and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

..   If your aggregate withdrawals during any contract year exceed 6% of the
    Roll-Up benefit base (as of the beginning of the contract year);

..   On the contract date anniversary following the annuitant's 85th birthday.

If the no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit.

For information about whether the Guaranteed minimum income benefit no lapse guarantee is available under your contract, please see Appendix IX later in this Prospectus. The availability of the Guaranteed minimum income benefit no lapse guarantee is dependent on when, and in what state, you purchased your contract. Please see Appendices VIII and IX, later in this Prospectus.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option, the fixed maturity options (including the Special 10 year fixed maturity option, if available) or the loan reserve account under Rollover TSA contracts.

-------------------------------------------------------------
                                    GUARANTEED MINIMUM
        CONTRACT DATE            INCOME BENEFIT -- ANNUAL
   ANNIVERSARY AT EXERCISE        INCOME PAYABLE FOR LIFE
-------------------------------------------------------------
             10                           $11,891
-------------------------------------------------------------
             15                           $18,597
-------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice with your annual statement. The annual statement will illustrate how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit.

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY, AND YOU CAN ONLY EXERCISE THE GUARANTEED MINIMUM INCOME BENEFIT, IF ELIGIBLE, DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR
CONTRACT WILL TERMINATE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE, IF AVAILABLE UNDER YOUR CONTRACT, IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
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You must return your contract to us along with all required information within 30 days following your contract date anniversary in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payment contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death, or if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. You will be eligible to exercise the Guaranteed minimum income benefit during your life and the annuitant's life, as follows:

..   If the annuitant was at least age 20 and not older than age 44 when the contract was issued, you are eligible to exercise the

                        CONTRACT FEATURES AND BENEFITS

   Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If the annuitant was at least age 45 and not older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

..   If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

..   To exercise the Guaranteed minimum income benefit:

   -- We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

   -- Your account value must be greater than zero on the exercise date. See
      "Effect of your account value falling to zero" in "Determining your contract's value" for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's 85th birthday;

(ii)if the annuitant was age 75 when the contract was issued or the Roll-Up benefit base was reset, if applicable, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's attainment of age 85.

(iii)for Accumulator(R), Accumulator(R) Elite/SM/, and Accumulator(R) Plus/SM/ QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee (if available), a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll-over of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;/(1)/
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(1)For Accumulator(R) Select/SM/ contracts, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee.

(v)if you reset the Roll-Up benefit base (if available and as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit. In addition, the successor owner/annuitant must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. Both the original owner/annuitant and the successor owner/annuitant must have been under age 85 at the time of the original owner/annuitant 's death in order for the Guaranteed minimum income benefit to continue. The original contract issue date will continue to apply for purposes of the exercise rules. If Spousal Protection is available under your contract and is elected, and the spouse who is the annuitant dies, the above rules apply if the contract is continued by the surviving spouse as the successor owner annuitant; and

(vii)if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

..   A successor owner who is not the annuitant may not be able to exercise the
    Guaranteed minimum income benefit without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract date anniversary on which you could exercise the benefit.

..   If the successor owner is the annuitant, the Guaranteed minimum income benefit continues only if the benefit could be exercised under the rules described above on a contract date anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the Guaranteed minimum income benefit cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

..   If you designate your surviving spouse as successor owner, the Guaranteed minimum income benefit continues and your surviving spouse may exercise the benefit according to the rules described above, even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

..   A successor owner or beneficiary that is a trust or other non-natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.


(viii)if the contract is jointly owned and not an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age; and

                        CONTRACT FEATURES AND BENEFITS

(ix)if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the annuitant's age.


See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this Prospectus for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value" and the section entitled ''Charges and expenses'' later in this Prospectus.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money."

Please see both "Effect of your account value falling to zero" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information. If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix XIII for more information about the New GWBL and the Modified Death Benefit.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a standard death benefit. If you did not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions (adjusted for any withdrawals and any withdrawal charges, and any taxes that apply). The standard death benefit was the only death benefit available for annuitants who were ages 76 to 85 at issue. The applicable issue ages may be different for certain contract owners, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus for more information. Once your contract has been issued, you may not change or voluntarily terminate your death benefit.

If you elected one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant's death (adjusted for any subsequent withdrawals, withdrawal charges and taxes that apply) whichever provides the higher amount. If you elected the Spousal protection option, if available, the Guaranteed minimum death benefit is based on the age of the older spouse, who may or may not be the annuitant, for the life of the contract. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit. The Annual Ratchet to age 85, the 6% Roll-up to age 85 and the "Greater of" enhanced death benefits have an additional charge. There is no charge for the Standard death benefit. Although the amount of your enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. See "Guaranteed minimum death benefit charge" in "Charges and expenses" for more information.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See "Termination of your contract" in "Determining your contract's value" for information about the circumstances under which your contract will terminate.

For Accumulator(R) Plus/SM/ contracts, if the annuitant dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any Credits applied in the one-year period prior to death.

OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR ANNUITANTS AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 0 THROUGH 70 AT ISSUE OF INHERITED IRA CONTRACTS AND 20 THROUGH 70 AT ISSUE OF QP AND FLEXIBLE PREMIUM IRA CONTRACTS. DEPENDING ON WHEN YOU PURCHASED YOUR CONTRACT, YOUR AVAILABLE ISSUE AGES MAY HAVE BEEN OLDER AT THE TIME YOU PURCHASED YOUR CONTRACT.

Subject to state and contract availability (please see Appendix VIII for state availability of these benefits and Appendix IX for contract variations later in this Prospectus), the following enhanced death benefits were available:

..   ANNUAL RATCHET TO AGE 85

..   6% ROLL-UP TO AGE 85

..   THE GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

These enhanced death benefits, together with the standard death benefit, comprise the Guaranteed minimum death benefits available under the contract.

                        CONTRACT FEATURES AND BENEFITS

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you elected Principal Protector/SM/, only the standard death benefit and the Annual Ratchet to Age 85 enhanced death benefit were available.

For information about the effect of withdrawals on your Guaranteed minimum death benefit, please see ''How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2'' in ''Accessing your money."

If you are using the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split funding so that those distributions do not adversely impact your enhanced death benefit. See ''Owner and annuitant requirements'' earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced minimum death benefit.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Guaranteed minimum death benefit. If you accepted such an offer, your Guaranteed minimum death benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Guaranteed minimum death benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.

PROTECTION PLUS/SM/

The following section provides information about the Protection Plus/SM/ option, which was only available at the time you purchased your contract. If Protection Plus/SM/ was not elected when the contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently. Protection Plus/SM/ is an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of having purchased the Protection Plus/SM/ feature in an NQ, IRA or Rollover TSA contract. If you purchased the Protection Plus/SM/ feature, you may not voluntarily terminate the feature. If you elected Principal Protector/SM/, the Protection Plus/SM/ feature is not available.

If the annuitant was 70 or younger when we issued your contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant and Protection Plus/SM/ had been elected at issue), the death benefit will be:

the GREATER of:

..   the account value OR

..   any applicable death benefit

INCREASED BY:

..   such death benefit less total net contributions, multiplied by 40%.

For purposes of calculating your Protection Plus/SM /benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) adjusted for each withdrawal that exceeds your Protection Plus/SM/ earnings. "Net contributions" are reduced by the amount of that excess. Protection Plus/SM/ earnings are equal to (a) minus (b) where
(a) is the greater of the account value and the death benefit immediately prior to the withdrawal and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death. If you are an existing contract owner and not a new purchaser, your net contributions may be reduced on a pro rata basis to reflect withdrawals (including withdrawal charges and any TSA loans). For information about what applies to your contract, see Appendix IX later in this Prospectus.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating the Protection Plus/SM/ benefit, if any contributions are made in the one-year period prior to death of the annuitant, the account value will not include any Credits applied in the one-year period prior to death.

If the annuitant was age 71 through 75 (this age may be higher for certain contract owners, depending on when you purchased your contract) when we issued your contract (or if the successor owner/ annuitant is between the ages of 71 and 75 when he or she becomes the successor owner/annuitant and Protection Plus/SM/ had been elected at issue), the death benefit will be:

the GREATER of:

..   the account value OR

..   any applicable death benefit

INCREASED BY:

..   such death benefit (as described above) less total net contributions, multiplied by 25%.

The value of the Protection Plus/SM/ death benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Protection Plus/SM/ death benefit is calculated, please see Appendix VII.

Although the value of your Protection Plus benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

If you elected Spousal protection, the Protection Plus/SM/ benefit is based on the age of the older spouse, who may or may not be the annuitant. Upon the death of the non-annuitant spouse, the account value will be increased by the value of the Protection Plus/SM/ benefit as of the date we receive due proof of death. Upon the death of the annuitant, the value of the Protection Plus/SM/ benefit is either added to the death benefit payment

                        CONTRACT FEATURES AND BENEFITS
or to the account value if Successor owner/annuitant is elected. If the surviving spouse elects to continue the contract, the benefit will be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract if the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

Ask your financial professional or see Appendix VIII later in this Prospectus to see if this feature was available in your state.

The Protection Plus/SM/ feature will terminate if your contract terminates for any reason. See "Termination of your contract" in "Determining your contract's value" later in this Prospectus.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Protection Plus/SM/ benefit. If you accepted such an offer, your Protection Plus/SM/ benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Protection Plus/SM/ benefit is still in effect. See "Guaranteed benefit offers" later in this section for more information.

PRINCIPAL PROTECTOR/SM/

The following section provides information about the Principal Protector/SM/ option, which was only available at the time you purchased your contract. If Principal Protector/SM/ was not elected when the contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently.

As described below, Principal Protector/SM/ provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your GWB Annual withdrawal amount. Principal Protector/SM/ is not an automated withdrawal program. You may request a withdrawal through any of our available withdrawal methods. See "Withdrawing your account value" in "Accessing your money" later in this Prospectus. All withdrawals reduce your account value and the guaranteed minimum death benefit.

Principal Protector/SM/ could be elected at contract issue, for an additional charge, if the annuitant was age 0 through 85 for NQ contracts or age 20 through 75 for all IRA contracts. Please see "Principal Protector/SM/ charge" in "Charges and expenses" later in this Prospectus for a description of the charge and when it applies. If you elected this benefit, you cannot terminate it.

Depending on when you purchased your contract, this feature may not be available. See Appendix IX later in this Prospectus for more information.

If you die, and your beneficiary elects the Beneficiary continuation option, if available, your beneficiary may continue Principal Protector/SM/ provided that the beneficiary was 75 or younger on the original contract date. If the beneficiary was older, Principal Protector/SM/ will terminate without value even if the GWB benefit base is greater than zero. In the case of multiple beneficiaries, any beneficiary older than 75 may not continue Principal Protector/SM/ and that beneficiary's portion of the GWB benefit base will terminate without value, even if it was greater than zero. The ability to continue Principal Protector/SM/ under the Beneficiary continuation option is subject to state availability. If it was approved in your state, it was added to your contract if you had already elected GWB. See "Beneficiary continuation option" under "Payment of death benefit" later in the Prospectus for more information on continuing Principal Protector/SM/ under the Beneficiary continuation option.

If you purchased the contract as a TSA or QP or Inherited IRA, Principal Protector/SM/ was not available. This benefit was also not available if you elected the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 and Annual Ratchet to Age 85 enhanced death benefit, Protection Plus/SM/, or GPB Option 1 or GPB Option 2 (or, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, the special dollar cost averaging program). For more information, please see Appendix IX later in this Prospectus.

Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of the benefit. See "Effect of GWB Excess withdrawals" below. For traditional IRAs, the Principal Protector/SM/ makes provision for you to take lifetime required minimum distributions ("RMDs") without losing the value of the Principal Protector/SM/ guarantee, provided you comply with the conditions under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you. Please consult your tax adviser.

YOUR GWB BENEFIT BASE

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWB benefit base increases by the dollar amount of any additional contributions.

..   Your GWB benefit base decreases by the dollar amount of withdrawals.

..   Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your GWB Annual withdrawal amount.

..   Your GWB benefit base may also be increased under the Optional step up provision.

..   Your GWB benefit base may also be increased under the one time step up applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under Principal Protector/SM/.

For Accumulator(R) Plus/SM/ contracts, credit amounts attributable to your contributions are not included for purposes of calculating your GWB benefit base.

YOUR GWB ANNUAL WITHDRAWAL AMOUNT

Your GWB Annual withdrawal amount is equal to either 5% or 7% ("Applicable percentage"), as applicable, of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making a GWB Excess withdrawal, as described below. When you purchased your contract, you chose between two available GWB Annual withdrawal options:

..   7% GWB ANNUAL WITHDRAWAL OPTION

..   5% GWB ANNUAL WITHDRAWAL OPTION

The GWB Annual withdrawal amount may decrease as a result of a GWB Excess withdrawal and may increase as a result of an Automatic

                        CONTRACT FEATURES AND BENEFITS
reset, additional contributions or a "step up" of the GWB benefit base; each of these transactions are discussed below in detail. Once you elect a GWB Annual withdrawal option, it cannot be changed.

Your GWB Annual withdrawal amounts are not cumulative. If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the GWB Annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

EFFECT OF GWB EXCESS WITHDRAWALS

A GWB Excess withdrawal is caused when you withdraw more than your GWB Annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your GWB Annual withdrawal amount, the entire amount of the withdrawal and each subsequent withdrawal in that contract year are GWB Excess withdrawals.

A GWB Excess withdrawal can cause a significant reduction in both your GWB benefit base and your GWB Annual withdrawal amount. If you make a GWB Excess withdrawal, we will recalculate your GWB benefit base and the GWB Annual withdrawal amount. As of the date of the GWB Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the GWB Annual withdrawal amount are then further adjusted, as follows:

..   If the account value after the deduction of the withdrawal is less than the
    GWB benefit base, then the GWB benefit base is reset equal to the account value.

..   If the account value after the deduction of the withdrawal is greater than or equal to the GWB benefit base, then the GWB benefit base is not adjusted further.

..   The GWB Annual withdrawal amount equals the lesser of: (i) the Applicable percentage of the adjusted GWB benefit base and (ii) the GWB Annual withdrawal amount prior to the GWB Excess withdrawal.

Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of Principal Protector/SM/. If your account value is less than your GWB benefit base (due, for example, to negative market performance), a GWB Excess withdrawal, even one that is only slightly more than your GWB Annual withdrawal amount, can significantly reduce your GWB benefit base and the GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your GWB Annual withdrawal amount is reduced to $5,040 (7% of $72,000), instead of the original $7,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the Guaranteed annual withdrawal amount, assuming the Guaranteed annual withdrawal amount is greater than the 10% free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Using the example above, if the $8,000 withdrawal is a withdrawal of contributions subject to the withdrawal charge, the withdrawal charge would apply to the $3,000 (the amount of the withdrawal charge above the Guaranteed annual withdrawal amount of $5,000). See "Certain withdrawals" in "Charges and expenses" later in this Prospectus.

You should further note that a GWB Excess withdrawal that reduces your account value to zero eliminates any remaining value in your GWB benefit base. See "Effect of your account value falling to zero" in "Determining your contract value" later in this Prospectus.

In general, if you purchase the contract as a traditional IRA and participate in our Automatic RMD service, and you do not take any other withdrawals, an automatic withdrawal under that program will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, and chooses scheduled payments, such payments will not cause a GWB Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the "5-year rule" instead of scheduled payments, this waiver does not apply and a GWB Excess withdrawal may occur if withdrawals exceed the GWB Annual withdrawal amounts.

EFFECT OF AUTOMATIC RESET

If you take no withdrawals in the first five contract years, the Applicable percentage to determine your GWB Annual withdrawal amount will be automatically reset at no additional charge. The Applicable percentage under the 7% GWB Annual withdrawal option will be increased to 10%, and the Applicable percentage under the 5% GWB Annual withdrawal option will be increased to 7%. The Applicable percentage is automatically reset on your fifth contract date anniversary, and your GWB Annual withdrawal amount will be recalculated.

If you die before the fifth contract date anniversary, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, if available, the Automatic reset will apply on the fifth contract date anniversary if you have not taken any withdrawals and: (1) your beneficiary chooses scheduled payments and payments have not yet started; or, (2) if your beneficiary chooses the "5-year rule" option and has not taken withdrawals. See "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus.

EFFECT OF ADDITIONAL CONTRIBUTIONS

Anytime you make an additional contribution, we will recalculate your GWB benefit base and your GWB Annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included) and your GWB Annual withdrawal amount will be equal to the greater of (i) the Applicable percentage of the new GWB benefit base, or (ii) the GWB Annual withdrawal amount in effect immediately prior to the additional contribution.

If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, no additional contributions will be permitted.

                        CONTRACT FEATURES AND BENEFITS

OPTIONAL STEP UP PROVISION

Except as stated below, any time after the fifth contract date anniversary, you may request a step up in the GWB benefit base to equal your account value. If your GWB benefit base is higher than the account value as of the date we receive your step up request, no step up will be made. If a step up is made, we may increase the charge for the benefit. For a description of the charge increase, see "Principal Protector/SM/ charge" in "Charges and expenses" later in this Prospectus. Once you elect to step up the GWB benefit base, you may not do so again for five complete contract years from the next contract date anniversary. Under both the Spousal protection and the successor owner annuitant features, upon the first death, the surviving spouse must wait five complete contract years from the last step up or from contract issue, whichever is later, to be eligible for a step up.

As of the date of your GWB benefit base step up, your GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to your stepped up GWB benefit base.

It is important to note that a step up in your GWB benefit base may not increase your GWB Annual withdrawal amount. In that situation, the effect of the step up is only to increase your GWB benefit base and support future withdrawals. We will process your step up request even if it does not increase your GWB Annual withdrawal amount, and we will increase the Principal Protector/SM/ charge, if applicable. In addition, you will not be eligible to request another step up for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume you take withdrawals of $7,000 in each of the first five contract years, reducing the GWB benefit base to $65,000. After five contract years, further assume that your account value is $92,000, and you elect to step up the GWB benefit base from $65,000 to $92,000. The GWB Annual withdrawal amount is recalculated to equal the greater of 7% of the new GWB benefit base, which is $6,440 (7% of $92,000), or the current GWB Annual withdrawal amount, $7,000. Therefore, following the step up, even though your GWB benefit base has increased, your GWB Annual withdrawal amount does not increase and remains $7,000.

The Optional step up provision is not available once your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option. However, if you die, and your beneficiary continues Principal ProtectorSM under the Beneficiary continuation option, the GWB benefit base will be stepped up to equal the account value, if higher as of the transaction date that we receive the Beneficiary continuation option election. For Accumulator(R) Plus/SM/ contracts, the account value will be reduced by any Credits applied to contributions made within one year prior to your death before the comparison with the GWB benefit base, for purposes of the GWB benefit base step up. As of the date of the GWB benefit base step up (if applicable) your beneficiary's GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to the stepped up GWB benefit base. This is a onetime step up at no additional charge.

OTHER IMPORTANT CONSIDERATIONS

..   Principal Protector/SM /protects your principal only through withdrawals.
    Your account value may be less than your total contributions.

..   You can take withdrawals under your contract without purchasing Principal
    Protector/SM/. In other words, you do not need this benefit to make withdrawals.

..   Amounts withdrawn in excess of your GWB Annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year.

..   Withdrawals made under Principal Protector/SM/ will be treated, for tax purposes, in the same way as other withdrawals under your contract.

..   All withdrawals are subject to all of the terms and conditions of the contract. Principal Protector/SM/ does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect Principal Protector/SM/. See "How withdrawals are taken from your account value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

..   GWB Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of GWB Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.

..   If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including Principal Protector/SM/ if your cash value is greater than your GWB Annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on Principal Protector/SM/ when you have a GWB benefit base that is greater than zero.

..   If you die and your beneficiary elects the Beneficiary continuation option, then your beneficiary should consult with a tax adviser before choosing to use the "5-year rule." The "5-year rule" is described in "Payment of death benefit" under "Beneficiary continuation option" later in this Prospectus. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

                        CONTRACT FEATURES AND BENEFITS

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix XIII for more information about the New GWBL and the Modified Death Benefit.

GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION

The Guaranteed Benefit Lump Sum Payment option is currently available under limited circumstances. It is available to you if you elected a Guaranteed minimum income benefit ("GMIB"), and the no-lapse guarantee is in effect and your account value falls to zero, either due to a withdrawal that is not an Excess withdrawal or due to a deduction of charges.

We reserve the right to terminate the availability of this option at any time. This option is not available under Rollover TSA contracts.


If your account value falls to zero, as described above, 1-2 business days thereafter we will send you a letter which will describe the options available to you, including the Guaranteed Benefit Lump Sum Payment option to make your election. In addition, the letter will include the following information:


   1. The Guaranteed Benefit Lump Sum offer is optional;

   2. If no action is taken, you will receive the stream of payments as promised under your contract;


   3. The amount and frequency of the stream of payments based on a single life annuity payout;


   4. The amount you would receive if you elect the Guaranteed Benefit Lump Sum offer;

   5. That the amount of the Guaranteed Benefit Lump Sum offer is less than the present value of the stream of payments;

   6. A description of the factors you should consider before accepting the Guaranteed Benefit Lump Sum offer; and

   7. The reason we are making the Guaranteed Benefit Lump Sum offer.


   8. That you may elect to receive a reduced series of income payments based on joint lives and can contact the customer services group to obtain the amount of a joint life annuity.


You will have no less than 30 days from the day your account value falls to zero to elect an option. If you elect the Guaranteed Benefit Lump Sum Payment option, you will receive the lump sum amount in a single payment.


If you elect the Guaranteed Benefit Lump Sum Payment, your contract and optional benefits will terminate, including any guaranteed minimum death benefit. If you do not make an election, we will automatically exercise your GMIB by issuing a supplementary annuity contract using the default option described in your contract.


We will determine the Guaranteed Benefit Lump Sum Payment amount as of the day your account value fell to zero. The amount of a Guaranteed Benefit Lump Sum Payment will vary based on the factors described below.

We first determine the contract reserves attributable to your contract using standard actuarial calculations, which is a conservative measurement of present value. In general, the contract reserve is the present value of future benefit payments. In determining your contract reserve, we take into account the following factors:

  .   The owner/annuitant's life expectancy (based on gender and age);

  . The current annual payment for the GMIB in the form of a single life annuity, adjusted for any outstanding withdrawal charge; and

  .   The interest rate at the time your account value fell to zero.


The Guaranteed Benefit Lump Sum Payment is calculated based on a percentage of the contract reserve based on certain factors including, but not limited to, the current interest rate environment and GMIB utilization rates we will use the percentage that is in effect at the time of your election. The percentage will range from 50% to 90% of the contract reserve. If your account value falls to zero, as described above, we will notify you then of the current percentage when we send you the letter describing the options available to you. Your payment will be reduced, as applicable, by any annual payments made since your account value fell to zero. For information on how the Guaranteed Benefit Lump Sum Payment option works under certain hypothetical circumstances, please see Appendix XII.


In the event your account falls to zero, as described above, you should evaluate this payment option carefully. IF YOU ELECT THE

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION, YOU WOULD NO LONGER HAVE THE ABILITY TO RECEIVE PERIODIC CASH PAYMENTS OVER YOUR LIFETIME UNDER THE GMIB. When you purchased your contract you made a determination that the lifetime income stream available under the GMIB was important to you based on your personal circumstances. When considering this payment option, you should consider whether you still need the benefits of an ongoing lifetime income stream, given your personal and financial circumstances.


In addition, you should consider the following factors:

  . Whether, given your state of health, you believe you are likely to live to enjoy the future income benefits provided by the GMIB; and


  . Whether a lump sum payment (which may be up to 50% less than the present value of the future stream of payments) is more important to you than a future stream of payments. See Hypothetical Illustrations in Appendix XII.

  . Whether there are differences in tax consequences for taking a lump sum as opposed to receiving annuity payments.


In considering the factors above, and any other factors you believe are relevant, you may wish to consult with your financial professional or other advisor.


We believe that offering this payment option could be mutually beneficial to both us and to contract owners whose financial circumstances may have changed since they purchased the contract. If you elect the Guaranteed Benefit Lump Sum Payment option, you would immediately receive a lump sum payment rather than a stream of future payments over your lifetime. We would gain a financial benefit because we anticipate that providing a lump sum payment to you will be less costly to us than paying you periodic cash payments during your lifetime. The lump sum payment option may not be beneficial for everyone.

If you elect the Guaranteed Benefit Lump Sum Payment option it will be treated as a surrender of the contract and may be taxable and subject to tax penalties. For information on tax consequences, please see the section entitled "Tax information" in the Prospectus.

This payment option may not be available in all states. We may, in the future, suspend or terminate this payment option, or offer this payment option on more or less favorable terms upon advance notice to you. In addition, depending on when you purchased your contract, this option may not be available. See Appendix IX later in this Prospectus for contract variations.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(FOR ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/, AND ACCUMULATOR(R) SELECT/SM/ CONTRACTS ONLY )

The contract was available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected "original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not have been available in all states. Please speak with your financial professional for further information.

Depending on when you purchased your contract, the contract may not have been available. See Appendix IX later in this Prospectus for more information.

The inherited IRA beneficiary continuation contract could only have been purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries are treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract could have been purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but may have elected to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that Inherited IRA, you may qualify to take an amount from that other Inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another Inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

                        CONTRACT FEATURES AND BENEFITS

..   The beneficiary of the original IRA is the annuitant under the inherited
    IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust is the annuitant.

..   An inherited IRA beneficiary continuation contract was not available for annuitants over age 70.

..   The initial contribution had to be a direct transfer from the deceased owner's original IRA and was subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix XI" for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges if applicable under your contract, will apply as described in "Charges and expenses" later in this Prospectus.

..   The Guaranteed minimum income benefit, successor owner/ annuitant feature,
    12 month dollar cost averaging program (if applicable), special dollar cost averaging program (if applicable), automatic investment program, GPB Options 1 and 2, Principal Protector/SM /and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the annuity account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges (if applicable under your contract) will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACT IS NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct),
(ii) any guaranteed interest in the guaranteed interest option, and (iii) any positive or negative market value adjustments in the fixed maturity options, and, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, (iv) any interest in the account for special dollar cost averaging through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or, if applicable, (iv) above). For any IRA contracts returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. For Accumulator(R) Plus/SM/ contracts, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract, whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA contract or Flexible Premium Roth IRA contract and return to a Rollover IRA contract or Flexible Premium IRA contract, whichever applies. Our processing office or your financial professional can provide you with the cancellation instructions.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total value of the values you have in: (i) the variable investment options; (ii) the guaranteed interest account; (iii) market adjusted amounts in the fixed maturity options; (iv) for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge as well as any optional benefit charges(1); (ii) any applicable withdrawal charge; and
(iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions and, for Accumulator(R) Plus/SM/ contracts, the credit;

(ii)decreased to reflect a withdrawal (plus applicable withdrawal charges);

(iii)increased to reflect transfer into, or decreased to reflect transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.
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(1)Depending on when you purchased your contract, your account value will be reduced by a pro rata portion of the administrative charge only. See Appendix IX later in this Prospectus for more information.

In addition, if applicable, when we deduct the enhanced death benefit, guaranteed minimum income benefit, GPB Option 2, Principal Protector/SM/ and/or Protection Plus/SM/ benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest account at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR ACCUMULATOR(R) AND ACCUMULATOR(R) ELITE/SM/ CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other applicable guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include stopping withdrawals or exercising your Guaranteed minimum income benefit on your next contract date anniversary. If your contract was issued in Maryland, you may be able to prevent termination of your contract by making a contribution under certain circumstances. Please call our processing office to determine if this applies to your contract.

                       DETERMINING YOUR CONTRACT'S VALUE

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WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.
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See Appendix VIII later in this Prospectus for any state variations with regard to the termination of your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE (NOT AVAILABLE UNDER ALL CONTRACTS). In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

PRINCIPAL PROTECTOR/SM/ (NOT AVAILABLE UNDER ALL CONTRACTS). If you elected Principal Protector/SM/ and your account value falls to zero due to a GWB Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary annuity contract, as discussed below, even if your GWB benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWB Excess withdrawal or due to a deduction of charges, please note the following:

..   If your GWB benefit base equals zero, we will terminate your contract and make no payment.

..   If your GWB benefit base is greater than zero but less than or equal to the balance of your GWB Annual withdrawal amount, if any, for that contract year, we will terminate your contract and pay you any remaining GWB benefit base.

..   If your GWB benefit base is greater than the balance of your remaining GWB
    Annual withdrawal amount, if any, for that contract year, we will pay you your GWB Annual withdrawal amount balance and terminate your contract, and we will pay you your remaining GWB benefit base as an annuity benefit, as described below.

..   If the Beneficiary continuation option is elected (not available in all states), and the account value falls to zero while there is a remaining GWB benefit base, we will make payments to the beneficiary as follows:

   -- If the beneficiary had elected scheduled payments we will continue to make scheduled payments over remaining life expectancy until the GWB benefit base is zero, and the Principal Protector/SM/ charge will no longer apply.

   -- If the beneficiary had elected the "5-year rule" and the GWB benefit base is greater than the remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay the beneficiary the GWB Annual withdrawal amount balance. We will continue to pay the beneficiary the remaining GWB Annual withdrawal amount each year until the GWB benefit base equals zero, or the contract terminates at the end of the fifth contract year, whichever comes first. Any remaining GWB benefit base at the end of the fifth contract year will terminate without value.

ANNUITY BENEFIT. If the contract terminates and the remaining GWB benefit base is to be paid in installments, we will issue you an annuity benefit contract and make annual payments equal to your GWB Annual withdrawal amount on your contract date anniversary beginning on the next contract date anniversary, until the cumulative amount of such payments equals the remaining GWB benefit base (as of the date the contract terminates). The last installment payment may be smaller than the previous installment payments in order for the total of such payments to equal the remaining GWB benefit base.

The annuity benefit supplemental contract will carry over the same owner, annuitant and beneficiary as under your contract. If you die before receiving all of your payments, we will make any remaining payments to your beneficiary. The charge for Principal Protector/SM/ will no longer apply.

If at the time of your death the GWB Annual withdrawal amount was being paid to you as an annuity benefit, your beneficiary may not elect the Beneficiary continuation option.

TERMINATION OF YOUR CONTRACT

Your contract, including any guaranteed benefits you have elected, will terminate for any of the following reasons:

..   You surrender your contract. See "Surrendering your contract to receive its cash value" in Accessing your money" for more information.

..   You annuitize your contract. See "Your annuity payout options" in
    "Accessing your money" for more information.

..   Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See "Your Annuity maturity date" in "Accessing your money" later in this Prospectus.

..   Your account value is insufficient to pay any applicable charges when due.
    See "Effect of your account value falling to zero" earlier in this section for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the variable investment options, subject to the following:

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3% or less.

..   If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment and affect your GPB.

..   A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day. If you are an existing contract owner, this restriction may not apply. See Appendix IX later in this Prospectus for contract variations.

..   No transfers are permitted into the Special 10 year fixed maturity option
    (if available).

..   For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, you may not transfer any amount to the account for special dollar cost averaging.

..   For Accumulator(R) Select/SM/ contracts, you may not transfer any amount to the 12 month dollar cost averaging program.

In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option, the interest sweep option and dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) through Online Account Access. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "6% (or 5%) Roll-Up to age 85 (used for the 6% Roll-Up to age 85 enhanced death benefit AND the Greater of 6% (or 5%) Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher Roll-Up rate (5% or 6%, or 4% in Washington) applies with respect to most investment options, and, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, amounts in the account for special dollar cost averaging but a lower Roll-Up rate (3%) applies with respect to the EQ/Intermediate Government Bond option, the EQ/Money Market option (for Accumulator(R) Select/SM/ contracts, not including any amounts allocated to the 12 month dollar cost averaging program), the fixed maturity options, the Special 10 year fixed maturity option (if applicable), the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower Roll-Up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher Roll-Up rate options". For more information about Roll-Up rates applicable in various states and for various contract versions, see Appendices VIII and IX.

Your Roll-Up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at the higher rate and the other portion that is rolling up at 3%. If you transfer account value from a higher Roll-Up rate option to a lower Roll-Up rate option, all or a portion of your benefit base will transfer from the higher rate benefit base segment to the lower rate benefit base segment. Similarly, if you transfer account value from a lower Roll-Up rate option to a higher Roll-Up rate option, all or a portion of your benefit base will transfer from the lower rate segment to the higher rate segment. To determine how much to transfer from one Roll-Up benefit base segment to the other Roll-Up benefit base segment, we use a dollar-for-dollar calculation.

This means that we generally transfer an amount from one Roll-Up benefit base segment to the other Roll-Up benefit base segment in

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS the same dollar amount as the transfer of account value. The effect of a transfer on your benefit base will vary depending on your particular circumstances.

..   For example, if your account value is $45,000 and has always been invested in the higher Roll-Up rate options, and your benefit base is $30,000 and is all rolling up at the higher rate, and you transfer $15,000 of your account value to the EQ/Money Market variable investment option (a lower Roll-Up rate option), then we will transfer $15,000 from the higher rate benefit base segment to the lower rate benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will continue to roll-up at the higher rate and $15,000 will roll-up at the lower rate.

..   For an additional example, if your account value is $30,000 and has always been invested in lower Roll-Up rate options, and your benefit base is $45,000 and is all rolling up at the lower rate, and you transfer $15,000 of your account value (which is entirely invested in lower Roll-Up rate options) to a higher Roll-Up rate option, then we will transfer $15,000 of your benefit base from the lower rate benefit base segment to the higher rate benefit base segment. Therefore, immediately after the transfer, of your $45,000 benefit base, $15,000 will continue to roll-up at the higher rate and $30,000 will roll-up at the lower rate.

..   Similarly, using the same example as immediately above, if you transferred all of your account value ($30,000) to a higher Roll-Up rate option, $30,000 will be transferred to the higher rate benefit base segment. Immediately after the transfer, of your $45,000 benefit base, $30,000 will roll-up at the higher rate and $15,000 will continue to roll-up at the lower rate. Therefore, it is possible that some of your benefit base will roll-up at the lower rate even after you transfer all of your account value to the higher Roll-Up rate options.

If you request withdrawals using our Dollar-for-Dollar Withdrawal Service and indicate you want to preserve your roll-up benefit base, the service will automatically account for any differing roll-up rates among your investment options. See "Dollar-for-dollar withdrawal service" in "Accessing your money" later in this Prospectus. Whether you request withdrawals through our Dollar-for-Dollar service or without using that service, you should consider the impact on any withdrawals on your benefit bases. See "How withdrawals (and transfers out of the 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, "the trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, no trust available under the contract had implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We offer rebalancing, which you can use to automatically reallocate your account value among your investment options. We currently offer two options:
"Option I" and "Option II." Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

(a)the percentage you want invested in each investment option (whole percentages only), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

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REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
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While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers between the guaranteed interest option and the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, for Accumulator(R) Select/SM/ contracts, in 12 month dollar cost averaging.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. If you withdraw more than 90% of your contract's current cash value, we will treat it as a request to surrender your contract for its cash value. See "Surrendering your contract to receive its cash value" below. For the potential tax consequences of withdrawals, see "Tax information" later in this Prospectus.

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ALL WITHDRAWALS REDUCE YOUR ACCOUNT VALUE ON A DOLLAR FOR DOLLAR BASIS. THE IMPACT OF WITHDRAWALS ON YOUR GUARANTEED BENEFITS IS DESCRIBED IN "HOW WITHDRAWALS (AND TRANSFERS OUT OF THE SPECIAL 10 YEAR FIXED MATURITY OPTION) AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED PRINCIPAL BENEFIT OPTION 2" AND ''HOW WITHDRAWALS AFFECT PRINCIPAL PROTECTOR" LATER IN THIS SECTION. WITHDRAWALS CAN POTENTIALLY CAUSE YOUR CONTRACT TO TERMINATE, AS DESCRIBED IN "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO'' IN ''DETERMINING YOUR CONTRACT'S VALUE'' EARLIER IN THIS PROSPECTUS.
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                                      METHOD OF WITHDRAWAL
                               -----------------------------------
                                               PRE-AGE   LIFETIME
                                                59 1/2   REQUIRED
                                                 SUB-     MINIMUM
                                       SYSTE- STANTIALLY DISTRIBU-
   CONTRACT                    PARTIAL MATIC    EQUAL      TION
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NQ                               Yes    Yes      No        No
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Rollover IRA                     Yes    Yes      Yes       Yes
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Flexible Premium IRA/(1)/        Yes    Yes      Yes       Yes
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Roth Conversion IRA              Yes    Yes      Yes       No
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Flexible Premium Roth IRA/(1)/   Yes    Yes      Yes       No
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Inherited IRA                    No     No       No        /(2)/
------------------------------------------------------------------
QP/(3)/                          Yes    No       No        No
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Rollover TSA/(4)/                Yes    Yes      No        Yes
------------------------------------------------------------------

(1)Flexible Premium IRA contracts and Flexible Premium Roth IRA contracts are only available with Accumulator(R) contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus. Inherited IRA contracts are not available with Accumulator(R) Plus/SM/ contracts.
(3)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus. QP contracts are not available with Accumulator(R) Select/SM/ contracts.
(4)Employer or plan approval is required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix X --"Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.

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ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
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DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

Withdrawals under the Dollar-for-Dollar Withdrawal Service will continue, even if your account value is low, until you terminate the service by notifying us in writing. If your account value is low and you have guaranteed benefits, you should consider ending the Dollar-for-Dollar Withdrawal Service. Except in certain circumstances, if your account value falls to zero, your contract and any guaranteed benefits will be terminated. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate times the last contract date anniversary benefit base. This calculation results from the fact that the Roll-up benefit base rolls up daily. If a withdrawal is taken on any day prior to the last day of the contract year, the daily roll-up rate will be applied going forward to the reduced benefit base. Therefore, the benefit base is only fully increased by an annual amount that equals the roll-up rate times the prior contract date anniversary benefit base if there have been no withdrawals during that year.

   Because the Roll-up benefit base no longer rolls up after age 85, any withdrawals you take after age 85 will always reduce your benefit base. If you wish to preserve your benefit base, you must stop taking withdrawals after age 85. For more information about the impact of withdrawals on your guaranteed benefits after age 85, see ''How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2'' in "Accessing your money."

                             ACCESSING YOUR MONEY

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

If you are over age 85, your Roll-up benefit base is no longer credited with the annual roll-up rate, so even withdrawals based on the full dollar-for-dollar calculation will significantly reduce the value of your benefit. Every withdrawal you take will permanently reduce your Roll-up benefit base by at least the full amount of the withdrawal.

If you request a withdrawal calculation that preserves your roll up benefit base, the Dollar-for-Dollar Withdrawal Service adjusts for investment options to which a 3% Roll-up rate applies (the EQ/Money Market option except amounts allocated to the account for special money market dollar cost averaging (if applicable), the fixed maturity options, the guaranteed interest option, and the loan reserve account under Rollover TSA) (the "lower Roll-up options"). If you want to preserve your roll up benefit base and you elected a guaranteed benefit that provides a 5% (or greater) roll-up, allocations of account value to any lower Roll-up option will generally reduce the amount of withdrawals under the Dollar-for-Dollar Withdrawal Service.

We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

Except for Accumulator(R) Select/SM/ contracts, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus). If you already own your contract, the applicable free withdrawal percentage may be higher. See Appendix IX later in this Prospectus for the free withdrawal amount that applies to your contract. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP CONTRACTS)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election. If you already own your contract, the applicable percentages may be higher. See Appendix IX later in this Prospectus for information on what applies to your contract.

For contracts other than Accumulator(R) Select/SM/ contracts, if the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate systematic withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary (or in the first contract year, multiplied by all contributions received in the first 90 days), your benefit base will be reduced on a pro rata basis. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" later in this section.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above.

You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

                             ACCESSING YOUR MONEY

For contracts other than Accumulator(R) Select/SM/ contracts, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. This option is not available if you have elected a guaranteed principal benefit -- this restriction may not apply to certain contract owners, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information.

If you are over age 85, your Annual Ratchet to age 85, 6% Roll-up to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

SUBSTANTIALLY EQUAL WITHDRAWALS
(ALL CONTRACTS EXCEPT QP CONTRACTS, NQ CONTRACTS, INHERITED IRA CONTRACTS, AND ROLLOVER TSA CONTRACTS)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate substantially equal withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis. See "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" later in this section.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For contracts other than Accumulator(R) Select/SM/ contracts, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Depending on when you purchased your contract, this option may not be available if you have elected a guaranteed principal benefit. If you are an existing contract owner, this restriction may not apply to all contract owners. See Appendix IX later in this Prospectus for contract variations.

If you are over age 85, your Annual Ratchet to age 85, 6% Roll-up to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(ROLLOVER IRA, FLEXIBLE PREMIUM IRA AND ROLLOVER TSA CONTRACTS ONLY -- SEE "TAX INFORMATION" AND APPENDIX X LATER IN THIS PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply.

Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as a Guaranteed minimum death benefit based on a Roll-up benefit base or Guaranteed minimum income benefit, and amounts withdrawn from the contract to meet RMDs exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. If you are over age 85, your Annual Ratchet to age 85, 6% Roll-up to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. See "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" later in this section.

Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix X later in this Prospectus.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix X later in this Prospectus for your specific type of retirement arrangement.

                             ACCESSING YOUR MONEY

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FOR ROLLOVER IRA, FLEXIBLE PREMIUM IRA, AND ROLLOVER TSA CONTRACTS, WE WILL
SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
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For contracts other than Accumulator(R) Select/SM/ contracts, we do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH PRINCIPAL PROTECTOR/SM/. If you elected Principal Protector/SM/, provided no other withdrawals are taken during a contract year in which you participate in our Automatic RMD service, an automatic withdrawal using our service will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. If you take any other withdrawal while you participate in the service, however, this GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, you must elect and maintain participation in our Automatic RMD service at your required beginning date, or the contract date, if your required beginning date has occurred before the contract was purchased. See "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus for further information.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest account. If there is insufficient value or no value in the variable investment options and the guaranteed interest account, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options (other than the Special 10 year fixed maturity option, if applicable), in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option).

You may choose to have your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS (AND TRANSFERS OUT OF THE SPECIAL 10 YEAR FIXED MATURITY OPTION) AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED PRINCIPAL BENEFIT OPTION 2

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PRO RATA WITHDRAWAL -- A WITHDRAWAL THAT REDUCES YOUR GUARANTEED BENEFIT BASE AMOUNT ON A PRO RATA BASIS. REDUCTION ON A PRO RATA BASIS MEANS THAT WE CALCULATE THE PERCENTAGE OF THE CURRENT ACCOUNT VALUE THAT IS BEING WITHDRAWN AND WE REDUCE THE BENEFIT BASE BY THAT PERCENTAGE. THE FOLLOWING EXAMPLE SHOWS HOW A PRO RATA WITHDRAWAL CAN REDUCE YOUR GUARANTEED BENEFIT BASE BY MORE THAN THE AMOUNT OF THE WITHDRAWAL: ASSUME YOUR ACCOUNT VALUE IS $30,000 AND YOU WITHDRAW $12,000, YOU HAVE WITHDRAWN 40% OF YOUR ACCOUNT VALUE. IF YOUR GUARANTEED BENEFIT BASE IS $40,000 BEFORE THE WITHDRAWAL, IT WOULD BE REDUCED
BY $16,000 ($40,000 X .40) TO $24,000 ($40,000 - $16,000) AFTER THE WITHDRAWAL.
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If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

Transfers out of the Special 10 year fixed maturity option will reduce GPB Option 2 on a pro rata basis. In addition, if you make a contract withdrawal from the Special 10 year fixed maturity option, we will reduce your GPB Option 2 in a similar manner; however, the reduction will reflect both a transfer out of the Special 10 year fixed maturity option and a withdrawal from the contract. Therefore, the reduction in GPB Option 2 is greater when you take a contract withdrawal from the Special 10 year fixed maturity option than it would be if you took the withdrawal from another investment option.

Similar to the example above, if your account value is $30,000 and you withdraw $12,000 from the Special 10 year fixed maturity option, you have withdrawn 40% of your account value. If your GPB Option 2 benefit was $40,000 before the withdrawal, the reduction to reflect the transfer out of the Special 10 year fixed maturity option would equal $16,000 ($40,000 x .40). The amount used to calculate the reduction to reflect the withdrawal from the contract is $24,000 ($40,000 - $16,000). The reduction to reflect the withdrawal would equal $9,600 ($24,000 x .40), and your new benefit after the withdrawal would be $14,400 ($24,000 - $9,600).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

With respect to the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit and the 6% Roll-Up to age 85 death benefit, withdrawals (including any applicable withdrawal charges) will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the most recent contract date anniversary. Additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year

                             ACCESSING YOUR MONEY
to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

The effect of withdrawals on your Guaranteed minimum income benefit and Guaranteed minimum death benefit (including the Greater of 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) may be different. See Appendix IX later in this Prospectus for information on what applies to your contract.

If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, all or a portion of your Roll-up to age 85 benefit base may be rolling up at 3%, if all or a portion of your account value is currently allocated to one or more investment options to which a 3% roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-up to age 85 benefit base, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" earlier in this Prospectus and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

PRESERVING YOUR ROLL-UP BENEFIT BASE. If you are interested in withdrawals that preserve the Roll-up to age 85 benefit base as of the last contract anniversary or the withdrawal transaction date, or withdrawals that are equal to the full amount of the available dollar-for-dollar withdrawal, you should use our Dollar-for-Dollar Withdrawal Service. See "Dollar-for-dollar withdrawal service" in "Accessing your money" earlier in this Prospectus. The service adjusts for various factors in the calculation of a withdrawal, including the fact that the roll-up rate is applied on a daily basis (which means that if a withdrawal is taken on any day prior to the last day of the contract year, the roll-up rate will be applied going forward from the day of the withdrawal to a reduced benefit base) and the fact that the 3% Roll-up rate may apply to all or a portion of the benefit base. If you do not use the Dollar-for-Dollar Withdrawal Service, you may reduce your benefits more than you intend.

WITHDRAWALS AFTER AGE 85. If you are over age 85, your Annual Ratchet to age 85, 6% Roll-up to age 85 and "Greater of" death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. As a result, if you have a Guaranteed minimum death benefit based on a Roll-up to age 85 benefit base:

..   You can no longer take withdrawals and preserve the benefit base.

..   You should stop taking withdrawals if you wish to maintain the value of the benefit.

..   If you want to continue taking withdrawals, you can ensure that those withdrawals will reduce your benefit base on a dollar-for-dollar rather than pro rata basis by enrolling in the full dollar-for-dollar withdrawal service. See "Dollar-for-dollar withdrawal service" in "Accessing your money."

..   The maximum amount you are able to withdraw each year without triggering a pro rata reduction in your benefit base will decrease. If you do not enroll in the full dollar-for-dollar withdrawal service and want to ensure that your withdrawals reduce your benefit base on a dollar-for-dollar basis, you should make sure that the sum of your withdrawals in a contract year is equal to or less than the value of the applicable Roll-up rate times your benefit base on your most recent contract date anniversary.

If you have the Annual Ratchet to age 85 death benefit, the Annual Ratchet to age 85 benefit base is always reduced pro rata by withdrawals, regardless of your age. However, like the Roll-up benefit base, the Annual Ratchet to age 85 benefit base will no longer be eligible to increase. It will be permanently reduced by all withdrawals.

LOW ACCOUNT VALUE. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see "Effect of your account value falling to zero" in "Determining your contract's value" for more information.

HOW WITHDRAWALS AFFECT PRINCIPAL PROTECTOR/SM/

If you elected Principal Protector/SM/, if available, any withdrawal reduces your GWB benefit base by the amount of the withdrawal. In addition, a GWB Excess withdrawal can significantly reduce your GWB Annual withdrawal amount and further reduce your GWB benefit base. For more information, see "Effect of GWB Excess withdrawals" and "Other important considerations" under "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. Also, under certain contracts, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. If you are an existing contract owner, the rules in the preceding sentence may not apply under your contract or if the Guaranteed minimum income benefit no lapse guarantee is available and in effect on your contract. See Appendix IX later in this Prospectus for information. See also "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR PRINCIPAL PROTECTOR/SM/ (IF AVAILABLE). If you elected Principal Protector/SM/, all withdrawal methods described above can be used. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWB Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWB Excess withdrawal. In other words, if you take a GWB Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWB benefit base is greater than zero. Please also see "Effect of your account value falling to zero" in "Determining your contract value" earlier in this Prospectus. Please also see "Principal Protector/SM/" in "Contract features and benefits,"

                             ACCESSING YOUR MONEY
earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans from a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service."

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of the loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan including any accrued and unpaid loan interest, will be deducted from the death benefit amounts).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VIII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix X for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option). If the amounts are withdrawn from the Special 10 year fixed maturity option, the guaranteed benefit will be adversely affected. See "Guaranteed principal benefit option 2" in "Contract features and benefits" earlier in this Prospectus.

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, a loan will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the loan reserve account. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required). For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including Principal Protector/SM/ (if applicable), if your cash value is greater than your GWB Annual withdrawal amount. If you have a GWB benefit base greater than zero, you should consider the impact of a contract surrender on the Principal Protector/SM/ benefit. If your surrender request does not constitute a GWB Excess withdrawal, you may be eligible for additional benefits. If, however, your surrender request constitutes a GWB Excess withdrawal, you will lose those benefits. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect under your contract, the Guaranteed minimum income benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Annuity benefit" under "Effect of your account value falling to zero" in "Determining your contract value" and "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

                             ACCESSING YOUR MONEY

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest account and fixed maturity options and, for Accumulator(R) and Accumulator(R) Elite/SM/ contracts, the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

..   disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;

..   any disbursement requested within 30 days of a change to the address;

..   any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request;

..   any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE. NOTARIZATION WILL NOT SUBSTITUTE FOR A MEDALLION SIGNATURE GUARANTEE.


YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as the Accumulator(R) Series provide for conversion to payout status at or before the contract's "maturity date." This is called "annuitization." You must annuitize by your annuity maturity date, as discussed later in this section. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, terminate. Your contract will be converted to a supplemental annuity payout contract ("payout option") that provides periodic payments for life as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms, provided that your account value is greater than zero on the exercise date. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. We may offer other payout options not outlined here. Your financial professional can provide details. Please see Appendix VIII later in this Prospectus for variations that may apply to your state.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age when the contract was issued. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect Principal Protector/SM/ and choose to annuitize your contract before the maturity date, Principal Protector/SM/ will terminate without value even if your GWB benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under Principal Protector/SM/. See "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus for further information.

-----------------------------------------------------------------
Fixed annuity payout options  .   Life annuity
                              .   Life annuity with period
                                  certain
                              .   Life annuity with refund
                                  certain
-----------------------------------------------------------------

                             ACCESSING YOUR MONEY

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments. If amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date, a market value adjustment will apply.

For contracts other than Accumulator(R) Select/SM/ contracts, there is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge, if any, will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin from the Accumulator(R) Series contract. Generally, the date annuity payments begin may not be earlier than thirteen months from the Accumulator(R) Series contract date. However, for Accumulator(R) Plus/SM/ contracts, the date annuity payments begin may not be earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from the contract date. Please see Appendix VIII later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VIII later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity. Please note that the aggregate payments you would receive from this form of annuity during the period certain is likely to be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization.

On the annuity maturity date, Principal Protector (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

PRINCIPAL PROTECTOR

If you elected Principal Protector/SM/ and your contract is annuitized at maturity, we will offer an annuity payout option for life that guarantees you will receive payments that are at least equal to what you would have received under Principal Protector until the point at which your GWB Benefit Base is depleted. After your GWB Benefit Base is depleted, you will continue to receive periodic payments while you are living. The amount of each payment will be the same as the payment amount that you would have received if you had applied your account value on the maturity date to purchase a life annuity at the annuity purchase rate guaranteed in your contract; this payment amount may be more or less than your GWB Annual Withdrawal amount.

Please see Appendix VIII later in this Prospectus for variations that may apply in your state.

                             ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   For contracts other than Accumulator(R) Select/SM/ contracts, at the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

..   On each contract date anniversary -- a charge for each optional benefit that you have elected: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; Principal Protector/SM/; and Protection Plus/SM/.

..   On the first 10 contract date anniversaries -- a charge for GPB Option 2, if you have elected this optional benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. The fees and charges described are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix IX for the fees and charges that apply under your contract. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.75%
   Accumulator(R) Plus/SM/:                                                            0.90%
   Accumulator(R) Elite/SM/:                                                           1.10%
   Accumulator(R) Select/SM/:                                                          1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Accumulator(R) Plus/SM /contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ''Credits'' in ''Contract features and benefits'' earlier in this Prospectus. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same mortality and expense risks charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.30% or 0.25%/(1)/
   Accumulator(R) Plus/SM/:                                                            0.35% or 0.25%/(1)/
   Accumulator(R) Elite/SM/:                                                           0.30% or 0.25%/(1)/
   Accumulator(R) Select/SM/:                                                          0.25%

(1)See Appendix IX later in this Prospectus for the charge that applies to your contract

                             CHARGES AND EXPENSES

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                                                     0.20%
   Accumulator(R) Plus/SM/:                                                            0.25%
   Accumulator(R) Elite/SM/:                                                           0.25%
   Accumulator(R) Select/SM/:                                                          0.35%

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For contracts other than Accumulator(R) Select/SM/ contracts, for certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE

(THIS SECTION DOES NOT APPLY TO ACCUMULATOR(R) SELECT/SM/ CONTRACTS)

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contracts features and benefits" earlier in this Prospectus. We expect to make a profit from this charge. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

-------------------------------------------------------------------------
                    WITHDRAWAL CHARGE AS A % OF
                    CONTRIBUTION CONTRACT YEAR
-------------------------------------------------------------------------
                          1   2   3   4      5    6   7      8      9+
-------------------------------------------------------------------------
Accumulator(R)            7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --
-------------------------------------------------------------------------
Accumulator(R) Plus/SM/   8%  8%  7%  7%  6%      5%  4%  3%      0%/(2)/
-------------------------------------------------------------------------
Accumulator(R) Elite/SM/  8%  7%  6%  5%  0%/(3)/ --  --  --      --
-------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 9th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VIII later in this prospectus for possible withdrawal charge schedule variations.

                             CHARGES AND EXPENSES

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to the same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each variable investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit (or the "Living Benefit") base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in the Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract), and (2) the 10% free withdrawal amount defined above.

If you elected Principal Protector/SM/, we will waive any withdrawal charge for any withdrawal during the contract year up to the GWB Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges are applied to the amount of the withdrawal that exceeds the GWB Annual withdrawal amount.

The applicable free withdrawal amount percentage may be higher for certain contract owners, depending on when you purchased your contract. See Appendix IX later in this Prospectus for the free withdrawal amount that applies under your contract.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or the annual ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal, or to any subsequent withdrawal for the life of the contract.

See Appendix IX later in this Prospectus to see if this waiver of the withdrawal charge applies under your contract.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii)The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is
     (a) approved by Medicare as a provider of skilled nursing care service, or
     (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions as described in (i),
(ii) or (iii) above existed at the time a contribution was remitted or if the condition that began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elected the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. If you are an existing contract owner, the charge may be as much as 0.30% of the Annual Ratchet to age 85 benefit base. Please see Appendix IX later in this Prospectus or your contract for more information. Although the Annual Ratchet to age 85 death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.50% of the Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

                             CHARGES AND EXPENSES

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. For certain contract owners, your charge may be less, depending on when you purchased your contract. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. Please see Appendix IX later in this Prospectus or your contract for more information.

6% ROLL-UP TO AGE 85. If you elected the 6% Roll-Up to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.45% of the 6% Roll-Up to age 85 benefit base. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

HOW WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting these charges from the guaranteed interest account is permitted in your state) on a pro rata basis. If these amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

There is no charge if you exercise the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset option.

STANDARD DEATH BENEFIT. There is no additional charge for the standard death benefit.

GUARANTEED PRINCIPAL BENEFIT OPTION 2

If you purchased GPB Option 2, we deduct a charge annually from your account value on the first 10 contract date anniversaries. The charge is equal 0.50% of the account value. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct any remaining portion of the charge from amounts in any fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT (THE "LIVING BENEFIT") CHARGE

If you elected the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary. For certain contract owners, your charge may be less, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus or your contract for more information.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are still insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, pro rata deduction may not apply, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option, if available).

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date

                             CHARGES AND EXPENSES
anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

There is no charge if you exercise the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option or for the Guaranteed minimum income benefit no lapse guarantee. This option is not available under all contracts.

PROTECTION PLUS/SM/ CHARGE

If you elected Protection Plus/SM/, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, if such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you are an existing contract owner, this pro rata deduction may not apply under your contract. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

Although the value of your Protection Plus benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

Please note that you can only exercise the Guaranteed minimum in-come benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value."

PRINCIPAL PROTECTOR/SM /CHARGE

If you elected Principal Protector/SM/, we deduct a charge annually as a percentage of your account value on each contract date anniversary. If you elect the 5% GWB Annual withdrawal option, the charge is equal to 0.35%. If you elect the 7% GWB Annual withdrawal option, the charge is equal to 0.50%. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (See Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option we will not deduct a pro rata portion of the charge upon your death. However, the Principal Protector/SM/ charge will continue. A market value adjustment will apply to deductions from the fixed maturity options.

If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract date anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional step up provision, we will reinstate a charge, as discussed immediately below, and (iii) if your beneficiary elects the Beneficiary continuation option and reinstates the Principal Protector/SM/ benefit with a one time step up, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

If your beneficiary elects the Beneficiary continuation option, and is eligible to continue Principal Protector/SM/, the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

OPTIONAL STEP UP CHARGE. Every time you elect the Optional step up, we reserve the right to raise the benefit charge at the time of the step up. The maximum charge for Principal Protector/SM/ with a 5% GWB Annual withdrawal option is 0.60%. The maximum charge for Principal Protector/SM/ with a 7% GWB Annual withdrawal amount option is 0.80%. The increased charge, if any, will apply as of the next contract date anniversary following the step up and on all contract anniversaries thereafter.

If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time step up only (at no additional charge) is applicable. For more information on the Optional step up, one time step up and Automatic reset provisions, see "Principal Protector/SM/" in "Contract features and benefits."

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

                             CHARGES AND EXPENSES

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable) or the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to 12b-1 fees. For Accumulator(R) Plus/SM/ contracts, if permitted under the terms of our exemptive order regarding Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Rollover IRA and Roth Conversion IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We may also establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recom- mending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designated your beneficiary when you applied for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in-force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Protection Plus/SM/ feature, as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the annuitant's death" below. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the annuitant's death, adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

For Accumulator(R) Plus contracts, the account value used to determine the death benefit and Protection Plus/SM/ benefit will first be reduced by the amount of any Credits applied in the one-year period prior to the annuitant's death.

Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary. No death benefit will be payable upon or after the contract's Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse who is the sole primary beneficiary of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The Successor owner/ annuitant feature is only available under NQ and individually-owned IRA contracts (other than Inherited IRAs). See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

For NQ and all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

If you are the sole annuitant, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time

                           PAYMENT OF DEATH BENEFIT
during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the Guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Guaranteed minimum income benefit, if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Guaranteed minimum income benefit, you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise rules" under "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

..   The cash value of the contract must be fully paid to the successor owner
    (new owner) within five years after your death (the "5-year rule"), or in a joint ownership situation, the death of the first owner to die.

..   If Principal Protector/SM/ was elected and if the "5-year rule" is elected and the successor owner dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value. The successor owner should consult with a tax adviser before choosing to use the "5-year rule." The GWB benefit base may be adversely affected if the successor owner makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost. If you elected Principal Protector/SM/, the successor owner has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.

..   The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the successor owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

..   A successor owner should consider naming a new beneficiary.

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed later under "Beneficiary continuation option" below.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. Payment of the death benefit in a lump sum terminates all rights and any applicable guarantees under the contract, including Guaranteed minimum income benefit, GPB Options 1 and 2, and Principal Protector/SM/. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this Prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant. The successor owner/annuitant must be 85 or younger as of the date of the non-surviving spouse's death.

The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions and information, and forms necessary to effect the Successor owner/annuitant feature, we will increase the account value to equal your elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than your account value, plus any amount applicable under the Protection Plus/SM/ feature, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to your death, the account value will first be reduced by any Credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, for all contracts except Accumulator(R) Select/SM/ contracts, withdrawal charges will no longer apply to contributions made before your death, though withdrawal charges will apply if additional contributions are made. These additional contributions will be considered to be withdrawn only after all other amounts have been withdrawn. In determining whether your applicable guaranteed minimum death benefit option will continue to grow, we will use your surviving spouse's age as of the date we receive satisfactory proof of your death, any required instructions and the information and forms necessary to effect the successor owner/ annuitant feature.

We will determine whether your applicable Guaranteed minimum death benefit option will continue as follows:

..   If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 84 or younger at death, the Guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following

                           PAYMENT OF DEATH BENEFIT
   the date the successor owner/annuitant reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

..   If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

..   If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant's death, the Guaranteed minimum death benefit will be frozen, which means:

  . On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base WILL NOT BE INCREASED to equal your account value.

  . The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

  .   The charge for the Guaranteed minimum death benefit will be discontinued.

  . Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

-- In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower than the Guaranteed minimum death benefit base on the date of your death, your account value WILL BE INCREASED to equal the Guaranteed minimum death benefit base.

If you purchased your contract prior to September 2003, different rules may apply. Please see Appendix IX later in this prospectus for more information.

If you elected Principal Protector/SM/, the benefit and charge will remain in effect. If the GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector/SM/ charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For information on the operation of the successor owner/annuitant feature with the Guaranteed minimum income benefit, see "Exercise of Guaranteed minimum income benefit" under "Guaranteed minimum income benefit option" in "Contract features and benefits," earlier in this Prospectus. For information on the operation of this feature with Protection Plus/SM/, see "Protection Plus/SM/" in "Guaranteed minimum death benefit" under "Contract features and benefits," earlier in this Prospectus.

SPOUSAL PROTECTION

SPOUSAL PROTECTION OPTION FOR NQ CONTRACTS ONLY. This feature permits spouses who are joint contract owners to increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of any Protection Plus/SM/ benefit, if elected, upon the death of either spouse. This account value "step up" occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you had the right to elect the Spousal protection option at the time you purchased your contract at no additional charge. Both spouses must have been between the ages of 20 and 70 at the time the contract was issued and must each have been named the primary beneficiary in the event of the other's death.

The annuitant's age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 guaranteed minimum death benefits and the Protection Plus/SM/ benefit, the benefit is based on the older spouse's age. The older spouse may or may not be the annuitant. However, for purposes of the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option, the last age at which the benefit base may be reset is based on the annuitant's age, not the older spouse's age.

If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, including the value of the Protection Plus/SM/ benefit, or, if eligible, continue the contract as the sole owner/ annuitant by electing the successor owner/annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:

..   As of the date we receive due proof of the spouse's death, the account value will be reset to equal the Guaranteed minimum death benefit as of the date of the non-surviving spouse's death, if higher, increased by the value of the Protection Plus/SM/ benefit. For Accumulator(R) Plus/SM/ contracts, if the annuitant spouse dies, the account value will first be reduced by any Credits applied in the one-year period prior to the death of either spouse.

..   The Guaranteed minimum death benefit continues to be based on the older spouse's age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/ annuitant.

                           PAYMENT OF DEATH BENEFIT

   On the contract date anniversary following the date the older spouse would have reached age 85 (or if the older spouse was age 85 or older on the date of the older spouse's death), the Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals. The charge for the Guaranteed minimum death benefit will continue.

..   The Protection Plus/SM/ benefit will now be based on the surviving spouse's age at the date of the non-surviving spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued even if the surviving spouse is the older spouse (upon whose age the benefit was originally based).

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the successor owner/annuitant, if applicable. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus. If the GMIB continues, the charge for the GMIB will continue to apply.

..   If the annuitant dies first, any withdrawal charges will no longer apply to any contributions made prior to the annuitant's death. If the non-annuitant spouse dies first, the withdrawal charge schedule, if any, remains in effect with regard to all contributions.

..   If you elected Principal Protector/SM/, the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector/SM/ charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce, but do not change the owner or primary beneficiary, Spousal protection continues.

Depending on when you purchased your contract, this feature may not be available to you. See Appendix IX later in this Prospectus for more information about your contract.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VIII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit, if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus/SM/ feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if you die during the one-year period following our receipt of a contribution, the account value will first be reduced by any Credits applied to such contribution.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs')," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector/SM/ (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will

                           PAYMENT OF DEATH BENEFIT
   stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector/SM/ may continue to apply.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

..   If you had elected Principal Protector/SM/, your spousal beneficiary may not continue Principal Protector/SM/, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector/SM/ should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector/SM/ and non-spousal beneficiaries may continue with Principal Protector/SM/. In this case, the spouse's portion of the GWB benefit base will terminate without value.

..   If you had elected Principal Protector/SM/, your non-spousal beneficiary may continue the benefit, as follows:

   -- The beneficiary was 75 or younger on the original contract date.

   -- The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

   -- One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector/SM/ is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. For Accumulator(R) Plus/SM/ contracts, if you die during the one-year period following our receipt of a contribution to which a Credit was applied, the account value will first be reduced by any Credits applied to such contribution before comparison with the GWB benefit base for purposes of any GWB benefit base step up. If the beneficiary chooses not to reinstate the Principal Protector/SM/ at the time the Beneficiary continuation option is elected, Principal Protector/SM/ will terminate.

   -- If there are multiple beneficiaries each beneficiary's interest in the GWB benefit base will be separately accounted for.

   -- As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector/SM/ even if the account value is less than $5,000.

   -- If scheduled payments are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   -- If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   -- Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as the Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section. This feature must be elected within 9 months following the date of your death and before any inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and the annuitant are the same person):

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

                           PAYMENT OF DEATH BENEFIT

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector/SM/ (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector/SM/ may continue to apply.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

..   If you had elected Principal Protector/SM/, your spousal beneficiary may not continue Principal Protector/SM/, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector/SM/ should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector/SM/ and non-spousal beneficiaries may continue with Principal Protector/SM/. In this case, the spouse's portion of the GWB benefit base will terminate without value.

..   If the non-spousal beneficiary chooses scheduled payments under "Withdrawal
    Option 1," as discussed above in this section, Principal Protector/SM/ may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

..   If you had elected Principal Protector/SM/, your non-spousal beneficiary may continue the benefit, as follows:

   -- The beneficiary was 75 or younger on the original contract date.

   -- The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

   -- One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector/SM/ is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. For Accumulator(R) Plus contracts, if you die during the one-year period following our receipt of a contribution to which a Credit was applied, the account value will first be reduced by any Credits applied to such contribution before comparison with the GWB benefit base for purposes of any GWB benefit base step up. If the beneficiary chooses not to reinstate the Principal Protector/SM/ at the time the Beneficiary continuation option is elected, Principal Protector/SM/ will terminate.

   -- If there are multiple beneficiaries, each beneficiary's interest in the GWB benefit base will be separately accounted for.

   -- As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector/SM/ even if the account value is less than $5,000.

   -- If scheduled payments under "Withdrawal Option 2" is elected, the beneficiary's scheduled payments will be calculated using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   -- If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   -- Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect scheduled payments under "Withdrawal Option 2" rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

                           PAYMENT OF DEATH BENEFIT

If you are both the owner and annuitant:

..   As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus/SM/ feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus contracts, if you die during the one-year period following our receipt of a contribution, the account value will first be reduced by any Credits applied to such contribution.

..   No withdrawal charges, if any, will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

..   If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule, if any, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free corridor amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge (if applicable) on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free corridor amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

If a contract is jointly owned:

..   The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

..   If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

..   If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.

                           PAYMENT OF DEATH BENEFIT

7. Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. In addition to legislation enacted in December 2017, Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.



CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix X at the end of this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

                                TAX INFORMATION

Annuitization under an Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

PROTECTION PLUS/SM/ FEATURE

In order to enhance the amount of the death benefit to be paid at the annuitant's death, you may have purchased a Protection Plus/SM/ rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection Plus/SM/ rider is not part of the contract. In such a case, the charges for the Protection Plus/SM/ rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age
59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred

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basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2, penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

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There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. For Accumulator(R) Series contracts except Accumulator(R) Plus/SM/, we also offered inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable had received an opinion letter from the IRS approving the respective forms of the Accumulator(R) Series traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional and Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. SINCE THE CONTRACT IS NO LONGER AVAILABLE TO NEW PURCHASERS, THIS CANCELLATION PROVISION IS NO LONGER APPLICABLE.

You can cancel either type of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may generally make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Series contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional and Roth IRAs) for 2018, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less

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if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age
70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2018 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2018). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or


..   certain death benefit payments to a beneficiary who is not your surviving spouse; or

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..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publications 590-A and 590-B for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA

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cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. We no longer permit you to direct AXA Equitable to make a distribution directly to a charitable organization you request, in accordance with an interpretation of recent non-tax regulatory changes.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a

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50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SUCCESSOR OWNER AND ANNUITANT

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payment exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money"

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earlier in this Prospectus. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contracts are designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS. Individuals may generally make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator(R) Series contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2018, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publications 590-A, ''Contributions to Individual Retirement Arrangements (IRAs)'' for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

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..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.



The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.


Conversion rollover contributions to Roth IRAs cannot be recharacterized.


To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed. Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

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..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


TAX WITHHOLDING AND INFORMATION REPORTING

STATUS FOR INCOME TAX PURPOSES; FATCA. In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may

                                TAX INFORMATION
be required to report contract values and other information for certain contractholders. For this reason we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

TAX WITHHOLDING. We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number, a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49; and

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2018 and the related price per $100 of maturity value were as shown below:



-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
 FEBRUARY 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 15, 2018  MATURITY VALUE
-------------------------------------------------------
      2019            3.00%/(1)/      $97.09
-------------------------------------------------------
      2020            3.00%/(1)/      $94.26
-------------------------------------------------------
      2021            3.00%/(1)/      $91.51
-------------------------------------------------------
      2022            3.00%/(1)/      $88.84
-------------------------------------------------------
      2023            3.00%/(1)/      $86.25
-------------------------------------------------------
      2024            3.00%/(1)/      $83.74
-------------------------------------------------------
      2025            3.00%/(1)/      $81.30
-------------------------------------------------------
      2026            3.00%/(1)/      $78.93
-------------------------------------------------------
      2027            3.00%/(1)/      $76.63
-------------------------------------------------------
      2028              3.10%         $73.68
-------------------------------------------------------


(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.

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HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely-published Index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "non-unitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have

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not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accepted the wire order and essential information, a contract generally was not issued until we received and accepted a properly completed application. In certain cases, we may have issued a contract based on information provided through certain broker-dealers with whom we have established electronic facilities. In any such cases, you must have signed our Acknowledgement of Receipt form.

Where we required a signed application, the above procedures did not apply and no financial transactions were permitted until we received the signed application and issued the contract. Where we issued a contract based on information provided through electronic facilities, we required an Acknowledgement of Receipt form. Financial transactions were only permitted if you requested them in writing, signed the request and had the signature guaranteed, until we received the signed Acknowledgement of Receipt form. After a contract is issued, additional contributions are allowed by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts, nor is it available with GPB Option 2. Please see Appendix VIII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options but not, for Accumulator(R) and Accumulator(R) Elite contracts, the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day;

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is

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   considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 pm, Eastern Time.

CONTRIBUTIONS, CREDITS, AND TRANSFERS

..   Contributions and, for Accumulator(R) Plus/SM/ contracts, credits allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions and, for Accumulator(R) Plus/SM/ contracts, credits allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions and, for Accumulator(R) Plus/SM/ contracts, credits allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   For Accumulator(R) and Accumulator(R) Elite/SM/ contracts, initial contributions allocated to the account for special dollar cost averaging received the interest rate in effect on that business day. At certain times, we may have offered the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information, or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners. One result of proportional voting is that a small number of contract owners may control the outcome of a vote.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us

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and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.

FIDUCIARY RULE


In 2016, the Department of Labor issued a final rule that significantly expanded the definition of "investment advice" and increased the circumstances in which companies and broker-dealers, insurance agencies and other financial institutions that sell our products could be deemed a fiduciary when providing investment advice with respect to plans under the Employee Retirement Income Security Act of 1974 ("ERISA") or individual retirement accounts ("IRAs"). The Department of Labor also introduced amendments to longstanding exemptions from the prohibited transaction provisions under ERISA that increased fiduciary requirements in connection with transactions involving ERISA plans, plan participants and IRAs, and applied more onerous disclosure and contract requirements to such transactions. The Department of Labor partially implemented the rule in June 2017. Full implementation of the rule is scheduled for July 2019 and may likely have an adverse impact on the level and type of services we provide. However, in March 2018 a federal appeals court issued a decision vacating the rule. The court's decision will not take effect until after the date of this prospectus, and there is a possibility that the Department of Labor may ask for a rehearing or appeal the decision. At this time, we do not currently plan any immediate changes to our approach to selling products and providing services to ERISA plans and IRAs.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).


Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, Protection Plus/SM/ death benefit, Guaranteed principal benefit option 2 and/or the Principal Protector/SM/ (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. For certain contract owners, this restriction may not apply to you, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information. However, the Benefit will not terminate if the ownership of the contract is transferred to: (i) a family member (as defined in the contract); (ii) a trust created for the benefit of a family member or members; (iii) a trust qualified under section 501(c) of the Internal Revenue Code; or (iv) a successor by operation of law, such as an executor or guardian. Please speak with your financial professional for further information. See Appendix VIII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of a Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available (except for Rollover TSA contracts) and you cannot assign Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge, if one applies.

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ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts may also be sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Distributors ("Selling broker-dealers").


AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to (a) 0.60% of the account value of the contract sold for Accumulator(R) and Accumulator(R) Plus/SM/ contracts; (b) 1.20% of the account value of the contract sold for Accumulator(R) Elite/SM/ contracts; and (c) 1.00% of the account value of the contract sold for Accumulator(R) Select/SM/ contracts ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a

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contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA and other federal and state regulatory authorities, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.


AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. Contribution-based compensation will generally not exceed (a) 6.75% for Accumulator(R) Plus/SM/ contracts; (b) 7.50% for Accumulator(R) contracts; (c) 6.50% for Accumulator(R) Elite/SM/ contracts; and (d) 2.00% for Accumulator(R) Select/SM/ contracts, of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2017) received additional payments. These additional payments ranged from $2,068.25 to $5,709,995.36. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

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1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services

BBVA Securities, Inc.

Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.

CETERA Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network
CUNA Brokerage Services

CUSO Financial Services, L.P.
Equity Services, Inc.

Farmer's Financial Solution

FTB Advisors, Inc.
Geneos Wealth Management

Gradient Securities, LLC
H.D. Vest Investment Securities, Inc.


Independent Financial Group, LLC

Infinex Investments Inc.
Investment Professionals, Inc.

Janney Montgomery Scott LLC
Kestra Investments, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC


Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

LPL Network

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.

National Planning Holding Corp.

PlanMember
PNC Investments

Primerica Financial Services, Inc.

Questar Capital Corporation

Raymond James

RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
SIGMA Financial Corporation
Signator Investors, Inc.

The Advisor Group (AIG)
U.S. Bank Center

UBS Financial Services, Inc.
Valmark Securities, Inc.

Voya Financial
Wells Fargo

                               MORE INFORMATION

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2017 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.20%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.42 $15.65 $14.71 $14.51 $14.45 $13.18 $12.67 $12.66 $11.68 $10.14
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      418    453    480    578    634    560    601    480    338    307
--------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $77.49 $67.56 $55.47 $59.53 $58.46 $42.54 $36.53 $38.31 $29.24 $20.92
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      492    541    581    664    755    770    800    930    996    932
--------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.21 $14.46 $13.31 $13.41 $11.95 $ 9.00 $ 7.81 $ 7.88 $ 7.09 $ 5.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      266    270    316    338    343    337    355    388    416    470
--------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.60 $13.70 $11.59 $12.11 $11.26 $12.37 $10.85 $11.92 $ 9.51 $ 6.79
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,333  2,576  2,771  3,020  3,394  2,661  2,966  3,508  4,099  4,628
--------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.44 $13.73 $11.53 $12.29 $11.96     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,290  3,663  4,030  4,526  5,212     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.15 $16.27 $15.14 $15.60 $15.07 $12.07 $10.70 $11.71 $10.48 $ 8.33
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,935  1,999  2,106  2,369  2,693  2,990  3,379  3,530  3,887  3,515
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.09 $12.63 $12.42 $12.60 $12.42 $12.05 $11.66 $11.59 $10.93 $10.08
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,532  3,023  3,376  3,172  3,614  4,015  4,265  4,403  4,898  4,014
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.55 $13.53 $13.08 $13.32 $13.07 $12.00 $11.31 $11.53 $10.70 $ 9.47
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,873  1,922  2,087  2,616  2,927  3,050  3,130  3,479  3,293  2,920
--------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $27.56 $22.13 $21.43 $22.08 $21.97 $18.48 $15.99 $18.45 $16.76 $11.30
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,502  1,641  1,801  2,037  2,362  1,958  2,235  2,647  3,162  3,004
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.58 $12.48 $12.61 $13.34 $14.40 $12.40 $10.79 $13.15 $12.18 $ 9.11
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,160  4,497  4,798  5,179  5,773  3,841  4,273  4,597  4,895  5,199
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $23.18 $19.02 $19.11 $19.97 $21.78 $18.47 $15.91 $19.21 $18.33 $14.25
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,366  1,560  1,656  1,766  1,941  2,246  2,505  2,817  3,102  3,321
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012   2011    2010    2009    2008
-----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.15 $ 15.89 $ 14.64 $ 14.77 $ 13.39 $10.30 $  9.07 $  9.58 $  8.50 $  6.80
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,835   8,768   9,781  10,955  12,581  1,486   1,662   1,909   2,214   2,449
-----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 34.55 $ 27.06 $ 25.96 $ 25.25 $ 23.01 $17.20 $ 15.31 $ 16.08 $ 14.22 $ 10.67
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,717   7,550   8,377   9,484  10,932  1,523   1,698     953   1,109   1,206
-----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.10 $ 21.42 $ 18.80 $ 19.83 $ 17.88 $13.66 $ 11.94 $ 12.73 $ 11.43 $  9.61
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,473  11,657  12,928  14,333  16,294  8,898  10,066  11,451  13,118  14,916
-----------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.19 $ 28.10 $ 24.17 $ 25.36 $ 23.15 $17.61 $ 15.03 $ 16.79 $ 13.88 $ 10.34
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,233   3,577   3,915   4,325   4,854  3,697   4,139   4,716   5,762   5,211
-----------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 66.66 $ 60.76 $ 58.37 $ 59.60 $ 58.55 $52.39 $ 48.74 $ 50.54 $ 46.54 $ 40.26
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,985   2,169   2,426   2,711   3,004  3,278   3,607   3,855   4,129   4,257
-----------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.60 $ 15.50 $ 14.62 $ 15.00 $ 14.63 $12.36 $ 11.22 $ 11.94 $ 10.84 $  8.99
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,890   6,515   7,378   8,339   8,844  9,009  10,152  11,126  11,520  11,250
-----------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.34 $  9.44 $  9.54 $  9.70 $  9.87 $10.83 $ 10.80 $ 10.95 $ 10.99 $ 10.30
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,511   1,794   2,071   2,255   2,649  3,076   3,309   3,480   4,278   3,734
-----------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 41.54 $ 34.28 $ 30.81 $ 32.12 $ 31.39 $22.99 $ 20.14 $ 20.51 $ 15.58 $ 11.62
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       865     971   1,100   1,188   1,346  1,541   1,671   1,894   2,049   2,429
-----------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.74 $ 13.56 $ 12.43 $ 12.97 $ 12.36 $10.92 $  9.94 $ 10.05 $  9.14 $  7.09
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,975   2,117   2,179   2,592   2,499  2,080   1,633   1,752   2,199   2,264
-----------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.67 $ 16.01 $ 12.98 $ 14.05 $ 13.93 $10.31 $  8.94 $ 10.00 $  8.15 $  6.43
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       247     364     214     238     244    287     343     323     341     431
-----------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.18 $ 11.60 $ 10.72 $ 11.17 $ 10.72 $ 8.80 $  7.76 $  8.22 $  7.54 $  5.94
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       845     876     902   1,032   1,022    856   1,065   1,052   1,026     757
-----------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.05 $ 19.82 $ 20.97 $ 22.46 $ 22.89 $16.73 $ 15.57 $ 17.07 $ 13.06 $  8.42
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       623     658     809     914   1,034  1,228   1,343   1,445   1,227     971
-----------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.14 $ 14.30 $ 12.79 $ 13.27 $ 12.24 $ 9.58 $  8.49 $  9.00 $  8.14 $  6.58
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       257     273     321     378     455    464     576     673     848     922
-----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.96 $ 11.65 $ 11.20 $ 11.64 $ 11.66 $  9.29 $  7.88 $  8.70 $  8.15 $  6.35
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       864     887   1,062   1,023     881     405     434     468     503     561
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $491.82 $413.19 $374.43 $379.18 $342.50 $261.69 $229.14 $230.69 $201.51 $158.94
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       129     142     155     169     185     201     228     264     301     330
------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.60 $ 14.57 $ 14.54 $ 14.66 $ 14.48 $ 14.90 $ 14.62 $ 14.12 $ 13.51 $ 13.31
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,059   7,392   8,203   8,942   9,615   5,212   5,404   6,327   7,161   7,625
------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 59.77 $ 49.98 $ 45.48 $ 45.67 $ 40.92 $ 31.49 $ 27.66 $ 27.58 $ 24.40 $ 19.62
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,646   2,947   3,125   3,447   3,661   3,746   4,013   4,445   4,963   5,596
------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.59 $ 20.77 $ 20.93 $ 21.09 $ 21.03 $ 21.64 $ 21.69 $ 20.85 $ 20.25 $ 20.97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       784     850     931   1,020   1,180   1,293   1,594   1,698   2,027   2,492
------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.20 $ 14.13 $ 13.99 $ 14.47 $ 15.73 $ 13.11 $ 11.41 $ 13.16 $ 12.66 $ 10.08
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,688   2,862   2,861   2,845   2,918   2,737   2,985   3,362   3,842   4,586
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.88 $ 14.00 $ 13.33 $ 12.86 $ 11.60 $  8.86 $  7.82 $  7.73 $  6.75 $  5.02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,142   2,332   2,574   2,503   2,716   2,513   2,718   3,063   3,809   3,977
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.85 $ 10.62 $  9.23 $  9.77 $  8.78 $  6.75 $  5.86 $  5.95 $  5.26 $  4.47
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,324   1,542   1,407   1,623   1,308   1,036   1,237     463     382     320
------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.70 $ 20.77 $ 17.53 $ 18.27 $ 16.97 $ 12.95 $ 11.20 $ 11.61 $  9.35 $  6.94
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,330   3,770   3,937   4,246   4,771   5,036   5,483   6,242   7,234   8,228
------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.73 $ 28.96 $ 29.31 $ 29.67 $ 30.03 $ 30.40 $ 30.77 $ 31.14 $ 31.51 $ 31.90
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       478     506     539     629     699     934   1,109   1,161   1,674   2,708
------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.31 $ 17.28 $ 17.28 $ 17.45 $ 17.17 $ 17.78 $ 17.53 $ 17.53 $ 16.70 $ 15.94
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,304   4,606   5,037   5,684   6,236   2,036   2,206   2,529   2,934   2,700
------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 32.73 $ 29.06 $ 24.40 $ 25.88 $ 24.98 $ 18.40 $ 16.11 $ 16.99 $ 13.67 $ 10.97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,057   1,170   1,260   1,353   1,504   1,635   1,831   2,150   2,399   2,545
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.22 $ 21.25 $ 19.75 $ 18.80 $ 16.76 $ 12.51 $ 11.16 $ 11.87 $ 10.21 $  6.52
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,276   1,287   1,338   1,440   1,493   1,699   1,743   1,987   2,254   2,156
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.40 $14.75 $13.94 $13.82 $13.83 $12.67 $12.25 $12.30 $11.41 $ 9.95
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      147    164    196    264    368    442    561    286    248    305
--------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $66.75 $58.49 $48.26 $52.07 $51.39 $37.58 $32.44 $34.20 $26.23 $18.86
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      412    457    514    594    637    609    624    678    666    610
--------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.68 $13.25 $12.25 $12.41 $11.11 $ 8.41 $ 7.33 $ 7.44 $ 6.72 $ 5.23
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      171    181    210    176    169    127    122    129    265    286
--------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.24 $13.45 $11.43 $12.01 $11.23 $11.70 $10.31 $11.39 $ 9.13 $ 6.55
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      549    555    621    772  1,319  1,046    736    783    810    813
--------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.08 $13.48 $11.37 $12.19 $11.92     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      687    774    887    887  1,025     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.75 $16.87 $15.78 $16.34 $15.87 $12.77 $11.38 $12.51 $11.26 $ 9.00
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,770  4,204  4,914  4,910  5,337  5,804  6,354  7,808  8,367  8,484
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.77 $12.38 $12.23 $12.48 $12.37 $12.06 $11.73 $11.71 $11.11 $10.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,519  3,193  3,118  3,498  4,156  6,559  7,073  6,707  7,276  5,824
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.43 $13.48 $13.10 $13.41 $13.22 $12.20 $11.56 $11.85 $11.05 $ 9.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,105  2,415  2,602  3,128  3,506  4,368  4,888  4,498  4,925  4,505
--------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $24.86 $20.06 $19.53 $20.22 $20.22 $17.09 $14.86 $17.25 $15.74 $10.67
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      853    935  1,105  1,216  1,438  1,036  1,149  1,440  1,600  1,528
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.17 $11.41 $11.58 $12.32 $13.37 $11.57 $10.12 $12.42 $11.54 $ 8.68
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,716  1,902  2,110  2,384  2,740  1,808  2,069  2,230  2,278  2,341
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $20.88 $17.21 $17.38 $18.26 $20.01 $17.06 $14.77 $17.93 $17.19 $13.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      543    587    667    708    630    751    843    914    984  1,000
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.39 $14.50 $13.43 $13.62 $12.41 $ 9.60 $ 8.49 $ 9.02 $ 8.03 $ 6.46
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,139  2,469  2,846  3,196  3,676    277    284    330    367    389
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $31.11 $24.49 $23.61 $23.09 $21.14 $15.89 $14.21 $15.00 $13.34 $10.06
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,112  2,387  2,804  3,163  4,038    924  1,072    204    249    298
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.78 $ 19.46 $ 17.16 $ 18.19 $ 16.49 $ 12.66 $ 11.12 $ 11.91 $ 10.76 $  9.09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,579   2,900   3,293   3,718   4,641   1,671   1,875   2,059   2,313   2,668
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.08 $ 25.43 $ 21.99 $ 23.19 $ 21.28 $ 16.26 $ 13.95 $ 15.67 $ 13.01 $  9.74
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,151   1,295   1,481   1,535   1,593   1,445   1,617   1,830   2,158     902
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 56.70 $ 51.94 $ 50.15 $ 51.47 $ 50.82 $ 45.70 $ 42.73 $ 44.54 $ 41.22 $ 35.84
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,925   2,183   2,446   2,798   3,211   3,732   3,918   4,435   4,527   4,019
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.11 $ 16.04 $ 15.21 $ 15.67 $ 15.37 $ 13.05 $ 11.90 $ 12.74 $ 11.62 $  9.69
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,869  13,349  15,224  17,113  19,057  20,839  22,803  24,916  27,631  27,177
------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.13 $  9.26 $  9.41 $  9.62 $  9.84 $ 10.41 $ 10.44 $ 10.64 $ 10.73 $ 10.11
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,556   1,738   1,927   2,048   2,365   2,316   5,586   3,294   3,673   2,525
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 37.41 $ 31.02 $ 28.03 $ 29.37 $ 28.85 $ 21.24 $ 18.69 $ 19.14 $ 14.61 $ 10.96
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       357     401     473     497     423     427     418     455     346     421
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.92 $ 12.87 $ 11.86 $ 12.44 $ 11.91 $ 10.58 $  9.68 $  9.83 $  8.99 $  7.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,057   2,041   1,941   2,227   1,952   2,157   1,654   1,643   1,908   1,649
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.69 $ 15.19 $ 12.38 $ 13.47 $ 13.42 $  9.99 $  8.70 $  9.79 $  8.01 $  6.36
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       269     305     321     348     370     281     379     382     380     377
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.49 $ 11.05 $ 10.27 $ 10.74 $ 10.36 $  8.55 $  7.58 $  8.07 $  7.44 $  5.89
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,751   2,893   3,436   3,709   3,972   3,946   4,136   4,481   4,971   5,195
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.49 $ 18.68 $ 19.87 $ 21.38 $ 21.91 $ 16.09 $ 15.05 $ 16.59 $ 12.75 $  8.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       502     525     656     786     835     870     927     889     885     695
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.24 $ 13.58 $ 12.20 $ 12.72 $ 11.79 $  9.28 $  8.27 $  8.80 $  8.00 $  6.50
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       436     435     501     581     637     898   1,002   1,238   1,402   1,644
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.18 $ 11.06 $ 10.68 $ 11.16 $ 11.23 $  9.00 $  7.67 $  8.52 $  8.02 $  6.27
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,383   1,540   1,781   1,730   1,477     634     657     694     735     848
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $397.68 $335.80 $305.83 $311.29 $282.60 $217.02 $191.00 $193.27 $169.68 $134.51
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        29      32      35      38      42      41      45      55      60      63
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.20 $13.23 $13.27 $13.45 $13.36 $13.81 $13.62 $13.22 $12.71 $12.59
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,201  2,538  2,714  2,721  2,894  1,402  1,354  1,424  1,504  1,216
--------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $52.97 $44.52 $40.71 $41.09 $37.00 $28.62 $25.27 $25.32 $22.52 $18.20
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,508  1,590  1,648  1,794  2,025  1,509  1,194  1,278  1,432  1,308
--------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.98 $18.23 $18.46 $18.70 $18.74 $19.38 $19.52 $18.86 $18.41 $19.16
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      227    230    223    255    317    470    458    948    875    948
--------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.33 $12.65 $12.60 $13.09 $14.31 $11.98 $10.48 $12.15 $11.74 $ 9.40
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,013  2,039  2,219  2,215  1,905  1,245  1,332  1,511  1,714  1,924
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.27 $12.80 $12.25 $11.88 $10.77 $ 8.27 $ 7.33 $ 7.29 $ 6.39 $ 4.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,444  1,477  1,661  1,588  1,619    955    864    906  1,047  1,004
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.14 $10.03 $ 8.76 $ 9.32 $ 8.42 $ 6.51 $ 5.68 $ 5.80 $ 5.15 $ 4.39
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,594  2,856  2,931  3,122  2,839  1,321  1,412    832    868    847
--------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.71 $19.12 $16.22 $16.99 $15.86 $12.17 $10.57 $11.02 $ 8.92 $ 6.66
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,420  1,525  1,666  1,709  1,646  1,423  1,481  1,672  1,781  1,863
--------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $23.88 $24.20 $24.61 $25.04 $25.47 $25.91 $26.36 $26.82 $27.28 $27.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      264    321    334    350    426    514    623    729  1,227  1,943
--------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.31 $15.36 $15.44 $15.67 $15.49 $16.13 $15.98 $16.06 $15.38 $14.75
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,608  1,739  2,008  2,174  2,473    765    816    941  1,133    502
--------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $29.58 $26.39 $22.27 $23.74 $23.04 $17.05 $15.01 $15.91 $12.86 $10.37
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      600    647    696    761    821    733    734    850  1,024    720
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.94 $19.70 $18.39 $17.60 $15.77 $11.83 $10.61 $11.34 $ 9.80 $ 6.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      479    439    525    503    487    572    579    705    766    462
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts/(1)/

--------------------------------------------------------------------------------

This information is provided for historical purposes only. The contract is no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 70 or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions must generally commence from the plan for participants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.
-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/, and Accumulator(R) Elite/SM/ contract owners only.

             APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 17, 2015 to a fixed maturity option with a maturity date of February 15, 2023 (eight years later) at a hypothetical rate to maturity of 4.00% ("h" in the calculations below), resulting in a maturity value of $136,857 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2019/(a)/ .

------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY
                                                                             ("J" IN THE CALCULATIONS BELOW)
                                                                             FEBRUARY 15, 2019
                                                                             -------------------------------------
                                                                              2.00%               6.00%
------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2019 BEFORE WITHDRAWAL
(1) Market adjusted amount/(b)/                                              $126,428           $108,386
------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                               $116,973           $116,973
------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                       $  9,454           $ (8,587)
------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2019 AFTER $50,000 WITHDRAWAL
(4) Portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                        $  3,739           $ (3,961)
------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $ 46,261           $ 53,961
------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                    $ 76,428           $ 58,386
------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                         $ 70,712           $ 63,012
------------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                      $ 82,732           $ 73,723
------------------------------------------------------------------------------------------------------------------

You should note that in this example, if a withdrawal is made when rates have increased from 4.00% to 6.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 4.00% to 2.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

Maturity value        =               $136,857               where j is either 2% or 6%
----------------------          -----------------------------
(1+j)/(D/365)/                   (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:
Maturity value        =               $136,857
----------------------          -----------------------------
(1+h)/(D/365)/                  (1+0.04)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365)/  = ($70,712 or $63,012) x (1+0.04)/(1,461/365)/

                                     III-1

                 APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contract is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option or the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:

For all Accumulator(R) Series/SM/ contracts except Accumulator(R) Plus/SM/ contracts:

-----------------------------------------------------------------------------------
                                                                ANNUAL RATCHET TO
                                          6% ROLL-UP TO AGE 85       AGE 85
END OF CONTRACT YEAR    ACCOUNT VALUE        BENEFIT BASE         BENEFIT BASE
-----------------------------------------------------------------------------------
         1                $105,000           $106,000/(1)/        $105,000/(3)/
-----------------------------------------------------------------------------------
         2                $115,500           $112,360/(2)/        $115,500/(3)/
-----------------------------------------------------------------------------------
         3                $129,360           $119,102/(2)/        $129,360/(3)/
-----------------------------------------------------------------------------------
         4                $103,488           $126,248/(1)/        $129,360/(4)/
-----------------------------------------------------------------------------------
         5                $113,837           $133,823/(1)/        $129,360/(4)/
-----------------------------------------------------------------------------------
         6                $127,497           $141,852/(1)/        $129,360/(4)/
-----------------------------------------------------------------------------------
         7                $127,497           $150,363/(1)/        $129,360/(4)/
-----------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

6% ROLL-UP TO AGE 85

(1)At the end of contract years 1 and 4 through 7, the 6% Roll-Up to age 85 enhanced death benefit is greater than the current account value.

(2)At the end of contract years 2 and 3, the 6% Roll-Up to age 85 enhanced death benefit is equal to the current account value.

ANNUAL RATCHET TO AGE 85

(3)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(4)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown is the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option or the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------
                                                      6% ROLL-UP TO AGE 85    ANNUAL RATCHET TO AGE 85
  END OF CONTRACT YEAR         ACCOUNT VALUE              BENEFIT BASE              BENEFIT BASE
-------------------------------------------------------------------------------------------------------
           1                      $109,200               $106,000/(2)/             $109,200/(3)/
-------------------------------------------------------------------------------------------------------
           2                      $120,120               $112,360/(2)/             $120,120/(3)/
-------------------------------------------------------------------------------------------------------
           3                      $134,534               $119,102/(2)/             $134,534/(3)/
-------------------------------------------------------------------------------------------------------
           4                      $107,628               $126,248/(1)/             $134,534/(4)/
-------------------------------------------------------------------------------------------------------
           5                      $118,390               $133,823/(1)/             $134,534/(4)/
-------------------------------------------------------------------------------------------------------
           6                      $132,597               $141,852/(1)/             $134,534/(4)/
-------------------------------------------------------------------------------------------------------
           7                      $132,597               $150,363/(1)/             $134,534/(4)/
-------------------------------------------------------------------------------------------------------

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

6% ROLL-UP TO AGE 85

(1)At the end of contract years 4 through 7, the 6% Roll-Up to age 85 enhanced death benefit is greater than the current account value.

(2)At the end of contract years 1 through 3, the 6% Roll-Up to age 85 enhanced death benefit is equal to the current account value.

ANNUAL RATCHET TO AGE 85

(3)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(4)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown is the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

                  APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical Illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85" Guaranteed minimum death benefit, the Protection Plus/SM/ benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/, and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution to variable investment options that roll-up at 6% only and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.2)% and 3.8% for the Accumulator(R) contract; (2.45)% and 3.55% for the Accumulator(R) Plus/SM/ contract; (2.6)% and 3.4% for the Accumulator(R) Elite/SM/ contract; and (2.65)% and 3.35% for the Accumulator(R) Select/SM/ contract at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit, Protection Plus/SM/ benefit and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85" Guaranteed minimum death benefit charge, the Protection Plus/SM/ benefit charge, and the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.44%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS/SM/
   GUARANTEED MINIMUM INCOME BENEFIT


---------------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                            TO AGE 85 OR THE                               LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET                                 GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  TOTAL DEATH BENEFIT      INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS/SM/ GUARANTEED INCOME  HYPOTHETICAL INCOME
---------------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%           6%          0%        6%       0%        6%
---------------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000    100,000      100,000        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
61      1     96,133 102,112 89,133  95,112 106,000    106,000    108,400      108,400        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
62      2     92,284 104,216 85,284  97,216 112,360    112,360    117,304      117,304        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
63      3     88,449 106,309 82,449 100,309 119,102    119,102    126,742      126,742        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
64      4     84,623 108,385 78,623 102,385 126,248    126,248    136,747      136,747        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
65      5     80,798 110,437 75,798 105,437 133,823    133,823    147,352      147,352        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
66      6     76,971 112,459 73,971 109,459 141,852    141,852    158,593      158,593        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
67      7     73,135 114,444 72,135 113,444 150,363    150,363    170,508      170,508        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
68      8     69,283 116,385 69,283 116,385 159,385    159,385    183,139      183,139        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
69      9     65,410 118,273 65,410 118,273 168,948    168,948    196,527      196,527        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
70     10     61,508 120,099 61,508 120,099 179,085    179,085    210,719      210,719     10,584    10,584   10,584    10,584
---------------------------------------------------------------------------------------------------------------------------------
75     15     41,267 127,933 41,267 127,933 239,656    239,656    295,518      295,518     15,362    15,362   15,362    15,362
---------------------------------------------------------------------------------------------------------------------------------
80     20     19,075 132,382 19,075 132,382 320,714    320,714    408,999      408,999     21,841    21,841   21,841    21,841
---------------------------------------------------------------------------------------------------------------------------------
85     25          0 131,190      0 131,190       0    429,187          0      517,472          0    39,700        0    39,700
---------------------------------------------------------------------------------------------------------------------------------
90     30          0 141,546      0 141,546       0    429,187          0      517,472        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------
95     35          0 153,807      0 153,807       0    429,187          0      517,472        N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                            TO AGE 85 OR THE                           LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET                             GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  TOTAL DEATH BENEFIT  INCOME BENEFIT     INCOME BENEFIT
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    104,000 104,000 96,000  96,000 100,000    100,000    100,000    100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     99,772 105,990 91,772  97,990 106,000    106,000    108,400    108,400      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     95,582 107,964 87,582  99,964 112,360    112,360    117,304    117,304      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     91,425 109,917 84,425 102,917 119,102    119,102    126,742    126,742      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     87,295 111,842 80,295 104,842 126,248    126,248    136,747    136,747      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     83,186 113,735 77,186 107,735 133,823    133,823    147,352    147,352      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     79,091 115,587 74,091 110,587 141,852    141,852    158,593    158,593      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     75,003 117,392 71,003 113,392 150,363    150,363    170,508    170,508      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     70,917 119,141 67,917 116,141 159,385    159,385    183,139    183,139      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     66,826 120,827 66,826 120,827 168,948    168,948    196,527    196,527      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     62,722 122,440 62,722 122,440 179,085    179,085    210,719    210,719   10,584    10,584   10,584    10,584
-----------------------------------------------------------------------------------------------------------------------------
75     15     41,692 129,034 41,692 129,034 239,656    239,656    295,518    295,518   15,362    15,362   15,362    15,362
-----------------------------------------------------------------------------------------------------------------------------
80     20     19,063 131,944 19,063 131,944 320,714    320,714    408,999    408,999   21,841    21,841   21,841    21,841
-----------------------------------------------------------------------------------------------------------------------------
85     25          0 128,920      0 128,920       0    429,187          0    517,472        0    39,700        0    39,700
-----------------------------------------------------------------------------------------------------------------------------
90     30          0 137,096      0 137,096       0    429,187          0    517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
95     35          0 146,661      0 146,661       0    429,187          0    517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT


-----------------------------------------------------------------------------------------------------------------------------
                                            GREATER OF 6% ROLL-UP
                                            TO AGE 85 OR THE                           LIFETIME ANNUAL    LIFETIME ANNUAL
                                            ANNUAL RATCHET                             GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                TO AGE 85 GUARANTEED  TOTAL DEATH BENEFIT  INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%         0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000  92,000 100,000    100,000    100,000    100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     95,734 101,713 87,734  93,713 106,000    106,000    108,400    108,400      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     91,514 103,399 84,514  96,399 112,360    112,360    117,304    117,304      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     87,334 105,051 81,334  99,051 119,102    119,102    126,742    126,742      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     83,188 106,665 78,188 101,665 126,248    126,248    136,747    136,747      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     79,068 108,233 79,068 108,233 133,823    133,823    147,352    147,352      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     74,970 109,748 74,970 109,748 141,852    141,852    158,593    158,593      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     70,886 111,202 70,886 111,202 150,363    150,363    170,508    170,508      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     66,809 112,589 66,809 112,589 159,385    159,385    183,139    183,139      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     62,732 113,897 62,732 113,897 168,948    168,948    196,527    196,527      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     58,648 115,119 58,648 115,119 179,085    179,085    210,719    210,719   10,584    10,584   10,584    10,584
-----------------------------------------------------------------------------------------------------------------------------
75     15     37,774 119,537 37,774 119,537 239,656    239,656    295,518    295,518   15,362    15,362   15,362    15,362
-----------------------------------------------------------------------------------------------------------------------------
80     20     15,459 119,877 15,459 119,877 320,714    320,714    408,999    408,999   21,841    21,841   21,841    21,841
-----------------------------------------------------------------------------------------------------------------------------
85     25          0 113,861      0 113,861       0    429,187          0    517,472        0    39,700        0    39,700
-----------------------------------------------------------------------------------------------------------------------------
90     30          0 118,559      0 118,559       0    429,187          0    517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
95     35          0 124,014      0 124,014       0    429,187          0    517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT


------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6% ROLL-UP TO                          LIFETIME ANNUAL
                                             AGE 85 OR THE ANNUAL RATCHET                      GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED         TOTAL DEATH BENEFIT  INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT        WITH PROTECTION PLUS GUARANTEED INCOME
------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%             6%            0%         6%        0%        6%
------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000        100,000       100,000    100,000      N/A       N/A
------------------------------------------------------------------------------------------------------------------
61      1     95,684 101,663  95,684 101,663 106,000        106,000       108,400    108,400      N/A       N/A
------------------------------------------------------------------------------------------------------------------
62      2     91,418 103,297  91,418 103,297 112,360        112,360       117,304    117,304      N/A       N/A
------------------------------------------------------------------------------------------------------------------
63      3     87,195 104,895  87,195 104,895 119,102        119,102       126,742    126,742      N/A       N/A
------------------------------------------------------------------------------------------------------------------
64      4     83,009 106,451  83,009 106,451 126,248        126,248       136,747    136,747      N/A       N/A
------------------------------------------------------------------------------------------------------------------
65      5     78,854 107,959  78,854 107,959 133,823        133,823       147,352    147,352      N/A       N/A
------------------------------------------------------------------------------------------------------------------
66      6     74,723 109,412  74,723 109,412 141,852        141,852       158,593    158,593      N/A       N/A
------------------------------------------------------------------------------------------------------------------
67      7     70,608 110,802  70,608 110,802 150,363        150,363       170,508    170,508      N/A       N/A
------------------------------------------------------------------------------------------------------------------
68      8     66,504 112,121  66,504 112,121 159,385        159,385       183,139    183,139      N/A       N/A
------------------------------------------------------------------------------------------------------------------
69      9     62,403 113,360  62,403 113,360 168,948        168,948       196,527    196,527      N/A       N/A
------------------------------------------------------------------------------------------------------------------
70     10     58,299 114,509  58,299 114,509 179,085        179,085       210,719    210,719   10,584    10,584
------------------------------------------------------------------------------------------------------------------
75     15     37,355 118,520  37,355 118,520 239,656        239,656       295,518    295,518   15,362    15,362
------------------------------------------------------------------------------------------------------------------
80     20     15,032 118,382  15,032 118,382 320,714        320,714       408,999    408,999   21,841    21,841
------------------------------------------------------------------------------------------------------------------
85     25          0 111,816       0 111,816       0        429,187             0    517,472        0    39,700
------------------------------------------------------------------------------------------------------------------
90     30          0 115,884       0 115,884       0        429,187             0    517,472      N/A       N/A
------------------------------------------------------------------------------------------------------------------
95     35          0 120,596       0 120,596       0        429,187             0    517,472      N/A       N/A
------------------------------------------------------------------------------------------------------------------


-------------------
LIFETIME ANNUAL
GUARANTEED MINIMUM
INCOME BENEFIT:
HYPOTHETICAL INCOME
-------------------
  0%        6%
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------
10,584    10,584
-------------------
15,362    15,362
-------------------
21,841    21,841
-------------------
     0    39,700
-------------------
   N/A       N/A
-------------------
   N/A       N/A
-------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Guaranteed principal benefit example

--------------------------------------------------------------------------------


For purposes of these examples, we assume that there is an initial contribution of $100,000, made to the contract on February 18, 2018. We also assume that no additional contributions, no transfers among options and no withdrawals from the contract are made. For GPB Option 1, the example also assumes that a 10 year fixed maturity option is chosen. The hypothetical gross rates of return with respect to amounts allocated to the variable investment options are 0%, 6% and 10%. The numbers below reflect the deduction of all applicable separate account and contract charges, and also reflect the charge for GPB Option 2. Also, for any given performance of your variable investment options, GPB Option 1 produces higher account values than GPB Option 2 unless investment performance has been significantly positive. The examples should not be considered a representation of past or future expenses. Similarly, the annual rates of return assumed in the example are not an estimate or guarantee of future investment performance. GPB Options 1 and 2 were only available at issue. The dates in the example are provided for illustrative purposes only.


For Accumulator(R) contracts:


--------------------------------------------------------------------------------
                                                                   ASSUMING 100%
                                                                    IN VARIABLE
                                ASSUMING   UNDER GPB  UNDER GPB     INVESTMENT
                               100% IN FMO OPTION 1   OPTION 2        OPTIONS
--------------------------------------------------------------------------------
Amount allocated to FMO on
February 15, 2018 based upon
a 3.10% rate to maturity         100,000     73,680    40,000              --
--------------------------------------------------------------------------------
Initial account value
allocated to the variable
investment options on
February 15, 2018                      0     26,320    60,000         100,000
--------------------------------------------------------------------------------
Account value in the fixed
maturity option on
February 15, 2028                135,725    100,000    54,290               0
--------------------------------------------------------------------------------
Annuity account value
(computed by adding together
the value at the maturity
date of the applicable fixed
maturity option plus the
value of amounts in the
variable investment options
on February 15, 2028,
assuming a 0% gross rate of
return)                          135,725    120,665   100,000/(1)/     78,513
--------------------------------------------------------------------------------
Annuity account value
(computed by adding together
the value at the maturity
date of the applicable fixed
maturity option plus the
value of amounts in the
variable investment options
on February 15, 2028,
assuming a 6% gross rate of
return)                          135,725    137,523   132,935/(2)/    142,566
--------------------------------------------------------------------------------
Annuity account value
(computed by adding together
the value at the maturity
date of the applicable fixed
maturity option plus the
value of amounts in the
variable investment options
on February 15, 2028,
assuming a 10% gross rate of
return)                          135,725    154,804   169,879/(2)/    208,222
--------------------------------------------------------------------------------


(1)Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $3,010 in this example

(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

               APPENDIX VI: GUARANTEED PRINCIPAL BENEFIT EXAMPLE

For Accumulator(R) Plus/SM/ contracts:


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                ASSUMING 100%
                                                                         ASSUMING 100%                UNDER      IN VARIABLE
                                                                       IN FIXED MATURITY UNDER GPB     GPB       INVESTMENT
                                                                            OPTION       OPTION 1    OPTION 2      OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2018 based upon a
3.10% rate to maturity                                                      104,000        76,627   41,600              --
-----------------------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment options on
February 15, 2018                                                                 0        27,373   62,400         104,000
-----------------------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February 15, 2028             141,154       104,000   56,462               0
-----------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on
February 15, 2028, assuming a 0% gross rate of return)                      141,154       124,947  100,000/(1)/     79,586
-----------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on
February 15, 2028, assuming a 6% gross rate of return)                      141,154       142,093  136,263/(2)/    144,730
-----------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on
February 15, 2028, assuming a 10% gross rate of return)                     141,154       159,686  173,870/(2)/    211,572
-----------------------------------------------------------------------------------------------------------------------------


(1)Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $288 in this example

(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

For Accumulator(R) Elite/SM/ contracts


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                ASSUMING 100%
                                                                         ASSUMING 100%                UNDER      IN VARIABLE
                                                                       IN FIXED MATURITY UNDER GPB     GPB       INVESTMENT
                                                                            OPTION       OPTION 1    OPTION 2      OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2018 based upon a
3.10% rate to maturity                                                      100,000        73,680   40,000              --
-----------------------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment options on
February 15, 2018                                                                 0        26,320   60,000         100,000
-----------------------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February 15, 2028             135,725       100,000   54,290               0
-----------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on
February 15, 2028, assuming a 0% gross rate of return)                      135,725       119,833  100,000/(1)/     75,355
-----------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on
February 15, 2028, assuming a 6% gross rate of return)                      135,725       136,100  129,894/(2)/    137,157
-----------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on
February 15, 2028, assuming a 10% gross rate of return)                     135,725       152,801  165,592/(2)/    200,610
-----------------------------------------------------------------------------------------------------------------------------


(1)Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $4,779 in this example

(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

               APPENDIX VI: GUARANTEED PRINCIPAL BENEFIT EXAMPLE

For Accumulator(R) Select/SM/ contracts:


------------------------------------------------------------------------------------------------------------------
                                                                                                  ASSUMING 100% IN
                                                                                                      VARIABLE
                                                            ASSUMING 100% UNDER GPB  UNDER GPB       INVESTMENT
                                                               IN FMO     OPTION 1   OPTION 2         OPTIONS
------------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2018 based
upon a 3.10% rate to maturity                                  100,000      73,680    40,000               --
------------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment
options on February 15, 2018                                         0      26,320    60,000          100,000
------------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on
February 15, 2028                                              135,725     100,000    54,290                0
------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed
maturity option plus the value of amounts in the variable
investment options on February 15, 2028, assuming a
0% gross rate of return)                                       135,725     119,732   100,000/(1)/      74,968
------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed
maturity option plus the value of amounts in the variable
investment options on February 15, 2028, assuming a
6% gross rate of return)                                       135,725     135,925   129,522/(2)/     136,494
------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the
value at the maturity date of the applicable fixed
maturity option plus the value of amounts in the variable
investment options on February 15, 2028, assuming a
10% gross rate of return)                                      135,725     152,555   165,067/(2)/     199,677
------------------------------------------------------------------------------------------------------------------


(1)Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $4,995 in this example

(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

               APPENDIX VI: GUARANTEED PRINCIPAL BENEFIT EXAMPLE

Appendix VII: Protection Plus/SM/ example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes Protection Plus for an annuitant age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. If you purchased your contract after approximately September 2003, the example shown in the second and third columns apply. For all other contract owners, the example in the last two columns apply. The calculation is as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    $3000      $6000
                                                                                                  WITHDRAWAL WITHDRAWAL
                                                                                                  - PRO RATA - PRO RATA
                                                  NO WITHDRAWAL $3000 WITHDRAWAL $6000 WITHDRAWAL TREATMENT  TREATMENT
-----------------------------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                             100,000        100,000          100,000       100,000    100,000
-----------------------------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal./(1)/         104,000        104,000          104,000       104,000    104,000
-----------------------------------------------------------------------------------------------------------------------
C   PROTECTION PLUS EARNINGS: Death Benefit less      4,000          4,000            4,000          N/A        N/A
    net contributions (prior to the withdrawal
    in D). B MINUS A.
-----------------------------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                          0            3,000            6,000         3,000      6,000
-----------------------------------------------------------------------------------------------------------------------
E   WITHDRAWAL % AS A % OF AV (ASSUMING DEATH         0.00%           N/A              N/A          2.88%      5.77%
    BENEFIT = AV) GREATER OF D DIVIDED BY B
-----------------------------------------------------------------------------------------------------------------------
F   EXCESS OF THE WITHDRAWAL OVER THE PROTECTION        0              0              2,000          N/A        N/A
    PLUS EARNINGS GREATER OF D MINUS C OR ZERO
-----------------------------------------------------------------------------------------------------------------------
G   NET CONTRIBUTIONS (adjusted for the              100,000        100,000          98,000        97,115     94,231
    withdrawal in D) A REDUCED FOR E OR F
-----------------------------------------------------------------------------------------------------------------------
H   DEATH BENEFIT (adjusted for the withdrawal       104,000        101,000          98,000        101,000    98,000
    in D) B MINUS D
-----------------------------------------------------------------------------------------------------------------------
I   DEATH BENEFIT LESS NET CONTRIBUTIONS H MINUS      4,000          1,000              0           3,885      3,769
    G
-----------------------------------------------------------------------------------------------------------------------
J   PROTECTION PLUS FACTOR                             40%            40%              40%           40%        40%
-----------------------------------------------------------------------------------------------------------------------
K   PROTECTION PLUS BENEFIT I TIMES J                 1,600           400               0           1,554      1,508
-----------------------------------------------------------------------------------------------------------------------
L   DEATH BENEFIT: Including Protection Plus H       105,600        101,400          98,000        102,554    99,508
    PLUS K
-----------------------------------------------------------------------------------------------------------------------

(1)The Death Benefit is the greater of the Account Value or any applicable death benefit


                                     VII-1

                   APPENDIX VII: PROTECTION PLUS/SM/ EXAMPLE

Appendix VIII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purposes only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and can not be added. Please contact your financial professional for more information about availability in your state. See also the "Contract Variations" appendix later in this Prospectus for information about the availability of certain features and their charges, if applicable, under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES/SM/ FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and          If you reside in the state of
            benefits"--"Your right to cancel    California and you are age 60
            within a certain number of days"    and older at the time the
                                                contract is issued, you may
                                                return your variable annuity
                                                contract within 30 days from
                                                the date that you receive it
                                                and receive a refund as
                                                described below.

                                                If you allocate your entire
                                                initial contribution to the
                                                money market account (and/or
                                                guaranteed interest option, if
                                                available), the amount of your
                                                refund will be equal to your
                                                contribution, unless you make
                                                a transfer, in which case the
                                                amount of your refund will be
                                                equal to your account value on
                                                the date we receive your
                                                request to cancel at our
                                                processing office. This amount
                                                could be less than your
                                                initial contribution. If you
                                                allocate any portion of your
                                                initial contribution to the
                                                variable investment options
                                                (other than the money market
                                                account) and/or fixed maturity
                                                options, your refund will be
                                                equal to your account value on
                                                the date we receive your
                                                request to cancel at our
                                                processing office.
-------------------------------------------------------------------------------
FLORIDA     See "Your right to cancel within a  If you reside in the state of
            certain number of days" in          Florida and you are age 65 or
            "Contract features and benefits"    older at the time the contract
                                                is issued, you may cancel your
                                                variable annuity contract and
                                                return it to us within 21 days
                                                from the date that you receive
                                                it. You will receive an
                                                unconditional refund equal to
                                                the cash surrender value
                                                provided in the annuity
                                                contract, plus any fees or
                                                charges deducted from the
                                                contributions or imposed under
                                                the contract.

                                                If you reside in the state of
                                                Florida and you are age 64 or
                                                younger at the time the
                                                contract is issued, you may
                                                cancel your variable annuity
                                                contract and return it to us
                                                within 14 days from the date
                                                that you receive it. You will
                                                receive an unconditional
                                                refund equal to your
                                                contributions, including any
                                                contract fees or charges.
-------------------------------------------------------------------------------

                                    VIII-1

    APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
FLORIDA        See "Contract features and          The following information
(CONTINUED)    benefits" in "Credits" (For         replaces the second bullet to
               Accumulator(R) Plus contracts only) the final set of bullets in this section:
                                                   .   You may annuitize your
                                                       contract after thirteen
                                                       months, however, if you
                                                       elect to receive annuity
                                                       payments within five years
                                                       of the contract date, we
                                                       will recover the credit
                                                       that applies to any
                                                       contribution made in that
                                                       five years. If you start
                                                       receiving annuity payments
                                                       after five years from the
                                                       contract date and within
                                                       three years of making any
                                                       contribution, we will
                                                       recover the credit that
                                                       applies to any
                                                       contribution made within
                                                       the prior three years.

               See "Transfers of ownership,        The second paragraph in this
               collateral assignments, loans and   section is deleted.
               borrowing" in "More information"
----------------------------------------------------------------------------------
ILLINOIS       See "Contract features and          The following information
               benefits" in "Credits" (for         replaces the second bullet to
               Accumulator(R) Plus contracts only) the final set of bullets in this section:

                                                   You may annuitize your
                                                   contract after thirteen
                                                   months, however, if you elect
                                                   to receive annuity payments
                                                   within five years of the
                                                   contract date, we will recover
                                                   the credit that applies to any
                                                   contribution made in that five
                                                   years. If you start receiving
                                                   annuity payments after five
                                                   years from the contract date
                                                   and within three years of
                                                   making any contribution, we
                                                   will recover the credit that
                                                   applies to any contribution
                                                   made within the prior three
                                                   years.

               See "Selecting an annuity payout    Annuity payments may be
               option" under "Your annuity payout  elected twelve months from the options" in "Accessing Your Money"  contract date.
----------------------------------------------------------------------------------
MARYLAND       Fixed maturity options              Not Available

               Guaranteed principal benefit        Not Available
               option 1 and Guaranteed principal
               benefit option 2
----------------------------------------------------------------------------------
MASSACHUSETTS  Automatic investment program        Not Available

               Annual administrative charge        The annual administrative
                                                   charge will not be deducted
                                                   from amounts allocated to the
                                                   Guaranteed interest option.

               See "How you can purchase and       Additional contributions are
               contribute to your contract" in     limited to the first two years
               "Contract features and benefits"    after the contract issue date
               and "Appendix XI" (for              only.
               Accumulator(R), Accumulator(R)
               Plus/SM/, and Accumulator(R)
               Elite/SM/ contracts only)

               See "Disability, terminal illness,  This section is deleted in its
               or confinement to nursing home"     entirety.
               under "Withdrawal charge" in
               "Charges and expenses" (for
               Accumulator(R), Accumulator(R)
               Plus/SM/, and Accumulator(R)
               Elite/SM/ contracts only)
----------------------------------------------------------------------------------
MINNESOTA      See "Principal Protector/SM/ " in   Principal Protector/SM/ is
               "Contract features and benefits"    discontinued if the
               and "Beneficiary continuation       Beneficiary continuation
               option" in "Payment of death        option is elected.
               benefit"
----------------------------------------------------------------------------------
NEW YORK       Greater of the 6% Roll-Up or        Not Available (you have a
               Annual Ratchet Guaranteed minimum   choice of the standard death
               death benefit                       benefit or the Annual Ratchet
                                                   to age 85 guaranteed minimum
                                                   death benefit), as described
                                                   earlier in this Prospectus.

               Guaranteed minimum death            Not Available
               benefit/guaranteed minimum income
               benefit roll-up benefit base reset

               Guaranteed minimum income benefit   Not Available
               no lapse guarantee (for
               Accumulator(R) Plus/SM/,
               Accumulator(R) Elite/SM/, and
               Accumulator(R) Select/SM/
               contracts only)
----------------------------------------------------------------------------------

                                    VIII-2

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK     Principal Protector/SM/             Not Available
(CONTINUED)

             Protection Plus/SM/                 Not Available

             Fixed maturity options (for         Not Available
             Accumulator(R) Plus/SM/ contracts
             only)

             Guaranteed principal benefit        Not Available
             option 1 and Guaranteed principal
             benefit option 2 (for
             Accumulator(R) Plus/SM/ contracts
             only)

             "Indication of Intent" (for         The "Indication of Intent"
             Accumulator(R) Plus/SM/ contracts   approach to first
             only)                               year contributions in
                                                 connection with the
                                                 contribution crediting rate is
                                                 not available.

             See "Contract features and          The following information is
             benefits" in "Credits"(for          added as the third bullet to
             Accumulator(R) Plus/SM/ contracts   the final set of bullets in
             only)                               this section:

                                                 .   Where annuity payments may
                                                     begin after the
                                                     first contract year, if
                                                     you elect to receive
                                                     annuity payments, we will
                                                     not recover the credit on
                                                     any contributions. See
                                                     "The amount applied to
                                                     purchase an annuity payout
                                                     option" in "Accessing your
                                                     money" later in
                                                     the Prospectus for more
                                                     information on the effect
                                                     of annuitization in New
                                                     York.
             See "Effect of your account value   If your account value in the
             falling to zero" in "Determining    variable investment options is
             your contract's value"              insufficient to pay the annual
                                                 administrative charge, or the
                                                 Annual Ratchet to age 85 death
                                                 benefit charge, and you have
                                                 no account value in the
                                                 guaranteed interest option,
                                                 your contract will terminate
                                                 without value, and you will
                                                 lose any applicable benefits.
                                                 See "Charges and expenses"
                                                 earlier in this Prospectus.

             See "Annuity maturity date" in      Your contract has a maturity
             "Accessing your money" (for         date by which you must either
             Accumulator(R) Plus/SM/ contracts   take a lump sum withdrawal or
             only)                               select an annuity payout
                                                 option. The maturity date is
                                                 the contract date that follows
                                                 the annuitant's 90th birthday.

             See "Annuity maturity date" in      The maturity date by which you
             "Accessing your money" (for         must take a lump sum
             Accumulator(R), Accumulator(R)      withdrawal or select an
             Elite/SM/, and Accumulator(R)       annuity payout option is as
             Select/SM/ contracts only)          follows:

                                                              Maximum
                                                   Issue age  Annuitization age
                                                   ---------  -----------------
                                                   0-80       90
                                                   81         91
                                                   82         92
                                                   83         93
                                                   84         94
                                                   85         95

                                    Please see this section earlier
                                    in this Prospectus for more
                                    information.
---------------------------------------------------------------------

                                    VIII-3

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK     See "Charges and expenses" (for     With regard to the Annual
(CONTINUED)  Accumulator(R) and Accumulator(R)   administrative, Annual Ratchet
             Elite/SM/ contracts only)           to age 85 death benefit,
                                                 Guaranteed principal benefit
                                                 option 2 and Guaranteed
                                                 minimum income benefit
                                                 charges, respectively, we will
                                                 deduct the related charge, as
                                                 follows for each: we will
                                                 deduct the charge from your
                                                 value in the variable
                                                 investment options on a pro
                                                 rata basis. If those amounts
                                                 are insufficient, we will
                                                 deduct all or a portion of the
                                                 charge from the fixed maturity
                                                 options (other than the
                                                 Special 10 year fixed maturity
                                                 option) in the order of the
                                                 earliest maturity date(s)
                                                 first. If such fixed maturity
                                                 option amounts are
                                                 insufficient, we will deduct
                                                 all or a portion of the charge
                                                 from the account for special
                                                 dollar cost averaging (not
                                                 available if the Guaranteed
                                                 principal benefit option is
                                                 elected). If such amounts are
                                                 still insufficient, we will
                                                 deduct any remaining portion
                                                 from the Special 10 year fixed
                                                 maturity option. If the
                                                 contract is surrendered or
                                                 annuitized or a death benefit
                                                 is paid, we will deduct a pro
                                                 rata portion of the charge for
                                                 that year. A market value
                                                 adjustment will apply to
                                                 deductions from the fixed
                                                 maturity options (including
                                                 the Special 10 year fixed
                                                 maturity option).

                                                 Deductions from the fixed
                                                 maturity options (including
                                                 the Special 10 year fixed
                                                 maturity option) cannot cause
                                                 the credited net interest for
                                                 the contract year to fall
                                                 below 1.5%.

                                                 With regard to the Annual
                                                 administrative, either
                                                 enhanced death benefit and the
                                                 Guaranteed minimum income
                                                 benefit charges only, if your
                                                 account value in the variable
                                                 investment options and the
                                                 fixed maturity options is
                                                 insufficient to pay the
                                                 applicable charge, and you
                                                 have no account value in the
                                                 guaranteed interest option,
                                                 your contract will terminate
                                                 without value and you will
                                                 lose any applicable guaranteed
                                                 benefits. Please see "Effect
                                                 of your account value falling
                                                 to zero" in "Determining your
                                                 contract's value" earlier in
                                                 this Prospectus.

             See "Charges and expenses" (for     With regard to the Annual
             Accumulator(R) Plus/SM/ con-tracts  administrative, Annual Ratchet
             only)                               to age 85 death benefit and
                                                 Guaranteed minimum income
                                                 benefit charges, respectively,
                                                 we will deduct the related
                                                 charge, as follows for each:
                                                 we will deduct this charge
                                                 from your value in the
                                                 variable investment options on
                                                 a pro rata basis. If the
                                                 contract is surrendered or
                                                 annuitized or a death benefit
                                                 is paid, we will deduct a pro
                                                 rata portion of the charge for
                                                 that year.

                                                 If your account value in the
                                                 variable investment options is
                                                 insufficient to pay the
                                                 applicable charge, and you
                                                 have no account value in the
                                                 guaranteed interest option,
                                                 your contract will terminate
                                                 without value and you will
                                                 lose any applicable guaranteed
                                                 benefits. Please see "Effect
                                                 of your account value falling
                                                 to zero" in "Determining your
                                                 contract's value" earlier in
                                                 this Prospectus.
--------------------------------------------------------------------------------

                                    VIII-4

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK     See "Charges and expenses" (for   With regard to the Annual
(CONTINUED)  Accumulator(R) Select/SM/         administrative, Annual Ratchet
             contracts only)                   to age 85 death benefit,
                                               Guaranteed principal benefit
                                               option 2 and Guaranteed minimum
                                               income benefit charges,
                                               respectively, we will deduct the
                                               related charge, as follows for
                                               each: we will deduct the charge
                                               from your value in the variable
                                               investment options on a pro rata
                                               basis. If those amounts are
                                               insufficient, we will deduct all
                                               or a portion of the charge from
                                               the fixed maturity options
                                               (other than the Special 10 year
                                               fixed maturity option) in the
                                               order of the earliest maturity
                                               date(s) first. If such amounts
                                               are still insufficient, we will
                                               deduct any remaining portion
                                               from the Special 10 year fixed
                                               maturity option (if applicable).
                                               If the contract is surrendered
                                               or annuitized or a death benefit
                                               is paid, we will deduct a pro
                                               rata portion of the charge for
                                               that year. A market value
                                               adjustment will apply to
                                               deductions from the fixed
                                               maturity options (including the
                                               Special 10 year fixed maturity
                                               option).

                                               Deductions from the fixed
                                               maturity options (including the
                                               Special 10 year fixed maturity
                                               option) cannot cause the
                                               credited net interest for the
                                               contract year to fall below 1.5%.

                                               With regard to the Annual
                                               administrative, and either
                                               enhanced death benefit charge
                                               only, if your account value in
                                               the variable investment options
                                               and the fixed maturity options
                                               is insufficient to pay the
                                               applicable charge, and you have
                                               no account value in the
                                               guaranteed interest option, your
                                               contract will terminate without
                                               value and you will lose any
                                               applicable guaranteed benefits.
                                               Please see "Effect of your
                                               account value falling to zero"
                                               in "Determining your contract's
                                               value" earlier in this
                                               Prospectus.

             See "Contract features and        No more than 25% of any
             benefits"--"Self directed         contribution may be allocated to
             allocation" (for Accumulator(R)   the guaranteed interest option.
             contracts issued from
             approximately February 2004 to
             February 2009 only).

             See "Transferring your account    The following information is
             value" in "Transferring your      added as the sixth and seventh
             money among investment options"   bullets in this section:
             (for Accumulator(R) contracts
             issued from approximately
             February 2004 to February 2009
             only).

                                               .   In all contract years, a
                                                   transfer into the guaranteed
                                                   interest option will not be
                                                   permitted if such transfer
                                                   would result in more than
                                                   25% of the annuity account
                                                   value being allocated to the
                                                   guaranteed interest option,
                                                   based on the annuity account
                                                   value as of the previous
                                                   business day.

             See "Rebalancing your account     Under Option II, transfers into
             value" in "Transferring your      the Guaranteed interest option
             money among investment options"   are not permitted if they
             (for Accumulator(R) contracts     violate the transfer rules.
             issued from approximately
             February 2004 to February 2009
             only).

             See "The amount applied to        For fixed annuity period certain
             purchase an annuity payout        payout options only, the amount
             option" in "Accessing your        applied to the annuity benefit
             money" (for Accumulator(R)        is the greater of the cash value
             contracts only)                   or 95% of what the account value
                                               would be if no withdrawal charge
                                               applied.

             See "The amount applied to        The amount applied to purchase
             purchase an annuity payout        an annuity payout option varies,
             option" in "Accessing your        depending on the payout option
             money" (for Accumulator(R)        that you choose, and the timing
             Select/SM/ contracts only)        of your purchase as it relates
                                               to any market value adjustments.
--------------------------------------------------------------------------------

                                    VIII-5

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK     Fixed maturity options --         The withdrawal charge that
(CONTINUED)  withdrawal charges (for           applies to withdrawals taken
             Accumulator(R) contracts only)    from amounts in the fixed
                                               maturity options will never
                                               exceed 7% and will be determined
                                               by applying the New York
                                               Alternate Scale I shown below.
                                               If you withdraw amounts that
                                               have been transferred from one
                                               fixed maturity option to
                                               another, we use the New York
                                               Alternate Scale II (also shown
                                               below) if it produces a higher
                                               charge than Alternate Scale I.

                                               The withdrawal charge may not
                                               exceed the withdrawal charge
                                               that would normally apply to the
                                               contract. If a contribution has
                                               been in the contract for more
                                               than 7 years and therefore would
                                               have no withdrawal charge, no
                                               withdrawal charge will apply.
                                               Use of a New York Alternate
                                               Scale can only result in a lower
                                               charge. We will compare the
                                               result of applying Alternate
                                               Scale I or II, as the case may
                                               be, to the result of applying
                                               the normal withdrawal charge,
                                               and will charge the lower
                                               withdrawal charge.

    -------------------------------------------------------------------------------------------------------------------
    NY ALTERNATE SCALE I                                          NY ALTERNATE SCALE II
    Year of investment in
    fixed maturity option/(1)/                                    Year of transfer within fixed maturity option*
    -------------------------------------------------------------------------------------------------------------------
    Within year 1                                            7%   Within year 1                                    5%
    -------------------------------------------------------------------------------------------------------------------
    2                                                        6%   2                                                4%
    -------------------------------------------------------------------------------------------------------------------
    3                                                        5%   3                                                3%
    -------------------------------------------------------------------------------------------------------------------
    4                                                        4%   4                                                2%
    -------------------------------------------------------------------------------------------------------------------
    5                                                        3%   5                                                1%
    -------------------------------------------------------------------------------------------------------------------
    6                                                        2%   After year 5                                      0
    -------------------------------------------------------------------------------------------------------------------
    7                                                        1%
    -------------------------------------------------------------------------------------------------------------------
    After year 7                                             0%   Not to exceed 1% times the number of years
                                                                  remaining in the fixed maturity option, rounded to
                                                                  the higher number of years. In other words, if 4.3
                                                                  years remain, it would be a 5% charge.
    -------------------------------------------------------------------------------------------------------------------

    (1)Measured from the contract date anniversary prior to the date of the contribution or transfer

    If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.
    You should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option with the shortest available maturity. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money
    Market option.

    The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower
    "free withdrawal amount" than what would normally apply,
    should be taken into account when deciding whether to
    allocate amounts to, or transfer amounts to or from, the fixed maturity options.
------------------------------------------------------------------------

                                    VIII-6

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS                              AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------------------------------------------
NEW YORK     Fixed maturity options -- withdrawal charges (for  The withdrawal charge that applies to withdrawals
(CONTINUED)  Accumulator(R) Elite/SM/ contracts only)           taken from amounts in the fixed maturity options will
                                                                never exceed 7% and will be determined by applying the
                                                                New York Alternate Scale I shown below. If you
                                                                withdraw amounts that have been transferred from one
                                                                fixed maturity option to another, we use the New York
                                                                Alternate Scale II (also shown below) if it produces a
                                                                higher charge than Alternate Scale I.
                                                                The withdrawal charge may not exceed the withdrawal
                                                                charge that would normally apply to the contract. If a
                                                                contribution has been in the contract for more than 4
                                                                years and therefore would have no withdrawal charge,
                                                                no withdrawal charge will apply. Use of a New York
                                                                Alternate Scale can only result in a lower charge. We
                                                                will compare the result of applying Alternate Scale I
                                                                or II, as the case may be, to the result of applying
                                                                the normal withdrawal charge, and will charge the
                                                                lower withdrawal charge.

    -----------------------------------------------------------------------------------------------------------
    NY ALTERNATE SCALE I                                  NY ALTERNATE SCALE II
    Year of investment in fixed maturity option/(1)/      Year of transfer within fixed maturity option*
    -----------------------------------------------------------------------------------------------------------
    Within year 1                                    7%   Within year 1                                    5%
    -----------------------------------------------------------------------------------------------------------
    2                                                6%   2                                                4%
    -----------------------------------------------------------------------------------------------------------
    3                                                5%   3                                                3%
    -----------------------------------------------------------------------------------------------------------
    4                                                4%   4                                                2%
    -----------------------------------------------------------------------------------------------------------
    After year 5                                     0%   After year 5                                     0%
    -----------------------------------------------------------------------------------------------------------

    Not to exceed 1% times the number of years remaining in the fixed maturity option, rounded to the higher number of years. In other words, if 4.3 years remain, it would be a 5% charge.
    -----------------------------------------------------------------------------------------------------------

        (1)Measured from the contract date anniversary prior to the date of the contribution or transfer.

        If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.
        You should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option with the shortest available maturity. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.
        The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower "free withdrawal amount" than what would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.
-----------------------------------------------------------------------------------------------------------

                                    VIII-7

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

----------------------------------------------------------------------------
 STATE   FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------
OREGON   Fixed maturity options (For       Not Available
         Accumulator(R) and
         Accumu-lator(R) Plus/SM/
         contracts only)

         Guaranteed principal benefit      Not Available
         option 1 and
         Guaranteed principal benefit
         option 2 (For Accumulator(R),
         Accumulator(R) Plus/SM/, and
         Accumulator(R) Elite/SM/
         contracts only)

         See "How you can purchase and     .   Subsequent contributions are
         contribute to your contract" in       not permitted. This is a
         "Contract features and benefits"      single premium product.
         and "Appendix XI"(For             .   Section 1035 exchanges,
         Accumulator(R), Accumulator(R)        rollovers, multiple
         Plus/SM/, and Accumulator(R)          assignments and/or transfers
         Elite/SM/ contracts only)             are permitted provided that
                                               all documentation is
                                               complete and received with
                                               the application.

         See "Credits" in "Contract        For Oregon contracts with a five
         features and benefits" (for       year reset and/or no lapse
         Accumulator(R) Plus/SM/           guarantee, the credit is
         contracts only)                   included in the calculation of
                                           your guaranteed minimum income
                                           benefit and guaranteed minimum
                                           death benefit.
         See "Indication of intent" in     Since Oregon does not permit
         "Contract features and benefits"  additional contributions, the
         (for Accumulator(R) Plus/SM/      indication of intent approach to
         contracts only)                   first year contributions is
                                           applicable in Oregon only to the
                                           extent that all necessary
                                           documentation for multiple
                                           transfers and/or exchanges is
                                           complete and received with the
                                           application.

         See "Lifetime required minimum    We will not impose a withdrawal
         distribution withdrawals" in      charge on minimum distribution
         "Accessing your money" (for       withdrawals even if you are not
         Accumulator(R) Plus/SM/           enrolled in our automatic RMD
         contracts only)                   service except if, when added to
                                           a partial withdrawal previously
                                           taken in the same contract year,
                                           the minimum distribution
                                           withdrawals exceed the 10% free
                                           withdrawal amount. Such minimum
                                           distribution withdrawals must be
                                           based solely on your
                                           Accumulator(R) Plus/SM/
                                           contract's account value.

         See "Selecting an annuity payout  The annuity commencement date
         option" in "Accessing your        may not be earlier than four
         money" (for Accumulator(R),       years from the contract issue
         Accumulator(R) Plus/SM/, and      date for Accumulator(R)
         Accumulator(R) Elite/SM/          Elite/SM/ contracts, seven years
         contracts only)                   for Accumulator(R) contracts,
                                           and eight years for
                                           Accumulator(R) Plus/SM/
                                           contracts.

         See "Disability, terminal         Item (i) is deleted in its
         illness, or confinement           entirety.
         to nursing home" under
         "Withdrawal charge" in "Charges
         and expenses" (for
         Accumulator(R), Accumulator(R)
         Plus/SM/, and Accumulator(R)
         Elite/SM/ contracts only)

         See "Transfers of ownership,      The second paragraph in this
         collateral assignments, loans     section is deleted.
         and borrowing" in "More
         information" (for Accumulator(R)
         Plus/SM/ contracts only)

         See "Lifetime required minimum    We generally will not impose a
         distribution withdrawals" in      withdrawal charge on minimum
         "Accessing your money"            distribution withdrawals even if
                                           you are not enrolled in our
                                           automatic RMD service except if,
                                           when added to a lump sum
                                           withdrawal previously taken in
                                           the same contract year, the
                                           minimum distribution
                                           withdrawals exceed the 10% free
                                           withdrawal amount. In order to
                                           avoid a withdrawal charge in
                                           connection with
                                           minimum distribution withdrawals
                                           outside of our automatic RMD
                                           service, you must notify us
                                           using our request form. Such
                                           minimum distribution withdrawals
                                           must be based solely on your
                                           contract's account value.
----------------------------------------------------------------------------

                                    VIII-8

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
OREGON       See "We require that the          The following is added:
(CONTINUED)  following types                   (20) requests for required
             of communications be on specific  minimum distributions, other
             forms we provide for that         than pursuant to our automatic
             purpose:" in "Who is AXA          RMD service.
             Equitable?" (for Accumulator(R),
             Accumulator(R) Plus/SM/, and
             Accumulator(R) Elite/SM/
             contracts only)

             Flexible Premium IRA and          Not Available
             Flexible Premium Roth IRA (for
             Accumulator(R) contracts only)

             Automatic Investment Program for  Not Available
             Accumulator(R) and
             Accumulator(R) Elite contracts
             only

             See "Special dollar cost          The special dollar cost
             averaging program" in "Contract   averaging program may only be
             Features and Benefits"for         selected at the time of
             Accumulator(R) and                application.
             Accumulator(R) Elite contracts
             only
--------------------------------------------------------------------------------

PENNSYLVANIA  Contributions             Your contract refers to contributions as premiums.
              Contribution age          The following contribution limits apply:
              limitations (for
              Accumulator(R)
              contracts only)
                                                              Maximum
                                        Issue age             Contribution age
                                        ---------             ----------------
                                        0-75                  79
                                        76                    80
                                        77                    81
                                        78-80                 82
                                        81-83                 84
                                        84                    85
                                        85                    86
              Contribution age          The following contribution limits apply:
              limitations (for
              Accumulator(R) Plus/SM/
              contracts only)
                                                              Maximum                   -
                                        Issue age             Contribution age
                                        ---------             ----------------
                                        0-75                  77
                                        76                    78
                                        77                    79
                                        78-80                 80
              Contribution age          The following contribution limits apply:
              limitations (for
              Accumulator(R) Elite/SM/
              contracts only)
                                                              Maximum
                                        Issue age             contribution age
                                        ---------             ----------------
                                        0-75                  82
                                        76                    83
                                        77                    84
                                        78-80                 85
                                        81-85                 87

              Contribution age          If the annuitant was 0-75 at contract issue, the maximum
              limitations (for          contribution age is 85.
              Accumulator(R)
              Select/SM/ contracts only

              See "Annuity maturity     The maturity date by which you must take a lump sum
              date" in "Accessing your  withdrawal or select an annuity payout option is as follo money" (for
              Accumulator(R),
              Accumulator(R)
              Elite/SM/, and
              Accumulator(R)
              Select/SM/ contracts
              only)
                                                              Maximum
                                        Issue age             annuitization age
                                        ---------             -----------------         -
                                        0-75                  85
                                        76                    86
                                        77                    87
                                        78-80                 88
                                        81-85                 90
-------------------------------------------------------------------------------------------------

                                    VIII-9

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
PENNSYLVANIA  See "Annuity maturity date" in    The maturity date by which you
(CONTINUED)   "Accessing your money" (for       must take a lump sum withdrawal
              Accumulator(R) Plus/SM/           or select an annuity payout
              contracts only)                   option is as follows:

                                            Maximum
                                 Issue age  Annuitization age
                                 ---------  -----------------
                                 0-75       85
                                 76         86
                                 77         87
                                 78-80      88

     Loans under Rollover TSA  Taking a loan in excess of the Internal Revenue Code limits
     contracts                 may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal
                               Revenue Code limits.

     Special dollar cost       In Pennsylvania, we refer to this program as "enhanced
     averaging program (for    rate dollar cost averaging."
     Accumulator(R) and
     Accumulator(R) Elite/SM/
     contracts only)

     Withdrawal charge         For annuitants that are ages 84 and 85 when the contract
     schedule for issue ages   is issued in Pennsylvania, the withdrawal charge will be
     84 and 85 (for            computed in the same manner as for other contracts as
     Accumulator(R) contracts  described in "Charges and expenses" under "Withdrawal
     only)                     charge" earlier in this Prospectus, except that the
                               withdrawal charge schedule will be different. For these
                               contracts, the withdrawal charge schedule will be 5% of
                               each contribution made in the first contract year,
                               decreasing by 1% each subsequent contract year to 0% in
                               the sixth and later contract years.
-------------------------------------------------------------------------------------------

PUERTO RICO  IRA, Roth IRA, Inherited IRA (for   Not Available
             Accumulator(R), Accumulator (R)
             Elite/SM/, and Accumulator(R)
             Select/SM/ contracts), QP and
             Rollover TSA contracts

             Beneficiary continuation option     Not Available
             (IRA)

             Tax Information -- Special rules    Income from NQ contracts we
             for NQ contracts                    issue is U.S. source. A Puerto
                                                 Rico resident is subject to
                                                 U.S. taxation on such U.S.
                                                 source income. Only Puerto
                                                 Rico source income of Puerto
                                                 Rico residents is excludable
                                                 from U.S. taxation. Income
                                                 from NQ contracts is also
                                                 subject to Puerto Rico tax.
                                                 The calculation of the taxable
                                                 portion of amounts distributed
                                                 from a contract may differ in
                                                 the two jurisdictions.
                                                 Therefore, you might have to
                                                 file both U.S. and Puerto Rico
                                                 tax returns, showing different
                                                 amounts of income from the
                                                 contract for each tax return.
                                                 Puerto Rico generally provides
                                                 a credit against Puerto Rico
                                                 tax for U.S. tax paid.
                                                 Depending on your personal
                                                 situation and the timing of
                                                 the different tax liabilities,
                                                 you may not be able to take
                                                 full advantage of this credit.

                                                 We require owners or
                                                 beneficiaries of annuity
                                                 contracts in Puerto Rico which
                                                 are not individuals to
                                                 document their status to avoid
                                                 30% FATCA withholding from
                                                 U.S.-source income.
--------------------------------------------------------------------------------
TEXAS        See "Annual administrative charge"  The annual administrative
             in "Charges and expenses"           charge will not be deducted
                                                 from amounts allocated to the
                                                 Guaranteed interest option.
--------------------------------------------------------------------------------
UTAH         See "Transfers of ownership,        The second paragraph in this
             collateral assignments, loans and   section is deleted.
             borrowing" in "More information"
--------------------------------------------------------------------------------
VERMONT      Loans under Rollover TSA contracts  Taking a loan in excess of the
                                                 Internal Revenue Code limits
                                                 may result in adverse tax
                                                 consequences. Please consult
                                                 your tax adviser before taking
                                                 a loan that exceeds the
                                                 Internal Revenue Code limits.
--------------------------------------------------------------------------------

                                    VIII-10

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
WASHINGTON  Guaranteed interest option (for   Not Available
            contracts issued from
            approximately December 2004 to
            December 2006)

            Investment simplifier --          Not Available
            Fixed-dollar option and Interest
            sweep option

            Fixed maturity options            Not Available

            Guaranteed Principal Benefit      Not Available
            Options 1 and 2

            Protection Plus/SM/               Not Available

            See "Guaranteed minimum death     You have a choice of the
            benefit" in "Contract features    standard death benefit, the
            and benefits"                     Annual Ratchet to age 85
                                              enhanced death benefit, or the
                                              Greater of 4% Roll-Up to age 85
                                              or the Annual Ratchet to age 85
                                              enhanced death benefit.

            See "Annual administrative        The annual administrative charge
            charge" in "Charges and expenses" will be deducted from the value in the variable investment
                                              options on a pro rata basis.

            See "Withdrawal charge" in        The 10% free withdrawal amount
            "Charges and expenses" (for       applies to full surrenders.
            Accumulator(R), Accumulator(R)
            Plus/SM/, and Accumulator(R)
            Elite/SM/ contracts only)

            See "Disability, terminal         The annuitant has qualified to
            illness, or confinement to        receive Social Security
            nursing home" under "Withdrawal   disability benefits as certified
            charge" in "Charges and           by the Social Security
            expenses" (for Accumulator(R),    Administration or a statement
            Accumulator(R) Plus/SM/, and      from an independent U.S.
            Accumulator(R) Elite/SM/          licensed physician stating that
            contracts only)                   the annuitant meets the
                                              definition of total disability
                                              for at least 6 continuous months
                                              prior to the notice of claim.
                                              Such disability must be
                                              re-certified every 12 months.
            Special dollar cost averaging     .   Available only at issue.
            program (for contracts issued     .   Subsequent contributions
            from approximately December 2004      cannot be used to elect new
            to December 2006) (for                programs. You may make
            Accumulator(R) and                    subsequent contributions to
            Accumulator(R) Elite/SM/              the initial programs while
            contracts only)                       they are still running.
-------------------------------------------------------------------------------

                                    VIII-11

         APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
                        OF CERTAIN FEATURES AND BENEFITS

Appendix IX: Contract Variations

--------------------------------------------------------------------------------

The contracts described in this Prospectus are no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VIII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

-------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT        VARIATION
-------------------------------------------------------------------------------

April 1, 2002-April 4,    Types of contracts     QP defined contribution
2002 (for Accumulator(R)                         contracts were available.
Select/SM/ contracts
only)
-------------------------------------------------------------------------------

April 2002-May 2002 (for  See "Transferring      The fifth bullet is deleted
Accumulator(R)            your account value"    in its entirety.
Select/SM/ contracts      in "Transferring your
only)                     money among
                          investment options"
-------------------------------------------------------------------------------

April 4, 2002-June 2002   Owner and annuitant    Non-Natural owners are not
(for Accumulator(R)       requirements           permitted.
Select/SM/ contracts
only)
-------------------------------------------------------------------------------
April 2002-December 2003  We require that a      Authorization for telephone
                          specific form that we  transfers by your financial
                          provide be used for    professional are available
                          certain types of       only for contracts
                          communications.        distributed through AXA
                                                 Distributors.
-------------------------------------------------------------------------------
April 2002-November 2002  Inherited IRA          Unavailable -- accordingly,
(for Accumulator(R),      beneficiary            all references in this
Accumulator(R)            Continuation contract  Prospectus to "Inherited IRA
Elite/SM/, and                                   beneficiary Continuation
Accumulator(R) Select                            contract" are deleted in
contracts only)                                  their entirety.
-------------------------------------------------------------------------------
April 2002-February 2003  Guaranteed minimum     The fee for this benefit was
                          income benefit         0.45%

                          Annual Ratchet to age  The fee for this benefit was
                          85                     0.20%

                          6% Roll-Up to age 85   The fee for this benefit was
                                                 0.35%

                          The Greater of 6%      The fee for this benefit was
                          Roll-Up to age 85 of   0.45%
                          the Annual Ratchet to
                          age 85
-------------------------------------------------------------------------------

April 2002-July 2003      Guaranteed interest    No limitations regarding
(for Accumulator(R)       option                 allocations or transfers into
Plus/SM/ and                                     the guaranteed interest
Accumulator(R) Elite/SM/                         account
contracts only)

                          See "Transferring      The fourth bullet is deleted
                          your account value"    in its entirety.
                          in "Transferring your
                          money among
                          investment options"
-------------------------------------------------------------------------------
April 2002-August 2003    Annuitant issue age    Ages 86-90. For contracts
(for Accumulator(R)                              with an annuitant who was age
contracts only)                                  86-90 at issue, the following
                                                 apply: (1) standard death
                                                 benefit only was available,
                                                 and (2) no withdrawal charge
                                                 applies.
-------------------------------------------------------------------------------
April 2002-September 2003 The guaranteed         GPB 2 -- unavailable
                          principal benefits

                                                 GPB 1 known as Principal
                                                 assurance

                                                 GPB 1 is available with both
                                                 systematic and substantially
                                                 equal withdrawals

                                                 GPB 1 is available with
                                                 guaranteed minimum income
                                                 benefit
-------------------------------------------------------------------------------

                       APPENDIX IX: CONTRACT VARIATIONS

-------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT        VARIATION
-------------------------------------------------------------------------------

                          Spousal protection     Unavailable -- accordingly,
                                                 all references in this
                                                 Prospectus to "Spousal
                                                 protection" are deleted in
                                                 their entirety.

                          Maximum contributions  The maximum contributions
                                                 permitted under all
                                                 Accumulator series contracts
                                                 with the same owner or
                                                 annuitant is $1,500,000.

                          Guaranteed minimum     84 for Accumulator(R)
                          death benefit maximum  contracts (not including
                          issue age              Flexible premium IRA,
                                                 Inherited IRA and QP
                                                 contracts); 80 for
                                                 Accumulator(R) Plus/SM/
                                                 contracts (not including QP
                                                 contracts); 84 for
                                                 Accumulator(R) Elite/SM/
                                                 contracts (not including QP
                                                 or Inherited IRA contacts);
                                                 84 for Accumulator(R)
                                                 Select/SM/ contracts

April 2002-September      Protection Plus        The maximum issue age for
2003,                                            this benefit was 79.
continued

                                                 For issue ages 71-79, the
                                                 applicable death benefit will
                                                 be multiplied by 25%.

                                                 In calculating the death
                                                 benefit, contributions are
                                                 decreased for withdrawals on
                                                 a pro rata basis.

    Charges we deduct from your variable           Mortality and expense risks Administrative                   0.75%
    investment options expressed as an annual      Distribution                                                 0.25%
    percentage of daily net assets and             Total Separate account annual expenses                       0.20%
    Administrative charge (for Accumulator(R)                                                                   1.20%
    contracts only)

    Charges we deduct from your variable           Mortality and expense risks Administrative                   0.90%
    investment options expressed as an annual      Distribution                                                 0.25%
    percentage of daily net assets and             Total Separate account annual expenses                       0.25%
    Administrative charge (for Accumulator(R)                                                                   1.40%
    Accumulator(R) Plus/SM/, and Accumulator(R)
    Elite/SM/ contracts only)

    Charges we deduct from your variable           Mortality and expense risks Administrative                   1.10%
    investment options expressed as an annual      Distribution                                                 0.25%
    percentage of daily net assets and             Total Separate account annual expenses                       0.25%
    Administrative charge (for Accumulator(R)                                                                   1.60%
    Elite/SM/ contracts only)

    Guaranteed option charges                      If the contract is surrendered or annuitized or the death benefit is paid on a date other than the contract date anniversary, we will not deduct a pro rata portion of the charge for any
                                                   applicable guaranteed benefit.

    Withdrawals treated as surrenders              We will not treat a withdrawal that results in a cash value of less than $500 as a request for a surrender. We will not
                                                   terminate your contract if you do not make contributions for three contract years.
---------------------------------------------------------------------------------------------------------------------

  Guaranteed minimum income benefit option         Subject to state availability, this option guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or an Income Manager(R) level payment life with a period certain payout option.

                                                   Known as the Living Benefit.
---------------------------------------------------------------------------------------------------------------------

                       APPENDIX IX: CONTRACT VARIATIONS

--------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD   FEATURE/BENEFIT                                 VARIATION
--------------------------------------------------------------------------------------------------------------------
                           Credits (for Accumulator(R) Plus/SM/ contracts  FIRST YEAR TOTAL     CREDIT
                           only)                                           CONTRIBUTIONS        PERCENTAGE APPLIED
                                                                           BREAKPOINTS          TO CONTRIBUTIONS
                                                                           -----------------------------------------
                                                                           Less than $250,000   4%
                                                                           -----------------------------------------
                                                                           $250,000-$999,999.99 5%
                                                                           -----------------------------------------
                                                                           $1 million or more   6%

                          Partial withdrawals              For Accumulator(R) and Accumulator(R)
                                                           Plus/SM/ contracts, your free
                                                           withdrawal amount is 15%. For
                                                           Accumulator(R) Elite/SM/ contracts,
                                                           partial withdrawals will be subject to
                                                           a withdrawal charge if they exceed the
                                                           15% free withdrawal amount.

                          Systematic withdrawals           Your systematic withdrawal may not
                                                           exceed 1.20% (monthly), 3.60%
                                                           (quarterly) or 15% (annually) of
                                                           account value.

                          Guaranteed optional benefits     In calculating any guaranteed optional
                          (for Accumulator(R) Plus/SM/     benefit base, any applicable credit is
                          contracts only)                  included.

                          How withdrawals (and transfers   If you take a withdrawal(s) up to 6% of
                          out of the Special 10 year       your benefit base during a contract
                          fixed maturity option) affect    year, your benefit base will be reduced
                          your Guaranteed minimum income   on a dollar-for-dollar basis on the
                          benefit, Guaranteed minimum      Guaranteed minimum income benefit and
                          death benefit and Guaranteed     the Guaranteed minimum death benefit
                          principal benefit option 2       (including the Greater of 6% Roll-Up to
                                                           age 85 and the Annual Ratchet to age 85
                                                           enhanced death benefit). Once a
                                                           withdrawal is taken that causes the sum
                                                           of withdrawals in a contract year to
                                                           exceed 6% of your benefit base, each
                                                           guaranteed benefit base will then be
                                                           reduced pro rata.

                          Successor owner and annuitant:   If your surviving spouse decides to
                          Guaranteed minimum death benefit continue the contract, the Guaranteed minimum death benefit will continue as
                                                           follows:

                                                           .   If the original owner/annuitant was
                                                               age 84 or younger at death, the
                                                               Guaranteed minimum death benefit
                                                               continues based upon the option
                                                               that was elected by the original
                                                               owner/annuitant and will continue
                                                               to grow according to its terms
                                                               until the contract date anniversary
                                                               following the date the successor
                                                               owner/annuitant reaches age 85.

                                                           .   If the original owner/annuitant was
                                                               age 85 or older at death, we will
                                                               reinstate the Guaranteed minimum
                                                               death benefit that was elected by
                                                               the original owner/ annuitant. The
                                                               benefit will continue to grow
                                                               according to its terms until the
                                                               contract date anniversary following
                                                               the date the successor owner/
                                                               annuitant reaches age 85.

                                                           .   If the successor owner/annuitant is
                                                               age 85 or over on the date of the
                                                               original owner/annuitant's death,
                                                               the Guaranteed Minimum Death
                                                               Benefit will no longer grow, and we
                                                               will no longer charge for the
                                                               benefit.
---------------------------------------------------------------------------------------------------

April 2002-March 2004     Protection Plus/SM/ benefit      For the State of Minnesota only:
                                                           Unavailable -- accordingly, all
                                                           references in this Prospectus to
                                                           "Protection Plus/SM/" are deleted in
                                                           their entirety.
---------------------------------------------------------------------------------------------------
April 2002-July 2004      Principal Protector/SM/ benefit  Unavailable -- accordingly, all references in this Prospectus to
                                                           "Principal Protector" are deleted in
                                                           their entirety.
---------------------------------------------------------------------------------------------------
April 2002-December 2004  Termination of guaranteed        Your guaranteed benefits will not
                          benefits                         automatically terminate if you change
                                                           ownership of your NQ contract.
---------------------------------------------------------------------------------------------------

                          Ownership Transfer of NQ         If you transfer ownership of your NQ
                                                           contract, your guaranteed benefit
                                                           options will not be automatically
                                                           terminated.
---------------------------------------------------------------------------------------------------

                       APPENDIX IX: CONTRACT VARIATIONS

-------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT        VARIATION
-------------------------------------------------------------------------------
April 2002-January 2005   No lapse guarantee     Unavailable.
-------------------------------------------------------------------------------
April 2002-October 2005   Roll-Up benefit base   Unavailable.
                          reset
-------------------------------------------------------------------------------
April 2002-January 1,     Guaranteed benefit     Not available for contracts
2005                      lump sum payment       with an application sign date
                          option                 prior to January 1, 2005.
-------------------------------------------------------------------------------
April 2002-March 2006     Recovery of credit     Not applicable
(for Accumulator(R)       due to death within
Plus/SM/ contracts only)  one year of
                          contribution

                          Net crediting          Not applicable
-------------------------------------------------------------------------------
February 2003-September   Annual Ratchet to age  The fee for this benefit was
2003                      85                     0.30%

                          6% Roll-Up to age 85   The fee for this benefit was
                                                 0.45%

                          Guaranteed minimum     The fee for this benefit is
                          income benefit         0.60%
-------------------------------------------------------------------------------
September 2003-January    For Accumulator(R),
2004                      Accumulator(R)
                          Elite/SM/, and
                          Accumulator(R)
                          Select/SM/ contracts
                          only, guaranteed
                          minimum income
                          benefit and, for the
                          Accumulator(R) series
                          contracts, greater of
                          the 6% Roll-Up to age
                          85 or the Annual
                          Ratchet to age 85
                          enhanced death
                          benefit:

                          Benefit base           The effective annual interest
                          crediting rate         credited to the applicable
                                                 benefit base is 5%./(1)
                                                 /Accordingly, all references
                                                 in this Prospectus to the "6%
                                                 Roll-Up benefit base" are
                                                 deleted in their entirety and
                                                 replaced with "5% Roll-Up
                                                 benefit base."

                          Fee table              Greater of the 5% Roll-Up to
                                                 age 85 or the Annual Ratchet
                                                 to age 85 enhanced death
                                                 benefit charge: 0.50%. For
                                                 Accumulator(R),
                                                 Accumulator(R) Elite/SM/, and
                                                 Accumulator(R) Select/SM/
                                                 contracts only, guaranteed
                                                 minimum income benefit
                                                 charge: 0.55%./(1)/

                          Effect of withdrawals  Withdrawals will reduce each
                          on your Greater of     of the benefit bases on a pro
                          the 5% Roll-Up to age  rata basis only.
                          85 or the Annual
                          Ratchet to age 85
                          enhanced death benefit
-------------------------------------------------------------------------------
September 2003-February   How withdrawals        In calculating whether your
2004 (for the Guaranteed  affect your            withdrawal will reduce your
minimum income benefit)   Guaranteed minimum     Roll-Up benefit base portion
and January               income benefit and     of your Guaranteed minimum
2004-February 2005 (for   Greater of the 6%      income benefit base on a pro
the Greater of the 6%     Roll-Up to age 85 or   rata or dollar-for-dollar
Roll-Up to age 85 or the  the Annual Ratchet to  basis, withdrawal charges
Annual Ratchet to age 85  age 85 enhanced death  will be included in the
enhanced death benefit:)  benefit:               withdrawal amount.
(for Accumulator(R),
Accumulator(R) Plus/SM/,
and Accumulator(R)
Elite/SM/ contracts only)
-------------------------------------------------------------------------------
September 2003-February   6% Roll-Up to age 85   Unavailable -- accordingly,
2009                      enhanced death benefit all references to this
                                                 feature are deleted in their
                                                 entirety.
-------------------------------------------------------------------------------
January 2004-February     Greater of 5% Roll-Up  Unavailable -- accordingly,
2009                      to age 85 or the       all references to this
                          Annual Ratchet to age  feature are deleted in their
                          85 enhanced death      entirety.
                          benefit
-------------------------------------------------------------------------------
October 2005-October      Guaranteed minimum     Available for contracts
2007 (Oregon              death                  issued from approximately
Accumulator(R) Plus       benefit/Guaranteed     October 1, 2005 to
contracts only)           minimum income         October 22, 2007 only.
                          benefit roll-up
                          benefit base reset

January 2005-October      Guaranteed minimum     Available for contracts
2007 (Oregon              income benefit no      issued from approximately
Accumulator(R) Plus       lapse guarantee        January 1, 2005 to
contracts only)                                  October 22, 2007 only.
-------------------------------------------------------------------------------

(1)Contract owners who elected the Guaranteed minimum income benefit and/or the Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit had a limited opportunity to change to the new versions of these benefits, as they are described in "Contract features and benefits" and "Accessing your money," earlier in this Prospectus.

                       APPENDIX IX: CONTRACT VARIATIONS

Appendix X: Tax-sheltered annuity contracts (TSAs)

WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.

--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

We no longer accept contributions to TSA contracts. Contributions to an Accumulator(R) Series TSA contracts had been extremely limited. AXA Equitable had permitted Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must have agreed to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable did not accept employer-remitted contributions. AXA Equitable did not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.


TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Tax withholding and information reporting" in the "Tax information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

              APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

..   The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

   (1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

   (2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default has been reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

              APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan) are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES

Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

              APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix XI: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   0-80 (ACCUMULATOR(R) PLUS/SM/)
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT  .   $100 monthly and $300 quarterly under our automatic investment program (additional)
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS        .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   For annuitants up to age 83 at contract issue, no additional contributions may be made after
CONTRIBUTIONS/(1)/       attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator(R))
                     .   No additional contributions after attainment of age 87. (Accumulator(R) Elite/SM/)
                     .   No additional contributions may be made after attainment of age 86, or if later, the first contract date anniversary. (Accumulator(R) Select/SM/)
                     .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                  ROLLOVER IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                     .   20-80 (ACCUMULATOR(R) PLUS/SM/ )
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.
                     .   Rollovers from another traditional individual retirement arrangement.
                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                     .   Regular IRA contributions.
                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   For annuitants up to age 83 at contract issue, no additional contributions may be made after
CONTRIBUTIONS/(1)/       attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator(R))
                     .   No additional contributions after attainment of age 87. (Accumulator(R) Elite/SM/)
                     .   No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary. (Accumulator(R) Select/SM/)
                     .   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
                     .   Contributions made after age 70 1/2 must be net of required minimum distributions.
                     .   Although we accept regular IRA contributions (limited to $5,500) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VIII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                    ROTH CONVERSION IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
                          .   20-80 (ACCUMULATOR(R) PLUS/SM/)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.
                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct transfers from another Roth IRA.
                          .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   For annuitants up to age 83 at contract issue, no additional contributions may be made after
CONTRIBUTIONS/(1)/            attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator(R))
                          .   No additional contributions after attainment of age 87. (Accumulator(R) Elite/S)M/)
                          .   No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary. (Accumulator(R) Select/SM/)
                          .   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator(R) Plus/SM/)
                          .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                        INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
--------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                 .   0-70 (ACCUMULATOR(R), ACCUMULATOR(R) ELITE/SM/ & ACCUMULATOR(R) SELECT/SM/)
--------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL         .   $1,000
CONTRIBUTION AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS    .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                           .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified cir- cumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   Any additional contributions must be from the same type of IRA of the same deceased owner.
CONTRIBUTIONS/(1)/
--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                             QP
--------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                 .   20-75 (ACCUMULATOR(R) & ACCUMULATOR(R) ELITE/SM/)
                           .   20-70 (ACCUMULATOR(R) PLUS/SM/)
--------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL         .   $500
CONTRIBUTION AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS    .   Only transfer contributions from other investments within an existing qualified plan trust.
                           .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.
                           .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   A separate QP contract must be established for each plan participant.
CONTRIBUTIONS/(1)/         .   We do not accept regular on-going payroll contributions or contributions directly from the employer.
                           .   Only one additional transfer contribution may be made during a contract year.
                           .   No additional transfer contributions after the annuitant's attainment of age 76 (age 71 under
                               Accumulator(R) Plus/SM/ contracts) or if later, the first contract date anniversary.
                           .   Contributions after age 70 1/2 must be net of any required minimum distributions.
See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VIII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

          APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                   FLEXIBLE PREMIUM IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-70 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular traditional IRA contributions.
                          .   Additional catch-up contributions.
                          .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
                              457(b) plans.
                          .   Rollovers from another traditional individual retirement arrangement.
                          .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No regular IRA contributions in the calendar year you turn age 70 1/2 and thereafter.
CONTRIBUTIONS/(1)/        .   Regular contributions may not exceed $5,500.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.
                          .   No additional contributions may be made after attainment of age 86.
                          .   Additional contributions after age 70 1/2 must be net of required minimum distributions.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 FLEXIBLE PREMIUM ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (ACCUMULATOR(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT       .   $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
                          .   Rollovers from another Roth IRA.
                          .   Rollovers from a ''designated Roth contribution account'' under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   For annuitants up to age 83 at contract issue, no additional contributions may be made after
CONTRIBUTIONS/(1)/            attainment of age 84, or, if later, the first contract date anniversary.
                          .   For annuitants age 84 and older at contract issue, additional contributions may be made up to one year from contract issue.
                          .   Contributions are subject to income limits and other tax rules.
                          .   Regular Roth IRA contributions may not exceed $5,500.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
                          .   Although we accept rollover and direct transfer contributions under the Flexible Premium Roth
                              IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VIII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

          APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix XII: Guaranteed benefit lump sum payment option hypothetical illustration

--------------------------------------------------------------------------------

EXAMPLE 1*. GMIB:

Assume the contract owner is a 75 year old male who elected the GMIB at contract issue. Further assume the GMIB benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. If the no lapse guarantee remains in effect, the contract owner would receive one the following:

--------------------------------------------------------------------------------------------
 IF THE TYPE OF ANNUITY IS/1/:                     THEN THE ANNUAL PAYMENT AMOUNT WOULD BE:
--------------------------------------------------------------------------------------------
A single life annuity                              $7,764.13
--------------------------------------------------------------------------------------------
A single life annuity with a maximum               $6,406.96
10-year period certain
--------------------------------------------------------------------------------------------
A joint life annuity                               $5,675.19
--------------------------------------------------------------------------------------------
A joint life annuity with a maximum                $5,561.69
10-year period certain
--------------------------------------------------------------------------------------------

1 These are the only annuity payout options available under the GMIB. Not all annuity payout options are available in all contract series.

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

----------------------------------------------------------------------------------------
 IF THE PERCENTAGE OF                              THEN THE GUARANTEED BENEFIT LUMP SUM
 COMPUTED CONTRACT RESERVE IS:                     PAYMENT AMOUNT WOULD BE:
----------------------------------------------------------------------------------------
50%                                                $35,397.46
----------------------------------------------------------------------------------------
60%                                                $42,476.95
----------------------------------------------------------------------------------------
70%                                                $49,556.45
----------------------------------------------------------------------------------------
80%                                                $56,635.94
----------------------------------------------------------------------------------------
90%                                                $63,715.43
----------------------------------------------------------------------------------------

* These examples are hypothetical and are the result of a significant number of actuarial calculations using multiple market scenarios and many years of future projections. The results are for illustrative purposes and are not intended to represent your particular situation. Your guaranteed annual payments or Guaranteed Benefit Lump Sum Payment amount may be higher or lower than the amounts shown.

                                     XII-1

     APPENDIX XII: GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION HYPOTHETICAL
                                 ILLUSTRATION

Appendix XIII: New Guaranteed Withdrawal Benefit for Life

--------------------------------------------------------------------------------

The information in this appendix is only applicable to contract holders who received and accepted an offer (the Conversion option) to convert their Guaranteed minimum income benefit into a guaranteed withdrawal benefit for life (New GWBL).

When you elected the Conversion option, we converted your Guaranteed minimum income benefit (the GMIB) into the New GWBL in return for terminating your GMIB and Guaranteed minimum death benefit (the GMDB) and accepting a modified death benefit (the Modified DB). The New GWBL and Modified DB are described below.

NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

The New GWBL guarantees that you can take withdrawals up to a maximum amount per year (your "GUARANTEED ANNUAL WITHDRAWAL AMOUNT") without reducing your New GWBL benefit base. The New GWBL is currently only available to those owners who were eligible for and elected the Guaranteed Minimum Income Benefit to Guaranteed Withdrawal Benefit for Life Conversion Option. You may take withdrawals by electing one of our automated payment plans or by taking partial withdrawals. All withdrawals reduce your account value and may reduce your Modified DB. The restrictions on your choice of variable investment options due to your previous election of the GMIB will continue to apply after you convert to the New GWBL.

PLEASE NOTE:

..   If you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount, those withdrawals may significantly reduce or eliminate the value of the benefit (see "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below).

..   If you are using your contract to fund a charitable remainder trust, you will have to take certain distribution amounts. Those distributions may adversely impact the benefit.

For traditional IRA contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the New GWBL benefit, provided you comply with the conditions described under "LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS" in "Effect of New GWBL Excess withdrawals" below, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

NEW GWBL BENEFIT BASE

Your initial "New GWBL benefit base" is determined as of the Effective Date and will be equal to your GMIB benefit base as of that date.

If you decide to defer taking withdrawals, your New GWBL benefit base will roll up daily (the "GWBL ROLL-UP") at the same annual Roll-Up rate that applied to your GMIB benefit base prior to the Effective Date, until the earlier of the date of your first withdrawal or the contract date anniversary following the owner (or annuitant, depending on your contract) reaching age 85. Once you take your first withdrawal or beginning on the contract date anniversary following age 85, your New GWBL benefit base will no longer roll up.

Your New GWBL benefit base is not reduced by withdrawals, except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("NEW GWBL EXCESS WITHDRAWAL"). See "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage (the "NEW GWBL WITHDRAWAL PERCENTAGE") of your GMIB benefit base on the contract date anniversary prior to your acceptance of the conversion option.

Any withdrawals taken during the contract year in which you convert to the New GWBL but prior to the date your conversion option election becomes effective will count towards your initial Guaranteed annual withdrawal amount. This means that if the sum of those withdrawals exceeds your initial Guaranteed annual withdrawal amount, any withdrawals you take prior to your next contract date anniversary will be New GWBL Excess withdrawals.

In each subsequent contract year, your Guaranteed annual withdrawal amount is recalculated on your contract date anniversary, and is equal to the New GWBL withdrawal percentage of your New GWBL benefit base on that date.

The New GWBL withdrawal percentage that will apply to your contract will be two percentage points higher than the annual Roll-Up rate we currently apply to your GMIB benefit base. If your GMIB annual Roll-Up rate is 6.0%, your New GWBL withdrawal percentage will be 8.0%.

Beginning with the contract year following the year in which you elect the conversion option, the Guaranteed annual withdrawal amount is guaranteed never to decrease for each year in which your account value does not fall to zero and there are no New GWBL Excess withdrawals. We will also recalculate your Guaranteed annual withdrawal amount as of the date of any New GWBL Excess withdrawal, as described in "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" below.

                                    XIII-1

           APPENDIX XIII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

Your Guaranteed annual withdrawals are not cumulative from year to year. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year. The minimum withdrawal amount is generally $300.

Withdrawals will be taken pro rata from your investment options. See "HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE" in the "Accessing your money" section for more information.

The withdrawal charge, if applicable under your contract, is waived upon conversion to the New GWBL for all withdrawals going forward.

GWBL ROLL-UP

By electing the New GWBL, you are eligible for the GWBL Roll-Up, whereby we will increase your benefit base by a percentage of your benefit base that is equal to the annual GMIB Roll-Up rate that applied to your GMIB. (Investment options that rolled up at 3.0% for purposes of calculating your GMIB benefit base will continue to do so for purposes of calculating your New GWBL benefit base.) The GWBL Roll-Up is calculated and added to your New GWBL benefit base each day until you make a withdrawal from your contract. Once you make a withdrawal, the GWBL Roll-Up will no longer apply. The GWBL Roll-Up will also no longer apply after the contract date anniversary following your 85th birthday, even if you have never taken a withdrawal.

EFFECT OF NEW GWBL EXCESS WITHDRAWALS

A New GWBL Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the portion of that withdrawal that exceeds the Guaranteed annual withdrawal amount and the entire amount of each subsequent withdrawal in that contract year are considered New GWBL Excess withdrawals.

A New GWBL Excess withdrawal can cause a significant reduction in both your New GWBL benefit base and your Guaranteed annual withdrawal amount. If you make a New GWBL Excess withdrawal, we will recalculate your New GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The New GWBL benefit base is reduced pro rata by the portion of withdrawal that exceeds the Guaranteed annual withdrawal amount as of the date of the New GWBL Excess withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce the benefit base by the same percentage (as shown in the example below).

..   On your next contract date anniversary, your Guaranteed annual withdrawal amount is recalculated to equal the New GWBL withdrawal percentage multiplied by the recalculated New GWBL benefit base.

Please note that withdrawals in excess of your Guaranteed annual withdrawal amount may significantly reduce or eliminate the value of the New GWBL. If your account value is less than your New GWBL benefit base (due, for example, to negative market performance), a New GWBL Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your New GWBL benefit base and the Guaranteed annual withdrawal amount.

EXAMPLE: Assume your New GWBL benefit base is $100,000, your New GWBL withdrawal percentage is 8.0% and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $8,000 (8.0% of $100,000). If you take an initial withdrawal of $12,000:

..   $8,000 of this withdrawal represents your Guaranteed annual withdrawal amount.

..   $4,000 of this withdrawal is a New GWBL Excess withdrawal, which is equal to 5.0% of your account value of $80,000 immediately prior to the withdrawal. Your New GWBL benefit base is immediately reduced by $5,000 ($100,000 x 5.0%) to $95,000. In addition, your Guaranteed annual withdrawal amount beginning in the next contract year is reduced to $7,600 (8.0% x $95,000), instead of the original $8,000.

You should note that a New GWBL Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" later in this section.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS. In general, if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause a New GWBL Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount.

If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on each December 1/st/ that will equal your lifetime required minimum distribution less all payments made through November 30/th/ and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as New GWBL Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an New GWBL Excess withdrawal. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your New GWBL benefit base and Guaranteed annual withdrawal amount may be reduced as described above.

                                    XIII-2

           APPENDIX XIII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

If you elect our Automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on each December 1/st/ that will equal your required minimum distribution less all withdrawals made through November 30/th/. If prior to December 1/st/ you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as a New GWBL Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1/st/ your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as a New GWBL Excess withdrawal.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to a New GWBL Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. IF A NEW GWBL EXCESS WITHDRAWAL RESULTS IN A WITHDRAWAL THAT EQUALS MORE THAN 90% OF YOUR CASH VALUE OR REDUCES YOUR CASH VALUE TO LESS THAN $500, WE WILL TREAT YOUR REQUEST AS A SURRENDER OF YOUR CONTRACT EVEN IF YOUR GWBL BENEFIT BASE IS GREATER THAN ZERO, AND YOU WILL RECEIVE NO FURTHER PAYMENTS OR BENEFITS.

If your account value falls to zero, either due to a withdrawal or surrender that is not a New GWBL Excess withdrawal, your contract will terminate and you will be issued and receive annual payments under a supplementary life annuity contract, beginning on your next contract date anniversary. The amount of these payments will be based on your (or the younger spouse's, if applicable) age on the date the account value fell to zero, your New GWBL benefit base and the applicable annuity purchase factor. The annuity purchase factors are specified in your New GWBL contract endorsement, and are lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount.

Your supplementary life annuity contract will be automatically established as a Single life benefit contract. You can convert to a Joint life benefit contract by contacting us and adding a joint owner to the supplementary life annuity contract in writing any time before the later of the first payment is made or 30 days after the account value reached zero.

When the supplementary life annuity contract is issued, the owner of record under this contract will be the owner under the supplementary life annuity contract. The owner will also become the annuitant under the supplementary life annuity contract. Any joint owner under this contract will become the joint annuitant under the supplementary life annuity contract. If this contract is owned by a non-natural owner, the annuitant and joint annuitant, if applicable, generally remain the same under the supplementary life annuity contract.

If you were taking withdrawals through a "Maximum payment plan" or "Customized payment plan", your payment frequency will remain unchanged using the new payment amount. Any remaining balance of your new annual payment amount for the current contract year will be paid in a lump sum, and then your new payments will continue at the same frequency on your next contract date anniversary. If you were taking unscheduled partial withdrawals, we will pay any remaining balance of your new annual payment amount for the current contract year in a lump sum, and then continue your new payments on your next contract date anniversary.

At our discretion, we may make the Lump Sum Payment Option available to you if your account value falls to zero for any reason other than a New GWBL Excess withdrawal. If we make this option available to you, we will notify you and the lump sum will be paid only if you elect that option. See "GUARANTEED BENEFIT LUMP SUM PAYMENT OPTION" in the "Contract features and benefits" section for more information.

ANNUITIZATION AND MATURITY DATE

If you decide to annuitize your contract prior to your account value going to zero, we will apply the higher of (i) the current annuity purchase factors or
(ii) the guaranteed annuity purchase factors specified in your contract to your account value to determine your periodic payments.

Your contract has a maturity date, which is the contract date anniversary following your 95th birthday (or 90th birthday if you purchased your contract in New York). If your account value is greater than zero on the maturity date, your contract will terminate and a supplementary life annuity contract will be issued and your annual lifetime payments will begin on your next contract date anniversary and will continue until your death or your surviving spouse's death, if applicable. The amount of these payments will be based your New GWBL benefit base on the maturity date and the applicable annuity purchase factor specified in your New GWBL contract endorsement (which is lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount) or the current annuity purchase factor, whichever is higher.

NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE CHARGE

We deduct a charge for New GWBL benefit annually as a percentage of your New GWBL benefit base on each contract date anniversary. The charge is established on the Effective Date and is equal to the GMIB charge on the Effective Date applied to your New GWBL benefit base. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.


                                    XIII-3

           APPENDIX XIII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 591/2 unless you qualify for an exception. See in the "TAX INFORMATION" section for more information.

..   All withdrawals reduce your account value and may reduce your Modified DB.
    See "MODIFIED DEATH BENEFIT" below for more information.

..   The New GWBL benefit terminates if the contract is continued under the beneficiary continuation option. See "BENEFIT CONTINUATION OPTION" in the "Payment of death benefit" section.

..   If you elect the New GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "EFFECT OF NEW GWBL EXCESS WITHDRAWALS" above, even if pursuant to a divorce decree.

MODIFIED DEATH BENEFIT

If you convert your GMIB, your GMDB will no longer be in effect and will be replaced by the "Modified DB". The value of your GMDB benefit base on the Effective Date will become your Modified DB benefit base. The Modified DB benefit base will not increase, even if you defer taking withdrawals under the New GWBL, and will be reduced as follows:

..   If you had a "Greater of" GMDB, until age 85 your Modified DB benefit base
    (i) will not be reduced by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) will be reduced on a pro rata basis by the amount of any New GWBL Excess withdrawal. Beginning in the contract year in which you turn 85, your Modified DB benefit base will be reduced (i) on a dollar-for-dollar basis by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) on a pro rata basis by the amount of any New GWBL Excess withdrawal.

   "Reduction on a pro rata basis" means that we calculate the percentage of your account value that is being withdrawn in excess of your Guaranteed annual withdrawal amount, and we reduce your Modified DB benefit base by that percentage. For example, assume your account value is $60,000, your Modified DB benefit base is $100,000 and your Guaranteed annual withdrawal amount is $8,000. If you withdraw $11,000, the $3,000 excess portion of that withdrawal represents 5.0% of your account value and will reduce your Modified DB benefit base benefit by 5.0%, or $5,000, to $95,000.

..   If you had the Standard or Annual Ratchet to age 85 death benefit, your death benefit will be reduced on a pro rata basis by any withdrawals you make.

The death benefit is equal to: (i) your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment, or (ii) the Modified DB benefit base amount on the date of the owner's death (adjusted for any subsequent withdrawals), whichever provides a higher amount.

MODIFIED DB CHARGE

The percentage charge you will pay for the Modified DB is as follows:

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.80%, you will pay a reduced annual charge of 0.55% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.65%, you will pay a reduced annual charge of 0.40% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the "Greater of" 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.60%, you will pay a reduced annual charge of 0.35% for the Modified DB beginning on your next contract date anniversary.

..   If you previously had the Annual Ratchet to age 85 death benefit, you will continue to pay the same annual charge of 0.25% for the Modified DB.

..   If you previously had the Standard death benefit (for which there is no charge), there is no annual charge for the Modified DB.

NEW GWBL AND MODIFIED DEATH BENEFIT TERMINATION

The New GWBL and Modified DB will automatically terminate if: (i) a New GWBL Excess withdrawal reduces your account value to zero, (ii) the contract is continued under the beneficiary continuation option, if applicable, (iii) all amounts under the contract are applied to an annuity benefit, (iv) except as provided below, you change the owner of the contract, (v) you make an assignment of the contract, (vi) termination is required by an endorsement to your contract, or (vii) the contract terminates for any other reason. The New GWBL and Modified DB will not terminate if either of the following occurs:

..   If the contract is owned by a non-natural owner and the owner is changed to an individual, the New GWBL and Modified DB will not terminate and the contract's benefits will continue to be determined by the annuitant, or joint annuitant, as applicable, at the time of ownership change.

..   If the contract is owned by an individual, and the owner is changed to a trust and the beneficial owner(s) remains the former owner or his or her family members, the New GWBL and Modified DB will not terminate and the contract's benefits continue to be determined by the original owner.

                                    XIII-4

           APPENDIX XIII: NEW GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE

Who is AXA Equitable?                                                 2

Unit Values                                                           2

Custodian and Independent Registered Public Accounting Firm           2

Distribution of the Contracts                                         2

Financial Statements                                                  2

Condensed Financial Information                              Appendix I

HOW TO OBTAIN AN ACCUMULATOR(R) PLUS/SM/ STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Plus/SM/ SAI for SEPARATE ACCOUNT
NO. 49 dated May 1, 2018.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


                 Accumulator '02/'04,'06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

                                                                        #478713

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2018



AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------



This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Series Prospectus, dated May 1, 2018. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options (if available under your contracts) and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

         TABLE OF CONTENTS

         Who is AXA Equitable?                                       2

         Unit Values                                                 2

         Custodian and Independent Registered Public
           Accounting Firm                                           2

         Distribution of the Contracts                               2

         Financial Statements                                        2

         Condensed Financial Information                    Appendix I




             Copyright 2018 AXA Equitable Life Insurance Company.

    All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.


                                                                 Accumulator(R)
                                                   '02/'04,'06/'06.5,'07/'07.5,
                                                               8.0/8.2/8.3, 9.0
                                                                        #478713

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc., which is an indirect majority owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the majority shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R) Series.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of the Separate Account at December 31, 2017 and for each of the two years in the period ended December 31, 2017, and the consolidated financial statements of AXA Equitable at December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $480,771,028 in 2017, $507,645,857 in 2016 and $490,800,838 in 2015, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $0, $7,262,669 and $0.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $0 in 2017, $0 in 2016 and $0 in 2015. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $521,468,953 in 2017, $542,160,541 in 2016 and $560,339,960 in 2015. Of these amounts, AXA Advisors retained $267,653,575, $281,641,950 and $285,764,982, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this SAI for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2017.

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.32 $ 15.56 $ 14.63 $ 14.44 $ 14.39 $ 13.13 $ 12.63 $ 12.62 $ 11.66 $ 10.12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,138   1,221   1,365   1,575   1,727   1,732   1,795   1,652   1,452   1,492
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 76.35 $ 66.59 $ 54.70 $ 58.74 $ 57.72 $ 42.01 $ 36.10 $ 37.88 $ 28.92 $ 20.70
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,425   1,580   1,732   1,937   2,254   2,315   2,459   2,564   2,481   2,324
------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.44 $ 18.87 $ 17.38 $ 17.51 $ 15.61 $ 11.77 $ 10.21 $ 10.31 $  9.28 $  7.18
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       496     520     568     583     594     623     666     714     771     812
------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.56 $ 13.68 $ 11.57 $ 12.10 $ 11.26      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,994   2,279   2,491   2,650   3,022      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.41 $ 13.70 $ 11.51 $ 12.28 $ 11.95      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,560   5,156   5,726   6,300   7,180      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.09 $ 17.93 $ 16.69 $ 17.20 $ 16.64 $ 13.33 $ 11.82 $ 12.94 $ 11.59 $  9.22
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,514  11,458  12,605  13,660  15,272  16,663  19,298  20,691  22,033  23,024
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.63 $ 13.15 $ 12.94 $ 13.14 $ 12.97 $ 12.58 $ 12.18 $ 12.11 $ 11.43 $ 10.54
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,919   7,237   7,650   8,239   9,946  12,395  12,889  13,360  13,575  11,977
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.40 $ 14.33 $ 13.85 $ 14.12 $ 13.86 $ 12.73 $ 12.01 $ 12.25 $ 11.37 $ 10.06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,482   8,236   9,139  10,193  12,125  14,403  14,485  15,195  16,395  15,870
------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 35.73 $ 28.70 $ 27.81 $ 28.66 $ 28.54 $ 24.01 $ 20.79 $ 24.01 $ 21.81 $ 14.72
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,102   3,421   3,817   4,154   4,817   4,328   4,783   5,415   5,923   5,840
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.02 $ 14.45 $ 14.60 $ 15.45 $ 16.69 $ 14.38 $ 12.52 $ 15.27 $ 14.15 $ 10.59
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,732   7,383   7,943   8,492   9,426   5,699   6,349   6,638   6,923   7,012
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.99 $ 14.76 $ 14.84 $ 15.52 $ 16.93 $ 14.36 $ 12.38 $ 14.96 $ 14.28 $ 11.10
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,959   3,228   3,462   3,641   4,049   4,552   5,026   5,498   5,740   6,161
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.43 $ 20.29 $ 18.71 $ 18.87 $ 17.12 $ 13.18 $ 11.61 $ 12.27 $ 10.89 $  8.71
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,015   7,800   8,653   9,572  10,878     700     761     867     933     913
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.31 $ 22.97 $ 22.04 $ 21.46 $ 19.56 $ 14.63 $ 13.03 $ 13.69 $ 12.11 $  9.10
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,917  13,343  14,944  17,030  20,090   3,044   3,419   1,377   1,512   1,751
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.16 $ 17.93 $ 15.74 $ 16.61 $ 14.99 $ 11.46 $ 10.01 $ 10.68 $  9.60 $  8.07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,883  17,429  19,563  21,889  25,327  10,780  12,275  13,845  15,428  17,011
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.36 $ 24.67 $ 21.23 $ 22.29 $ 20.35 $ 15.49 $ 13.22 $ 14.78 $ 12.22 $  9.11
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,017   6,584   7,366   8,223   9,357   8,673   9,712  10,926  12,503   5,616
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.43 $ 14.98 $ 14.40 $ 14.71 $ 14.46 $ 12.95 $ 12.05 $ 12.50 $ 11.52 $  9.97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    29,324  32,843  36,845  41,293  47,453  52,841  57,988  62,771  66,947  68,049
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.34 $ 17.04 $ 16.09 $ 16.51 $ 16.11 $ 13.62 $ 12.36 $ 13.17 $ 11.96 $  9.93
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    41,599  46,006  51,566  57,084  65,455  72,366  80,135  87,112  92,197  97,959
------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.32 $  9.42 $  9.52 $  9.69 $  9.86      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,209   6,506   7,275   7,937   9,089      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 32.19 $ 26.57 $ 23.90 $ 24.93 $ 24.37 $ 17.86 $ 15.65 $ 15.95 $ 12.12 $  9.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,650   1,766   2,018   2,141   2,418   2,606   2,858   3,010   3,041   3,292
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.66 $ 13.49 $ 12.37 $ 12.92 $ 12.32 $ 10.89 $  9.91 $ 10.03 $  9.13 $  7.08
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,766   5,145   5,244   5,768   5,315   4,994   4,459   4,636   5,541   5,337
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.57 $ 15.93 $ 12.92 $ 13.99 $ 13.88 $ 10.28 $  8.91 $  9.98 $  8.13 $  6.42
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       346     422     347     414     483     532     627     729     710     759
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.11 $ 11.55 $ 10.68 $ 11.12 $ 10.68 $  8.77 $  7.74 $  8.21 $  7.53 $  5.93
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,908   3,176   3,472   3,754   3,733   3,391   3,443   3,654   3,919   3,488
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.89 $ 19.71 $ 20.86 $ 22.35 $ 22.79 $ 16.66 $ 15.51 $ 17.02 $ 13.03 $  8.40
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,999   2,196   2,467   2,825   3,223   3,552   3,877   3,905   3,700   3,245
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.05 $ 14.23 $ 12.73 $ 13.21 $ 12.19 $  9.55 $  8.47 $  8.98 $  8.12 $  6.57
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       948   1,032   1,107   1,243   1,449   1,679   1,950   2,191   2,571   2,806
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012   2011   2010    2009    2008
----------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.88 $ 11.59 $ 11.15 $ 11.59 $ 11.61 $ 9.26 $ 7.86 $  8.68 $  8.14 $  6.34
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,797   1,896   2,121   2,118   1,988  1,382  1,615   1,576   1,698   1,872
----------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.24 $ 20.37 $ 18.47 $ 18.72 $ 16.91 $12.93 $11.33 $ 11.41 $  9.97 $  7.87
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,233   4,572   5,014   5,410   6,104  6,700  7,433   8,347   9,230   9,704
----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.88 $ 10.86 $ 10.85 $ 10.94 $ 10.82 $11.13 $10.93 $ 10.56 $ 10.11 $  9.97
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,139  14,576  15,733  16,833  18,269  8,912  9,194  10,953  11,826  10,724
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.73 $ 22.36 $ 20.36 $ 20.45 $ 18.33 $14.12 $12.41 $ 12.38 $ 10.96 $  8.82
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,836   8,285   8,562   8,823   9,201  8,641  8,876   9,596  10,178  10,559
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.93 $ 11.03 $ 11.12 $ 11.21 $ 11.18 $11.51 $11.54 $ 11.10 $ 10.79 $ 11.18
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,130   1,246   1,296   1,349   1,585  1,777  2,706   2,180   2,428   2,898
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.56 $ 13.61 $ 13.48 $ 13.95 $ 15.18 $12.65 $11.02 $ 12.71 $ 12.23 $  9.75
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,510   5,669   6,051   5,857   5,897  5,525  5,996   6,646   7,341   8,362
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.06 $ 24.34 $ 23.18 $ 22.38 $ 20.19 $15.43 $13.62 $ 13.48 $ 11.77 $  8.75
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,374   2,462   2,719   2,578   2,515  2,164  2,145   2,192   2,408   2,387
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.78 $ 10.56 $  9.18 $  9.73 $  8.75 $ 6.73 $ 5.85 $  5.94 $  5.25 $  4.46
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,592   4,885   5,211   5,723   5,146  4,405  5,007   2,219   2,221   1,968
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.31 $ 23.94 $ 20.22 $ 21.08 $ 19.59 $14.96 $12.94 $ 13.43 $ 10.81 $  8.03
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,219   4,553   4,862   5,130   5,677  5,773  6,089   8,745   7,651   8,169
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.70 $  9.79 $  9.91 $ 10.04 $ 10.16 $10.29 $10.42 $ 10.55 $ 10.69 $ 10.82
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,871   2,289   2,678   2,905   3,566  3,762  4,454   4,558   5,685   9,274
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.12 $ 11.11 $ 11.12 $ 11.23 $ 11.06 $11.46 $11.30 $ 11.31 $ 10.78 $ 10.29
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,297   8,880  10,043  11,206  12,844  4,322  4,817   5,304   5,975   3,340
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.95 $ 24.82 $ 20.86 $ 22.13 $ 21.37 $15.75 $13.80 $ 14.56 $ 11.72 $  9.41
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,179   2,337   2,520   2,608   2,889  2,987  3,244   3,545   3,897   3,503
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.89 $ 24.67 $ 22.93 $ 21.84 $ 19.48 $14.55 $12.99 $ 13.82 $ 11.89 $  7.60
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,803   1,930   2,093   2,096   2,190  2,420  2,540   2,728   2,741   2,241
----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.40%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012   2011   2010   2009   2008
-------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.01 $ 15.29 $ 14.40 $ 14.23 $ 14.20 $12.97 $12.50 $12.51 $11.57 $10.07
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       776     861     930   1,053   1,131  1,105  1,177  1,051    966    810
-------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 73.01 $ 63.78 $ 52.47 $ 56.43 $ 55.53 $40.48 $34.84 $36.61 $27.99 $20.07
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       973   1,095   1,170   1,310   1,490  1,500  1,676  1,860  1,672  1,365
-------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.58 $ 13.97 $ 12.88 $ 13.00 $ 11.61 $ 8.76 $ 7.61 $ 7.70 $ 6.94 $ 5.38
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       430     462     509     527     508    453    560    585    612    681
-------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.46 $ 13.60 $ 11.53 $ 12.07 $ 11.25     --     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,656   4,115   4,476   4,980   5,475     --     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.30 $ 13.63 $ 11.47 $ 12.25 $ 11.94     --     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,184   4,640   5,192   5,760   6,582     --     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.62 $ 15.85 $ 14.78 $ 15.26 $ 14.77 $11.85 $10.53 $11.54 $10.35 $ 8.25
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,092   2,045   2,440   2,699   2,904  3,026  3,546  4,365  4,748  5,254
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.73 $ 12.30 $ 12.12 $ 12.32 $ 12.18 $11.84 $11.48 $11.43 $10.80 $ 9.98
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,788   5,562   5,693   5,993   6,701  7,562  8,350  8,345  7,709  7,092
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.15 $ 13.18 $ 12.77 $ 13.03 $ 12.81 $11.79 $11.13 $11.37 $10.57 $ 9.37
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,340   3,501   3,555   4,029   4,376  4,790  4,843  5,336  5,065  4,543
-------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.45 $ 21.27 $ 20.65 $ 21.31 $ 21.26 $17.91 $15.53 $17.96 $16.34 $11.05
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,783   3,058   3,403   3,879   4,466  3,966  4,556  5,762  6,743  6,223
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.00 $ 12.04 $ 12.19 $ 12.92 $ 13.98 $12.06 $10.52 $12.84 $11.92 $ 8.94
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,634   6,157   6,695   7,375   8,303  4,238  4,918  5,774  6,378  6,917
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.23 $ 18.28 $ 18.40 $ 19.27 $ 21.05 $17.89 $15.45 $18.69 $17.87 $13.91
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,771   1,958   2,124   2,279   2,496  2,819  3,135  3,595  4,006  4,395
-------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.42 $ 15.32 $ 14.15 $ 14.29 $ 12.99 $10.01 $ 8.83 $ 9.35 $ 8.31 $ 6.66
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,620  10,638  11,828  13,288  15,079  1,899  2,149  2,433  2,676  2,917
-------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.13 $ 26.00 $ 24.99 $ 24.37 $ 22.25 $16.66 $14.86 $15.64 $13.86 $10.42
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,062  11,392  12,730  14,644  16,919  1,989  2,259  1,527  1,713  1,733
-------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.14 $ 20.62 $ 18.13 $ 19.16 $ 17.31 $ 13.25 $ 11.60 $ 12.40 $ 11.16 $  9.39
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,135  16,800  18,878  21,324  24,356  13,322  15,254  17,469  19,583  22,041
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.91 $ 27.00 $ 23.27 $ 24.47 $ 22.38 $ 17.06 $ 14.59 $ 16.33 $ 13.53 $ 10.10
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,709   5,264   5,898   6,670   7,532   5,364   6,165   7,270   8,652   7,400
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 62.49 $ 57.07 $ 54.93 $ 56.21 $ 55.33 $ 49.61 $ 46.25 $ 48.05 $ 44.34 $ 38.43
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,577   3,895   4,320   4,846   5,236   5,450   6,081   6,683   7,003   6,917
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.11 $ 15.10 $ 14.28 $ 14.67 $ 14.34 $ 12.14 $ 11.04 $ 11.78 $ 10.71 $  8.91
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,843  10,595  11,802  13,234  13,815  14,933  16,713  18,400  18,681  18,061
------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.26 $  9.37 $  9.49 $  9.67 $  9.85      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,513   4,025   4,368   4,640   5,276      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 39.84 $ 32.94 $ 29.67 $ 30.99 $ 30.35      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,437   1,630   1,834   2,016   2,354      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.41 $ 13.28 $ 12.20 $ 12.76 $ 12.18 $ 10.78 $  9.83 $  9.96 $  9.08 $  7.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,464   3,834   3,955   4,207   3,412   3,000   2,536   2,851   3,211   3,118
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.27 $ 15.68 $ 12.73 $ 13.82 $ 13.72 $ 10.18 $  8.84 $  9.91 $  8.09 $  6.40
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       256     349     279     326     317     373     468     406     384     643
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.90 $ 11.38 $ 10.54 $ 11.00 $ 10.57 $  8.70 $  7.69 $  8.16 $  7.50 $  5.92
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,736   1,785   1,935   2,023   1,917   1,540   1,866   1,917   2,091   2,076
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.41 $ 19.36 $ 20.52 $ 22.02 $ 22.50 $ 16.47 $ 15.36 $ 16.87 $ 12.94 $  8.35
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,116   1,231   1,471   1,642   1,906   2,205   2,592   2,831   2,331   1,561
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.78 $ 14.01 $ 12.55 $ 13.04 $ 12.06 $  9.46 $  8.40 $  8.92 $  8.08 $  6.55
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       352     402     481     559     590     601     812     943   1,104   1,147
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.64 $ 11.41 $ 10.99 $ 11.45 $ 11.48 $  9.17 $  7.80 $  8.62 $  8.10 $  6.32
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,159   1,246   1,355   1,350   1,272     768     711     801     757     766
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $451.78 $380.32 $345.34 $350.43 $317.17 $242.83 $213.06 $214.93 $188.13 $148.68
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       208     231     252     280     311     326     365     419     462     501
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012   2011   2010   2009    2008
---------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.02 $ 14.02 $ 14.02 $ 14.16 $ 14.02 $14.45 $14.21 $13.75 $ 13.18 $ 13.02
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,032  11,507  12,492  13,706  15,010  7,602  8,196  9,351  10,278  11,027
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 56.95 $ 47.72 $ 43.51 $ 43.78 $ 39.30 $30.31 $26.68 $26.65 $ 23.63 $ 19.04
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,864   4,236   4,400   4,835   5,145  5,354  5,897  6,702   7,232   7,882
---------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.51 $ 19.72 $ 19.90 $ 20.10 $ 20.08 $20.70 $20.80 $20.03 $ 19.49 $ 20.23
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,236   1,264   1,417   1,581   1,750  2,018  2,443  2,751   3,150   3,868
---------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.43 $ 13.52 $ 13.42 $ 13.90 $ 15.15 $12.65 $11.03 $12.74 $ 12.28 $  9.80
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,798   3,902   4,118   4,037   4,090  3,897  4,344  5,175   5,893   6,793
---------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.22 $ 13.51 $ 12.89 $ 12.46 $ 11.26 $ 8.62 $ 7.62 $ 7.55 $  6.60 $  4.92
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,804   4,220   4,474   4,374   4,633  4,321  4,721  5,186   5,711   6,340
---------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.56 $ 10.38 $  9.04 $  9.59 $  8.64 $ 6.66 $ 5.79 $ 5.89 $  5.21 $  4.44
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,181   2,391   2,314   2,504   2,179  1,416  1,650    620     695     495
---------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.89 $ 20.10 $ 17.00 $ 17.75 $ 16.51 $12.63 $10.94 $11.37 $  9.17 $  6.83
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,490   4,968   5,299   5,681   6,259  6,503  7,132  8,312   9,656  10,755
---------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.68 $ 26.95 $ 27.33 $ 27.72 $ 28.12 $28.52 $28.92 $29.33 $ 29.75 $ 30.17
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       904     992   1,147   1,190   1,440  1,714  2,291  2,401   2,902   4,787
---------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.48 $ 16.48 $ 16.52 $ 16.72 $ 16.48 $17.10 $16.90 $16.93 $ 16.16 $ 15.45
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,296   7,884   8,838   9,798  11,196  3,315  3,757  4,631   5,096   4,304
---------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.43 $ 27.96 $ 23.53 $ 25.00 $ 24.18 $17.84 $15.66 $16.55 $ 13.34 $ 10.73
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,749   1,914   2,081   2,182   2,425  2,633  2,910  3,418   3,860   4,046
---------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.29 $ 20.62 $ 19.19 $ 18.31 $ 16.36 $12.24 $10.94 $11.66 $ 10.04 $  6.43
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,351   2,505   2,689   3,162   3,389  3,690  4,121  4,626   5,089   4,601
---------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.50%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.80 $ 15.11 $ 14.24 $ 14.09 $ 14.07 $ 12.87 $ 12.42 $ 12.44 $ 11.52 $ 10.03
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,561   1,751   1,920   2,161   2,399   2,438   2,509   2,530   2,090   2,068
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 70.86 $ 61.96 $ 51.03 $ 54.94 $ 54.12 $ 39.49 $ 34.02 $ 35.79 $ 27.39 $ 19.66
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,240   2,516   2,767   3,096   3,581   3,735   4,025   4,184   4,025   3,794
------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.64 $ 18.24 $ 16.84 $ 17.02 $ 15.21 $ 11.49 $ 10.00 $ 10.12 $  9.13 $  7.08
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       612     673     760     782     844     677     677     751     829     862
------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.38 $ 13.55 $ 11.50 $ 12.05 $ 11.24      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,860   3,135   3,381   3,832   4,486      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.23 $ 13.58 $ 11.43 $ 12.23 $ 11.94      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,783   6,450   7,281   8,218   9,453      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.34 $ 17.34 $ 16.18 $ 16.72 $ 16.21 $ 13.01 $ 11.57 $ 12.70 $ 11.40 $  9.10
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,839  11,647  12,840  14,052  16,281  17,830  19,731  21,121  22,438  22,425
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.15 $ 12.72 $ 12.54 $ 12.77 $ 12.63 $ 12.29 $ 11.93 $ 11.89 $ 11.25 $ 10.40
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,983  11,719  12,397  13,848  16,641  19,603  20,557  20,382  19,693  18,465
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.85 $ 13.85 $ 13.43 $ 13.72 $ 13.51 $ 12.44 $ 11.76 $ 12.02 $ 11.19 $  9.93
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,888  10,891  12,038  13,766  16,398  18,608  19,670  21,233  21,464  20,789
------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 34.46 $ 27.74 $ 26.96 $ 27.85 $ 27.80 $ 23.45 $ 20.35 $ 23.57 $ 21.46 $ 14.52
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,778   5,317   5,919   6,612   7,832   7,286   8,139   9,304  10,074   9,735
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.38 $ 13.97 $ 14.15 $ 15.02 $ 16.26 $ 14.05 $ 12.26 $ 14.99 $ 13.93 $ 10.45
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,689   8,486   9,149   9,924  11,328   5,357   6,036   6,583   7,101   7,172
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.34 $ 14.27 $ 14.38 $ 15.08 $ 16.49 $ 14.03 $ 12.13 $ 14.69 $ 14.05 $ 10.95
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,949   4,389   4,686   4,871   5,433   6,185   6,761   7,573   8,129   8,981
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.56 $ 19.62 $ 18.13 $ 18.34 $ 16.68 $ 12.87 $ 11.37 $ 12.05 $ 10.71 $  8.60
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,107   7,945   9,025  10,132  11,853     933     996   1,081   1,069   1,160
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.26 $ 22.21 $ 21.37 $ 20.85 $ 19.06 $ 14.29 $ 12.75 $ 13.44 $ 11.92 $  8.97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,191  18,290  20,717  23,973  28,679   3,547   3,853   2,377   2,551   2,695
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010     2009     2008
--------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.44 $ 17.33 $ 15.26 $ 16.14 $ 14.60 $ 11.19 $  9.81 $ 10.49 $   9.45 $   7.96
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    21,149  23,653  26,630  30,232  35,885  16,086  18,107  20,267   22,628   25,055
--------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.39 $ 23.85 $ 20.58 $ 21.66 $ 19.83 $ 15.13 $ 12.95 $ 14.51 $  12.03 $   8.99
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,192   9,272  10,388  11,663  13,444  12,210  13,585  15,222   17,862    8,252
--------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.85 $ 14.49 $ 13.96 $ 14.30 $ 14.09 $ 12.64 $ 11.80 $ 12.27 $  11.34 $   9.84
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    38,357  43,490  48,534  54,629  62,976  69,464  75,947  81,234   83,661   85,214
--------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.65 $ 16.48 $ 15.59 $ 16.04 $ 15.69 $ 13.30 $ 12.11 $ 12.93 $  11.77 $   9.80
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    46,968  51,501  57,352  63,462  71,873  79,434  87,053  94,211  100,690  103,155
--------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.21 $  9.33 $  9.46 $  9.65 $  9.85      --      --      --       --       --
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,583   9,226  10,606  11,642  13,536      --      --      --       --       --
--------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.04 $ 25.69 $ 23.16 $ 24.22 $ 23.74 $ 17.44 $ 15.32 $ 15.66 $  11.93 $   8.93
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,397   2,713   3,047   3,279   3,928   4,054   4,352   4,699    4,681    5,226
--------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.24 $ 13.14 $ 12.08 $ 12.65 $ 12.09 $ 10.71 $  9.78 $  9.92 $   9.05 $   7.04
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,439   7,093   7,245   8,562   8,007   6,806   6,073   5,736    6,931    6,862
--------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 17.08 $ 15.51 $ 12.61 $ 13.70 $ 13.62 $ 10.12 $  8.79 $  9.87 $   8.06 $   6.39
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       471     588     572     606     769     745     782     758      668    1,089
--------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.76 $ 11.27 $ 10.45 $ 10.91 $ 10.50 $  8.65 $  7.65 $  8.13 $   7.48 $   5.91
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,896   4,168   4,621   5,298   5,886   4,575   4,946   4,993    4,821    4,748
--------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 24.10 $ 19.13 $ 20.30 $ 21.81 $ 22.30 $ 16.34 $ 15.25 $ 16.78 $  12.87 $   8.32
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,796   3,093   3,456   3,880   4,629   5,163   5,546   5,482    4,827    3,987
--------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.59 $ 13.86 $ 12.44 $ 12.93 $ 11.97 $  9.40 $  8.36 $  8.88 $   8.05 $   6.53
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       811     849     990   1,085   1,329   1,403   1,688   1,913    2,182    2,595
--------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.49 $ 11.29 $ 10.89 $ 11.35 $ 11.40 $  9.12 $  7.76 $  8.59 $   8.07 $   6.30
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,348   2,502   2,759   2,760   2,501   1,769   1,923   1,839    1,721    1,904
--------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.37 $ 19.70 $ 17.90 $ 18.19 $ 16.48 $ 12.63 $ 11.09 $ 11.20 $   9.81 $   7.76
--------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,341   8,059   8,828   9,575  10,756  11,643  12,756  14,130   15,628   16,700
--------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.50 $ 10.50 $ 10.52 $ 10.63 $ 10.54 $ 10.87 $ 10.70 $ 10.36 $  9.95 $  9.83
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    19,391  20,592  22,660  24,705  27,530  12,205  12,640  13,695  14,762  13,785
------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.78 $ 21.62 $ 19.73 $ 19.87 $ 17.86 $ 13.79 $ 12.15 $ 12.15 $ 10.78 $  8.70
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,479  10,326  10,817  11,046  11,518  11,545  12,465  13,401  14,347  15,202
------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.54 $ 10.66 $ 10.78 $ 10.89 $ 10.89 $ 11.24 $ 11.30 $ 10.90 $ 10.62 $ 11.03
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,526   1,666   1,834   1,946   2,162   2,771   3,179   2,985   3,441   4,313
------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.97 $ 13.16 $ 13.07 $ 13.56 $ 14.79 $ 12.36 $ 10.79 $ 12.48 $ 12.04 $  9.62
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,453   6,814   7,467   7,206   7,409   7,439   7,951   8,676   9,665  10,686
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.96 $ 23.53 $ 22.46 $ 21.75 $ 19.67 $ 15.07 $ 13.34 $ 13.23 $ 11.58 $  8.63
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,095   3,329   3,568   3,292   3,431   2,949   2,913   2,903   3,111   3,017
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.42 $ 10.26 $  8.94 $  9.50 $  8.56 $  6.61 $  5.75 $  5.86 $  5.19 $  4.42
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,641   6,017   6,266   6,530   6,197   5,366   5,955   3,164   3,152   2,813
------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.33 $ 23.15 $ 19.60 $ 20.48 $ 19.08 $ 14.61 $ 12.67 $ 13.18 $ 10.64 $  7.93
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,271   5,734   6,165   6,382   7,163   7,414   8,003   8,957  10,281  11,084
------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.36 $  9.46 $  9.61 $  9.75 $  9.90 $ 10.05 $ 10.21 $ 10.36 $ 10.52 $ 10.68
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,633   4,362   4,895   5,464   7,220   7,457   9,062   8,789  12,106  20,804
------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.73 $ 10.74 $ 10.78 $ 10.92 $ 10.77 $ 11.19 $ 11.07 $ 11.10 $ 10.61 $ 10.15
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,823  12,837  14,270  16,341  19,295   6,960   7,597   8,821   9,223   5,828
------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.95 $ 24.00 $ 20.21 $ 21.50 $ 20.82 $ 15.38 $ 13.51 $ 14.29 $ 11.53 $  9.28
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,677   2,851   3,108   3,165   3,614   3,897   4,194   4,821   5,543   5,157
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 32.69 $ 23.85 $ 22.22 $ 21.23 $ 18.98 $ 14.21 $ 12.72 $ 13.57 $ 11.70 $  7.50
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,110   3,337   3,775   4,107   4,467   4,809   5,143   5,506   5,807   5,133
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.70 $ 15.02 $ 14.16 $ 14.02 $ 14.01 $ 12.82 $ 12.38 $ 12.40 $ 11.49 $ 10.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,497   1,616   1,847   2,118   2,381   2,202   2,259   2,245   1,717   1,577
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 69.81 $ 61.08 $ 50.32 $ 54.21 $ 53.42 $ 39.01 $ 33.62 $ 35.38 $ 27.10 $ 19.46
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,349   2,600   2,941   3,149   3,577   3,829   3,903   4,112   3,958   3,270
------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.12 $ 13.60 $ 12.56 $ 12.70 $ 11.36 $  8.59 $  7.47 $  7.57 $  6.83 $  5.30
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       566     599     661     745     823     638     623     620     641     636
------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.35 $ 13.53 $ 11.48 $ 12.04 $ 11.24 $ 11.90 $ 10.47 $ 11.54 $  9.24 $  6.62
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,181   2,433   2,613   2,600   2,957   2,318   2,342   2,479   2,357   1,770
------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.19 $ 13.55 $ 11.42 $ 12.22 $ 11.93      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,485   3,874   4,317   4,717   5,581      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.23 $ 15.54 $ 14.51 $ 15.00 $ 14.55 $ 11.69 $ 10.40 $ 11.43 $ 10.26 $  8.19
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    21,680  23,497  26,544  28,636  32,170  35,500  39,758  44,516  47,988  44,143
------------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.90 $ 14.70 $ 14.09 $ 14.40 $ 14.01 $ 12.52 $ 11.72 $ 12.19 $ 11.25      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,510   4,820   5,187   5,621   6,021   8,591   6,613   5,024   1,803      --
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.46 $ 12.06 $ 11.90 $ 12.12 $ 12.00 $ 11.68 $ 11.34 $ 11.31 $ 10.71 $  9.90
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,833  14,474  15,103  16,844  20,639  27,024  26,538  25,752  25,907  18,171
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.67 $ 13.80 $ 13.35 $ 13.62 $ 13.33 $ 12.25 $ 11.61 $ 11.96 $ 11.13      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,419   2,771   3,035   3,124   3,494   5,246   4,541   3,348   1,192      --
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.14 $ 11.83 $ 11.69 $ 11.89 $ 11.77 $ 11.45 $ 11.14 $ 11.23 $ 10.63      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,589   1,813   1,848   2,062   2,309   3,627   3,004   1,855     457      --
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.85 $ 12.93 $ 12.54 $ 12.82 $ 12.62 $ 11.63 $ 11.00 $ 11.25 $ 10.48 $  9.30
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,786  12,186  13,391  14,883  17,375  20,583  20,717  20,999  20,920  16,064
------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.64 $ 20.66 $ 20.08 $ 20.76 $ 20.73 $ 17.50 $ 15.19 $ 17.60 $ 16.04 $ 10.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,593   6,230   6,965   7,518   8,620   7,373   7,953   8,828   9,622   8,369
------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.02 $ 16.99 $ 15.96 $ 16.37 $ 15.75 $ 13.31 $ 12.15 $ 12.91 $ 11.74      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,598   9,071   9,381   9,714   9,821  11,895  10,548   8,601   3,580      --
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



---------------------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDING DECEMBER 31,
                          -------------------------------------------------------------------------------------
                           2017    2016    2015    2014     2013     2012     2011     2010     2009     2008
---------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 14.58 $ 11.72 $ 11.88 $ 12.62 $  13.67 $  11.81 $  10.32 $  12.62 $  11.73 $   8.81
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    8,945   9,799  10,657  11,444   12,569    5,881    6,306    6,351    6,484    4,686
---------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 21.54 $ 17.74 $ 17.88 $ 18.76 $  20.53 $  17.47 $  15.11 $  18.30 $  17.53 $  13.67
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    2,947   3,278   3,535   3,723    4,007    4,684    5,124    5,532    5,490    5,347
---------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 17.90 $ 14.91 $ 13.79 $ 13.95 $  12.70 $   9.80 $   8.66 $   9.18 $   8.17 $   6.56
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    9,332  10,512  12,039  13,463   15,486    2,088    2,281    2,525    2,683    2,845
---------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 32.10 $ 25.24 $ 24.29 $ 23.72 $  21.69 $  16.27 $  14.53 $  15.32 $  13.60 $  10.24
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)   12,156  13,632  15,571  17,631   20,677    4,081    4,411    2,793    3,016    2,719
---------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 22.45 $ 20.03 $ 17.64 $ 18.67 $  16.90 $  12.95 $  11.36 $  12.15 $  10.95 $   9.24
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)   13,283  14,633  16,478  18,475   21,370    5,492    6,058    6,685    7,574    8,454
---------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 28.98 $ 26.21 $ 22.62 $ 23.82 $  21.82 $  16.66 $  14.26 $  16.00 $  13.27 $   9.92
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    4,663   5,117   5,839   6,545    7,186    5,926    6,450    7,106    8,258    3,049
---------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 59.52 $ 54.44 $ 52.49 $ 53.79 $  53.03 $  47.62 $  44.46 $  46.26 $  42.75 $  37.11
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)   10,975  12,341  13,927  15,421   17,620   19,858   21,265   22,543   23,023   18,036
---------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 17.73 $ 16.11 $ 15.28 $ 15.65 $  15.13 $  13.15 $  12.16 $  12.78 $  11.71       --
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)   10,228  11,051  11,724  12,452   13,334   17,133   15,302   11,497    4,999       --
---------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 16.75 $ 14.81 $ 14.02 $ 14.43 $  14.12 $  11.98 $  10.91 $  11.66 $  10.61 $   8.84
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)   67,460  74,331  83,519  91,618  104,418  119,079  130,217  139,811  147,651  130,940
---------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
---------------------------------------------------------------------------------------------------------------
   Unit value             $  9.19 $  9.32 $  9.45 $  9.64 $   9.84 $  10.54 $  10.54 $  10.73 $  10.81 $  10.17
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    6,779   7,540   8,683   9,550   11,178   12,551   13,482   16,269   17,971   11,794
---------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 38.61 $ 31.96 $ 28.84 $ 30.17 $  29.59 $  21.75 $  19.11 $  19.54 $  14.90 $  11.15
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    1,704   1,922   2,178   2,287    2,625    2,857    2,859    2,770    2,587    2,766
---------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 14.16 $ 13.08 $ 12.03 $ 12.60 $  12.05 $  10.68 $   9.75 $   9.90 $   9.03 $   7.03
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    7,375   7,750   8,477   9,704    8,940    8,436    7,905    7,472    8,263    8,326
---------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit value             $ 16.98 $ 15.43 $ 12.55 $ 13.64 $  13.57 $  10.08 $   8.77 $   9.85 $   8.05 $   6.38
---------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    1,260   1,477   1,538   1,661    1,893    2,413    2,620    2,403    2,073    1,829
---------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.69 $ 11.21 $ 10.40 $ 10.87 $ 10.47 $  8.62 $  7.64 $  8.12 $  7.47 $  5.90
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,344  16,647  18,931  20,306  22,046  24,354  26,377  27,864  29,210  27,745
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.95 $ 19.02 $ 20.19 $ 21.70 $ 22.20 $ 16.28 $ 15.20 $ 16.73 $ 12.84 $  8.31
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,221   3,551   4,035   4,410   5,164   6,105   6,242   5,888   5,105   3,782
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.51 $ 13.79 $ 12.38 $ 12.88 $ 11.93 $  9.37 $  8.33 $  8.86 $  8.04 $  6.53
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,482   1,607   1,851   2,110   2,274   2,742   3,064   3,351   3,613   3,890
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.41 $ 11.23 $ 10.84 $ 11.30 $ 11.36 $  9.09 $  7.73 $  8.57 $  8.06 $  6.29
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,933   3,026   3,230   3,280   3,271   3,522   3,403   3,481   3,207   3,287
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $423.87 $357.37 $324.99 $330.28 $299.39 $229.56 $201.73 $203.81 $178.67 $141.42
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       258     282     313     334     370     408     444     467     502     423
------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.60 $ 13.62 $ 13.64 $ 13.80 $ 13.68 $ 14.13 $ 13.91 $ 13.48 $ 12.94 $ 12.80
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,985  13,480  14,555  15,513  16,981   9,765   9,160   9,069   8,565   6,813
------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 54.93 $ 46.09 $ 42.09 $ 42.42 $ 38.14 $ 29.45 $ 25.96 $ 25.98 $ 23.07 $ 18.62
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,045   4,211   4,393   4,461   4,537   4,671   4,883   5,014   4,766   4,288
------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.73 $ 18.96 $ 19.17 $ 19.39 $ 19.40 $ 20.03 $ 20.15 $ 19.44 $ 18.94 $ 19.69
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,523   1,573   1,606   1,768   1,946   2,417   2,375   2,228   2,248   2,058
------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.87 $ 13.08 $ 13.00 $ 13.49 $ 14.72 $ 12.31 $ 10.75 $ 12.44 $ 12.01 $  9.60
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,481   5,647   6,097   5,713   5,844   5,593   6,041   6,247   6,599   6,749
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.74 $ 13.15 $ 12.56 $ 12.17 $ 11.01 $  8.44 $  7.48 $  7.42 $  6.50 $  4.85
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,249   6,593   7,249   6,916   7,133   6,653   7,060   7,310   7,663   7,722
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.35 $ 10.20 $  8.90 $  9.46 $  8.53 $  6.58 $  5.74 $  5.84 $  5.18 $  4.42
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,409   5,905   6,199   6,368   6,156   5,757   6,597   2,766   2,425   1,742
------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.29 $ 19.61 $ 16.61 $ 17.36 $ 16.18 $ 12.40 $ 10.76 $ 11.20 $  9.04 $  6.74
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,121   5,375   5,772   5,843   6,322   6,584   6,910   7,480   7,799   7,091
------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.24 $ 25.54 $ 25.94 $ 26.35 $ 26.76 $ 27.18 $ 27.61 $ 28.05 $ 28.48 $ 28.93
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,411   1,594   1,894   1,838   2,525   2,652   3,062   2,790   3,955   5,634
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------
                                             FOR THE YEARS ENDING DECEMBER 31,
                          ------------------------------------------------------------------------
                           2017   2016   2015    2014    2013    2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------
   Unit value             $15.88 $15.91 $ 15.97 $ 16.19 $ 15.98 $16.61 $16.43 $16.49 $15.77 $15.10
--------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)   9,284  9,347  10,315  11,420  12,967  4,524  4,345  4,269  3,756  1,534
--------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------
   Unit value             $30.49 $27.16 $ 22.89 $ 24.36 $ 23.60 $17.44 $15.33 $16.22 $13.10 $10.55
--------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)   2,649  2,841   3,136   3,300   3,586  3,874  4,203  4,357  4,503  2,777
--------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------
   Unit value             $27.60 $20.15 $ 18.79 $ 17.95 $ 16.06 $12.03 $10.78 $11.50 $ 9.92 $ 6.36
--------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)   3,412  3,685   4,093   4,189   4,392  5,169  5,030  5,183  5,240  4,243
--------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.60%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------
                                          2017   2016   2015   2014    2013    2012   2011   2010   2009   2008
----------------------------------------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $15.60 $14.93 $14.09 $ 13.95 $ 13.95 $12.77 $12.33 $12.37 $11.47 $ 9.99
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      193    211    235     240     268    264    274    216    175    171
----------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $68.78 $60.20 $49.63 $ 53.48 $ 52.74 $38.52 $33.22 $34.98 $26.80 $19.26
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      208    235    256     302     329    331    354    380    352    302
----------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $15.97 $13.48 $12.46 $ 12.60 $ 11.27 $ 8.53 $ 7.42 $ 7.52 $ 6.80 $ 5.28
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      155    156    207     184     233    213    160    169    187    206
----------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $15.31 $13.50 $11.46 $ 12.03 $ 11.23     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,433  1,634  1,713   1,818   1,980     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $15.15 $13.53 $11.40 $ 12.21 $ 11.93     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,982  2,202  2,447   2,668   3,023     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------
   Unit value                            $18.10 $15.44 $14.43 $ 14.92 $ 14.48 $11.64 $10.36 $11.38 $10.23 $ 8.17
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      915  1,090  1,243   1,355   1,519  1,489  1,791  2,270  2,633  2,922
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------
   Unit value                            $12.38 $11.98 $11.83 $ 12.05 $ 11.94 $11.63 $11.30 $11.27 $10.67 $ 9.88
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,297  2,763  2,827   3,196   3,170  4,085  4,084  3,607  3,583  3,454
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------
   Unit value                            $13.75 $12.84 $12.46 $ 12.75 $ 12.56 $11.58 $10.96 $11.21 $10.45 $ 9.28
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,591  1,744  1,905   2,071   2,434  2,704  2,628  3,058  2,907  2,852
----------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $25.38 $20.46 $19.90 $ 20.57 $ 20.56 $17.36 $15.08 $17.48 $15.94 $10.79
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      867    981  1,114   1,283   1,448  1,439  1,613  1,972  2,334  2,396
----------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $14.44 $11.62 $11.78 $ 12.52 $ 13.57 $11.73 $10.25 $12.54 $11.67 $ 8.76
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,247  3,634  3,964   4,261   4,695  3,535  4,045  4,538  5,230  5,817
----------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $21.32 $17.56 $17.71 $ 18.59 $ 20.35 $17.33 $15.00 $18.18 $17.42 $13.59
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      910  1,010  1,108   1,168   1,290  1,483  1,688  1,956  2,216  2,472
----------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $17.73 $14.77 $13.67 $ 13.84 $ 12.60 $ 9.73 $ 8.60 $ 9.13 $ 8.12 $ 6.53
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,476  8,486  9,475  10,725  12,337  2,226  2,552  2,981  3,499  4,012
----------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $31.77 $24.98 $24.06 $ 23.51 $ 21.51 $16.14 $14.42 $15.21 $13.51 $10.18
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,831  5,553  6,285   7,000   7,934  1,933  2,184  1,649  1,897  2,095
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.22 $ 19.84 $ 17.48 $ 18.51 $ 16.76 $ 12.86 $ 11.28 $ 12.07 $ 10.89 $  9.19
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,019   7,869   8,807   9,892  11,130   6,344   7,113   8,017   9,238  10,639
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 28.68 $ 25.95 $ 22.41 $ 23.61 $ 21.64 $ 16.53 $ 14.16 $ 15.88 $ 13.18 $  9.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,980   2,238   2,501   2,753   3,012   2,274   2,583   2,940   3,462   3,335
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 58.57 $ 53.59 $ 51.69 $ 53.00 $ 52.28 $ 46.97 $ 43.87 $ 45.68 $ 42.24 $ 36.68
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,482   1,647   1,866   2,101   2,306   2,458   2,775   2,933   3,090   2,966
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.63 $ 14.71 $ 13.94 $ 14.35 $ 14.05 $ 11.92 $ 10.86 $ 11.62 $ 10.58 $  8.82
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,129   4,459   4,824   5,264   5,692   5,984   6,637   7,603   8,360   8,765
------------------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.17 $  9.30 $  9.44 $  9.63 $  9.84      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,693   1,904   2,230   2,517   2,674      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 38.20 $ 31.65 $ 28.57 $ 29.90 $ 29.34 $ 21.58 $ 18.97 $ 19.41 $ 14.80 $ 11.09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       615     688     775     849     979   1,090   1,239   1,416   1,585   1,882
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.08 $ 13.01 $ 11.97 $ 12.54 $ 12.00 $ 10.65 $  9.73 $  9.88 $  9.02 $  7.02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,585   1,810   1,928   1,866   1,477   1,196   1,039   1,118   1,591   1,489
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.88 $ 15.35 $ 12.50 $ 13.59 $ 13.52 $ 10.05 $  8.74 $  9.83 $  8.04 $  6.37
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        97     147     120     125     127     138     129     137     145     250
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.62 $ 11.16 $ 10.36 $ 10.83 $ 10.43 $  8.60 $  7.62 $  8.10 $  7.46 $  5.90
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       844     813   1,006   1,274   1,068     996   1,015   1,012   1,076   1,164
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.80 $ 18.91 $ 20.08 $ 21.60 $ 22.10 $ 16.21 $ 15.15 $ 16.68 $ 12.81 $  8.29
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       282     280     352     411     498     515     562     616     511     412
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.42 $ 13.72 $ 12.32 $ 12.83 $ 11.88 $  9.34 $  8.31 $  8.84 $  8.03 $  6.52
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       163     165     195     236     222     242     286     357     450     499
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.33 $ 11.17 $ 10.78 $ 11.26 $ 11.31 $  9.06 $  7.71 $  8.55 $  8.04 $  6.29
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       499     482     535     617     549     371     394     377     355     411
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $414.95 $350.03 $318.47 $323.83 $293.69 $225.31 $198.08 $200.24 $175.62 $139.08
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       102     112     126     142     156     179     201     228     270     308
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2017   2016   2015   2014   2013   2012   2011   2010   2009   2008
--------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.47 $13.49 $13.52 $13.68 $13.57 $14.02 $13.81 $13.39 $12.87 $12.73
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,114  5,551  6,013  6,561  7,481  4,769  5,365  6,087  6,863  7,829
--------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $54.27 $45.56 $41.62 $41.97 $37.75 $29.17 $25.73 $25.76 $22.89 $18.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,159  2,386  2,484  2,724  2,945  3,229  3,578  4,010  4,502  5,011
--------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $18.48 $18.71 $18.93 $19.16 $19.17 $19.81 $19.94 $19.24 $18.76 $19.51
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      508    571    641    684    777    933  1,072  1,196  1,385  1,664
--------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.69 $12.94 $12.86 $13.36 $14.58 $12.20 $10.66 $12.34 $11.92 $ 9.53
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,690  1,578  1,744  1,556  1,622  1,513  1,719  1,918  2,139  2,496
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.58 $13.04 $12.46 $12.07 $10.93 $ 8.38 $ 7.43 $ 7.37 $ 6.46 $ 4.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,335  2,688  3,088  3,391  3,803  4,319  4,842  5,531  6,521  7,705
--------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.28 $10.14 $ 8.85 $ 9.41 $ 8.49 $ 6.56 $ 5.72 $ 5.83 $ 5.17 $ 4.41
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      775    860    849    911    759    524    636    306    341    306
--------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $22.10 $19.44 $16.48 $17.24 $16.07 $12.32 $10.70 $11.14 $ 9.00 $ 6.71
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,986  2,169  2,309  2,501  2,748  3,007  3,332  3,823  4,410  5,117
--------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $24.78 $25.09 $25.49 $25.91 $26.33 $26.76 $27.19 $27.63 $28.08 $28.54
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      716    821    836    920  1,189  1,331  1,664  1,996  2,814  4,635
--------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.69 $15.72 $15.79 $16.01 $15.81 $16.45 $16.28 $16.35 $15.64 $14.98
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,423  2,658  2,948  3,301  3,659  1,104  1,226  1,310  1,604  1,459
--------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $30.18 $26.90 $22.68 $24.15 $23.41 $17.31 $15.23 $16.12 $13.02 $10.49
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      707    773    813    881  1,021  1,066  1,200  1,345  1,522  1,675
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $27.38 $20.00 $18.66 $17.84 $15.96 $11.96 $10.72 $11.45 $ 9.88 $ 6.34
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      947  1,054  1,148  1,265  1,274  1,482  1,668  1,814  2,062  2,147
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
-                                        -------------------------------------------------------------------------------
1290 VT GAMCO MERGERS & ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.50 $ 14.84 $ 14.01 $ 13.88 $ 13.89 $ 12.72 $ 12.29 $ 12.33 $ 11.44 $  9.97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,448   2,758   3,186   3,592   3,792   3,767   4,153   3,441   2,904   2,617
------------------------------------------------------------------------------------------------------------------------
1290 VT GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 67.76 $ 59.34 $ 48.94 $ 52.77 $ 52.06 $ 38.05 $ 32.83 $ 34.59 $ 26.51 $ 19.06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,748   2,967   3,302   3,661   4,146   4,342   4,688   4,778   4,361   4,032
------------------------------------------------------------------------------------------------------------------------
1290 VT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.17 $ 17.88 $ 16.53 $ 16.73 $ 14.97 $ 11.33 $  9.87 $ 10.01 $  9.04 $  7.03
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       740     714     902     834     894     800     846     913     976     994
------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.27 $ 13.48 $ 11.45 $ 12.02 $ 11.23      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,399   4,575   5,192   5,555   6,363      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.12 $ 13.50 $ 11.39 $ 12.20 $ 11.92      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,156   6,792   7,770   8,614  10,283      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.90 $ 16.99 $ 15.88 $ 16.43 $ 15.95 $ 12.83 $ 11.43 $ 12.56 $ 11.29 $  9.02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    46,310  49,890  55,955  60,365  67,306  73,856  81,740  86,614  91,369  88,738
------------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.76 $ 14.58 $ 13.99 $ 14.32 $ 13.95 $ 12.47 $ 11.69 $ 12.17 $ 11.25      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,567   3,842   4,204   4,794   5,609   9,933   6,698   4,678   1,625      --
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.86 $ 12.46 $ 12.31 $ 12.55 $ 12.43 $ 12.12 $ 11.78 $ 11.75 $ 11.14 $ 10.32
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    22,707  26,857  27,876  30,350  36,810  52,963  56,298  54,990  56,858  42,602
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.54 $ 13.69 $ 13.26 $ 13.55 $ 13.27 $ 12.21 $ 11.58 $ 11.94 $ 11.12      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,256   2,568   2,885   3,243   3,734   6,357   4,565   3,038   1,085      --
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.04 $ 11.74 $ 11.61 $ 11.82 $ 11.72 $ 11.41 $ 11.11 $ 11.21 $ 10.63      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,312   1,663   1,720   1,987   2,309   4,785   3,543   2,134   1,112      --
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.53 $ 13.58 $ 13.18 $ 13.49 $ 13.29 $ 12.26 $ 11.61 $ 11.89 $ 11.08 $  9.85
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    20,429  23,314  25,313  28,568  33,466  40,946  44,468  46,837  48,383  39,676
------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.71 $ 27.19 $ 26.46 $ 27.37 $ 27.37 $ 23.12 $ 20.10 $ 23.30 $ 21.26 $ 14.40
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,943   6,599   7,493   8,549   9,769   7,760   8,714  10,073  10,747   9,040
------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.85 $ 16.85 $ 15.85 $ 16.28 $ 15.67 $ 13.26 $ 12.12 $ 12.89 $ 11.74      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,130   9,794  10,557  11,607  13,365  19,063  13,966  10,299   3,815      --
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDING DECEMBER 31,
                     -----------------------------------------------------------------------------------------
                       2017     2016     2015     2014     2013     2012     2011     2010     2009     2008
-                    -----------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  17.00 $  13.69 $  13.89 $  14.76 $  16.01 $  13.85 $  12.11 $  14.82 $  13.80 $  10.36
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)           13,949   15,158   16,754   17,887   20,329   10,713   11,646   12,040   12,800   12,557
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  16.97 $  13.99 $  14.11 $  14.82 $  16.23 $  13.83 $  11.97 $  14.52 $  13.92 $  10.87
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)            5,111    5,587    6,195    6,344    6,963    7,569    8,297    9,253    9,672    8,942
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  23.06 $  19.22 $  17.79 $  18.03 $  16.42 $  12.69 $  11.22 $  11.92 $  10.61 $   8.53
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)           15,625   17,262   19,607   21,602   24,861    1,385    1,518    1,657    1,676    1,341
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  27.66 $  21.76 $  20.97 $  20.49 $  18.76 $  14.09 $  12.59 $  13.29 $  11.81 $   8.90
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)           24,086   26,930   30,892   34,778   40,272    8,094    8,906    2,226    2,475    2,429
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  19.02 $  16.99 $  14.98 $  15.87 $  14.37 $  11.03 $   9.68 $  10.37 $   9.36 $   7.90
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)           25,002   27,759   31,475   35,222   40,619   11,511   12,952   14,184   15,820   17,618
--------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  25.82 $  23.37 $  20.19 $  21.29 $  19.52 $  14.91 $  12.78 $  14.35 $  11.92 $   8.92
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)            9,980   11,157   12,495   13,663   15,176   13,053   14,367   16,208   19,394    5,726
--------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value        $  15.51 $  14.20 $  13.70 $  14.05 $  13.87 $  12.47 $  11.65 $  12.14 $  11.23 $   9.76
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)           85,993   96,121  108,031  121,461  138,175  157,027  169,487  182,689  187,530  162,336
--------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  17.57 $  15.98 $  15.18 $  15.56 $  15.06 $  13.10 $  12.13 $  12.76 $  11.70       --
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)            7,581    8,237    9,027   10,597   11,837   19,453   13,647    9,422    3,014       --
--------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value        $  18.25 $  16.15 $  15.30 $  15.76 $  15.45 $  13.11 $  11.95 $  12.79 $  11.66 $   9.72
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)          147,380  162,408  181,545  200,647  225,044  255,021  280,250  306,839  319,013  307,331
--------------------------------------------------------------------------------------------------------------
AXA/AB SHORT DURATION GOVERNMENT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value        $   9.15 $   9.28 $   9.42 $   9.63 $   9.84       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)           17,211   19,245   20,353   22,748   26,359       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value        $  30.37 $  25.17 $  22.73 $  23.81 $  23.37 $  17.20 $  15.13 $  15.48 $  11.81 $   8.85
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)            3,008    3,209    3,585    3,676    4,353    4,068    4,294    4,251    3,707    4,155
--------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  14.00 $  12.94 $  11.91 $  12.49 $  11.96 $  10.61 $   9.70 $   9.86 $   9.00 $   7.01
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)           15,198   16,862   18,179   21,297   19,835   20,166   18,816   20,186   26,123   22,020
--------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value        $  16.78 $  15.27 $  12.44 $  13.53 $  13.47 $  10.02 $   8.72 $   9.81 $   8.02 $   6.36
--------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding
     (000's)            2,500    2,923    3,225    3,403    4,088    4,623    4,691    4,425    4,217    3,589
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012    2011    2010    2009    2008
-                                        -------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.55 $ 11.10 $ 10.31 $ 10.79 $ 10.40 $  8.57 $  7.60 $  8.09 $  7.45 $  5.90
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    37,641  41,222  46,612  50,920  55,741  61,269  66,778  72,176  77,428  73,834
------------------------------------------------------------------------------------------------------------------------
AXA/JANUS ENTERPRISE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 23.64 $ 18.79 $ 19.97 $ 21.49 $ 22.01 $ 16.15 $ 15.10 $ 16.63 $ 12.78 $  8.28
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,348   4,841   5,627   6,229   6,931   8,204   9,135   9,351   7,909   6,915
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.33 $ 13.65 $ 12.26 $ 12.77 $ 11.84 $  9.31 $  8.29 $  8.82 $  8.01 $  6.51
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,333   4,670   5,333   5,906   6,618   8,058   8,847   9,869  11,439  11,898
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.26 $ 11.11 $ 10.73 $ 11.21 $ 11.27 $  9.03 $  7.69 $  8.53 $  8.03 $  6.28
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,101   7,416   8,299   8,765   8,818   7,724   7,664   8,076   8,585   9,057
------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 22.87 $ 19.30 $ 17.57 $ 17.88 $ 16.22 $ 12.45 $ 10.95 $ 11.08 $  9.72 $  7.70
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,259   5,744   6,190   6,573   7,094   6,562   6,758   7,497   8,285   7,635
------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.27 $ 10.29 $ 10.32 $ 10.45 $ 10.37 $ 10.72 $ 10.57 $ 10.25 $  9.85 $  9.76
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    23,999  25,519  26,098  28,609  31,741  15,789  15,379  15,758  15,630  13,286
------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.22 $ 21.18 $ 19.36 $ 19.54 $ 17.58 $ 13.59 $ 11.99 $ 12.01 $ 10.68 $  8.63
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    17,673  18,351  18,167  18,268  17,846  17,010  15,594  17,472  16,494  13,591
------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.31 $ 10.45 $ 10.58 $ 10.71 $ 10.72 $ 11.08 $ 11.16 $ 10.78 $ 10.51 $ 10.94
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,740   3,160   3,414   3,412   3,689   4,947   5,170   5,599   6,213   5,624
------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.63 $ 12.89 $ 12.83 $ 13.33 $ 14.56 $ 12.18 $ 10.65 $ 12.34 $ 11.92 $  9.54
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,945  10,884  11,561  10,072   9,667   9,104   9,683  10,663  11,782  12,678
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 29.31 $ 23.06 $ 22.05 $ 21.38 $ 19.37 $ 14.86 $ 13.17 $ 13.08 $ 11.47 $  8.57
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,082   5,231   5,640   5,255   5,151   3,859   4,033   3,861   4,165   4,045
------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.21 $ 10.09 $  8.80 $  9.37 $  8.46 $  6.53 $  5.70 $  5.81 $  5.16 $  4.40
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,417  12,861  13,238  13,892  13,682  12,707  13,669   6,525   6,971   6,687
------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.77 $ 22.69 $ 19.23 $ 20.13 $ 18.78 $ 14.40 $ 12.51 $ 13.03 $ 10.54 $  7.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,938   8,361   8,825   8,742   9,959   9,443   9,217  10,198  10,675  10,589
------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.16 $  9.27 $  9.43 $  9.59 $  9.75 $  9.91 $ 10.08 $ 10.25 $ 10.42 $ 10.59
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,856   5,175   5,724   5,684   9,546   8,705  11,708  10,912  19,099  26,885
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2017. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2017    2016    2015    2014    2013    2012   2011   2010   2009   2008
-                                        --------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.50 $ 10.53 $ 10.58 $ 10.73 $ 10.60 $11.03 $10.93 $10.98 $10.51 $10.07
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,946  17,541  19,786  21,984  26,638  8,669  8,789  9,470  9,834  4,558
-------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 26.37 $ 23.52 $ 19.84 $ 21.14 $ 20.50 $15.16 $13.34 $14.13 $11.42 $ 9.21
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,538   4,862   5,268   5,191   5,968  6,253  6,576  7,175  7,505  4,820
-------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 31.98 $ 23.37 $ 21.81 $ 20.86 $ 18.68 $14.01 $12.56 $13.42 $11.59 $ 7.44
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,000   4,298   4,713   4,847   4,663  5,209  5,819  5,979  5,856  4,301
-------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2017............  FSA-3
   Statements of Operations for the Year Ended December 31, 2017...... FSA-22
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2017 and 2016....................................... FSA-29
   Notes to Financial Statements...................................... FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Report of Independent Registered Public Accounting Firm...............    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets as of December 31, 2017 and 2016.......    F-2
   Consolidated Statements of Income (Loss), for the Years Ended
     December 31, 2017, 2016 and 2015.................................    F-4
   Consolidated Statements of Comprehensive Income (Loss), for the
     Years Ended December 31, 2017, 2016 and 2015.....................    F-5
   Consolidated Statements of Equity, for the Years Ended December
     31, 2017, 2016 and 2015..........................................    F-6
   Consolidated Statements of Cash Flows, for the Years Ended
     December 31, 2017, 2016 and 2015.................................    F-7
   Notes to Consolidated Financial Statements.........................   F-10
   Financial Statements Schedules.....................................   F-98

                                 FSA-1  #497374

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities of each of the Variable Investment Options listed in the table below (constituting Separate Account No. 49 of AXA Equitable Life Insurance Company, hereafter collectively referred to as the "Variable Investment Options") as of December 31, 2017, the related statements of operations and of changes in net assets, including the related notes, for the periods listed in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Investment Options as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

 1290 VT GAMCO MERGERS &                AXA MODERATE-PLUS ALLOCATION/(1)/
 ACQUISITIONS/(1)/
 1290 VT GAMCO SMALL COMPANY VALUE/(1)/ AXA/AB SHORT DURATION GOVERNMENT
                                        BOND/(1)/
 1290 VT SOCIALLY RESPONSIBLE/(1)/      AXA/AB SMALL CAP GROWTH/(1)/
 AXA 2000 MANAGED VOLATILITY/(1)/       AXA/FRANKLIN BALANCED MANAGED
                                        VOLATILITY/(1)/
 AXA 400 MANAGED VOLATILITY/(1)/        AXA/FRANKLIN SMALL CAP VALUE MANAGED
                                        VOLATILITY/(1)/
 AXA AGGRESSIVE ALLOCATION/(1)/         AXA/FRANKLIN TEMPLETON ALLOCATION
                                        MANAGED VOLATILITY/(1)/
 AXA BALANCED STRATEGY/(1)/             AXA/JANUS ENTERPRISE/(1)/
 AXA CONSERVATIVE ALLOCATION/(1)/       AXA/MUTUAL LARGE CAP EQUITY MANAGED
                                        VOLATILITY/(1)/
 AXA CONSERVATIVE GROWTH STRATEGY/(1)/  AXA/TEMPLETON GLOBAL EQUITY MANAGED
                                        VOLATILITY/(1)/
 AXA CONSERVATIVE STRATEGY/(1)/         EQ/COMMON STOCK INDEX/(1)/
 AXA CONSERVATIVE-PLUS ALLOCATION/(1)/  EQ/CORE BOND INDEX/(1)/
 AXA GLOBAL EQUITY MANAGED              EQ/EQUITY 500 INDEX/(1)/
 VOLATILITY/(1)/
 AXA GROWTH STRATEGY/(1)/               EQ/INTERMEDIATE GOVERNMENT BOND/(1)/
 AXA INTERNATIONAL CORE MANAGED         EQ/INTERNATIONAL EQUITY INDEX/(1)/
 VOLATILITY/(1)/
 AXA INTERNATIONAL VALUE MANAGED        EQ/LARGE CAP GROWTH INDEX/(1)/
 VOLATILITY/(1)/
 AXA LARGE CAP CORE MANAGED             EQ/LARGE CAP VALUE INDEX/(1)/
 VOLATILITY/(1)/
 AXA LARGE CAP GROWTH MANAGED           EQ/MID CAP INDEX/(1)/
 VOLATILITY/(1)/
 AXA LARGE CAP VALUE MANAGED            EQ/MONEY MARKET/(1)/
 VOLATILITY/(1)/
 AXA MID CAP VALUE MANAGED              EQ/QUALITY BOND PLUS/(1)/
 VOLATILITY/(1)/
 AXA MODERATE ALLOCATION/(1)/           EQ/SMALL COMPANY INDEX/(1)/
 AXA MODERATE GROWTH STRATEGY/(1)/      MULTIMANAGER TECHNOLOGY/(1)/
(1)Statements of operations for the year ended December 31, 2017 and statements of changes in net assets for each of the two years in the period ended December 31, 2017.

BASIS FOR OPINIONS

These financial statements are the responsibility of AXA Equitable Life Insurance Company management. Our responsibility is to express an opinion on the Variable Investment Options' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Investment Options in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2018

We have served as the auditor of one or more of the Variable Investment Options in Separate Account No. 49 of AXA Equitable Life Insurance Company since 1996.

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

                                           1290 VT GAMCO 1290 VT GAMCO   1290 VT      AXA 400     AXA 2000
                                             MERGERS &   SMALL COMPANY   SOCIALLY     MANAGED      MANAGED    AXA AGGRESSIVE
                                           ACQUISITIONS*    VALUE*     RESPONSIBLE* VOLATILITY*  VOLATILITY*   ALLOCATION*
                                           ------------- ------------- ------------ ------------ ------------ --------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value............................ $156,923,583  $952,116,987  $75,385,717  $336,408,147 $530,949,927 $2,561,297,074
Receivable for shares of the Portfolios
 sold.....................................      195,568       291,496        4,204        91,237      183,702         80,102
                                           ------------  ------------  -----------  ------------ ------------ --------------
   Total assets...........................  157,119,151   952,408,483   75,389,921   336,499,384  531,133,629  2,561,377,176
                                           ------------  ------------  -----------  ------------ ------------ --------------

LIABILITIES:
Payable for policy-related transactions...      195,568       291,496        4,204        91,238      183,702         80,103
                                           ------------  ------------  -----------  ------------ ------------ --------------
   Total liabilities......................      195,568       291,496        4,204        91,238      183,702         80,103
                                           ------------  ------------  -----------  ------------ ------------ --------------
NET ASSETS................................ $156,923,583  $952,116,987  $75,385,717  $336,408,146 $530,949,927 $2,561,297,073
                                           ============  ============  ===========  ============ ============ ==============

NET ASSETS:
Accumulation unit values.................. $156,811,838  $952,047,175  $75,310,852  $336,321,466 $530,632,707 $2,561,277,005
Retained by AXA Equitable in Separate
 Account No. 49...........................      111,745        69,812       74,865        86,680      317,220         20,068
                                           ------------  ------------  -----------  ------------ ------------ --------------
TOTAL NET ASSETS.......................... $156,923,583  $952,116,987  $75,385,717  $336,408,146 $530,949,927 $2,561,297,073
                                           ============  ============  ===========  ============ ============ ==============

Investments in shares of the Portfolios,
 at cost.................................. $156,500,878  $716,551,414  $72,884,494  $298,278,712 $463,163,773 $2,217,763,662

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                         AXA
                                                            AXA       AXA CONSERVATIVE     AXA      CONSERVATIVE-    AXA GLOBAL
                                          AXA BALANCED  CONSERVATIVE       GROWTH      CONSERVATIVE     PLUS       EQUITY MANAGED
                                           STRATEGY*    ALLOCATION*      STRATEGY*      STRATEGY*    ALLOCATION*    VOLATILITY*
                                          ------------ -------------- ---------------- ------------ -------------- --------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value........................... $416,727,432 $1,002,324,859   $159,977,073   $88,251,768  $1,036,633,633  $953,087,490
Receivable for shares of the Portfolios
 sold....................................      499,439        675,460         21,938        13,988         182,103       484,122
                                          ------------ --------------   ------------   -----------  --------------  ------------
   Total assets..........................  417,226,871  1,003,000,319    159,999,011    88,265,756   1,036,815,736   953,571,612
                                          ------------ --------------   ------------   -----------  --------------  ------------

LIABILITIES:
Payable for policy-related transactions..      499,438        675,461         21,938        13,988         182,103       484,122
                                          ------------ --------------   ------------   -----------  --------------  ------------
   Total liabilities.....................      499,438        675,461         21,938        13,988         182,103       484,122
                                          ------------ --------------   ------------   -----------  --------------  ------------
NET ASSETS............................... $416,727,433 $1,002,324,858   $159,977,073   $88,251,768  $1,036,633,633  $953,087,490
                                          ============ ==============   ============   ===========  ==============  ============

NET ASSETS:
Accumulation unit values................. $416,712,889 $1,002,197,198   $159,970,350   $88,246,378  $1,036,557,750  $953,068,306
Retained by AXA Equitable in Separate
 Account No. 49..........................       14,544        127,660          6,723         5,390          75,883        19,184
                                          ------------ --------------   ------------   -----------  --------------  ------------
TOTAL NET ASSETS......................... $416,727,433 $1,002,324,858   $159,977,073   $88,251,768  $1,036,633,633  $953,087,490
                                          ============ ==============   ============   ===========  ==============  ============

Investments in shares of the Portfolios,
 at cost................................. $341,437,451 $1,015,817,320   $138,113,617   $84,866,704  $1,018,383,363  $667,218,628

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                           AXA
                                                            AXA       INTERNATIONAL   AXA LARGE      AXA LARGE
                                                       INTERNATIONAL      VALUE       CAP CORE      CAP GROWTH    AXA LARGE CAP
                                           AXA GROWTH  CORE MANAGED      MANAGED       MANAGED        MANAGED     VALUE MANAGED
                                           STRATEGY*    VOLATILITY*    VOLATILITY*   VOLATILITY*    VOLATILITY*    VOLATILITY*
                                          ------------ -------------- ------------- -------------- -------------- --------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value........................... $738,381,465 $1,006,909,208 $462,167,206  $1,631,451,041 $3,156,758,606 $2,733,266,408
Receivable for shares of the Portfolios
 sold....................................      107,359         13,981      410,415         598,393        833,533        872,828
                                          ------------ -------------- ------------  -------------- -------------- --------------
   Total assets..........................  738,488,824  1,006,923,189  462,577,621   1,632,049,434  3,157,592,139  2,734,139,236
                                          ------------ -------------- ------------  -------------- -------------- --------------

LIABILITIES:
Payable for policy-related transactions..      107,360         13,981      410,415         598,393        833,533        872,828
                                          ------------ -------------- ------------  -------------- -------------- --------------
   Total liabilities.....................      107,360         13,981      410,415         598,393        833,533        872,828
                                          ------------ -------------- ------------  -------------- -------------- --------------
NET ASSETS............................... $738,381,464 $1,006,909,208 $462,167,206  $1,631,451,041 $3,156,758,606 $2,733,266,408
                                          ============ ============== ============  ============== ============== ==============

NET ASSETS:
Accumulation unit values................. $738,366,552 $1,006,860,480 $462,137,005  $1,631,217,316 $3,156,653,101 $2,733,176,132
Retained by AXA Equitable in Separate
 Account No. 49..........................       14,912         48,728       30,201         233,725        105,505         90,276
                                          ------------ -------------- ------------  -------------- -------------- --------------
TOTAL NET ASSETS......................... $738,381,464 $1,006,909,208 $462,167,206  $1,631,451,041 $3,156,758,606 $2,733,266,408
                                          ============ ============== ============  ============== ============== ==============

Investments in shares of the Portfolios,
 at cost................................. $553,693,463 $  806,389,911 $378,706,968  $1,225,268,993 $2,236,626,304 $1,953,351,312

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                           AXA MID CAP                                    AXA       AXA/AB SHORT
                                              VALUE                     AXA MODERATE   MODERATE-      DURATION
                                             MANAGED      AXA MODERATE     GROWTH        PLUS        GOVERNMENT  AXA/AB SMALL
                                           VOLATILITY*    ALLOCATION*    STRATEGY*    ALLOCATION*      BOND*     CAP GROWTH*
                                          -------------- -------------- ------------ -------------- ------------ ------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value........................... $1,256,735,647 $4,648,559,038 $808,768,805 $7,683,273,363 $517,064,076 $506,266,004
Receivable for shares of the Portfolios
 sold....................................        408,552      1,612,846      772,948        994,501      432,124        5,259
                                          -------------- -------------- ------------ -------------- ------------ ------------
   Total assets..........................  1,257,144,199  4,650,171,884  809,541,753  7,684,267,864  517,496,200  506,271,263
                                          -------------- -------------- ------------ -------------- ------------ ------------

LIABILITIES:
Payable for policy-related transactions..        408,552      1,612,846      772,948        994,501      432,124        5,258
                                          -------------- -------------- ------------ -------------- ------------ ------------
   Total liabilities.....................        408,552      1,612,846      772,948        994,501      432,124        5,258
                                          -------------- -------------- ------------ -------------- ------------ ------------
NET ASSETS............................... $1,256,735,647 $4,648,559,038 $808,768,805 $7,683,273,363 $517,064,076 $506,266,005
                                          ============== ============== ============ ============== ============ ============

NET ASSETS:
Accumulation unit values................. $1,256,645,855 $4,648,305,203 $808,656,848 $7,682,871,616 $516,742,473 $506,213,441
Retained by AXA Equitable in Separate
 Account No. 49..........................         89,792        253,835      111,957        401,747      321,603       52,564
                                          -------------- -------------- ------------ -------------- ------------ ------------
TOTAL NET ASSETS......................... $1,256,735,647 $4,648,559,038 $808,768,805 $7,683,273,363 $517,064,076 $506,266,005
                                          ============== ============== ============ ============== ============ ============

Investments in shares of the Portfolios,
 at cost................................. $  835,579,675 $4,303,536,364 $627,409,587 $6,872,447,590 $523,047,258 $478,437,481

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                       AXA/FRANKLIN  AXA/FRANKLIN               AXA/MUTUAL
                                          AXA/FRANKLIN  SMALL CAP     TEMPLETON                  LARGE CAP   AXA/TEMPLETON
                                            BALANCED      VALUE       ALLOCATION                  EQUITY     GLOBAL EQUITY
                                            MANAGED      MANAGED       MANAGED      AXA/JANUS     MANAGED       MANAGED
                                          VOLATILITY*  VOLATILITY*   VOLATILITY*   ENTERPRISE*  VOLATILITY*   VOLATILITY*
                                          ------------ ------------ -------------- ------------ ------------ -------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value........................... $733,037,858 $127,777,350 $1,174,020,923 $434,761,233 $173,040,768 $295,910,484
Receivable for shares of the Portfolios
 sold....................................      486,781           --        266,983       54,373       43,720       89,038
Receivable for policy-related
 transactions............................           --       28,411             --           --           --           --
                                          ------------ ------------ -------------- ------------ ------------ ------------
   Total assets..........................  733,524,639  127,805,761  1,174,287,906  434,815,606  173,084,488  295,999,522
                                          ------------ ------------ -------------- ------------ ------------ ------------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...............................           --       28,412             --           --           --           --
Payable for policy-related transactions..      486,781           --        266,982       54,373       43,721       89,037
                                          ------------ ------------ -------------- ------------ ------------ ------------
   Total liabilities.....................      486,781       28,412        266,982       54,373       43,721       89,037
                                          ------------ ------------ -------------- ------------ ------------ ------------
NET ASSETS............................... $733,037,858 $127,777,349 $1,174,020,924 $434,761,233 $173,040,767 $295,910,485
                                          ============ ============ ============== ============ ============ ============

NET ASSETS:
Accumulation unit values................. $732,969,789 $127,771,883 $1,173,894,719 $434,734,871 $173,015,691 $295,896,260
Retained by AXA Equitable in Separate
 Account No. 49..........................       68,069        5,466        126,205       26,362       25,076       14,225
                                          ------------ ------------ -------------- ------------ ------------ ------------
TOTAL NET ASSETS......................... $733,037,858 $127,777,349 $1,174,020,924 $434,761,233 $173,040,767 $295,910,485
                                          ============ ============ ============== ============ ============ ============

Investments in shares of the Portfolios,
 at cost................................. $647,265,184 $104,334,199 $  792,279,940 $424,331,660 $115,493,881 $230,883,905

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                  EQ/INTERMEDIATE                    EQ/LARGE
                                        EQ/COMMON      EQ/CORE     EQ/EQUITY 500    GOVERNMENT    EQ/INTERNATIONAL  CAP GROWTH
                                       STOCK INDEX*  BOND INDEX*      INDEX*           BOND*       EQUITY INDEX*      INDEX*
                                       ------------ -------------- -------------- --------------- ---------------- ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value............ $889,652,381 $1,350,617,228 $2,053,607,413  $177,095,700     $732,595,922   $709,460,654
Receivable for shares of the
 Portfolios sold......................      313,529        654,998        447,291       213,361          116,432         99,297
                                       ------------ -------------- --------------  ------------     ------------   ------------
   Total assets.......................  889,965,910  1,351,272,226  2,054,054,704   177,309,061      732,712,354    709,559,951
                                       ------------ -------------- --------------  ------------     ------------   ------------

LIABILITIES:
Payable for policy-related
 transactions.........................      313,529        654,997        447,290       213,361          116,432         99,297
                                       ------------ -------------- --------------  ------------     ------------   ------------
   Total liabilities..................      313,529        654,997        447,290       213,361          116,432         99,297
                                       ------------ -------------- --------------  ------------     ------------   ------------
NET ASSETS............................ $889,652,381 $1,350,617,229 $2,053,607,414  $177,095,700     $732,595,922   $709,460,654
                                       ============ ============== ==============  ============     ============   ============

NET ASSETS:
Accumulation unit values.............. $889,493,631 $1,350,452,674 $2,053,508,140  $177,088,669     $732,567,505   $709,341,335
Retained by AXA Equitable in Separate
 Account No. 49.......................      158,750        164,555         99,274         7,031           28,417        119,319
                                       ------------ -------------- --------------  ------------     ------------   ------------
TOTAL NET ASSETS...................... $889,652,381 $1,350,617,229 $2,053,607,414  $177,095,700     $732,595,922   $709,460,654
                                       ============ ============== ==============  ============     ============   ============

Investments in shares of the
 Portfolios, at cost.................. $498,851,061 $1,373,297,352 $1,374,683,730  $179,256,219     $628,701,175   $599,015,911

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                           EQ/LARGE                                             EQ/SMALL
                                           CAP VALUE    EQ/MID CAP    EQ/MONEY    EQ/QUALITY    COMPANY    MULTIMANAGER
                                            INDEX*        INDEX*      MARKET*     BOND PLUS*     INDEX*    TECHNOLOGY*
                                          ------------ ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value........................... $476,712,253 $946,814,345 $587,045,851 $947,426,584 $557,460,491 $615,150,184
Receivable for shares of the Portfolios
 sold....................................           --       90,631           --      301,560      207,285      210,534
Receivable for policy-related
 transactions............................       16,604           --    8,051,393           --           --           --
                                          ------------ ------------ ------------ ------------ ------------ ------------
   Total assets..........................  476,728,857  946,904,976  595,097,244  947,728,144  557,667,776  615,360,718
                                          ------------ ------------ ------------ ------------ ------------ ------------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...............................       16,604           --    8,051,394           --           --           --
Payable for policy-related transactions..           --       90,631           --      301,561      207,285      210,534
                                          ------------ ------------ ------------ ------------ ------------ ------------
   Total liabilities.....................       16,604       90,631    8,051,394      301,561      207,285      210,534
                                          ------------ ------------ ------------ ------------ ------------ ------------
NET ASSETS............................... $476,712,253 $946,814,345 $587,045,850 $947,426,583 $557,460,491 $615,150,184
                                          ============ ============ ============ ============ ============ ============

NET ASSETS:
Accumulation unit values................. $476,659,117 $946,769,917 $587,012,246 $947,421,694 $557,441,270 $615,118,631
Retained by AXA Equitable in Separate
 Account No. 49..........................       53,136       44,428       33,604        4,889       19,221       31,553
                                          ------------ ------------ ------------ ------------ ------------ ------------
TOTAL NET ASSETS......................... $476,712,253 $946,814,345 $587,045,850 $947,426,583 $557,460,491 $615,150,184
                                          ============ ============ ============ ============ ============ ============

Investments in shares of the Portfolios,
 at cost................................. $399,890,333 $677,946,989 $587,046,319 $948,630,188 $514,533,508 $451,582,562

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                                                             SHARE CLASS** PORTFOLIO SHARES HELD
                                                                                           --------------- ---------------------
1290 VT GAMCO MERGERS & ACQUISITIONS......................................................        B              12,131,073

1290 VT GAMCO SMALL COMPANY VALUE.........................................................        B              15,126,531

1290 VT SOCIALLY RESPONSIBLE..............................................................        B               6,330,069

AXA 400 MANAGED VOLATILITY................................................................        B              14,906,744

AXA 2000 MANAGED VOLATILITY...............................................................        B              24,813,813

AXA AGGRESSIVE ALLOCATION.................................................................        B             213,669,835

AXA BALANCED STRATEGY.....................................................................        B              26,880,956

AXA CONSERVATIVE ALLOCATION...............................................................        B             105,928,628

AXA CONSERVATIVE GROWTH STRATEGY..........................................................        B              11,111,874

AXA CONSERVATIVE STRATEGY.................................................................        B               7,252,401

AXA CONSERVATIVE-PLUS ALLOCATION..........................................................        B             104,093,407

AXA GLOBAL EQUITY MANAGED VOLATILITY......................................................        B              51,024,155

AXA GROWTH STRATEGY.......................................................................        B              40,465,595

AXA INTERNATIONAL CORE MANAGED VOLATILITY.................................................        B              88,830,296

AXA INTERNATIONAL VALUE MANAGED VOLATILITY................................................        B              33,061,373

AXA LARGE CAP CORE MANAGED VOLATILITY.....................................................        B             147,739,032

AXA LARGE CAP GROWTH MANAGED VOLATILITY...................................................        B              97,722,539

AXA LARGE CAP VALUE MANAGED VOLATILITY....................................................        B             144,142,115

AXA MID CAP VALUE MANAGED VOLATILITY......................................................        B              70,974,543

AXA MODERATE ALLOCATION...................................................................        B             325,004,991

AXA MODERATE GROWTH STRATEGY..............................................................        B              47,276,869

AXA MODERATE-PLUS ALLOCATION..............................................................        B             668,588,345

AXA/AB SHORT DURATION GOVERNMENT BOND.....................................................        B              52,641,981

AXA/AB SMALL CAP GROWTH...................................................................        B              26,813,350

AXA/FRANKLIN BALANCED MANAGED VOLATILITY..................................................        B              64,716,732

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY...........................................        B               7,269,587

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY......................................        B              99,777,887

AXA/JANUS ENTERPRISE......................................................................        B              24,429,650

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY............................................        B              11,800,578

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY............................................        B              21,144,982

EQ/COMMON STOCK INDEX.....................................................................        B              26,408,857

EQ/CORE BOND INDEX........................................................................        B             137,098,852

EQ/EQUITY 500 INDEX.......................................................................        B              46,731,468

EQ/INTERMEDIATE GOVERNMENT BOND...........................................................        B              17,507,662

EQ/INTERNATIONAL EQUITY INDEX.............................................................        B              74,031,991

EQ/LARGE CAP GROWTH INDEX.................................................................        B              50,122,437

EQ/LARGE CAP VALUE INDEX..................................................................        B              51,628,788

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                             SHARE CLASS** PORTFOLIO SHARES HELD
                                                                                           --------------- ---------------------

EQ/MID CAP INDEX..........................................................................        B              62,667,600

EQ/MONEY MARKET...........................................................................        B             587,048,488

EQ/QUALITY BOND PLUS......................................................................        B             112,196,691

EQ/SMALL COMPANY INDEX....................................................................        B              46,968,946

MULTIMANAGER TECHNOLOGY...................................................................        B              23,731,786

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.


                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.20%          B         $ 16.42        418
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.25%          B         $ 16.32      1,138
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.30%          B         $ 15.92      1,648
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.35%          B         $ 16.11         82
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.40%          B         $ 16.01        776
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.50%          B         $ 15.80      1,561
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.55%          B         $ 15.70      1,497
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.60%          B         $ 15.60        193
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.65%          B         $ 15.50      2,448
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.70%          B         $ 15.40        147
1290 VT GAMCO MERGERS & ACQUISITIONS............................................  1.80%          B         $ 15.20          2

1290 VT GAMCO SMALL COMPANY VALUE...............................................  0.95%          B         $ 83.48         --
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.20%          B         $ 77.49        492
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.25%          B         $ 76.35      1,425
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.30%          B         $116.64      1,465
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.35%          B         $ 74.11        161
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.40%          B         $ 73.01        973
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.50%          B         $ 70.86      2,240
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.55%          B         $ 69.81      2,349
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.60%          B         $ 68.78        208
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.65%          B         $ 67.76      2,748
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.70%          B         $ 66.75        412
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.80%          B         $ 64.78          2
1290 VT GAMCO SMALL COMPANY VALUE...............................................  1.90%          B         $ 62.87          5

1290 VT SOCIALLY RESPONSIBLE....................................................  1.20%          B         $ 17.21        266
1290 VT SOCIALLY RESPONSIBLE....................................................  1.25%          B         $ 22.44        496
1290 VT SOCIALLY RESPONSIBLE....................................................  1.30%          B         $ 22.23        366
1290 VT SOCIALLY RESPONSIBLE....................................................  1.35%          B         $ 16.73         69
1290 VT SOCIALLY RESPONSIBLE....................................................  1.40%          B         $ 16.58        430
1290 VT SOCIALLY RESPONSIBLE....................................................  1.50%          B         $ 21.64        612
1290 VT SOCIALLY RESPONSIBLE....................................................  1.55%          B         $ 16.12        566
1290 VT SOCIALLY RESPONSIBLE....................................................  1.60%          B         $ 15.97        155
1290 VT SOCIALLY RESPONSIBLE....................................................  1.65%          B         $ 21.17        740
1290 VT SOCIALLY RESPONSIBLE....................................................  1.70%          B         $ 15.68        171
1290 VT SOCIALLY RESPONSIBLE....................................................  1.80%          B         $ 15.39          1

AXA 400 MANAGED VOLATILITY......................................................  0.95%          B         $ 15.79         27
AXA 400 MANAGED VOLATILITY......................................................  1.20%          B         $ 15.60      2,333
AXA 400 MANAGED VOLATILITY......................................................  1.25%          B         $ 15.56      1,994
AXA 400 MANAGED VOLATILITY......................................................  1.30%          B         $ 15.53      2,148
AXA 400 MANAGED VOLATILITY......................................................  1.35%          B         $ 15.49        227
AXA 400 MANAGED VOLATILITY......................................................  1.40%          B         $ 15.46      3,656
AXA 400 MANAGED VOLATILITY......................................................  1.50%          B         $ 15.38      2,860
AXA 400 MANAGED VOLATILITY......................................................  1.55%          B         $ 15.35      2,181
AXA 400 MANAGED VOLATILITY......................................................  1.60%          B         $ 15.31      1,433
AXA 400 MANAGED VOLATILITY......................................................  1.65%          B         $ 15.27      4,399
AXA 400 MANAGED VOLATILITY......................................................  1.70%          B         $ 15.24        549
AXA 400 MANAGED VOLATILITY......................................................  1.80%          B         $ 15.17          7
AXA 400 MANAGED VOLATILITY......................................................  1.90%          B         $ 15.10          2

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA 2000 MANAGED VOLATILITY.....................................................  0.95%          B          $15.62         29
AXA 2000 MANAGED VOLATILITY.....................................................  1.20%          B          $15.44      3,290
AXA 2000 MANAGED VOLATILITY.....................................................  1.25%          B          $15.41      4,560
AXA 2000 MANAGED VOLATILITY.....................................................  1.30%          B          $15.37      3,102
AXA 2000 MANAGED VOLATILITY.....................................................  1.35%          B          $15.33      1,465
AXA 2000 MANAGED VOLATILITY.....................................................  1.40%          B          $15.30      4,184
AXA 2000 MANAGED VOLATILITY.....................................................  1.50%          B          $15.23      5,783
AXA 2000 MANAGED VOLATILITY.....................................................  1.55%          B          $15.19      3,485
AXA 2000 MANAGED VOLATILITY.....................................................  1.60%          B          $15.15      1,982
AXA 2000 MANAGED VOLATILITY.....................................................  1.65%          B          $15.12      6,156
AXA 2000 MANAGED VOLATILITY.....................................................  1.70%          B          $15.08        687
AXA 2000 MANAGED VOLATILITY.....................................................  1.80%          B          $15.01         29
AXA 2000 MANAGED VOLATILITY.....................................................  1.90%          B          $14.94          4

AXA AGGRESSIVE ALLOCATION.......................................................  1.15%          B          $19.28        568
AXA AGGRESSIVE ALLOCATION.......................................................  1.20%          B          $19.15      1,935
AXA AGGRESSIVE ALLOCATION.......................................................  1.25%          B          $21.09     10,514
AXA AGGRESSIVE ALLOCATION.......................................................  1.30%          B          $19.92     30,721
AXA AGGRESSIVE ALLOCATION.......................................................  1.35%          B          $18.75        630
AXA AGGRESSIVE ALLOCATION.......................................................  1.40%          B          $18.62      2,092
AXA AGGRESSIVE ALLOCATION.......................................................  1.50%          B          $20.34     10,839
AXA AGGRESSIVE ALLOCATION.......................................................  1.55%          B          $18.23     21,680
AXA AGGRESSIVE ALLOCATION.......................................................  1.60%          B          $18.10        915
AXA AGGRESSIVE ALLOCATION.......................................................  1.65%          B          $19.90     46,310
AXA AGGRESSIVE ALLOCATION.......................................................  1.70%          B          $19.75      3,349
AXA AGGRESSIVE ALLOCATION.......................................................  1.70%          B          $19.75        421
AXA AGGRESSIVE ALLOCATION.......................................................  1.90%          B          $17.35         35

AXA BALANCED STRATEGY...........................................................  1.15%          B          $10.49         38
AXA BALANCED STRATEGY...........................................................  1.30%          B          $16.25     17,539
AXA BALANCED STRATEGY...........................................................  1.55%          B          $15.90      4,510
AXA BALANCED STRATEGY...........................................................  1.65%          B          $15.76      3,567
AXA BALANCED STRATEGY...........................................................  1.70%          B          $15.69        221

AXA CONSERVATIVE ALLOCATION.....................................................  1.15%          B          $13.18        259
AXA CONSERVATIVE ALLOCATION.....................................................  1.20%          B          $13.09      2,532
AXA CONSERVATIVE ALLOCATION.....................................................  1.25%          B          $13.63      5,919
AXA CONSERVATIVE ALLOCATION.....................................................  1.30%          B          $13.54     13,229
AXA CONSERVATIVE ALLOCATION.....................................................  1.35%          B          $12.82      1,044
AXA CONSERVATIVE ALLOCATION.....................................................  1.40%          B          $12.73      4,788
AXA CONSERVATIVE ALLOCATION.....................................................  1.50%          B          $13.15      9,983
AXA CONSERVATIVE ALLOCATION.....................................................  1.55%          B          $12.46     11,833
AXA CONSERVATIVE ALLOCATION.....................................................  1.60%          B          $12.38      2,297
AXA CONSERVATIVE ALLOCATION.....................................................  1.65%          B          $12.86     22,707
AXA CONSERVATIVE ALLOCATION.....................................................  1.70%          B          $12.77      2,277
AXA CONSERVATIVE ALLOCATION.....................................................  1.70%          B          $12.77        242
AXA CONSERVATIVE ALLOCATION.....................................................  1.80%          B          $12.03          9

AXA CONSERVATIVE GROWTH STRATEGY................................................  1.30%          B          $14.99      5,981
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.55%          B          $14.67      2,419
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.65%          B          $14.54      2,256
AXA CONSERVATIVE GROWTH STRATEGY................................................  1.70%          B          $14.48        140

AXA CONSERVATIVE STRATEGY.......................................................  1.30%          B          $12.41      4,136
AXA CONSERVATIVE STRATEGY.......................................................  1.55%          B          $12.14      1,589
AXA CONSERVATIVE STRATEGY.......................................................  1.65%          B          $12.04      1,312
AXA CONSERVATIVE STRATEGY.......................................................  1.70%          B          $11.99        151

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------

AXA CONSERVATIVE-PLUS ALLOCATION................................................  0.95%          B          $15.07         --
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.15%          B          $14.65        213
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.20%          B          $14.55      1,873
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.25%          B          $15.40      7,482
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.30%          B          $15.29     12,321
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.35%          B          $14.25        649
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.40%          B          $14.15      3,340
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.50%          B          $14.85      9,888
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.55%          B          $13.85     10,786
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.60%          B          $13.75      1,591
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.65%          B          $14.53     20,429
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.70%          B          $14.43      1,983
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.70%          B          $14.43        122
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.80%          B          $13.37         50
AXA CONSERVATIVE-PLUS ALLOCATION................................................  1.90%          B          $13.18          9

AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  0.95%          B          $29.02          1
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.20%          B          $27.56      1,502
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.25%          B          $35.73      3,102
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.30%          B          $35.36      4,373
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.35%          B          $26.72        770
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.40%          B          $26.45      2,783
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.50%          B          $34.46      4,778
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.55%          B          $25.64      5,593
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.60%          B          $25.38        867
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.65%          B          $33.71      5,943
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.70%          B          $24.86        853
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.80%          B          $24.35         16
AXA GLOBAL EQUITY MANAGED VOLATILITY............................................  1.90%          B          $23.85          2

AXA GROWTH STRATEGY.............................................................  1.30%          B          $19.44     20,217
AXA GROWTH STRATEGY.............................................................  1.55%          B          $19.02      8,598
AXA GROWTH STRATEGY.............................................................  1.65%          B          $18.85      9,130
AXA GROWTH STRATEGY.............................................................  1.70%          B          $18.77        520

AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  0.95%          B          $16.33         44
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.20%          B          $15.58      4,160
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.25%          B          $18.02      6,732
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.30%          B          $17.85      8,332
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.35%          B          $15.14        927
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.40%          B          $15.00      5,634
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.50%          B          $17.38      7,689
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.55%          B          $14.58      8,945
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.60%          B          $14.44      3,247
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.65%          B          $17.00     13,949
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.70%          B          $14.17      1,716
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.80%          B          $13.90         20
AXA INTERNATIONAL CORE MANAGED VOLATILITY.......................................  1.90%          B          $13.64          2

AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  0.95%          B          $24.43          2
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.20%          B          $23.18      1,366
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.25%          B          $17.99      2,959
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.30%          B          $17.80      3,009
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.35%          B          $22.47      1,532
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.40%          B          $22.23      1,771
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.50%          B          $17.34      3,949

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.55%          B          $21.54      2,947
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.60%          B          $21.32        910
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.65%          B          $16.97      5,111
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.70%          B          $20.88        543
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.80%          B          $20.44         18
AXA INTERNATIONAL VALUE MANAGED VOLATILITY......................................  1.90%          B          $20.02          2

AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  0.95%          B          $20.09         42
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.20%          B          $19.15      7,835
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.25%          B          $24.43      7,015
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.30%          B          $24.20      7,217
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.35%          B          $18.60      4,905
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.40%          B          $18.42      9,620
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.50%          B          $23.56      7,107
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.55%          B          $17.90      9,332
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.60%          B          $17.73      7,476
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.65%          B          $23.06     15,625
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.70%          B          $17.39      2,139
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.80%          B          $17.05         72
AXA LARGE CAP CORE MANAGED VOLATILITY...........................................  1.90%          B          $16.73          9

AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  0.95%          B          $36.40          9
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.20%          B          $34.55      6,717
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.25%          B          $29.31     11,917
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.30%          B          $29.00     13,590
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.35%          B          $33.48      3,367
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.40%          B          $33.13     10,062
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.50%          B          $28.26     16,191
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.55%          B          $32.10     12,156
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.60%          B          $31.77      4,831
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.65%          B          $27.66     24,086
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.70%          B          $31.11      2,112
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.80%          B          $30.46         41
AXA LARGE CAP GROWTH MANAGED VOLATILITY.........................................  1.90%          B          $29.83         10

AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  0.95%          B          $25.35          9
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.20%          B          $24.10     10,473
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.25%          B          $20.16     15,883
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.30%          B          $19.95     14,640
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.35%          B          $23.38      5,032
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.40%          B          $23.14     15,135
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.50%          B          $19.44     21,149
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.55%          B          $22.45     13,283
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.60%          B          $22.22      7,019
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.65%          B          $19.02     25,002
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.70%          B          $21.78      2,579
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.80%          B          $21.34        121
AXA LARGE CAP VALUE MANAGED VOLATILITY..........................................  1.90%          B          $20.91         23

AXA MID CAP VALUE MANAGED VOLATILITY............................................  0.95%          B          $32.86          2
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.20%          B          $31.19      3,233
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.25%          B          $27.36      6,017
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.30%          B          $27.07      5,138
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.35%          B          $30.22        415
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.40%          B          $29.91      4,709
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.50%          B          $26.39      8,192

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.55%          B          $28.98       4,663
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.60%          B          $28.68       1,980
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.65%          B          $25.82       9,980
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.70%          B          $28.08       1,151
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.80%          B          $27.50          20
AXA MID CAP VALUE MANAGED VOLATILITY............................................  1.90%          B          $26.93           3

AXA MODERATE ALLOCATION.........................................................  0.95%          B          $72.27          --
AXA MODERATE ALLOCATION.........................................................  1.15%          B          $67.75         231
AXA MODERATE ALLOCATION.........................................................  1.20%          B          $66.66       1,985
AXA MODERATE ALLOCATION.........................................................  1.25%          B          $16.43      29,324
AXA MODERATE ALLOCATION.........................................................  1.30%          B          $16.23      59,491
AXA MODERATE ALLOCATION.........................................................  1.35%          B          $63.51         602
AXA MODERATE ALLOCATION.........................................................  1.40%          B          $62.49       3,577
AXA MODERATE ALLOCATION.........................................................  1.50%          B          $15.85      38,357
AXA MODERATE ALLOCATION.........................................................  1.55%          B          $59.52      10,975
AXA MODERATE ALLOCATION.........................................................  1.60%          B          $58.57       1,482
AXA MODERATE ALLOCATION.........................................................  1.65%          B          $15.51      85,993
AXA MODERATE ALLOCATION.........................................................  1.70%          B          $56.70       1,925
AXA MODERATE ALLOCATION.........................................................  1.80%          B          $54.88          19
AXA MODERATE ALLOCATION.........................................................  1.90%          B          $53.13          --

AXA MODERATE GROWTH STRATEGY....................................................  1.30%          B          $18.12      26,814
AXA MODERATE GROWTH STRATEGY....................................................  1.55%          B          $17.73      10,228
AXA MODERATE GROWTH STRATEGY....................................................  1.65%          B          $17.57       7,581
AXA MODERATE GROWTH STRATEGY....................................................  1.70%          B          $17.50         474

AXA MODERATE-PLUS ALLOCATION....................................................  0.95%          B          $18.22           1
AXA MODERATE-PLUS ALLOCATION....................................................  1.15%          B          $17.72       1,222
AXA MODERATE-PLUS ALLOCATION....................................................  1.20%          B          $17.60       5,890
AXA MODERATE-PLUS ALLOCATION....................................................  1.25%          B          $19.34      41,599
AXA MODERATE-PLUS ALLOCATION....................................................  1.30%          B          $19.20      81,792
AXA MODERATE-PLUS ALLOCATION....................................................  1.35%          B          $17.23       2,052
AXA MODERATE-PLUS ALLOCATION....................................................  1.40%          B          $17.11       9,843
AXA MODERATE-PLUS ALLOCATION....................................................  1.50%          B          $18.65      46,968
AXA MODERATE-PLUS ALLOCATION....................................................  1.55%          B          $16.75      67,460
AXA MODERATE-PLUS ALLOCATION....................................................  1.60%          B          $16.63       4,129
AXA MODERATE-PLUS ALLOCATION....................................................  1.65%          B          $18.25     147,380
AXA MODERATE-PLUS ALLOCATION....................................................  1.70%          B          $18.11      11,012
AXA MODERATE-PLUS ALLOCATION....................................................  1.70%          B          $18.11         857
AXA MODERATE-PLUS ALLOCATION....................................................  1.80%          B          $16.17          29

AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.20%          B          $ 9.34       1,511
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.25%          B          $ 9.32       6,209
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.30%          B          $ 9.30       8,140
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.35%          B          $ 9.28         836
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.40%          B          $ 9.26       3,513
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.50%          B          $ 9.21       8,583
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.55%          B          $ 9.19       6,779
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.60%          B          $ 9.17       1,693
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.65%          B          $ 9.15      17,211
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.70%          B          $ 9.13       1,556
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.80%          B          $ 9.09          14
AXA/AB SHORT DURATION GOVERNMENT BOND...........................................  1.90%          B          $ 9.04           3

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------

AXA/AB SMALL CAP GROWTH.........................................................  0.95%          B          $43.77          2
AXA/AB SMALL CAP GROWTH.........................................................  1.20%          B          $41.54        865
AXA/AB SMALL CAP GROWTH.........................................................  1.25%          B          $32.19      1,650
AXA/AB SMALL CAP GROWTH.........................................................  1.30%          B          $31.85      1,976
AXA/AB SMALL CAP GROWTH.........................................................  1.35%          B          $40.26        703
AXA/AB SMALL CAP GROWTH.........................................................  1.40%          B          $39.84      1,437
AXA/AB SMALL CAP GROWTH.........................................................  1.50%          B          $31.04      2,397
AXA/AB SMALL CAP GROWTH.........................................................  1.55%          B          $38.61      1,704
AXA/AB SMALL CAP GROWTH.........................................................  1.60%          B          $38.20        615
AXA/AB SMALL CAP GROWTH.........................................................  1.65%          B          $30.37      3,008
AXA/AB SMALL CAP GROWTH.........................................................  1.70%          B          $37.41        357
AXA/AB SMALL CAP GROWTH.........................................................  1.80%          B          $36.63          5
AXA/AB SMALL CAP GROWTH.........................................................  1.90%          B          $35.87          1

AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  0.95%          B          $15.17          4
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.20%          B          $14.74      1,975
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.25%          B          $14.66      4,766
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.30%          B          $14.57      7,885
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.35%          B          $14.49        600
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.40%          B          $14.41      3,464
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.50%          B          $14.24      6,439
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.55%          B          $14.16      7,375
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.60%          B          $14.08      1,585
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.65%          B          $14.00     15,198
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.70%          B          $13.92      2,057
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........................................  1.80%          B          $13.76         36

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  0.95%          B          $18.19         --
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.20%          B          $17.67        247
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.25%          B          $17.57        346
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.30%          B          $17.47      1,948
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.35%          B          $17.37         77
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.40%          B          $17.27        256
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.50%          B          $17.08        471
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.55%          B          $16.98      1,260
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.60%          B          $16.88         97
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.65%          B          $16.78      2,500
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.70%          B          $16.69        269
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.................................  1.80%          B          $16.50         --

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  0.95%          B          $13.54          3
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.15%          B          $13.25        453
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.20%          B          $13.18        845
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.25%          B          $13.11      2,908
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.30%          B          $13.04     25,261
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.35%          B          $12.97        374
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.40%          B          $12.90      1,736
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.50%          B          $12.76      3,896
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.55%          B          $12.69     15,344
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.60%          B          $12.62        844
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.65%          B          $12.55     37,641
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.70%          B          $12.49      2,751
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY............................  1.80%          B          $12.35          4

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------

AXA/JANUS ENTERPRISE............................................................  0.95%          B         $ 25.86          3
AXA/JANUS ENTERPRISE............................................................  1.20%          B         $ 25.05        623
AXA/JANUS ENTERPRISE............................................................  1.25%          B         $ 24.89      1,999
AXA/JANUS ENTERPRISE............................................................  1.30%          B         $ 24.73      2,924
AXA/JANUS ENTERPRISE............................................................  1.35%          B         $ 24.57        156
AXA/JANUS ENTERPRISE............................................................  1.40%          B         $ 24.41      1,116
AXA/JANUS ENTERPRISE............................................................  1.50%          B         $ 24.10      2,796
AXA/JANUS ENTERPRISE............................................................  1.55%          B         $ 23.95      3,221
AXA/JANUS ENTERPRISE............................................................  1.60%          B         $ 23.80        282
AXA/JANUS ENTERPRISE............................................................  1.65%          B         $ 23.64      4,348
AXA/JANUS ENTERPRISE............................................................  1.70%          B         $ 23.49        502
AXA/JANUS ENTERPRISE............................................................  1.80%          B         $ 23.19          3

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.20%          B         $ 16.14        257
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.25%          B         $ 16.05        948
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.30%          B         $ 15.96      2,234
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.35%          B         $ 15.87         79
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.40%          B         $ 15.78        352
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.50%          B         $ 15.59        811
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.55%          B         $ 15.51      1,482
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.60%          B         $ 15.42        163
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.65%          B         $ 15.33      4,333
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.70%          B         $ 15.24        436
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..................................  1.80%          B         $ 15.07         --

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.20%          B         $ 13.96        864
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.25%          B         $ 13.88      1,797
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.30%          B         $ 13.80      3,711
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.35%          B         $ 13.72        135
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.40%          B         $ 13.64      1,159
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.50%          B         $ 13.49      2,348
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.55%          B         $ 13.41      2,933
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.60%          B         $ 13.33        499
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.65%          B         $ 13.26      7,101
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.70%          B         $ 13.18      1,383
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..................................  1.80%          B         $ 13.03          1

EQ/COMMON STOCK INDEX...........................................................  0.95%          B         $546.79         --
EQ/COMMON STOCK INDEX...........................................................  1.20%          B         $491.82        129
EQ/COMMON STOCK INDEX...........................................................  1.25%          B         $ 24.24      4,233
EQ/COMMON STOCK INDEX...........................................................  1.30%          B         $ 23.71      3,604
EQ/COMMON STOCK INDEX...........................................................  1.35%          B         $461.49        191
EQ/COMMON STOCK INDEX...........................................................  1.40%          B         $451.78        208
EQ/COMMON STOCK INDEX...........................................................  1.50%          B         $ 23.37      7,341
EQ/COMMON STOCK INDEX...........................................................  1.55%          B         $423.87        258
EQ/COMMON STOCK INDEX...........................................................  1.60%          B         $414.95        102
EQ/COMMON STOCK INDEX...........................................................  1.65%          B         $ 22.87      5,259
EQ/COMMON STOCK INDEX...........................................................  1.70%          B         $397.68         29
EQ/COMMON STOCK INDEX...........................................................  1.80%          B         $381.06          1
EQ/COMMON STOCK INDEX...........................................................  1.90%          B         $365.14          1

EQ/CORE BOND INDEX..............................................................  0.25%          B         $ 10.03          2
EQ/CORE BOND INDEX..............................................................  0.65%          B         $ 10.58         27
EQ/CORE BOND INDEX..............................................................  0.95%          B         $ 15.36          7
EQ/CORE BOND INDEX..............................................................  1.20%          B         $ 14.60      7,059
EQ/CORE BOND INDEX..............................................................  1.25%          B         $ 10.12        921

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
EQ/CORE BOND INDEX..............................................................  1.25%          B          $10.88     14,139
EQ/CORE BOND INDEX..............................................................  1.30%          B          $10.77     15,361
EQ/CORE BOND INDEX..............................................................  1.35%          B          $14.17      2,673
EQ/CORE BOND INDEX..............................................................  1.40%          B          $14.02     11,032
EQ/CORE BOND INDEX..............................................................  1.50%          B          $10.50     19,391
EQ/CORE BOND INDEX..............................................................  1.55%          B          $13.60     12,985
EQ/CORE BOND INDEX..............................................................  1.60%          B          $13.47      5,114
EQ/CORE BOND INDEX..............................................................  1.65%          B          $ 9.59         37
EQ/CORE BOND INDEX..............................................................  1.65%          B          $10.27     23,999
EQ/CORE BOND INDEX..............................................................  1.70%          B          $13.20      2,201
EQ/CORE BOND INDEX..............................................................  1.80%          B          $12.93         50
EQ/CORE BOND INDEX..............................................................  1.90%          B          $12.67          9

EQ/EQUITY 500 INDEX.............................................................  0.25%          B          $11.23          6
EQ/EQUITY 500 INDEX.............................................................  0.65%          B          $24.87         40
EQ/EQUITY 500 INDEX.............................................................  0.95%          B          $63.48          2
EQ/EQUITY 500 INDEX.............................................................  1.20%          B          $59.77      2,646
EQ/EQUITY 500 INDEX.............................................................  1.25%          B          $23.81      1,437
EQ/EQUITY 500 INDEX.............................................................  1.25%          B          $26.73      7,836
EQ/EQUITY 500 INDEX.............................................................  1.30%          B          $26.40      9,043
EQ/EQUITY 500 INDEX.............................................................  1.35%          B          $57.65      1,328
EQ/EQUITY 500 INDEX.............................................................  1.40%          B          $56.95      3,864
EQ/EQUITY 500 INDEX.............................................................  1.50%          B          $25.78      9,479
EQ/EQUITY 500 INDEX.............................................................  1.55%          B          $54.93      4,045
EQ/EQUITY 500 INDEX.............................................................  1.60%          B          $54.27      2,159
EQ/EQUITY 500 INDEX.............................................................  1.65%          B          $18.48        135
EQ/EQUITY 500 INDEX.............................................................  1.65%          B          $25.22     17,673
EQ/EQUITY 500 INDEX.............................................................  1.70%          B          $52.97      1,508
EQ/EQUITY 500 INDEX.............................................................  1.80%          B          $51.70         62
EQ/EQUITY 500 INDEX.............................................................  1.90%          B          $50.46          4

EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.20%          B          $20.59        784
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.25%          B          $10.93      1,130
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.30%          B          $10.78      3,211
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.35%          B          $19.77        179
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.40%          B          $19.51      1,236
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.50%          B          $10.54      1,526
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.55%          B          $18.73      1,523
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.60%          B          $18.48        508
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.65%          B          $10.31      2,740
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.70%          B          $17.98        227
EQ/INTERMEDIATE GOVERNMENT BOND.................................................  1.90%          B          $17.03          1

EQ/INTERNATIONAL EQUITY INDEX...................................................  0.95%          B          $18.22          3
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.20%          B          $17.20      2,688
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.25%          B          $16.56      5,510
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.30%          B          $16.37      6,187
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.35%          B          $16.62        762
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.40%          B          $16.43      3,798
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.50%          B          $15.97      6,453
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.55%          B          $15.87      5,481
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.60%          B          $15.69      1,690
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.65%          B          $15.63     10,945
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.70%          B          $15.33      2,013
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.80%          B          $14.98         15
EQ/INTERNATIONAL EQUITY INDEX...................................................  1.90%          B          $14.63          2

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------

EQ/LARGE CAP GROWTH INDEX.......................................................  0.95%          B         $ 18.75           5
EQ/LARGE CAP GROWTH INDEX.......................................................  1.20%          B         $ 17.88       2,142
EQ/LARGE CAP GROWTH INDEX.......................................................  1.25%          B         $ 31.06       2,374
EQ/LARGE CAP GROWTH INDEX.......................................................  1.30%          B         $ 30.77       3,167
EQ/LARGE CAP GROWTH INDEX.......................................................  1.35%          B         $ 17.38       1,458
EQ/LARGE CAP GROWTH INDEX.......................................................  1.40%          B         $ 17.22       3,804
EQ/LARGE CAP GROWTH INDEX.......................................................  1.50%          B         $ 29.96       3,095
EQ/LARGE CAP GROWTH INDEX.......................................................  1.55%          B         $ 16.74       6,249
EQ/LARGE CAP GROWTH INDEX.......................................................  1.60%          B         $ 16.58       2,335
EQ/LARGE CAP GROWTH INDEX.......................................................  1.65%          B         $ 29.31       5,082
EQ/LARGE CAP GROWTH INDEX.......................................................  1.70%          B         $ 16.27       1,444
EQ/LARGE CAP GROWTH INDEX.......................................................  1.80%          B         $ 15.96          25
EQ/LARGE CAP GROWTH INDEX.......................................................  1.90%          B         $ 15.66           2

EQ/LARGE CAP VALUE INDEX........................................................  0.95%          B         $ 12.23           3
EQ/LARGE CAP VALUE INDEX........................................................  1.20%          B         $ 11.85       1,324
EQ/LARGE CAP VALUE INDEX........................................................  1.25%          B         $ 11.78       4,592
EQ/LARGE CAP VALUE INDEX........................................................  1.30%          B         $ 11.71       6,310
EQ/LARGE CAP VALUE INDEX........................................................  1.35%          B         $ 11.81         422
EQ/LARGE CAP VALUE INDEX........................................................  1.40%          B         $ 11.56       2,181
EQ/LARGE CAP VALUE INDEX........................................................  1.50%          B         $ 11.42       5,641
EQ/LARGE CAP VALUE INDEX........................................................  1.55%          B         $ 11.35       5,409
EQ/LARGE CAP VALUE INDEX........................................................  1.60%          B         $ 11.28         775
EQ/LARGE CAP VALUE INDEX........................................................  1.65%          B         $ 11.21      12,417
EQ/LARGE CAP VALUE INDEX........................................................  1.70%          B         $ 11.14       2,594
EQ/LARGE CAP VALUE INDEX........................................................  1.80%          B         $ 11.00           6

EQ/MID CAP INDEX................................................................  0.95%          B         $ 24.77           1
EQ/MID CAP INDEX................................................................  1.20%          B         $ 23.70       3,330
EQ/MID CAP INDEX................................................................  1.25%          B         $ 27.31       4,219
EQ/MID CAP INDEX................................................................  1.30%          B         $ 27.07       3,989
EQ/MID CAP INDEX................................................................  1.35%          B         $ 23.09         403
EQ/MID CAP INDEX................................................................  1.40%          B         $ 22.89       4,490
EQ/MID CAP INDEX................................................................  1.50%          B         $ 26.33       5,271
EQ/MID CAP INDEX................................................................  1.55%          B         $ 22.29       5,121
EQ/MID CAP INDEX................................................................  1.60%          B         $ 22.10       1,986
EQ/MID CAP INDEX................................................................  1.65%          B         $ 25.77       7,938
EQ/MID CAP INDEX................................................................  1.70%          B         $ 21.71       1,420
EQ/MID CAP INDEX................................................................  1.80%          B         $ 21.33          16
EQ/MID CAP INDEX................................................................  1.90%          B         $ 20.96           1

EQ/MONEY MARKET.................................................................  0.00%          B         $ 44.61          12
EQ/MONEY MARKET++...............................................................  0.25%          B         $100.25          66
EQ/MONEY MARKET++...............................................................  0.65%          B         $  1.00       5,703
EQ/MONEY MARKET.................................................................  0.95%          B         $ 31.51          --
EQ/MONEY MARKET.................................................................  1.15%          B         $ 29.27          29
EQ/MONEY MARKET++...............................................................  1.15%          B         $ 29.36         976
EQ/MONEY MARKET.................................................................  1.20%          B         $ 28.73         478
EQ/MONEY MARKET++...............................................................  1.25%          B         $  1.00     166,056
EQ/MONEY MARKET.................................................................  1.25%          B         $  9.70       1,871
EQ/MONEY MARKET++...............................................................  1.25%          B         $100.05       1,377
EQ/MONEY MARKET.................................................................  1.30%          B         $  9.52       2,484
EQ/MONEY MARKET.................................................................  1.35%          B         $ 27.18         617
EQ/MONEY MARKET.................................................................  1.40%          B         $ 26.68         904
EQ/MONEY MARKET.................................................................  1.50%          B         $  9.36       3,633
EQ/MONEY MARKET.................................................................  1.55%          B         $ 25.24       1,411

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2017

                                                                                                                        UNITS
                                                                                 CONTRACT                            OUTSTANDING
                                                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                                 -------- --------------- ---------- -----------
EQ/MONEY MARKET.................................................................  1.60%          B         $ 24.78        716
EQ/MONEY MARKET++...............................................................  1.65%          B         $  1.00      8,414
EQ/MONEY MARKET.................................................................  1.65%          B         $  9.16      3,856
EQ/MONEY MARKET++...............................................................  1.65%          B         $100.05         68
EQ/MONEY MARKET.................................................................  1.70%          B         $ 23.88        264
EQ/MONEY MARKET.................................................................  1.80%          B         $ 23.01          4

EQ/QUALITY BOND PLUS............................................................  1.20%          B         $ 17.31      4,304
EQ/QUALITY BOND PLUS............................................................  1.25%          B         $ 11.12      8,297
EQ/QUALITY BOND PLUS............................................................  1.30%          B         $ 10.99     13,376
EQ/QUALITY BOND PLUS............................................................  1.35%          B         $ 16.68        531
EQ/QUALITY BOND PLUS............................................................  1.40%          B         $ 16.48      7,296
EQ/QUALITY BOND PLUS............................................................  1.50%          B         $ 10.73     11,823
EQ/QUALITY BOND PLUS............................................................  1.55%          B         $ 15.88      9,284
EQ/QUALITY BOND PLUS............................................................  1.60%          B         $ 15.69      2,423
EQ/QUALITY BOND PLUS............................................................  1.65%          B         $ 10.50     15,946
EQ/QUALITY BOND PLUS............................................................  1.70%          B         $ 15.31      1,608
EQ/QUALITY BOND PLUS............................................................  1.80%          B         $ 14.93         19
EQ/QUALITY BOND PLUS............................................................  1.90%          B         $ 14.57          2

EQ/SMALL COMPANY INDEX..........................................................  0.95%          B         $ 34.43          1
EQ/SMALL COMPANY INDEX..........................................................  1.20%          B         $ 32.73      1,057
EQ/SMALL COMPANY INDEX..........................................................  1.25%          B         $ 27.95      2,179
EQ/SMALL COMPANY INDEX..........................................................  1.30%          B         $ 27.66      2,986
EQ/SMALL COMPANY INDEX..........................................................  1.35%          B         $ 31.75        396
EQ/SMALL COMPANY INDEX..........................................................  1.40%          B         $ 31.43      1,749
EQ/SMALL COMPANY INDEX..........................................................  1.50%          B         $ 26.95      2,677
EQ/SMALL COMPANY INDEX..........................................................  1.55%          B         $ 30.49      2,649
EQ/SMALL COMPANY INDEX..........................................................  1.60%          B         $ 30.18        707
EQ/SMALL COMPANY INDEX..........................................................  1.65%          B         $ 26.37      4,538
EQ/SMALL COMPANY INDEX..........................................................  1.70%          B         $ 29.58        600
EQ/SMALL COMPANY INDEX..........................................................  1.80%          B         $ 28.98          2
EQ/SMALL COMPANY INDEX..........................................................  1.90%          B         $ 28.39          1

MULTIMANAGER TECHNOLOGY.........................................................  0.95%          B         $ 30.42          9
MULTIMANAGER TECHNOLOGY.........................................................  1.20%          B         $ 29.22      1,276
MULTIMANAGER TECHNOLOGY.........................................................  1.25%          B         $ 33.89      1,803
MULTIMANAGER TECHNOLOGY.........................................................  1.30%          B         $ 33.62      2,356
MULTIMANAGER TECHNOLOGY.........................................................  1.35%          B         $ 28.52        275
MULTIMANAGER TECHNOLOGY.........................................................  1.40%          B         $ 28.29      2,351
MULTIMANAGER TECHNOLOGY.........................................................  1.50%          B         $ 32.69      3,110
MULTIMANAGER TECHNOLOGY.........................................................  1.55%          B         $ 27.60      3,412
MULTIMANAGER TECHNOLOGY.........................................................  1.60%          B         $ 27.38        947
MULTIMANAGER TECHNOLOGY.........................................................  1.65%          B         $ 31.98      4,000
MULTIMANAGER TECHNOLOGY.........................................................  1.70%          B         $ 26.94        479
MULTIMANAGER TECHNOLOGY.........................................................  1.80%          B         $ 26.51         10

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, expense risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***Variable Investment Options where Units Outstanding are less than 500 are denoted by a --.
++ This Variable Investment Option is subject to a non-guaranteed fee waiver.
   If the total return on any given day is negative, the contract charges will be waived in its entirety for such dates.

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                        1290 VT GAMCO
                                          1290 VT GAMCO     SMALL       1290 VT      AXA 400     AXA 2000         AXA
                                            MERGERS &      COMPANY      SOCIALLY     MANAGED      MANAGED     AGGRESSIVE
                                          ACQUISITIONS*    VALUE*     RESPONSIBLE* VOLATILITY*  VOLATILITY*   ALLOCATION*
                                          ------------- ------------- ------------ -----------  -----------  ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios.........  $   256,995  $  5,434,801  $   731,679  $ 2,443,562  $ 3,664,891  $ 36,144,708
 Expenses:
   Asset-based charges...................    2,356,891    13,477,501    1,040,417    4,817,711    7,535,067    37,015,854
                                           -----------  ------------  -----------  -----------  -----------  ------------

NET INVESTMENT INCOME (LOSS).............   (2,099,896)   (8,042,700)    (308,738)  (2,374,149)  (3,870,176)     (871,146)
                                           -----------  ------------  -----------  -----------  -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................    1,222,138    59,154,325    1,725,207    7,598,056    8,610,289    59,326,971
   Net realized gain distribution from
    the Portfolios.......................    8,274,435    65,402,305   10,209,887   25,396,047   28,839,069    82,333,944
                                           -----------  ------------  -----------  -----------  -----------  ------------
 Net realized gain (loss)................    9,496,573   124,556,630   11,935,094   32,994,103   37,449,358   141,660,915
                                           -----------  ------------  -----------  -----------  -----------  ------------

 Net change in unrealized appreciation
   (depreciation) of investments.........     (203,321)    7,735,863      515,050   11,328,725   26,563,590   253,769,989
                                           -----------  ------------  -----------  -----------  -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................    9,293,252   132,292,493   12,450,144   44,322,828   64,012,948   395,430,904
                                           -----------  ------------  -----------  -----------  -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............  $ 7,193,356  $124,249,793  $12,141,406  $41,948,679  $60,142,772  $394,559,758
                                           ===========  ============  ===========  ===========  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                        AXA                        AXA       AXA GLOBAL
                                                           AXA      CONSERVATIVE     AXA      CONSERVATIVE-    EQUITY
                                          AXA BALANCED CONSERVATIVE    GROWTH    CONSERVATIVE     PLUS         MANAGED
                                           STRATEGY*   ALLOCATION*   STRATEGY*    STRATEGY*    ALLOCATION*   VOLATILITY*
                                          ------------ ------------ ------------ ------------ ------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $ 5,210,082  $11,371,335  $ 1,918,560   $  914,771   $12,220,341  $  9,698,124
 Expenses:
   Asset-based charges...................   5,922,062   15,813,804    2,423,421    1,361,335    15,736,965    13,362,048
                                          -----------  -----------  -----------   ----------   -----------  ------------

NET INVESTMENT INCOME (LOSS).............    (711,980)  (4,442,469)    (504,861)    (446,564)   (3,516,624)   (3,663,924)
                                          -----------  -----------  -----------   ----------   -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................  14,067,073   (1,676,303)   4,246,855    1,652,746     7,827,800    47,878,790
   Net realized gain distribution from
    the Portfolios.......................   4,064,649   25,002,076    1,572,125      979,422    33,283,761            --
                                          -----------  -----------  -----------   ----------   -----------  ------------
 Net realized gain (loss)................  18,131,722   23,325,773    5,818,980    2,632,168    41,111,561    47,878,790
                                          -----------  -----------  -----------   ----------   -----------  ------------

 Net change in unrealized appreciation
   (depreciation) of investments.........  16,504,520   16,944,121    5,211,262      488,555    36,265,390   152,290,664
                                          -----------  -----------  -----------   ----------   -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  34,636,242   40,269,894   11,030,242    3,120,723    77,376,951   200,169,454
                                          -----------  -----------  -----------   ----------   -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $33,924,262  $35,827,425  $10,525,381   $2,674,159   $73,860,327  $196,505,530
                                          ===========  ===========  ===========   ==========   ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                            AXA           AXA
                                                       INTERNATIONAL INTERNATIONAL AXA LARGE CAP   AXA LARGE   AXA LARGE CAP
                                                           CORE          VALUE         CORE       CAP GROWTH       VALUE
                                           AXA GROWTH     MANAGED       MANAGED       MANAGED       MANAGED       MANAGED
                                           STRATEGY*    VOLATILITY*   VOLATILITY*   VOLATILITY*   VOLATILITY*   VOLATILITY*
                                          -----------  ------------- ------------- ------------- ------------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $10,572,212  $ 15,624,812   $ 8,417,307  $ 15,458,392  $ 14,392,938  $ 40,084,707
 Expenses:
   Asset-based charges...................  10,604,183    14,110,094     6,554,465    23,138,082    44,056,557    38,926,772
                                          -----------  ------------   -----------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS).............     (31,971)    1,514,718     1,862,842    (7,679,690)  (29,663,619)    1,157,935
                                          -----------  ------------   -----------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................  28,517,811    18,505,170    11,981,040    59,454,295   135,773,850   106,914,546
   Net realized gain distribution from
    the Portfolios.......................   6,327,319            --            --   101,307,253   239,313,919            --
                                          -----------  ------------   -----------  ------------  ------------  ------------
 Net realized gain (loss)................  34,845,130    18,505,170    11,981,040   160,761,548   375,087,769   106,914,546
                                          -----------  ------------   -----------  ------------  ------------  ------------

 Net change in unrealized appreciation
   (depreciation) of investments.........  48,902,640   188,210,023    73,392,791   137,357,711   378,152,427   202,227,144
                                          -----------  ------------   -----------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  83,747,770   206,715,193    85,373,831   298,119,259   753,240,196   309,141,690
                                          -----------  ------------   -----------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $83,715,799  $208,229,911   $87,236,673  $290,439,569  $723,576,577  $310,299,625
                                          ===========  ============   ===========  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                           AXA MID CAP                                  AXA      AXA/AB SHORT
                                              VALUE                   AXA MODERATE   MODERATE-     DURATION
                                             MANAGED    AXA MODERATE     GROWTH        PLUS       GOVERNMENT  AXA/AB SMALL
                                           VOLATILITY*  ALLOCATION*    STRATEGY*    ALLOCATION*     BOND*     CAP GROWTH*
                                          ------------  ------------  ------------ ------------  ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $ 12,862,929  $ 56,774,135  $10,916,397  $102,150,404  $ 2,598,640  $ 1,336,394
 Expenses:
   Asset-based charges...................   18,209,176    69,726,730   11,654,249   113,701,019    8,177,915    6,970,079
                                          ------------  ------------  -----------  ------------  -----------  -----------

NET INVESTMENT INCOME (LOSS).............   (5,346,247)  (12,952,595)    (737,852)  (11,550,615)  (5,579,275)  (5,633,685)
                                          ------------  ------------  -----------  ------------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................   94,410,191    59,550,966   29,024,887   (38,397,966)  (1,058,503)   8,665,449
   Net realized gain distribution from
    the Portfolios.......................   77,925,287   155,022,912    9,273,906   324,934,780           --   43,469,309
                                          ------------  ------------  -----------  ------------  -----------  -----------
 Net realized gain (loss)................  172,335,478   214,573,878   38,298,793   286,536,814   (1,058,503)  52,134,758
                                          ------------  ------------  -----------  ------------  -----------  -----------

 Net change in unrealized appreciation
   (depreciation) of investments.........  (40,285,543)  222,563,599   42,206,154   665,055,949     (307,081)  44,639,087
                                          ------------  ------------  -----------  ------------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  132,049,935   437,137,477   80,504,947   951,592,763   (1,365,584)  96,773,845
                                          ------------  ------------  -----------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $126,703,688  $424,184,882  $79,767,095  $940,042,148  $(6,944,859) $91,140,160
                                          ============  ============  ===========  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                       AXA/FRANKLIN AXA/FRANKLIN               AXA/MUTUAL
                                          AXA/FRANKLIN  SMALL CAP    TEMPLETON                  LARGE CAP   AXA/TEMPLETON
                                            BALANCED      VALUE      ALLOCATION                  EQUITY     GLOBAL EQUITY
                                            MANAGED      MANAGED      MANAGED      AXA/JANUS     MANAGED       MANAGED
                                          VOLATILITY*  VOLATILITY*  VOLATILITY*   ENTERPRISE*  VOLATILITY*   VOLATILITY*
                                          ------------ ------------ ------------ ------------  -----------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $18,345,499  $   666,392  $ 19,198,695 $         --  $ 1,750,063   $ 3,919,461
 Expenses:
   Asset-based charges...................  10,986,992    1,915,011    17,580,481    6,086,360    2,576,195     4,227,803
                                          -----------  -----------  ------------ ------------  -----------   -----------

NET INVESTMENT INCOME (LOSS).............   7,358,507   (1,248,619)    1,618,214   (6,086,360)    (826,132)     (308,342)
                                          -----------  -----------  ------------ ------------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................  22,243,082   10,945,269    45,512,867     (683,048)  10,591,583    13,607,526
   Net realized gain distribution from
    the Portfolios.......................          --   10,953,354    20,158,276   44,582,788    9,849,370            --
                                          -----------  -----------  ------------ ------------  -----------   -----------
 Net realized gain (loss)................  22,243,082   21,898,623    65,671,143   43,899,740   20,440,953    13,607,526
                                          -----------  -----------  ------------ ------------  -----------   -----------

 Net change in unrealized appreciation
   (depreciation) of investments.........  29,640,273   (8,681,159)   77,102,593   56,851,041      585,703    36,633,887
                                          -----------  -----------  ------------ ------------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  51,883,355   13,217,464   142,773,736  100,750,781   21,026,656    50,241,413
                                          -----------  -----------  ------------ ------------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $59,241,862  $11,968,845  $144,391,950 $ 94,664,421  $20,200,524   $49,933,071
                                          ===========  ===========  ============ ============  ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                                   EQ/INTERMEDIATE                    EQ/LARGE
                                           EQ/COMMON    EQ/CORE BOND EQ/EQUITY 500   GOVERNMENT    EQ/INTERNATIONAL  CAP GROWTH
                                          STOCK INDEX*     INDEX*       INDEX*          BOND*       EQUITY INDEX*      INDEX*
                                          ------------  ------------ ------------- --------------- ---------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $ 10,965,671  $21,482,252  $ 27,713,465    $ 1,522,055     $ 18,417,768   $  5,002,641
 Expenses:
   Asset-based charges...................   12,386,947   20,317,749    28,601,259      2,707,831       10,042,855      9,687,876
                                          ------------  -----------  ------------    -----------     ------------   ------------

NET INVESTMENT INCOME (LOSS).............   (1,421,276)   1,164,503      (887,794)    (1,185,776)       8,374,913     (4,685,235)
                                          ------------  -----------  ------------    -----------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................   47,762,745     (590,652)  109,227,957        (12,793)      (6,416,796)    25,739,967
   Net realized gain distribution from
    the Portfolios.......................           --           --    17,040,656        102,209               --     27,743,095
                                          ------------  -----------  ------------    -----------     ------------   ------------
 Net realized gain (loss)................   47,762,745     (590,652)  126,268,613         89,416       (6,416,796)    53,483,062
                                          ------------  -----------  ------------    -----------     ------------   ------------

 Net change in unrealized appreciation
   (depreciation) of investments.........  100,991,833     (216,331)  218,871,837       (895,053)     129,056,596    108,970,597
                                          ------------  -----------  ------------    -----------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  148,754,578     (806,983)  345,140,450       (805,637)     122,639,800    162,453,659
                                          ------------  -----------  ------------    -----------     ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $147,333,302  $   357,520  $344,252,656    $(1,991,413)    $131,014,713   $157,768,424
                                          ============  ===========  ============    ===========     ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                                                 EQ/SMALL
                                          EQ/LARGE CAP  EQ/MID CAP     EQ/MONEY    EQ/QUALITY    COMPANY    MULTIMANAGER
                                          VALUE INDEX*    INDEX*       MARKET*     BOND PLUS*     INDEX*    TECHNOLOGY*
                                          ------------ ------------  -----------  -----------  -----------  ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios......... $ 8,363,851  $  8,261,372  $ 2,383,981  $11,532,785  $ 5,561,697  $     23,227
 Expenses:
   Asset-based charges...................   6,935,023    13,406,582    4,882,530   14,376,728    7,903,173     8,293,667
                                          -----------  ------------  -----------  -----------  -----------  ------------

NET INVESTMENT INCOME (LOSS).............   1,428,828    (5,145,210)  (2,498,549)  (2,843,943)  (2,341,476)   (8,270,440)
                                          -----------  ------------  -----------  -----------  -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on
    investments..........................  22,670,565    51,447,795        6,081    1,355,128   15,602,119    43,771,973
   Net realized gain distribution from
    the Portfolios.......................  15,108,006    79,515,998       11,183           --   40,579,163    48,253,337
                                          -----------  ------------  -----------  -----------  -----------  ------------
 Net realized gain (loss)................  37,778,571   130,963,793       17,264    1,355,128   56,181,282    92,025,310
                                          -----------  ------------  -----------  -----------  -----------  ------------

 Net change in unrealized appreciation
   (depreciation) of investments.........  10,684,440    (6,746,232)         345    1,164,039    9,317,963    89,495,056
                                          -----------  ------------  -----------  -----------  -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................  48,463,011   124,217,561       17,609    2,519,167   65,499,245   181,520,366
                                          -----------  ------------  -----------  -----------  -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $49,891,839  $119,072,351  $(2,480,940) $  (324,776) $63,157,769  $173,249,926
                                          ===========  ============  ===========  ===========  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                           1290 VT GAMCO MERGERS &   1290 VT GAMCO SMALL COMPANY
                                ACQUISITIONS*                  VALUE*            1290 VT SOCIALLY RESPONSIBLE*
                         --------------------------  --------------------------  ----------------------------
                             2017          2016          2017          2016          2017           2016
                         ------------  ------------  ------------  ------------   -----------    -----------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $ (2,099,896) $ (2,447,779) $ (8,042,700) $ (8,115,981) $  (308,738)   $  (216,393)
 Net realized gain
   (loss)...............    9,496,573     8,442,743   124,556,630    83,280,483   11,935,094      3,522,526
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........     (203,321)    3,721,844     7,735,863    90,164,773      515,050      1,830,856
                         ------------  ------------  ------------  ------------   -----------    -----------

 Net increase
   (decrease) in net
   assets resulting
   from operations......    7,193,356     9,716,808   124,249,793   165,329,275   12,141,406      5,136,989
                         ------------  ------------  ------------  ------------   -----------    -----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      289,016       822,924     2,057,491     3,815,262      257,194        171,556
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........   (2,306,732)   (5,688,949)  (16,185,143)   (7,500,439)   1,817,637     (3,105,237)
 Redemptions for
   contract benefits
   and terminations.....  (10,269,680)  (12,036,877)  (63,364,383)  (63,088,508)  (4,312,515)    (5,500,703)
 Contract maintenance
   charges..............   (2,709,950)   (2,943,451)  (14,573,171)  (13,947,620)  (1,029,683)    (1,016,447)
                         ------------  ------------  ------------  ------------   -----------    -----------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (14,997,346)  (19,846,353)  (92,065,206)  (80,721,305)  (3,267,367)    (9,450,831)
                         ------------  ------------  ------------  ------------   -----------    -----------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............           (8)           --           (14)           --           --             --
                         ------------  ------------  ------------  ------------   -----------    -----------

NET INCREASE (DECREASE)
 IN NET ASSETS..........   (7,803,998)  (10,129,545)   32,184,573    84,607,970    8,874,039     (4,313,842)
NET ASSETS -- BEGINNING
 OF YEAR................  164,727,581   174,857,126   919,932,414   835,324,444   66,511,678     70,825,520
                         ------------  ------------  ------------  ------------   -----------    -----------

NET ASSETS -- END OF
 YEAR................... $156,923,583  $164,727,581  $952,116,987  $919,932,414  $75,385,717    $66,511,678
                         ============  ============  ============  ============   ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                         AXA 400 MANAGED VOLATILITY* AXA 2000 MANAGED VOLATILITY*   AXA AGGRESSIVE ALLOCATION*
                         --------------------------  --------------------------   ------------------------------
                             2017          2016          2017           2016           2017            2016
                         ------------  ------------  ------------   ------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $ (2,374,149) $ (2,117,048) $ (3,870,176)  $ (3,513,324) $     (871,146) $  (13,310,215)
 Net realized gain
   (loss)...............   32,994,103    14,342,469    37,449,358      5,353,685     141,660,915     144,090,713
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........   11,328,725    37,847,918    26,563,590     83,270,682     253,769,989      25,963,060
                         ------------  ------------  ------------   ------------  --------------  --------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......   41,948,679    50,073,339    60,142,772     85,111,043     394,559,758     156,743,558
                         ------------  ------------  ------------   ------------  --------------  --------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      551,421     1,161,062     1,336,943      2,517,643       6,300,768      20,141,277
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........   (4,562,135)    1,480,223   (10,744,430)   (11,147,443)     11,231,996     (66,331,874)
 Redemptions for
   contract benefits
   and terminations.....  (22,744,906)  (22,908,852)  (39,958,032)   (38,801,586)   (162,467,055)   (172,645,313)
 Contract maintenance
   charges..............   (4,838,262)   (4,630,979)   (7,381,748)    (7,168,784)    (41,735,992)    (41,030,555)
                         ------------  ------------  ------------   ------------  --------------  --------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (31,593,882)  (24,898,546)  (56,747,267)   (54,600,170)   (186,670,283)   (259,866,465)
                         ------------  ------------  ------------   ------------  --------------  --------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............           --            --            --             --              27             (29)
                         ------------  ------------  ------------   ------------  --------------  --------------

INCREASE (DECREASE) IN
 NET ASSETS.............   10,354,797    25,174,793     3,395,505     30,510,873     207,889,502    (103,122,936)
NET ASSETS -- BEGINNING
 OF YEAR................  326,053,349   300,878,556   527,554,422    497,043,549   2,353,407,571   2,456,530,507
                         ------------  ------------  ------------   ------------  --------------  --------------

NET ASSETS -- END OF
 YEAR................... $336,408,146  $326,053,349  $530,949,927   $527,554,422  $2,561,297,073  $2,353,407,571
                         ============  ============  ============   ============  ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                                                       AXA CONSERVATIVE GROWTH
                           AXA BALANCED STRATEGY*     AXA CONSERVATIVE ALLOCATION*            STRATEGY*
                         --------------------------  ------------------------------  --------------------------
                             2017          2016           2017            2016           2017          2016
                         ------------  ------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $   (711,980) $ (2,493,518) $   (4,442,469) $   (6,921,365) $   (504,861) $ (1,111,211)
 Net realized gain
   (loss)...............   18,131,722    10,785,057      23,325,773      10,197,719     5,818,980     4,331,340
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........   16,504,520    10,883,873      16,944,121      13,999,683     5,211,262     2,866,556
                         ------------  ------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......   33,924,262    19,175,412      35,827,425      17,276,037    10,525,381     6,086,685
                         ------------  ------------  --------------  --------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      564,649       255,851       7,010,917      14,863,052       598,114       970,109
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........    1,146,507     2,110,709     (46,595,190)     89,228,080    (4,073,455)   (1,863,843)
 Redemptions for
   contract benefits
   and terminations.....  (43,063,157)  (33,015,609)   (121,337,624)   (149,575,975)  (16,127,333)  (16,055,364)
 Contract maintenance
   charges..............   (6,720,901)   (6,969,568)    (20,994,674)    (23,334,401)   (2,622,966)   (2,777,138)
                         ------------  ------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (48,072,902)  (37,618,617)   (181,916,571)    (68,819,244)  (22,225,640)  (19,726,236)
                         ------------  ------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............          (15)           --             (34)             --             5            (5)
                         ------------  ------------  --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN
 NET ASSETS.............  (14,148,655)  (18,443,205)   (146,089,180)    (51,543,207)  (11,700,254)  (13,639,556)
NET ASSETS -- BEGINNING
 OF YEAR................  430,876,088   449,319,293   1,148,414,038   1,199,957,245   171,677,327   185,316,883
                         ------------  ------------  --------------  --------------  ------------  ------------

NET ASSETS -- END OF
 YEAR................... $416,727,433  $430,876,088  $1,002,324,858  $1,148,414,038  $159,977,073  $171,677,327
                         ============  ============  ==============  ==============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                          AXA CONSERVATIVE-PLUS       AXA GLOBAL EQUITY MANAGED
                         AXA CONSERVATIVE STRATEGY*            ALLOCATION*                   VOLATILITY*
                         --------------------------  ------------------------------  --------------------------
                             2017          2016           2017            2016           2017          2016
                         ------------  ------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $   (446,564) $   (756,663) $   (3,516,624) $   (6,478,141) $ (3,663,924) $ (4,836,448)
 Net realized gain
   (loss)...............    2,632,168     1,548,760      41,111,561      30,030,496    47,878,790    34,509,284
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........      488,555       781,036      36,265,390      10,750,239   152,290,664    (6,646,759)
                         ------------  ------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......    2,674,159     1,573,133      73,860,327      34,302,594   196,505,530    23,026,077
                         ------------  ------------  --------------  --------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      532,282       695,494       6,129,186      11,672,060     2,224,615     6,048,565
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........   (5,605,009)    5,516,537       1,486,783      21,691,078   (17,088,603)  (22,775,807)
 Redemptions for
   contract benefits
   and terminations.....  (10,630,985)  (12,828,297)   (103,115,293)   (115,756,774)  (63,686,289)  (65,403,002)
 Contract maintenance
   charges..............   (1,580,582)   (1,798,877)    (18,564,158)    (19,089,359)  (14,704,325)  (14,623,915)
                         ------------  ------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (17,284,294)   (8,415,143)   (114,063,482)   (101,482,995)  (93,254,602)  (96,754,159)
                         ------------  ------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............            6            (7)              9             (15)          (14)           --
                         ------------  ------------  --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN
 NET ASSETS.............  (14,610,129)   (6,842,017)    (40,203,146)    (67,180,416)  103,250,914   (73,728,082)
NET ASSETS -- BEGINNING
 OF YEAR................  102,861,897   109,703,914   1,076,836,779   1,144,017,195   849,836,576   923,564,658
                         ------------  ------------  --------------  --------------  ------------  ------------

NET ASSETS -- END OF
 YEAR................... $ 88,251,768  $102,861,897  $1,036,633,633  $1,076,836,779  $953,087,490  $849,836,576
                         ============  ============  ==============  ==============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                     AXA INTERNATIONAL CORE MANAGED   AXA INTERNATIONAL VALUE
                            AXA GROWTH STRATEGY*              VOLATILITY*               MANAGED VOLATILITY*
                         --------------------------  ----------------------------   --------------------------
                             2017          2016           2017            2016          2017          2016
                         ------------  ------------  --------------   ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $    (31,971) $ (3,765,538) $    1,514,718   $(10,705,501) $  1,862,842  $ (4,282,177)
 Net realized gain
   (loss)...............   34,845,130    22,186,390      18,505,170     (1,170,079)   11,981,040    (2,804,921)
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........   48,902,640    26,781,958     188,210,023     (1,954,932)   73,392,791     3,139,409
                         ------------  ------------  --------------   ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......   83,715,799    45,202,810     208,229,911    (13,830,512)   87,236,673    (3,947,689)
                         ------------  ------------  --------------   ------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      497,122       810,343       3,390,603      6,657,916     1,761,522     2,967,332
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........   11,445,598     2,403,054      (4,297,896)    (1,021,377)   (8,129,025)      234,043
 Redemptions for
   contract benefits
   and terminations.....  (70,660,849)  (41,533,666)    (68,983,582)   (69,294,853)  (33,096,266)  (31,372,696)
 Contract maintenance
   charges..............  (11,678,277)  (11,663,223)    (15,185,011)   (14,999,578)   (6,507,751)   (6,515,085)
                         ------------  ------------  --------------   ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (70,396,406)  (49,983,492)    (85,075,886)   (78,657,892)  (45,971,520)  (34,686,406)
                         ------------  ------------  --------------   ------------  ------------  ------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............            6            (9)             13            (11)          (11)           (6)
                         ------------  ------------  --------------   ------------  ------------  ------------

INCREASE (DECREASE) IN
 NET ASSETS.............   13,319,399    (4,780,691)    123,154,038    (92,488,415)   41,265,142   (38,634,101)
NET ASSETS -- BEGINNING
 OF YEAR................  725,062,065   729,842,756     883,755,170    976,243,585   420,902,064   459,536,165
                         ------------  ------------  --------------   ------------  ------------  ------------

NET ASSETS -- END OF
 YEAR................... $738,381,464  $725,062,065  $1,006,909,208   $883,755,170  $462,167,206  $420,902,064
                         ============  ============  ==============   ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                           AXA LARGE CAP CORE MANAGED     AXA LARGE CAP GROWTH MANAGED         AXA LARGE CAP VALUE
                                   VOLATILITY*                     VOLATILITY*                 MANAGED VOLATILITY*
                         ------------------------------  ------------------------------  ------------------------------
                              2017            2016            2017            2016            2017            2016
                         --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $   (7,679,690) $   (5,726,260) $  (29,663,619) $  (25,898,015) $    1,157,935  $    5,418,431
 Net realized gain
   (loss)...............    160,761,548      47,484,140     375,087,769     194,306,471     106,914,546      63,693,628
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........    137,357,711      75,709,523     378,152,427     (63,721,460)    202,227,144     266,080,693
                         --------------  --------------  --------------  --------------  --------------  --------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......    290,439,569     117,467,403     723,576,577     104,686,996     310,299,625     335,192,752
                         --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      4,950,455       8,792,811       8,507,641      14,413,227       6,720,483      12,778,036
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........    (33,816,069)    (42,279,218)    (90,892,840)   (106,070,918)    (46,154,584)    (72,917,448)
 Redemptions for
   contract benefits
   and terminations.....   (126,406,398)   (124,196,802)   (227,762,627)   (220,221,534)   (207,777,049)   (205,401,265)
 Contract maintenance
   charges..............    (21,842,719)    (21,928,406)    (44,048,448)    (43,997,718)    (37,809,352)    (38,676,656)
                         --------------  --------------  --------------  --------------  --------------  --------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........   (177,114,731)   (179,611,615)   (354,196,274)   (355,876,943)   (285,020,502)   (304,217,333)
                         --------------  --------------  --------------  --------------  --------------  --------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............              4             (23)            (10)            (19)             --             (35)
                         --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN
 NET ASSETS.............    113,324,842     (62,144,235)    369,380,293    (251,189,966)     25,279,123      30,975,384
NET ASSETS -- BEGINNING
 OF YEAR................  1,518,126,199   1,580,270,434   2,787,378,313   3,038,568,279   2,707,987,285   2,677,011,901
                         --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS -- END OF
 YEAR................... $1,631,451,041  $1,518,126,199  $3,156,758,606  $2,787,378,313  $2,733,266,408  $2,707,987,285
                         ==============  ==============  ==============  ==============  ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                            AXA MID CAP VALUE MANAGED                                        AXA MODERATE GROWTH
                                   VOLATILITY*              AXA MODERATE ALLOCATION*              STRATEGY*
                         ------------------------------  ------------------------------  --------------------------
                              2017            2016            2017            2016           2017          2016
                         --------------  --------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $   (5,346,247) $   (3,056,550) $  (12,952,595) $  (29,865,018) $   (737,852) $ (4,536,259)
 Net realized gain
   (loss)...............    172,335,478      80,269,862     214,573,878     135,824,528    38,298,793    22,735,864
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........    (40,285,543)    101,530,183     222,563,599      72,205,954    42,206,154    26,081,015
                         --------------  --------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......    126,703,688     178,743,495     424,184,882     178,165,464    79,767,095    44,280,620
                         --------------  --------------  --------------  --------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      3,508,940       6,763,077      26,005,342      46,585,662       810,822       741,835
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........    (24,616,818)    (30,936,251)    (40,799,480)    (39,991,540)   (3,921,483)   (2,756,945)
 Redemptions for
   contract benefits
   and terminations.....    (94,632,677)    (94,054,679)   (429,756,035)   (493,879,504)  (77,111,421)  (52,632,898)
 Contract maintenance
   charges..............    (18,494,847)    (18,788,322)    (81,191,379)    (83,903,127)  (13,128,838)  (13,334,869)
                         --------------  --------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........   (134,235,402)   (137,016,175)   (525,741,552)   (571,188,509)  (93,350,920)  (67,982,877)
                         --------------  --------------  --------------  --------------  ------------  ------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............             --             (14)            (38)            (19)          (22)           (6)
                         --------------  --------------  --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN
 NET ASSETS.............     (7,531,714)     41,727,306    (101,556,708)   (393,023,064)  (13,583,847)  (23,702,263)
NET ASSETS -- BEGINNING
 OF YEAR................  1,264,267,361   1,222,540,055   4,750,115,746   5,143,138,810   822,352,652   846,054,915
                         --------------  --------------  --------------  --------------  ------------  ------------

NET ASSETS -- END OF
 YEAR................... $1,256,735,647  $1,264,267,361  $4,648,559,038  $4,750,115,746  $808,768,805  $822,352,652
                         ==============  ==============  ==============  ==============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                            AXA/AB SHORT DURATION
                          AXA MODERATE-PLUS ALLOCATION*       GOVERNMENT BOND*        AXA/AB SMALL CAP GROWTH*
                         ------------------------------  --------------------------  --------------------------
                              2017            2016           2017          2016          2017          2016
                         --------------  --------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $  (11,550,615) $  (47,253,960) $ (5,579,275) $ (8,596,792) $ (5,633,685) $ (4,829,654)
 Net realized gain
   (loss)...............    286,536,814     126,547,288    (1,058,503)   (1,533,275)   52,134,758    36,598,745
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........    665,055,949     325,263,662      (307,081)    1,961,400    44,639,087    13,166,622
                         --------------  --------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......    940,042,148     404,556,990    (6,944,859)   (8,168,667)   91,140,160    44,935,713
                         --------------  --------------  ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......     34,690,555      67,912,064     3,199,053     6,161,194       818,047     1,931,496
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........    (69,759,571)   (137,540,445)    5,553,759    12,589,365    (6,102,612)  (15,201,108)
 Redemptions for
   contract benefits
   and terminations.....   (564,985,812)   (648,849,887)  (48,294,493)  (68,694,122)  (34,166,681)  (32,743,742)
 Contract maintenance
   charges..............   (132,319,929)   (134,623,775)  (10,235,789)  (11,533,115)   (6,801,634)   (6,619,607)
                         --------------  --------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........   (732,374,757)   (853,102,043)  (49,777,470)  (61,476,678)  (46,252,880)  (52,632,961)
                         --------------  --------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............             39             (66)          (10)           (7)           --            (5)
                         --------------  --------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN
 NET ASSETS.............    207,667,430    (448,545,119)  (56,722,339)  (69,645,352)   44,887,280    (7,697,253)
NET ASSETS -- BEGINNING
 OF YEAR................  7,475,605,933   7,924,151,052   573,786,415   643,431,767   461,378,725   469,075,978
                         --------------  --------------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF
 YEAR................... $7,683,273,363  $7,475,605,933  $517,064,076  $573,786,415  $506,266,005  $461,378,725
                         ==============  ==============  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                                                         AXA/FRANKLIN TEMPLETON
                          AXA/FRANKLIN BALANCED MANAGED AXA/FRANKLIN SMALL CAP VALUE       ALLOCATION MANAGED
                                  VOLATILITY*               MANAGED VOLATILITY*                VOLATILITY*
                          ----------------------------  --------------------------   ------------------------------
                              2017           2016           2017           2016           2017            2016
                          ------------   ------------   ------------   ------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)................ $  7,358,507   $  7,310,235   $ (1,248,619)  $ (1,240,778) $    1,618,214  $    1,090,297
 Net realized gain (loss)   22,243,082     19,319,903     21,898,623      7,703,881      65,671,143      37,148,647
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments...........   29,640,273     32,103,915     (8,681,159)    17,351,581      77,102,593      43,818,290
                          ------------   ------------   ------------   ------------  --------------  --------------

 Net increase (decrease)
   in net assets
   resulting from
   operations............   59,241,862     58,734,053     11,968,845     23,814,684     144,391,950      82,057,234
                          ------------   ------------   ------------   ------------  --------------  --------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners........    2,839,158      6,064,354        560,092        678,616       4,002,106      10,936,791
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net..........    9,532,026     33,895,075     (8,961,844)     8,856,528       7,494,862     (20,928,698)
 Redemptions for
   contract benefits and
   terminations..........  (58,966,107)   (66,769,679)    (9,732,696)    (8,557,013)    (92,639,341)   (105,136,091)
 Contract maintenance
   charges...............  (13,134,387)   (12,936,552)    (2,280,729)    (2,122,018)    (19,984,838)    (19,809,655)
                          ------------   ------------   ------------   ------------  --------------  --------------

 Net increase (decrease)
   in net assets
   resulting from
   contractowners
   transactions..........  (59,729,310)   (39,746,802)   (20,415,177)    (1,143,887)   (101,127,211)   (134,937,653)
                          ------------   ------------   ------------   ------------  --------------  --------------

 Net increase (decrease)
   in amount retained by
   AXA in Separate
   Account No. 49........          (23)            --             --             --              --              (7)
                          ------------   ------------   ------------   ------------  --------------  --------------

INCREASE (DECREASE) IN
 NET ASSETS..............     (487,471)    18,987,251     (8,446,332)    22,670,797      43,264,739     (52,880,426)
NET ASSETS -- BEGINNING
 OF YEAR.................  733,525,329    714,538,078    136,223,681    113,552,884   1,130,756,185   1,183,636,611
                          ------------   ------------   ------------   ------------  --------------  --------------

NET ASSETS -- END OF YEAR $733,037,858   $733,525,329   $127,777,349   $136,223,681  $1,174,020,924  $1,130,756,185
                          ============   ============   ============   ============  ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                        AXA/MUTUAL LARGE CAP        AXA/TEMPLETON GLOBAL
                            AXA/JANUS ENTERPRISE*    EQUITY MANAGED VOLATILITY*  EQUITY MANAGED VOLATILITY*
                         --------------------------  --------------------------  --------------------------
                             2017          2016          2017          2016          2017          2016
                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $ (6,086,360) $ (5,927,399) $   (826,132) $  1,090,316  $   (308,342) $ (2,188,836)
 Net realized gain
   (loss)...............   43,899,740    (9,260,168)   20,440,953     8,167,918    13,607,526    12,121,322
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........   56,851,041   (12,004,152)      585,703     8,217,482    36,633,887    (1,015,086)
                         ------------  ------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......   94,664,421   (27,191,719)   20,200,524    17,475,716    49,933,071     8,917,400
                         ------------  ------------  ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      702,999     2,149,193       455,060     1,591,584     1,237,058     2,001,206
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........   (4,859,357)  (19,567,780)    2,374,599    (4,666,195)    7,478,799    (4,365,819)
 Redemptions for
   contract benefits
   and terminations.....  (28,756,806)  (30,031,651)  (13,856,071)  (14,953,478)  (20,782,798)  (21,345,971)
 Contract maintenance
   charges..............   (6,956,443)   (7,147,225)   (3,169,775)   (3,099,102)   (5,018,531)   (4,978,441)
                         ------------  ------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (39,869,607)  (54,597,463)  (14,196,187)  (21,127,191)  (17,085,472)  (28,689,025)
                         ------------  ------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............           15           (15)           --            --            45           (47)
                         ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN
 NET ASSETS.............   54,794,829   (81,789,197)    6,004,337    (3,651,475)   32,847,644   (19,771,672)
NET ASSETS -- BEGINNING
 OF YEAR................  379,966,404   461,755,601   167,036,430   170,687,905   263,062,841   282,834,513
                         ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF
 YEAR................... $434,761,233  $379,966,404  $173,040,767  $167,036,430  $295,910,485  $263,062,841
                         ============  ============  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                           EQ/COMMON STOCK INDEX*          EQ/CORE BOND INDEX*            EQ/EQUITY 500 INDEX*
                         --------------------------  ------------------------------  ------------------------------
                             2017          2016           2017            2016            2017            2016
                         ------------  ------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $ (1,421,276) $    855,932  $    1,164,503  $     (254,463) $     (887,794) $    3,207,230
 Net realized gain
   (loss)...............   47,762,745    35,217,274        (590,652)      5,132,525     126,268,613     109,230,134
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........  100,991,833    40,290,577        (216,331)     (4,807,853)    218,871,837      47,477,790
                         ------------  ------------  --------------  --------------  --------------  --------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......  147,333,302    76,363,783         357,520          70,209     344,252,656     159,915,154
                         ------------  ------------  --------------  --------------  --------------  --------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......    2,080,483     3,752,887       6,551,721      11,385,204       6,809,918      12,252,473
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........   (5,349,429)   (5,884,124)     59,366,898      43,984,313      40,721,638      87,538,279
 Redemptions for
   contract benefits
   and terminations.....  (64,636,855)  (61,768,245)   (120,741,537)   (132,124,770)   (148,866,675)   (121,981,602)
 Contract maintenance
   charges..............  (11,464,771)  (11,200,828)    (21,167,606)    (23,547,348)    (26,433,365)    (24,337,735)
                         ------------  ------------  --------------  --------------  --------------  --------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (79,370,572)  (75,100,310)    (75,990,524)   (100,302,601)   (127,768,484)    (46,528,585)
                         ------------  ------------  --------------  --------------  --------------  --------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............           (6)           (5)            (17)             (6)             (4)             (8)
                         ------------  ------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN
 NET ASSETS.............   67,962,724     1,263,468     (75,633,021)   (100,232,398)    216,484,168     113,386,561
NET ASSETS -- BEGINNING
 OF YEAR................  821,689,657   820,426,189   1,426,250,250   1,526,482,648   1,837,123,246   1,723,736,685
                         ------------  ------------  --------------  --------------  --------------  --------------

NET ASSETS -- END OF
 YEAR................... $889,652,381  $821,689,657  $1,350,617,229  $1,426,250,250  $2,053,607,414  $1,837,123,246
                         ============  ============  ==============  ==============  ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                               EQ/INTERMEDIATE         EQ/INTERNATIONAL EQUITY       EQ/LARGE CAP GROWTH
                              GOVERNMENT BOND*                 INDEX*                      INDEX*
                         --------------------------  --------------------------  --------------------------
                             2017          2016          2017          2016          2017          2016
                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $ (1,185,776) $ (1,689,643) $  8,374,913  $  7,570,932  $ (4,685,235) $ (2,929,115)
 Net realized gain
   (loss)...............       89,416     1,242,154    (6,416,796)  (40,665,552)   53,483,062    60,354,258
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........     (895,053)   (1,473,715)  129,056,596    36,038,392   108,970,597   (29,256,248)
                         ------------  ------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......   (1,991,413)   (1,921,204)  131,014,713     2,943,772   157,768,424    28,168,895
                         ------------  ------------  ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      529,994     2,154,833     2,119,386     4,511,107     1,144,358     1,843,783
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........    4,377,652    10,870,659    37,012,274    11,330,623    17,004,864     5,620,332
 Redemptions for
   contract benefits
   and terminations.....  (17,562,770)  (21,785,171)  (43,653,213)  (47,146,543)  (48,290,889)  (45,397,659)
 Contract maintenance
   charges..............   (2,953,054)   (3,345,913)  (10,794,132)  (10,182,531)   (9,326,107)   (8,817,436)
                         ------------  ------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (15,608,178)  (12,105,592)  (15,315,685)  (41,487,344)  (39,467,774)  (46,750,980)
                         ------------  ------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............          (12)            5            --            --            10           (13)
                         ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN
 NET ASSETS.............  (17,599,603)  (14,026,791)  115,699,028   (38,543,572)  118,300,660   (18,582,098)
NET ASSETS -- BEGINNING
 OF YEAR................  194,695,303   208,722,094   616,896,894   655,440,466   591,159,994   609,742,092
                         ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF
 YEAR................... $177,095,700  $194,695,303  $732,595,922  $616,896,894  $709,460,654  $591,159,994
                         ============  ============  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                          EQ/LARGE CAP VALUE INDEX*       EQ/MID CAP INDEX*              EQ/MONEY MARKET*
                         --------------------------  --------------------------  --------------------------------
                             2017          2016          2017          2016            2017             2016
                         ------------  ------------  ------------  ------------  ---------------  ---------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $  1,428,828  $  2,152,783  $ (5,145,210) $ (3,080,160) $    (2,498,549) $    (4,363,661)
 Net realized gain
   (loss)...............   37,778,571    34,453,161   130,963,793    89,669,204           17,264           (5,859)
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........   10,684,440    21,695,295    (6,746,232)   51,884,441              345            5,784
                         ------------  ------------  ------------  ------------  ---------------  ---------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......   49,891,839    58,301,239   119,072,351   138,473,485       (2,480,940)      (4,363,736)
                         ------------  ------------  ------------  ------------  ---------------  ---------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......    1,566,528     3,746,993     2,319,642     5,102,434    3,787,310,669    3,434,224,607
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........    6,354,223    20,168,003     6,346,904    17,896,475   (3,308,901,811)  (2,807,474,731)
 Redemptions for
   contract benefits
   and terminations.....  (32,503,950)  (31,587,617)  (65,689,041)  (61,404,105)    (592,819,307)    (437,079,367)
 Contract maintenance
   charges..............   (7,591,650)   (7,113,182)  (13,534,098)  (12,695,821)      (3,473,407)      (4,056,425)
                         ------------  ------------  ------------  ------------  ---------------  ---------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........  (32,174,849)  (14,785,803)  (70,556,593)  (51,101,017)    (117,883,856)     185,614,084
                         ------------  ------------  ------------  ------------  ---------------  ---------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............           --            --            (6)       (7,443)             (79)             (43)
                         ------------  ------------  ------------  ------------  ---------------  ---------------

INCREASE (DECREASE) IN
 NET ASSETS.............   17,716,990    43,515,436    48,515,752    87,365,025     (120,364,875)     181,250,305
NET ASSETS -- BEGINNING
 OF YEAR................  458,995,263   415,479,827   898,298,593   810,933,568      707,410,725      526,160,420
                         ------------  ------------  ------------  ------------  ---------------  ---------------

NET ASSETS -- END OF
 YEAR................... $476,712,253  $458,995,263  $946,814,345  $898,298,593  $   587,045,850  $   707,410,725
                         ============  ============  ============  ============  ===============  ===============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                                                            MULTIMANAGER
                              EQ/QUALITY BOND PLUS*        EQ/SMALL COMPANY INDEX*           TECHNOLOGY*
                         ------------------------------  --------------------------  --------------------------
                              2017            2016           2017          2016          2017          2016
                         --------------  --------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS

FROM OPERATIONS:
 Net investment income
   (loss)............... $   (2,843,943) $   (3,920,280) $ (2,341,476) $ (1,591,496) $ (8,270,440) $ (6,859,243)
 Net realized gain
   (loss)...............      1,355,128       4,282,088    56,181,282    42,681,400    92,025,310    59,606,250
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........      1,164,039      (1,598,004)    9,317,963    43,466,257    89,495,056   (20,463,088)
                         --------------  --------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from operations......       (324,776)     (1,236,196)   63,157,769    84,556,161   173,249,926    32,283,919
                         --------------  --------------  ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.......      3,400,507       5,928,368     1,088,173     2,537,778     1,246,823     2,359,788
 Transfers between
   Variable Investment
   Options including
   guaranteed interest
   account, net.........     30,997,974      (9,513,248)    2,000,246    (1,857,678)   11,089,772    (6,152,034)
 Redemptions for
   contract benefits
   and terminations.....    (86,650,869)    (97,995,667)  (36,024,425)  (33,409,226)  (41,285,896)  (35,012,962)
 Contract maintenance
   charges..............    (16,587,182)    (18,615,235)   (7,981,357)   (7,436,156)   (8,254,252)   (7,373,928)
                         --------------  --------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in net
   assets resulting
   from contractowners
   transactions.........    (68,839,570)   (120,195,782)  (40,917,363)  (40,165,282)  (37,203,553)  (46,179,136)
                         --------------  --------------  ------------  ------------  ------------  ------------

 Net increase
   (decrease) in amount
   retained by AXA in
   Separate Account
   No. 49...............             --          15,984           (11)            5            --            (9)
                         --------------  --------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN
 NET ASSETS.............    (69,164,346)   (121,415,994)   22,240,395    44,390,884   136,046,373   (13,895,226)
NET ASSETS -- BEGINNING
 OF YEAR................  1,016,590,929   1,138,006,923   535,220,096   490,829,212   479,103,811   492,999,037
                         --------------  --------------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF
 YEAR................... $  947,426,583  $1,016,590,929  $557,460,491  $535,220,096  $615,150,184  $479,103,811
                         ==============  ==============  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

The change in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

                                                                              2017                        2016
                                                                   --------------------------  --------------------------
                                                                                       NET                         NET
                                                                    UNITS   UNITS    INCREASE   UNITS   UNITS    INCREASE
                                                                   ISSUED  REDEEMED (DECREASE) ISSUED  REDEEMED (DECREASE)
                                                     SHARE CLASS** (000'S) (000'S)   (000'S)   (000'S) (000'S)   (000'S)
                                                   --------------- ------- -------- ---------- ------- -------- ----------
1290 VT GAMCO MERGERS & ACQUISITIONS..............        B           403   (1,379)     (976)     511   (1,892)   (1,381)

1290 VT GAMCO SMALL COMPANY VALUE.................        B           307   (1,623)   (1,316)     485   (1,924)   (1,439)

1290 VT SOCIALLY RESPONSIBLE......................        B           379     (563)     (184)     222     (845)     (623)

AXA 400 MANAGED VOLATILITY........................        B         1,044   (3,236)   (2,192)   1,597   (3,722)   (2,125)

AXA 2000 MANAGED VOLATILITY.......................        B           717   (4,714)   (3,997)     872   (5,497)   (4,625)

AXA AGGRESSIVE ALLOCATION.........................        B         3,217  (13,358)  (10,141)   1,833  (18,512)  (16,679)

AXA BALANCED STRATEGY.............................        B           394   (3,476)   (3,082)     317   (2,918)   (2,601)

AXA CONSERVATIVE ALLOCATION.......................        B         4,917  (19,202)  (14,285)  14,200  (19,578)   (5,378)

AXA CONSERVATIVE GROWTH STRATEGY..................        B           156   (1,691)   (1,535)     320   (1,762)   (1,442)

AXA CONSERVATIVE STRATEGY.........................        B           297   (1,722)   (1,425)   1,185   (1,880)     (695)

AXA CONSERVATIVE-PLUS ALLOCATION..................        B         3,965  (12,027)   (8,062)   6,028  (13,571)   (7,543)

AXA GLOBAL EQUITY MANAGED VOLATILITY..............        B           520   (3,814)   (3,294)     575   (4,612)   (4,037)

AXA GROWTH STRATEGY...............................        B           744   (4,601)   (3,857)     489   (3,549)   (3,060)

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........        B         1,808   (7,496)   (5,688)     854   (6,952)   (6,098)

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........        B           494   (3,057)   (2,563)     847   (3,090)   (2,243)

AXA LARGE CAP CORE MANAGED VOLATILITY.............        B           693  (10,024)   (9,331)     669  (11,791)  (11,122)

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........        B           760  (13,807)  (13,047)     731  (16,558)  (15,827)

AXA LARGE CAP VALUE MANAGED VOLATILITY............        B           475  (15,042)  (14,567)     934  (18,885)  (17,951)

AXA MID CAP VALUE MANAGED VOLATILITY..............        B           416   (5,592)   (5,176)     948   (7,104)   (6,156)

AXA MODERATE ALLOCATION...........................        B         1,119  (28,843)  (27,724)   1,933  (34,492)  (32,559)

AXA MODERATE GROWTH STRATEGY......................        B           429   (5,855)   (5,426)     281   (4,617)   (4,336)

AXA MODERATE-PLUS ALLOCATION......................        B         1,961  (44,504)  (42,543)   1,360  (56,956)  (55,596)

AXA/AB SHORT DURATION GOVERNMENT BOND.............        B         3,070   (8,444)   (5,374)   6,607  (13,139)   (6,532)

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

                                                                          2017                             2016
                                                            -------------------------------  -------------------------------
                                                                                     NET                              NET
                                                              UNITS     UNITS      INCREASE    UNITS     UNITS      INCREASE
                                                             ISSUED    REDEEMED   (DECREASE)  ISSUED    REDEEMED   (DECREASE)
                                              SHARE CLASS**  (000'S)   (000'S)     (000'S)    (000'S)   (000'S)     (000'S)
                                            --------------- --------- ----------  ---------- --------- ----------  ----------

AXA/AB SMALL CAP GROWTH....................        B              663     (2,126)   (1,463)        571     (2,640)   (2,069)

AXA/FRANKLIN BALANCED MANAGED VOLATILITY...        B            2,502     (6,849)   (4,347)      4,609     (7,954)   (3,345)

AXA/FRANKLIN SMALL CAP VALUE MANAGED
 VOLATILITY................................        B              805     (2,103)   (1,298)      1,798     (2,026)     (228)

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED
 VOLATILITY................................        B            2,274    (10,608)   (8,334)      1,593    (14,558)  (12,965)

AXA/JANUS ENTERPRISE.......................        B              756     (2,579)   (1,823)        690     (3,577)   (2,887)

AXA/MUTUAL LARGE CAP EQUITY MANAGED
 VOLATILITY................................        B              570     (1,518)     (948)        365     (2,044)   (1,679)

AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY................................        B            1,510     (2,870)   (1,360)      1,604     (4,278)   (2,674)

EQ/COMMON STOCK INDEX......................        B              433     (2,375)   (1,942)        599     (2,781)   (2,182)

EQ/CORE BOND INDEX.........................        B            4,303    (10,717)   (6,414)      9,499    (17,590)   (8,091)

EQ/EQUITY 500 INDEX........................        B            3,119     (6,874)   (3,755)      6,239     (7,657)   (1,418)

EQ/INTERMEDIATE GOVERNMENT BOND............        B            1,271     (2,539)   (1,268)      2,859     (3,695)     (836)

EQ/INTERNATIONAL EQUITY INDEX..............        B            3,431     (4,437)   (1,006)      2,606     (5,878)   (3,272)

EQ/LARGE CAP GROWTH INDEX..................        B            2,086     (4,169)   (2,083)      2,821     (5,700)   (2,879)

EQ/LARGE CAP VALUE INDEX...................        B            2,705     (5,689)   (2,984)      5,222     (6,945)   (1,723)

EQ/MID CAP INDEX...........................        B            1,395     (4,451)   (3,056)      2,389     (5,146)   (2,757)

EQ/MONEY MARKET............................        B        3,113,452 (3,130,462)  (17,010)  3,481,191 (3,503,769)  (22,578)

EQ/QUALITY BOND PLUS.......................        B            2,315     (7,965)   (5,650)      4,712    (14,155)   (9,443)

EQ/SMALL COMPANY INDEX.....................        B            1,048     (2,571)   (1,523)      1,099     (2,980)   (1,881)

MULTIMANAGER TECHNOLOGY....................        B            1,777     (3,127)   (1,350)      1,753     (3,979)   (2,226)

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 -- Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AXA Premier VIP Trust ("VIP"), and EQ Advisors Trust ("EQAT") (collectively, "the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the Variable Investment Options listed below. The Account presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2017, a Statement of Operations for the year ended December 31, 2017, and a Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016:

     AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Conservative Allocation
  .   AXA Conservative-PLUS Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-PLUS Allocation

     EQ ADVISORS TRUST*
  .   1290 VT GAMCO Mergers & Acquisitions/(1)/
  .   1290 VT GAMCO Small Company Value/(2)/
  .   1290 VT Socially Responsible
  .   AXA 400 Managed Volatility
  .   AXA 2000 Managed Volatility
  .   AXA Balanced Strategy
  .   AXA Conservative Growth Strategy
  .   AXA Conservative Strategy
  .   AXA Global Equity Managed Volatility
  .   AXA Growth Strategy
  .   AXA International Core Managed Volatility
  .   AXA International Value Managed Volatility
  .   AXA Large Cap Core Managed Volatility
  .   AXA Large Cap Growth Managed Volatility
  .   AXA Large Cap Value Managed Volatility
  .   AXA Mid Cap Value Managed Volatility
  .   AXA Moderate Growth Strategy
  .   AXA/AB Short Duration Government Bond
  .   AXA/AB Small Cap Growth
  .   AXA/Franklin Balanced Managed Volatility
  .   AXA/Franklin Small Cap Value Managed Volatility
  .   AXA/Franklin Templeton Allocation Managed Volatility
  .   AXA/Janus Enterprise
  .   AXA/Mutual Large Cap Equity Managed Volatility
  .   AXA/Templeton Global Equity Managed Volatility
  .   EQ/Common Stock Index
  .   EQ/Core Bond Index
  .   EQ/Equity 500 Index
  .   EQ/Intermediate Government Bond
  .   EQ/International Equity Index
  .   EQ/Large Cap Growth Index
  .   EQ/Large Cap Value Index
  .   EQ/Mid Cap Index
  .   EQ/Money Market
  .   EQ/Quality Bond PLUS
  .   EQ/Small Company Index
  .   Multimanager Technology

   (1)Formerly known as EQ/GAMCO Mergers and Acquisitions.
   (2)Formerly known as EQ/GAMCO Small Company Value.


   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes one Variable Investment Option that has not been offered to the public and for which the financial statements have not been included herein.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

1. Organization (Concluded)


   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Structured Capital Strategies, including all contracts issued currently (collectively, the "Contracts"). These annuities in the Accumulator series are offered with the same Variable Investment Options for use as a nonqualified annuity ("NQ") for after-tax contributions only, or when used as an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-shelter annuity ("TSA"). The Accumulator series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and and net realized gain distributions from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Net realized gain (loss ) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis).

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

2. Significant Accounting Policies (Concluded)

   the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46 and/or index fund options of Separate Account No. 68.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46 and/or index fund options of Separate Account No. 68. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1, level 2 and level 3 during the year.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017


4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2017 were as follows:

                                                        PURCHASES        SALES
                                                      -------------- --------------
1290 VT GAMCO MERGERS & ACQUISITIONS................. $   14,706,078 $   23,528,893
1290 VT GAMCO SMALL COMPANY VALUE....................     92,276,437    126,982,052
1290 VT SOCIALLY RESPONSIBLE.........................     17,748,405     11,114,623
AXA 400 MANAGED VOLATILITY...........................     42,505,910     51,077,893
AXA 2000 MANAGED VOLATILITY..........................     42,712,725     74,491,099
AXA AGGRESSIVE ALLOCATION............................    175,466,392    280,673,849
AXA BALANCED STRATEGY................................     15,216,484     59,936,733
AXA CONSERVATIVE ALLOCATION..........................     99,219,513    260,576,510
AXA CONSERVATIVE GROWTH STRATEGY.....................      5,725,283     26,883,654
AXA CONSERVATIVE STRATEGY............................      5,514,488     22,265,918
AXA CONSERVATIVE-PLUS ALLOCATION.....................    101,236,501    185,532,837
AXA GLOBAL EQUITY MANAGED VOLATILITY.................     23,679,779    120,598,319
AXA GROWTH STRATEGY..................................     30,363,652     94,464,703
AXA INTERNATIONAL CORE MANAGED VOLATILITY............     42,653,153    126,214,308
AXA INTERNATIONAL VALUE MANAGED VOLATILITY...........     17,364,459     61,473,148
AXA LARGE CAP CORE MANAGED VOLATILITY................    129,976,123    213,463,287
AXA LARGE CAP GROWTH MANAGED VOLATILITY..............    274,486,358    419,032,342
AXA LARGE CAP VALUE MANAGED VOLATILITY...............     49,776,571    333,639,138
AXA MID CAP VALUE MANAGED VOLATILITY.................    101,711,829    163,368,191
AXA MODERATE ALLOCATION..............................    242,423,171    626,094,444
AXA MODERATE GROWTH STRATEGY.........................     27,434,046    112,248,934
AXA MODERATE-PLUS ALLOCATION.........................    460,809,970    879,800,523
AXA/AB SHORT DURATION GOVERNMENT BOND................     31,205,181     86,561,936
AXA/AB SMALL CAP GROWTH..............................     64,658,259     73,075,516
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............     52,560,537    104,931,363
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......     24,512,501     35,222,942
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.     66,715,173    146,065,895
AXA/JANUS ENTERPRISE.................................     61,051,400     62,424,564
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......     19,829,674     25,002,622
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......     22,649,211     40,042,981
EQ/COMMON STOCK INDEX................................     24,949,230    105,741,084
EQ/CORE BOND INDEX...................................     71,765,408    146,591,447
EQ/EQUITY 500 INDEX..................................    133,120,124    244,735,751
EQ/INTERMEDIATE GOVERNMENT BOND......................     18,870,588     35,562,345
EQ/INTERNATIONAL EQUITY INDEX........................     69,067,422     76,008,194
EQ/LARGE CAP GROWTH INDEX............................     77,111,413     93,521,317
EQ/LARGE CAP VALUE INDEX.............................     52,380,974     68,018,989
EQ/MID CAP INDEX.....................................    119,497,943    115,683,754
EQ/MONEY MARKET......................................  6,765,603,790  6,885,975,090
EQ/QUALITY BOND PLUS.................................     42,067,501    113,751,013
EQ/SMALL COMPANY INDEX...............................     73,679,255     76,358,942
MULTIMANAGER TECHNOLOGY..............................     96,684,178     93,904,834

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017


5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors or (2) directly manages the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.46% to a high of 1.32% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the AXA/AB Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of AXA Large Cap Value Managed Volatility, AXA/AB Short Duration Government Bond and EQ/Quality Bond PLUS. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017


6. Asset-based Charges and Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                            ASSET-BASED                 CURRENT   MAXIMUM
                                                             MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                             EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                             ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997......     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997..................     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000................     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002................     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003...........     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0................................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select.............................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II.......................................     1.10%          0.35%         0.45%      1.90%     1.90%

                                                                            ASSET-BASED                 CURRENT   MAXIMUM
                                                             MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                             EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                             ------------- -------------- ------------ --------- ---------

Accumulator Select issued on or after April 1, 2002.........     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002...........     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003......     0.90%          0.35%         0.25%      1.50%     1.50%

Accumulator Plus 06, 07, 8.0, 9.0...........................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.....     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II........................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0..........................     1.10%          0.30%         0.25%      1.65%     1.65%

Stylus......................................................     0.80%          0.30%         0.05%      1.15%     1.15%

Retirement Income for Life..................................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY).............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/....................................     0.50%            --            --       0.50%     0.50%

Accumulator Express.........................................     0.70%          0.25%           --       0.95%     0.95%

Structured Capital Strategies Series B/(2)/.................     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/...............     0.65%            --            --       0.65%     0.65%

Structured Capital Strategies Series C/(2)/.................     1.65%            --            --       1.65%     1.65%

Structured Capital Strategies 16 Series B/(2)/..............     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies 16 Series ADV/(2)/............     0.25%            --            --       0.25%     0.25%

Structured Capital Strategies 16 Series C/(2)/..............     1.65%            --            --       1.65%     1.65%

Structured Capital Strategies PLUS..........................     1.15%            --            --       1.15%     1.15%

   ----------
  (1)Accumulator Advisor's annual charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

6. Asset-based Charges and Contractowner Charges (Continued)


   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                AMOUNT DEDUCTED             HOW DEDUCTED
              -------                       -----------                ---------------              ------------

Charges for state premium and other  At time of transaction     Varies by state                Applied to an annuity
applicable taxes                                                                               payout option

Annual Administrative Charge         Annually on each contract  Depending on account value,    Unit liquidation from
                                     date anniversary.          in Years 1 to 2 lesser of $30  account value
                                                                or 2% of account value,
                                                                thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative    Unit liquidation from
option administrative fee                                       fee                            account value

Withdrawal charge                    At time of transaction     LOW - 0% in contract year 10   Unit liquidation from
                                                                and thereafter.                account value
                                                                HIGH - 8% in contract years 1
                                                                and 2. The charge is 7% in
                                                                contract years 3 and 4, and
                                                                declines 1% each contract
                                                                year until it reaches 0% in
                                                                contract year 10.
                                                                Note - Depending on the
                                                                contract and/or certain
                                                                elections made under the
                                                                contract, the withdrawal
                                                                charge may or may not apply.

BaseBuilder benefit charge           Annually on each contract  0.30%                          Unit liquidation from
                                     date anniversary.                                         account value

Protection Plus                      Annually on each contract  LOW - 0.20%                    Unit liquidation from
                                     date anniversary.          HIGH - 0.35%                   account value

Guaranteed minimum death benefit
options:

Annual ratchet to age 85             Annually on each contract  LOW - 0.20% of the Annual      Unit liquidation from
                                     date anniversary.          ratchet to age 85              account value
                                                                benefit base
                                                                HIGH - 0.35% of the Annual
                                                                ratchet to age 85
                                                                benefit base

Greater of 4% roll up to age 85 or   Annually on each contract  1.00% of the greater of 4%
Annual ratchet to age 85             date anniversary.          roll-up to age 85 or Annual
                                                                ratchet to age 85 benefit
                                                                base (max to 1.15%)

Greater of 5% rollup to age 85 or    Annually on each contract  LOW - 0.50% of the greater of  Unit liquidation from
annual ratchet to age 85             date anniversary.          5% roll-up to age 85 or        account value
                                                                annual ratchet to age 85
                                                                benefit base
                                                                HIGH - 1.00 % of 5% roll-up
                                                                to age 85 or Annual ratchet
                                                                to age 85 benefit base

6% rollup to age 80 or 70                                       0.20% of 6% roll-up to age 80
                                                                (or 70) benefit base

6% rollup to age 85                  Annually on each contract  LOW - 0.35% of the 6% roll-up  Unit liquidation from
                                     date anniversary.          to age 85 benefit base         account value
                                                                HIGH - 0.45% of the 6%
                                                                roll-up to age 85 benefit
                                                                base

Greater of 6.5%, 6% or 3% rollup to  Annually on each contract  LOW - 0.45% of the 6% roll-up  Unit liquidation from
age 85 or annual ratchet to age 85   date anniversary.          to age 85 benefit base or the  account value
                                                                Annual ratchet to age 85
                                                                benefit base, as applicable
                                                                HIGH - 1.10% of the 6.5%, 6%
                                                                or 3% roll-up to age 85
                                                                benefit base or the Annual
                                                                ratchet to age 85 benefit
                                                                base, as applicable

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

6. Asset-based Charges and Contractowner Charges (Continued)

                                                WHEN CHARGE
               CHARGES                          IS DEDUCTED                 AMOUNT DEDUCTED             HOW DEDUCTED
                -------                         -----------                 ---------------              ------------

Greater of 5% rollup to owner's age 80                               LOW - 0.80% (max 0.95%) of
or Annual ratchet to owner's age 80                                  the 5% roll-up to age 80
                                                                     benefit base or the annual
                                                                     ratchet benefit base, as
                                                                     applicable
                                                                     HIGH - 1.25% (max 1.25%) of
                                                                     the 5% roll-up to age 80
                                                                     benefit base or the annual
                                                                     ratchet benefit base, as
                                                                     applicable

Greater of compounded annual roll-up                                 LOW - 0.80% (max 0.95%) of
to age 85 or annual ratchet to age 85                                the roll-up to age 85 benefit
                                                                     base or annual ratchet to age
                                                                     85 benefit base, as applicable
                                                                     HIGH - 1.05% (max 1.05%) of
                                                                     the roll-up to age 85 benefit
                                                                     base or annual ratchet to age
                                                                     85 benefit base, as applicable

Greater of GMDB I                       Annually on each contract    GMDB I election: 0.80% (max    Unit liquidation from
Greater of GMDB II                      date anniversary.            1.05%)                         account value
                                                                     GMDB II election: 1.00% (max
                                                                     1.25%)

Greater of GMIB I                       Annually on each contract    GMIB I election: 0.80% (max    Unit liquidation from
Greater of GMIB II                      date anniversary.            1.20%)                         account value
                                                                     GMIB II election: 1.00% (max
                                                                     1.40%)

Guaranteed Withdrawal Benefit for Life  Annually on each contract    0.30%                          Unit liquidation from
Enhanced Death Benefit                  date anniversary.                                           account value

Earnings Enhancement Benefit            Annually on each contract    0.35%                          Unit liquidation from
(additional death benefit)              date anniversary.                                           account value

Guaranteed Minimum Income Benefit       Annually on each contract    LOW - 0.45%                    Unit liquidation from
                                        date anniversary.            HIGH - 1.15% (max 1.30%)       account value

Guaranteed Principal Benefit            Annually on first 10         LOW - 100% Guaranteed          Unit liquidation from
                                        contract date anniversaries  Principal Benefit -            account value
                                                                     0.50%
                                                                     HIGH - 125% Guaranteed
                                                                     Principal Benefit -
                                                                     0.75%

Guaranteed Withdrawal Benefit           Annually on each contract    LOW - 5% Withdrawal Option is  Unit liquidation from
                                        date anniversary.            0.35%                          account value
                                                                     (max 0.60%)
                                                                     HIGH - 7% Withdrawal Option
                                                                     is 0.50%
                                                                     (max 0.80%)

Net Loan Interest charge for Rollover   Netted against loan          2.00%                          Unit liquidation from
                                        repayment                                                   account value

Retirement Income for Life Benefit      Annually on contract date    LOW - 0.60% for Single life    Unit liquidation from
charge                                  anniversary.                 0.75% for Joint life           account value
                                                                     HIGH - 0.75% for Single life
                                                                     0.90% for Joint life

Guaranteed Withdrawal Benefit for Life  Annually on each contract    LOW - 0.60% for Single life;   Unit liquidation from
(GWBL)                                  date anniversary.            0.75% for Joint life           account value
                                                                     HIGH - 0.80% for Single life;
                                                                     0.95% for Joint life

Death benefit under converted GWBL      Annually on each contract    The GMDB charge in effect      Unit liquidation from
                                        date anniversary.            prior to conversion will be    account value
                                                                     deducted. Note - Charge will
                                                                     vary depending on combination
                                                                     GMDB elections.

Converted Guaranteed withdrawal         Upon initial conversion and  Single and Joint life -        Unit liquidation from
benefit for life charge                 annually on each contract    charge is equal to the         account value
                                        date anniversary thereafter  percentage of Guaranteed
                                                                     minimum income benefit base
                                                                     charge deducted as the
                                                                     Guaranteed minimum income
                                                                     benefit charge on the
                                                                     conversion effective date.
                                                                     Annual ratchets may increase
                                                                     the charge to a percentage
                                                                     equal to the maximum charge
                                                                     for the Guaranteed minimum
                                                                     income benefit.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

6. Asset-based Charges and Contractowner Charges (Concluded)

                                               WHEN CHARGE
                CHARGES                        IS DEDUCTED               AMOUNT DEDUCTED             HOW DEDUCTED
                 -------                        -----------              ---------------              ------------

Charge for each additional transfer in    At time of transaction  Maximum Charge $35 Current     Unit liquidation from
excess of 12 transfers per contract year                          Charge $0                      account value

Special service charges:

Express mail charge                       At time of transaction  Current and Maximum Charge:    Unit liquidation from
                                                                  $35                            account value

Wire transfer charge                      At time of transaction  Current and Maximum Charge:    Unit liquidation from
                                                                  $90                            account value

Duplicate contract charge                 At time of transaction  Current and Maximum Charge:    Unit liquidation from
                                                                  $35                            account value

Check preparation charge                  At time of transaction  Maximum Charge: $85. Current   Unit liquidation from
                                                                  charge: $0 Note - This charge  account value
                                                                  is currently waived. This
                                                                  waiver may discontinue with
                                                                  or without notice.

Charge for third party transfer or        At time of transaction  Maximum Charge: $125. Current  Unit liquidation from
exchange                                                          charge: $65 Note - This        account value
                                                                  charge is currently waived.
                                                                  This waiver may discontinue
                                                                  with or without notice.

7. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. The lowest and the highest contract charge represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                   YEARS ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                             ---------- ----------------- ----------------- ------------- --------
1290 VT GAMCO MERGERS & ACQUISITIONS
2017  Lowest contract charge 1.20% Class B     $16.42            --                 --            --        4.92%
      Highest contract charge 1.80% Class B    $15.20            --                 --            --        4.25%
      All contract charges                         --         9,910           $156,812          0.16%
2016  Lowest contract charge 1.20% Class B     $15.65            --                 --            --        6.39%
      Highest contract charge 1.80% Class B    $14.58            --                 --            --        5.73%
      All contract charges                         --        10,886           $164,621          0.01%
2015  Lowest contract charge 1.20% Class B     $14.71            --                 --            --        1.38%
      Highest contract charge 1.80% Class B    $13.79            --                 --            --        0.80%
      All contract charges                         --        12,267           $174,758            --
2014  Lowest contract charge 1.20% Class B     $14.51            --                 --            --        0.42%
      Highest contract charge 1.80% Class B    $13.68            --                 --            --       (0.22)%
      All contract charges                         --        13,882           $195,609            --
2013  Lowest contract charge 1.20% Class B     $14.45            --                 --            --        9.64%
      Highest contract charge 1.80% Class B    $13.71            --                 --            --        8.98%
      All contract charges                         --        15,199           $213,867          0.42%
1290 VT GAMCO SMALL COMPANY VALUE
2017  Lowest contract charge 0.95% Class B     $83.48            --                 --            --       15.00%
      Highest contract charge 1.90% Class B    $62.87            --                 --            --       13.89%
      All contract charges                         --        12,480           $952,047          0.59%
2016  Lowest contract charge 0.95% Class B     $72.59            --                 --            --       22.10%
      Highest contract charge 1.90% Class B    $55.20            --                 --            --       20.95%
      All contract charges                         --        13,796           $919,875          0.49%

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                               -------------------------------------------------------------------
                                                          UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                               ---------- ----------------- ----------------- ------------- --------
1290 VT GAMCO SMALL COMPANY VALUE (CONTINUED)
2015   Lowest contract charge 0.95% Class B      $59.45            --                  --           --       (6.60)%
       Highest contract charge 1.90% Class B     $45.64            --                  --           --       (7.50)%
       All contract charges                          --        15,235          $  835,281         0.50%
2014   Lowest contract charge 0.95% Class B      $63.65            --                  --           --        2.09%
       Highest contract charge 1.90% Class B     $49.34            --                  --           --        1.11%
       All contract charges                          --        16,893          $  996,208         0.26%
2013   Lowest contract charge 1.20% Class B      $58.46            --                  --           --       37.42%
       Highest contract charge 1.90% Class B     $48.80            --                  --           --       36.47%
       All contract charges                          --        19,214          $1,115,195         0.27%
1290 VT SOCIALLY RESPONSIBLE
2017   Lowest contract charge 1.20% Class B      $17.21            --                  --           --       19.02%
       Highest contract charge 1.80% Class B     $15.39            --                  --           --       18.29%
       All contract charges                          --         3,872          $   75,311         1.03%
2016   Lowest contract charge 1.20% Class B      $14.46            --                  --           --        8.64%
       Highest contract charge 1.80% Class B     $13.01            --                  --           --        7.97%
       All contract charges                          --         4,056          $   66,449         1.14%
2015   Lowest contract charge 1.20% Class B      $13.31            --                  --           --       (0.75)%
       Highest contract charge 1.80% Class B     $12.05            --                  --           --       (1.39)%
       All contract charges                          --         4,679          $   70,768         0.99%
2014   Lowest contract charge 1.20% Class B      $13.41            --                  --           --       12.22%
       Highest contract charge 1.80% Class B     $12.22            --                  --           --       11.60%
       All contract charges                          --         4,825          $   73,695         0.81%
2013   Lowest contract charge 1.20% Class B      $11.95            --                  --           --       32.78%
       Highest contract charge 1.80% Class B     $10.95            --                  --           --       31.93%
       All contract charges                          --         5,006          $   68,316         0.83%
AXA 400 MANAGED VOLATILITY
2017   Lowest contract charge 0.95% Class B      $15.79            --                  --           --       14.17%
       Highest contract charge 1.90% Class B     $15.10            --                  --           --       13.11%
       All contract charges                          --        21,816          $  336,321         0.74%
2016   Lowest contract charge 0.95% Class B      $13.83            --                  --           --       18.51%
       Highest contract charge 1.90% Class B     $13.35            --                  --           --       17.41%
       All contract charges                          --        24,008          $  325,978         0.75%
2015   Lowest contract charge 0.95% Class B      $11.67            --                  --           --       (4.03)%
       Highest contract charge 1.90% Class B     $11.37            --                  --           --       (5.01)%
       All contract charges                          --        26,133          $  300,803         0.52%
2014   Lowest contract charge 0.95% Class B      $12.16            --                  --           --        7.80%
       Highest contract charge 1.90% Class B     $11.97            --                  --           --        6.78%
       All contract charges                          --        28,178          $  339,704         0.39%
2013   Lowest contract charge 0.95% Class B      $11.28            --                  --           --       10.16%
       Highest contract charge 1.90% Class B     $11.21            --                  --           --        9.47%
       All contract charges                          --        32,380          $  364,050         0.21%
AXA 2000 MANAGED VOLATILITY
2017   Lowest contract charge 0.95% Class B      $15.62            --                  --           --       12.78%
       Highest contract charge 1.90% Class B     $14.94            --                  --           --       11.66%
       All contract charges                          --        34,756          $  530,633         0.70%
2016   Lowest contract charge 0.95% Class B      $13.85            --                  --           --       19.40%
       Highest contract charge 1.90% Class B     $13.38            --                  --           --       18.30%
       All contract charges                          --        38,753          $  527,274         0.72%
2015   Lowest contract charge 0.95% Class B      $11.60            --                  --           --       (6.07)%
       Highest contract charge 1.90% Class B     $11.31            --                  --           --       (6.91)%
       All contract charges                          --        43,378          $  496,898         0.37%
2014   Lowest contract charge 0.95% Class B      $12.35            --                  --           --        3.09%
       Highest contract charge 1.90% Class B     $12.15            --                  --           --        2.10%
       All contract charges                          --        47,930          $  587,010         0.14%
2013   Lowest contract charge 0.95% Class B      $11.98            --                  --           --       16.09%
       Highest contract charge 1.90% Class B     $11.90            --                  --           --       15.31%
       All contract charges                          --        55,799          $  666,178         0.13%

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                ---------- ----------------- ----------------- ------------- --------
AXA AGGRESSIVE ALLOCATION
2017  Lowest contract charge 1.15% Class B        $19.28             --                 --           --       17.70%
      Highest contract charge 1.90% Class B       $17.35             --                 --           --       16.84%
      All contract charges                            --        130,009         $2,561,277         1.46%
2016  Lowest contract charge 1.15% Class B        $16.38             --                 --           --        7.55%
      Highest contract charge 1.90% Class B       $14.85             --                 --           --        6.76%
      All contract charges                            --        140,150         $2,353,275         0.93%
2015  Lowest contract charge 1.15% Class B        $15.23             --                 --           --       (2.87)%
      Highest contract charge 1.90% Class B       $13.91             --                 --           --       (3.60)%
      All contract charges                            --        156,829         $2,456,477         0.92%
2014  Lowest contract charge 0.95% Class B        $16.03             --                 --           --        3.75%
      Highest contract charge 1.90% Class B       $14.43             --                 --           --        2.70%
      All contract charges                            --        168,969         $2,736,776         1.52%
2013  Lowest contract charge 0.95% Class B        $15.45             --                 --           --       25.20%
      Highest contract charge 1.90% Class B       $14.05             --                 --           --       24.01%
      All contract charges                            --        189,765         $2,977,598         2.41%
AXA BALANCED STRATEGY
2017  Lowest contract charge 1.15% Class B (b)    $10.49             --                 --           --        4.80%
      Highest contract charge 1.70% Class B       $15.69             --                 --           --        7.98%
      All contract charges                            --         25,875         $  416,713         1.23%
2016  Lowest contract charge 1.30% Class B        $14.98             --                 --           --        4.61%
      Highest contract charge 1.70% Class B       $14.53             --                 --           --        4.23%
      All contract charges                            --         28,957         $  430,865         0.83%
2015  Lowest contract charge 1.30% Class B        $14.32             --                 --           --       (1.98)%
      Highest contract charge 1.70% Class B       $13.94             --                 --           --       (2.38)%
      All contract charges                            --         31,558         $  449,309         0.94%
2014  Lowest contract charge 1.30% Class B        $14.61             --                 --           --        3.03%
      Highest contract charge 1.70% Class B       $14.28             --                 --           --        2.66%
      All contract charges                            --         34,424         $  500,035         1.07%
2013  Lowest contract charge 1.30% Class B        $14.18             --                 --           --       12.18%
      Highest contract charge 1.70% Class B       $13.91             --                 --           --       11.73%
      All contract charges                            --         37,063         $  523,023         1.88%
AXA CONSERVATIVE ALLOCATION
2017  Lowest contract charge 1.15% Class B        $13.18             --                 --           --        3.70%
      Highest contract charge 1.80% Class B       $12.03             --                 --           --        3.08%
      All contract charges                            --         77,119         $1,002,197         1.07%
2016  Lowest contract charge 1.15% Class B        $12.71             --                 --           --        1.76%
      Highest contract charge 1.80% Class B       $11.67             --                 --           --        1.04%
      All contract charges                            --         91,404         $1,148,298         0.92%
2015  Lowest contract charge 1.15% Class B        $12.49             --                 --           --       (1.42)%
      Highest contract charge 1.80% Class B       $11.55             --                 --           --       (2.04)%
      All contract charges                            --         96,782         $1,199,846         0.79%
2014  Lowest contract charge 1.15% Class B        $12.67             --                 --           --        1.44%
      Highest contract charge 1.80% Class B       $11.79             --                 --           --        0.77%
      All contract charges                            --        105,431         $1,329,811         0.81%
2013  Lowest contract charge 1.15% Class B        $12.49             --                 --           --        3.14%
      Highest contract charge 1.80% Class B       $11.70             --                 --           --        2.45%
      All contract charges                            --        126,099         $1,573,697         0.82%
AXA CONSERVATIVE GROWTH STRATEGY
2017  Lowest contract charge 1.30% Class B        $14.99             --                 --           --        6.54%
      Highest contract charge 1.70% Class B       $14.48             --                 --           --        6.16%
      All contract charges                            --         10,796         $  159,970         1.14%
2016  Lowest contract charge 1.30% Class B        $14.07             --                 --           --        3.61%
      Highest contract charge 1.70% Class B       $13.64             --                 --           --        3.18%
      All contract charges                            --         12,331         $  171,672         0.82%
2015  Lowest contract charge 1.30% Class B        $13.58             --                 --           --       (1.74)%
      Highest contract charge 1.70% Class B       $13.22             --                 --           --       (2.15)%
      All contract charges                            --         13,773         $  185,312         0.90%

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                             ---------- ----------------- ----------------- ------------- --------
AXA CONSERVATIVE GROWTH STRATEGY (CONTINUED)
2014  Lowest contract charge 1.30% Class B     $13.82             --                 --           --        2.45%
      Highest contract charge 1.70% Class B    $13.51             --                 --           --        2.04%
      All contract charges                         --         15,121         $  207,400         0.96%
2013  Lowest contract charge 1.30% Class B     $13.49             --                 --           --        9.14%
      Highest contract charge 1.70% Class B    $13.24             --                 --           --        8.70%
      All contract charges                         --         16,819         $  225,420         1.55%
AXA CONSERVATIVE STRATEGY
2017  Lowest contract charge 1.30% Class B     $12.41             --                 --           --        2.90%
      Highest contract charge 1.70% Class B    $11.99             --                 --           --        2.57%
      All contract charges                         --          7,188         $   88,246         0.96%
2016  Lowest contract charge 1.30% Class B     $12.06             --                 --           --        1.52%
      Highest contract charge 1.70% Class B    $11.69             --                 --           --        1.04%
      All contract charges                         --          8,613         $  102,857         0.75%
2015  Lowest contract charge 1.30% Class B     $11.88             --                 --           --       (1.49)%
      Highest contract charge 1.70% Class B    $11.57             --                 --           --       (1.87)%
      All contract charges                         --          9,308         $  109,700         0.78%
2014  Lowest contract charge 1.30% Class B     $12.06             --                 --           --        1.26%
      Highest contract charge 1.70% Class B    $11.79             --                 --           --        0.86%
      All contract charges                         --          9,908         $  118,588         0.71%
2013  Lowest contract charge 1.30% Class B     $11.91             --                 --           --        3.03%
      Highest contract charge 1.70% Class B    $11.69             --                 --           --        2.63%
      All contract charges                         --         11,206         $  132,622         0.96%
AXA CONSERVATIVE-PLUS ALLOCATION
2017  Lowest contract charge 0.95% Class B     $15.07             --                 --           --        7.80%
      Highest contract charge 1.90% Class B    $13.18             --                 --           --        6.72%
      All contract charges                         --         70,736         $1,036,558         1.16%
2016  Lowest contract charge 0.95% Class B     $13.98             --                 --           --        3.71%
      Highest contract charge 1.90% Class B    $12.35             --                 --           --        2.75%
      All contract charges                         --         78,798         $1,076,771         0.90%
2015  Lowest contract charge 0.95% Class B     $13.48             --                 --           --       (1.53)%
      Highest contract charge 1.90% Class B    $12.02             --                 --           --       (2.51)%
      All contract charges                         --         86,341         $1,143,950         0.79%
2014  Lowest contract charge 1.15% Class B     $13.40             --                 --           --        1.98%
      Highest contract charge 1.90% Class B    $12.33             --                 --           --        1.23%
      All contract charges                         --         97,797         $1,324,016         0.94%
2013  Lowest contract charge 1.15% Class B     $13.14             --                 --           --        8.96%
      Highest contract charge 1.90% Class B    $12.18             --                 --           --        8.07%
      All contract charges                         --        114,476         $1,525,429         1.29%
AXA GLOBAL EQUITY MANAGED VOLATILITY
2017  Lowest contract charge 0.95% Class B     $29.02             --                 --           --       24.87%
      Highest contract charge 1.90% Class B    $23.85             --                 --           --       23.70%
      All contract charges                         --         30,583         $  953,068         1.06%
2016  Lowest contract charge 0.95% Class B     $23.24             --                 --           --        3.52%
      Highest contract charge 1.90% Class B    $19.28             --                 --           --        2.50%
      All contract charges                         --         33,877         $  849,825         0.91%
2015  Lowest contract charge 0.95% Class B     $22.45             --                 --           --       (2.69)%
      Highest contract charge 1.90% Class B    $18.81             --                 --           --       (3.59)%
      All contract charges                         --         37,914         $  923,557         0.86%
2014  Lowest contract charge 0.95% Class B     $23.07             --                 --           --        0.74%
      Highest contract charge 1.90% Class B    $19.51             --                 --           --       (0.26)%
      All contract charges                         --         42,203         $1,061,896         0.92%
2013  Lowest contract charge 0.95% Class B     $22.90             --                 --           --       19.21%
      Highest contract charge 1.90% Class B    $19.56             --                 --           --       18.04%
      All contract charges                         --         48,803         $1,226,262         0.91%

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                             ---------- ----------------- ----------------- ------------- --------
AXA GROWTH STRATEGY
2017  Lowest contract charge 1.30% Class B     $19.44            --                  --           --       12.24%
      Highest contract charge 1.70% Class B    $18.77            --                  --           --       11.79%
      All contract charges                         --        38,465          $  738,367         1.44%
2016  Lowest contract charge 1.30% Class B     $17.32            --                  --           --        6.72%
      Highest contract charge 1.70% Class B    $16.79            --                  --           --        6.27%
      All contract charges                         --        42,322          $  725,052         0.92%
2015  Lowest contract charge 1.30% Class B     $16.23            --                  --           --       (2.29)%
      Highest contract charge 1.70% Class B    $15.80            --                  --           --       (2.65)%
      All contract charges                         --        45,382          $  729,835         1.10%
2014  Lowest contract charge 1.30% Class B     $16.61            --                  --           --        4.27%
      Highest contract charge 1.70% Class B    $16.23            --                  --           --        3.77%
      All contract charges                         --        47,965          $  790,224         1.32%
2013  Lowest contract charge 1.30% Class B     $15.93            --                  --           --       18.62%
      Highest contract charge 1.70% Class B    $15.64            --                  --           --       18.22%
      All contract charges                         --        50,889          $  805,226         2.54%
AXA INTERNATIONAL CORE MANAGED VOLATILITY
2017  Lowest contract charge 0.95% Class B     $16.33            --                  --           --       25.13%
      Highest contract charge 1.90% Class B    $13.64            --                  --           --       23.89%
      All contract charges                         --        61,397          $1,006,860         1.63%
2016  Lowest contract charge 0.95% Class B     $13.05            --                  --           --       (0.76)%
      Highest contract charge 1.90% Class B    $11.01            --                  --           --       (1.70)%
      All contract charges                         --        67,085          $  883,719         0.28%
2015  Lowest contract charge 0.95% Class B     $13.15            --                  --           --       (5.26)%
      Highest contract charge 1.90% Class B    $11.20            --                  --           --       (6.12)%
      All contract charges                         --        73,183          $  976,132         0.06%
2014  Lowest contract charge 0.95% Class B     $13.88            --                  --           --       (7.10)%
      Highest contract charge 1.90% Class B    $11.93            --                  --           --       (8.02)%
      All contract charges                         --        78,776          $1,113,975         1.25%
2013  Lowest contract charge 0.95% Class B     $14.94            --                  --           --       16.36%
      Highest contract charge 1.90% Class B    $12.97            --                  --           --       15.29%
      All contract charges                         --        88,401          $1,353,614         1.10%
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
2017  Lowest contract charge 0.95% Class B     $24.43            --                  --           --       22.21%
      Highest contract charge 1.90% Class B    $20.02            --                  --           --       21.04%
      All contract charges                         --        24,119          $  462,137         1.87%
2016  Lowest contract charge 0.95% Class B     $19.99            --                  --           --       (0.20)%
      Highest contract charge 1.90% Class B    $16.54            --                  --           --       (1.14)%
      All contract charges                         --        26,682          $  420,879         0.46%
2015  Lowest contract charge 0.95% Class B     $20.03            --                  --           --       (4.07)%
      Highest contract charge 1.90% Class B    $16.73            --                  --           --       (5.00)%
      All contract charges                         --        28,925          $  459,514         0.10%
2014  Lowest contract charge 0.95% Class B     $20.88            --                  --           --       (8.06)%
      Highest contract charge 1.90% Class B    $17.61            --                  --           --       (8.95)%
      All contract charges                         --        30,321          $  505,905         1.57%
2013  Lowest contract charge 0.95% Class B     $22.71            --                  --           --       18.16%
      Highest contract charge 1.90% Class B    $19.34            --                  --           --       17.07%
      All contract charges                         --        33,042          $  602,056         1.10%
AXA LARGE CAP CORE MANAGED VOLATILITY
2017  Lowest contract charge 0.95% Class B     $20.09            --                  --           --       20.81%
      Highest contract charge 1.90% Class B    $16.73            --                  --           --       19.67%
      All contract charges                         --        78,394          $1,631,217         0.98%
2016  Lowest contract charge 0.95% Class B     $16.63            --                  --           --        8.76%
      Highest contract charge 1.90% Class B    $13.98            --                  --           --        7.70%
      All contract charges                         --        87,725          $1,517,940         1.08%
2015  Lowest contract charge 0.95% Class B     $15.29            --                  --           --       (0.59)%
      Highest contract charge 1.90% Class B    $12.98            --                  --           --       (1.52)%
      All contract charges                         --        98,847          $1,580,036         0.90%

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA LARGE CAP CORE MANAGED VOLATILITY (CONTINUED)
2014     Lowest contract charge 0.95% Class B        $15.38             --                 --           --       10.57%
         Highest contract charge 1.90% Class B       $13.18             --                 --           --        9.47%
         All contract charges                            --        110,272         $1,779,972         0.90%
2013     Lowest contract charge 0.95% Class B        $13.91             --                 --           --       30.37%
         Highest contract charge 1.90% Class B       $12.04             --                 --           --       29.05%
         All contract charges                            --        126,392         $1,855,878         0.82%
AXA LARGE CAP GROWTH MANAGED VOLATILITY
2017     Lowest contract charge 0.95% Class B        $36.40             --                 --           --       27.99%
         Highest contract charge 1.90% Class B       $29.83             --                 --           --       26.77%
         All contract charges                            --        105,089         $3,156,653         0.48%
2016     Lowest contract charge 0.95% Class B        $28.44             --                 --           --        4.52%
         Highest contract charge 1.90% Class B       $23.53             --                 --           --        3.52%
         All contract charges                            --        118,136         $2,787,263         0.55%
2015     Lowest contract charge 0.95% Class B        $27.21             --                 --           --        3.03%
         Highest contract charge 1.90% Class B       $22.73             --                 --           --        2.07%
         All contract charges                            --        133,963         $3,037,986         0.28%
2014     Lowest contract charge 0.95% Class B        $26.41             --                 --           --       10.04%
         Highest contract charge 1.90% Class B       $22.27             --                 --           --        8.95%
         All contract charges                            --        152,170         $3,367,045         0.18%
2013     Lowest contract charge 0.95% Class B        $24.00             --                 --           --       34.08%
         Highest contract charge 1.90% Class B       $20.44             --                 --           --       32.81%
         All contract charges                            --        178,037         $3,596,867         0.27%
AXA LARGE CAP VALUE MANAGED VOLATILITY
2017     Lowest contract charge 0.95% Class B        $25.35             --                 --           --       12.77%
         Highest contract charge 1.90% Class B       $20.91             --                 --           --       11.70%
         All contract charges                            --        130,348         $2,733,176         1.49%
2016     Lowest contract charge 0.95% Class B        $22.48             --                 --           --       14.23%
         Highest contract charge 1.90% Class B       $18.72             --                 --           --       13.11%
         All contract charges                            --        144,915         $2,707,920         1.66%
2015     Lowest contract charge 0.95% Class B        $19.68             --                 --           --       (4.93)%
         Highest contract charge 1.90% Class B       $16.55             --                 --           --       (5.81)%
         All contract charges                            --        162,866         $2,676,706         1.54%
2014     Lowest contract charge 0.95% Class B        $20.70             --                 --           --       11.17%
         Highest contract charge 1.90% Class B       $17.57             --                 --           --       10.09%
         All contract charges                            --        182,902         $3,177,920         1.30%
2013     Lowest contract charge 0.95% Class B        $18.62             --                 --           --       31.22%
         Highest contract charge 1.90% Class B       $15.96             --                 --           --       29.97%
         All contract charges                            --        211,585         $3,321,080         1.62%
AXA MID CAP VALUE MANAGED VOLATILITY
2017     Lowest contract charge 0.95% Class B        $32.86             --                 --           --       11.28%
         Highest contract charge 1.90% Class B       $26.93             --                 --           --       10.19%
         All contract charges                            --         45,503         $1,256,646         1.03%
2016     Lowest contract charge 0.95% Class B        $29.53             --                 --           --       16.54%
         Highest contract charge 1.90% Class B       $24.44             --                 --           --       15.45%
         All contract charges                            --         50,679         $1,264,192         1.21%
2015     Lowest contract charge 0.95% Class B        $25.34             --                 --           --       (4.45)%
         Highest contract charge 1.90% Class B       $21.17             --                 --           --       (5.36)%
         All contract charges                            --         56,835         $1,222,477         0.74%
2014     Lowest contract charge 0.95% Class B        $26.52             --                 --           --        9.81%
         Highest contract charge 1.90% Class B       $22.37             --                 --           --        8.75%
         All contract charges                            --         63,052         $1,427,127         0.57%
2013     Lowest contract charge 0.95% Class B        $24.15             --                 --           --       31.82%
         Highest contract charge 1.90% Class B       $20.57             --                 --           --       30.60%
         All contract charges                            --         70,890         $1,467,915         0.57%
AXA MODERATE ALLOCATION
2017     Lowest contract charge 0.95% Class B        $72.27             --                 --           --       10.00%
         Highest contract charge 1.90% Class B       $53.13             --                 --           --        8.94%
         All contract charges                            --        233,961         $4,648,305         1.21%

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                             ---------- ----------------- ----------------- ------------- --------
AXA MODERATE ALLOCATION (CONTINUED)
2016  Lowest contract charge 0.95% Class B     $65.70             --                 --           --        4.35%
      Highest contract charge 1.90% Class B    $48.77             --                 --           --        3.37%
      All contract charges                         --        261,685         $4,749,907         0.87%
2015  Lowest contract charge 0.95% Class B     $62.96             --                 --           --       (1.82)%
      Highest contract charge 1.90% Class B    $47.18             --                 --           --       (2.76)%
      All contract charges                         --        294,244         $5,142,914         0.79%
2014  Lowest contract charge 0.95% Class B     $64.13             --                 --           --        2.05%
      Highest contract charge 1.90% Class B    $48.52             --                 --           --        1.06%
      All contract charges                         --        329,752         $5,895,951         1.05%
2013  Lowest contract charge 0.95% Class B     $62.84             --                 --           --       12.03%
      Highest contract charge 1.90% Class B    $48.01             --                 --           --       10.98%
      All contract charges                         --        377,601         $6,624,903         1.52%
AXA MODERATE GROWTH STRATEGY
2017  Lowest contract charge 1.30% Class B     $18.12             --                 --           --       10.35%
      Highest contract charge 1.70% Class B    $17.50             --                 --           --        9.92%
      All contract charges                         --         45,097         $  808,657         1.33%
2016  Lowest contract charge 1.30% Class B     $16.42             --                 --           --        5.66%
      Highest contract charge 1.70% Class B    $15.92             --                 --           --        5.22%
      All contract charges                         --         50,523         $  822,255         0.87%
2015  Lowest contract charge 1.30% Class B     $15.54             --                 --           --       (2.08)%
      Highest contract charge 1.70% Class B    $15.13             --                 --           --       (2.45)%
      All contract charges                         --         54,859         $  845,964         1.02%
2014  Lowest contract charge 1.30% Class B     $15.87             --                 --           --        3.66%
      Highest contract charge 1.70% Class B    $15.51             --                 --           --        3.19%
      All contract charges                         --         59,395         $  936,247         1.17%
2013  Lowest contract charge 1.30% Class B     $15.31             --                 --           --       15.37%
      Highest contract charge 1.70% Class B    $15.03             --                 --           --       14.91%
      All contract charges                         --         63,802         $  971,458         2.15%
AXA MODERATE-PLUS ALLOCATION
2017  Lowest contract charge 0.95% Class B     $18.22             --                 --           --       13.80%
      Highest contract charge 1.80% Class B    $16.17             --                 --           --       12.84%
      All contract charges                         --        420,234         $7,682,872         1.35%
2016  Lowest contract charge 0.95% Class B     $16.01             --                 --           --        6.24%
      Highest contract charge 1.80% Class B    $14.33             --                 --           --        5.37%
      All contract charges                         --        462,777         $7,475,281         0.87%
2015  Lowest contract charge 0.95% Class B     $15.07             --                 --           --       (2.21)%
      Highest contract charge 1.80% Class B    $13.60             --                 --           --       (3.06)%
      All contract charges                         --        518,373         $7,924,005         0.86%
2014  Lowest contract charge 0.95% Class B     $15.41             --                 --           --        2.73%
      Highest contract charge 1.80% Class B    $14.03             --                 --           --        1.89%
      All contract charges                         --        572,392         $8,998,589         1.26%
2013  Lowest contract charge 0.95% Class B     $15.00             --                 --           --       18.67%
      Highest contract charge 1.80% Class B    $13.77             --                 --           --       17.59%
      All contract charges                         --        647,063         $9,954,393         2.00%
AXA/AB SHORT DURATION GOVERNMENT BOND
2017  Lowest contract charge 0.95% Class B     $ 9.45             --                 --           --       (0.74)%
      Highest contract charge 1.90% Class B    $ 9.04             --                 --           --       (1.74)%
      All contract charges                         --         56,048         $  516,742         0.48%
2016  Lowest contract charge 0.95% Class B     $ 9.52             --                 --           --       (0.83)%
      Highest contract charge 1.90% Class B    $ 9.20             --                 --           --       (1.71)%
      All contract charges                         --         61,422         $  573,463         0.09%
2015  Lowest contract charge 0.95% Class B     $ 9.60             --                 --           --       (1.44)%
      Highest contract charge 1.90% Class B    $ 9.36             --                 --           --       (2.40)%
      All contract charges                         --         67,954         $  643,138           --

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                   ---------- ----------------- ----------------- ------------- --------
AXA/AB SHORT DURATION GOVERNMENT BOND (CONTINUED)
2014    Lowest contract charge 0.95% Class B         $ 9.74            --                 --            --       (1.42)%
        Highest contract charge 1.90% Class B        $ 9.59            --                 --            --       (2.34)%
        All contract charges                             --        74,955           $723,447            --
2013    Lowest contract charge 0.95% Class B(a)      $ 9.88            --                 --            --       (1.20)%
        Highest contract charge 1.90% Class B        $ 9.82            --                 --            --       (1.80)%
        All contract charges                             --        86,807           $854,930            --
AXA/AB SMALL CAP GROWTH
2017    Lowest contract charge 0.95% Class B         $43.77            --                 --            --       21.52%
        Highest contract charge 1.90% Class B        $35.87            --                 --            --       20.37%
        All contract charges                             --        14,720           $506,213          0.28%
2016    Lowest contract charge 0.95% Class B         $36.02            --                 --            --       11.48%
        Highest contract charge 1.90% Class B        $29.80            --                 --            --       10.45%
        All contract charges                             --        16,183           $461,337          0.36%
2015    Lowest contract charge 0.95% Class B         $32.31            --                 --            --       (3.81)%
        Highest contract charge 1.90% Class B        $26.98            --                 --            --       (4.77)%
        All contract charges                             --        18,252           $469,041          0.05%
2014    Lowest contract charge 0.95% Class B         $33.59            --                 --            --        2.60%
        Highest contract charge 1.90% Class B        $28.33            --                 --            --        1.61%
        All contract charges                             --        19,389           $521,884          0.06%
2013    Lowest contract charge 0.95% Class B         $32.74            --                 --            --       36.87%
        Highest contract charge 1.90% Class B        $27.88            --                 --            --       35.54%
        All contract charges                             --        22,430           $590,197          0.05%
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
2017    Lowest contract charge 0.95% Class B         $15.17            --                 --            --        8.98%
        Highest contract charge 1.80% Class B        $13.76            --                 --            --        8.01%
        All contract charges                             --        51,384           $732,970          2.49%
2016    Lowest contract charge 0.95% Class B         $13.92            --                 --            --        9.35%
        Highest contract charge 1.80% Class B        $12.74            --                 --            --        8.52%
        All contract charges                             --        55,731           $733,465          2.53%
2015    Lowest contract charge 0.95% Class B         $12.73            --                 --            --       (3.92)%
        Highest contract charge 1.80% Class B        $11.74            --                 --            --       (4.79)%
        All contract charges                             --        59,076           $714,485          2.21%
2014    Lowest contract charge 0.95% Class B         $13.25            --                 --            --        5.16%
        Highest contract charge 1.80% Class B        $12.33            --                 --            --        4.23%
        All contract charges                             --        66,716           $844,449          2.40%
2013    Lowest contract charge 0.95% Class B         $12.60            --                 --            --       13.51%
        Highest contract charge 1.80% Class B        $11.83            --                 --            --       12.56%
        All contract charges                             --        61,576           $745,090          2.46%
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
2017    Lowest contract charge 0.95% Class B         $18.19            --                 --            --       10.71%
        Highest contract charge 1.80% Class B        $16.50            --                 --            --        9.78%
        All contract charges                             --         7,471           $127,772          0.52%
2016    Lowest contract charge 0.95% Class B         $16.43            --                 --            --       23.63%
        Highest contract charge 1.80% Class B        $15.03            --                 --            --       22.59%
        All contract charges                             --         8,769           $136,220          0.40%
2015    Lowest contract charge 1.20% Class B         $12.98            --                 --            --       (7.62)%
        Highest contract charge 1.80% Class B        $12.26            --                 --            --       (8.23)%
        All contract charges                             --         8,997           $113,550          0.22%
2014    Lowest contract charge 1.20% Class B         $14.05            --                 --            --        0.86%
        Highest contract charge 1.80% Class B        $13.36            --                 --            --        0.30%
        All contract charges                             --         9,734           $133,461          0.01%
2013    Lowest contract charge 1.20% Class B         $13.93            --                 --            --       35.11%
        Highest contract charge 1.80% Class B        $13.32            --                 --            --       34.27%
        All contract charges                             --        11,610           $158,251          0.11%

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                                      ---------- ----------------- ----------------- ------------- --------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
2017       Lowest contract charge 0.95% Class B         $13.54             --                 --           --       13.88%
           Highest contract charge 1.80% Class B        $12.35             --                 --           --       12.89%
           All contract charges                             --         92,060         $1,173,895         1.65%
2016       Lowest contract charge 0.95% Class B         $11.89             --                 --           --        8.49%
           Highest contract charge 1.80% Class B        $10.94             --                 --           --        7.47%
           All contract charges                             --        100,394         $1,130,650         1.61%
2015       Lowest contract charge 1.15% Class B         $10.77             --                 --           --       (3.93)%
           Highest contract charge 1.80% Class B        $10.18             --                 --           --       (4.50)%
           All contract charges                             --        113,359         $1,183,544         1.19%
2014       Lowest contract charge 1.15% Class B         $11.21             --                 --           --        4.28%
           Highest contract charge 1.80% Class B        $10.66             --                 --           --        3.60%
           All contract charges                             --        123,474         $1,346,578         1.64%
2013       Lowest contract charge 1.15% Class B         $10.75             --                 --           --       21.88%
           Highest contract charge 1.80% Class B        $10.29             --                 --           --       21.06%
           All contract charges                             --        134,772         $1,414,847         1.11%
AXA/JANUS ENTERPRISE
2017       Lowest contract charge 0.95% Class B         $25.86             --                 --           --       26.64%
           Highest contract charge 1.80% Class B        $23.19             --                 --           --       25.62%
           All contract charges                             --         17,973         $  434,735           --
2016       Lowest contract charge 0.95% Class B         $20.42             --                 --           --       (5.20)%
           Highest contract charge 1.80% Class B        $18.46             --                 --           --       (6.06)%
           All contract charges                             --         19,796         $  379,947           --
2015       Lowest contract charge 0.95% Class B         $21.54             --                 --           --       (6.39)%
           Highest contract charge 1.80% Class B        $19.65             --                 --           --       (7.22)%
           All contract charges                             --         22,683         $  461,738           --
2014       Lowest contract charge 0.95% Class B         $23.01             --                 --           --       (1.67)%
           Highest contract charge 1.90% Class B        $20.97             --                 --           --       (2.60)%
           All contract charges                             --         25,458         $  556,623           --
2013       Lowest contract charge 0.95% Class B         $23.40             --                 --           --       37.24%
           Highest contract charge 1.90% Class B        $21.53             --                 --           --       35.92%
           All contract charges                             --         29,180         $  652,249           --
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
2017       Lowest contract charge 1.20 % Class B        $16.14             --                 --           --       12.87%
           Highest contract charge 1.80% Class B        $15.07             --                 --           --       12.21%
           All contract charges                             --         11,095         $  173,016         1.02%
2016       Lowest contract charge 1.20 % Class B        $14.30             --                 --           --       11.81%
           Highest contract charge 1.80% Class B        $13.43             --                 --           --       11.08%
           All contract charges                             --         12,043         $  167,015         2.17%
2015       Lowest contract charge 1.20 % Class B        $12.79             --                 --           --       (3.62)%
           Highest contract charge 1.80% Class B        $12.09             --                 --           --       (4.12)%
           All contract charges                             --         13,722         $  170,669         1.78%
2014       Lowest contract charge 0.95% Class B         $13.55             --                 --           --        8.66%
           Highest contract charge 1.80% Class B        $12.61             --                 --           --        7.69%
           All contract charges                             --         15,351         $  198,559         1.77%
2013       Lowest contract charge 0.95% Class B         $12.47             --                 --           --       28.03%
           Highest contract charge 1.80% Class B        $11.71             --                 --           --       27.01%
           All contract charges                             --         17,304         $  207,189         0.66%
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
2017       Lowest contract charge 0.95% Class B         $14.36             --                 --           --       20.07%
           Highest contract charge 1.80% Class B        $13.03             --                 --           --       19.10%
           All contract charges                             --         21,931         $  295,896         1.39%
2016       Lowest contract charge 0.95% Class B         $11.96             --                 --           --        4.27%
           Highest contract charge 1.80% Class B        $10.94             --                 --           --        3.40%
           All contract charges                             --         23,291         $  263,052         0.67%

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                               -------------------------------------------------------------------
                                                          UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                               UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                               ---------- ----------------- ----------------- ------------- --------
AXA/TEMPLETON GLOBAL EQUITY MANAGED
VOLATILITY (CONTINUED)
2015  Lowest contract charge 0.95% Class B      $ 11.47             --                 --           --       (3.53)%
      Highest contract charge 1.80% Class B     $ 10.58             --                 --           --       (4.43)%
      All contract charges                           --         25,965         $  282,825           --
2014  Lowest contract charge 0.95% Class B      $ 11.89             --                 --           --        0.17%
      Highest contract charge 1.80% Class B     $ 11.07             --                 --           --       (0.72)%
      All contract charges                           --         26,646         $  302,571         1.40%
2013  Lowest contract charge 0.95% Class B      $ 11.87             --                 --           --       25.74%
      Highest contract charge 1.80% Class B     $ 11.15             --                 --           --       24.72%
      All contract charges                           --         25,835         $  294,586         0.90%
EQ/COMMON STOCK INDEX
2017  Lowest contract charge 0.95% Class B      $546.79             --                 --           --       19.33%
      Highest contract charge 1.90% Class B     $365.14             --                 --           --       18.19%
      All contract charges                           --         21,356         $  889,494         1.28%
2016  Lowest contract charge 0.95% Class B      $458.22             --                 --           --       10.63%
      Highest contract charge 1.90% Class B     $308.95             --                 --           --        9.58%
      All contract charges                           --         23,298         $  821,559         1.55%
2015  Lowest contract charge 0.95% Class B      $414.19             --                 --           --       (1.00)%
      Highest contract charge 1.90% Class B     $281.95             --                 --           --       (1.95)%
      All contract charges                           --         25,480         $  820,311         1.36%
2014  Lowest contract charge 0.95% Class B      $418.39             --                 --           --       10.99%
      Highest contract charge 1.90% Class B     $287.57             --                 --           --        9.93%
      All contract charges                           --         27,301         $  903,220         1.22%
2013  Lowest contract charge 0.95% Class B      $376.95             --                 --           --       31.21%
      Highest contract charge 1.90% Class B     $261.60             --                 --           --       29.96%
      All contract charges                           --         30,487         $  910,006         1.29%
EQ/CORE BOND INDEX
2017  Lowest contract charge 0.25% Class B(b)   $ 10.03             --                 --           --        0.10%
      Highest contract charge 1.90% Class B     $ 12.67             --                 --           --       (0.47)%
      All contract charges                           --        115,007         $1,350,453         1.54%
2016  Lowest contract charge 0.65% Class B      $ 10.49             --                 --           --        0.67%
      Highest contract charge 1.90% Class B     $ 12.73             --                 --           --       (0.55)%
      All contract charges                           --        121,421         $1,426,090         1.44%
2015  Lowest contract charge 0.65% Class B      $ 10.42             --                 --           --       (0.19)%
      Highest contract charge 1.90% Class B     $ 12.80             --                 --           --       (1.46)%
      All contract charges                           --        129,512         $1,526,309         1.43%
2014  Lowest contract charge 0.65% Class B      $ 10.44             --                 --           --        1.75%
      Highest contract charge 1.90% Class B     $ 12.99             --                 --           --        0.46%
      All contract charges                           --        139,801         $1,664,880         1.26%
2013  Lowest contract charge 0.65% Class B      $ 10.26             --                 --           --       (2.29)%
      Highest contract charge 1.90% Class B     $ 12.93             --                 --           --       (3.44)%
      All contract charges                           --        153,603         $1,811,919         1.61%
EQ/EQUITY 500 INDEX
2017  Lowest contract charge 0.25% Class B(b)   $ 11.23             --                 --           --       12.08%
      Highest contract charge 1.90% Class B     $ 50.46             --                 --           --       18.76%
      All contract charges                           --         61,267         $2,053,508         1.42%
2016  Lowest contract charge 0.65% Class B      $ 20.68             --                 --           --       10.47%
      Highest contract charge 1.90% Class B     $ 42.49             --                 --           --        9.12%
      All contract charges                           --         65,022         $1,837,045         1.65%
2015  Lowest contract charge 0.65% Class B      $ 18.72             --                 --           --        0.16%
      Highest contract charge 1.90% Class B     $ 38.94             --                 --           --       (1.12)%
      All contract charges                           --         66,440         $1,723,661         1.59%
2014  Lowest contract charge 0.65% Class B      $ 18.69             --                 --           --       12.25%
      Highest contract charge 1.90% Class B     $ 39.38             --                 --           --       10.80%
      All contract charges                           --         68,623         $1,813,454         1.42%
2013  Lowest contract charge 0.65% Class B      $ 16.65             --                 --           --       30.59%
      Highest contract charge 1.90% Class B     $ 35.54             --                 --           --       29.05%
      All contract charges                           --         69,644         $1,674,602         1.48%

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                             ---------- ----------------- ----------------- ------------- --------
EQ/INTERMEDIATE GOVERNMENT BOND
2017  Lowest contract charge 1.20% Class B     $20.59            --                 --            --       (0.87)%
      Highest contract charge 1.90% Class B    $17.03            --                 --            --       (1.56)%
      All contract charges                         --        13,065            177,089          0.81%
2016  Lowest contract charge 1.20% Class B     $20.77            --                 --            --       (0.76)%
      Highest contract charge 1.90% Class B    $17.30            --                 --            --       (1.42)%
      All contract charges                         --        14,333            194,689          0.64%
2015  Lowest contract charge 1.20% Class B     $20.93            --                 --            --       (0.76)%
      Highest contract charge 1.90% Class B    $17.55            --                 --            --       (1.52)%
      All contract charges                         --        15,169            208,716          0.59%
2014  Lowest contract charge 1.20% Class B     $21.09            --                 --            --        0.29%
      Highest contract charge 1.90% Class B    $17.82            --                 --            --       (0.39)%
      All contract charges                         --        15,878            223,408          0.38%
2013  Lowest contract charge 1.20% Class B     $21.03            --                 --            --       (2.82)%
      Highest contract charge 1.90% Class B    $17.89            --                 --            --       (3.51)%
      All contract charges                         --        17,778            250,365          0.20%
EQ/INTERNATIONAL EQUITY INDEX
2017  Lowest contract charge 0.95% Class B     $18.22            --                 --            --       22.04%
      Highest contract charge 1.90% Class B    $14.63            --                 --            --       20.91%
      All contract charges                         --        45,547            732,568          2.69%
2016  Lowest contract charge 0.95% Class B     $14.93            --                 --            --        1.22%
      Highest contract charge 1.90% Class B    $12.10            --                 --            --        0.25%
      All contract charges                         --        46,553            616,874          2.71%
2015  Lowest contract charge 0.95% Class B     $14.75            --                 --            --       (3.02)%
      Highest contract charge 1.90% Class B    $12.07            --                 --            --       (4.05)%
      All contract charges                         --        49,825            655,415          2.42%
2014  Lowest contract charge 0.95% Class B     $15.21            --                 --            --       (7.82)%
      Highest contract charge 1.90% Class B    $12.58            --                 --            --       (8.64)%
      All contract charges                         --        46,877            639,917          3.09%
2013  Lowest contract charge 0.95% Class B     $16.50            --                 --            --       20.35%
      Highest contract charge 1.90% Class B    $13.77            --                 --            --       19.12%
      All contract charges                         --        46,841            697,320          2.35%
EQ/LARGE CAP GROWTH INDEX
2017  Lowest contract charge 0.95% Class B     $18.75            --                 --            --       28.07%
      Highest contract charge 1.90% Class B    $15.66            --                 --            --       26.80%
      All contract charges                         --        31,182            709,341          0.76%
2016  Lowest contract charge 0.95% Class B     $14.64            --                 --            --        5.32%
      Highest contract charge 1.90% Class B    $12.35            --                 --            --        4.31%
      All contract charges                         --        33,265            591,068          0.98%
2015  Lowest contract charge 0.95% Class B     $13.90            --                 --            --        3.81%
      Highest contract charge 1.90% Class B    $11.84            --                 --            --        2.87%
      All contract charges                         --        36,144            609,656          0.90%
2014  Lowest contract charge 0.95% Class B     $13.39            --                 --            --       11.21%
      Highest contract charge 1.90% Class B    $11.51            --                 --            --       10.14%
      All contract charges                         --        34,873            563,284          0.94%
2013  Lowest contract charge 0.95% Class B     $12.04            --                 --            --       31.30%
      Highest contract charge 1.90% Class B    $10.45            --                 --            --       29.98%
      All contract charges                         --        35,816            516,366          1.04%
EQ/LARGE CAP VALUE INDEX
2017  Lowest contract charge 0.95% Class B     $12.23            --                 --            --       12.00%
      Highest contract charge 1.80% Class B    $11.00            --                 --            --       10.89%
      All contract charges                         --        41,674            476,659          1.80%
2016  Lowest contract charge 0.95% Class B     $10.92            --                 --            --       15.31%
      Highest contract charge 1.80% Class B    $ 9.92            --                 --            --       14.42%
      All contract charges                         --        44,658            458,949          2.00%

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                             ---------- ----------------- ----------------- ------------- --------
EQ/LARGE CAP VALUE INDEX (CONTINUED)
2015  Lowest contract charge 0.95% Class B     $ 9.47             --                 --           --       (5.30)%
      Highest contract charge 1.80% Class B    $ 8.67             --                 --           --       (6.17)%
      All contract charges                         --         46,381            415,436         1.86%
2014  Lowest contract charge 0.95% Class B     $10.00             --                 --           --       11.48%
      Highest contract charge 1.80% Class B    $ 9.24             --                 --           --       10.66%
      All contract charges                         --         49,067            466,929         1.59%
2013  Lowest contract charge 1.20% Class B     $ 8.78             --                 --           --       30.07%
      Highest contract charge 1.80% Class B    $ 8.35             --                 --           --       29.26%
      All contract charges                         --         45,705            391,757         1.62%
EQ/MID CAP INDEX
2017  Lowest contract charge 0.95% Class B     $24.77             --                 --           --       14.41%
      Highest contract charge 1.90% Class B    $20.96             --                 --           --       13.30%
      All contract charges                         --         38,185            946,770         0.90%
2016  Lowest contract charge 0.95% Class B     $21.65             --                 --           --       18.76%
      Highest contract charge 1.90% Class B    $18.50             --                 --           --       17.68%
      All contract charges                         --         41,241            898,263         1.09%
2015  Lowest contract charge 0.95% Class B     $18.23             --                 --           --       (3.75)%
      Highest contract charge 1.90% Class B    $15.72             --                 --           --       (4.73)%
      All contract charges                         --         43,998            810,892         0.85%
2014  Lowest contract charge 0.95% Class B     $18.94             --                 --           --        7.92%
      Highest contract charge 1.90% Class B    $16.50             --                 --           --        6.93%
      All contract charges                         --         45,343            872,005         0.78%
2013  Lowest contract charge 0.95% Class B     $17.55             --                 --           --       31.36%
      Highest contract charge 1.90% Class B    $15.43             --                 --           --       29.99%
      All contract charges                         --         50,069            897,480         0.78%
EQ/MONEY MARKET
2017  Lowest contract charge 0.00% Class B     $44.61             --                 --           --        0.41%
      Highest contract charge 1.90% Class B    $22.17             --                 --           --       (1.51)%
      All contract charges                         --        198,939            587,012         0.39%
2016  Lowest contract charge 0.00% Class B     $44.43             --                 --           --        0.00%
      Highest contract charge 1.90% Class B    $22.51             --                 --           --       (1.92)%
      All contract charges                         --        215,949            707,123         0.00%
2015  Lowest contract charge 0.00% Class B     $44.43             --                 --           --        0.00%
      Highest contract charge 1.90% Class B    $22.95             --                 --           --       (1.88)%
      All contract charges                         --        238,527            526,134         0.00%
2014  Lowest contract charge 0.00% Class B     $44.43             --                 --           --        0.00%
      Highest contract charge 1.90% Class B    $23.39             --                 --           --       (1.89)%
      All contract charges                         --        148,040            452,653           --
2013  Lowest contract charge 0.00% Class B     $44.43             --                 --           --        0.00%
      Highest contract charge 1.90% Class B    $23.84             --                 --           --       (1.89)%
      All contract charges                         --        196,412            624,635           --
EQ/QUALITY BOND PLUS
2017  Lowest contract charge 1.20% Class B     $17.31             --                 --           --        0.17%
      Highest contract charge 1.90% Class B    $14.57             --                 --           --       (0.55)%
      All contract charges                         --         74,909            947,422         1.17%
2016  Lowest contract charge 1.20% Class B     $17.28             --                 --           --          --
      Highest contract charge 1.90% Class B    $14.65             --                 --           --       (0.75)%
      All contract charges                         --         80,559          1,016,590         1.10%
2015  Lowest contract charge 1.20% Class B     $17.28             --                 --           --       (0.97)%
      Highest contract charge 1.90% Class B    $14.76             --                 --           --       (1.67)%
      All contract charges                         --         90,002          1,137,861         1.03%
2014  Lowest contract charge 1.20% Class B     $17.45             --                 --           --        1.63%
      Highest contract charge 1.90% Class B    $15.01             --                 --           --        0.94%
      All contract charges                         --        100,682          1,287,978         0.96%
2013  Lowest contract charge 1.20% Class B     $17.17             --                 --           --       (3.43)%
      Highest contract charge 1.90% Class B    $14.87             --                 --           --       (4.13)%
      All contract charges                         --        116,221          1,460,901         0.57%

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2017

7. Financial Highlights (Concluded)

                                                                   YEARS ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT  INVESTMENT    TOTAL
                                             UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO* RETURN**
                                             ---------- ----------------- ----------------- ------------- --------
EQ/SMALL COMPANY INDEX
2017  Lowest contract charge 0.95% Class B     $34.43            --                 --            --       12.92%
      Highest contract charge 1.90% Class B    $28.39            --                 --            --       11.82%
      All contract charges                         --        19,542            557,441          1.03%
2016  Lowest contract charge 0.95% Class B     $30.49            --                 --            --       19.38%
      Highest contract charge 1.90% Class B    $25.39            --                 --            --       18.26%
      All contract charges                         --        21,065            535,205          1.13%
2015  Lowest contract charge 0.95% Class B     $25.54            --                 --            --       (5.48)%
      Highest contract charge 1.90% Class B    $21.47            --                 --            --       (6.37)%
      All contract charges                         --        22,946            490,749          0.89%
2014  Lowest contract charge 0.95% Class B     $27.02            --                 --            --        3.88%
      Highest contract charge 1.90% Class B    $22.93            --                 --            --        2.83%
      All contract charges                         --        23,730            540,512          0.76%
2013  Lowest contract charge 0.95% Class B     $26.01            --                 --            --       36.11%
      Highest contract charge 1.90% Class B    $22.30            --                 --            --       34.91%
      All contract charges                         --        26,529            584,509          0.95%
MULTIMANAGER TECHNOLOGY
2017  Lowest contract charge 0.95% Class B     $30.42            --                 --            --       37.77%
      Highest contract charge 1.80% Class B    $26.51            --                 --            --       36.65%
      All contract charges                         --        20,028            615,119            --
2016  Lowest contract charge 0.95% Class B     $22.08            --                 --            --        7.92%
      Highest contract charge 1.80% Class B    $19.40            --                 --            --        7.00%
      All contract charges                         --        21,378            479,082          0.01%
2015  Lowest contract charge 0.95% Class B     $20.46            --                 --            --        5.30%
      Highest contract charge 1.80% Class B    $18.13            --                 --            --        4.38%
      All contract charges                         --        23,604            492,918            --
2014  Lowest contract charge 0.95% Class B     $19.43            --                 --            --       12.44%
      Highest contract charge 1.80% Class B    $17.37            --                 --            --       11.49%
      All contract charges                         --        24,854            494,849            --
2013  Lowest contract charge 0.95% Class B     $17.28            --                 --            --       34.37%
      Highest contract charge 1.80% Class B    $15.58            --                 --            --       33.16%
      All contract charges                         --        25,647            456,103            --

   ----------
  (a)Units were made available on May 20, 2013.
  (b)Units were made available on May 15, 2017.
  * This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

8. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2017 through April 16, 2018, the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-65

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm....................   F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets as of December 31, 2017 and 2016.............   F-2
  Consolidated Statements of Income (Loss), for the Years Ended
   December 31, 2017, 2016 and 2015........................................   F-4
  Consolidated Statements of Comprehensive Income (Loss), for the Years
   Ended December 31, 2017, 2016 and 2015..................................   F-5
  Consolidated Statements of Equity, for the Years Ended December 31,
   2017, 2016 and 2015.....................................................   F-6
  Consolidated Statements of Cash Flows, for the Years Ended December 31,
   2017, 2016 and 2015.....................................................   F-7
  Notes to Consolidated Financial Statements
   Note 1 -- Organization..................................................  F-10
   Note 2 -- Significant Accounting Policies...............................  F-10
   Note 3 -- Investments...................................................  F-29
   Note 4 -- Goodwill and Other Intangible Assets..........................  F-46
   Note 5 -- Closed Block..................................................  F-47
   Note 6 -- DAC and Policyholder Bonus Interest Credits...................  F-48
   Note 7 -- Fair Value Disclosures........................................  F-49
   Note 8 -- Insurance Liabilities.........................................  F-61
   Note 9 -- Reinsurance Agreements........................................  F-64
   Note 10 -- Short-Term and Long-Term Debt................................  F-66
   Note 11 -- Related Party Transactions...................................  F-67
   Note 12 -- Employee Benefit Plans.......................................  F-69
   Note 13 -- Share-Based and Other Compensation Programs..................  F-74
   Note 14 -- Income Taxes.................................................  F-79
   Note 15 -- Accumulated Other Comprehensive Income (Loss)................  F-81
   Note 16 -- Commitments and Contingent Liabilities.......................  F-82
   Note 17 -- Insurance Group Statutory Financial Information..............  F-85
   Note 18 -- Business Segment Information.................................  F-86
   Note 19 -- Quarterly Results of Operations (Unaudited)..................  F-89
   Note 20 -- Subsequent Events............................................  F-97

Financial Statement Schedules:
  Schedule I -- Summary of Investments -- Other than Investments in
   Related Parties, as of December 31, 2017................................  F-98
  Schedule III -- Supplementary Insurance Information, as of and for the
   Years Ended December 31, 2017 and 2016 and for the Year ended
   December 31, 2015.......................................................  F-99
  Schedule IV -- Reinsurance, as of and for the Years Ended December 31,
   2017, 2016 and 2015..................................................... F-102

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying consolidated balance sheets of AXA Equitable Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of income (loss), comprehensive income
(loss), equity and cash flows for each of the three years in the period ended December 31, 2017, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

As discussed in Note 2 to the consolidated financial statements the Company has restated its 2016 consolidated financial statements and financial statement schedules to correct errors.

BASIS FOR OPINION

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

April 11, 2018

We have served as the Company's auditor since 1993.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2017 AND 2016

                                                         AS RESTATED
                                                   -----------------
                                                     2017     2016
                                                   -------- --------
                                                     (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $34,831 and $32,123).. $ 36,358 $ 32,570
  Mortgage loans on real estate (net of valuation
   allowances of $8 and $8).......................   10,935    9,757
  Real estate held for production of income/(1)/..      390       56
  Policy loans....................................    3,315    3,361
  Other equity investments/(1)/...................    1,351    1,323
  Trading securities, at fair value...............   12,628    9,134
  Other invested assets/(1)/......................    3,121    2,226
                                                   -------- --------
   Total investments..............................   68,098   58,427
Cash and cash equivalents/(1)/....................    3,409    2,950
Cash and securities segregated, at fair value.....      825      946
Broker-dealer related receivables.................    2,158    2,100
Deferred policy acquisition costs.................    4,547    5,058
Goodwill and other intangible assets, net.........    3,709    3,741
Amounts due from reinsurers.......................    5,079    4,654
Loans to affiliates...............................      703      703
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................   10,488   10,314
Other assets/(1)/.................................    4,432    4,260
Separate Accounts' assets.........................  122,537  111,403
                                                   -------- --------

TOTAL ASSETS...................................... $225,985 $204,556
                                                   ======== ========

LIABILITIES
Policyholders' account balances................... $ 43,805 $ 38,825
Future policy benefits and other policyholders
  liabilities.....................................   29,034   28,901
Broker-dealer related payables....................      764      484
Securities sold under agreements to repurchase....    1,887    1,996
Customers related payables........................    2,229    2,360
Amounts due to reinsurers.........................      134      125
Short-term and Long-term debt/(1)/................      769      513
Current and deferred income taxes.................    1,973    2,834
Other liabilities/(1)/............................    2,663    2,108
Separate Accounts' liabilities....................  122,537  111,403
                                                   -------- --------
   Total liabilities..............................  205,795  189,549
                                                   -------- --------
Redeemable Noncontrolling Interest/(1)/........... $    626 $    403
                                                   -------- --------

Commitments and contingent liabilities (Note 16)

/(1)/See Note 2 for details of balances with variable interest entities.

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2017 AND 2016
                                  (CONTINUED)

                                                             AS RESTATED
                                                   ---------------------
                                                      2017       2016
                                                   ---------- ----------
                                                       (IN MILLIONS)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      6,859      5,339
  Retained earnings...............................      9,010      6,150
  Accumulated other comprehensive income (loss)...        598         17
                                                   ---------- ----------
   Total AXA Equitable's equity...................     16,469     11,508
                                                   ---------- ----------
Noncontrolling interest...........................      3,095      3,096
                                                   ---------- ----------
   Total equity...................................     19,564     14,604
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  225,985 $  204,556
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                            AS RESTATED
                                                   ----------------------------
                                                     2017      2016      2015
                                                   --------  --------  --------
                                                           (IN MILLIONS)
REVENUES
Policy charges and fee income..................... $  3,334  $  3,344  $  3,291
Premiums..........................................      904       880       852
Net derivative gains (losses).....................      890    (1,211)   (1,161)
Net investment income (loss)......................    2,583     2,318     2,057
Investment gains (losses), net:
  Total other-than-temporary impairment losses....      (13)      (65)      (41)
  Other investment gains (losses), net............     (112)       81        21
                                                   --------  --------  --------
     Total investment gains (losses), net.........     (125)       16       (20)
                                                   --------  --------  --------
Investment management and service fees............    4,106     3,755     3,902
Other income......................................       41        36        40
                                                   --------  --------  --------
   Total revenues.................................   11,733     9,138     8,961
                                                   --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits...........................    3,462     2,771     2,474
Interest credited to policyholders' account
  balances........................................    1,040     1,029       887
Compensation and benefits.........................    1,762     1,723     1,783
Commissions and distribution related payments.....    1,486     1,467     1,505
Interest expense..................................       29        16        20
Amortization of deferred policy acquisition
  costs, net......................................      268        52      (243)
Other operating costs and expenses................    1,431     1,458     1,497
                                                   --------  --------  --------
   Total benefits and other deductions............    9,478     8,516     7,923
                                                   --------  --------  --------
Income (loss) from operations, before income taxes    2,255       622     1,038
Income tax (expense) benefit......................    1,139        84        22
                                                   --------  --------  --------
Net income (loss).................................    3,394       706     1,060
  Less: Net (income) loss attributable to the
   noncontrolling interest........................     (534)     (496)     (398)
                                                   --------  --------  --------
Net Income (Loss) attributable to AXA Equitable... $  2,860  $    210  $    662
                                                   ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                           AS RESTATED
                                                   --------------------------
                                                     2017     2016     2015
                                                   --------  ------  --------
                                                          (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)................................. $  3,394  $  706  $  1,060
                                                   --------  ------  --------

Other comprehensive income (loss) net of income
taxes:
  Foreign currency translation adjustment.........       41     (18)      (25)
  Change in unrealized gains (losses), net of
   reclassification adjustment....................      563    (194)     (832)
  Changes in defined benefit plan related items
   not yet recognized in periodic benefit cost,
   net of reclassification adjustment.............       (5)     (3)       (4)
                                                   --------  ------  --------
Total other comprehensive income (loss), net of
  income taxes....................................      599    (215)     (861)
                                                   --------  ------  --------

Comprehensive income (loss).......................    3,993     491       199

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................     (552)   (479)     (383)
                                                   --------  ------  --------

Comprehensive income (loss) attributable to AXA
  Equitable....................................... $  3,441  $   12  $   (184)
                                                   ========  ======  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                                         AS RESTATED
                                                               -------------------------------
                                                                  2017       2016       2015
                                                               ---------  ---------  ---------
                                                                        (IN MILLIONS)
EQUITY ATTRIBUTABLE TO AXA EQUITABLE:
  Common stock, at par value, beginning and end of year....... $       2  $       2  $       2
                                                               ---------  ---------  ---------

  Capital in excess of par value, beginning of year...........     5,339      5,321      5,957
  Deferred tax on dividend of AB Units........................        --         --        (35)
  Non cash capital contribution from AXA Financial (See Note
   12)........................................................        --         --        137
  Transfer of unrecognized net actuarial loss of the AXA
   Equitable Qualified Pension Plan to AXA Financial (see
   Note 12)...................................................        --         --       (772)
  Capital contribution from Parent............................     1,500         --         --
  Other changes in capital in excess of par value.............        20         18         34
                                                               ---------  ---------  ---------
  Capital in excess of par value, end of year.................     6,859      5,339      5,321
                                                               ---------  ---------  ---------

  Retained earnings, beginning of year........................     6,150      6,990      7,240
  Net income (loss)...........................................     2,860        210        662
  Shareholder dividends.......................................        --     (1,050)      (912)
                                                               ---------  ---------  ---------
  Retained earnings, end of year..............................     9,010      6,150      6,990
                                                               ---------  ---------  ---------
  Accumulated other comprehensive income (loss), beginning of
   year.......................................................        17        215        289
  Transfer of unrecognized net actuarial loss of the AXA
   Equitable Qualified Pension Plan to AXA Financial (see
   Note 12)...................................................        --         --        772
  Other comprehensive income (loss)...........................       581       (198)      (846)
                                                               ---------  ---------  ---------
  Accumulated other comprehensive income (loss), end of year..       598         17        215
                                                               ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR..................    16,469     11,508     12,528
                                                               ---------  ---------  ---------

Noncontrolling interest, beginning of year....................     3,096      3,059      2,967
Repurchase of AB Holding units................................      (158)      (168)      (154)
Net income (loss) attributable to noncontrolling interest.....       485        491        398
Dividends paid to noncontrolling interest.....................      (457)      (384)      (414)
Dividend of AB Units by AXA Equitable to AXA Financial........        --         --        145
Other comprehensive income (loss) attributable to
  noncontrolling interest.....................................        18        (17)       (15)
Other changes in noncontrolling interest......................       111        115        132
                                                               ---------  ---------  ---------

   Noncontrolling interest, end of year.......................     3,095      3,096      3,059
                                                               ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR..................................... $  19,564  $  14,604  $  15,587
                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                              AS RESTATED
                                                    ------------------------------
                                                      2017       2016       2015
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Net income (loss).................................. $  3,394  $     706  $   1,060
Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
  Interest credited to policyholders' account
   balances........................................    1,040      1,029        887
  Policy charges and fee income....................   (3,334)    (3,344)    (3,291)
  Net derivative (gains) losses....................     (890)     1,211      1,161
  Investment (gains) losses, net...................      125        (16)        20
  Realized and unrealized (gains) losses on
   trading securities..............................     (166)        41         43
  Non-cash long term incentive compensation
   expense.........................................      185        152        172
  Amortization of deferred sales commission........       32         41         49
  Other depreciation and amortization..............     (136)       (98)       (18)
  Amortization of deferred cost of reinsurance
   asset...........................................      (84)       159        121
  Amortization of other intangibles................       31         29         28
  Return of real estate joint venture and limited
   partnerships....................................      140        126        161

  Changes in:
   Net broker-dealer and customer related
     receivables/payables..........................     (278)       608        (38)
   Reinsurance recoverable.........................     (416)      (304)      (929)
   Segregated cash and securities, net.............      130       (381)       (89)
   Deferred policy acquisition costs...............      268         52       (243)
   Future policy benefits..........................    1,511        431        631
   Current and deferred income taxes...............     (664)      (742)        50
  Other, net.......................................      189       (161)       (99)
                                                    --------  ---------  ---------

Net cash provided by (used in) operating
  activities....................................... $  1,077  $    (461) $    (324)
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015
                                  (CONTINUED)

                                                              AS RESTATED
                                                    -------------------------------
                                                       2017       2016       2015
                                                    ---------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from investing activities:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available for sale............ $   9,738  $   7,154  $   4,368
   Mortgage loans on real estate...................       934        676        609
   Trading account securities......................     9,125      6,271     10,768
   Other...........................................       228         32        134
  Payment for the purchase/origination of:
   Fixed maturities, available for sale............   (12,465)    (7,873)    (4,701)
   Mortgage loans on real estate...................    (2,108)    (3,261)    (1,311)
   Trading account securities......................   (12,667)    (8,691)   (12,501)
   Other...........................................      (280)      (250)      (132)
  Cash settlements related to derivative
   instruments.....................................    (1,259)       102        529
  Decrease in loans to affiliates..................        --        384         --
  Change in short-term investments.................      (264)      (205)      (363)
  Investment in capitalized software, leasehold
   improvements and EDP equipment..................      (100)       (85)       (71)
  Purchase of business, net of cash acquired.......      (130)       (21)        --
  Other, net.......................................       238        409        203
                                                    ---------  ---------  ---------

Net cash provided by (used in) investing
  activities....................................... $  (9,010) $  (5,358) $  (2,468)
                                                    =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015
                                  (CONTINUED)

                                                             AS RESTATED
                                                    ----------------------------
                                                      2017      2016      2015
                                                    --------  --------  --------
                                                            (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  9,882  $  9,746  $  5,757
   Withdrawals.....................................   (5,926)   (2,874)   (2,861)
   Transfer (to) from Separate Accounts............    1,656     1,202     1,045
  Change in short-term financings..................       53       (69)       95
  Change in collateralized pledged assets..........      710      (677)       (2)
  Change in collateralized pledged liabilities.....    1,108       125      (270)
  (Decrease) increase in overdrafts payable........       63       (85)       80
  Repayment of long term debt......................       --        --      (200)
  Shareholder dividends paid.......................       --    (1,050)     (767)
  Repurchase of AB Holding units...................     (220)     (236)     (214)
  Redemptions (purchases) of non-controlling
   interests of consolidated company-sponsored
   investment funds................................      120      (137)       --
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (457)     (385)     (414)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................     (109)      104       939
  (Increase) decrease in securities purchased
   under agreement to resell.......................       --        79       (79)
  Capital Contribution from Parent.................    1,500        --        --
  Other, net.......................................      (10)        8         5
                                                    --------  --------  --------

Net cash provided by (used in) financing
  activities.......................................    8,370     5,751     3,114
                                                    ========  ========  ========

Effect of exchange rate changes on cash and cash
  equivalents......................................       22       (10)      (10)

Change in cash and cash equivalents................      459       (78)      312
Cash and cash equivalents, beginning of year.......    2,950     3,028     2,716
                                                    --------  --------  --------

Cash and cash equivalents, end of year............. $  3,409  $  2,950  $  3,028
                                                    ========  ========  ========

Supplemental cash flow information:
  Interest paid.................................... $     (8) $    (11) $     19
                                                    ========  ========  ========
  Income taxes (refunded) paid..................... $     33  $    613  $    (80)
                                                    ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable" and, collectively with its consolidated subsidiaries, the "Company") is a diversified financial services company. The Company is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a direct wholly-owned subsidiary of AXA Equitable Holdings, Inc. ("Holdings"). Holdings is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management.

   In the fourth quarter of 2017, the Company completed the reorganization of its segment results into an expanded segment structure to enhance transparency and accountability. The Company believe that the additional segments will enhance the transparency of our financial results. The Company has modified the presentation of its business segment results to reflect its new operating structure and prior periods' presentation has been revised to conform to the new structure.

   On May 10, 2017, AXA announced its intention to pursue the sale of a minority stake in our indirect parent, Holdings, through a proposed initial public offering (the "Holdings IPO") in the first half of 2018. On
   November 13, 2017, Holdings filed a Form S-1 registration statement with the Securities and Exchange Commission (the "SEC"). The completion of the proposed Holdings IPO will depend on, among other things, the SEC filing and review process and customary regulatory approvals, as well as market conditions. There can be no assurance that the proposed Holdings IPO will occur on the anticipated timeline or at all.

   The Company now conducts operations in four segments: Individual Retirement, Group Retirement, Investment Management and Research, and Protection Solutions. The Company's management evaluates the performance of each of these segments independently.

      . The Individual Retirement segment offers a diverse suite of variable annuity products which are primarily sold to affluent and high net worth individuals saving for retirement or seeking retirement income.

      . The Group Retirement segment offers tax-deferred investment and retirement plans sponsored by educational entities, municipalities and not-for-profit entities as well as small and medium-sized businesses.

      . The Investment Management and Research segment provides diversified investment management, research and related solutions globally to a broad range of clients through three main client channels -- Institutional, Retail and Private Wealth Management -- and distributes its institutional research products and solutions through Bernstein Research Services. The Investment Management and Research segment reflects the business of AllianceBernstein Holding L.P. ("AB Holding"), AllianceBernstein L.P. ("ABLP") and their subsidiaries (collectively, "AB").

      . The Protection Solutions segment includes the Company's life insurance and group employee benefits businesses. The life insurance business offers a variety of variable universal life, indexed universal life and term life products to help affluent and high net worth individuals, as well as small and medium-sized business owners, with their wealth protection, wealth transfer and corporate needs. Our group employee benefits business offers a suite of life, short- and long-term disability, dental and vision insurance products to small and medium-size businesses across the United States.

   Corporate and Other includes certain of the Company's financing and investment expenses. It also includes: the closed block of life insurance (the "Closed Block"), run-off group pension business, run-off health business, certain strategic investments and certain unallocated items, including capital and related investments, interest expense and corporate expense. AB's results of operations are reflected in the Investment Management and Research segment. Accordingly, Corporate and Other does not include any items applicable to AB.

   At December 31, 2017 and 2016, the Company's economic interest in AB was 29.0% and 29.0%, respectively. At December 31, 2017 and 2016, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 64.7% and 63.7%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of both AB Holding and ABLP; as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements present the consolidated results of operations, financial condition, and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company. All significant intercompany transactions and balances have been eliminated in consolidation. The years "2017", "2016" and "2015" refer to the years ended December 31, 2017, 2016 and 2015, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance that amends the definition of a business to provide a more robust framework for determining when a set of assets and activities is a business. The definition primarily adds clarity for evaluating whether certain transactions should be accounted for as acquisitions/dispositions of assets or businesses, the latter subject to guidance on business combinations, but also may interact with other areas of accounting where the defined term is used, such as in the application of guidance on consolidation and goodwill impairment. The new guidance is effective for fiscal years ending December 31, 2018. The Company elected to early adopt the new guidance for the year ending December 31, 2016. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In January 2017, the FASB issued updated guidance to simplify the accounting for goodwill impairment on a prospective basis in years beginning after December 15, 2019, with early adoption permitted for impairment testing performed after January 1, 2017. The revised guidance removes Step 2 from the goodwill impairment testing model that currently requires a hypothetical purchase price allocation to assess goodwill recoverability when Step 1 testing demonstrates a reporting unit's carrying value exceeds its fair value. Existing guidance that limits the measure of goodwill impairment to the carrying amount of the reporting unit's goodwill remains unchanged by elimination of the requirement to perform Step 2 testing. The Company elected to early adopt the guidance effective January 1, 2017 for its first quarter 2017 interim goodwill recoverability assessments. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In October 2016, the FASB issued updated guidance on consolidation of interests held through related parties that are under common control, which alters how a decision maker needs to consider indirect interests in a VIE held through an entity under common control. The new guidance amends the recently adopted consolidation guidance analysis. Under the new guidance, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance simplifying the transition to the equity method of accounting. The amendment eliminates the requirement for an investor to retroactively adjust the basis of a previously held interest in an investment that subsequently qualifies for use of the equity method. Additionally, the amendment requires any unrealized holding gain or loss recognized in accumulated other comprehensive income (loss) ("AOCI ") to be realized in earnings at the date an available-for-sale ("AFS") security qualifies for use of the equity method. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance on improvements to employee share-based payment accounting. The amendment includes provisions intended to simplify various aspects related to how share-based payments are accounted for and presented in the financial statements including: income tax effects of share-based payments, minimum statutory tax withholding requirements and forfeitures. The Company adopted the revised guidance effective January 1, 2017. Adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to the analysis of fee arrangements and related party relationships, modifies the guidance for the evaluation of limited partnerships and similar entities for consolidation to eliminate the presumption of general partner control, and ends the deferral that had been granted to certain investment companies for applying previous VIE guidance. The Company adopted this guidance beginning January 1, 2016 using a modified retrospective approach, thereby not requiring a restatement of prior year periods. At initial adoption, the Company's reevaluation of all legal entities under the new standard resulted in identification of additional VIEs and consolidation of certain investment products of the Investment Management and Research segment that were not consolidated in accordance with previous guidance. The analysis performed under this guidance requires the exercise of judgment and is updated continuously as circumstances change or new entities are formed.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods ending after December 15, 2016 and interim periods thereafter. The Company implemented this guidance in its reporting on the year ended December 31, 2016. The effect of implementing this guidance was not material to the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2018, the FASB issued new guidance that will permit, but not require, entities to reclassify to retained earnings tax effects "stranded" in AOCI resulting from the change in federal tax rate enacted by the Tax Cuts and Jobs Act (the "Act") on December 22, 2017. An entity that elects this option must reclassify these stranded tax effects for all items in AOCI, including, but not limited to, AFS securities and employee benefits. Tax effects stranded in AOCI for other reasons, such as prior changes in tax law, may not be reclassified. While the new guidance provides entities the option to reclassify these amounts, new disclosures are required regardless of whether entities elect to do so. The new guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted for periods for which financial statements have not yet been issued or made available for issuance, including in the period the Act was signed into law (i.e., the reporting period including December 22, 2017). Election can be made either to apply the new guidance retrospectively to each period in which the effect of the Act is recognized or in the period of adoption. Management currently is evaluating the options provided for adopting this guidance and the potential impacts on the Company's consolidated financial statements.

   In August 2017, the FASB issued new guidance on accounting for hedging activities, intended to more closely align the financial statement reporting of hedging relationships to the economic results of an entity's risk management activities. In addition, the new guidance makes certain targeted modifications to simplify the application of current hedge accounting guidance. The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years, with early application permitted. The effect of adoption should be reflected as of the beginning of the fiscal year of adoption (that is, the initial application date). All transition requirements and elections should be applied to derivatives positions and hedging relationships existing on the date of adoption. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2017, the FASB issued guidance on share-based payments. The amendment provides clarity intended to reduce diversity in practice and the cost and complexity of accounting for changes to the terms or conditions of share-based payment awards. The new guidance is effective for interim and annual periods beginning after December 15, 2017, requires prospective application to awards modified on or after the date of adoption, and permits early adoption. This amendment did not have a material impact on the Company's consolidated financial statements.

   In March 2017, the FASB issued guidance that requires certain premiums on callable debt securities to be amortized to the earliest call date and is intended to better align interest income recognition with the manner in which market participants price these instruments. The new guidance is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted and is to be applied on a modified retrospective basis. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In March 2017, the FASB issued new guidance on the presentation of net periodic pension and post-retirement benefit costs that requires disaggregation of the service cost component from the other components of net benefit costs on the income statement. The service cost component will be presented with other employee compensation costs in "income from operations," and the remaining components will be reported separately outside of income from operations. While this standard does not change the rules for how benefits costs are measured, it limits the amount eligible for capitalization to the service cost component and, therefore, may require insurers and other entities that establish deferred assets related to the acquisition of new contracts to align its capitalization policies/practices with that limitation. The new guidance is effective for interim and annual periods beginning after December 15, 2017 with early adoption permitted and is to be applied retrospectively for changes in the income statement presentation of net benefit cost and prospectively for changes in capitalization eligibility. The guidance permits the use of amounts previously disclosed for the various components of net benefits cost as the basis for the retrospective change in the income statement presentation, and use of that approach must be disclosed as a "practical expedient" to determining how much of the various components of net benefits costs actually was reflected in historical income statements a result of capitalization and subsequent amortization. For purpose of segment reporting, net periodic benefits costs should continue to be presented based on how management reports those costs internally for evaluation, regardless of these new requirements. The Company expects to utilize the practical expedient for adopting the retrospective change in its income statement presentation of net benefits costs. Based on the assessments performed to-date, adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance to simplify elements of cash flow classification. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied using a retrospective transition method. Adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's financial condition or results of operations.

   In June 2016, the FASB issued new guidance related to the accounting for credit losses on financial instruments. The new guidance introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The new guidance is effective for interim and annual periods beginning after December 15, 2019 with early adoption permitted for annual periods beginning after December 15, 2018. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In February 2016, the FASB issued revised guidance to lease accounting that will require lessees to recognize on the balance sheet a "right-of-use" asset and a lease liability for virtually all lease arrangements, including those embedded in other contracts. The new lease accounting model will continue to distinguish between capital and operating leases. The current straight-line pattern for the recognition of rent expense on an operating lease is expected to remain substantially unchanged by the new guidance but instead will be comprised of amortization of the right-of-use asset and interest cost on the related lease obligation, thereby resulting in an income statement presentation similar to a financing arrangement or capital lease. Lessor accounting will remain substantially unchanged from the current model but has been updated to align with certain changes made to the lessee model. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. The transition provisions require application on a modified retrospective approach at the beginning of the earliest comparative period presented in the financial statements (that is, January 1, 2017). Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing lease contracts and arrangements. Management currently is evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In January 2016, the FASB issued new guidance related to the recognition and measurement of financial assets and financial liabilities. The new guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale ("AFS") debt securities. The new guidance will require equity investments in unconsolidated entities, except those accounted for under the equity method, to be measured at fair value through earnings, thereby eliminating the AFS classification for equity securities with readily determinable fair values for which changes in fair value currently are reported in AOCI. Adoption of this new guidance is required in interim and annual periods beginning after December 15, 2017 and is to be applied on a modified retrospective basis. At December 31, 2017, the Company's equity investments include approximately $157 million common stock securities designated as AFS for which a cumulative effect adjustment to opening retained earnings will be made at January 1, 2018 to reclassify from AOCI the related net unrealized investment gains/(losses), net of income tax. The Company's investment assets held in the form of equity interests in unconsolidated entities, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds, generally are accounted for under the equity method and will not be impacted by this new guidance. The Company does not currently report any of its financial liabilities under the fair value option. Adoption of this new guidance in first quarter 2018 is not expected to have a material impact on the Company's financial condition or results of operations.

   In May 2014, the FASB issued new guidance that revises the recognition criteria for revenue arising from contracts with customers to provide goods or services, except when those revenue streams are from insurance contracts, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new standard's core principle is that revenue should be recognized when "control" of promised goods or services is transferred to customers and in an amount that reflects the consideration to which it expects to be entitled in exchange. Applying the new revenue recognition criteria generally will require more judgments and estimates than under current guidance in order to identify contractual performance obligations to customers, assess the roles of intermediaries in fulfilling those obligations, determine the amount of variable consideration to include in the transaction price, and allocate the transaction price to distinct performance obligations in bundled contracts. The new guidance is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. Transition to the new standard requires a retrospective approach but application is permitted either on a full or modified basis, the latter by recognition of a cumulative-effect adjustment to opening equity in the period of initial adoption. On January 1, 2018, the Company will adopt the new revenue recognition guidance on a modified retrospective basis and provide in its first quarter 2018 reporting the additional disclosures required by the new standard. Revenues within the scope of this standard and subject to the Company's analysis largely emerge from its investment in AllianceBernstein, as reported in the Company's Investment Management and Research segment, but also result from the Company's direct wholly-owned subsidiary, FMG as well as broker-dealer operations. Based on the assessments performed to-date, the Company does not expect any changes in the amounts or timing of revenue recognition, including base investment management and advisory fees, distribution revenues, shareholder servicing revenues, and broker-dealer revenues. However, performance-based fees, that currently are recognized at the end of the applicable measurement period when no risk of reversal remains, and carried-interest distributions received (considered performance-based fees), that currently are recorded as deferred revenues until no risk of reversal remains, in certain instances may be recognized earlier under the new standard if it is probable that significant reversal will not occur. As a result, the Company currently expects its initial adoption of the new revenue recognition standard at January 1, 2018 will result in a pre-tax cumulative effect adjustment to increase opening equity by approximately
   $35 million, representing carried-interest distributions previously received, net of revenue sharing payments to investment team members, with respect to which it is probable that significant reversal will not occur. The Company's future financial statements will include additional disclosures as required by the new revenue recognition guidance.

   Closed Block

   As a result of demutualization, the Company's Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and income of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company's general account (the "General Account"), any of its separate accounts (the "Separate Accounts") or any affiliate of the Company without the approval of the New York State Department of Financial Services (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax income from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's income.

   If the actual cumulative income from the Closed Block are greater than the expected cumulative income, only the expected income will be recognized in net income. Actual cumulative income in excess of expected cumulative income at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block income in a subsequent period are less than the expected income for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative income of the Closed Block are less than the expected cumulative income, only actual income would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in other comprehensive income ("OCI"). The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income is stated at depreciated cost less valuation allowances.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the statements of Net income (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2017 and 2016, the carrying value of COLI was $911 million and $892 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets. The Company classifies as short-term securities purchased with a maturity of twelve months or less.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   Cash and securities segregated primarily includes U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of its brokerage customers under Rule 15c3-3 of the Exchange Act.

   All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Net derivative gains (losses)" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Securities Repurchase and Reverse Repurchase Agreements

   Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company's securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company's securities repurchase arrangements are reported in the consolidated statements of income (loss) as "Net investment income" and the associated borrowing cost is reported as "Interest expense." The Company has not actively engaged in securities reverse repurchase transactions.

   Commercial and Agricultural Mortgage Loans on Real Estate:

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problem mortgages but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans, a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan-specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. At December 31, 2017 and 2016, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $19 million and $34 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to universal life ("UL") and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income.

   AMORTIZATION POLICY. In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC are amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in income (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a reversion to the mean ("RTM") approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Based upon management's current expectations of interest rates and future fund growth, the Company updated its RTM assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At
   December 31, 2017, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than five years in order to reach the average gross long-term return estimate, the application of the five year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than five years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2017, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.7% grading to 4.3% over 7 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in net income in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative income over expected cumulative income as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in net income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period net income (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in net income
   (loss) in the period such deficiency occurs.

   For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Policyholder Bonus Interest Credits

   Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets in the consolidated balance sheets and amortization is included in Interest credited to policyholders' account balances in the consolidated statements of income (loss).

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium, investment performance and interest credited, net of surrenders, withdrawals, benefits and charges.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.1% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.2%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to income.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

   For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and/or contain guaranteed minimum living benefit ("GMLB," and together with GMDB, the "GMxB features") which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit ("GMIB") base. The Company previously issued certain variable annuity products with and guaranteed income benefit ("GIB") features, guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features. The Company has also assumed reinsurance for products with GMxB features.

   Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   Products that have a GMIB feature with a no-lapse guarantee rider ("NLG"), GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively "GMxB derivative features") are considered either freestanding or embedded derivatives and discussed below under ("Embedded and Freestanding Insurance Derivatives").

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (I.E., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income. Premium deficiency reserves have been recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of income may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional profits followed by loss liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A profits followed by loss liability is included in "Future policy benefits" and is predominately associated with certain interest-sensitive life contracts.

   Embedded and Freestanding Insurance Derivatives

   Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

   Additionally the Company cedes and assumes reinsurance for products with GMxB features, which are considered an embedded when part of a reinsurance contract covers risks not treated as derivative or a freestanding derivative otherwise. The GMxB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios.

   Changes in the fair value of embedded and freestanding derivatives are reported on the consolidated statements of income (loss) in Net derivative gains (losses). Reserves for embedded derivatives liabilities and assumed reinsurance contracts are reported in Future policyholders' benefits and other policyholders' liabilities and the GMIB reinsurance contract asset, at fair value is reported in a stand-alone line in the consolidated balance sheets.

   Embedded and freestanding insurance derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent "excess" fees and are reported in Policy charges and fee income.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent Separate Account assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment income (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Account assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Account are offset within the same line in the consolidated statements of income
   (loss). For 2017, 2016 and 2015, investment results of such Separate Accounts were gains (losses) of $16,735 million, $8,222 million and $(1,148) million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Account assets and liabilities and are not reported in revenues or expenses. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management and Service Fees and Related Expenses

   INVESTMENT MANAGEMENT AND RESEARCH

   Investment management and service fees principally include the Investment Management and Research segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") and Sanford
   C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Since January 31, 2009, AB sponsored U.S. mutual funds have not offered back-end load shares to new investors. Likewise, as of December 31, 2016, AB sponsored Non-U.S. Funds are no longer offering back-end load shares, except in isolated instances.

   Management periodically reviews the deferred sales commission asset for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If these factors indicate impairment in value, a comparison is made of the carrying value to the undiscounted cash flows expected to be generated by the asset over its remaining life. If it is determined the deferred sales commission asset is not fully recoverable, the asset will be deemed impaired and a loss will be recorded in the amount by which the recorded amount of the asset exceeds its estimated fair value.

   RETIREMENT AND PROTECTION

   Investment management and service fees also includes fees earned by AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") from providing investment management and administrative services to AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT") and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust (collectively, the "Other AXA Trusts"). AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services.

   AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. It has also entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG.

   AXA Equitable FMG's fees related to its services are calculated as a percentage of assets under management and are recorded in Investment management and service fees in the consolidated statements of income (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the consolidated statements of income (loss).

   Goodwill and Other Intangible Assets

   Goodwill reported by the Company represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and purchases of units of the limited partnership interest in ABLP ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Effective January 1, 2017, the Company early-adopted new guidance that eliminated Step 2 testing from the goodwill impairment model and continued to limit the measurement of any goodwill impairment to the carrying value of the reporting unit's goodwill.

   The Company's intangible assets primarily relate to the Bernstein Acquisition and purchases of AB Units and reflect amounts assigned to acquired investment management contracts based on their estimated fair values at the time of acquisition, less accumulated amortization. These intangible assets generally are amortized on a straight-line basis over their estimated useful life, ranging from six to twenty years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, impairment tests are performed to measure the amount of the impairment loss, if any.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized software costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software's useful life such that acceleration of amortization over a shorter period than initially determined would be required.

   Income Taxes

   The Company and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   As required under accounting for income taxes, the Company determined reasonable estimates for certain effects of the Tax Cuts and Jobs Act enacted on December 22, 2017 and recorded those estimates as provisional amounts in the 2017 consolidated financial statements. In accordance with SEC Staff Accounting Bulletin No. 118 ("SAB 118"), the Company may make additional adjustments during 2018 (the measurement period) to the income tax balance sheet and income statement accounts as the U.S. Department of the Treasury issues further guidance and interpretations.

   Accounting and Consolidation of VIEs

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product and is temporary in nature. The Company evaluates its seed investments on a quarterly basis to determine whether consolidation is required.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   A VIE must be consolidated by its primary beneficiary, which generally is defined as the party that has a controlling financial interest in the VIE. The Company is deemed to have a controlling financial interest in a VIE if it has (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive income from the VIE that potentially could be significant to the VIE. For purposes of evaluating
   (ii) above, fees paid to the Company as a decision maker or service provider are excluded if the fees are compensation for services provided commensurate with the level of effort required to be performed and the arrangement includes only customary terms, conditions or amounts present in arrangements for similar services negotiated at arm's length.

   If the Company has a variable interest in an entity that is determined not to be a VIE, the entity then is evaluated for consolidation under the voting interest entity ("VOE") model. For limited partnerships and similar entities, the Company is deemed to have a controlling financial interest in a VOE, and would be required to consolidate the entity, if the Company owns a majority of the entity's kick-out rights through voting limited partnership interests and other limited partners do not hold substantive participating rights (or other rights that would indicate that the Company does not control the entity). For entities other than limited partnerships, the Company is deemed to have a controlling financial interest in a VOE if it owns a majority voting interest in the entity.

   The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

   At December 31, 2017, the Company held approximately $1,123 million of investment assets in the form of equity interests issued by non-corporate legal entities determined under the new guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheet as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these nonconsolidated VIEs are approximately $160,178 million. The Company's maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1,123 million and approximately $693 million of unfunded commitments at December 31, 2017. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

   At December 31, 2017, the Company consolidated three real estate joint ventures for which it was identified as primary beneficiary under the VIE model. Two of the joint ventures are owned 95% by the Company and 5% by the venture partner. The third consolidated entity is jointly owned by AXA Equitable and AXA France and holds an investment in a real estate venture. Included in the Company's consolidated balance sheets at December 31, 2017 and 2016, respectively, are total assets of $393 million and $36 million related to these VIEs, primarily resulting from the consolidated presentation of $372 million and $36 million of real estate held for production of income. Also resulting from the Company's consolidated presentation of these VIEs are total liabilities of $229 million and $11 million at December 31, 2017 and 2016, respectively, including long term debt in the amount of $203 million and $0 million. In addition, real estate held for production of income reflects $18 million and $20 million as related to two non-consolidated joint ventures at December 31, 2017 and 2016, respectively.

   Included in the Company's consolidated balance sheet at December 31, 2017 are assets of $1,550 million, liabilities of $696 million and redeemable non-controlling interest of $596 million associated with the consolidation of AB-sponsored investment funds under the VIE model. Also included in the Company's consolidated balance sheets are assets of $58 million, liabilities of $2 million and redeemable non-controlling interest of $0 million from consolidation of AB-sponsored investment funds under the VOE model. The assets of these consolidated funds are presented within Other invested assets and cash and cash equivalents, and liabilities of these consolidated funds are presented with other liabilities on the face of the Company's consolidated balance sheet at December 31, 2017; ownership interests not held by the Company relating to consolidated VIEs and VOEs are presented either as redeemable or non-redeemable noncontrolling interest, as appropriate. The Company is not required to provide financial support to these company-sponsored investment funds, and only the assets of such funds are available to settle each fund's own liabilities.

   As of December 31, 2017, the net assets of investment products sponsored by AB that are nonconsolidated VIEs are approximately $53,600 million and the Company's maximum exposure to loss from its direct involvement with these VIEs is its investment of $7.9 million at December 31, 2017. The Company has no further commitments to or economic interest in these VIEs.

   Assumption Updates and Model Changes

   In 2017, the Company made several assumption updates and model changes, including the following: (1) updated the expectation of long-term Separate Accounts volatility used in estimating policyholders' benefits for variable annuities with GMDB and GMIB guarantees and variable universal life contracts with secondary guarantees; (2) updated the estimated duration used to calculate policyholders' benefits for variable annuities with GMDB and GMIB guarantees and the period over which DAC is amortized; (3) updated policyholder behavior assumptions based on emerging experience, including expectations of long-term lapse and partial withdrawal rates for variable annuities with GMxB features; (4) updated premium funding assumptions for certain universal life and variable universal life products with secondary guarantees; (5) completed its periodic review and updated its long term mortality assumption for universal, variable universal and traditional life products; (6) updated the assumption for long term General Account spread and yield assumptions in the DAC amortization and loss recognition testing calculations for universal life, variable universal life and deferred annuity business lines; (7) updated our maintenance expense assumption for universal life and variable universal life products; and (8) implemented other actuarial assumption updates and model changes, resulting in the full release of the reserve. The net impact of assumption changes in 2017 increased policyholders' benefits by $23 million, increased the amortization of DAC by $247 million, decreased policy charges and fee income by $88 million, increased the fair value of our GMIB reinsurance asset by $1.5 billion and decreased the fair value of the GMIB NLG liability by $447 million. This resulted in an increase in Income (loss) from operations, before income taxes of $1.7 billion and increased Net income by approximately $1.1 billion.

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves; (3) updated its mortality assumption for certain variable interest-sensitive life ("VISL") as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields. The net impact of assumption updates and model changes in 2016 decreased Policyholders' benefits by $135 million, increased the amortization of DAC by $193 million, increased policy charges and fee income by $35 million, decreased Income (loss) from operations, before income taxes by $23 million and decreased Net income by approximately $15 million.

   In 2015 the Company announced it would raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007, which have both issue ages 70 and above and a current face value amount of $1 million and above, effective in 2016. The Company raised the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the original schedule of COI rates was established. This COI rate increase was larger than the increase previously anticipated in management's reserve assumptions. As a result, management updated the assumption to reflect the actual COI rate increase, resulting in a $71 million and $46 million increase in Income (loss) from operations, before income taxes and Net income, respectively, in 2015.

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreased the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, and increase in the fair value of the GMIBNLG liability of $786 million, a decrease in the GMDB/GMIB reserves of $864 million and a decrease in the amortization of DAC of $32 million. In 2015, this assumption update decreased Income (loss) from operations, before income taxes and Net income by approximately $636 million and $413 million, respectively.

   In 2015, based upon management's then current expectations of interest rates and future fund growth, the Company updated its reversion to the mean ("RTM") assumption used to calculate GMDB/GMIB and VISL reserves and amortization DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $570 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $73 million. In 2015, this assumption update decreased Income (loss) from operations, before income taxes and Net income by approximately $527 million and $342 million, respectively.

   In 2015, expectations of long-term lapse rates for certain Accumulator(R) products at certain durations and moneyness levels were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. The impact of this assumption update in 2015 was an increase in the fair value of the GMIB reinsurance contract asset of $216 million, an increase in the fair value of the GMIBNLG liability of $101 million, an increase in the GMIB reserves of $53 million and a decrease in the amortization of DAC of $12 million. In 2015, this assumption update increased Income (loss) from operations, before income taxes and Net income by approximately $74 million and $48 million, respectively.

   In 2015, the Company launched a lump sum payment option to certain contract holders with GMIB and GWBL benefits at the time their AAV falls to zero. As a result, the Company updated its future reserve assumptions to incorporate the expectation that some policyholders will utilize this option. The impact of this assumption update in 2015 resulted in a decrease in the fair value of the GMIB reinsurance contract asset of $263 million, a decrease in the fair value of the GMIBNLG liability of $320 million and a decrease in the GMIB reserves of $47 million. In 2015, this assumption update increased Income (loss) from operations, before income taxes and Net income by approximately $103 million and $67 million, respectively.

   Restatement and Revision of Prior Period Financial Statements

   Management identified errors in its previously issued financial statements related primarily to the calculation of policyholders' benefit reserves and the calculation of DAC amortization for certain variable and interest sensitive life products. Based on quantitative and qualitative factors, management determined that the impact of the errors was material to the consolidated financial statements and financial statement schedules as of and for the year ended December 31, 2016, which therefore are restated herein and discussed below. The impact of these errors to the consolidated financial statements for the year ended December 31, 2015 was not considered to be material either individually or in the aggregate. In order to improve the consistency and comparability of the financial statements, management voluntarily revised the consolidated statements of income (loss), statements of comprehensive income (loss), statements of equity and statements of cash flows for the year ended December 31, 2015 to include the revisions discussed herein.

                                                            DECEMBER 31, 2016
                                              ----------------------------------------------
                                               AS PREVIOUSLY      IMPACT OF
                                                 REPORTED      ADJUSTMENTS/(1)/ AS RESTATED
                                              ---------------- ---------------  ------------
                                                              (IN MILLIONS)
ASSETS:
  Deferred policy acquisition costs.......... $          4,852 $           206  $      5,058
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........           10,316              (2)       10,314
                                                               ---------------
   Total assets..............................          204,352             204       204,556
                                                               ---------------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................           28,939             (38)       28,901
  Current and deferred taxes.................            2,751              83         2,834
                                                               ---------------
   Total liabilities.........................          189,504              45       189,549
                                                               ---------------

                                                          DECEMBER 31, 2016
                                              ------------------------------------------
                                              AS PREVIOUSLY     IMPACT OF
                                                REPORTED     ADJUSTMENTS/(1)/ AS RESTATED
                                              -------------- ---------------  -----------
                                                            (IN MILLIONS)
EQUITY:
  Retained earnings.......................... $        6,005 $           145  $     6,150
  Accumulated other comprehensive income
   (loss)....................................              3              14           17
                                                             ---------------
  Total equity attributable to AXA Equitable.         11,349             159       11,508
                                                             ---------------
  Total equity...............................         14,445             159       14,604
                                                             ---------------
Total liabilities, redeemable controlling
  interest and equity........................ $      204,352 $           204  $   204,556
                                                             ===============

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being restated, and thus these figures differ from what was reported in the Form 8-K.

                                                    AS PREVIOUSLY         IMPACT OF         AS        AS
                                                      REPORTED        ADJUSTMENTS /(1)/  RESTATED   REVISED
                                                --------------------  ----------------  ---------  ---------
                                                     YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                --------------------  ----------------  --------------------
                                                   2016       2015      2016     2015      2016      2015
                                                ---------  ---------  -------  -------  ---------  ---------
                                                                        (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Premiums....................................       854        828       26       24        880        852
   Net derivative gains (losses)...............    (1,163)    (1,075)     (48)     (86)    (1,211)    (1,161)
                                                                      -------  -------
       Total revenues..........................     9,160      9,023      (22)     (62)     9,138      8,961
                                                                      -------  -------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,745      2,457       26       17      2,771      2,474
   Interest credited to policyholder's
     account balances..........................     1,079        973      (50)     (86)     1,029        887
   Amortization of deferred policy
     acquisition costs, net....................       287       (254)    (235)      11         52       (243)
                                                                      -------  -------
       Total benefits and other deductions.....     8,775      7,981     (259)     (58)     8,516      7,923
                                                                      -------  -------
  Income (loss) from operations, before
   income taxes................................       385      1,042      237       (4)       622      1,038
  Income tax (expense) benefit.................       168         23      (84)      (1)        84         22
                                                                      -------  -------
  Net income (loss)............................       553      1,065      153       (5)       706      1,060
                                                                      -------  -------
  Net income (loss) attributable to AXA
   Equitable................................... $      57  $     667  $   153  $    (5) $     210  $     662
                                                                      =======  =======
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     553  $   1,065  $   153  $    (5) $     706  $   1,060
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (208)      (828)      14       (4)      (194)      (832)
                                                                      -------  -------
  Total other comprehensive income (loss),
   net of income taxes.........................      (229)      (857)      14       (4)      (215)      (861)
                                                                      -------  -------
Comprehensive income (loss)....................       324        208      167       (9)       491        199
                                                                      -------  -------
  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (155) $    (175) $   167  $    (9) $      12  $    (184)
                                                                      =======  =======

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information for the year ended
       December 31, 2016 that impact the pre-change in accounting principle financial information that is being restated and identified certain additional errors that were not material to the previously disclosed financial information for the year ended December 31, 2015, and thus these figures differ from what was reported in the Form 8-K.

                                                     AS PREVIOUSLY                                     AS         AS
                                                       REPORTED         IMPACT OF ADJUSTMENTS/(1)/  RESTATED    REVISED
                                                ----------------------  -------------------------  ---------   ---------
                                                YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                ----------------------- -------------------------  -----------------------
                                                    2016        2015        2016          2015        2016       2015
                                                -----------  ---------  ------------  -----------  ---------   ---------
                                                                             (IN MILLIONS)
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year......... $     6,998  $   7,243  $         (8) $        (3) $   6,990   $   7,240
  Net income (loss) attributable to AXA
   Equitable...................................          57        667           153           (5)       210         662
                                                                        ------------  -----------
  Retained earnings, end of period.............       6,005      6,998           145           (8)     6,150       6,990
                                                                        ------------  -----------
  Accumulated other comprehensive income
   (loss), beginning of year...................         215        285            --            4        215         289
  Other comprehensive income (loss)............        (212)      (842)           14           (4)      (198)       (846)
                                                                        ------------  -----------
  Accumulated other comprehensive income
   (loss), end of year.........................           3        215            14           --         17         215
                                                                        ------------  -----------
   Total AXA Equitable's equity, end of
     period....................................      11,349     12,536           159           (8)    11,508      12,528
                                                                        ------------  -----------
     TOTAL EQUITY, END OF PERIOD............... $    14,445  $  15,595  $        159  $        (8) $  14,604   $  15,587
                                                                        ============  ===========
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss)........................... $       553  $   1,065  $        153  $        (5) $     706   $   1,060
   Interest credited to policyholders'
     account balances..........................       1,079        973           (50)         (86)     1,029         887
   Net derivative (gains) loss.................       1,163      1,075            48           86      1,211       1,161
   Changes in:
   Deferred policy acquisition costs...........         287       (254)         (235)          11         52        (243)
   Current and deferred income taxes...........        (826)        49            84            1       (742)         50
   Other.......................................        (161)       (92)           --           (7)      (161)        (99)
                                                                        ------------  -----------
Net cash provided by (used in) operating
  activities................................... $      (461) $    (324) $         --  $        --  $    (461)  $    (324)
                                                                        ============  ===========

  /(1)/In the Form 8-K filed on December 21, 2017, the Company reported in
       Exhibit 99.1 to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Form 8-K, the Company identified certain additional errors that were material to the previously disclosed financial information as of and for the year ended December 31, 2016 that impact the pre-change in accounting principle financial information that is being restated and identified certain additional errors that were not material to the previously disclosed financial information as of and for the year ended December 31, 2015, and thus these figures differ from what was reported in the Form 8-K.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                            GROSS        GROSS
                                               AMORTIZED  UNREALIZED  UNREALIZED                 OTTI
                                                 COST       GAINS       LOSSES     FAIR VALUE IN AOCI/(3)/
                                              ----------- ---------- ------------- ---------- -----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2017
-----------------
Fixed Maturity Securities:
  Public corporate........................... $    13,645  $     725 $          25 $   14,345  $       --
  Private corporate..........................       6,951        217            31      7,137          --
  U.S. Treasury, government and agency.......      12,644        676           185     13,135          --
  States and political subdivisions..........         414         67            --        481          --
  Foreign governments........................         387         27             5        409          --
  Commercial mortgage-backed.................          --         --            --         --          --
   Residential mortgage-backed/(1)/..........         236         15            --        251          --
   Asset-backed/(2)/.........................          93          3            --         96           2
  Redeemable preferred stock.................         461         44             1        504          --
                                              -----------  --------- ------------- ----------  ----------
     Total Fixed Maturities..................      34,831      1,774           247     36,358           2
Equity securities............................         157         --            --        157          --
                                              -----------  --------- ------------- ----------  ----------
Total at December 31, 2017................... $    34,988  $   1,774 $         247 $   36,515  $        2
                                              ===========  ========= ============= ==========  ==========

December 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    12,418  $     675 $          81 $   13,012  $       --
  Private corporate..........................       6,880        215            55      7,040          --
  U.S. Treasury, government and agency.......      10,739        221           624     10,336          --
  States and political subdivisions..........         432         63             2        493          --
  Foreign governments........................         375         29            14        390          --
  Commercial mortgage-backed.................         415         28            72        371           7
   Residential mortgage-backed/(1)/..........         294         20            --        314          --
   Asset-backed/(2)/.........................          51         10             1         60           3
  Redeemable preferred stock.................         519         45            10        554          --
                                              -----------  --------- ------------- ----------  ----------
     Total Fixed Maturities..................      32,123      1,306           859     32,570          10
Equity securities............................         113         --            --        113          --
                                              -----------  --------- ------------- ----------  ----------
Total at December 31, 2016................... $    32,236  $   1,306 $         859 $   32,683  $       10
                                              ===========  ========= ============= ==========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
  /(3)/Amounts represent OTTI losses in AOCI, which were not included in income
       (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2017 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2017

                                               AMORTIZED
                                                 COST      FAIR VALUE
                                              ------------ ----------
                                                   (in millions)
Due in one year or less...................... $      1,339 $    1,352
Due in years two through five................        7,773      8,035
Due in years six through ten.................        9,889     10,136
Due after ten years..........................       15,040     15,984
                                              ------------ ----------
   Subtotal..................................       34,041     35,507
Commercial mortgage-backed securities........           --         --
Residential mortgage-backed securities.......          236        251
Asset-backed securities......................           93         96
Redeemable preferred stocks..................          461        504
                                              ------------ ----------
Total........................................ $     34,831 $   36,358
                                              ============ ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2017, 2016 and 2015:

                                                      DECEMBER 31,
                                              ----------------------------
                                                 2017       2016     2015
                                              ----------  --------  ------
                                                      (IN MILLIONS)
Proceeds from sales.......................... $    7,232  $  4,324  $  979
                                              ==========  ========  ======
Gross gains on sales......................... $       98  $    111  $   33
                                              ==========  ========  ======
Gross losses on sales........................ $     (211) $    (58) $   (8)
                                              ==========  ========  ======
Total OTTI................................... $      (13) $    (65) $  (41)
Non-credit losses recognized in OCI..........         --        --      --
                                              ----------  --------  ------
Credit losses recognized in net income (loss) $      (13) $    (65) $  (41)
                                              ==========  ========  ======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts:

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                               2017   2016
                                              -----  -----
                                              (IN MILLIONS)
Balances at January 1,....................... $(190) $(198)
Previously recognized impairments on
  securities that matured, paid, prepaid or
  sold.......................................   193     73
Recognized impairments on securities
  impaired to fair value this period/(1)/....    --    (17)
Impairments recognized this period on
  securities not previously impaired.........   (13)   (46)
Additional impairments this period on
  securities previously impaired.............    --     (2)
Increases due to passage of time on
  previously recorded credit losses..........    --     --
Accretion of previously recognized
  impairments due to increases in expected
  cash flows.................................    --     --
                                              -----  -----
Balances at December 31,..................... $ (10) $(190)
                                              =====  =====

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                               ----------------
                                                 2017    2016
                                               -------- -------
                                                (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $      1 $    19
   All other..................................    1,526     428
  Equity securities...........................       --      --
                                               -------- -------
Net Unrealized Gains (Losses)................. $  1,527 $   447
                                               ======== =======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                   AOCI GAIN
                                                                                                     (LOSS)
                                              NET UNREALIZED                         DEFERRED      RELATED TO
                                                   GAIN                               INCOME     NET UNREALIZED
                                               (LOSSES) ON           POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS     DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  -----  -------------  -----------  --------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2017                      $           19  $  (1)  $        (10)   $      (3)  $           5
Net investment gains (losses) arising during
  the period.................................            (18)    --             --           --             (18)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............             --     --             --           --              --
   Excluded from Net income (loss)/(1)/......             --     --             --           --              --
Impact of net unrealized investment gains
  (losses) on:...............................
   DAC.......................................             --      2             --           --               2
   Deferred income taxes.....................             --     --             --           (2)             (2)
   Policyholders liabilities.................             --     --              9           --               9
                                              --------------  -----   ------------    ---------   -------------
BALANCE, DECEMBER 31, 2017................... $            1  $   1   $         (1)   $      (5)  $          (4)
                                              ==============  =====   ============    =========   =============

BALANCE, JANUARY 1, 2016..................... $           16  $  --   $         (4)   $      (5)  $           7
Net investment gains (losses) arising during
  the period.................................             (6)    --             --           --              (6)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............              9     --             --           --               9
   Excluded from Net income (loss)/(1)/......             --     --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --     (1)            --           --              (1)
   Deferred income taxes.....................             --     --             --            2               2
   Policyholders liabilities.................             --     --             (6)          --              (6)
                                              --------------  -----   ------------    ---------   -------------
BALANCE, DECEMBER 31, 2016................... $           19  $  (1)  $        (10)   $      (3)  $           5
                                              ==============  =====   ============    =========   =============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in income (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                   NET                                           AOCI GAIN (LOSS)
                                               UNREALIZED                            DEFERRED       RELATED TO
                                                  GAINS                               INCOME      NET UNREALIZED
                                               (LOSSES) ON           POLICYHOLDERS   TAX ASSET      INVESTMENT
                                               INVESTMENTS     DAC    LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              -------------  ------  -------------  -----------  ----------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2017..................... $         428  $  (70)  $       (188)  $      (60)  $           110
Net investment gains (losses) arising during
  the period.................................         1,085      --             --           --             1,085
Reclassification adjustment for OTTI losses:
Included in Net income (loss)................            13      --             --           --                13
Excluded from Net income (loss)/(1)/.........            --      --             --           --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --    (245)            --           --              (245)
   Deferred income taxes.....................            --      --             --         (240)             (240)
   Policyholders liabilities.................            --      --            (44)          --               (44)
                                              -------------  ------   ------------   ----------   ---------------
BALANCE, DECEMBER 31, 2017................... $       1,526  $ (315)  $       (232)  $     (300)  $           679
                                              =============  ======   ============   ==========   ===============

BALANCE, JANUARY 1, 2016..................... $         674  $  (93)  $       (221)  $     (126)  $           234
Net investment gains (losses) arising during
  the period.................................          (240)     --             --           --              (240)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............            (6)     --             --           --                (6)
   Excluded from Net income (loss)/(1)/......            --      --             --           --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --      23             --           --                23
   Deferred income taxes.....................            --      --             --           66                66
   Policyholders liabilities.................            --      --             33           --                33
                                              -------------  ------   ------------   ----------   ---------------
BALANCE, DECEMBER 31, 2016................... $         428  $  (70)  $       (188)  $      (60)  $           110
                                              =============  ======   ============   ==========   ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in income (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 620 issues at December 31, 2017 and the 794 issues at December 31, 2016 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                              --------------------- --------------------- ---------------------
                                                           GROSS                 GROSS                 GROSS
                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                              ---------- ---------- ---------- ---------- ---------- ----------
                                                                        (IN MILLIONS)
DECEMBER 31, 2017:
------------------
Fixed Maturity Securities:
  Public corporate...........................  $   1,384  $       9 $      548 $       16 $    1,932  $      25
  Private corporate..........................        718          8        615         23      1,333         31
  U.S. Treasury, government and agency.......      2,150          6      3,005        179      5,155        185
  States and political subdivisions..........         20         --         --         --         20         --
  Foreign governments........................         11         --         73          5         84          5
  Commercial mortgage- backed................         --         --         --         --         --         --
  Residential mortgage- backed...............         18         --         --         --         18         --
  Asset-backed...............................          7         --          2         --          9         --
  Redeemable preferred stock.................          7         --         12          1         19          1
                                               ---------  --------- ---------- ---------- ----------  ---------

Total........................................  $   4,315  $      23 $    4,255 $      224 $    8,570  $     247
                                               =========  ========= ========== ========== ==========  =========
December 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate...........................  $   2,455  $      75 $      113 $        6 $    2,568  $      81
  Private corporate..........................      1,483         38        277         17      1,760         55
  U.S. Treasury, government and agency.......      5,356        624         --         --      5,356        624
  States and political subdivisions..........         --         --         18          2         18          2
  Foreign governments........................         73          3         49         11        122         14
  Commercial mortgage- backed................         66          5        171         67        237         72
  Residential mortgage- backed...............         47         --          4         --         51         --
  Asset-backed...............................          4         --          8          1         12          1
  Redeemable preferred stock.................        218          9         12          1        230         10
                                               ---------  --------- ---------- ---------- ----------  ---------

Total........................................  $   9,702  $     754 $      652 $      105 $   10,354  $     859
                                               =========  ========= ========== ========== ==========  =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.8% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2017 and 2016 were $182 million and $169 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2017 and 2016, respectively, approximately $1,309 million and $1,574 million, or 3.8% and 4.9%, of the $34,831 million and $32,123 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $5 million and $28 million at December 31, 2017 and 2016, respectively. At December 31, 2017 and 2016, respectively, the $224 million and $105 million of gross unrealized losses of twelve months or more were concentrated in U.S. Treasury, corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either December 31, 2017 or 2016. As of December 31, 2017, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business.

   At December 31, 2017, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $3 million.

   At December 31, 2017 and 2016, respectively, the fair value of the Company's trading account securities was $12,628 million and $9,134 million. Also at December 31, 2017 and 2016, respectively, Trading account securities included the General Account's investment in Separate Accounts which had carrying values of $49 million and $63 million.

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructuring

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $0 million and $15 million at December 31, 2017 and 2016, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $0 million and $1 million in 2017, 2016 and 2015, respectively.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2017, 2016 and 2015 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -----------------------
                                              2017      2016      2015
                                              -----  ----------  -----
                                                   (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $   8  $        6  $  37
   Charge-offs...............................    --          --    (32)
   Recoveries................................    --          (2)    (1)
   Provision.................................    --           4      2
                                              -----  ----------  -----
Ending Balance, December 31,................. $   8  $        8  $   6
                                              =====  ==========  =====
   Individually Evaluated for Impairment..... $   8  $        8  $   6
                                              =====  ==========  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2017, 2016 and 2015.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2017 and 2016, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2017

                                                       DEBT SERVICE COVERAGE RATIO/(1)/
                                              --------------------------------------------------
                                                                                          LESS    TOTAL
                                               GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO   THAN   MORTGAGE
                                              THAN 2.0X  2.0X    1.8X    1.5X    1.2X     1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     --------- ------- ------- ------- ------- -------- ---------
                                                                     (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $    742  $   -- $   320 $    74  $   -- $     -- $   1,136
50% - 70%....................................     4,088     682   1,066     428     145       --     6,409
70% - 90%....................................       169     110     196     272      50       --       797
90% plus.....................................        --      --      27      --      --       --        27
                                               --------  ------ ------- -------  ------ -------- ---------

Total Commercial Mortgage Loans..............  $  4,999  $  792 $ 1,609 $   774  $  195 $     -- $   8,369
                                               ========  ====== ======= =======  ====== ======== =========
AGRICULTURAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $    272  $  149 $   275 $   515  $  316 $     30 $   1,557
50% - 70%....................................       111      46     227     359     221       49     1,013
70% - 90%....................................        --      --      --       4      --       --         4
90% plus.....................................        --      --      --      --      --       --        --
                                               --------  ------ ------- -------  ------ -------- ---------

Total Agricultural Mortgage Loans............  $    383  $  195 $   502 $   878  $  537 $     79 $   2,574
                                               ========  ====== ======= =======  ====== ======== =========
TOTAL MORTGAGE LOANS/(1)/
0% - 50%.....................................  $  1,014  $  149 $   595 $   589  $  316 $     30 $   2,693
50% - 70%....................................     4,199     728   1,293     787     366       49     7,422
70% - 90%....................................       169     110     196     276      50       --       801
90% plus.....................................        --      --      27      --      --       --        27
                                               --------  ------ ------- -------  ------ -------- ---------

Total Mortgage Loans.........................  $  5,382  $  987 $ 2,111 $ 1,652  $  732 $     79 $  10,943
                                               ========  ====== ======= =======  ====== ======== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
   /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2016

                                                      Debt Service Coverage Ratio/(1)/
                                              ------------------------------------------------
                                                                                         Less   Total
                                               Greater  1.8x to 1.5x to 1.2x to  1.0x to than  Mortgage
                                              than 2.0x  2.0x    1.8x    1.5x     1.2x   1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- ------- -------- ------- ----- --------
                                                                    (in millions)
Commercial Mortgage Loans/(1)/
0% - 50%.....................................  $    738  $   95  $   59 $     56  $   -- $  -- $    948
50% - 70%....................................     3,217     430     673    1,100      76    --    5,496
70% - 90%....................................       282      65     229      127      28    46      777
90% plus.....................................        --      --      28       15      --    --       43
                                               --------  ------  ------ --------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  4,237  $  590  $  989 $  1,298  $  104 $  46 $  7,264
                                               ========  ======  ====== ========  ====== ===== ========

                                                       Debt Service Coverage Ratio/(1)/
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
                                                                     (in millions)
Agricultural Mortgage Loans/(1)/
0% - 50%.....................................  $    254  $  138 $    296 $    468  $  286 $   49 $  1,491
50% - 70%....................................       141      57      209      333     219     45    1,004
70% - 90%....................................        --      --        2        4      --     --        6
90% plus.....................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    395  $  195 $    507 $    805  $  505 $   94 $  2,501
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans/(1)/
0% - 50%.....................................  $    992  $  233 $    355 $    524  $  286 $   49 $  2,439
50% - 70%....................................     3,358     487      882    1,433     295     45    6,500
70% - 90%....................................       282      65      231      131      28     46      783
90% plus.....................................        --      --       28       15      --     --       43
                                               --------  ------ -------- --------  ------ ------ --------

Total Mortgage Loans.........................  $  4,632  $  785 $  1,496 $  2,103  $  609 $  140 $  9,765
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2017 and 2016, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                    RECORDED
                                                                                                   INVESTMENT
                                                                                  TOTAL     90 DAYS OR (GREATER THAN)
                               30-59 60-89      90 DAYS                         FINANCING              AND
                               DAYS  DAYS  OR (GREATER THAN) TOTAL   CURRENT   RECEIVABLES          ACCRUING
                               ----- ----- ----------------- ------ --------- ------------- -------------------------
                                                                   (IN MILLIONS)
DECEMBER 31, 2017:
------------------

  Commercial.................. $  27 $  --             $  -- $   27 $   8,342 $       8,369               $        --
  Agricultural................    49     3                22     74     2,500         2,574                        22
                               ----- -----             ----- ------ --------- -------------               -----------
TOTAL MORTGAGE LOANS.......... $  76 $   3             $  22 $  101 $  10,842 $      10,943               $        22
                               ===== =====             ===== ====== ========= =============               ===========

December 31, 2016:
------------------

  Commercial.................. $  -- $  --             $  -- $   -- $   7,264 $       7,264               $        --
  Agricultural................     9     2                 6     17     2,484         2,501                         6
                               ----- -----             ----- ------ --------- -------------               -----------
Total Mortgage Loans.......... $   9 $   2             $   6 $   17 $   9,748 $       9,765               $         6
                               ===== =====             ===== ====== ========= =============               ===========

   The following table provides information relating to impaired mortgage loans at December 31, 2017 and 2016, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE        INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED        INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/  RECOGNIZED
                                              ---------- ---------- ----------  --------------  ------------
                                                                      (IN MILLIONS)
DECEMBER 31, 2017:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --      $       --  $         --
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
TOTAL........................................ $       -- $       -- $       --      $       --  $         --
                                              ========== ========== ==========      ==========  ============
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)     $       27  $          2
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
TOTAL........................................ $       27 $       27 $       (8)     $       27  $          2
                                              ========== ========== ==========      ==========  ============

December 31, 2016:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       15 $       15 $       --      $       22  $         --
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
Total........................................ $       15 $       15 $       --      $       22  $         --
                                              ========== ========== ==========      ==========  ============
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)     $       48  $          2
  Agricultural mortgage loans................         --         --         --              --            --
                                              ---------- ---------- ----------      ----------  ------------
Total........................................ $       27 $       27 $       (8)     $       48  $          2
                                              ========== ========== ==========      ==========  ============

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests accounted for under the equity method with a total carrying value of $1,106 million and $1,123 million, respectively, at December 31, 2017 and 2016. The Company's total equity in net income (loss) for these limited partnership interests was $156 million, $50 million and $67 million, respectively, for 2017, 2016 and 2015.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by applicable states' insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of Treasury Inflation-Protected Securities ("TIPS"), which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company implemented an overlay hedge program to ensure a target asset level for all variable annuities at a CTE98 level under most scenarios, and at a CTE95 level in extreme scenarios.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST variable annuity series ("SIO"), Market Stabilizer Option ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers without any basis risk due to market exposures, thereby substantially reducing any exposure to market-related earnings volatility.

   Derivatives utilized for General Account Investment Portfolio

   The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDSs in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") or Standard European Corporate Contract ("STEC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   The Company purchased 30-year TIPS and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond. At
   December 31, 2017 and 2016, respectively, the Company's unrealized gains (losses) related to this program were $86 million and $(97) million and reported in AOCI.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade CDX index. Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

   In 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. Under this program, the Company derecognized approximately $3,905 million of U.S. Treasury securities for which the Company received proceeds of approximately $3,905 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2017, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $3,796 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2017 is approximately $(23) million, representing the fair value of the total return swap contracts.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2017

                                                             FAIR VALUE
                                                       -----------------------
                                                                               GAINS (LOSSES)
                                              NOTIONAL    ASSET     LIABILITY   REPORTED IN
                                               AMOUNT  DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              -------- ----------- ----------- --------------
                                                               (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $  3,113  $        1 $         3 $         (670)
  Swaps......................................    4,655           3         126           (848)
  Options....................................   20,630       3,334       1,426          1,203
Interest rate contracts:/(1)/
  Floors.....................................       --          --          --             --
  Swaps......................................   19,032         320         191            655
  Futures....................................   11,032          --          --            125
  Swaptions..................................       --          --          --             --
Credit contracts:/(1)/
  Credit default swaps.......................    2,131          35           3             19
Other freestanding contracts:/(1)/
  Foreign currency contracts.................    1,423          19          10            (39)
  Margin.....................................       --          24          --             --
  Collateral.................................       --           4       1,855             --

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(4)/..............       --      10,488          --             69
GMxB derivative features' liability/(2,4)/...       --          --       4,164          1,494
SCS, SIO, MSO and IUL indexed features/(3,4)/       --          --       1,698         (1,118)
                                              --------  ---------- ----------- --------------
Balances, December 31, 2017.................. $ 62,016  $   14,228 $     9,476 $          890
                                              ========  ========== =========== ==============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2016

                                                              Fair Value
                                                        -----------------------
                                                                                Gains (Losses)
                                              Notional     Asset     Liability   Reported In
                                               Amount   Derivatives Derivatives Income (Loss)
                                              --------- ----------- ----------- --------------
                                                                (in millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   5,086  $        1  $        1  $        (826)
  Swaps......................................     3,529          13          67           (290)
  Options....................................    11,465       2,114       1,154            727
Interest rate contracts:/(1)/
  Floors.....................................     1,500          11          --              4
  Swaps......................................    18,933         246       1,163           (224)
  Futures....................................     6,926          --          --             --
  Swaptions..................................        --          --          --             87
Credit contracts:/(1)/
  Credit default swaps.......................     2,757          20          15             15
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       730          52           6             45
  Margin.....................................        --         113           6             --
  Collateral.................................        --         713         748             --
Embedded derivatives:
GMIB reinsurance contracts/(4)/..............        --      10,314          --           (261)
GMxB derivative features' liability/(2,4)/...        --          --       5,319            140
SCS, SIO, MSO and IUL indexed features/(3,4)/        --          --         887           (628)
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2016.................. $  50,926  $   13,597  $    9,366  $      (1,211)
                                              =========  ==========  ==========  =============

   /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
   /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

   For 2017, 2016 and 2015, respectively, Net derivative gain (losses) from derivatives included $(1,156) million, $(4) million and $474 million of realized gains (losses) on contracts closed during those periods and $1,601 million, $(458) million and $(555) million of unrealized gains (losses) on derivative positions at each respective year end.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS MARGIN

   All outstanding equity-based and treasury futures contracts at December 31, 2017 are exchange-traded and net settled daily in cash. At December 31, 2017, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $97 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $10 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $13 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in Over-the-Counter ("OTC") derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized ISDA Master Agreement under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement, it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2017 and 2016, respectively, the Company held $1,855 million and $755 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties as of December 31, 2017 and 2016, respectively, were $2 million and $700 million, for which the Company posted collateral of $3 million and $820 million at December 31, 2017 and 2016, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   MARGIN

   Effective January 3, 2017, the CME amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives for which the CME serves as the central clearing party. As of the effective date, the application of the amended rulebook reduced gross derivative assets by $18 million.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements, respectively and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash and U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2017 and 2016, the balance outstanding under securities repurchase transactions was $1,887 million and $1,996 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in Note 2.

   The following table presents information about the Company's offsetting of financial assets and liabilities and derivative instruments at December 31, 2017.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2017

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
ASSETS/(1)/
Derivatives:
Equity contracts............................. $    3,339 $        1,555 $          1,784
Interest rate contracts......................        320            191              129
Credit contracts.............................         35              3               32
Currency.....................................         19             10                9
Collateral...................................          3          1,855           (1,852)
Margin.......................................         24             --               24
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,740          3,614              126
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,740          3,614              126
Other financial instruments..................      2,995             --            2,995
                                              ---------- -------------- ----------------
  Other invested assets...................... $    6,735 $        3,614 $          3,121
                                              ========== ============== ================
  Total Derivatives, not subject to an ISDA
   Master Agreement.......................... $       -- $           -- $             --
Securities purchased under agreement to
  resell..................................... $       --             -- $             --
                                              ========== ============== ================

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
LIABILITIES/(2)/
Derivatives:
Equity contracts............................. $    1,555 $        1,555 $             --
Interest rate contracts......................        191            191               --
Credit contracts.............................          3              3               --
Currency.....................................         10             10               --
Margin.......................................         --             --               --
Collateral...................................      1,855          1,855               --
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,614          3,614               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,614          3,614               --
Other non-financial liabilities..............      2,663             --            2,663
                                              ---------- -------------- ----------------
  Other liabilities.......................... $    6,277 $        3,614 $          2,663
                                              ========== ============== ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,882 $           -- $          1,882
                                              ========== ============== ================

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about the Company's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2017:

         COLLATERAL AMOUNTS OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2017

                                                               COLLATERAL (RECEIVED)/HELD
                                                               --------------------------
                                               FAIR VALUE OF     FINANCIAL                     NET
                                                  ASSETS        INSTRUMENTS       CASH       AMOUNTS
                                              ---------------- -------------  -----------  ----------
                                                                   (IN MILLIONS)
ASSETS/(1)/
  Total Derivatives.......................... $          1,954 $          --  $    (1,828) $      126
Other financial instruments..................            2,995            --           --       2,995
                                              ---------------- -------------  -----------  ----------
  OTHER INVESTED ASSETS...................... $          4,949 $          --  $    (1,828) $    3,121
                                              ================ =============  ===========  ==========
Liabilities:/(2)/
Other Derivatives............................ $             -- $          --  $        --  $       --
Other financial liabilities..................            2,663            --           --       2,663
                                              ---------------- -------------  -----------  ----------
OTHER LIABILITIES............................            2,663            --           --       2,663
                                              ================ =============  ===========  ==========
SECURITIES SOLD UNDER AGREEMENT TO
  REPURCHASE/(3)/............................ $          1,882 $      (1,988) $       (21) $     (127)
                                              ---------------- -------------  -----------  ----------

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2017:

           REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS

                                                                   AT DECEMBER 31, 2017
                                              --------------------------------------------------------------
                                                     REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              --------------------------------------------------------------
                                              OVERNIGHT AND  UP TO 30       30-90     GREATER THAN
                                               CONTINUOUS      DAYS         DAYS        90 DAYS      TOTAL
                                              ------------- ----------- ------------- ------------- --------
                                                                      (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT
  TO REPURCHASE/(1)/
  U.S. Treasury and agency securities........ $          -- $     1,882 $          -- $          -- $  1,882
                                              ------------- ----------- ------------- ------------- --------
Total........................................ $          -- $     1,882 $          -- $          -- $  1,882
                                              ============= =========== ============= ============= ========

  /(1)/Excludes expense of $5 million in securities sold under agreement to repurchase.

   The following table presents information about the Company's offsetting of financial assets and liabilities and derivative instruments at December 31, 2016:

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2016

                                                              Gross
                                                Gross        Amounts        Net Amounts
                                               Amounts    Offset in the   Presented in the
                                              Recognized  Balance Sheets   Balance Sheets
                                              ---------- ---------------- ----------------
                                                              (in millions)
ASSETS/(1)/
Derivatives:
Equity contracts............................. $    2,128 $          1,221 $            907
Interest rate contracts......................        246            1,163             (917)
Credit contracts.............................         20               15                5
Currency.....................................         52                6               46
Margin.......................................        113                6              107
Collateral...................................        713              748              (35)
                                              ---------- ---------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,272            3,159              113
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         11               --               11
                                              ---------- ---------------- ----------------
  Total Derivatives..........................      3,283            3,159              124
Other financial instruments..................      2,102               --            2,102
                                              ---------- ---------------- ----------------
  Other invested assets...................... $    5,385 $          3,159 $          2,226
                                              ========== ================ ================
Securities purchased under agreement to
  resell..................................... $       -- $             -- $             --
                                              ========== ================ ================

                                                              Gross
                                                Gross        Amounts        Net Amounts
                                               Amounts    Offset in the   Presented in the
                                              Recognized  Balance Sheets   Balance Sheets
                                              ---------- ---------------- ----------------
                                                              (in millions)
LIABILITIES/(2)/
Description
Derivatives:
Equity contracts............................. $    1,221 $          1,221 $             --
Interest rate contracts......................      1,163            1,163               --
Credit contracts.............................         15               15               --
Currency.....................................          6                6               --
Margin.......................................          6                6               --
Collateral...................................        748              748               --
                                              ---------- ---------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,159            3,159               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --               --               --
                                              ---------- ---------------- ----------------
  Total Derivatives..........................      3,159            3,159               --
Other non-financial liabilities..............      2,108               --            2,108
                                              ---------- ---------------- ----------------
  Other liabilities.......................... $    5,267 $          3,159 $          2,108
                                              ========== ================ ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,992 $             -- $          1,992
                                              ========== ================ ================

   /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2016:

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2016

                                                              Collateral (Received)/Held
                                                              --------------------------
                                               Fair Value of     Financial                    Net
                                                  Assets        Instruments      Cash       Amounts
                                              --------------- --------------  ----------  ------------
                                                                   (in millions)
ASSETS/(1)/
  Total Derivatives.......................... $            54 $           --  $       70  $        124
Other financial instruments..................           2,102             --          --         2,102
                                              --------------- --------------  ----------  ------------
  Other invested assets...................... $         2,156 $           --  $       70  $      2,226
                                              =============== ==============  ==========  ============
LIABILITIES/(2)/
                                              --------------- --------------  ----------  ------------
Securities sold under agreement to
  repurchase/(3)/............................ $         1,992 $       (1,986) $       (2) $          4
                                              =============== ==============  ==========  ============

  /(1)/Excludes Investment Management and Research segment's derivative assets of consolidated VIEs/VOEs.
  /(2)/Excludes Investment Management and Research segment's derivative liabilities of consolidated VIEs/VOEs.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2016.

         Repurchase Agreement Accounted for as Secured Borrowings/(1)/

                                                                 At December 31, 2016
                                              ----------------------------------------------------------
                                                   Remaining Contractual Maturity of the Agreements
                                              ----------------------------------------------------------
                                              Overnight and  Up to 30     30-90    Greater Than
                                               Continuous      days       days       90 days     Total
                                              ------------- ---------- ----------- ------------ --------
                                                                    (in millions)
Securities sold under agreement to repurchase
  U.S. Treasury and agency securities........   $        -- $    1,992 $        --  $        -- $  1,992
                                                ----------- ---------- -----------  ----------- --------
Total........................................   $        -- $    1,992 $        --  $        -- $  1,992
                                                =========== ========== ===========  =========== ========

  /(1)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                              TWELVE MONTHS ENDED DECEMBER 31
                                              -------------------------------
                                                 2017       2016       2015
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $   1,365  $   1,418  $   1,420
Mortgage loans on real estate................       453        461        338
Real estate held for the production of income         2         --         --
Repurchase agreement.........................        --          1          1
Other equity investments.....................       188        170         84
Policy loans.................................       205        210        213
Trading securities...........................       381         80         17
Other investment income......................        54         44         40
                                              ---------  ---------  ---------
  Gross investment income (loss).............     2,648      2,384      2,113
Investment expenses..........................       (65)       (66)       (56)
                                              ---------  ---------  ---------
Net Investment Income (Loss)................. $   2,583  $   2,318  $   2,057
                                              =========  =========  =========

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of income (loss). The table below shows a breakdown of Net investment income from trading account securities during the years ended 2017, 2016 and 2015:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                 TWELVE MONTHS ENDED DECEMBER 31,
                                              --------------------------------------
                                                  2017          2016         2015
                                              ------------  -----------  -----------
                                                           (IN MILLIONS)

Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        171  $       (19) $       (63)
Net investment gains (losses) recognized on
  securities sold during the period..........           (5)         (22)          20
                                              ------------  -----------  -----------
Unrealized and realized gains (losses) on
  trading securities.........................          166          (41)         (43)
Interest and dividend income from trading
  securities.................................          215          121           60
                                              ------------  -----------  -----------
Net investment income (loss) from trading
  securities................................. $        381  $        80  $        17
                                              ------------  -----------  -----------

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                  TWELVE MONTHS ENDED DECEMBER 31,
                                              ----------------------------------------
                                                   2017          2016         2015
                                              -------------  -----------  ------------
                                                            (IN MILLIONS)

Fixed maturities............................. $        (130) $        (3) $        (17)
Mortgage loans on real estate................             2           (2)           (1)
Other equity investments.....................             3           (2)           (5)
Other........................................            --           23             3
                                              -------------  -----------  ------------
Investment Gains (Losses), Net............... $        (125) $        16  $        (20)
                                              =============  ===========  ============

   For 2017, 2016 and 2015, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $3 million, $4 million and $4 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   Goodwill represents the excess of purchase price over the estimated fair value of identifiable net assets acquired in a business combination. The Company tests goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. Effective January 1, 2017, the Company early adopted new goodwill guidance that eliminates Step 2 from the impairment model and continues to limit the measure of goodwill impairment to the carrying amount of the reporting unit's goodwill. There was no resulting impact on the carrying amount of the Company's goodwill from adoption of this new guidance.

   The carrying value of the Company's goodwill was $3,584 million and $3,584 million at December 31, 2017 and 2016, respectively, resulting from its investment in AB as well as direct strategic acquisitions of AB, including its purchase of Sanford C. Bernstein, Inc. For purpose of testing this goodwill for impairment, the Company applied a discounted cash flow valuation technique to measure the fair value of the reporting unit, sourcing the underlying cash flows and assumptions from AB's current business plan projections and adjusting the result to reflect the noncontrolling interest in AB as well as incremental taxes at the Company level as related to the form and structure of its investment in AB. At December 31, 2017 and 2016, the Company's annual testing resulted in no impairment of this goodwill as the fair value of the reporting unit exceeded its carrying amount at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill during the periods then ended.

   In the fourth quarter of 2017 and as further described in Note 18, BUSINESS SEGMENT INFORMATION, the Company recast its operating segments to align with the reorganization of its reporting structure, resulting in multiple operating segments for its previously defined Financial Advisory/Insurance segment and to which no goodwill was ascribed. Accordingly, all of the Company's goodwill was reassigned to the Company's Investment Management and Research segment, also deemed a reporting unit for purpose of assessing goodwill recoverability.

   The gross carrying amount of AB related intangible assets was $623 million and $625 million at December 31, 2017 and 2016, respectively and the accumulated amortization of these intangible assets was $498 million and $468 million at December 31, 2017 and 2016, respectively. Amortization expense related to the AB intangible assets totaled $31 million, $29 million and $28 million for 2017, 2016 and 2015, respectively. Estimated annual amortization expense for each of the next two years is approximately
   $30 million, then approximately $23 million in year three and $7 million in years four and five.

   At December 31, 2017 and 2016, respectively, net deferred sales commissions from AB totaled $30 million and $64 million and are included within other assets. Based on the December 31, 2017 net asset balance, the estimated amortization expense of deferred sales commissions for each of the next five years is $21 million, $6 million, $3 million, $0 million and $0 million. The Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions and expectations made with respect to future market levels and redemption rates. As of December 31, 2017 and 2016, the Company determined the deferred sales commission asset was not impaired.

   On September 23, 2016, AB acquired a 100% ownership interest in Ramius Alternative Solutions LLC ("RASL"), a global alternative investment management business that, as of the acquisition date, had approximately $2.5 billion in AUM. RASL offers a range of customized alternative investment and advisory solutions to a global institutional client base. On the acquisition date, AB made a cash payment of $21 million and recorded a contingent consideration payable of $12 million based on projected fee revenues over a five-year measurement period. Goodwill in the amount of $22 million and finite-lived intangible assets of $10 million related to investment management contracts also were recognized at the date of acquisition.

   On June 20, 2014, AB acquired an 82% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million based on projected assets under management levels over a three-year measurement period. Also recognized on the date of acquisition were $58 million of goodwill, $24 million of finite-lived intangible assets related to separately-managed account relationships and $4 million of indefinite-lived intangible assets related to an acquired fund's investment contract. Redeemable noncontrolling interest of $17 million was recorded as related to the fair value of CPH purchased by AB. During 2016 and 2015, AB purchased additional shares of CPH, bringing its ownership interest to 90.0% as of December 31, 2016.

   The acquisitions described above did not have a significant impact on the Company's consolidated revenues or net income. As a result, supplemental pro forma information has not been provided. Additional information regarding the contingent payment obligations associated with these and other acquisitions made by AB is included in Note 7, FAIR VALUE DISCLOSURES.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $162 million and $170 million at December 31, 2017 and 2016, respectively, and is recorded in other assets. Amortization of capitalized software in 2017, 2016 and 2015 was $47 million, $52 million and $55 million, respectively, recorded in other operating costs and expenses in the Consolidated Statements of Income (loss).

5) CLOSED BLOCK

   Summarized financial information for the Company's Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2017     2016
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  6,945 $  7,179
Policyholder dividend obligation.............       32       52
Other liabilities............................      271       43
                                              -------- --------
Total Closed Block liabilities...............    7,248    7,274
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $3,923 and
  $3,884)....................................    4,070    4,025
Mortgage loans on real estate................    1,720    1,623
Policy loans.................................      781      839

                                                DECEMBER 31,
                                              -----------------
                                                2017     2016
                                              -------- --------
                                                (IN MILLIONS)
Cash and other invested assets............... $    351 $    444
Other assets.................................      219      213
                                              -------- --------
Total assets designated to the Closed Block..    7,141    7,144
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      107      130
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of policyholder dividend obligation
   of $32 and $52............................      138      100
                                              -------- --------
Maximum Future Income To Be Recognized From
  Closed Block Assets and Liabilities........ $    245 $    230
                                              ======== ========

   The Company's Closed Block revenues and expenses follow:

                                               2017    2016    2015
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  224  $  212  $  236
Investment income (loss).....................    314     349     368
Net investment gains (losses)................    (20)     (1)      2
                                              ------  ------  ------
Total revenues...............................    518     560     606
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    537     522     550
Other operating costs and expenses...........      2       4       4
                                              ------  ------  ------
Total benefits and other deductions..........    539     526     554
                                              ------  ------  ------
Net revenues, before income taxes............    (21)     34      52
Income tax (expense) benefit.................      6     (12)    (18)
                                              ------  ------  ------
Net Revenues (Losses)........................ $  (15) $   22  $   34
                                              ======  ======  ======

   A reconciliation of the Company's policyholder dividend obligation follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2017      2016
                                              --------  --------
                                                 (IN MILLIONS)
Balances, beginning of year.................. $     52  $     81
Unrealized investment gains (losses).........      (20)      (29)
                                              --------  --------
Balances, End of year........................ $     32  $     52
                                              ========  ========

6) DAC AND POLICYHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for policyholder bonus interest credits are as follows:

                                                     DECEMBER 31,
                                                ---------------------
                                                  2017       2016
                                                --------  -----------
                                                          AS RESTATED
                                                          -----------
                                                    (IN MILLIONS)
Balance, beginning of year..................... $    504     $    534
Policyholder bonus interest credits deferred...        6           13
Amortization charged to income.................      (37)         (43)
                                                --------     --------
Balance, End of Year........................... $    473     $    504
                                                ========     ========

   Changes in deferred acquisition costs at December 31, 2017 and 2016 were as follows:

                                                   DECEMBER 31,
                                              ---------------------
                                                2017       2016
                                              --------  -----------
                                                        AS RESTATED
                                                        -----------
                                                  (IN MILLIONS)
Balance, beginning of year................... $  5,058     $  5,088
Capitalization of commissions, sales and
  issue expenses.............................      578          594
Amortization.................................     (846)        (646)
Change in unrealized investment gains
  (losses)...................................     (243)          22
                                              --------     --------
Balance, End of Year......................... $  4,547     $  5,058
                                              ========     ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2017 and 2016, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they are classified and disclosed within the fair value hierarchy. The Company recognizes transfers between valuation levels at the beginning of the reporting period.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2017

                                                 LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                               ----------  --------- --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       --  $  14,298 $      47 $   14,345
   Private Corporate..........................         --      6,045     1,092      7,137
   U.S. Treasury, government and agency.......         --     13,135        --     13,135
   States and political subdivisions..........         --        441        40        481
   Foreign governments........................         --        409        --        409
   Commercial mortgage-backed.................         --         --        --         --
   Residential mortgage-backed/(1)/...........         --        251        --        251
   Asset-backed/(2)/..........................         --         88         8         96
   Redeemable preferred stock.................        180        324        --        504
                                               ----------  --------- --------- ----------
     Subtotal.................................        180     34,991     1,187     36,358
                                               ----------  --------- --------- ----------
  Other equity investments....................         13         --         1         14
  Trading securities..........................        467     12,161        --     12,628
  Other invested assets:
   Short-term investments.....................         --        768        --        768
   Assets of consolidated VIEs/VOEs...........      1,060        215        27      1,302
   Swaps......................................         --         15        --         15
   Credit Default Swaps.......................         --         33        --         33
   Futures....................................         (2)        --        --         (2)
   Options....................................         --      1,907        --      1,907
   Floors.....................................         --         --        --         --
                                               ----------  --------- --------- ----------
     Subtotal.................................      1,058      2,938        27      4,023
                                               ----------  --------- --------- ----------
Cash equivalents..............................      2,360         --        --      2,360
Segregated securities.........................         --        825        --        825
GMIB reinsurance contracts asset..............         --         --    10,488     10,488
Separate Accounts' assets.....................    118,983      2,983       349    122,315
                                               ----------  --------- --------- ----------
   Total Assets............................... $  123,061  $  53,898 $  12,052 $  189,011
                                               ==========  ========= ========= ==========

                                              LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                                              ------- -------- -------- --------
                                                        (IN MILLIONS)
LIABILITIES
GMxB derivative features' liability..........  $   -- $     -- $  4,164 $  4,164
SCS, SIO, MSO and IUL indexed features'
  liability..................................      --    1,698       --    1,698
Liabilities of consolidated VIEs/VOEs........     670       22       --      692
Contingent payment arrangements..............      --       --       11       11
                                               ------ -------- -------- --------
   Total Liabilities.........................  $  670 $  1,720 $  4,175 $  6,565
                                               ====== ======== ======== ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2016

                                                Level 1    Level 2    Level 3     Total
                                               ---------- ---------  --------- ----------
                                                              (in millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       -- $  12,984  $      28 $   13,012
   Private Corporate..........................         --     6,223        817      7,040
   U.S. Treasury, government and agency.......         --    10,336         --     10,336
   States and political subdivisions..........         --       451         42        493
   Foreign governments........................         --       390         --        390
   Commercial mortgage-backed.................         --        22        349        371
   Residential mortgage-backed/(1)/...........         --       314         --        314
   Asset-backed/(2)/..........................         --        36         24         60
   Redeemable preferred stock.................        218       335          1        554
                                               ---------- ---------  --------- ----------
     Subtotal.................................        218    31,091      1,261     32,570
                                               ---------- ---------  --------- ----------
  Other equity investments....................          3        --          5          8
  Trading securities..........................        478     8,656         --      9,134
  Other invested assets:
   Short-term investments.....................         --       574         --        574
   Assets of consolidated VIEs/VOEs...........        342       205         46        593
   Swaps......................................         --      (925)        --       (925)
   Credit Default Swaps.......................         --         5         --          5
   Futures....................................         --        --         --         --
   Options....................................         --       960         --        960
   Floors.....................................         --        11         --         11
                                               ---------- ---------  --------- ----------
     Subtotal.................................        342       830         46      1,218
                                               ---------- ---------  --------- ----------
Cash equivalents..............................      1,529        --         --      1,529
Segregated securities.........................         --       946         --        946
GMIB reinsurance contracts asset..............         --        --     10,314     10,314
Separate Accounts' assets.....................    108,085     2,818        313    111,216
                                               ---------- ---------  --------- ----------
   Total Assets............................... $  110,655 $  44,341  $  11,939 $  166,935
                                               ========== =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       -- $      --  $   5,319 $    5,319
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --       887         --        887
Liabilities of consolidated VIEs/VOEs.........        248         2         --        250
Contingent payment arrangements...............         --        --         18         18
                                               ---------- ---------  --------- ----------
   Total Liabilities.......................... $      248 $     889  $   5,337 $    6,474
                                               ========== =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2017 and 2016, respectively, the fair value of public fixed maturities is approximately $28,826 million and $24,918 million or approximately 16.2% and 16.0% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2017 and 2016, respectively, the fair value of private fixed maturities is approximately $7,532 million and $7,652 million or approximately 4.2% and 4.9% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2017 and 2016, respectively, the net fair value of freestanding derivative positions is approximately
   $1,953 million and $51 million or approximately 48.5% and 8.2% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2017 and 2016, respectively, investments classified as Level 1 comprise approximately 69.2% and 71.1% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Account assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2017 and 2016, respectively, investments classified as Level 2 comprise approximately 29.9% and 27.9% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2017 and 2016, respectively, approximately $257 million and $340 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, 5, or 6 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

   At December 31, 2017 and 2016, respectively, investments classified as Level 3 comprise approximately 0.9% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2017 and 2016, respectively, were approximately $97 million and $111 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $8 million and $373 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2017 and 2016, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract's benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset and liabilities which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features' liability over a range of market-consistent economic scenarios.

   The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity separate account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset and liabilities to reflect change in the claims-paying ratings of counterparties and the Company an adjustment to the swap curve for non-performance risk to reflect the claims-paying rating of the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

   After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $69 million and $139 million at December 31, 2017 and 2016, respectively, to recognize incremental counterparty nonperformance risk.

   Lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   As of December 31, 2017, the Company's consolidated VIEs/VOEs hold
   $2 million of investments that are classified as Level 3. They primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2017, AFS fixed maturities with fair values of $6 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $7 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.1% of total equity at December 31, 2017.

   In 2016, AFS fixed maturities with fair values of $62 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $25 million were transferred from Level 2 into the Level 3 classification. During 2016, one of AB's private securities went public and, due to a trading restriction period, $56 million was transferred from a Level 3 to a Level 2 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2016.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2017, 2016 and 2015 respectively:

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND              COMMERCIAL    RESIDENTIAL
                                                             POLITICAL    FOREIGN   MORTGAGE-      MORTGAGE-   ASSET-
                                                CORPORATE  SUB-DIVISIONS   GOVTS      BACKED        BACKED     BACKED
                                                ---------  -------------  -------- ------------  ------------- ------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2017....................... $     845  $          42  $     -- $        349  $          --  $  24
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         5             --        --           (2)            --     --
     Investment gains (losses), net............         2             --        --          (63)            --     15
                                                ---------  -------------  -------- ------------  -------------  -----
  Subtotal.....................................         7             --        --          (65)            --     15
                                                ---------  -------------  -------- ------------  -------------  -----
Other comprehensive income (loss)..............         4             (1)       --           45             --     (9)
Purchases......................................       612             --        --           --             --     --
Sales..........................................      (331)            (1)       --         (329)            --    (21)
Transfers into Level 3/(1)/....................         7             --        --           --             --     --
Transfers out of Level 3/(1)/..................        (5)            --        --           --             --     (1)
                                                ---------  -------------  -------- ------------  -------------  -----
BALANCE, DECEMBER 31, 2017..................... $   1,139  $          40  $     -- $         --  $          --  $   8
                                                =========  =============  ======== ============  =============  =====

                                                             STATE AND              COMMERCIAL  RESIDENTIAL
                                                             POLITICAL     FOREIGN  MORTGAGE-    MORTGAGE-   ASSET-
                                                CORPORATE  SUB-DIVISIONS    GOVTS     BACKED      BACKED     BACKED
                                                ---------  -------------  --------  ----------  ----------- -------
                                                                           (IN MILLIONS)

BALANCE, JANUARY 1, 2016.......................   $   420    $        45  $      1     $   503        $  -- $    40
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --             --        --          --           --      --
     Investment gains (losses), net............         1             --        --         (67)          --      --
                                                  -------    -----------  --------     -------        ----- -------
  Subtotal.....................................         1             --        --         (67)          --      --
                                                  -------    -----------  --------     -------        ----- -------
Other comprehensive income (loss)..............         7             (2)       --          14           --       1
Purchases......................................       572             --        --          --           --      --
Sales..........................................      (142)            (1)       --         (87)          --      (8)
Transfers into Level 3/(1)/....................        25             --        --          --           --      --
Transfers out of Level 3/(1)/..................       (38)            --        (1)        (14)          --      (9)
                                                  -------    -----------  --------     -------        ----- -------
BALANCE, DECEMBER 31, 2016.....................   $   845    $        42  $     --     $   349        $  -- $    24
                                                  =======    ===========  ========     =======        ===== =======

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND             COMMERCIAL  RESIDENTIAL
                                                             POLITICAL    FOREIGN  MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE  SUB-DIVISIONS   GOVTS     BACKED      BACKED      BACKED
                                                ---------  -------------  -------- ----------  -----------  -------
                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2015.......................   $   380    $        47  $     --   $    715      $     2  $    53
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         3             --        --          1           --       --
     Investment gains (losses), net............         2             --        --        (38)          --       --
                                                  -------    -----------  --------   --------      -------  -------
  Subtotal.....................................         5             --        --        (37)          --       --
                                                  -------    -----------  --------   --------      -------  -------
Other comprehensive income (loss)..............       (25)            (1)       --         64           --       (4)
Purchases......................................        60             --         1         --           --       --
Sales..........................................       (38)            (1)       --       (175)          (2)      (9)
Transfers into Level 3/(1)/....................        99             --        --         --           --       --
Transfers out of Level 3/(1)/..................       (61)            --        --        (64)          --       --
                                                  -------    -----------  --------   --------      -------  -------
BALANCE, DECEMBER 31, 2015.....................   $   420    $        45  $      1   $    503      $    --  $    40
                                                  =======    ===========  ========   ========      =======  =======

                                                 REDEEM                                                  GMXB
                                                  ABLE           OTHER           GMIB      SEPARATE   DERIVATIVE  CONTINGENT
                                                PREFERRED       EQUITY        REINSURANCE  ACCOUNTS   FEATURES'     PAYMENT
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS    LIABILITY   ARRANGEMENT
                                                ---------  -----------------  -----------  --------  -----------  -----------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2017....................... $       1  $              51  $    10,314  $    313  $    (5,319)          18
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --                 --           --        --           --           --
     Investment gains (losses), net............        --                 --           --        29           --           --
     Net derivative gains (losses).............        --                 --           69        --        1,494           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................        --                 --           69        29        1,494           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
Other comprehensive income (loss)..............        (1)                (4)          --        --           --           --
Purchases/(2)/.................................        --                  6          221        13         (344)          --
Sales/(3)/.....................................        --                 (3)        (116)       (2)           5           --
Settlements/(4)/...............................        --                 --           --        (4)          --           (7)
Activities related to VIEs/VOEs................        --                (22)          --        --           --           --
Transfers into Level 3/(1)/....................        --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................        --                 --           --        --           --           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2017..................... $      --  $              28  $    10,488  $    349  $    (4,164) $        11
                                                =========  =================  ===========  ========  ===========  ===========

BALANCE, JANUARY 1, 2016....................... $      --  $              49  $    10,582  $    313  $    (5,146)          31
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --                 --           --        --           --           --
     Investment gains (losses), net............        --                 --           --        19           --           --
     Net derivative gains (losses).............        --                 --         (261)       --          140           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................        --                 --         (261)       19          140           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
Other comprehensive income (loss)..............        --                 (2)          --        --           --
Purchases/(2)/.................................         1                 --          223        10         (317)          11
Sales/(3)/.....................................        --                 --         (230)       --            4           --
Settlements/(4)/...............................        --                 --           --        (7)          --          (24)
Activities related to VIEs/VOEs................        --                 60           --        --           --           --
Transfers into Level 3/(1)/....................        --                 --           --         1           --           --
Transfers out of Level 3/(1)/..................        --                (56)          --       (23)          --           --
                                                ---------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2016..................... $       1  $              51  $    10,314  $    313  $    (5,319) $        18
                                                =========  =================  ===========  ========  ===========  ===========

                                                                                                       GMxB
                                                Redeemable       Other          GMIB      Separate  derivative  Contingent
                                                Preferred       Equity       Reinsurance  Accounts  features'     Payment
                                                  Stock     Investments/(2)/    Asset      Assets   liability   Arrangement
                                                ----------- ---------------  -----------  --------  ----------  -----------
                                                                               (IN MILLIONS)
BALANCE, JANUARY 1, 2015....................... $        -- $            61  $    10,723  $    260  $   (4,130) $        42
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --           --        --          --           --
     Investment gains (losses), net............          --               5           --        36          --           --
     Net derivative gains (losses).............          --              --         (316)       --        (743)          --
                                                ----------- ---------------  -----------  --------  ----------  -----------
       Subtotal................................          --               5         (316)       36        (743)          --
                                                ----------- ---------------  -----------  --------  ----------  -----------
Other comprehensive income (loss)..............          --               2           --        --          --           --
Purchases/(2)/.................................          --               1          228        26        (274)          --
Sales/(3)/.....................................          --             (20)         (53)       (2)          1          (11)
Settlements/(4)/...............................          --              --           --        (5)         --           --
Transfers into Level 3/(1)/....................          --              --           --        --          --           --
Transfers out of Level 3/(1)/..................          --              --           --        (2)         --           --
                                                ----------- ---------------  -----------  --------  ----------  -----------
BALANCE, DECEMBER 31, 2015..................... $        -- $            49  $    10,582  $    313  $   (5,146) $        31
                                                =========== ===============  ===========  ========  ==========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/For the GMIB reinsurance contract asset, and GMxB derivative features'
       liability, represents attributed fee.
  /(3)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
  /(4)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2017 and 2016 by category for Level 3 assets and liabilities still held at December 31, 2017 and 2016, respectively:

                                                              INCOME (LOSS)
                                                ----------------------------------------
                                                                   NET
                                                 INVESTMENT     DERIVATIVE
                                                    GAINS         GAINS
                                                (LOSSES), NET    (LOSSES)        OCI
                                                -------------- ------------- -----------
                                                              (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2017
STILL HELD AT DECEMBER 31, 2017
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $           -- $          -- $         4
     State and political subdivisions..........             --            --          --
     Commercial mortgage-backed................             --            --          45
     Asset-backed..............................             --            --          (9)
                                                -------------- ------------- -----------
       Subtotal................................ $           -- $          -- $        40
                                                -------------- ------------- -----------
   GMIB reinsurance contracts..................             --            69          --
   Separate Accounts' assets/(1)/..............             29            --          --
   GMxB derivative features' liability.........             --         1,494          --
                                                -------------- ------------- -----------
       Total................................... $           29 $       1,563 $        40
                                                ============== ============= ===========

                                                                Income (Loss)
                                                --------------------------------------------
                                                 Investment         Net
                                                    Gains     Derivative Gains
                                                (Losses), Net     (losses)           OCI
                                                ------------- ----------------  ------------
                                                                (in millions)

Level 3 Instruments
Full Year 2016
Still Held at December 31, 2016
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $         --   $           --  $         11
     State and political subdivisions..........            --               --            (1)
     Commercial mortgage-backed................            --               --             9
     Asset-backed..............................            --               --             1
                                                 ------------   --------------  ------------
       Subtotal................................  $         --   $           --  $         20
                                                 ------------   --------------  ------------
     GMIB reinsurance contracts................            --             (262)           --
     Separate Accounts' assets/(1)/............            20               --            --
     GMxB derivative features' liability.......            --              140            --
                                                 ------------   --------------  ------------
       Total...................................  $         20   $         (122) $         20
                                                 ============   ==============  ============

  /(1)/There is an investment expense that offsets this investment gain (loss).

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2017 and 2016, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2017

                                FAIR         VALUATION              SIGNIFICANT                      WEIGHTED
                                VALUE        TECHNIQUE           UNOBSERVABLE INPUT        RANGE     AVERAGE
                               ------- ---------------------- ------------------------- ------------ --------
ASSETS:                                                    (IN MILLIONS)
Investments:
  Fixed maturities,
   available-for-sale:
   Corporate.................. $    53 Matrix pricing model             Spread over the
                                                                      industry-specific
                                                                  benchmark yield curve 0 - 565 BPS  125 BPS

                                   789 Market comparable               EBITDA multiples 5.3X - 27.9X  12.9X
                                       companies                          Discount rate 7.2% - 17.0%  11.1%
                                                                    Cash flow Multiples 9.0X - 17.7X  13.1X
-------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     326 Third party appraisal        Capitalization rate     4.6%
                                                               Exit capitalization rate     5.6%
                                                                          Discount rate     6.6%

                                     1 Discounted cash flow            Spread over U.S.
                                                                         Treasury curve   243 BPS
                                                                        Discount factor     4.4%
-------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,488 Discounted cash flow                 Lapse Rates 1.0% - 6.3%
  asset.......................                                         Withdrawal rates 0.0% - 8.0%
                                                                 GMIB Utilization Rates 0.0% - 16.0%
                                                                   Non-performance risk 5BPS - 10BPS
                                                              Volatility rates - Equity 9.9% - 30.9%
-------------------------------------------------------------------------------------------------------------

                               FAIR        VALUATION              SIGNIFICANT                          WEIGHTED
                               VALUE       TECHNIQUE           UNOBSERVABLE INPUT          RANGE       AVERAGE
                               ------ --------------------- ------------------------- ---------------- --------
                                                                (IN MILLIONS)

LIABILITIES:
GMIBNLG....................... $4,056 Discounted cash flow            Non-performance
                                                                      riskLapse Rates       1.0%
                                                                     Withdrawal Rates   0.8% - 26.2%
                                                                Utilization Rates NLG   0.0% - 12.4%
                                                                     Forfeiture Rates   0.0% - 16.0%
                                                                     Long-term equity   0.55% - 2.1%
                                                                           Volatility      20.0%
---------------------------------------------------------------------------------------------------------------
GWBL/GMWB.....................    130 Discounted cash flow      Lapse RatesWithdrawal   0.9% - 5.7%
                                                              Rates Utilization Rates   0.0% - 7.0%
                                                            Volatility rates - Equity 100% AFTER DELAY
                                                                                        9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------
GIB...........................   (27) Discounted cash flow      Lapse RatesWithdrawal   0.9% - 5.7%
                                                              Rates Utilization Rates   0.0% - 7.0%
                                                            Volatility rates - Equity   0.0% - 16.0%
                                                                                        9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------
GMAB..........................      5 Discounted cash flow      Lapse RatesVolatility   0.5% - 11.0%
                                                                       rates - Equity   9.9% - 30.9%
---------------------------------------------------------------------------------------------------------------

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2016

                                Fair         Valuation                  Significant                               Weighted
                                Value        Technique               Unobservable Input               Range       Average
                               ------- ---------------------- --------------------------------- ----------------- --------
Assets:                                                           (in millions)
Investments:
Fixed maturities,
  available-for-sale:
   Corporate.................. $    55 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 bps - 565 bps  151 bps

                                   636 Market comparable               EBITDA multiplesDiscount   4.3x - 25.6x     11.7x
                                         companies                     rate Cash flow Multiples   7.0% - 17.8%     11.4%
                                                                                                  14.0x - 16.5x    15.6x
--------------------------------------------------------------------------------------------------------------------------

   Asset-backed...............       2 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 25 bps - 687 bps  38 bps
--------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     295 Third party appraisal                Capitalization rate       4.8%
                                                                       Exit capitalization rate       5.7%
                                                                                  Discount rate       6.6%

                                     3 Discounted cash flow                    Spread over U.S.
                                                                                 Treasury curve
                                                                         Gross domestic product
                                                                                           rate 273 bps - 512 bps 283 bps
                                                                                Discount factor    1.1% - 7.0%     4.3%
--------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,314 Discounted cash flow                         Lapse Rates    1.5% - 5.7%
  asset.......................                                                 Withdrawal rates    0.0% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 16.0%
                                                                           Non-performance risk  5 bps - 17 bps
                                                                      Volatility rates - Equity   11.0% - 38.0%
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
GMIBNLG.......................   5,155 Discounted cash flow                     Non-performance
                                                                                riskLapse Rates       1.1%
                                                                               Withdrawal Rates   1.2% - 26.2%
                                                                          Utilization Rates NLG   0.0% - 11.5%
                                                                               Forfeiture Rates   0.0% - 16.0%
                                                                               Long-term equity   0.55% - 2.1%
                                                                                     Volatility       20.0%
--------------------------------------------------------------------------------------------------------------------------

                               Fair       Valuation              Significant                          Weighted
                               Value      Technique           Unobservable Input          Range       Average
                               ----- --------------------- ------------------------- ---------------- --------
                                                                (in millions)
GWBL/GMWB..................... $114  Discounted cash flow      Lapse RatesWithdrawal   1.0% - 5.7%
                                                             Rates Utilization Rates   0.0% - 7.0%
                                                           Volatility rates - Equity 100% after delay
                                                                                       9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------
GIB...........................   30  Discounted cash flow                 Withdrawal   1.0% - 5.7%
                                                              RatesUtilization Rates   0.0% - 8.0%
                                                           Volatility rates - Equity 100% after delay
                                                                                       9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------
GMAB..........................   20  Discounted cash flow      Lapse RatesVolatility   1.0% - 11.0%
                                                                      rates - Equity   9.0% - 35.0%
--------------------------------------------------------------------------------------------------------------

   Excluded from the tables above at December 31, 2017 and 2016, respectively, are approximately $370 million and $594 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 24.0% and 37.5% of total assets classified as Level 3 and represent only 0.2% and 0.4% of total assets measured at fair value on a recurring basis at December 31, 2017 and 2016, respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage, residential mortgage and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2017 and 2016, respectively, are approximately $842 million and $691 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 73.9% and 81.8% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2017 and 2016, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2017 and 2016, are approximately 4.5% and 8.3%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts assets classified as Level 3 in the table at December 31, 2017 and 2016, primarily consist of a private real estate fund with a fair value of approximately $326 million and $295 million, a private equity investment with a fair value of approximately $0 million and $1 million and mortgage loans with fair value of approximately $1 million and $2 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasury securities would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $14 million and $8 million at December 31, 2017 and $12 million and $3 million at December 31, 2016, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   During 2017, AB made the final contingent consideration payment relating to its 2014 acquisition and recorded a change in estimate and wrote off the remaining contingent consideration payable relating to its 2010 acquisition. As of December 31, 2017, one acquisition-related contingent consideration liability of $11 million remains relating to AB's 2016 acquisition, which was valued using a revenue growth rate of 31.0% and a discount rate ranging from 1.4% to 2.3%.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $18 million and $18 million as of December 31, 2017 and 2016, respectively) and are valued using a projected AUM growth rates with a weighted average of 18.0% for one acquisition and revenue growth rates and discount rates ranging from 4.0% to 31.0% and 1.4% to 6.4% respectively, for the three acquisitions.

   The carrying values and fair values at December 31, 2017 and 2016 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                    FAIR VALUE
                                              ------------------------------------------------------
                                               CARRYING
                                                VALUE     LEVEL 1  LEVEL 2     LEVEL 3      TOTAL
                                              ----------- ------- ---------- ----------- -----------
                                                                  (IN MILLIONS)
December 31, 2017:...........................
Mortgage loans on real estate................ $    10,935 $    -- $       -- $    10,895 $    10,895
Loans to affiliates..........................         703 $    --        700          --         700
Policyholders liabilities: Investment
  contracts..................................       2,068      --         --       2,170       2,170
Funding Agreements...........................       3,014      --      3,020          --       3,020
Policy loans.................................       3,315                 --       4,210       4,210
Short-term and Long-term debt................         769      --        768          --         768
Separate Account Liabilities.................       7,537      --         --       7,537       7,537
December 31, 2016:
Mortgage loans on real estate................ $     9,757 $    -- $       -- $     9,608 $     9,608
Loans to affiliates..........................         703      --        775          --         775
Policyholders liabilities: Investment
  contracts..................................       2,226      --         --       2,337       2,337
Funding Agreements...........................       2,255      --      2,202          --       2,202
Policy loans.................................       3,361      --         --       4,257       4,257
Short-term and Long-term debt................         513      --        513          --         513
Separate Account Liabilities.................       6,194      --         --       6,194       6,194

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Fair values for the Company's long-term debt related to real estate joint ventures is determined by a third party appraisal and assessed for reasonableness. The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   Fair values for FHLBNY funding agreements are determined from a matrix pricing model and are internally assessed for reasonableness. The matrix pricing model for FHLBNY funding agreements utilizes an independently sourced U.S. Treasury curve which is separately sourced from the Barclays' suite of curves.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) INSURANCE LIABILITIES

    A) Variable Annuity Contracts - GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the direct GMDB and GMIB with no NLG features liabilities, before reinsurance ceded, reflected in the consolidated balance sheets in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2015................... $  1,725  $  4,702  $  6,427
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,579      (727)      852
                                              --------  --------  --------
Balance at December 31, 2015.................    2,991     3,886     6,877
  Paid guarantee benefits....................     (357)     (281)     (638)
  Other changes in reserve...................      531       265       796
                                              --------  --------  --------
Balance at December 31, 2016.................    3,165     3,870     7,035
  Paid guarantee benefits....................     (354)     (151)     (505)
  Other changes in reserve...................    1,269     1,083     2,352
                                              --------  --------  --------
Balance at December 31, 2017................. $  4,080  $  4,802  $  8,882
                                              ========  ========  ========

   The following table summarizes the ceded GMDB liabilities, reflected in the consolidated balance sheets in amounts due from reinsurers:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)
Balance at January 1, 2015................... $         833
  Paid guarantee benefits....................          (148)
  Other changes in reserve...................           745
                                              -------------
Balance at December 31, 2015.................         1,430
  Paid guarantee benefits....................          (174)
  Other changes in reserve...................           302
                                              -------------
Balance at December 31, 2016.................         1,558
  Paid guarantee benefits....................          (171)
  Other changes in reserve...................           643
                                              -------------
Balance at December 31, 2017................. $       2,030
                                              =============

   The liability for the GMxB derivative features liability, the liability for SCS, SIO, MSO and IUL indexed features and the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. Summarized in the table below is a summary of the fair value of these liabilities at December 31, 2017 and 2016:

                                                  DECEMBER 31,
                                              --------------------
                                                 2017      2016
                                              ---------  ---------
                                                 (IN MILLIONS)
GMIBNLG /(1)/................................ $   4,056  $   5,155
SCS, MSO, IUL features/ (2)/.................     1,698        887
GWBL/GMWB/(1)/...............................       130        114
GIB/(1)/.....................................       (27)        30
GMAB/(1)/....................................         5         20
                                              ---------  ---------
Total Embedded and Freestanding derivative
  liability.................................. $   5,862  $   6,206
                                              =========  =========
GMIB reinsurance contract asset /(3)/........ $  10,488  $  10,314
                                              =========  =========

  /(1)/Reported in future policyholders' benefits and other policyholders'
       liabilities in the consolidated balance sheets.
  /(2)/Reported in policyholders' account balances in the consolidated balance sheets.
  /(3)/Reported in GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

   The December 31, 2017 values for direct variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of utilization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                    RETURN OF
                                                     PREMIUM    RATCHET   ROLL-UP     COMBO      TOTAL
                                                    ---------  --------  ---------  ---------  ---------
                                                                    (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account................................. $  13,820  $    109  $      65  $     200  $  14,194
   Separate Accounts............................... $  45,816  $  9,556  $   3,516  $  35,784  $  94,672
  Net amount at risk, gross........................ $     169  $     57  $   1,961  $  15,340  $  17,527
  Net amount at risk, net of amounts reinsured..... $     169  $     39  $   1,344  $   6,294  $   7,846
  Average attained age of contractholders'.........      51.3      66.3       72.9       68.2       55.1
  Percentage of contractholders' over age 70.......       9.6%     40.2%      63.1%      46.5%      18.1%
  Range of contractually specified interest rates..      N.A.      N.A.     3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account.................................      N.A.      N.A.  $      23  $     293  $     316
   Separate Accounts...............................      N.A.      N.A.  $  21,195  $  41,091  $  62,286
  Net amount at risk, gross........................      N.A.      N.A.  $     917  $   6,337  $   7,254
  Net amount at risk, net of amounts reinsured.....      N.A.      N.A.  $     287  $   1,561  $   1,848
  Weighted average years remaining until
   utilization.....................................      N.A.      N.A.        1.6        0.7        0.8
  Range of contractually specified interest rates..      N.A.      N.A.     3% - 6%  3% - 6.5%  3% - 6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance Agreements" in Note 9.

..   VARIABLE ANNUITY IN-FORCE MANAGEMENT. The Company proactively manages its variable annuity in-force business. Since in 2012, the Company has initiated several programs to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator contracts. In March 2016, a program to give policyholders an option to elect a full buyout of their rider or a new partial (50)% buyout of their rider expired. The Company believes that buyout programs are mutually beneficial to both the Company and policyholders who no longer need or want all or part of the GMDB or GMIB rider. To reflect the actual payments from the buyout program that expired in March 2016 the Company recognized a $4 million increase to Net income in 2016.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Because variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                               DECEMBER 31,
                                              ---------------
                                               2017    2016
                                              ------- -------
                                               (IN MILLIONS)
GMDB:
-----
Equity....................................... $78,069 $69,625
Fixed income.................................   2,234   2,483
Balanced.....................................  14,084  14,434
Other........................................     285     348
                                              ------- -------
Total........................................ $94,672 $86,890
                                              ======= =======

                                                 DECEMBER 31,
                                              -------------------
                                                2017      2016
                                              --------- ---------
                                                 (IN MILLIONS)

GMIB:
-----
Equity....................................... $  50,429 $  45,931
Fixed income.................................     1,568     1,671
Balanced.....................................    10,165    10,097
Other........................................       124       149
                                              --------- ---------
Total........................................ $  62,286 $  57,848
                                              ========= =========

    C) Hedging Programs for GMDB, GMIB, GIB and Other Features

   Beginning in 2003, the Company established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured. At December 31, 2017, the total account value and net amount at risk of the hedged variable annuity contracts were $55,771 million and $6,893 million, respectively, with the GMDB feature and $42,077 million and $2,613 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (loss) in the period in which they occur, and may contribute to income (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies--NLG

   The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the NLG liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets:

                                               DIRECT    REINSURANCE
                                              LIABILITY     CEDED        NET
                                              ---------  -----------  --------
                                                        (IN MILLIONS)
Balance at January 1, 2015...................   $   979     $   (526) $    453
  Other changes in reserves..................       165           16       181
                                                -------     --------  --------
Balance at December 31, 2015.................     1,144         (510)      634
  Other changes in reserves..................        53          (99)      (46)
                                                -------     --------  --------
Balance at December 31, 2016.................     1,197         (609)      588
  Paid Guaranteed Benefits...................       (24)          --       (24)
  Other changes in reserves..................      (487)         (55)     (542)
                                                -------     --------  --------
Balance at December 31, 2017.................   $   686     $   (664) $     22
                                                =======     ========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with unaffiliated insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The following table summarizes the effect of reinsurance:

                                               2017    2016    2015
                                              ------  ------  ------
                                                   (IN MILLIONS)
Direct premiums.............................. $  880  $  850  $  818
Reinsurance assumed..........................    195     206     207
Reinsurance ceded............................   (171)   (176)   (173)
                                              ------  ------  ------
Premiums..................................... $  904  $  880  $  852
                                              ======  ======  ======
Policy charges and fee income ceded.......... $  718  $  640  $  645
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  694  $  942  $  527
                                              ======  ======  ======

   Ceded Reinsurance

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2017, the Company had reinsured with non-affiliates in the aggregate approximately 3.5% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 16.8% of its current liability exposure resulting from the GMIB feature. For additional information, see
   Note 8 "Insurance Liabilities."

   Based on management's estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives at December 31, 2017 and 2016 were $10,488 million and $10,314 million, respectively. The increases (decreases) in estimated fair value were $174 million, $(268) million and $(141) million for 2017, 2016 and 2015, respectively.

   At December 31, 2017 and 2016, third-party reinsurance recoverables related to insurance contracts amounted to $2,420 million and $2,458 million, respectively. Additionally, $1,904 million and $2,381 million of the amounts due to reinsurers related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Connecticut General Life Insurance Company (AA -- rating) and Paul Revere Life Insurance Company (A-rating). A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations, the Company continues to have the direct obligation.

   Reinsurance payables related to insurance contracts were $134 million and $125 million, at December 31, 2017 and 2016, respectively.

   The Company cedes substantially all of its run-off health business to a third party insurer. Insurance liabilities ceded totaled $71 million and $82 million at December 31, 2017 and 2016, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   Assumed Reinsurance

   In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $716 million and $734 million at December 31, 2017 and 2016, respectively.

   For affiliated reinsurance agreements see "Related Party Transactions" in
   Note 11.

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                              DECEMBER 31,
                                              -------------
                                               2017   2016
                                              ------ ------
                                              (IN MILLIONS)
Short-term debt:
   AB revolving credit facility (with
     interest rate of 2.4%).................. $   75 $   --
   AB commercial paper (with interest rates
     of 1.6% and 0.9%).......................    491    513
                                              ------ ------
Total short-term debt........................ $  566 $  513
                                              ------ ------
Long-term debt:
   AXA Equitable non-recourse mortgage debt
     (with interest rate of 4.1%)............     82     --
   AXA Equitable non-recourse mortgage debt
     (with interest rate of 3.9%)............    121     --
                                              ------ ------
Total Short-term and Long-term debt.......... $  769 $  513
                                              ====== ======

   Short-term Debt

   On December 1, 2016, AB entered into a $200 million, unsecured 364-day senior revolving credit facility (the "AB Revolver") with a leading international bank and the other lending institutions that may be party thereto. On November 29, 2017, as part of an amendment and restatement, the maturity date of the AB Revolver was extended from November 29, 2017 to November 28, 2018. There were no other significant changes included in the amendment. The AB Revolver is available for AB's and SCB LLC's business purposes, including the provision of additional liquidity to meet funding requirements primarily related to SCB LLC's operations. Both AB and SCB LLC can draw directly under the AB Revolver and management expects to draw on the AB Revolver from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Revolver. The AB Revolver contains affirmative, negative and financial covenants which are identical to those of the AB Credit Facility described below. As of December 31, 2017, AB had $75 million outstanding under the AB Revolver with an interest rate of 2.4%.

   As of December 31, 2017 and 2016, AB had $491 million and $513 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 1.6% and 0.9%, respectively.

   Long-term Debt

   As of December 31, 2017, AXA Equitable had $121 million and $82 million in mortgage debt outstanding related to two consolidated real estate joint ventures due August 2027 and September 2022, respectively, with weighted average interest rates of approximately 3.9% and 4.1%, respectively.

   Credit Facilities

   Credit facilities available to the Company consist of following:

                                                      DATE                         AVAILABLE TO COMPANY
                                              ---------------------                -------------------
FACILITIES                                      START     MATURITY  TOTAL FACILITY REVOLVER   SWINGLINE
----------                                    ---------- ---------- -------------- ---------  ---------
                                                                              (IN MILLIONS)
SYNDICATED FACILITIES:
   AB Revolver............................... 11/29/2017 11/28/2018 $          200 $     200  $      --
   AB Credit Facility........................ 10/22/2014 10/22/2019 $        1,000 $   1,000  $     240

   Additional Credit Facilities Available

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders, which matures on October 22, 2019. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million; any such increase is subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC's business purposes, including the support of AB's
   $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2017, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by AB and SBC LLC from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AB and SBC LLC are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AB and SBC LLC'S option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AB, plus one of the following indexes: London Interbank Offered Rate; a floating base rate; or the Federal Funds rate.

   As of December 31, 2017, AB and SCB LLC had no amounts outstanding under the AB Credit Facility and did not draw upon the AB Credit Facility in 2017.

   SCB LLC has three uncommitted lines of credit with three financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $175 million, with AB named as an additional borrower, while line one has no stated limit. As of December 31, 2017, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   LOANS TO AFFILIATES. In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new
   $382 million, seven year term loan with an interest rate of 4.0% was issued. In January 2016, the property was sold and a portion of the proceeds was used to repay the $382 million term loan outstanding and a $65 million prepayment penalty.

   In third quarter 2013, AXA Equitable purchased AXA RE Arizona Company's ("AXA RE Arizona") $50 million note receivable from AXA. AXA RE Arizona is a wholly-owned subsidiary of AXA Financial. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   LOANS FROM AFFILIATES. In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% which was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   COST SHARING AND SERVICE AGREEMENTS. The Company provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with AXA Financial, certain AXA Financial subsidiaries and affiliates to conduct their business. In addition, the Company participates in certain cost sharing and service agreements with AXA and other nonconsolidated affiliates (collectively, "AXA Affiliates"), including technology and professional development arrangements. The costs related to the cost sharing and service agreements are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company.

   AFFILIATED DISTRIBUTION EXPENSE. AXA Equitable pays commissions and fees to AXA Distribution Holding and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   AFFILIATED DISTRIBUTION REVENUE. AXA Distributors, a subsidiary of AXA Equitable, receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   INVESTMENT MANAGEMENT AND SERVICE FEES. AXA Equitable FMG, a subsidiary of AXA Equitable, provides investment management and administrative services to EQAT, VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   INVESTMENT MANAGEMENT AND SERVICE EXPENSES. AXA Investment Managers Inc. ("AXA IM") and AXA Rosenberg Investment Management LLC ("AXA Rosenberg") provide sub-advisory services with respect to certain portfolios of EQAT, VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers ("AXA REIM") manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   The table below summarizes the expenses reimbursed to/from the Company and fees received/paid by the Company in connection with agreements with AXA Affiliates described above for 2017, 2016 and 2015.

                                                2017     2016     2015
                                              -------- -------- --------
                                                    (in millions)
EXPENSES PAID OR ACCRUED FOR BY THE COMPANY:
General services provided by AXA Affiliates.. $    186 $    188 $    164
Paid or accrued commission and fee expenses
  for sale of insurance products by AXA
  Distribution...............................      608      587      603
Investment management services provided by
  AXA IM, AXA REIM and AXA Rosenberg.........        5        2        1
                                              -------- -------- --------
Total........................................      799      777      768
                                              ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR BY THE
COMPANY:
General services provided to AXA Affiliates..      456      531      491
Amounts received or accrued for commissions
  and fees earned for sale of MONY America's
  insurance products.........................       43       43       57
Investment management and administrative
  services provided to EQAT, VIP Trust, 1290
  Funds and Other AXA Trusts.................      720      674      707
                                              -------- -------- --------
Total........................................ $  1,219 $  1,248 $  1,255
                                              ======== ======== ========

   INSURANCE RELATED TRANSACTIONS. The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona.

   The Company currently reinsures to AXA RE Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA RE Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA RE Arizona provide important capital management benefits to AXA Equitable. At December 31, 2017 and 2016, the Company's GMIB reinsurance asset with AXA RE Arizona had carrying values of $8,594 million and $8,578 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2017, 2016 and 2015 totaled approximately $454 million, $447 million and $453 million, respectively. Ceded claims paid in 2017, 2016 and 2015 were $213 million, $65 million and $54 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA RE Arizona to the extent that AXA RE Arizona holds assets in an irrevocable trust (the "Trust") ($9,786 million at December 31, 2017) and/or letters of credit ($3,990 million at December 31, 2017), out of which $250 million letters of credit are guaranteed by AXA Financial while the rest of the letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA RE Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA RE Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA RE Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned in 2017, 2016 and 2015 were $20 million, $20 million and $21 million, respectively. Claims and expenses paid in 2017, 2016 and 2015 were $5 million, $6 million and $5 million, respectively.

   At December 31, 2017 and 2016, affiliated reinsurance recoverables related to insurance contracts amounted to $2,659 million and $2,177 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. Premiums and expenses associated with the reinsurance agreement were $4 million and $4 million in 2017 and 2016, respectively.

   Investment management and service fees includes certain revenues for services provided by AB to mutual funds sponsored by AB. These revenues are described below:

                                                2017    2016     2015
                                              -------- ------- --------
                                                    (IN MILLIONS)

Investment management and services fees...... $  1,148 $   999 $  1,056
Distribution revenues........................      398     372      415
Other revenues -- shareholder servicing fees.       73      76       85
Other revenues -- other......................        7       6        5

   OTHER TRANSACTIONS. Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see "Employee Benefit Plans" in Note 12.

   In 2016, AXA Equitable sold artwork to AXA Financial and recognized a $20 million gain on the sale. AXA Equitable used the proceeds received from this sale to make a $21 million donation to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable, its subsidiaries and affiliates.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), of which AXA Equitable owns 70% and Saum Sing owns 30%. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million, reported in Other equity investments in the consolidated balance sheets.

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $15 million, $16 million and $18 million in 2017, 2016 and 2015, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately
   $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000 (the "AB Plan"). Benefits under the
   AB Plan are based on years of credited service and average final base salary.

   AB uses a December 31 measurement date for the AB Plan.

   Funding Policy

   The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum the Company can deduct for federal income tax purposes. Based on the funded status of the plans at December 31, 2016, AB contributed $4 million to the AB Plan during 2017. AB currently estimates that it will contribute $5 million to the AB Plan during 2018. No minimum funding contributions under ERISA are required to be made to the AXA Equitable plans, and management does not expect to make any discretionary contribution to those plans during 2018.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2017     2016     2015
                                              --------  ------  --------
                                                     (IN MILLIONS)
Service cost................................. $     --  $   --  $      8
Interest cost................................        6       6        93
Expected return on assets....................       (5)     (5)     (159)
Actuarial (gain) loss........................        1       1         1
Net amortization.............................       --      --       110
                                              --------  ------  --------
Net Periodic Pension Expense................. $      2  $    2  $     53
                                              ========  ======  ========

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              ------------------
                                                2017      2016
                                              --------  --------
                                                 (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $    132  $    129
Interest cost................................        6         6
Actuarial (gains) losses.....................       14         2
Benefits paid................................       (6)       (5)
                                              --------  --------
  Projected Benefit Obligation...............      146       132
Transfer to AXA Financial....................       --        --
                                              --------  --------
Projected Benefit Obligation, End of Year.... $    146  $    132
                                              ========  ========

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                                2017     2016
                                              --------  ------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $     87  $   86
Actual return on plan assets.................       14       4
Contributions................................        4      --
Benefits paid and fees.......................       (4)     (3)
                                              --------  ------
Pension plan assets at fair value, end of
  year.......................................      101      87
PBO..........................................      146     132
                                              --------  ------
  Excess of PBO Over Pension Plan Assets.....      (45)    (45)
Transfer to AXA Financial.................... $     --  $   --
                                              --------  ------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $    (45) $  (45)
                                              ========  ======

   Accrued pension costs of $(45) million and $(45) million at December 31, 2017 and 2016, respectively, were recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of their assets were $146 million and $101 million, respectively, at December 31, 2017 and $132 million and $87 million, respectively, at December 31, 2016.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2017 and 2016 that have not yet been recognized as components of net periodic pension cost.

                                              DECEMBER 31,
                                              -------------
                                               2017   2016
                                              ------ ------
                                              (IN MILLIONS)

Unrecognized net actuarial (gain) loss....... $   55 $   51
Unrecognized prior service cost (credit).....      1      1
                                              ------ ------
  Total...................................... $   56 $   52
                                              ====== ======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $1.6 million and $23,959, respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the fair values of the Company's invested assets that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   At December 31, 2017 and 2016, the total fair value of plan assets for the qualified pension plans was approximately $101 million and $87 million, respectively, all supporting the AB qualified retirement plan.

                                              DECEMBER 31,
                                              ------------
                                               2017   2016
                                              -----  -----
Fixed Maturities.............................  15.0%  18.0%
Equity Securities............................  66.0   61.0
Other........................................  19.0   21.0
                                              -----  -----
Total........................................ 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1 LEVEL 2 LEVEL 3 TOTAL
                                              ------- ------- ------- -----
                                                      (IN MILLIONS)
DECEMBER 31, 2017:
ASSET CATEGORIES
Common and preferred equity.................. $    24 $    -- $    -- $  24
Mutual funds.................................      55      --      --    55
                                              ------- ------- ------- -----
  Total assets in the fair value hierarchy...      79      --      --    79
Investments measured at net assets value.....      --      --      --    22
                                              ------- ------- ------- -----
   Investments at fair value................. $    79 $    -- $    -- $ 101
                                              ======= ======= ======= =====
December 31, 2016:
Asset Categories
Common and preferred equity.................. $    21 $    -- $    -- $  21
Mutual funds.................................      47      --      --    47
                                              ------- ------- ------- -----
  Total assets in the fair value hierarchy...      68      --      --    68
Investments measured at net assets value.....      --      --      --    19
                                              ------- ------- ------- -----
   Investments at fair value................. $    68 $    -- $    -- $  87
                                              ======= ======= ======= =====

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

   Assumptions

   DISCOUNT RATE

   The benefits obligations and related net periodic costs of the Company's qualified and non-qualified pension plans are measured using discount rate assumptions that reflect the rates at which the plans' benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the plans are discounted using a published high-quality bond yield curve as a practical expedient for a matching bond approach. Beginning in 2014, AXA Equitable uses the Citigroup Pension Above-Median-AA Curve (the "Citigroup Curve") for this purpose. The Company has concluded that an adjustment to the Citigroup Curve is not required after comparing the projected benefit streams of the plans to the cash flows and duration of the reference bonds.

   At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable Life QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable Life QP by approximately $4 million in 2015.

   MORTALITY

   At December 31, 2015, AXA Equitable concluded to change the mortality projection scale used to measure and report the Company's defined benefit plan obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and a closer alignment to current thinking with respect to projections of mortality improvements.

   In October 2016, the Society of Actuaries ("SOA") released MP-2016, its second annual update to the "gold standard" mortality projection scale issued by the SOA in 2014, reflecting three additional years of historical U.S. population historical mortality data (2012 through 2014). Similar to its predecessor (MP-2015), MP-2016 indicated that, while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested both by MP-2015 and MP-2014. The Company considered this new data as well as observations made from current practice regarding how to best estimate improved trends in life expectancies and concluded to continue using the RP-2000 base mortality table projected on a full generational basis with Scale BB mortality improvements for purposes of measuring and reporting its consolidated defined benefit plan obligations at December 31, 2017.

   Actuarial computations used to determine net periodic costs were made utilizing the following weighted-average assumptions:

                                              Year ended December31,
                                              ---------------------
                                              2017    2016    2015
                                              ----    ----    ----
Discount rate on benefit obligations......... 4.55%   4.75%   4.30%
Expected long-term rate of return on plan
  assets.....................................  6.0%    6.5%    7.0%

   In developing the expected long-term rate of return on plan assets of 6.0%, management considered the historical returns and future expectations for returns for each asset category, as well as the target asset allocation of the portfolio. The expected long-term rate of return on assets is based on weighted average expected returns for each asset class.

   As of December 31, 2017, the mortality projection assumption has been updated to use the generational MP-2017 improvement scale. Previously, mortality was projected generationally using the MP-2016 improvements scale. The base mortality assumption remains at the RP-2014 white-collar mortality table for males and females adjusted back to 2006 using the MP-2014 improvement scale.

   The Internal Revenue Service ("IRS") recently updated the mortality tables used to determine lump sums. For fiscal year-end 2017, we reflected the actual IRS table for 2018 with assumed annual updates for years 2019 and later on the base table (RP-2014 backed off to 2006) with the assumed projection scale of MP-2017.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2017 and 2016. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                              DECEMBER 31,
                                              -----------
                                              2017   2016
                                              -----  -----
Discount rates:
   Other AXA Equitable defined benefit plans. 3.17%  3.48%
   AB Qualified Retirement Plan.............. 4.55%  4.75%
   Periodic cost............................. 3.48%   3.7%
   Expected long-term rates of return on
     pension plan assets (periodic cost).....  6.0%   6.5%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2018, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2017 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2018.........................................  $          7
2019.........................................             7
2020.........................................             5
2021.........................................             6
2022.........................................             8
Years 2023-2027..............................            40

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 12.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensation costs for 2017, 2016 and 2015 for share-based payment arrangements as further described herein are as follows:

                                               2017   2016   2015
                                              ------ ------ ------
                                                 (IN MILLIONS)
Performance Shares........................... $   18 $   17 $   18
Stock Options (Other than AB stock options)..      1      1      1
AXA Shareplan................................      9     14     16
Restricted Awards............................    185    154    174
Other Compensation plans/(1)/................      2      1      2
                                              ------ ------ ------
Total Compensation Expenses.................. $  215 $  187 $  211
                                              ====== ====== ======

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Shares Plan (the "Performance Share Plan"). Prior to 2013, they were granted performance units under AXA's Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

   Performance Units and Performance Shares

   2017 GRANT. On June 21, 2017, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of the Company. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017, the expense associated with the June 21, 2017 grant of performance shares was approximately $9 million.

   SETTLEMENT OF 2014 GRANT IN 2017. On March 24, 2017, share distributions totaling of approximately $21 million were made to active and former AXA Equitable employees in settlement of 2.3 million performance shares earned under the terms of the AXA Performance Share Plan 2014.

   2016 GRANT. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of AXA Equitable. For employees in our retirement and protection businesses, the extent to which 2017-2019 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017 and 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $4 million and $10 million, respectively.

   SETTLEMENT OF 2013 GRANT IN 2016. On March 22, 2016, cash distributions of approximately $55 million were made to active and former AXA Equitable employees in settlement of 2.3 million performance units earned under the terms of the 2013 Performance Share Plan.

   2015 GRANT. On June 19, 2015, under the terms of the Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. For employees in our retirement and protection businesses, the extent to which 2016-2018 cumulative performance targets measuring the performance of AXA and the retirement and protection businesses are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2017, 2016 and 2015, the expense associated with the June 19, 2015 grant of performance shares was $3 million, $4 million and $8 million, respectively.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance units earned under the terms of the AXA Performance Unit Plan 2012.

   The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2017 and 2016 was $45 million and $31 million, respectively. Approximately 2 million outstanding performance shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2016-2018 and 2015-2017 performance targets will determine the number of performance units and shares earned under those awards, respectively.

   Stock Options

   2017 GRANT. On June 21, 2017, 0.5 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)23.92. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 21, 2017, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 21, 2017 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.78 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 25.05%, a weighted average expected term of 8.8 years, an expected dividend yield of 6.53% and a risk-free interest rate of 0.59%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017, the Company recognized expenses associated with the June 21, 2017 grant of options of approximately $0.5 million.

   2016 GRANT. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)21.52. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.85 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.49% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017 and 2016, the Company recognized expenses associated with the June 6, 2015 grant of options of approximately $0.1 million and $0.6 million, respectively.

   2015 GRANT. On June 19, 2015, 0.4 million options to purchase AXA ordinary shares were granted to employees of the Company under the terms of the Stock Option Plan at an exercise price of (Euro)22.90. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at (Euro)1.58 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2017, 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $0.1 million, $0.1 million and $0.3 million, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA and the Company's option plans during 2017 follows:

                                                                             Options Outstanding
                                              ---------------------------------------------------------------------------------
                                                      AXA Ordinary Shares             AXA ADRs/(2)/         AB Holding Units
                                              ---------------------------------   ---------------------- ----------------------
                                                                  Weighted                     Weighted               Weighted
                                                Number            Average           Number     Average     Number     Average
                                              Outstanding         Exercise        Outstanding  Exercise  Outstanding  Exercise
                                              (In 000's)           Price          (In 000's)    Price    (In 000's)    Price
                                              -----------  --------------------   -----------  --------- -----------  ---------

Options Outstanding at January 1, 2017.......       9,536        (Euro)   21.02            45  $   24.90       5,085  $   49.45
Options granted..............................         488          (Euro) 23.92            --  $      --          --  $      --
Options exercised............................      (1,996) (Euro)         18.02            (2) $   21.35      (1,180) $   17.04
Options forfeited, net.......................          --  (Euro)            --            --  $      --          --  $      --
Options expired..............................      (2,626)                33.77            (8)     42.62        (823) $   84.96
                                               ----------                         -----------             ----------
Options Outstanding at December 31, 2017.....       5,402  (Euro)         17.36            35  $   20.98       3,082  $   52.37
                                               ==========  ====================   ===========  =========  ==========  =========
Aggregate Intrinsic..........................
Value of Options Outstanding/(1)/............              (Euro)     39,861/(2)/              $     303                     --
                                                           ====================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         4.2                                 1.2                    1.2
                                               ==========                         ===========             ==========
Options Exercisable at December 31, 2017.....       3,406  (Euro)         14.68            35  $   42.62       3,018  $   52.97
                                               ==========  ====================   ===========  =========  ==========  =========
Aggregate Intrinsic Value of Options
  Exercisable & Expected to Vest/(1)/........              (Euro)        34,275                $     303                     --
                                                           ====================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         2.8                                 1.2                    1.1
                                               ==========                         ===========             ==========

  /(1)/Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2017 of the respective underlying shares over the strike prices of the option awards.
  /(2)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   No stock options were exercised in 2017 and 2016. The intrinsic value related to exercises of stock options during 2015 was approximately
   $0.2 million, resulting in amounts currently deductible for tax purposes of approximately $0.1 million for the period then ended. In 2015, windfall tax benefits of approximately $0.1 million resulted from exercises of stock option awards.

   At December 31, 2017, AXA Financial held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.14 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2017, 2016 and 2015, respectively.

                                                   AXA Ordinary Shares       AB Holding Units/(1)/
                                              ----------------------------  -----------------------
                                                2017      2016      2015    2017   2016      2015
                                              --------  --------  --------  ---- --------  --------

Dividend yield...............................     6.53%     6.49%     6.29%  N/A     7.10%     7.10%
Expected volatility..........................    25.05%    26.60%    23.68%  N/A    31.00%    32.10%
Risk-free interest rates.....................     0.59%     0.33%     0.92%  N/A     1.30%     1.50%
Expected life in years.......................     8.83       8.1       8.2   N/A      6.0       6.0
Weighted average fair value per option at
  grant date................................. $   2.01  $   2.06  $   1.73   N/A $   2.75  $   4.13

  /(1)/There were no options to buy AB Holding Units awarded during 2017. As such, the input assumptions for 2017 are not applicable.

   As of December 31, 2017, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.8 years.

   AXA OPTIONS VALUATION. The fair value of AXA stock options is calculated using the Black-Scholes option pricing model. The expected AXA dividend yield is based on market consensus. AXA share price volatility is estimated on the basis of implied volatility, which is checked against an analysis of historical volatility to ensure consistency. The risk-free interest rate is based on the Euro Swap Rate curve for the appropriate term. The effect of expected early exercise is taken into account through the use of an expected life assumption based on historical data.

   AB HOLDING UNIT OPTIONS VALUATION. The fair value of units representing assignments of beneficial ownership of limited partnership interests in AB Holding ("AB Holding Units") options is calculated using the Black-Scholes option pricing model. The expected cash distribution yield is based on the average of our distribution yield over the past four quarters. The volatility factor represents historical AB Holding Units price volatility over the same period as the expected term. The risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term. The expected term was calculated using the simplified method, due to the lack of sufficient historical data.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding units to independent members of its General Partner.

   The Company has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2017, 2016 and 2015, respectively, the Company recognized compensation costs of $185 million, $154 million and $174 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes are made until settlement and only for RSUs. At December 31, 2017, approximately
   19.1 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2017, approximately $57 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.0 years.

   The following table summarizes restricted AXA ordinary share activity for 2017. In addition, approximately 11,069 RSUs were granted during 2017 with graded vesting over a weighted average service period of 2.06 years.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2017...............     36,306 $    24.46
Granted......................................     12,929 $    27.49
Vested.......................................     11,819 $    24.30
                                               --------- ----------
Unvested as of December 31, 2017.............     37,416 $    24.04
                                               ========= ==========

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction.

   AXA Shareplan

   In 2017, eligible employees of participating AXA Financial subsidiaries (including AXA Equitable) were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2017. Eligible employees could have reserved a share purchase during the reservation period from August 28, 2017 through September 8, 2017 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 13, 2017 through October 17, 2017. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 11, 2017 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of (Euro)20.19 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at an 8.98% formula discounted price of (Euro)22.96 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2017, which is July 1, 2022. All subscriptions became binding and irrevocable on October 17, 2017.

   The Company recognized compensation expense of $9 million, $14 million and $16 million in 2017, 2016 and 2015 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2017, 2016 and 2015 primarily invested under Investment Option B for the purchase of approximately $4 million, $6 million and $5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former employees of the Company in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of the Company, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in AB Holding Units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted AB Holding Units.

   AB engages in open-market purchases of AB Holding Units to help fund anticipated obligations under its incentive compensation award program, for purchases of AB Holding Units from employees and other corporate purposes. During 2017 and 2016, AB purchased 9 million and 11 million Holding units for $220 million and $237 million respectively. These amounts reflect open-market purchases of 5 million and 8 million AB Holding units for $117 million and $176 million, respectively, with the remainder relating to purchases of AB Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by AB Holding units purchased by employees as part of a distribution reinvestment election.

   During 2017, AB granted to employees and eligible directors 8.3 million restricted AB Holding unit awards (including 6.1 million granted in December for 2017 year-end awards).

   During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding awards (including 6.1 million granted in December 2016 for year-end awards). The cost of awards made in the form of restricted AB Holding Units was measured, recognized, and disclosed as a share-based compensation program.

   During 2017 and 2016, AB Holding issued 1.2 million and 0.4 million AB Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $20 million and $6 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued AB Holding Units.

   Effective as of September 30, 2017, AB established the AB 2017 Long Term Incentive Plan ("2017 Plan"), which was adopted at a special meeting of AB Holding Unitholders held on September 29, 2017. The following forms of awards may be granted to employees and Eligible Directors under the 2017
   Plan: (i) restricted AB Holding Units or phantom restricted AB Holding Units (a "phantom" award is a contractual right to receive AB Holding Units at a later date or upon a specified event); (ii) options to buy AB Holding Units; and (iii) other AB Holding Unit-based awards (including, without limitation, AB Holding Unit appreciation rights and performance awards). The purpose of the 2017

   Plan is to promote the interest of AB by: (i) attracting and retaining talented officers, employees and directors, (ii) motivating such officers, employees and directors by means of performance-related incentives to achieve longer-range business and operational goals, (iii) enabling such officers, employees and directors to participate in the long-term growth and financial success of AB, and (iv) aligning the interests of such officers, employees and directors with those of AB Holding Unitholders. The 2017 Plan will expire on September 30, 2027, and no awards under the 2017 Plan will be made after that date. Under the 2017 Plan, the aggregate number of AB Holding Units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued AB Holding units.

   As of December 31, 2017, no options to buy AB Holding units had been granted and 6.1 million AB Holding units, net of withholding tax requirements, were subject to other AB Holding Unit awards made under the 2017 Plan or an equity compensation plan with similar terms that was canceled in 2017. AB Holding Unit-based awards (including options) in respect of 53.9 million AB Holding units were available for grant as of December 31, 2017.

   The AllianceBernstein 2010 Long Term Incentive Plan, as amended, was canceled on September 30, 2017. The awards and terms under the 2010 Long Term Incentive Plan were substantially similar to the 2017 Plan.

14)INCOME TAXES

   Income (loss) from continuing operations before income taxes included income from domestic operations of $2,115 million, $505 million and $924 million for the years ended December 31, 2017, 2016 and 2015, and income (losses) from foreign operations of $140 million, $117 million and $114 million for the years ended December 31, 2017, 2016 and 2015. Approximately $29 million, $31 million, and $28 million of the company's income tax expense is attributed to foreign jurisdictions for the years ended December 31, 2017, 2016 and 2015.

   A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

                                                 2017       2016     2015
                                              ----------  -------  -------
                                                      (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $       (6) $  (274) $   (19)
  Deferred (expense) benefit.................      1,145      358       41
                                              ----------  -------  -------
Total........................................ $    1,139  $    84  $    22
                                              ==========  =======  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the income before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2017      2016     2015
                                              ---------  -------  --------
                                                      (IN MILLIONS)

Expected income tax (expense) benefit........ $    (789) $  (218) $   (363)
Noncontrolling interest......................       175      162       118
Non-taxable investment income (loss).........       250      175       189
Tax audit interest...........................        (6)     (22)        1
State income taxes...........................        (3)      (8)        1
Tax settlements/Uncertain Tax Position
  Release....................................       221       --        77
Change in Tax Law............................     1,308       --        --
Other........................................       (17)      (5)       (1)
                                              ---------  -------  --------
Income tax (expense) benefit................. $   1,139  $    84  $     22
                                              =========  =======  ========

   During the second quarter of 2017, the Company agreed to the Internal Revenue Service's Revenue Agent's Report for its consolidated 2008 and 2009 Federal corporate income tax returns. The impact on the Company's financial statements and unrecognized tax benefits was a tax benefit of $221 million.

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   The Tax Cuts and Jobs Act (the "Tax Reform Act") was enacted on December 22, 2017. The SEC issued Staff Accounting Bulletin No. 118 ("SAB 118") to address the application of U.S. GAAP in situations where a company does not have the necessary information available to complete its accounting for certain income tax effects of the Tax Reform Act. In accordance with SAB 118, the Company determined reasonable estimates for certain effects of the Tax Reform Act and recorded those estimates as provisional amounts in the 2017 financial statements due to the need for further analysis, collection and preparation of the relevant data necessary to complete the accounting. These amounts are subject to change as the information necessary to complete the calculations is obtained and as tax authorities issue further guidance.

   The following provisional amounts related to the impact of the Tax Reform Act are included in the Company's financial statements:

      . An income tax benefit of $1,331 million from the reduction of deferred tax liabilities due to lower corporate tax rates. The Company will recognize changes to this estimate as the calculation of cumulative temporary differences is refined.

      . An income tax expense of $23 million to account for the deemed repatriation of foreign earnings. The determination of this tax requires further analysis regarding the amount and composition of historical foreign earnings.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2017    December 31, 2016
                                              -------------------- --------------------
                                               ASSETS  LIABILITIES  Assets  Liabilities
                                              -------- ----------- -------- -----------
                                                            (IN MILLIONS)

Compensation and related benefits............ $     47  $       -- $     88  $       --
Net operating loss...........................       --          --       --          --
Reserves and reinsurance.....................       --          83       --         534
DAC..........................................       --         821       --       1,463
Unrealized investment gains (losses).........       --         298       --          23
Investments..................................       --         997       --       1,062
Alternative minimum tax credits..............      387          --      394          --
Other........................................       67          --        5          --
                                              --------  ---------- --------  ----------
Total........................................ $    501  $    2,199 $    487  $    3,082
                                              ========  ========== ========  ==========

   As of December 31, 2017, the Company had $387 million of AMT credits which do not expire. While the Tax Reform Act repealed the corporate AMT and allows for the refund of a portion of accumulated minimum tax credits, the refundable credits may be subject to a sequestration fee. Included in the deferred tax revaluation is a $20 million charge related to the sequestration of refundable AMT credits.

   In accordance with the recently enacted Tax Reform Act, the Company provided a $23 million provisional charge on the deemed repatriation of earnings associated with non-U.S. corporate subsidiaries. Therefore, the Company is no longer asserting permanent reinvestment of earnings overseas. Per SAB 118, the Company continues to evaluate the remaining income tax effects on the reversal of the indefinite reinvestment assertion as a result of the Tax Reform Act.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2017    2016   2015
                                              ------  ------ ------
                                                  (IN MILLIONS)

Balance at January 1,........................ $  457  $  418 $  475
Additions for tax positions of prior years...     28      39     44
Reductions for tax positions of prior years..   (245)     --   (101)
Additions for tax positions of current year..     --      --     --
Settlements with Tax Authorities.............    (33)     --     --
                                              ------  ------ ------
Balance at December 31,...................... $  207  $  457 $  418
                                              ------  ------ ------
Unrecognized tax benefits that, if
  recognized, would impact the effective rate    172     329    293
                                              ======  ====== ======

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2017 and 2016 were $23 million and $67 million, respectively. For 2017, 2016 and 2015, respectively, there were $(44) million, $15 million and $(25) million in interest expense related to unrecognized tax benefits.

   It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

   As of December 31, 2017, tax years 2010 and subsequent remain subject to examination by the IRS.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in Net income (loss). The balances for the past three years follow:

                                                 DECEMBER 31,
                                              ------------------
                                               2017  2016   2015
                                              -----  ----  -----
                                                 (IN MILLIONS)
Unrealized gains (losses) on investments..... $ 617  $ 54  $ 248
Foreign currency translation adjustments.....   (36)  (77)   (59)
Defined benefit pension plans................   (51)  (46)   (43)
                                              -----  ----  -----
Total accumulated other comprehensive income
  (loss).....................................   530   (69)   146
                                              -----  ----  -----
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................    68    86     69
                                              -----  ----  -----
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $ 598  $ 17  $ 215
                                              =====  ====  =====

   The components of OCI for the past three years, net of tax, follow:

                                                 2017   2016    2015
                                                -----  -----  -------
                                                    (IN MILLIONS)
Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period.......... $  41  $ (18) $   (25)
  (Gains) losses reclassified into net
   income (loss) during the period.............    --     --       --
                                                -----  -----  -------
  Foreign currency translation adjustment......    41    (18)     (25)
                                                -----  -----  -------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year.............................   741   (160)  (1,020)
  (Gains) losses reclassified into net
   income (loss) during the year/(1)/..........     8      2       12
                                                -----  -----  -------
Net unrealized gains (losses) on investments...   749   (158)  (1,008)
Adjustments for policyholders' liabilities,
  DAC, insurance liability loss recognition
  and other....................................  (186)   (36)     176
                                                -----  -----  -------
Change in unrealized gains (losses), net of
  adjustments (net of deferred income tax
  expense (benefit) of $(244) million, $(97)
  million, and $(454) million).................   563   (194)    (832)
                                                -----  -----  -------
Change in defined benefit plans:
  Net gain (loss) arising during the year......    --     --       --
  Prior service cost arising during the year...    --     --       --
   Less: reclassification adjustments to net
     income (loss) for:/(2)/...................
     Amortization of net (gains) losses
       included in net periodic cost...........    (5)    (3)      (4)
     Amortization of net prior service
       credit included in net periodic cost....    --     --       --
                                                -----  -----  -------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(2) and $(2)).........................    (5)    (3)      (4)
                                                -----  -----  -------
Total other comprehensive income (loss), net
  of income taxes..............................   599   (215)     861
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest......   (18)    17       15
                                                -----  -----  -------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable................ $ 581  $(198) $  (846)
                                                =====  =====  =======

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(5) million, $(1) million and $(6) million for 2017, 2016 and 2015, respectively.

  /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $2 million and $2 million for 2017, 2016 and 2015, respectively.

   Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   LITIGATION

   Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

   As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

   The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

   For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2017, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately
   $90 million.

   For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

   In July 2011, a derivative action was filed in the United States District Court for the District of New Jersey entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("Sivolella Litigation") and a substantially similar action was filed in January 2013 entitled Sanford ET AL. v. AXA Equitable FMG ("Sanford Litigation"). These lawsuits were filed on behalf of a total of twelve mutual funds and, among other things, seek recovery under (i) Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services and administrative services and
   (ii) a variety of other theories including unjust enrichment. The Sivolella Litigation and the Sanford Litigation were consolidated and a 25-day trial commenced in January 2016 and concluded in February 2016. In August 2016, the District Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of Section 36(b) of the Investment Company Act or show any actual damages. In September 2016, the plaintiffs filed a motion to amend the District Court's trial opinion and to amend or make new findings of fact and/or conclusions of law. In December 2016, the District Court issued an order denying the motion to amend and plaintiffs filed a notice to appeal the District Court's decision to the U.S. Court of Appeals for the Third Circuit. We are vigorously defending this matter.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, now entitled Ross v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under
   Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In April 2015, a second action in the United States District Court for the Southern District of New York was filed on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief as the Ross action. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as the Ross litigation. In December 2015, the Second Circuit denied the plaintiffs motion to consolidate their appeals but ordered that the appeals be heard together before a single panel of judges. In February 2017, the Second Circuit affirmed the decisions of the district court in favor of AXA Equitable, and that decision is now final because the plaintiffs failed to file a further appeal.

   In November 2014, a lawsuit was filed in the Superior Court of New Jersey, Camden County entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all AXA Equitable variable life insurance policyholders who allocated funds from their policy accounts to investments in AXA Equitable's Separate Accounts, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. The action asserts that AXA Equitable breached its variable life insurance contracts by implementing the volatility management strategy. In February 2016, the Court dismissed the complaint. In March 2016, the plaintiff filed a notice of appeal. In August 2015, another lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all others similarly situated
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted AXA Equitable's motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the appellate court reversed the trial court's decision and remanded the case back to Connecticut state court. We are vigorously defending these matters.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life ("UL") policies subject to AXA Equitable's COI increase. In early 2016, AXA Equitable raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. The current complaint alleges a claim for breach of contract and a claim that AXA Equitable made misrepresentations in violation of
   Section 4226 of the New York Insurance Law ("Section 4226"). Plaintiff seeks
   (a) with respect to its breach of contract claim, compensatory damages, costs, and, pre- and post-judgment interest, and (b) with respect to its claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiff and the putative class. AXA Equitable's response to the complaint was filed in February 2017. Additionally, a separate putative class action and seven individual actions challenging the COI increase have been filed against AXA Equitable in Federal or State courts. Within that group, all of the outstanding Federal actions (the second putative class action and three individual actions) have been transferred to the Federal court where the Brach Family Foundation, Inc. litigation is pending. In October 2017, the Brach court entered an order consolidating the Brach class action and the other putative class action for all purposes and has also ordered that the three individual actions be consolidated with the Brach litigation for the purposes of coordinating pre-trial activities. We are in various stages of motion practice in each of these matters and are vigorously defending them.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2018 and the four successive years are $214 million, $207 million, $177 million, $169 million, $156 million and $334 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2018 and the four successive years is $56 million, $58 million, $41 million, $40 million, $37 million and $60 million thereafter.

   Rent expense, which is amortized on a straight-line basis over the life of the lease, was $142.9 million, $140.2 million, $137.7 million, respectively, for the years ended December 31, 2017, 2016 and 2015, net of sublease income of $16.4 million, $15.8 million, $5.2 million, respectively, for the years ended December 31, 2017, 2016 and 2015.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral, AXA Equitable has purchased FHLBNY stock of $144 million and pledged collateral with a carrying value of $4,510 million, as of December 31, 2017. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes AXA Equitable's activity of funding agreements with the FHLBNY.

                                               OUTSTANDING                                           REPAID
                                              BALANCE AT END      MATURITY OF        ISSUED DURING DURING THE
                                                 OF YEAR       OUTSTANDING BALANCE     THE YEAR       YEAR
                                              --------------- ---------------------- ------------- ----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2017:
Short-term FHLBNY funding agreements.........             500 less than one month            6,000      6,000
Long-term FHLBNY funding agreements..........           1,244 less than 4 years                324
                                                          377 Less than 5 years                303
                                                          879 great than five years            135
                                              ---------------                        ------------- ----------
Total long-term funding agreements...........           2,500                                  762         --
                                              ---------------                        ------------- ----------
Total FHLBNY funding agreements at
  December 31, 2017/(1)/.....................           3,000                                6,762      6,000
                                              ===============                        ============= ==========
December 31, 2016:
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $    6,000
Long-term FHLBNY funding agreements.......... $            58 less than 4 years      $          58 $       --
                                              $           862 Less than 5 years      $         862 $       --
                                              $           818 great than five years  $         818 $       --
                                              ---------------                        ------------- ----------
Total long-term funding agreements........... $         1,738                        $       1,738 $       --
                                              ---------------                        ------------- ----------
Total FHLBNY funding agreements at
  December 31, 2016.......................... $         2,238                        $       7,738 $    6,000
                                              ===============                        ============= ==========

  /(1)/The $14 million difference between the funding agreements carrying value shown in fair value table for 2017 reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2017, 2016 and 2015, respectively, AXA Equitable recorded $29 million, $21 million and $3 million pre-tax charges related to severance and lease costs. The amounts recorded in 2015 included pre-tax charges of $25 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                              DECEMBER 31,
                                              ------------
                                               2017   2016
                                              -----  -----
                                              (IN MILLIONS)
SEVERANCE
Balance, beginning of year................... $  22  $  11
Additions....................................    17     20
Cash payments................................   (14)    (9)
Other reductions.............................    (2)    --
                                              -----  -----
Balance, end of Year......................... $  23  $  22
                                              =====  =====

                                               DECEMBER 31,
                                              --------------
                                               2017    2016
                                              ------  ------
                                               (IN MILLIONS)
LEASES
Balance, beginning of year................... $  170  $  190
Expense incurred.............................     29      12
Deferred rent................................     10       5
Payments made................................    (48)    (42)
Interest accretion...........................      4       5
                                              ------  ------
Balance, end of year......................... $  165  $  170
                                              ======  ======

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2017, these arrangements include commitments by the Company to provide equity financing of $715 million (including $193 million with affiliates and $22 million on consolidated VIEs) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2017. The Company had $636 million of commitments under existing mortgage loan agreements at December 31, 2017.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $375 million for the three of SCB LLC's four uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $410 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2017, AB had funded $22 million of this commitment. As general partner of the AB U.S. Real Estate II L.P. ("Real Estate Fund II"), AB committed to invest $28 million in Real Estate Fund II. As of December 31, 2017, AB funded $10 million of this commitment

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2017, AB had funded $6 million of this commitment.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,242 million during 2018. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2017, 2016 and 2015, respectively, AXA Equitable's statutory net income (loss) totaled $894 million, $679 million and $2,038 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $7,988 million and $5,278 million at December 31, 2017 and 2016, respectively. In 2017, AXA Equitable did not pay shareholder dividends and in 2016, AXA Equitable paid $1,050 million in shareholder dividends. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS.

   At December 31, 2017, AXA Equitable, in accordance with various government and state regulations, had $61 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity.

   At December 31, 2017 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2017.

   The Company cedes a portion of their statutory reserves to AXA RE Arizona, a captive reinsurer, as part of the Company's capital management strategy. AXA RE Arizona prepares financial statements in a special purpose framework for statutory reporting.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (h) computer software development costs are capitalized under GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for GAAP purchase accounting and
   (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under GAAP.

18)BUSINESS SEGMENT INFORMATION

   The Company has four reportable segments: Individual Retirement, Group Retirement, Investment Management and Research and Protection Solutions.

   The Company changed its segment presentation in the fourth quarter 2017. The segment disclosures are based on the intention to provide the users of the financial statements with a view of the business from the Company's perspective. As a result, the Company determined that it is more useful for a user of the financial statements to assess the historical performance on the basis which management currently evaluates the business. The reportable segments are based on the nature of the business activities, as they exist as of the initial filing date.

   These segments reflect the manner by which the Company's chief operating decision maker views and manages the business. A brief description of these segments follows:

      . The Individual Retirement segment offers a diverse suite of variable annuity products which are primarily sold to affluent and high net worth individuals saving for retirement or seeking retirement income.

      . The Group Retirement segment offers tax-deferred investment and retirement plans to be sponsored by educational entities, municipalities and not-for-profit entities as well as small and medium-sized businesses.

      . The Investment Management and Research segment provides diversified investment management, research and related solutions globally to a broad range of clients through three main client channels-Institutional, Retail and Private Wealth Management-and distributes its institutional research products and solutions through Bernstein Research Services.

      . The Protection Solutions segment includes our life insurance and group employee benefits businesses. Our life insurance business offers a variety of variable universal life, universal life and term life products to help affluent and high net worth individuals, as well as small and medium-sized business owners, with their wealth protection, wealth transfer and corporate needs. Our group employee benefits business offers a suite of dental, vision, life, and short- and long-term disability and other insurance products to small and medium-size businesses across the United States.

   MEASUREMENT

   Operating earnings (loss) is the financial measure which primarily focuses on the Company's segments' results of operations as well as the underlying profitability of the Company's core business. By excluding items that can be distortive and unpredictable such as investment gains (losses) and investment income (loss) from derivative instruments, the Company believes operating earnings (loss) by segment enhances the understanding of the Company's underlying drivers of profitability and trends in the Company's segments. Operating earnings is calculated by adjusting each segment's Net income (loss) attributable to AXA Equitable for the following items:

      . Adjustments related to GMxB features include changes in the fair value of the derivatives we use to hedge our GMxB features within our variable annuity products, the effect of benefit ratio unlock adjustments and changes in the fair value of the embedded derivatives of our GMxB riders reflected within variable annuity products net derivative result;

      . Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses, and valuation allowances;

      . Derivative (gains) losses from certain derivative instruments, which includes net derivative (gains) losses, excluding derivative instruments used to hedge risks associated with interest margins on interest sensitive life and annuity contracts, replicate credit exposure of fixed maturity securities, replicate a dollar-denominated fixed-coupon cash bonds, Separate Account fee hedges, and freestanding and embedded derivatives associated with products with GMxB features;

      . Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension and other postretirement benefit obligations;

      . Other adjustments including restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities and write-downs of goodwill; and

      . Income tax expense (benefit) related to above adjustments and non-recurring tax items.

   All of the Company's premiums, UL and investment-type product policy fees and other revenues originated in the United States. Income (loss) from operations, before income taxes included $139 million, $109 million and $111 million generated outside of the United States in 2017, 2016 and 2015, respectively, primarily attributable to our Investment Management and Research Segment.

   Revenues derived from any customer did not exceed 10% of revenues for the years ended December 31, 2017, 2016 and 2015.

   The table below presents operating earnings (loss) by segment and Corporate and Other and a reconciliation to Net income (loss) attributable to AXA Equitable for the years ended December 31, 2017, 2016 and 2015, respectively:

                                                 YEAR ENDED DECEMBER 31,
                                              ----------------------------
                                                2017      2016      2015
                                              --------  --------  --------
                                                      (IN MILLIONS)
Net income (loss) attributable to AXA
  Equitable.................................. $  2,860  $    210  $    662
Adjustments related to:
  GMxB features..............................      282     1,511       818
  Investment (gains) losses..................      125       (16)       20
  Investment income (loss) from certain
   derivative instruments....................       18         6      (104)
  Net actuarial (gains) losses related to
   pension and other postretirement benefit
   obligations...............................      132       135       137
  Other adjustments..........................       49        15       (11)
  Income tax expense (benefit) related to
   above adjustments.........................     (183)     (566)     (279)
  Non-recurring tax items....................   (1,538)       22       (78)
                                              --------  --------  --------
Non-GAAP Operating Earnings.................. $  1,745  $  1,317  $  1,165
                                              ========  ========  ========
Operating earnings (loss) by segment:
  Individual Retirement...................... $  1,230  $  1,026  $    911
  Group Retirement...........................      287       173       166
  Investment Management and Research.........      139       108       136
  Protection Solutions.......................      210       105       108
  Corporate and Other/(1)/...................     (121)      (95)     (156)

  /(1)/Includes interest expense of $23 million, $13 million and $19 million, in 2017, 2016 and 2015, respectively.

   Segment revenues is a measure of the Company's revenue by segment as adjusted to exclude certain items. The following table reconciles segment revenues to Total revenues by excluding the following items:

      . Adjustment related to our GMxB business which includes: changes in the fair value of the derivatives we use to hedge our GMxB riders within our variable annuities, and changes in the fair value of the embedded derivatives of our GMxB riders reflected within variable annuity net derivative result;

      . Investment gains (losses), which include other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses, and valuation allowances; and

      . Investment income (loss) from certain derivative instruments, which includes net derivative gains (losses), excluding derivative instruments used to hedge risks associated with interest margins on interest sensitive life and annuity contracts, separate account fee hedges, and freestanding and embedded derivatives associated with products with GMxB features.

   The table below presents Segment revenues for the years ended December 31, 2017, 2016 and 2015.

                                                 YEAR ENDED DECEMBER 31,
                                              -----------------------------
                                                 2017      2016      2015
                                              ---------  --------  --------
                                                      (IN MILLIONS)
Segment revenues:
  Individual Retirement/(1)/................. $   3,788  $  3,239  $  2,548
  Group Retirement/(1)/......................       972       822       806
  Investment Management and Research/(2)/....     3,214     2,931     3,015
  Protection Solutions/(1)/..................     2,417     2,544     2,451
  Corporate and Other/(1)/...................       907       935       913
Adjustments related to:
  GMxB features..............................       381    (1,500)     (818)
  Investment gains (losses)..................      (125)       16       (20)
  Investment income (loss) from certain
   derivative instruments....................       (18)       (6)      104
  Other adjustments to segment revenues......       197       157       (38)
                                              ---------  --------  --------
  Total revenues............................. $  11,733  $  9,138  $  8,961
                                              =========  ========  ========

  /(1)/Includes investment expenses charged by AB of approximately $52 million, $50 million, and $45 million for 2017, 2016 and 2015, respectively, for services provided to the Company.

  /(2)/Inter-segment investment management and other fees of approximately
       $81 million, $77 million, and $73 million for 2017, 2016 and 2015, respectively, are included in segment revenues of the Investment Management and Research segment.

   The table below presents Total assets by segment as of December 31, 2017 and 2016:

                                                  DECEMBER 31,
                                              ---------------------
                                                 2017       2016
                                              ---------- ----------
                                                  (IN MILLIONS)
Total assets by segment:
  Individual Retirement...................... $  120,612 $  106,249
  Group Retirement...........................     40,472     33,300
  Investment Management and Research.........     10,079      9,533
  Protection Solutions.......................     34,328     32,310
  Corporate and Other........................     20,494     23,164
                                              ---------- ----------
   Total assets.............................. $  225,985 $  204,556
                                              ========== ==========

19)QUARTERLY INTERIM FINANCIAL INFORMATION (UNAUDITED)

   Management identified errors in its previously issued financial statements. These errors primarily relate to errors in the calculation of policyholders' benefit reserves for the Company's life products and the calculation of DAC amortization for certain variable and interest sensitive life products. Based upon quantitative and qualitative factors, management determined that the impact of the errors was not material to the consolidated financial statements as of and for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, September 30, 2016, June 30, 2016, and March 31, 2016.
   In order to improve the consistency and comparability of the financial statements, management voluntarily revised the consolidated statements of income (loss) for the quarters ended 2017 and 2016. The impacts of the revisions and change in accounting principle to the quarterly results of operations for 2017 and 2016 are summarized in the tables below.

                                                              THREE MONTHS ENDED
                                              -------------------------------------------------
                                               MARCH 31    JUNE 30   SEPTEMBER 30  DECEMBER 31
                                              ----------  ---------- ------------ -------------
                                                                (IN MILLIONS)
2017
Total Revenues............................... $    2,314  $    4,548  $     2,429 $       2,442
                                              ==========  ==========  =========== =============
Total benefits and other deductions.......... $    2,489  $    2,514  $     2,409 $       2,066
                                              ==========  ==========  =========== =============
Net income (loss)............................ $      (54) $    1,615  $       121 $       1,712
                                              ==========  ==========  =========== =============

2016
Total Revenues............................... $    3,901  $    3,297  $     2,153 $        (213)
                                              ==========  ==========  =========== =============
Total benefits and other deductions.......... $    2,441  $    2,424  $     2,013 $       1,638
                                              ==========  ==========  =========== =============
Net income (loss)............................ $    1,075  $      600  $       175 $      (1,144)
                                              ==========  ==========  =========== =============

                                                                         AS REVISED   IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN       CHANGE     AS REVISED
                                              -------------  ---------  ------------  ----------  -----------
                                                                       (IN MILLIONS)
THREE MONTHS ENDED SEPTEMBER 30, 2017
Total Revenues...............................  $      2,520  $     (91)  $     2,429  $       --  $     2,429
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,581  $    (172)  $     2,409  $       --  $     2,409
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $         66  $      55   $       121  $       --  $       121
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED JUNE 30, 2017
Total Revenues...............................  $      4,488  $    (138)  $     4,350  $      198  $     4,548
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,691  $     (45)  $     2,646  $     (132) $     2,514
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,459  $     (59)  $     1,400  $      215  $     1,615
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED MARCH 31, 2017
Total Revenues...............................  $      1,989  $     (67)  $     1,922  $      392  $     2,314
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,562  $    (143)  $     2,419  $       70  $     2,489
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $       (313) $      50   $      (263) $      209  $       (54)
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED DECEMBER 31, 2016
Total Revenues...............................  $     (1,942) $      75   $    (1,867) $    1,654  $      (213)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,627  $      73   $     1,700  $      (62) $     1,638
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $     (2,259) $      --   $    (2,259) $    1,115  $    (1,144)
                                               ============  =========   ===========  ==========  ===========

                                                                        AS REVISED   IMPACT OF
                                              AS PREVIOUSLY IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED    REVISIONS     HEREIN       CHANGE    AS REVISED
                                              ------------- ---------  ------------ -----------  ----------
                                                                      (IN MILLIONS)

Three Months Ended September 30, 2016
Total Revenues...............................    $    2,006  $     (8)   $    1,998 $       155  $    2,153
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,036  $    (22)   $    2,014 $        (1) $    2,013
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $       22  $     51    $       73 $       102  $      175
                                                 ==========  ========    ========== ===========  ==========
Three Months Ended June 30, 2016
Total Revenues...............................    $    4,157  $     12    $    4,169 $      (872) $    3,297
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,581  $     (5)   $    2,576 $      (152) $    2,424
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $    1,061  $      7    $    1,068 $      (468) $      600
                                                 ==========  ========    ========== ===========  ==========
Three Months Ended March 31, 2016
Total Revenues...............................    $    4,927  $    110    $    5,037 $    (1,136) $    3,901
                                                 ==========  ========    ========== ===========  ==========
Total benefits and other deductions..........    $    2,473  $     67    $    2,540 $       (99) $    2,441
                                                 ==========  ========    ========== ===========  ==========
Net income (loss)............................    $    1,720  $     29    $    1,749 $      (674) $    1,075
                                                 ==========  ========    ========== ===========  ==========

   The impact of these errors to the consolidated financial statements for the three and nine months ended September 30, 2017, the three and six months ended June 30, 2017 and the three months ended March 31, 2017 was not considered to be material, either individually or in the aggregate. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised the consolidated statements of income
   (loss), statements of comprehensive income (loss), statements of equity and statements of cash flow for each of these periods. The effects of the adjustments on the Company's financial statements are summarized in the tables that follow.

   The following tables present line items for September 30, 2017 financial information that has been affected by the revisions. This information has been corrected from the information previously presented in the Q3 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported and the impact upon those line items due to the revisions and the amounts as currently revised.

                                                  AS
                                              PREVIOUSLY IMPACT OF
                                               REPORTED  REVISIONS  AS REVISED
                                              ---------- ---------  ----------
                                                       (IN MILLIONS)
AS OF SEPTEMBER 30, 2017
ASSETS:
  DAC........................................      4,550       353       4,903
  Amounts due from reinsurers................      5,016       (12)      5,004
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........     10,933       (33)     10,900
  Other Assets...............................      4,258        18       4,276
                                                            ------
   Total Assets.............................. $  219,069    $  326  $  219,395
                                                            ------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................     29,423        29      29,452
  Current and deferred taxes.................      3,148       117       3,265
                                                            ------
   Total Liabilities.........................    202,669       146     202,815
                                                            ------
EQUITY:
  Retained Earnings..........................      7,265       211       7,476
  Accumulated other comprehensive income
   (loss)....................................        362       (31)        331
  AXA Equitable Equity.......................     12,990       180      13,170
  Equity.....................................     15,959       180      16,139
                                                            ------
Total Liabilities and Equity................. $  219,069    $  326  $  219,395
                                                            ======

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
THREE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $         914  $      (7) $       907
   Premiums...................................           204          4          208
   Net derivative gains (losses)..............          (318)       (88)        (406)
                                                              ---------
     Total revenues...........................         2,520        (91)       2,429
                                                              ---------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................           995        (88)         907
   Interest credited to policyholders'
     account balances.........................           350       (105)         245
   Amortization of deferred policy
     acquisition costs, net...................           (33)        21          (12)
                                                              ---------
     Total benefits and other deductions......         2,581       (172)       2,409
                                                              ---------
  Income (loss) from operations, before
   income taxes...............................           (61)        81           20
  Income tax (expense) benefit................           127        (26)         101
                                                              ---------
  Net income (loss)...........................            66         55          121
  Net income (loss) attributable to AXA
   Equitable.................................. $         (56) $      55  $        (1)
                                                              =========
  STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
   Net income (loss).......................... $          66  $      55  $       121
   Change in unrealized gains (losses), net
     of reclassification adjustment...........           (55)       (24)         (79)
   Other comprehensive income.................           (52)       (24)         (76)
                                                              ---------
   Comprehensive income (loss)................            14         31           45
                                                              ---------
   Comprehensive income (loss) attributable
     to AXA Equitable......................... $        (140) $      31  $      (109)
                                                              =========

                                               AS PREVIOUSLY   IMPACT OF
                                                 REPORTED      REVISIONS   AS REVISED
                                               -------------  ----------  -----------
                                                            (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income.............. $       2,626  $      (21) $     2,605
   Premiums...................................           645          20          665
   Net derivative gains (losses)..............         1,376        (384)         992
                                                              ----------
     Total revenues...........................         9,673        (385)       9,288
                                                              ----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         3,308         (62)       3,246
   Interest credited to policyholders'
     account balances.........................         1,008        (279)         729
   Amortization of deferred policy
     acquisition costs, net...................            15         (47)         (32)
                                                              ----------
     Total benefits and other deductions......         7,800        (388)       7,412
                                                              ----------
  Income (loss) from operations, before
   income taxes...............................         1,873           3        1,876
  Income tax (expense) benefit................          (196)         (1)        (197)
                                                              ----------
  Net income (loss)...........................         1,677           2        1,679
  Net income (loss) attributable to AXA
   Equitable.................................. $       1,324  $        2  $     1,326
                                                              ==========
  STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
   Net income (loss).......................... $       1,677  $        2  $     1,679
   Change in unrealized gains (losses), net
     of reclassification adjustment...........           362         (47)         315
   Other comprehensive income.................           380         (47)         333
                                                              ----------
   Comprehensive income (loss)................         2,057         (45)       2,012
                                                              ----------
   Comprehensive income (loss) attributable
     to AXA Equitable......................... $       1,685  $      (45) $     1,640
                                                              ==========

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $       5,941  $     209  $     6,150
  Net income (loss)...........................         1,324          2        1,326
  Retained earnings, end of period............         7,265        211        7,476
  Accumulated other comprehensive income,
   beginning of year..........................             1         16           17
  Other comprehensive income (loss)...........           361        (47)         314
  Accumulated other comprehensive income,
   end of period..............................           362        (31)         331
                                                              ---------
  Total AXA Equitable's equity, end of period.        12,990        180       13,170
                                                              ---------
     TOTAL EQUITY, END OF PERIOD.............. $      15,959  $     180  $    16,139
                                                              =========

                                               AS PREVIOUSLY  IMPACT OF
                                                 REPORTED     REVISIONS   AS REVISED
                                               -------------  ---------  -----------
                                                           (IN MILLIONS)
NINE MONTHS ENDED SEPTEMBER 30, 2017
STATEMENTS OF CASH FLOWS:
CASH FLOW FROM OPERATING ACTIVITIES:
  Net income (loss)........................... $       1,677  $       2  $     1,679
  Policy charges and fee income...............        (2,626)        21       (2,605)
  Interest credited to policyholders'
   account balances...........................         1,008       (279)         729
  Net derivative (gains) loss.................        (1,376)       384         (992)
Changes in:
  Deferred Policy Acquisition costs...........            15        (47)         (32)
  Future policy benefits......................         1,289        (81)       1,208
                                                              ---------
NET CASH PROVIDED BY (USED IN) OPERATING
ACTIVITIES                                     $         994  $      --  $       994
                                                              =========

   The following tables present line items for June 30, 2017 financial information that has been affected by the revisions and the change in accounting principle. This information has been corrected from the information previously presented in the Q2 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revisions, as revised after the revisions, the impacts of the change in accounting principle and the amounts as currently revised.

                                                                         AS REVISED  IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN      CHANGE    AS REVISED
                                              ------------- ----------  ------------ ----------  -----------
                                                                      (IN MILLIONS)
AS OF JUNE 30, 2017
ASSETS:
  Other equity investments...................   $     1,477 $      (21)  $     1,456 $       --  $     1,456
  Other invested assets......................         2,622         32         2,654         --        2,654
                                                            ----------               ----------
  Total investments..........................        62,111         11        62,122         --       62,122
  DAC........................................         4,141        247         4,388        525        4,913
  Amounts due from reinsurers................         4,870         19         4,889         --        4,889
  Guaranteed minimum income benefit
   reinsurance contract asset, at fair value.        11,290        (30)       11,260         --       11,260
                                                            ----------               ----------
   Total Assets..............................   $   214,941 $      247   $   215,188 $      525  $   215,713
                                                            ----------               ----------
LIABILITIES:
  Policyholders' account balance.............   $    41,531 $      (15)  $    41,516 $       --  $    41,516
  Future policyholders' benefits and other
   policyholders' liabilities................        26,799         79        26,878      2,801       29,679
  Current and deferred taxes.................         4,000         65         4,065       (798)       3,267
  Other liabilities..........................         2,531         (9)        2,522         --        2,522
                                                            ----------               ----------
   Total Liabilities.........................       196,972        120       197,092      2,003      199,095
                                                            ----------               ----------

                                                                           AS REVISED    IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED   ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN        CHANGE     AS REVISED
                                               -------------  ----------  ------------  -----------  -----------
                                                                         (IN MILLIONS)
EQUITY:
  Retained Earnings...........................   $     8,779  $      150   $     8,929  $    (1,450) $     7,479
  Accumulated other comprehensive income
   (loss).....................................           493         (34)          459          (28)         431
                                                              ----------                -----------
  AXA Equitable Equity........................        14,635         116        14,751       (1,478)      13,273
  Noncontrolling interest.....................         2,973          11         2,984           --        2,984
                                                              ----------                -----------
  Equity......................................        17,608         127        17,735       (1,478)      16,257
                                                              ==========                ===========
Total Liabilities and Equity..................   $   214,941  $      247   $   215,188  $       525  $   215,713
                                                              ==========                ===========

                                                                           AS REVISED    IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED   ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN        CHANGE     AS REVISED
                                               -------------  ----------  ------------  -----------  -----------
                                                                         (IN MILLIONS)
THREE MONTHS ENDED JUNE 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............   $       865  $       50   $       915  $       (68) $       847
   Premiums...................................           216           9           225           --          225
   Net derivative gains (losses)..............         1,693        (197)        1,496          266        1,762
                                                              ----------                -----------
     Total revenues...........................         4,488        (138)        4,350          198        4,548
                                                              ----------                -----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         1,452          46         1,498         (134)       1,364
   Amortization of deferred policy
     acquisition costs, net...................           (82)         31           (51)           2          (49)
   Interest credited to policyholders'
     account balances.........................           321        (116)          205           --          205
   Other operating costs and expenses.........           155          (6)          149           --          149
                                                              ----------                -----------
     Total benefits and other deductions......         2,691         (45)        2,646         (132)       2,514
                                                              ----------                -----------
Income (loss) from operations, before income
  taxes.......................................         1,797         (93)        1,704          330        2,034
Income tax (expense) benefit..................          (338)         34          (304)        (115)        (419)
                                                              ----------                -----------
Net income (loss).............................         1,459         (59)        1,400          215        1,615
Net income (loss) attributable to AXA
  Equitable...................................   $     1,346  $      (59)  $     1,287  $       215  $     1,502
                                                              ==========                ===========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................   $     1,459  $      (59)  $     1,400  $       215  $     1,615
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           314         (29)          285            8          293
  Other comprehensive income..................           294         (29)          265            8          273
                                                              ----------                -----------
  Comprehensive income (loss).................         1,753         (88)        1,665          223        1,888
                                                              ----------                -----------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................   $     1,660  $      (88)  $     1,572  $       223  $     1,795
                                                              ==========                ===========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE    AS REVISED
                                               -------------  ----------  ------------  ----------  ----------
                                                                        (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............     $   1,761  $       72     $   1,833    $   (135)  $   1,698
   Premiums...................................           441          16           457          --         457
   Net derivative gains (losses)..............           969        (296)          673         725       1,398
                                                              ----------                  --------
     Total revenues...........................         6,477        (208)        6,269         590       6,859
                                                              ----------                  --------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................         2,343          60         2,403         (65)      2,338
   Interest credited to policyholders'
     account balances.........................           658        (174)          484          --         484
   Amortization of deferred policy
     acquisition costs, net...................            43         (66)          (23)          3         (20)
   Other operating costs and expenses.........           539          (9)          530          --         530
                                                              ----------                  --------
     Total benefits and other deductions......         5,253        (189)        5,064         (62)      5,002
                                                              ----------                  --------
Income (loss) from operations, before income
  taxes.......................................         1,224         (19)        1,205         652       1,857
Income tax (expense) benefit..................           (78)          8           (70)       (228)       (298)
                                                              ----------                  --------
Net income (loss).............................         1,146         (11)        1,135         424       1,559
Net income (loss) attributable to AXA
  Equitable...................................     $     915  $      (11)    $     904    $    424   $   1,328
                                                              ==========                  ========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................     $   1,146  $      (11)    $   1,135    $    424   $   1,559
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           458         (48)          410         (24)        386
  Other comprehensive income..................           473         (48)          425         (24)        401
                                                              ----------                  --------
  Comprehensive income (loss).................         1,619         (59)        1,560         400       1,960
                                                              ----------                  --------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................     $   1,401  $      (59)    $   1,342    $    400   $   1,742
                                                              ==========                  ========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE    AS REVISED
                                               -------------  ----------  ------------  ----------  ----------
                                                                        (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........     $   7,864  $      161     $   8,025    $ (1,874)  $   6,151
  Net income (loss)...........................           915         (11)          904         424       1,328
                                                              ----------                  --------
  Retained earnings, end of period............         8,779         150         8,929      (1,450)      7,479
                                                              ----------                  --------
  Accumulated other comprehensive income,
   beginning of year..........................             7          14            21          (4)         17
  Other comprehensive income (loss)...........           486         (48)          438         (24)        414
                                                              ----------                  --------

                                                                            AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF   AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS      HEREIN       CHANGE    AS REVISED
                                               -------------  -----------  ------------  ----------  ----------
                                                                         (IN MILLIONS)
  Accumulated other comprehensive income,
   end of period..............................    $      493  $       (34)   $      459   $     (28) $      431
                                                              ===========                 =========
  Total AXA Equitable's equity, end of period.        14,635          116        14,751      (1,478)     13,273
                                                              -----------                 ---------
  Noncontrolling interest, beginning of year..         3,085           11         3,096          --       3,096
                                                              -----------                 ---------
  Noncontrolling interest, end of period......         2,973           11         2,984          --       2,984
                                                              ===========                 =========
   TOTAL EQUITY, END OF PERIOD................    $   17,608  $       127    $   17,735   $  (1,478) $   16,257
                                                              ===========                 =========

                                                                            AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF   AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS      HEREIN       CHANGE    AS REVISED
                                               -------------  -----------  ------------  ----------  ----------
                                                                         (IN MILLIONS)
SIX MONTHS ENDED JUNE 30, 2017
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss)..........................    $    1,146  $       (11)   $    1,135   $     424  $    1,559
   Policy charges and fee income..............        (1,761)         (72)       (1,833)        135      (1,698)
   Interest credited to policyholders'
     account balances.........................           658         (174)          484          --         484
   Net derivative (gains) loss................          (969)         296          (673)       (725)     (1,398)
   Changes in:................................
   Future policy benefits.....................         1,381          (13)        1,368         (65)      1,303
   Reinsurance recoverable....................          (251)          57          (194)         --        (194)
   Deferred policy acquisition costs..........            43          (66)          (23)          3         (20)
   Current and deferred income taxes..........           (16)          (8)          (24)        228         204
   Other......................................            93           (9)           84          --          84
                                                              -----------                 ---------
Net cash provided by (used in) operating
  activities..................................    $      (75) $        --    $      (75)  $      --  $      (75)
                                                              ===========                 =========

   The following tables present line items for March 31, 2017 financial information that has been affected by the revisions and the change in accounting principle. This information has been corrected from the information previously presented in the Q1 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revisions, as revised after the revisions, the impacts of the change in accounting principle and the amounts as currently revised.

                                                                             AS REVISED    IMPACT OF
                                              AS PREVIOUSLY   IMPACT OF     AND ADJUSTED   ACCOUNTING
                                                REPORTED      REVISIONS        HEREIN        CHANGE   AS REVISED
                                              ------------- ------------  ---------------- ---------- ----------
                                                                        (IN MILLIONS)
AS OF MARCH 31, 2017
ASSETS:
  Other equity investments...................    $    1,463 $        (23) $          1,440   $     -- $    1,440
  Other invested assets......................         2,050           34             2,084         --      2,084
                                                            ------------                     --------
  Total investments..........................        60,406           11            60,417         --     60,417
  DAC........................................         4,068          367             4,435        526      4,961
  Amounts due from reinsurers................         4,639            8             4,647         --      4,647
  Guaranteed minimum income benefit
   reinsurance asset, at fair value..........         9,795            3             9,798         --      9,798
                                                            ------------                     --------
   Total Assets..............................    $  209,098 $        389  $        209,487   $    526 $  210,013
                                                            ------------                     --------

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE     AS REVISED
                                               -------------  ----------  ------------  ----------  -----------
                                                                         (IN MILLIONS)
LIABILITIES:
  Policyholders' account balance..............   $    40,308  $      (16)  $    40,292  $       --  $    40,292
  Future policyholders' benefits and other
   policyholders' liabilities.................        25,496          51        25,547       3,144       28,691
  Current and deferred taxes..................         3,523         120         3,643        (917)       2,726
  Other liabilities...........................         2,496          (3)        2,493          --        2,493
                                                              ----------                ----------
   Total Liabilities..........................       192,712         152       192,864       2,227      195,091
                                                              ----------                ----------
EQUITY:
  Retained Earnings...........................         7,411         232         7,643      (1,665)       5,978
  Accumulated other comprehensive income
   (loss).....................................           179          (6)          173         (36)         137
                                                              ----------                ----------
  AXA Equitable Equity........................        12,934         226        13,160      (1,701)      11,459
  Noncontrolling interest.....................         3,035          11         3,046          --        3,046
                                                              ----------                ----------
  Equity......................................        15,969         237        16,206      (1,701)      14,505
                                                              ==========                ==========
   Total Liabilities and Equity...............   $   209,098  $      389   $   209,487  $      526  $   210,013
                                                              ==========                ==========

                                                                           AS REVISED   IMPACT OF
                                               AS PREVIOUSLY   IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                 REPORTED      REVISIONS     HEREIN       CHANGE     AS REVISED
                                               -------------  ----------  ------------  ----------  -----------
                                                                         (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income..............   $       896  $       23   $       919  $      (67) $       852
   Premiums...................................           225           7           232          --          232
   Net derivative gains (losses)..............          (724)        (97)         (821)        459         (362)
                                                              ----------                ----------
     Total revenues...........................         1,989         (67)        1,922         392        2,314
                                                              ----------                ----------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits....................           891          15           906          69          975
   Interest credited to policyholders'
     account balances.........................           337         (58)          279          --          279
   Amortization of deferred policy
     acquisition costs, net...................           125         (97)           28           1           29
   Other operating costs and expenses.........           384          (3)          381          --          381
                                                              ----------                ----------
     Total benefits and other deductions......         2,562        (143)        2,419          70        2,489
                                                              ----------                ----------
Income (loss) from operations, before income
  taxes.......................................          (573)         76          (497)        322         (175)
Income tax (expense) benefit..................           260         (26)          234        (113)         121
                                                              ----------                ----------
Net income (loss).............................          (313)         50          (263)        209          (54)
Net income (loss) attributable to AXA
  Equitable...................................   $      (431) $       50   $      (381) $      209  $      (172)
                                                              ==========                ==========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)...........................   $      (313) $       50   $      (263) $      209  $       (54)
  Change in unrealized gains (losses), net
   of reclassification adjustment.............           144         (20)          124         (32)          92
  Other comprehensive income..................           179         (20)          159         (32)         127
                                                              ----------                ----------
  Comprehensive income (loss).................          (134)         30          (104)        177           73
                                                              ----------                ----------
  Comprehensive income (loss) attributable
   to AXA Equitable...........................   $      (259) $       30   $      (229) $      177  $       (52)
                                                              ==========                ==========

                                                                              AS REVISED    IMPACT OF
                                                AS PREVIOUSLY   IMPACT OF    AND ADJUSTED   ACCOUNTING
                                                  REPORTED      REVISIONS       HEREIN        CHANGE    AS REVISED
                                               --------------  ----------  ---------------  ----------  ----------
                                                                          (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $        7,842  $      182  $         8,024  $   (1,874) $    6,150
  Net income (loss)...........................           (431)         50             (381)        209        (172)
                                                               ----------                   ----------
  Retained earnings, end of period............          7,411         232            7,643      (1,665)      5,978
                                                               ----------                   ----------
  Accumulated other comprehensive income,
   beginning of year..........................              7          14               21          (4)         17
  Other comprehensive income (loss)...........            172         (20)             152         (32)        120
                                                               ----------                   ----------
  Accumulated other comprehensive income,
   end of period..............................            179          (6)             173         (36)        137
                                                               ==========                   ==========
  Total AXA Equitable's equity, end of period.         12,934         226           13,160      (1,701)     11,459
                                                               ----------                   ----------
  Noncontrolling interest, beginning of year..          3,085          11            3,096          --       3,096
                                                               ----------                   ----------
  Noncontrolling interest, end of period......          3,035          11            3,046          --       3,046
                                                               ==========                   ==========
   TOTAL EQUITY, END OF PERIOD................ $       15,969  $      237  $        16,206  $   (1,701) $   14,505
                                                               ==========                   ==========

                                                                              AS REVISED    IMPACT OF
                                                AS PREVIOUSLY   IMPACT OF    AND ADJUSTED   ACCOUNTING
                                                  REPORTED      REVISIONS       HEREIN        CHANGE    AS REVISED
                                               --------------  ----------  ---------------  ----------  ----------
                                                                          (IN MILLIONS)
THREE MONTHS ENDED MARCH 31, 2017
  STATEMENTS OF CASH FLOWS:
   Net income (loss).......................... $         (313) $       50  $          (263) $      209  $      (54)
   Policy charges and fee income..............           (896)        (23)            (919)         67        (852)
   Interest credited to policyholders'
     account balances.........................            337         (58)             279          --         279
   Net derivative (gains) loss................            724          97              821        (459)        362
  Changes in:
   Deferred policy acquisition costs..........            125         (97)              28           1          29
   Future policy benefits.....................            185         (13)             172          69         241
   Reinsurance recoverable....................            (44)         21               23          --         (23)
   Current and deferred income taxes..........           (327)         26             (301)        113        (188)
   Other......................................            180          (3)             177          --         177
                                                               ----------                   ----------
  Net cash provided by (used in) operating
   activities................................. $           18  $       --  $            18  $       --  $       18
                                                               ==========                   ==========

20)SUBSEQUENT EVENTS

   Effective February 1, 2018, AXA Equitable entered into a reinsurance agreement to cede 90% of its single premium deferred annuities (SPDA) products issued between 1978-2001 and its Guaranteed Growth Annuity (GGA) single premium deferred annuity products issued between 2001- 2014. As a result of this agreement, AXA Equitable transferred assets with a market value equal to the coinsurance reserves of approximately $635 million.

   In March 2018, AXA Equitable Life sold its interest in two real estate joint ventures to AXA France for a total purchase price of approximately
   $143 million, which resulted in the elimination of $203 million of long-term debt on the Company's balance sheet for the first quarter of 2018.

   The restatement of the Company's 2016 financial statements may cause defaults under certain of AXA Equitable's derivatives agreements. AXA Equitable is seeking waivers for these defaults from the relevant counterparties as appropriate. We do not consider this to have a material impact on our business, results of operations or financial condition.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                  SCHEDULE I
      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2017

                                                                   CARRYING
                                              COST/(1)/ FAIR VALUE  VALUE
                                              --------  ---------- --------
                                                     (IN MILLIONS)
TYPE OF INVESTMENT
Fixed Maturities:
  U.S. government, agencies and authorities..  $12,644   $  13,135 $ 13,135
  State, municipalities and political
   subdivisions..............................      414         481      481
  Foreign governments........................      376         396      396
  Public utilities...........................    3,540       3,728    3,728
  All other corporate bonds..................   17,083      17,784   17,784
  Residential mortgage-backed................      236         251      251
  Asset-backed...............................       89          92       92
  Redeemable preferred stocks................      449         491      491
                                               -------   --------- --------
Total fixed maturities.......................  $34,831   $  36,358 $ 36,358
                                               -------   --------- --------
Equity securities:
Mortgage loans on real estate................   10,943      10,895   10,935
Real estate held for the production of income      390         390      390
Policy loans.................................    3,315       4,210    3,315
Other equity investments.....................    1,351       1,351    1,351
Trading securities...........................   12,661      12,628   12,628
Other invested assets........................    3,121       3,121    3,121
                                               -------   --------- --------
Total Investments............................  $66,612   $  68,953 $ 68,098
                                               =======   ========= ========

  /(1)/Cost for fixed maturities represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in income and reduced by distributions.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2017

                                                FUTURE POLICY  POLICY                              AMORTIZATION
                      DEFERRED                     BENEFITS    CHARGES     NET      POLICYHOLDERS' OF DEFERRED
                       POLICY    POLICYHOLDERS'   AND OTHER      AND    INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
                     ACQUISITION    ACCOUNT     POLICYHOLDERS' PREMIUM    INCOME       INTEREST    ACQUISITION    OPERATING
SEGMENT                 COSTS       BALANCES        FUNDS      REVENUE  (LOSS)/(1)/    CREDITED       COSTS      EXPENSE/(2)/
-------              ----------- -------------- -------------- -------- ----------  -------------- ------------  -----------
                                                                 (IN MILLIONS)
Individual
  Retirement........  $    2,490   $     18,909  $      15,090 $  1,982 $    1,568    $      2,243  $      (296)   $   1,030
Group Retirement....         501         11,318              2      248        548             284          (66)         427
Investment
  Management and
  Research..........          --             --             --       --        118              --           --        2,517
Protection Solutions       1,496          9,846          3,468    1,581        703           1,064          639          502
Corporate and Other.          60          3,732         10,474      427        536             911           (9)         232
                      ----------   ------------  ------------- -------- ----------    ------------  -----------    ---------
Total...............  $    4,547   $     43,805  $      29,034 $  4,238 $    3,473    $      4,502  $       268    $   4,708
                      ==========   ============  ============= ======== ==========    ============  ===========    =========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
         AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2016 (AS RESTATED)

                                        FUTURE POLICY   POLICY                              AMORTIZATION
              DEFERRED                     BENEFITS     CHARGES     NET      POLICYHOLDERS' OF DEFERRED
               POLICY    POLICYHOLDERS'   AND OTHER       AND    INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
             ACQUISITION    ACCOUNT     POLICYHOLDERS'  PREMIUM    INCOME       INTEREST    ACQUISITION    OPERATING
Segment         COSTS       BALANCES        FUNDS       REVENUE  (LOSS)/(1)/    CREDITED       COSTS      EXPENSE/(2)/
------------ ----------- -------------- --------------  -------- ----------  -------------- ------------  -----------
                                                          (in millions)

  Individual
  Retirement    $  2,340      $  15,024      $  14,090  $  1,844   $   (740)       $  1,045      $  (300)    $  1,258

  Group
  Retirement         320         10,998             (2)      217        456             273          (36)         396

  Investment
  Management
  and
  Research..          --             --             --        --        134              --           --        2,311

  Protection
  Solutions.       2,321          9,790          3,960     1,744        684           1,604          362          491

  Corporate
  and
  Other.....          77          3,013         10,853       419        573             878           26          208
                --------      ---------      ---------  --------   --------        --------      -------     --------
Total.......    $  5,058      $  38,825      $  28,901  $  4,224   $  1,107        $  3,800      $    52     $  4,664
                ========      =========      =========  ========   ========        ========      =======     ========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                 SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                     FOR THE YEAR ENDED DECEMBER 31, 2015

                                              POLICY                               AMORTIZATION
                                              CHARGES      NET      POLICYHOLDERS' OF DEFERRED
                                                AND     INVESTMENT   BENEFITS AND     POLICY      ALL OTHER
                                              PREMIUM     INCOME       INTEREST    ACQUISITION    OPERATING
Segment                                       REVENUE  (LOSS)/(1)/     CREDITED       COSTS      EXPENSE/(2)/
-------                                       -------- -----------  -------------- ------------  -----------
Individual Retirement........................ $  1,803 $      (849) $          455 $       (319) $     1,233
Group Retirement.............................      220         436             261          (34)         393
Investment Management and Research...........       --          29              --           --        2,395
Protection Solutions.........................    1,681         649           1,743           70          541
Corporate and Other..........................      439         631             902           40          243
                                              -------- -----------  -------------- ------------  -----------
Total........................................ $  4,143 $       896  $        3,361 $       (243) $     4,805
                                              ======== ===========  ============== ============  ===========

  /(1)/Net investment income (loss) is allocated to segments. Includes net derivative gains (losses).
  /(2)/Operating expenses are allocated to segments.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                  SCHEDULE IV
                               REINSURANCE/(1)/
        AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

                                                                         ASSUMED                PERCENTAGE
                                                            CEDED TO      FROM                  OF AMOUNT
                                                 GROSS        OTHER       OTHER        NET       ASSUMED
                                                 AMOUNT     COMPANIES   COMPANIES     AMOUNT      TO NET
                                              ------------ ----------- ----------- ------------ ----------
                                                                  (DOLLARS IN MILLIONS)
2017
----
Life Insurance In-Force...................... $    392,926 $    41,330 $    30,300 $    381,896        7.9%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        826 $       135 $       186 $        877       21.2%
Accident and health..........................           54          36           9           27       33.3%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        880 $       171 $       195 $        904       21.6%
                                              ============ =========== =========== ============ ==========
2016 (As Restated)
------------------
Life Insurance In-Force...................... $    399,230 $    78,760 $    31,722 $    352,192        9.0%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        790 $       135 $       197 $        852       23.1%
Accident and health..........................           60          41           9           28       32.1%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        850 $       176 $       206 $        880       23.4%
                                              ============ =========== =========== ============ ==========
2015
----
Life Insurance In-Force...................... $    406,240 $    82,927 $    31,427 $    354,740        8.9%
                                              ============ =========== =========== ============ ==========
Premiums:
Life insurance and annuities................. $        751 $       128 $       197 $        820       24.0%
Accident and health..........................           67          45          10           32       31.3%
                                              ------------ ----------- ----------- ------------ ----------
Total Premiums............................... $        818 $       173 $       207 $        852       24.3%
                                              ============ =========== =========== ============ ==========

  /(1)/Includes amounts related to the discontinued group life and health business.

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2018 TO CURRENT PROSPECTUSES FOR:


..   ACCUMULATOR(R)
..   ACCUMULATOR(R) PLUS/SM/
..   ACCUMULATOR(R) ELITE/SM/
..   ACCUMULATOR(R) SELECT/SM/

--------------------------------------------------------------------------------


This Supplement modifies certain information in the above referenced prospectuses, supplements to prospectuses and statement of additional information (collectively, the ''Prospectus'') offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates each Prospectus by reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of your Prospectus or supplement without charge upon request. Please contact the customer service center at 1-866-638-0550.

GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT, AND PROTECTION PLUS/SM/ OFFER


This supplement describes an offer we are making to you in connection with your variable annuity contract guaranteed benefits.

This supplement contains important information that you should know before accepting this offer or taking any other action under your contract.

                      NO ACTION IS REQUIRED ON YOUR PART

    YOU ARE NOT REQUIRED TO ACCEPT THIS OFFER OR TAKE ANY ACTION UNDER YOUR CONTRACT. IF YOU DO NOT ACCEPT THIS OFFER, YOUR CONTRACT AND THE GUARANTEED
           BENEFITS YOU PREVIOUSLY ELECTED WILL CONTINUE UNCHANGED.


You should carefully read this supplement in conjunction with your Prospectus before making your decision regarding this offer. For current offer amounts, you can login to "MyAXA" by visiting WWW.AXA.COM. If you have any questions about this offer or for current offer amounts, contact your financial professional or call us directly at 1-866-638-0550.


WHY AM I RECEIVING THIS OFFER?


You are receiving this offer because, at the time you purchased your contract, you elected a guaranteed minimum income benefit ("GMIB") which provides the opportunity for guaranteed income regardless of market performance. In addition, you also may have elected a guaranteed minimum death benefit ("GMDB") or Protection Plus/SM/ benefit ("PPB") which may be referred to in the Contract as "Earnings enhancement benefit". See Appendix I for information about the guaranteed benefits.

WHAT IS THIS OFFER? HOW DOES THIS BUYOUT OFFER WORK?

For a limited time, we are offering to give you a special credit amount ("Special Credit Amount") in return for terminating your GMIB, GMDB, PPB (each a "Guaranteed Benefit" and together, the "Guaranteed Benefits") and the availability of the standard death benefit in return for a Special Credit Amount less a pro rata portion of any applicable GMIB, GMDB and PPB charge.


Please also see "HOW CAN I EVALUATE THIS OFFER?"


GOOD ORDER. The offer is not available on (i) a non-business day, (ii) a business day where another financial transaction, is processed or (iii) the first day of a contract year. We will not consider your acceptance of the offer to be in good order if we receive it on such a day. If we receive your acceptance on such a day and it is otherwise complete, your acceptance will be processed on the next available business day. The day we process your acceptance of the offer is the "Transaction Date". The "Valuation Date" for purposes of this offer is the business day immediately preceding the Transaction Date. We will generally fulfill requests for payments within seven days after the Transaction Date.

   If you accept the offer and also request a partial withdrawal on that same day, that partial withdrawal (which is a financial transaction) will be processed before your acceptance of the offer. We will process your acceptance of the offer on the next available business day. THAT PARTIAL WITHDRAWAL WILL BE SUBJECT TO ANY APPLICABLE WITHDRAWAL CHARGES AND MARKET VALUE ADJUSTMENT AND WILL REDUCE THE SPECIAL CREDIT AMOUNT UNLESS YOU SPECIFICALLY REQUEST THAT THE COMPANY PROCESS THE ACCEPTANCE OF THE BUYOUT OFFER PRIOR TO THE PROCESSING OF THE PARTIAL WITHDRAWAL IN WHICH CASE THE WITHDRAWAL CHARGES ARE WAIVED, HOWEVER, ANY MARKET VALUE ADJUSTMENT WILL STILL APPLY.

Accordingly, you should carefully consider the timing of any partial withdrawal request when you accept the offer. If we receive your request for a full surrender, transfer or exchange on the same business day we receive your acceptance of the buyout offer, we will treat this request as part of the acceptance of the offer and process that request the same day as your acceptance of the offer and withdrawal charges will not apply however, any market value adjustment will still apply. Please also see "WHAT ARE MY OPTIONS AFTER I ACCEPT THIS OFFER?" for additional detail regarding waivers of withdrawal charges after acceptance of the buyout offer.



                                                                        #462533

SPECIAL CREDIT AMOUNT. The amount of the Special Credit will be determined on the business day we receive your acceptance in good order. The Special Credit Amount is not considered a contribution.

If you accept the buyout offer, the Special Credit Amount will be added to your account value in accordance with your future investment allocation instructions on file with us on the Transaction Date. Please note that you can change your future investment allocation instructions.

BENEFIT CHANGES. If you accept the buyout offer, your GMIB, GMDB, PPB and the availability of the standard death benefit will terminate and you will lose the guarantees provided by the GMIB, GMDB, and PPB.

In addition to the termination of your Guaranteed Benefits, if the standard death benefit was in effect under your contract, it will also be terminated. If the standard death benefit was not in effect under your contract at the time you accepted the buyout offer, it will no longer be available under your contract. Please note, if you accept the buyout offer, the amount payable to your beneficiaries will be equal to your account value at that time, which could be less than your contributions.

CHARGES ELIMINATED. If you elect the buyout offer, upon termination of your Guaranteed Benefits, you will no longer pay the annual charge for each Guaranteed Benefit. A pro rata portion of any applicable GMIB, GMDB and PPB charge from the most recent contract date anniversary to the Valuation Date (defined below) will be deducted on the Transaction Date. Past Guaranteed Benefit charges will not be refunded.

Please note that while the charge for each Guaranteed Benefit would cease, the annual percentage rate we charge for separate account expenses would remain the same if you accept this offer. This means that if you accept the offer you will continue to pay the same annual percentage rate for separate account expenses as contract owners that have the standard death benefit, even though the standard death benefit would no longer be available to you.

DEADLINE. We must receive your acceptance of this offer no later than the date specified in your offer letter that was included with this Supplement (see "HOW DO I ACCEPT THIS OFFER?" below). You can only accept this offer in its entirety. If we do not receive your acceptance before the offer expires, we will consider you to have rejected this offer.

In addition, under certain circumstances, your contract could terminate without value if your account value is insufficient to pay any applicable charges on the contract date anniversary. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon termination, you will lose all your rights under your contract and any applicable guaranteed benefits, which will terminate your ability to accept this offer. You should contact your financial professional or our Processing Office to discuss options, which include stopping withdrawals or exercising guaranteed benefits under the contract.


WHY IS AXA EQUITABLE MAKING THIS OFFER?


We believe that this offer can be mutually beneficial to both us and contract owners who no longer need or want the guarantees provided by the GMIB, GMDB, PPB and the standard death benefit. However, this offer may not be beneficial for everyone. If you accept this offer, you would receive an increase in your account value and any applicable future GMIB, GMDB and PPB charge would cease.

We would receive a financial benefit because past market conditions and the ongoing low interest rate environment make continuing to provide these benefits costly to us. Providing a Special Credit Amount less a pro rata portion of any applicable GMIB, GMDB and PPB charge, will be less costly to us than the amounts we are currently setting aside to guarantee the benefits.

You should carefully read this supplement before making your decision regarding this offer. This offer asks you to give up valuable benefits in return for the Special Credit Amount. If you accept the offer, your valuable Guaranteed Benefits and the availability of the standard death benefit cannot be reinstated and other suitable alternatives may not be available. You should only give up your Guaranteed Benefits if you have determined your need for a Special Credit Amount less a pro rata portion of any applicable GMIB, GMDB and PPB charge, is greater than your need for the guarantees provided by those benefits.


HOW DOES AXA EQUITABLE DETERMINE THE SPECIAL CREDIT AMOUNT? HOW MUCH IS THE SPECIAL CREDIT AMOUNT?


The Special Credit Amount will depend upon the group you are in and certain actuarial reserve calculations. For purposes of calculating the Special Credit Amount there are two groups of contract owners. Most contract owners will be in Group 1. If you took an excess withdrawal (cumulative withdrawals in a contract year that exceeded a specific limit) in any of the three previous full contract years ending on or before December 31, 2017, or in the partial contract year from the most recent contract date anniversary through December 31, 2017, and that excess withdrawal also equaled or exceeded 25% of the contract's account value as of the contract date anniversary immediately preceding the excess withdrawal, then you are part of Group 2.


For the GMIB and GMDB, we determine the Special Credit Amount based on contract reserves. The actuarial calculations for determining contract reserves consider:

  .   The owner/annuitant's life expectancy (based on gender and age);


  .   The current and projected account value;

  .   Current interest rates;

  .   Tax status of a contract;

  .   Sales channel;

  .   Owner's current investment options;

  .   Past withdrawal behavior under the contract; and


  .   The current and projected GMIB and GMDB benefits.

In general, the contract reserve for these types of benefits is the difference between the present value of expected benefit claims less the present value of expected benefit charges. We calculate the actuarial value of your GMIB and GMDB together.


BUYOUT OFFER. For Group 1, the Special Credit Amount is the greater of:
(i) approximately 70% of this actuarial valuation of the GMIB and GMDB reserve on the Valuation Date and (ii) two times the GMIB and GMDB fee rates multiplied by the respective benefit base on the Valuation Date. In addition, if you elected the PPB, we will add an amount equal to two times the PPB fee rate multiplied by the account value on the Valuation Date.

For Group 2, the Special Credit Amount is the greater of: (i) approximately 25% of the actuarial valuation of the GMIB and GMDB reserve on the Valuation Date and (ii) the GMIB and GMDB fee rates multiplied by the respective benefit base on the Valuation Date. In addition, if you elected the PPB, we will add an amount equal to the PPB fee rate multiplied by the account value on the Valuation Date.

The offer and acceptance letter included with this Supplement indicates the Special Credit Amount as of the date specified in the letter. In general, the larger your account value is relative to your benefit base, the smaller your Special Credit Amount will be (e.g., if your account value is $150,000 and your benefit base is $200,000 then your Special Credit Amount will be lower than if your account value is $100,000 and your benefit base is $200,000, all other things equal). THE SPECIAL CREDIT AMOUNTS MAY CHANGE EACH BUSINESS DAY BECAUSE THE FACTORS THAT WE USE TO DETERMINE OUR RESERVE FOR THESE TYPES OF BENEFITS CHANGE. For example, in determining your current and projected GMIB and GMDB benefits, we consider a number of factors including your current account value, your age, your allocation of contract assets among the investment options and interest rates. As these factors change, the Special Credit Amounts change. Therefore, the exact amount may be more or less than the amounts quoted to you in our offer letter and will depend on then current market conditions and any changes in our estimate of your then current and projected account value and GMIB and GMDB benefits when we determine the Special Credit Amount. In general, as your account value increases, the Special Credit Amount decreases. Similarly, as your account value decreases, the Special Credit Amount increases. For current Special Credit Amounts, you can login to your account by visiting WWW.AXA.COM or call us at 1-866-638-0550.

FOR MOST CONTRACT OWNERS WHO ACCEPT THE OFFER, THE SPECIAL CREDIT AMOUNT WILL BE (1) LESS THAN THE DIFFERENCE BETWEEN THE PROJECTED GMIB AND GMDB BENEFIT BASES AND THE ACCOUNT VALUE, (2) LESS THAN THE CONTRACT RESERVES AND (3) LESS THAN THE BENEFIT AMOUNTS GIVEN UP.

We determine the dollar amount of the Special Credit Amount on the Transaction Date using values from the Valuation Date.


Examples for Group 1

Example 1:


Assume the contract owner is a 66-year old female who elected the GMIB and the Greater of GMDB at contract issue but did not elect the PPB. Further assume the GMIB/GMDB benefit base is $150,000.00, the account value is $100,000.00 and it has been two months since the contract date anniversary. The initial Special Credit Amount as stated in the contract owner's offer letter is $29,399.99 (the pro rata portion of the GMIB and GMDB charges are $452.71).

Assume the contract owner accepts the offer 30 days later at which time the account value has decreased to $80,000. Further assume there are no changes to any other factors that affect the calculation of the Special Credit Amount. The Special Credit Amount would increase to $35,488.40 (the pro rata portion of the GMIB and GMDB charges are $605.31) and the increased account value is $114,883.09 (account value ($80,000) + Special Credit Amount ($35,488.40) - pro rata charges ($605.31)).


Example 2:


Assume the contract owner is a 66-year old male who elected the GMIB and the Greater of GMDB at contract issue but did not elect the PPB. Further assume the GMIB/GMDB benefit base is $140,000.00, the account value is $100,000.00 and it has been four months since his contract date anniversary. The initial Special Credit Amount as stated in the contract owner's offer letter is $53,945.95 (the pro rata portion of the GMIB and GMDB charges are $773.78).

Assume the contract owner accepts the offer 30 days later at which time the account value has increased to $120,000.00. Further assume there are no changes to any other factors that affect the calculation of the Special Credit Amount. The Special Credit Amount would decrease to $42,263.51 (the pro rata portion of the GMIB and GMDB charges are $913.62) and the increased account value is $161,349.89 (account value ($120,000) + Special Credit Amount ($42,263.51) -
pro rata charges ($913.62)).

Additional Offer Amount Examples for Group 1


The following examples assume the contract owner is a 66-year old male who elected the GMIB and Greater of GMBD but did not elect the PPB and is 166 days past his most recent contract date anniversary. He has not made a large excess withdrawal and thus is part of Group 1.



            INITIAL VALUES                                                    BUYOUT
-----------------------------------------------------------------------------------------------------------------------------
    GMIB/GMDB                               SPECIAL CREDIT     PRO RATA GMIB AND         INCREASE        BENEFIT BASE AFTER
   BENEFIT BASE        ACCOUNT VALUE            AMOUNT            GMDB CHARGES       IN ACCOUNT VALUE        ACCEPTANCE
-----------------------------------------------------------------------------------------------------------------------------
$110,000                       $100,000             $ 13,897               $  625              $13,272                   $0
-----------------------------------------------------------------------------------------------------------------------------
$120,000                       $100,000             $ 18,327               $  682              $17,644                   $0
-----------------------------------------------------------------------------------------------------------------------------
$130,000                       $100,000             $ 22,393               $  739              $21,654                   $0
-----------------------------------------------------------------------------------------------------------------------------
$140,000                       $100,000             $ 27,158               $  796              $26,362                   $0
-----------------------------------------------------------------------------------------------------------------------------
$150,000                       $100,000             $ 31,705               $  853              $30,852                   $0
-----------------------------------------------------------------------------------------------------------------------------
$160,000                       $100,000             $ 36,331               $  910              $35,421                   $0
-----------------------------------------------------------------------------------------------------------------------------
$170,000                       $100,000             $ 41,319               $  966              $40,353                   $0
-----------------------------------------------------------------------------------------------------------------------------
$180,000                       $100,000             $ 45,766               $1,023              $44,743                   $0
-----------------------------------------------------------------------------------------------------------------------------
$190,000                       $100,000             $ 49,957               $1,080              $48,877                   $0
-----------------------------------------------------------------------------------------------------------------------------
$200,000                       $100,000             $ 54,845               $1,137              $53,708                   $0
-----------------------------------------------------------------------------------------------------------------------------
$210,000                       $100,000             $ 59,530               $1,194              $58,336                   $0
-----------------------------------------------------------------------------------------------------------------------------
$220,000                       $100,000             $ 63,655               $1,251              $62,404                   $0
-----------------------------------------------------------------------------------------------------------------------------
$230,000                       $100,000             $ 68,815               $1,308              $67,508                   $0
-----------------------------------------------------------------------------------------------------------------------------
$240,000                       $100,000             $ 72,981               $1,364              $71,617                   $0
-----------------------------------------------------------------------------------------------------------------------------
$250,000                       $100,000             $ 77,700               $1,421              $76,278                   $0
-----------------------------------------------------------------------------------------------------------------------------
$260,000                       $100,000             $ 82,587               $1,478              $81,109                   $0
-----------------------------------------------------------------------------------------------------------------------------
$270,000                       $100,000             $ 86,574               $1,535              $85,039                   $0
-----------------------------------------------------------------------------------------------------------------------------
$280,000                       $100,000             $ 91,562               $1,592              $89,970                   $0
-----------------------------------------------------------------------------------------------------------------------------
$290,000                       $100,000             $ 95,815               $1,649              $94,166                   $0
-----------------------------------------------------------------------------------------------------------------------------
$300,000                       $100,000             $100,907               $1,705              $99,201                   $0
-----------------------------------------------------------------------------------------------------------------------------
THESE EXAMPLES ARE HYPOTHETICAL AND ARE THE RESULT OF A SIGNIFICANT NUMBER OF ACTUARIAL CALCULATIONS USING MULTIPLE
MARKET SCENARIOS AND MANY YEARS OF PROJECTIONS. THE RESULTS ARE FOR ILLUSTRATIVE PURPOSES AND ARE NOT INTENDED TO
REPRESENT YOUR PARTICULAR SITUATION. YOUR SPECIAL CREDIT AMOUNT, PRO RATA CHARGES AND INCREASED ACCOUNT VALUE MAY BE
HIGHER OR LOWER THAN THE AMOUNTS SHOWN.



Please note: if the PPB had also been elected, the Special Credit Amounts would have been higher. In the last example, the PPB would have added $540.82.


Examples for Group 2

Example 3:


Assume the contract owner is a 66-year old female who elected the GMIB and the Greater of GMDB at contract issue but did not elect the PPB. Further assume the GMIB/GMDB benefit base is $90,000.00, the account value is $120,000.00 and it has been three months since her contract date anniversary. Finally assume the owner took an excess withdrawal (which was greater than 25% of the account value on the contract date anniversary immediately prior to the excess withdrawal) 15 months earlier. The initial Special Credit Amount as stated in the contract owner's offer letter is $13,029.16 (the pro rata portion of the GMIB and GMDB charges are $560.18).

Assume the contract owner accepts the offer 30 days later at which time the account value has decreased to $96,000.00. Further assume there are no changes to any other factors that affect the calculation of the Special Credit Amount. The Special Credit Amount would increase to $16,475.74 (the pro rata portion of the GMIB and GMDB charges are $689.45) and the increased account value is $111,786.29 (account value ($96,000) + Special Credit Amount ($16,475.74) - pro rata charges ($689.45)).


Example 4:


Assume the contract owner is a 64-year old male who elected the GMIB and the Greater of GMDB at contract issue but did not elect the PPB. Further assume the GMIB/GMDB benefit base is $160,000.00, the account value is $100,000.00 and it has been three months since her contract date anniversary. Finally assume the owner took an excess withdrawal (which was greater than 25% of the account value on the contract date anniversary immediately prior to the excess withdrawal) 23 months earlier. The initial Special Credit Amount as stated in the contract owner's offer letter is $13,510.56 (the pro rata portion of the GMIB and GMDB charges are $724.81).

Assume the contract owner accepts the offer 30 days later at which time the account value has increased to $120,000.00. Further assume there are no changes to any other factors that affect the calculation of the Special Credit Amount. The Special Credit Amount would decrease to $11,043.29 (the pro rata portion of the GMIB and GMDB charges are $884.69) and the increased account value is $130,158.60 (account value ($120,000) + Special Credit Amount ($11,043.29) -
pro rata charges ($884.69)).

Additional Offer Amount Examples for Group 2


The following examples assume the contract owner is a 66-year old female who elected the GMIB and Greater of GMDB but did not elect the PPB and is 150 days from her most recent contract date anniversary. She has made a large excess withdrawal and thus is part of Group 2.



        INITIAL VALUES                                        BUYOUT
------------------------------------------------------------------------------------------------------
                                                                       INCREASE
  GMIB/GMDB                       SPECIAL CREDIT  PRO RATA GMIB AND   IN ACCOUNT    BENEFIT BASE AFTER
 BENEFIT BASE    ACCOUNT VALUE        AMOUNT        GMDB CHARGES        VALUE           ACCEPTANCE
------------------------------------------------------------------------------------------------------
$55,000                 $50,000           $2,688             $283           $2,405                $0
------------------------------------------------------------------------------------------------------
$60,000                 $50,000           $3,364             $308           $3,056                $0
------------------------------------------------------------------------------------------------------
$65,000                 $50,000           $4,097             $334           $3,763                $0
------------------------------------------------------------------------------------------------------
$70,000                 $50,000           $4,875             $360           $4,516                $0
------------------------------------------------------------------------------------------------------
$75,000                 $50,000           $5,659             $385           $5,274                $0
------------------------------------------------------------------------------------------------------
$80,000                 $50,000           $6,473             $411           $6,062                $0
------------------------------------------------------------------------------------------------------
$85,000                 $50,000           $7,272             $437           $6,835                $0
------------------------------------------------------------------------------------------------------
$90,000                 $50,000           $8,041             $462           $7,579                $0
------------------------------------------------------------------------------------------------------
$95,000                 $50,000           $8,926             $488           $8,438                $0
------------------------------------------------------------------------------------------------------
$100,000                $50,000           $9,687             $514           $9,174                $0
------------------------------------------------------------------------------------------------------
THESE EXAMPLES ARE HYPOTHETICAL AND ARE THE RESULT OF A SIGNIFICANT NUMBER OF ACTUARIAL
CALCULATIONS USING MULTIPLE MARKET SCENARIOS AND MANY YEARS OF PROJECTIONS. THE RESULTS ARE
FOR ILLUSTRATIVE PURPOSES AND ARE NOT INTENDED TO REPRESENT YOUR PARTICULAR SITUATION. YOUR
SPECIAL CREDIT AMOUNT, PRO RATA CHARGES AND INCREASED ACCOUNT VALUE MAY BE HIGHER OR LOWER
THAN THE AMOUNTS SHOWN.



Please note: If the PPB had also been elected, the Special Credit Amounts would have been higher. In the last example, the PPB would have added $103.08.


HOW CAN I EVALUATE THIS OFFER?


You must decide between: (1) keeping your Guaranteed Benefits and standard death benefit; or (2) fully terminating your Guaranteed Benefits and the availability of the standard death benefit and accepting a Special Credit Amount.


If you do not accept our offer, you would not receive a Special Credit Amount and your Guaranteed Benefits and standard death benefit would continue and any applicable charges would continue to be deducted from your account value.


If you accept our offer, your Guaranteed Benefits and the availability of the standard death benefit would terminate, and your account value would be increased. In the future, you would not have the option to receive the lifetime income guaranteed by the GMIB. Also, if a death benefit is payable in the future, the amount payable to your beneficiaries would be equal to your account value, which could be more or less than your contributions.

The Special Credit Amount may be taxable to you when withdrawn, transferred or exchanged. In addition, any withdrawal, transfer or exchange in connection with the offer may result in income taxes or other consequences, including but not limited to, a 10% federal income tax penalty and a negative market value adjustment and if transferred to another investment product could result in a new withdrawal charge period, loss of tax deferral, higher fees, inclusion in a mandatory fee based program, different investment choices, and different or no death benefit, income and withdrawal guarantees and annuity payout options. If you are considering exchanging the Special Credit Amount into another contract (including a New Contract), you may wish to consult your tax advisor about the tax consequences of receiving the Special Credit Amount and executing a full or partial 1035 exchange.

When you purchased your contract you made a determination that each Guaranteed Benefit you elected was important to you based on your personal circumstances at that time. The availability of the standard death benefit might have also been important. When considering this offer, you should consider whether you no longer need or want all of the guarantees provided by your GMIB, GMDB, PPB and the standard death benefit, given your personal circumstances today and your future needs because if you accept our offer, you are giving up your income and death benefits. You should consider your specific circumstances, including your specific account values (with and without the offer), your GMIB and GMDB benefit bases, prior withdrawals during this contract year (increasing the potential for withdrawal charges in the future), future withdrawal charges (if applicable), and the following factors:


  .   How long you intend to keep your contract.

  . Whether, given your current state of health, you believe you are likely to live to enjoy the income provided by the GMIB.

  . Whether, given your current state of health, you believe you are likely to provide a death benefit to your beneficiaries.

  . Whether it is important for you to leave a guaranteed minimum death benefit from your contract to your beneficiaries.


  . Whether the Special Credit Amount available through the offer is more important to you than the current value of your Guaranteed Benefits and the availability of the standard death benefit.

  . Whether you believe that your account value, with the increase provided by the offer, may increase (through market gains) relative to how the GMIB and GMDB benefit bases may increase such that the GMIB and GMDB may become less valuable to you over time.

  . Whether you believe that your account value, with the increase provided by the offer, may decline (through market losses), stay the same, or increase slowly relative to how the GMIB and GMDB benefit bases would have increased such that the value of having the GMIB and GMDB may become more valuable to you and your beneficiaries over time.

  . Whether you believe that your remaining account value may increase (through market gains and/or other means) relative to how the GMIB and GMDB benefit bases may increase such that the GMIB and GMDB may become less valuable to you over time.

  . Whether you believe that your remaining contract account value may decline (through market losses and/or other means), stay the same, or increase slowly relative to how the GMIB and GMDB benefit bases would have increased such that the value of having the GMIB and GMDB may become more valuable to you and your beneficiaries over time.


  . Whether your need for income (or withdrawals) from this contract is more than you could withdraw without disproportionately reducing each applicable benefit base.



  . Whether you will need any subsequent withdrawals, transfers, exchanges or annuity payments from your current contract or any other contract you choose to exchange into such that the partial 1035 exchange requirements affect any such transactions.


  . Whether you will have a need for withdrawals after accepting the offer since any withdrawal, transfer or exchange in connection with the offer will be considered a withdrawal of contributions and will likely eliminate the current year free withdrawal amount.

You should assess your own situation to decide whether to accept the offer. Once terminated, the GMIB, GMDB, PPB and the standard death benefit cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your named beneficiaries, and your financial professional and other advisors. We cannot provide investment advice to you, including how to weigh any relevant factors for your particular situation. We cannot provide any advice regarding future account value, including whether investment options under your contract will experience market gains or losses. In addition to all of the things you and your financial professional and advisors consider, please also consider the following two questions:

1. Do you still need the guaranteed lifetime income provided by the GMIB? If you do, and after consultation with your named beneficiaries, financial professional and other advisors you conclude there are no other alternatives that fulfill your needs, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and the guaranteed lifetime income provided by the GMIB is not important (or there is an alternative or other income product that fulfills your needs), then you may want to consider the offer and decide if this offer is appropriate for you.

2. Do you still need the guaranteed death benefit? If you do, and after consultation with your named beneficiaries, financial professional and other advisors you conclude there are no other alternatives that fulfill your needs, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and the guaranteed death benefit is not important (or there is an alternative or other death benefit that fulfills your needs), then you may want to consider the offer and decide if this offer is appropriate for you.

FOR MOST CONTRACT OWNERS WHO ACCEPT THE OFFER, THE SPECIAL CREDIT AMOUNT WILL BE (1) LESS THAN THE DIFFERENCE BETWEEN THE PROJECTED GMIB AND GMDB BENEFIT BASES AND THE ACCOUNT VALUE, (2) LESS THAN THE CONTRACT RESERVES AND (3) LESS THAN THE BENEFIT AMOUNTS GIVEN UP.

There may be circumstances where the Special Credit Amount is not much larger than the sum of the pro rata portion of each applicable GMIB, GMDB and PPB charge. For example, this could happen if the Special Credit Amount is based on the applicable GMIB, GMDB and PPB fee rates and it has been several months since your last contract date anniversary. In these situations you may conclude the offer isn't appropriate for your needs.


HOW DO I ACCEPT THIS OFFER?


To accept this offer, you may login to your account at www.axa.com. You may also accept this offer by completing the acceptance form included with this supplement. Please complete, sign and date the acceptance form and return it to us at the following address:


   AXA Equitable Life Insurance Company
   Retirement Services Solution
   500 Plaza Drive, 6th Floor
   Secaucus, NJ 07094

Or you may fax the acceptance form to us at 1-816-701-4960. You cannot accept the offer before the date specified in your offer letter. We must receive your acceptance of this offer no later than the date specified in your offer letter.

REMEMBER: If you accept this offer, the Special Credit Amount will likely be different (more or less) than the amount in the letter, since the Special Credit Amount will be determined on the Transaction Date using values from the Valuation Date.


  . If you accept this offer, the Special Credit Amount will be added on the business day we receive your acceptance in good order according to your investment allocation instructions on file with us.

We will not process your acceptance of the offer until all applicable requirements are satisfied. Transactions requested but not completed due to your failure to provide sufficient information, or for any other reason beyond our control, will not be eligible for the offer.


WHAT ARE MY OPTIONS AFTER I ACCEPT THIS OFFER?


If you accept the offer, you may choose to remain invested in your current contract, or if you do not want to remain invested in your contract without the Guaranteed Benefits and standard death benefit, you may, free of any withdrawal charges for up to 30 days after the expiration date shown in your offer letter:


(i)terminate your contract and receive the account value which includes the Special Credit Amount we add to your contract;

(ii)transfer all or part of your account value to another investment product;

(iii)exchange your contract for another annuity contract issued by an insurance company of your choice; or

(iv)exchange your contract for a New Contract. (See Appendix II to this supplement for a comparison of some of the important features of your current contract and the New Contracts.) If you are considering exchanging your current contract for a New Contract and would like a copy of a prospectus, contact your financial professional. Before making a decision to purchase a New Contract, you should read the prospectus and carefully consider the features, benefits, risks, charges and expenses. We cannot recommend a course of action for you. Your financial professional will be able to explain the features of the New Contract, and provide you with the proper forms and application necessary to complete the transaction. New Contracts can only be purchased through a broker-dealer and are not available in all states or through all broker-dealer firms. See also "How can I evaluate this offer?"


The offer to exchange your contract is distinct from our offer to increase your account value in return for terminating your GMIB, GMDB, PPB and the availability of the standard death benefit. You can accept the buyout offer and reject our offer to exchange your contract. However, our offer to exchange your entire contract is not available unless you accept our offer to increase your account value in return for terminating your benefits.

If you accept the buyout offer, a withdrawal charge will not apply to any full or partial withdrawal, transfer or exchange made no later than 30 days after the expiration date shown in your offer letter but a market value adjustment will apply. Please note that if you request a partial withdrawal on the same day that you accept the offer, you will be subject to a withdrawal charge and market value adjustment and will reduce the Special Credit Amount, unless you specifically request that the Company process the acceptance of the buyout offer prior to the processing of the partial withdrawal. Amounts withdrawn during this period will be considered withdrawals of contributions (to the extent any contributions remain subject to withdrawal charges) for purpose of calculating any applicable future withdrawal charges after this period and will likely eliminate the free withdrawal amount for the current year. If we receive your request for a full surrender, transfer or exchange on the same business day we receive your acceptance of the buyout offer, we will treat this request as part of the acceptance of the offer and process that request the same day as your acceptance of the offer and withdrawal charges will not apply but a market value adjustment will apply.


WOULD ACCEPTING THIS OFFER IMPACT MY AUTOMATIC PAYMENT PLANS?


If you are enrolled in the dollar-for-dollar withdrawal service, your enrollment will terminate if you accept the buyout offer. Systematic withdrawals will continue if you accept the buyout offer and retain your contract. Payments under the automatic required minimum distribution service will not be affected if you accept this offer. If you wish to re-enroll in automated withdrawal services, call us at 1-800-789-7771.


WHAT ARE THE TAX IMPLICATIONS OF ACCEPTING THE OFFER?


The tax implications of the offer could vary depending on the type of contract you own, your age and other factors relating to your personal situation. You should discuss with your tax advisor whether it makes sense for you to accept this offer.

If you accept this offer, the Special Credit Amount added to your account value would be treated as contract earnings for tax purposes. Therefore, we believe that like other earnings, there will be no tax consequences unless and until you take a withdrawal from, or surrender your contract. A withdrawal from or surrender of your contract may be taxable to you. An additional 10% federal income tax penalty may also apply if you are under age 591/2.


MORE INFORMATION ABOUT THIS OFFER


If you accept this offer, you will receive an endorsement to your contract that terminates your GMIB, GMDB, PPB, and replaces your standard death benefit with the return of account value death benefit.

You will not incur any new fees or charges as a result of accepting this offer although accepting the offer includes paying a pro rata portion of any applicable GMIB, GMDB and PPB charge on the Transaction Date. All expenses we incur in connection with this offer, including legal, accounting and other fees and expenses, will be paid by us and have no effect on your contract regardless of whether or not you accept this offer.


The Special Credit Amount is not a contribution and is not subject to any credits that may apply if you have an Accumulator(R) Plus/SM/ contract. Therefore, you will not receive any such credit if you accept this offer. The Company will not recover the amount of any credits under an Accumulator(R) Plus/SM/ contract if a withdrawal, transfer or exchange is made in connection with the offer.


Although we do not directly compensate your financial professional based on your acceptance of this offer, your financial professional may receive payments of varying amounts that may provide an incentive in recommending whether or not you should accept this offer. For example, if you accept the buyout offer and choose to remain invested in your contract, the total dollar amount of any ongoing annual compensation to your financial professional and his or her firm may increase because your account value increased. Or, if you accept the buyout offer and then transfer or exchange this contract for another financial instrument (including a New Contract) or surrender and purchase another investment product, your financial professional may receive compensation upon completion of that transfer, exchange or purchase. You should contact your financial professional for information about the compensation he or she receives. For additional information about compensation paid to your financial professional, see "Distribution of the contracts" in "More information" in your Prospectus.

The offer may vary for certain contracts and in certain states and may not be available for all contracts, in all states, at all times or through all financial intermediaries. We may suspend, modify, or terminate the offer at any time. In the future, we may make new, additional or modified offers in connection with these benefits with different terms that may be more or less favorable than the terms described herein. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group. If you accept the offer, upon termination of your GMIB, GMDB, PPB and the availability of the standard death benefit, you will not be eligible for any future offers related to those type of guaranteed benefits even if such future offer would have included a greater offer amount or different payment or incentive.

Appendix I

GUARANTEED BENEFITS AND STANDARD DEATH BENEFIT INFORMATION

--------------------------------------------------------------------------------

GUARANTEED MINIMUM DEATH BENEFIT BASE AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and the Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") is used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

  . your initial contribution and any additional contributions to the contract; less a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "Accessing your money" in your Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" in your Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


6% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:


  . your initial contribution and any additional contributions to the contract; plus

  .   daily roll-up; less


  . a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described in "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" under "Accessing your money" and the section entitled "Charges and expenses" in your Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" in your Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


The effective annual roll-up rate credited to this benefit base is:


  . 6% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts but excluding all other amounts allocated to the EQ/Intermediate Government Bond and EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM/ contracts only). Certain versions of the contracts also exclude amounts allocated to the EQ/Intermediate Government Bond variable investment option; the effective annual rate may be 4% in some states. Please see "State contract availability and/or variations of certain features and benefits" in your Prospectus to see what applies in your state; and

  . 3% with respect to the EQ/Money Market variable investment option and the EQ/Intermediate Government Bond variable investment option, the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

The benefit base stops rolling up on the contract date anniversary following the annuitant's 85th birthday.

Please see "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" in your Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher Roll-Up rate (4-6%) and investment options with a lower Roll-Up rate (2 - 3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:


  . your initial contribution to the contract (plus any additional contributions),

   -or-


  . your highest account value on any contract date anniversary up to the contract date anniversary following the annuitant's (or older joint annuitant's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" in your Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" in your Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:


  . your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

   -or-


  . your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the annuitant's (or older joint annuitant's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" in your Prospectus. Please note that withdrawal charges to not apply to Accumulator(R) Select contracts.


GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a standard death benefit. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elected one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, or standard death benefit on the date of the annuitant's death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See "Payment of death benefit" in your Prospectus for more information.

If you elected one of the enhanced death benefits and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" in your Prospectus for more information.


PROTECTION PLUS/SM/

The Protection Plus/SM/ benefit provides an additional death benefit. If you elected the Protection Plus/SM/ benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" in your Prospectus for more information.

If the annuitant is 70 or younger when we issue your contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant and the Protection Plus/SM/ benefit had been elected at issue), the additional death benefit will be the greater of:

   (i)the account value, or

  (ii)any applicable death benefit


increased by:

 (iii)such death benefit less total net contributions, multiplied by 40%.

For purposes of calculating your Protection Plus/SM/ benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) adjusted for each withdrawal that exceeds your Protection Plus/SM/ benefit earnings. "Net contributions" are reduced by the amount of that excess. Protection Plus/SM/ benefit earnings are equal to
(a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Protection Plus/SM/ benefit, if any contributions are made in the one-year period prior to death of the annuitant, the account value will not include any credits applied in the one-year period prior to death.

If the annuitant is age 71 through 75 when we issue your contract (or if the successor owner/annuitant is between the ages of 71 and 75 when he or she becomes the successor owner/annuitant and the Protection Plus/SM/ benefit had been elected at issue), the additional death benefit will be the greater of:

   (i)the account value, or

  (ii)any applicable death benefit
increased by:

 (iii)such death benefit less total net contributions, multiplied by 25%.

The value of the Protection Plus/SM/ benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X 0.40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For contracts continued under Spousal protection, upon the death of the non-annuitant spouse, the account value will be increased by the value of the Protection Plus/SM/ benefit as of the date we receive due proof of death. Upon the death of the annuitant, the value of the Protection Plus/SM/ benefit is either added to the death benefit payment or to the account value if successor owner/annuitant is elected. If the surviving spouse elects to continue the contract, the benefit will be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract if the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. See "Spousal protection" in "Payment of death benefit" in your Prospectus for more information.

Appendix II

EXCHANGE OFFER PROGRAM

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If you are considering purchasing a New Contract you should contact your financial professional, who will be able to explain the features of the New Contract, and provide you with the proper forms and application necessary to complete the transaction. New Contracts can only be purchased through a broker-dealer and are not available in all states or through all broker-dealer firms.


AXA Equitable will permit owners of the contracts included in this offer to exchange their existing contract at net asset value for a New Contract. If you accept the buyout offer, this exchange offer program is available if you accept our offer and exchange your existing contract for a New Contract no later than 30 days after the expiration date shown in your offer letter.

Under this exchange offer program, the surrender of your existing contract will not trigger a withdrawal charge. The account value attributable to your existing contract would not be subject to any withdrawal charge under the New Contract (but would be subject to all other charges and fees under the New Contract). You should carefully consider whether an exchange is appropriate for you by comparing the features and benefits provided by your existing contract to the benefits and features provided by the New Contracts and other investment products. The New Contracts do not provide the same guaranteed benefits, including the guaranteed lifetime income provided by the GMIB, that your contract provides. You should also compare the fees and charges of your existing contract to the fees and charges of the New Contract, which may be higher than the fees and charges under your existing contract and other investment products available to you. The purchase of a Structured Capital Strategies(R)16 Series ADV contract or an Investment Edge(R) ADV contract can only be purchased through an account established under a fee-based program offered by a registered investment adviser. The fees and charges of the fee-based program are separate from and in addition to the fees and charges of the New Contract and generally provide for various advisory and other services.


The following chart provides a summary comparison of some of the important features of your existing contract and the New Contracts. You should not rely solely on this chart in examining the differences between your existing contract and the New Contracts. There may be other differences important for you to consider prior to purchasing a New Contract. You should read your Prospectus and other information related to your existing contract and the prospectus for the New Contract prior to requesting an exchange to a New Contract. If you would like a prospectus for a New Contract contact your financial professional. Please note, this chart does not create or modify any existing rights or benefits, all of which are only established by your existing contract.

          COMPARISON OF YOUR EXISTING CONTRACT AND THE NEW CONTRACTS


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                                              EXISTING CONTRACTS
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--------------------------
                           Existing Contracts prior to    Existing Contracts after         Structured Capital
                              accepting offer for:          accepting the Buyout        Strategies(R) 16 Series C
                           Accumulator(R) (Series '04)    Offer for: Accumulator(R)           Contract/2/
                                Accumulator(R),          (Series '04) Accumulator(R),
                            Accumulator(R) Plus/SM/,      Accumulator(R) Plus/SM/,
                          Accumulator(R) Elite/SM/, and  Accumulator(R) Elite/SM/, and
                           Accumulator(R) Select/SM/      Accumulator(R) Select/SM/
                                   Series/1/                      Series/1/
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Annual Administrative              $0 - $30/4/                   $0 - $30/4/                      None
 Charge
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Total Separate Account            1.25% - 1.70%                 1.25% - 1.70%                    1.65%
 Annual Expenses
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Maximum Withdrawal Charge            0% - 8%                       0% - 8%                        N/A
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Guaranteed Minimum                    0.65%                          N/A                          N/A
 Income Benefit Charge/7/
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Guaranteed Minimum Death           0% - 0.60%                        N/A                          N/A
 Benefit charge
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Protection Plus/SM/                   0.35%                          N/A                          N/A
 Benefit Charge
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Standard Death Benefit    The greater of: (i) your        Your account value as of       Your account value as
                          account value as of the         the date we receive            of the date we receive
                          date we receive satisfactory    satisfactory proof of          satisfactory proof of
                          proof of death, any             death, any required            death, any required
                          required instructions for the   instructions for the           instructions for the
                          method of payment, and          method of payment, and         method of payment,
                          all information and forms       all information and forms      and all information
                          necessary to effect             necessary to effect            and forms necessary to
                          payment; and (ii) your total    payment.                       effect payment.
                          contributions, adjusted for
                          withdrawals (and any
                          associated withdrawal
                          charges, if applicable).
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Variable Investment
 Options/9/                            37                            37                            3
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Structured Investment
 Options/10/                           N/A                           N/A                           20
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Lifetime minimum
 guaranteed interest
 rate in the guaranteed
 interest option                     1% - 3%                       1% - 3%                        N/A
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Fixed Maturity
 Options/11/                           Yes                           Yes                           No
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Annual Fund Facilitation
 Fee

                                       No                            No                            No
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Mandatory Fee Based
 Program                               No                            No                            No
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Loan Features (If your
 employer's plan permits)              Yes                           Yes                           No
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Subsequent Contributions             No/14/                        No/14/                         Yes
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                                      NEW CONTRACTS*
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                            Structured Capital     Investment Edge(R)   Investment Edge(R)
                          Strategies(R) 16 Series    15.0 Investment      15.0 Investment
                             ADV Contract/2/         Edge(R) Select         Edge(R) ADV
                               Contract/3/          Contract/3/




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Annual Administrative             None                 $0 - $50/5/             None
 Charge
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Total Separate Account          0.25%/6/                  1.25%                0.30%
 Annual Expenses
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Maximum Withdrawal Charge          N/A                     N/A                  N/A
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Guaranteed Minimum                 N/A                     N/A                  N/A
 Income Benefit Charge/7/
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Guaranteed Minimum Death           N/A               0.60% - 40%/8/       0.60% - 40%/8/
 Benefit charge
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Protection Plus/SM/                N/A                     N/A                  N/A
 Benefit Charge
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Standard Death Benefit    Your account value       Your account         Your account
                          as of the date we        value as of the      value as of the
                          receive satisfactory     date we receive      date we receive
                          proof of death, any      satisfactory proof   satisfactory proof
                          required instructions    of death, any        of death, any
                          for the method of        required             required
                          payment, and all         instructions for     instructions for
                          information and          the method of        the method of
                          forms necessary to       payment, and all     payment, and all
                          effect payment.          information and      information and
                           forms necessary      forms necessary
                           to effect payment.   to effect payment.

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Variable Investment
 Options/9/                         3                      134                  134
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Structured Investment
 Options/10/                       20                      N/A                  N/A
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Lifetime minimum
 guaranteed interest
 rate in the guaranteed
 interest option                   N/A                     N/A                  N/A
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Fixed Maturity
 Options/11/                       No                      No                   No
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Annual Fund Facilitation                                 Maximum              Maximum
 Fee                                                  charge: 0.70%        charge: 0.70%
                                                   Current charge/12/:  Current charge/12/:
                                   No                     0.00%                0.00%
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Mandatory Fee Based
 Program                         Yes/13/                   No                 Yes/13/
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Loan Features (If your
 employer's plan permits)          No                      No                   No
--------------------------------------------------------------------------------------------
Subsequent Contributions           Yes                     Yes                  Yes
--------------------------------------------------------------------------------------------

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* A New Contract may not be available in all states. Please speak with your financial professional or our customer service representative for further information.
1 The Accumulator(R) Series Prospectus offers a variable deferred annuity contract to accumulate value on a tax deferred basis by investing in one or more investment options, including variable and fixed investment options. For more information, please refer to the Accumulator(R) Series Prospectus.

2 The Structured Capital Strategies(R) 16 Prospectus offers a variable and indexed-deferred annuity contract to accumulate value on a tax deferred basis by investing in variable investments options and/or structured investment options. Structured investment options provide performance tied to the performance of a securities or commodities indexed for a set period of time. Please note that if you exchange into a Structured Capital Strategies(R) 16 Series ADV contract there are fees and expenses of a fee-based program that are separate from and in addition to the fees and expenses of the contract, including other conditions related to brokerage services. For more information, please refer to the Structured Capital Strategies(R) 16 Prospectus.
3 The Investment Edge(R) 15.0 Prospectus offers a variable deferred annuity contract to accumulate value on a tax deferred basis by investing in one or more variable investment options and provide a number of payout options. The Investment Edge(R) 15.0 Prospectus also provides a death benefit protection option. Please note that if you exchange into Investment Edge(R) ADV contract there are fees and expenses of a fee-based program that are separate from and in addition to the fees and expenses of the contract, including other conditions related to brokerage services. For more information, please refer to the Investment Edge(R) 15.0 Prospectus.

4 The charge, if applicable, is $30 for each contract year. If the contract is surrendered or annuitized, or a death benefit is paid on any date other than a contract anniversary, we will deduct a pro rata portion of the annual administrative charge for that year.
5 Beginning with your first contract date anniversary, we will deduct a charge of $50 on any contract date anniversary on which your account value is less than $50,000. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. Otherwise, we will deduct the full charge. This charge will no longer apply to NQ contracts following election of an Income Edge payment program, even if your account value falls below $50,000.

6 This is the Variable Investment Option Fee. On a non-guaranteed basis, we may waive any portion of the variable investment option fee as it applies to the EQ/Money Market variable investment option (including any amounts in the dollar cap averaging account) to the extent that the fee exceeds the income distributed by the underlying EQ/Money Market Portfolio. This waiver is limited to the variable investment option fee, and it is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio.
7 Not all guaranteed benefits may be currently available to you since certain guaranteed benefits had to be elected at issue of the contract and/or are not available in combination with other elected guaranteed benefits. Please refer to your Accumulator(R) Series Prospectus for more information.
8 The charge, if applicable, is calculated daily as a percentage of your net amount at risk and deducted annually on each contract date anniversary for which the benefit is in effect. If on any date other than the contract date anniversary your contract is surrendered or annuitized, Income Edge(R) 15.0 Series is elected and becomes effective, a death benefit is paid, or the Protected Premium death benefit is otherwise terminated, we will deduct the cumulative accrued charge for that year from your account value.
9 The number of investment options available under a particular contract is subject to change. Please refer to your Prospectus for more information on investment options available under your contract.
10 The Structured Investment Option permits you to invest in one or more
   Segments, each of which provides performance tied to the performance of an index such as the S&P 500 Price Return Index (the "Index"), for a set period of time. The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of AXA Equitable. Unlike an index fund, the Structured Investment Option provides a return at maturity designed to provide protection against certain decreases in the Index in exchange for a limitation on participation in certain increases in the Index. The extent of the downside protection at maturity ranges from the first 10%, 20%, or 30% of loss. This means that you could lose up to 70% of your principal with a -30% Segment Buffer, up to 80% of your principal with a -20% Segment Buffer and up to 90% of your principal with a -10% Segment Buffer. See the Structured Capital Strategies(R) 16 prospectus for more information.
11 Fixed Maturity Options offer a fixed rate of interest if held to maturity.
   Fixed Maturity Options generally have maturity dates that range from one to ten years. Withdrawals or transfers from a Fixed Maturity Option prior to maturity may be subject to a market value adjustment, which may increase or decrease the account value. See "fixed maturity options" in your Prospectus for more information. This feature is not available in all contracts or in all states.
12 Currently, we do not charge this fee for any variable investment option
   Investment Edge 15.0 offers.
13 The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the annuity contract. You should consult with your program sponsor for more details about your particular fee-based arrangement.
14 Subject to certain state variations.

                                    PART C

                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits.

        (a) The following Financial Statements are included in Part B of the Registration Statement:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 49 are included in the Statement of Additional Information.

        (b)     Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

        1.      Board of Directors Resolutions.

                Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, incorporated by reference to Exhibit 1 to the Registration Statement on Form N-4 (File No. 333-05593), filed June 10, 1996.

        2.      Custodial Agreements. Not Applicable.

        3.      Underwriting Contracts.

                (a) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

                (a)(i) First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

                (a)(ii) Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on
                          April 24, 2012.

                (a)(iii) Third Amendment dated as of November 1, 2014 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and
                          AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2016.

                (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File No. 333-31131) on April 19, 2001.

                (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement (File No. 333-31131) on April 19, 2001.

                (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File No. 2-30070) on April 19, 2004, and incorporated herein by reference.

                (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                          No. 333-05593) filed on April 24, 2012.

                (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No.333-05593) filed on April 24, 2012.

                (d)(iii) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of
                          January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of
                          January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of
                          January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on
                          April 24, 2012.

               (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                          January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

               (d)(vii) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                          January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

               (d)(viii) Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of
                          January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

               (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of
                          January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(x) Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of
                          January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

               (d)(xi) Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of
                          January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

               (d)(xii) Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of
                          January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

               (d)(xiii) Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of
                          January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

               (d)(xiv) Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of
                          January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

               (d)(xv) Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of
                          January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

               (d)(xvi) Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, ("AXA Equitable"), and AXA NETWORK, LLC, ("General Agent") ") incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

               (d)(xvii) Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1, 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, ("AXA Equitable"), and AXA NETWORK, LLC ("General Agent") incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

                (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

         4.      Contracts. (Including Riders and Endorsements)

                 (a) Form of group annuity Contract no. 1050-94IC, incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                 (b) Forms of group annuity Certificate nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit 4(b) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                 (c) Forms of Endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages nos. 94ICA/BIM and 94ICA/BMVA, incorporated herein by reference to Exhibit 4(c) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                 (d) Form of Endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                 (e)      Forms of Data Pages for Equitable Accumulator Select
                          (IRA) and Equitable Accumulator Select (NQ), previously filed with this Registration Statement (File No. 333-31131) on July 11, 1997.

                 (f)      Forms of Data Pages for Equitable Accumulator Select
                          (IRA) and Equitable Accumulator Select (NQ), previously filed with this Registration Statement No. 333-31131 on December 31, 1997.

                 (g) Form of Endorsement No. 98ENJONQI to Contract Form No. 1050-941C and the Certificates under the Contract, previously filed with this Registration Statement No. 333-31131 on December 31, 1997.

                 (h) Form of Endorsement No. 98ROTH to Contract Form No. 1050-94IC and the Certificate under the Contract, previously filed with this Registration Statement on Form N-4 (File No. 333-31131) on December 30, 1997.

                 (i) Form of Custodial Owned Roth Endorsement No. 98COROTH to Contract No. 1050-94IC, previously filed with this Registration Statement No. 333-31131 on May 1, 1998.

                 (j) Form of Defined Benefit Endorsement No. 98ENDBQPI to Contract No. 1050-94IC, previously filed with this Registration Statement No. 333-31131 on May 1, 1998.

                 (k) Form of Data Pages for Equitable Accumulator Select TSA, previously filed with this Registration Statement No. 333-31131 on May 22, 1998.

                 (l) Form of Endorsement applicable to TSA Certificates, incorporated by reference to Exhibit 4(t) to Registration Statement No. 333-05593, filed May 22, 1998.

                 (m) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-31131 on November 30, 1998.

                 (n) Form of Data Pages (as revised) for Equitable Accumulator Select (IRA, NQ, QP, and TSA), previously filed with this Registration Statement No. 333-31131 on December 28, 1998.

                 (o) Form of Endorsement No. 98ENIRAI-IM to Contract No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement on December 28, 1998.

                 (p) Form of Data Pages for Equitable Accumulator Select (IRA,NQ, QP and TSA), previously filed with this Registration Statement, File No. 333-31131 on
                          April 25, 2000.

                 (q) Form of endorsement for Beneficiary Continuation option (Form No. 2000ENIRAI-IM) to be used with IRA certificates previously filed with this Registration Statement No. 333-31131 on April 25, 2000.

                 (r) Form of Data Pages for Equitable Accumulator Select baseBUILDER previously filed with this Registration Statement No. 333-31131 on April 25, 2000.

                 (s) Form of Endorsement applicable to Roth IRA Contracts, Form No. IMROTHBCO-1 previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (t) Revised Form of Endorsement applicable to IRA Certificates, Form No. 2000ENIRAI-IM previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (u) Form of Endorsement applicable to Non-Qualified Certificates, Form No. 99ENNQ-G previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (v) Form of Optional Death Benefit Rider, Form No. 2000 PPDB previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (w) Revised Form of Data Pages for Equitable Accumulator Select (Rollover IRA, Roth Conversion, NQ, QP-Defined Contribution, QP-Defined Benefit, TSA) previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (x) Form of Amendment to Certificate Form No. 94ICB, Form No. 2000 BENE-G previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (y) Form of Endorsement (No. 2001 ENJONQ) applicable to Non-Qualified Certificates previously filed with this Registration Statement File No. 333-31131 on April 25, 2001.

                (z) Form of Endorsement applicable to twelve month dollar cost averaging, No. 2002DCA-MM previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (a)(a) Form of Data Pages for Accumulator Select, Form No. 94ICA/B previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (b)(b) Form of Data pages No. 94ICA/B previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (c)(c) Form of Endorsement applicable to Fixed Maturity Options, No. 2002FMO previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (d)(d) Form of Optional Death Benefit Rider, Form No. 2002PPDB previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (e)(e) Form of Guaranteed Minimum Income Benefit Rider, Form No. 2002GMIB previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (f)(f) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% or AR previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (g)(g) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (h)(h) Form of Guaranteed Death Benefit Rider, Form No. 2002GMDB-AR previously filed with this Registration Statement File No. 333-31131 on December 20, 2001.

                (i)(i) Form of Data Page for Accumulator Select, Form No. 2002DPSelect previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (j)(j) Form of Data Pages, Form No. 2002DP previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (k)(k) Form of Endorsement applicable to EGTRRA, Form No. 2002EGTRRA previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (l)(l) Form of Endorsement applicable to Money Market Dollar Cost Averaging, Form No. 2002DCA-MM previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (m)(m) Form of Endorsement applicable to fixed maturity options, Form No. 2002FMO previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (n)(n) Form of Protection Plus Optional Death Benefit Rider, Form No. 2002PPDB previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (o)(o) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002MDB-6%orAR previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (p)(p) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (q)(q) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-AR previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (r)(r) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMIB-6%Rollup previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (s)(s) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMIB previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (t)(t) Form of Endorsement (No. 2002 NQBCO) applicable to non-qualified contract/certificates with beneficiary continuation option, incorporated herein by reference to Exhibit No. 4(a)(c) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                 (u)(u) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), annual ratchet to age 85, incorporated herein by reference to Exhibit No. 4(a)(d) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                 (v)(v) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), [6%] Rollup to age 85, incorporated herein by reference to Exhibit No. 4(a)(e) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                 (w)(w) Form of Guaranteed Minimum Death Benefit Rider, (No. 2002 GMDB-6% or AR) greater of [6%] Rollup to Age [85] GMDB or Annual Ratchet to age [85] GMDB, incorporated herein by reference to Exhibit No. 4(a)(f) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                 (x)(x) Form of Guaranteed Minimum Income Benefit Rider (also known as the Living Benefit), (No. 2002
                          GMIB), incorporated herein by reference to Exhibit No. 4(a)(g) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                (y)(y) Form of Protection Plus Optional Death Benefit Rider (No. 2002 PPDB), incorporated herein by reference to Exhibit No. 4(a)(h) to the Registration Statement (File No. 333-05593) filed on April 23, 2003.

                (z)(z) Form of GIO Select Transfer/Allocation Restrictions (No. 2002 DP (GIA/SEL)). Filed with this Registration Statement File No. 333-31131 on
                           April 24, 2003.

                (a)(a)(a) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-RUorAR) Greater of [5%] Rollup to age [85] GMDB or Annual Ratchet to Age [85] GMDB, incorporated herein by reference to Exhibit 4(a)(i) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (b)(b)(b) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-AR) Annual Ratchet to Age [85], incorporated herein by reference to Exhibit 4(a)(j) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (c)(c)(c) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB) (also known as the Living Benefit), incorporated herein by reference to
                           Exhibit 4(a)(k) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (d)(d)(d)  Form of Protection Plus Optional Death Benefit
                           Rider (No. 2003PPDB), incorporated herein by reference to Exhibit 4(a)(l) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (e)(e)(e) Form of Enhanced Guaranteed Principal Benefit ("Enhanced GPB") Rider (No. 2003 GPB), incorporated herein by reference to Exhibit 4(a)(m) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (f)(f)(f) Form of Spousal Protection Rider applicable to [Non-Qualified][Certificate/Contract]s (No. 2003
                           SPPRO), incorporated herein by reference to Exhibit 4(a)(n) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (g)(g)(g) Form of Data Pages (No. 2003 DPTOBCO), incorporated herein by reference to Exhibit 4(a)(o) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (h)(h)(h) Form of Data Pages (No. 2003DP), incorporated herein by reference to Exhibit 4(a)(p) to the Registration Statement (File No. 333-05593) filed on May 8, 2003.

                (i)(i)(i) Form of Data Pages (No. 2003DPSelect). Filed with this Registration Statement File No. 333-31131 on May 8, 2003.

                (j)(j)(j) Form of Data Pages (Inherited IRA) (No. 2003 DPTOBCO-Select). Filed with this Registration Statement File No. 333-31131 on May 8, 2003.

                (k)(k)(k) Form of Guaranteed Withdrawal Benefit ("GWB") Rider (No. 2004 GWB-A), incorporated by reference to Exhibit No. 4(a)(r) to Registration Statement File No. 333-05593, Filed May 3, 2004.

                (l)(l)(l) Form of Guaranteed Withdrawal Benefit ("GWB") Rider (No. 2004 GWB-B), incorporated by reference to Exhibit No. 4(a)(s) to Registration Statement File No. 333-05593, Filed May 3, 2004.

                (m)(m)(m) Form of Data Pages (2004DPGWB dated May 1, 2004), incorporated by reference to Exhibit No. 4(a)(t) to Registration Statement File No. 333-05593, Filed May 3, 2004.

                (n)(n)(n) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A (rev 2/05)) incorporated herein by reference to
                           Exhibit 4(a)(u) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (o)(o)(o) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B (rev 2/05)) incorporated herein by reference to
                           Exhibit 4(a)(v) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (p)(p)(p) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A1 (rev 2/05)) incorporated herein by reference to
                           Exhibit 4(a)(w) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (q)(q)(q) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B1 (rev 2/05)) incorporated herein by reference to
                           Exhibit 4(a)(x) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (r)(r)(r) Form of Change of Ownership Endorsement (2004COO) incorporated herein by reference to Exhibit 4(a)(y) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (s)(s)(s) Form of Endorsement Applicable to TSA Contracts (2004TSA) incorporated herein by reference to
                           Exhibit 4(a)(z) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                (t)(t)(t) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB revised 11/05 NLG) (also known as the Living Benefit) incorporated herein by reference to Exhibit 4.(a)(a)(a) to Registration Statement File No. 333-05593 on Form N-4, filed on October 14, 2005.

                (u)(u)(u) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB revised 11/05 OPR) (also known as the Living Benefit) incorporated herein by reference to Exhibit 4.(b)(b)(b) to Registration Statement File No. 333-05593 on Form N-4, filed on October 14, 2005.

                (v)(v)(v) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB revised 11/05 OPR) (Greater of 6% Roll up to Age 85 GMDB or Annual Ratchet to Age 85 GMDB) incorporated herein by reference to
                           Exhibit 4.(c)(c)(c) to Registration Statement File No. 333-05593 on Form N-4, filed on October 14, 2005.

                (w)(w)(w) Form of flexible premium deferred fixed and variable annuity contract No. 2006BASE-I-B, incorporated herein by reference to Exhibit 4.(d)(d)(d) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (x)(x)(x) Form of flexible premium deferred fixed and variable annuity contract No.2006BASE-I-A, incorporated herein by reference to Exhibit 4.(e)(e)(e) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (y)(y)(y) Form of Data Page No. 2006GWB DP, incorporated herein by reference to Exhibit 4. (f)(f)(f) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (z)(z)(z) Form of Data Page No. 2006DP, incorporated herein by reference to Exhibit 4.(g)(g)(g) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(b) Form of Data Page No. 2006DPTOBCO, incorporated herein by reference to Exhibit 4.(h)(h)(h) to the Registration Statement (File No.333-05593), filed June 14, 2006.

               (a)(a)(c) Form of Endorsement No.2006TSA-GWB, incorporated herein by reference to Exhibit 4.(i)(i)(i) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(d) Form of Endorsement No.2006CRT, incorporated herein by reference to Exhibit 4.(j)(j)(j) to the Registration Statement (File No. 333-05593), filed June 14, on May 15, 2007.

               (a)(a)(e) Form of Endorsement No.2006FMO, incorporated herein by reference to Exhibit 4.(k)(k)(k) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(f) Form of Endorsement No.2006IRA-ACC, incorporated herein by reference to Exhibit 4.(l)(l)(l) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(g) Form of Endorsement No.2006IRA-GWB, incorporated herein by reference to Exhibit 4.(m)(m)(m) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(h) Form of Endorsement No.2006NQ-ACC, incorporated herein by reference to Exhibit 4.(n)(n)(n) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(i) Form of Endorsement No.2006NQ-GWB, incorporated herein by reference to Exhibit 4.(o)(o)(o) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(j) Form of Endorsement No.2006QP-ACC, incorporated herein by reference to Exhibit 4.(p)(p)(p) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(k) Form of Endorsement No.2006QP-GWB, incorporated herein by reference to Exhibit 4.(q)(q)(q) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(l) Form of Endorsement No.2006ROTH-ACC, incorporated herein by reference to Exhibit 4.(r)(r)(r) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(m) Form of Endorsement No.2006ROTH-GWB, incorporated herein by reference to Exhibit 4.(s)(s)(s) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(n) Form of Endorsement No.2006TSA-ACC, incorporated herein by reference to Exhibit 4.(t)(t)(t) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(o) Form of Endorsement No.2006INHIRA-ACC, incorporated herein by reference to Exhibit4.(u)(u)(u) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

               (a)(a)(p)  Form of Endorsement No. 2006INHROTH-ACC,
                           incorporated herein by reference to Exhibit
                           4.(v)(v)(v) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(q) Form of Rider No. 2006GWB, incorporated herein by reference to Exhibit 4.(w)(w)(w) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(r) Form of Rider No. 2006EEB, incorporated herein by reference to Exhibit 4.(x)(x)(x) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(s) Form of Rider No. 2006GMAB, incorporated herein by reference to Exhibit 4. (y)(y)(y) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(t) Form of Rider No. 2006GMDB-AR, incorporated herein by reference to Exhibit 4.(z)(z)(z) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(u) Form of Rider No. 2006GMDB-GR, incorporated herein by reference to Exhibit 4.(a)(a)(b) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(v) Form of Rider No. 2006GMDBOPR, incorporated herein by reference to Exhibit 4.(a)(a)(c) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(w) Form of Rider No. 2006GMIB, incorporated herein by reference to Exhibit 4.(a)(a)(d) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(x) Form of Rider No. 2006GMIBOPR, incorporated herein by reference to Exhibit 4.(a)(a)(e) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                (a)(a)(y) Form of Data Page No. 2006DPSelect, as previously filed with this Registration Statement File No. 333-31131, filed June 15, 2006.

                (a)(a)(z) Form of Contract for Individual Fixed and Variable Annuity (2007DPSelect), filed with this Registration Statement (File No. 333-31131) on
                           May 15, 2007.

                (a)(b)(a) Form of Endorsement for Individual Fixed and Variable Annuity (2007MMDCA), filed with this Registration Statement (File No. 333-31131) on May 15, 2007.

                (a)(b)(b) Form of Data Page for Individual Fixed and Variable Annuity (2007DP), incorporated herein by reference to Exhibit 4 (a)(a)(g) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(c) Form of Data Page for Individual Fixed and Variable Annuity (2007GWBL DP), incorporated herein by reference to Exhibit 4 (a)(a)(h) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(d) Form of Data Page for Individual Fixed and Variable Annuity (2007DPTOBCO), incorporated herein by reference to Exhibit 4 (a)(a)(i) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(e) Form of Rider for Individual Fixed and Variable Annuity (2007GMIB), incorporated herein by reference to Exhibit 4 (a)(a)(n) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(f) Form of Rider for Individual Fixed and Variable Annuity (2007GMIBOPR), incorporated herein by reference to Exhibit 4 (a)(a)(o) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(g) Form of Rider for Individual Fixed and Variable Annuity (2007GMIBOPR-R), incorporated herein by reference to Exhibit 4 (a)(a)(p) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(h) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-GR-6), incorporated herein by reference to Exhibit 4 (a)(a)(q) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(i) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-GR-3), incorporated herein by reference to Exhibit 4 (a)(a)(r) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(j) Form of Rider for Individual Fixed and Variable Annuity (2007GMDBOPR), incorporated herein by reference to Exhibit 4 (a)(a)(s) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(k) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-AR), incorporated herein by reference to Exhibit 4 (a)(a)(t) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(l) Form of Rider for Individual Fixed and Variable Annuity (2006GWB - rev 5-07 NQ), incorporated herein by reference to Exhibit 4 (a)(a)(u) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(m) Form of Endorsement for Individual Fixed and Variable Annuity (2007DB-ACC), incorporated herein by reference to Exhibit 4 (a)(a)(v) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(n) Form of Endorsement for Individual Fixed and Variable Annuity (2007DB-GWB), incorporated herein by reference to Exhibit 4 (a)(a)(w) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(o) Form of Endorsement for Individual Fixed and Variable Annuity (2007NQ-ACC), incorporated herein by reference to Exhibit 4 (a)(a)(x) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(p) Form of Endorsement for Individual Fixed and Variable Annuity (2007NQ-GWB), incorporated herein by reference to Exhibit 4 (a)(a)(y) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(q) Form of Endorsement for Individual Fixed and Variable Annuity (2006IRA-ACC-rev 5-07), incorporated herein by reference to Exhibit 4
                           (a)(a)(z) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                (a)(b)(r) Form of Endorsement for Individual Fixed and Variable Annuity (2006IRA-GWB - rev 5-07), incorporated herein by reference to Exhibit 4
                           (a)(b)(a) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(s) Form of Endorsement for Individual Fixed and Variable Annuity (2006ROTH-ACC - rev 5-07), incorporated herein by reference to Exhibit 4
                          (a)(b)(b) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(t) Form of Endorsement for Individual Fixed and Variable Annuity (2006ROTH-GWB - rev 5-07), incorporated herein by reference to Exhibit 4
                          (a)(b)(c) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(u) Form of Endorsement for Individual Fixed and Variable Annuity (2007COO), incorporated herein by reference to Exhibit 4 (a)(b)(e) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(v) Form of Endorsement for Individual Fixed and Variable Annuity (2007PREDB), incorporated herein by reference to Exhibit 4 (a)(b)(f) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

               (a)(b)(w)  Form of Guaranteed Withdrawal Benefit
                          (("GWB")(rev0208)) is incorporated herein by reference to Exhibit 4.(a)(b)(g) to the Registration Statement (File No. 333-05593) filed on October 15, 2007.

               (a)(b)(x) Form of Data Page Rider for Individual Fixed and Variable Annuity (2007GWBL DP (rev 0208)) is incorporated herein by reference to Exhibit 4.(a)(b)(h) to the Registration Statement (File No. 333-05593) filed on April 23, 2008.

               (a)(b)(y) Form of Guaranteed Withdrawal Benefit for Life ("GWBL") Rider (No. 2008GWBL), incorporated herein by reference to Exhibit 4 (a) (b) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(b)(z) Form of Memorandum of Variable Material for Rider Form Nos. 2008GWBL and 2008GMIB and Endorsement 2008ADOPT, incorporated herein by reference to
                          Exhibit 4 (a) (b) (s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(a) Form of Data Pages (No. 2008DP), incorporated herein by reference to Exhibit 4 (a) (b) (t) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(b) Form of Endorsement Applicable to the Right to Add an Optional Guaranteed Withdrawal Benefit for Life ("GWBL") or Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2008ADOPT), incorporated herein by reference to Exhibit 4 (a) (b) (u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(c) Form of Guaranteed Minimum Death Benefit Rider w/ Optional Reset (GMBD) (No. 2008GMDBOPR), incorporated herein by reference to Exhibit 4
                          (a)(b)(v) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(d)  Form of Guaranteed Minimum Death Benefit Rider
                          (GMDB) (No. 2008GMDBSA), incorporated herein by reference to Exhibit 4 (a) (b) (w) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

               (a)(c)(e) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider with Optional Reset of [6% / 6.5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed

                           Withdrawal Benefit for Life Conversion Benefit (No. 2008GMIB), incorporated herein by reference to
                           Exhibit 4(a)(b)(x) to the Registration Statement (File No. 333-64749) on Form N-4 filed on
                           August 20, 2008.

                (a)(c)(f) Form of Endorsement Applicable to Credits Applied to Annuity Account Value (No. 2008TRBNS), incorporated herein by reference to Exhibit 4 (a)
                           (b) (y) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(g) Form of Endorsement Applicable to the Deferment Provision (No. 2008DEFER), incorporated herein by reference to Exhibit 4 (a) (b) (z) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(h) Form of Endorsement Applicable to IRA Contracts (No. 2008IRA-ACC), incorporated herein by reference to Exhibit 4 (a)(c)(a) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(i) Form of Endorsement Applicable to Custodial Contracts (No. 2008IRA-CSTDL-NS), incorporated herein by reference to Exhibit 4 (a) (c) (b) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(j) Form of Endorsement Applicable to IRA Contracts (No. 2008IRA-GWB), incorporated herein by reference to Exhibit 4 (a)(c)(c) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(k) Form of Endorsement Applicable to ROTH-IRA Contracts (No. 2008ROTH-ACC), incorporated herein by reference to Exhibit 4(a)(c)(d) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(l) Form of Endorsement Applicable to ROTH-IRA Contracts (No. 2008ROTH-GWB), incorporated herein by reference to Exhibit 4 (a)(c)(e) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(m) Form of Endorsement Applicable to SEP-IRA Contracts (No. 2008SEPIRA-ACC), incorporated herein by reference to Exhibit 4 (a)(c)(f) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(n) Form of Endorsement Applicable to SEP-IRA Contracts (No. 2008SEPIRA-GWB), incorporated herein by reference to Exhibit 4 (a)(c)(g) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(o) Form of Endorsement Applicable to Simple IRA Contracts (No. 2008SIMIRA-ACC), incorporated herein by reference to Exhibit 4 (a)(c)(h) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(p) Form of Endorsement Applicable to Simple IRA Contracts (No. 2008SIMIRA-GWB), incorporated herein by reference to Exhibit 4 (a)(c)(i) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(q)  Form of Non-Spousal Beneficiary Continuation Option
                           (BCO) Tax-Qualified Retirement Plan Funds Direct Rollover to Traditional IRA Endorsement (No. 2008TQNSBCO), incorporated herein by reference to
                           Exhibit 4 (a)(c)(j) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(r) Form for use with Certificate Form No. 2006BASEA/2006BASEB or Contract Form No. 2006BASE-I-A/2006BASE-I-B (Depending on
                           Jurisdiction) Marketed as AXA Equitable's
                           "Accumulator Series 08" ("Accumulator",
                           "Accumulator Select", "Accumulator Plus" and
                           "Accumulator Elite"), incorporated herein by reference to Exhibit 4 (a)(c)(k) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(s)  Form of Data Pages (No. 2008DPBCO -
                           INH/NSDR),incorporated herein by reference to
                           Exhibit 4 (a)(c)(c) to the Registration Statement (File No. 333-05593) on Form N-4 filed on
                           August 20, 2008.

                (a)(c)(t) Form of Data Pages (No. 2008DPSELECT) previously filed with this Registration Statement, File No. 333-31131, on August 22, 2008.

                (a)(c)(u) Form of Endorsement Applicable to the Right to Add an Optional Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2009ADOPT), incorporated herein by reference to Exhibit 4 (a) (c) (o) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(v) Form of Endorsement Applicable to Investment Options (Form No. 2009GOA), incorporated herein by reference to Exhibit 4 (a) (c) (p) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(w) Form of Endorsement Applicable to GWBL Maturity Date Annuity Benefit (Form No. 2009GWBLMD), incorporated herein by reference to Exhibit 4
                           (a)(c) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(x) Form of Endorsement Applicable to Section 6.02, "Payment Upon Death" (Form No. 2009DBENDO), incorporated herein by reference to Exhibit 4
                           (a)(c)(s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(y) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider Annual Ratchet to Age [85] (Form No. 2009GMDBAR), incorporated herein by reference to
                           Exhibit 4 (a) (c) (t) to the Registration
                           Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(z) Form of Guaranteed Minimum Death Benefit Rider (Form No. 2009GMDBOPR), incorporated herein by reference to Exhibit 4 (a)(c)(u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(d)(a) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider with Optional Reset of [5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed Withdrawal Benefit for Life Conversion Benefit (Form No. 2009GMIB), incorporated herein by reference to Exhibit 4 (a) (c) (v) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(d)(b) Form of Endorsement Applicable to Special Money Market Dollar Cost Averaging (Form No.
                           2009MMSDCA) incorporated herein by reference to
                           Exhibit 4 (a) (c) (q) to the Registration
                           Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(d)(c) Form of Data Pages, (Form No. 2009DPSelect), previously filed with this Registration Statement (File No. 333-31131) on May 14, 2009.

                 (a)(d)(d) Form of Data Pages (Form No. 2009DP),
                           incorporated herein by reference to Exhibit 4 (a)
                           (c) (p) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                 (a)(d)(e) Form of Endorsement applicable to Termination of
                           Guaranteed Minimum Death Benefits (Form No.
                           2012GMDB-BO-1), incorporated herein by reference to Exhibit 4(m)(m) to the Registration Statement (File No. 33-83750) on Form N-4 filed
                           April 24, 2013.

                 (a)(d)(f) Form of Endorsement Terminating the Guaranteed
                           Withdrawal Benefit for Life Rider and any
                           Applicable Guaranteed Minimum Death Benefit offered thereunder (Form No. (2013GWBL-BO-I), incorporated herein by reference to the Registration Statement (File No. 333-05593) on Form N-4 filed on April 23, 2014.

                 (a)(d)(g) Form of Endorsement Terminating the Guaranteed
                           Withdrawal Benefit for Life Rider and any
                           Applicable Guaranteed Minimum Death Benefit
                           (2013GWBL-BO-G) offered thereunder, incorporated herein by reference to the Registration Statement (File No. 333-05593) on Form N-4 filed on
                           April 23, 2014.

                 (a)(d)(h) Form of Endorsement Terminating the Guaranteed
                           Minimum Income Benefit and any Guaranteed Minimum Death Benefit(s) offered thereunder (2013GMIB-BO-I), incorporated herein by reference to the Registration Statement (File No. 333-05593) on Form N-4 filed on April 23, 2014.

                 (a)(d)(i) Form of Endorsement Terminating the Guaranteed
                           Minimum Income Benefit and any Guaranteed Minimum Death Benefit(s) (2013GMIB-BO-G) offered thereunder, incorporated herein by reference to the Registration Statement (File No. 333-05593) on Form N-4 filed on April 23, 2014.

                 (a)(d)(j) Endorsement Adding a Lump Sum Payment Option
                           (2014GMIB-LS-G), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

                 (a)(d)(k) Endorsement Adding a Lump Sum Payment Option
                           (2014GMIB-LS-I), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

                 (a)(d)(l) Endorsement Adding a Lump Sum Payment Option
                           (2014GMIB-W-LS-G), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

                 (a)(d)(m) Endorsement Adding a Lump Sum Payment Option
                           (2014-W-GMIB-LS-I), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

                 (a)(d)(n) Endorsement Adding a Lump Sum Payment Option
                           (2014GWBL-LS-G), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

                 (a)(d)(o) Endorsement Adding a Lump Sum Payment Option
                           (2014GWBL-LS-I), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

                 (a)(d)(p) Form of Endorsement applicable to the GMIB
                           Conversion Option (Form No. 2016GMIB-CO-G), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593)filed on December 23, 2016.

                 (a)(d)(q) Form of Endorsement applicable to the GMIB
                           Conversion Option (Form No. 2016GMIB-CO-I), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593)filed on December 23, 2016.

          5.     Applications.

                 (a) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA and NQ), previously filed with this Registration Statement (File No. 333-31131) on July 11, 1997.

                 (b) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA and NQ), previously filed with this Registration Statement No. 333-31131 on December 31, 1997.

                 (c) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ and QP), previously filed with this Registration Statement No. 333-31131 on May 1, 1998.

                 (d) Forms of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ, QP and
                           TSA), previously filed with this Registration Statement No. 333-31131 on May 22, 1998.

                 (e) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-31131 on November 30, 1998.

                 (f) Form of Enrollment Form/Application (as revised) for Equitable Accumulator Select (IRA, NQ, QP and
                           TSA), previously filed with this Registration Statement No. 333-31131 on December 28, 1998.

                 (g) Form of Enrollment Form/Application for Equitable Accumulator Select (IRA, NQ, QP AND TSA), previously filed with this Registration Statement, File No. 333-31131 on April 30, 1999.

                 (h) Form of application for Accumulator, Form No. 2002App01 previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (i) Form of application for Accumulator, Form No. 2002App02 previously filed with this Registration Statement, (File No. 333-31131) on March 8, 2002.

                 (j)       Form of application for Accumulator(R)
                           Select(SM), Form No. 2004 App02, as previously filed with this Registration Statement File No. 333-31131, filed April 20, 2006.

                 (k) Form of Application No. 2006 App 02, incorporated herein by reference to Exhibit 5.(m) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                 (l) Form of Application No. 2006 App 01, incorporated herein by reference to Exhibit 5.(n) to the Registration Statement (File No. 333-05593), filed June 14, 2006.

                 (m) Form of Application for Accumulator (2007App 01), incorporated herein by reference to Exhibit 5 (o) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                 (n) Form of Application for Accumulator (2007App 02), incorporated herein by reference to Exhibit 5 (p) to the Registration Statement (File No. 333-05593), filed January 30, 2007.

                 (o) Form of Application for Accumulator(R), Select(SM), Form No. 2008 App 01 S, previously filed with this Registration Statement, File No. 333-31131, on August 22, 2008.

                 (p)       Form of Application for Accumulator(R) Select(SM),

                           Form No. 2008 App 02 S, previously filed with this Registration Statement, File No. 333-31131, on August 22, 2008.

                (q) Form of Application for Accumulator(R) Select(SM), Form No. 2009 App 01 S, previously filed with this Registration Statement File No. 333-31131 on
                           May 14, 2009.

                (r) Form of Application for Accumulator(R) Select(SM), Form No. 2009 App 02 S, previously filed with this Registration Statement File No. 333-31131 on
                           May 14, 2009.

            6.  Depositor's Certificate of Incorporation and By-Laws.

                (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed on April 24, 2012.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

            7.  Reinsurance Contracts.

                           Form of Reinsurance Agreement between Reinsurance Company and the Equitable Life Assurance Society of the United States previously filed with this Registration Statement File No. 333-31131 on
                           April 25, 2001.

            8.  Participation Agreements.

                (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

                (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

                (a)(ii) Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iii) Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv) Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

                (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

                (a)(vii) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

                (a)(viii) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

               (a)(xi) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

               (a)(xii) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

               (a)(xiii) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xiv) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xv) Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

               (a)(xvi) Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement
                             (File No. 333-17217) on Form N-1A filed on
                             February 7, 2012.

               (a)(b) Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

               (a)(b)(i) Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

               (a)(b)(ii) Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

               (a)(b)(iii) Amendment No. 3, dated as of April 4, 2014 ("Amendment No. 3"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

               (a)(b)(iv) Amendment No. 4, dated as of June 1, 2014 ("Amendment No. 4"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

               (a)(b)(v) Amendment No. 5, dated as of July 16, 2014 ("Amendment No. 5"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") "), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

               (a)(b)(vi) Amendment No. 6, dated as of April 30, 2015 ("Amendment No. 6"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

               (a)(b)(vii) Amendment No. 7, dated as of December 21, 2015 ("Amendment No. 7"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

               (a)(b)(viii)  Amendment No. 8, dated as of December 9, 2016
                             ("Amendment No. 8"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

               (a)(b)(ix) Amendment No. 9 dated as of May 1, 2017 ("Amendment No. 9") to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

               (a)(b)(x) Amendment No. 10 dated as of November 1, 2017 ("Amendment No. 10") to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

               (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

               (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

               (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

               (b)(iii) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier
                             VIP Trust Registration Statement (File No.
                             333-70754) on Form N-1A filed on February 5, 2008.

               (b)(b) Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

               (b)(b)(i) Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

               (b)(b)(ii) Amendment No. 2, dated as of April 18, 2014 ("Amendment No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

               (b)(b)(iii) Amendment No. 3, dated as of July 8, 2014 ("Amendment No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

               (b)(b)(iv) Amendment No. 4, dated as of December 10, 2014 ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

               (b)(b)(v) Amendment No. 5, dated as of September 26, 2015 ("Amendment No. 5"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

          9.   Legal Opinion.

                             Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

          10.  Other Opinions.

               (a) Consent of PricewaterhouseCoopers LLP, filed herewith.

               (b)           Powers of Attorney, filed herewith.

          11.  Omitted Financial Statements. Not applicable.

          12.  Initial Capital Agreements. Not applicable.

          13.  Redeemability Exemption. Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Thomas Buberl                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Kristi A. Matus                Director
380 Beacon Street, #2
Boston, MA 02116

Ramon de Oliveira              Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Bertram L. Scott               Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

George Stansfield              Director
AXA
25, Avenue Matignon
75008 Paris, France

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

Charles G.T. Stonehill         Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director, Secretary and
                               General Counsel

*Heinz-Juergen Schwering       Managing Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Marine de Boucaud             Senior Executive Director and Chief Human
                               Resources Officer

*Joshua E. Braverman           Senior Executive Director

*Kermitt J. Brooks             Managing Director and Deputy General Counsel

*Michael B. Healy              Senior Executive Director and Chief Information
                               Officer

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*Brian Winikoff                Senior Executive Director and Head of U.S. Life,
                               Retirement and Wealth Management

*Adrienne Johnson              Senior Executive Director and Chief
                               Transformation Officer

*Kevin Molloy                  Senior Executive Director

*Keith Floman                  Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Nicholas Huth                 Managing Director, Associate General Counsel
                               and Chief Compliance Officer

*Kathryn Ferrero               Senior Executive Director and Chief Marketing
                               Officer

*David Karr                    Senior Executive Director

*Dominique Baede               Managing Director

*Christina Banthin             Managing Director and Associate General Counsel

*Eric Colby                    Managing Director

*Graham Day                    Managing Director

*Matthew Drummond              Managing Director

*Ronald Herrmann               Managing Director

*Steven M. Joenk               Managing Director and Chief Investment Officer

*David Kahal                   Managing Director

*Kevin M. Kennedy              Managing Director

*Kenneth Kozlowski             Managing Director

*Susan La Vallee               Managing Director

*Barbara Lenkiewicz            Managing Director

*Patricia Louie                Managing Director and Associate General Counsel

*Carol Macaluso                Managing Director

*James Mellin                  Managing Director

*Hillary Menard                Managing Director

*Prabha ("Mary") Ng            Managing Director

*Christine Nigro               Managing Director

*James O'Boyle                 Managing Director

*Robin Raju                    Managing Director

*Anthony F. Recine             Managing Director and Chief Auditor

*John Rivett                   Managing Director

*Pamela Rosado                 Managing Director and Associate General Counsel

*Steven I. Rosenthal           Managing Director

*Theresa Trusskey              Managing Director

*Marc Warshawsky               Managing Director

*Melisa Waters                 Managing Director

*Jeffrey J. Hurd               Senior Executive Director and Chief Operating
                               Officer

*Antonio Di Caro               Managing Director

*Glen Gardner                  Managing Director

*Shelby Hollister-Share        Managing Director

*Manuel Prendes                Managing Director

*Aaron Sarfatti                Managing Director

*Stephen Scanlon               Managing Director

*Samuel Schwartz               Managing Director

*Michael Simcox                Managing Director

*Mia Tarpey                    Managing Director

*Yun ("Julia") Zhang           Lead Director and Treasurer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

              Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is an indirect wholly owned subsidiary of AXA Equitable Holdings, Inc. (the "Holding Company").

              As of the date of this filing, AXA S.A. ("AXA")owns 100% of the Holding Company's outstanding common stock. On May 10, 2017, AXA announced its intention to pursue the sale of a minority stake in our indirect parent, AXA Equitable Holdings, Inc., the parent company of AXA Financial, Inc., through a proposed initial public offering (the "Holdings IPO") in the first half of 2018. On November 13, 2017, Holdings filed a Form S-1 registration statement with the Securities and Exchange Commission ("SEC"). The completion of the proposed Holdings IPO will depend on, among other things, the SEC filing and review process and customary regulatory approvals, as well as market conditions. There can be no assurance that the proposed Holdings IPO will occur on the anticipated timeline or at all.

              AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

              (a) The 2016/2017 AXA Group Organization Charts, are incorporated herein by reference to Exhibit 26(a) of Registration Statement (File No. 333-216084) on Form N-4, filed August 25, 2017.

              (b) AXA Equitable Holdings, Inc. - Subsidiary Organization Chart Q1-2018, is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 2-30070) on Form N-4 filed on April 17, 2018.

Item 27. Number of Contractowners

         As of March 31, 2018, there were 5,105 Qualified Contract owners and 4,521 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

         The By-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii)the related expenses of any such person in any of said categories may be advanced by the Company.

                     (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.721-726:
                          Insurance Law ss.1216)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, and ARGO RE Ltd. The annual limit on such policies is $155 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

         (c)    Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.Principal Underwriters

                 (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY,
NY 10104.

                 (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS, LLC)
------------------                 --------------------------------------

*David Karr                        Director, Chairman of the Board and Chief
                                   Executive Officer

*Christine Nigro                   Director and Vice Chairman of the Board

*Ronald Herrmann                   Director

*Anders B. Malmstrom               Director

*Frank Massa                       Director, President and Chief Operating
                                   Officer

*Brian Winikoff                    Director

*Mary Jean Bonadonna               Vice President and Chief Compliance Officer

*Yun Zhang                         Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Kenneth Webb                      Vice President

*Page Pennell                      Vice President

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*James Mellin                      Chief Sales Officer

*Thomas Eng                        Chief Privacy Officer

*Nicholas J. Gismondi              Vice President and Controller

*Kadeidre Screen                   Secretary

*James O'Boyle                     Senior Vice President

*Gerald J. Carroll                 Vice President

*Claire A. Comerford               Vice President

*Kathryn Ferrero                   Vice President

*Prabha ("Mary") Ng                Chief Information Security Officer

*Robert Matricardi                 Assistant Vice President and Chief
                                   Financial Planning Officer

*Joshua Katz                       Vice President

*Christopher LaRussa               Vice President

*Christian Cannon                  Assistant Vice President and Counsel

*David G. Rogers                   Vice President

*Samuel Schwartz                   Vice President

*Ruth Shorter                      Vice President

*Steven Sutter                     Vice President and Assistant Treasurer

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 -------------------------------------------

*Brian Winikoff                    Director, Chairman of the Board, Chief
                                   Executive Officer and Chief Retirement
                                   Savings Officer

*Ronald Herrmann                   Senior Vice President and Director

*Michael B. Healy                  Executive Vice President

*Harvey T. Fladeland               Senior Vice President

*Kathryn Ferrero                   Senior Vice President

*Peter D. Golden                   Senior Vice President

*David Kahal                       Senior Vice President

*Kevin M. Kennedy                  Director and President

*Graham Day                        Senior Vice President

*Trey Reynolds                     Senior Vice President

*David Veale                       Senior Vice President

*Alfred D'Urso                     Vice President and Chief Compliance Officer

*Michael Schumacher                Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Gina Jones                        Vice President and Financial Crime Officer

*Yun Zhang                         Vice President and Treasurer

*Francesca Divone                  Secretary

*Evan Hirsch                       Senior Vice President

*Gerald J. Carroll                 Vice President

*Mathew Drummond                   Vice President

*Karen Farley                      Vice President

*Richard Frink                     Vice President

*Michael J. Grass                  Vice President

*Laird Johnson                     Vice President

*Joshua Katz                       Vice President

*James Long                        Vice President

*Page W. Long                      Vice President

*James S. O'Connor                 Vice President

*Matthew A. Schirripa              Vice President

*Samuel Schwartz                   Vice President

*William Sorrentino                Vice President

*Steven Sutter                     Vice President and Assistant Treasurer

*Jonathan Zales                    Vice President

*Stephen Scanlon                   Director and Senior Vice President

*Prabha ("Mary") Ng                Senior Vice President and Chief Information
                                   Security Officer

*Edward Rosenblatt                 Vice President and General Counsel

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

(c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                AXA Equitable represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Contracts.

                The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 18th day of April, 2018.

                              SEPARATE ACCOUNT NO. 49 OF
                              AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)

                              By:  AXA Equitable Life Insurance Company
                                                   (Depositor)

                              By:  /s/ Shane Daly
                                   ---------------------------------------------
                                   Shane Daly
                                   Vice President and Associate General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 18th day of April, 2018.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Barbara Fallon-Walsh       Bertram L. Scott
Daniel G. Kaye             Charles G.T. Stonehill
Kristi A. Matus            Richard C. Vaughan
Mark Pearson               Ramon de Oliveira

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      April 18, 2018

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
-----------                                                           ---------

9                 Opinion and Consent of Counsel                      EX-99.9

10(a)             Consent of PricewaterhouseCoopers LLP               EX-99.10a

10(b)             Powers of Attorney                                  EX-99.10b